UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07452

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

Item 1.	Report to Stockholders.

Annual Report to Shareholders	December 31, 2020

Invesco V.I. American Franchise Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	VK-VIAMFR-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco V.I. American Franchise Fund (the Fund) outperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	42.35%
Series II Shares	41.99
S&P 500 Index▼ (Broad Market Index)	18.40
Russell 1000 Growth Index▼ (Style-Specific Index)	38.49
Lipper VUF Large-Cap Growth Funds Index∎ (Peer Group Index)	37.38

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    Given this landscape, the Fund produced a strong, double digit return and outperformed its style-specific benchmark, the Russell 1000 Growth Index, during the year. Performance was primarily driven by stock selection with the health care, industrials, communication services and materials sectors being key relative contributors. Market allocation also had a positive effect with an overweight in consumer discretionary and lack of real estate exposure proving beneficial to relative re-

turns. Conversely, an underweight exposure in information technology (IT) and stock selection in consumer discretionary were relative detractors.

    Top individual contributors to the Fund’s absolute performance during the year included Farfetch, Amazon.com and Moderna.

    We believe Farfetch is positioned toward becoming the dominant online luxury retail destination aggregating over 1,000 luxury sellers and offering over 3,000 luxury brands with over 6 million SKUs (stock-keeping units), which is 10 times more than its nearest online competitor.4 Farfetch has a new global partnership which allowed it to expand into the China market. We believe this strong position has enabled the company to outgrow the overall online luxury market and become the partner of choice for luxury vendors.

    The COVID-19 event has accelerated some of the long-term shifts driven by technological changes and increased connectivity that we seek to capture. eCommerce platforms have seen substantial growth in demand from new users, as well as for the previously underpenetrated categories of food and consumables. An overweight allocation in Amazon was beneficial to both absolute and relative performance during the year.

    We originally purchased Moderna in the summer of 2019 given its promising new messenger-RNA platform which uses genetic material to produce vaccines to provoke an immune response. Its speed of delivery and portability was an important part of our original investment thesis. Having the position and access to the company also gave us confidence around a vaccination timeline at the height of uncertainty in March and April. Moderna made a COVID-19 prototype at an all-time record pace. Also, we think it can pivot quickly to handle virus mutations. Moderna contributed to both absolute and relative performance during the year. Following material gains, the shares were sold given their rich valuation.

    Top individual absolute detractors from Fund performance during the year included Royal Caribbean, Tyson Foods and Airbus.

    Cruise line stocks like Royal Caribbean sold off deeply in the first quarter. Early in the year, we had kept exposure thinking COVID-19 might be contained within Asia, which is not yet a major cruising market. Once the virus appeared in Europe, the largest cruise destination market, we reduced exposure significantly and eventually phased out exposure completely as we believed their path to growth would be slow and uncertain.

    Tyson Foods suffered during the year as almost one-third of its business supplies food to restaurants, which were forced to close in lockdowns and operate at reduced capacity once allowed to open back up. COVID-19 infections also caused major disruptions to Tyson Food’s meat processing plants, forcing closures and causing protein shortages. We

Invesco V.I. American Franchise Fund

significantly reduced our exposure throughout the year.

    Going into the COVID-19 crisis, Airbus held what we believed to be an unparalleled position in aerospace with an order backlog, a competitor whose main product was deficient and grounded, as well as a strong balance sheet with plenty of liquidity. Global air travel was grounded to a halt this year and has yet to recover fully. We sold Airbus as it seems unlikely that struggling airlines will be able to purchase new aircrafts anytime soon.

    Our fundamental bottom-up research led us to overweight exposures in communication services, consumer discretionary and financials at year end, relative to the Fund’s style-specific index. Within consumer discretionary, we were focused on technology-driven share shift, demographics and changing behaviors. Despite being a small position overall, the Fund was overweight in financials given the potential to benefit from economic recovery supported by the vaccine rollout. Underweight exposures included IT, real estate, consumer staples and health care. Within IT, semiconductors were the only overweight industry, given a current preference for technology-driven companies within the communication services and consumer discretionary sectors. Within health care, we have a preference for life sciences & tools, the “arms dealers” in the biopharma complex, and health care equipment & supplies, with a focus on secular trends such as robotics and disruptive innovators.

    At the close of the year, we continued to expect volatility as the global economy ebbs and flows between high COVID-19 infection rates with lockdowns and vaccinations supporting reopenings with a return to normalcy. Interest rates are likely to remain low by historic standards and economic growth is likely to remain muted on a full year basis, although we expect some quarters will benefit from easy comparisons versus the lockdowns of 2020. We believe this is a ripe environment for equities in general as pent up demand further propels the cyclical recovery. However, value industries lack pricing power in the face of globalization, overcapacity and increased efficiencies mostly due to technological changes. Therefore, we believe growth will continue to outperform. As ever, we believe change is the fuel for growth and we expect our positioning will be active within the unfolding vaccine-related opportunities to go back outside yet balanced with secular growers. We continue to seek to identify “share-takers,” companies that can gain market share through technology-enabled advantages in their business models and from disruptive shifts in enterprise and consumer behavior.

    Thank you for your commitment to the Invesco V.I. American Franchise Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: US Bureau of Economic Analysis

3	Source: Lipper Inc.

4	Source: Morningstar

Portfolio manager(s):

Ido Cohen

Erik Voss (Lead)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. American Franchise Fund

Your Fund’s Long – Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (7/3/95)	11.02%
10 Years	15.32
5 Years	19.56
1 Year	42.35

Series II Shares
Inception (9/18/00)	4.72%
10 Years	15.03
5 Years	19.26
1 Year	41.99

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund (renamed Invesco V.I. American Franchise Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class I shares and Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. American Franchise Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Franchise Fund

Supplemental Information

Invesco V.I. American Franchise Fund’s investment objective is to seek capital growth.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. American Franchise Fund

Fund Information

Portfolio Composition
By sector	% of total net assets

Information Technology	33.09%

Consumer Discretionary	22.78

Communication Services	16.72

Health Care	11.98

Industrials	5.92

Financials	4.10

Consumer Staples	2.77

Other Sectors, Each Less than 2% of Net Assets	2.62

Money Market Funds Plus Other Assets Less Liabilities	0.02

Top 10 Equity Holdings*
% of total net assets

1. Amazon.com, Inc.	9.42%

2. Alphabet, Inc., Class A	4.78

3. Facebook, Inc., Class A	4.67

4. Microsoft Corp.	4.66

5. QUALCOMM, Inc.	3.56

6. Alibaba Group Holding Ltd., ADR	2.94

7. PayPal Holdings, Inc.	2.81

8. Apple, Inc.	2.80

9. Visa, Inc., Class A	2.74

10. Booking Holdings, Inc.	2.73

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. American Franchise Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–99.98%
Aerospace & Defense–0.64%
Textron, Inc.	109,671	$5,300,399

Agricultural Products–0.12%
Darling Ingredients, Inc.(b)	17,095	986,040

Application Software–7.13%
Adobe, Inc.(b)	19,908	9,956,389

Paycom Software, Inc.(b)	7,508	3,395,493

RingCentral, Inc., Class A(b)	45,945	17,411,777

salesforce.com, inc.(b)	54,726	12,178,177

Splunk, Inc.(b)	18,826	3,198,349

Synopsys, Inc.(b)	39,142	10,147,172

Unity Software, Inc.(b)(c)	18,975	2,912,093

		59,199,450

Asset Management & Custody Banks–3.22%
Apollo Global Management, Inc.	258,349	12,653,934

KKR & Co., Inc., Class A	348,555	14,112,992

		26,766,926

Automotive Retail–0.30%
CarMax, Inc.(b)	26,275	2,481,936

Biotechnology–1.86%
Alnylam Pharmaceuticals, Inc.(b)	16,871	2,192,724

Argenx SE, ADR (Netherlands)(b)	8,424	2,477,414

BeiGene Ltd., ADR (China)(b)	16,363	4,228,035

C4 Therapeutics, Inc.(b)	11,625	385,136

Ionis Pharmaceuticals, Inc.(b)	38,815	2,194,600

Sarepta Therapeutics, Inc.(b)	12,583	2,145,276

uniQure N.V. (Netherlands)(b)	51,005	1,842,811

		15,465,996

Casinos & Gaming–0.74%
Penn National Gaming, Inc.(b)	71,004	6,132,615

Construction Machinery & Heavy Trucks–0.12%
Nikola Corp.(b)(c)	66,070	1,008,228

Consumer Electronics–1.43%
Sony Corp. (Japan)	117,900	11,854,100

Copper–1.25%
Freeport-McMoRan, Inc.	398,154	10,359,967

Data Processing & Outsourced Services–6.75%
FleetCor Technologies, Inc.(b)	10,974	2,994,036

Mastercard, Inc., Class A	19,572	6,986,030

PayPal Holdings, Inc.(b)	99,625	23,332,175

Visa, Inc., Class A	103,893	22,724,516

		56,036,757

Diversified Support Services–0.44%
Cintas Corp.	10,409	3,679,165

Environmental & Facilities Services–0.49%
GFL Environmental, Inc. (Canada)	138,451	4,040,000

	Shares	Value
Financial Exchanges & Data–0.18%
S&P Global, Inc.	4,571	$1,502,625

Food Distributors–1.48%
US Foods Holding Corp.(b)	369,577	12,310,610

Health Care Equipment–3.32%
Abbott Laboratories	20,499	2,244,436

DexCom, Inc.(b)	5,688	2,102,967

Intuitive Surgical, Inc.(b)	9,961	8,149,094

Teleflex, Inc.	17,469	7,189,716

Zimmer Biomet Holdings, Inc.	51,049	7,866,141

		27,552,354

Health Care Services–0.25%
Amedisys, Inc.(b)	7,021	2,059,470

Health Care Supplies–0.45%
Align Technology, Inc.(b)	4,002	2,138,589

West Pharmaceutical Services, Inc.	5,796	1,642,065

		3,780,654

Health Care Technology–0.28%
GoodRx Holdings, Inc., Class A(b)(c)	46,817	1,888,598

Teladoc Health, Inc.(b)	2,044	408,718

		2,297,316

Home Improvement Retail–2.20%
Lowe’s Cos., Inc.	113,572	18,229,442

Industrial Conglomerates–0.50%
Roper Technologies, Inc.	9,574	4,127,256

Industrial Gases–0.38%
Air Products and Chemicals, Inc.	11,591	3,166,893

Integrated Oil & Gas–0.62%
Occidental Petroleum Corp.	297,745	5,153,966

Interactive Home Entertainment–5.45%
Activision Blizzard, Inc.	210,260	19,522,641

Electronic Arts, Inc.	46,807	6,721,485

Nintendo Co. Ltd. (Japan)	25,000	15,954,730

Take-Two Interactive Software, Inc.(b)	14,644	3,042,877

		45,241,733

Interactive Media & Services–10.06%
Alphabet, Inc., Class A(b)	22,656	39,707,812

Facebook, Inc., Class A(b)	141,786	38,730,264

ZoomInfo Technologies, Inc., Class A(b)	105,361	5,081,561

		83,519,637

Internet & Direct Marketing Retail–18.12%
Alibaba Group Holding Ltd., ADR (China)(b)	104,895	24,412,213

Amazon.com, Inc.(b)	24,000	78,166,320

Booking Holdings, Inc.(b)	10,184	22,682,518

DoorDash, Inc., Class A(b)	15,595	2,226,186

Farfetch Ltd., Class A (United Kingdom)(b)	244,904	15,627,324

HelloFresh SE (Germany)(b)	94,788	7,325,035

		150,439,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

	Shares	Value
Life & Health Insurance–0.70%
Athene Holding Ltd., Class A(b)	133,965	$5,779,250

Life Sciences Tools & Services–3.45%
10X Genomics, Inc., Class A(b)	19,682	2,786,971

Avantor, Inc.(b)	387,143	10,898,075

IQVIA Holdings, Inc.(b)	66,052	11,834,537

Thermo Fisher Scientific, Inc.	6,751	3,144,481

		28,664,064

Managed Health Care–1.14%
UnitedHealth Group, Inc.	27,126	9,512,546

Movies & Entertainment–1.20%
Netflix, Inc.(b)	11,541	6,240,565

Walt Disney Co. (The)(b)	20,742	3,758,035

		9,998,600

Oil & Gas Equipment & Services–0.09%
Baker Hughes Co., Class A	34,804	725,663

Packaged Foods & Meats–0.17%
Tyson Foods, Inc., Class A	22,242	1,433,274

Pharmaceuticals–1.22%
Reata Pharmaceuticals, Inc., Class A(b)	63,291	7,824,033

Zoetis, Inc.	13,859	2,293,665

		10,117,698

Railroads–0.35%
Union Pacific Corp.	14,086	2,932,987

Research & Consulting Services–0.91%
CoStar Group, Inc.(b)	8,177	7,557,838

Semiconductor Equipment–3.06%
Applied Materials, Inc.	237,143	20,465,441

ASML Holding N.V., New York Shares (Netherlands)	10,103	4,927,435

		25,392,876

Semiconductors–5.51%
Monolithic Power Systems, Inc.	7,247	2,654,069

NVIDIA Corp.	25,933	13,542,213

QUALCOMM, Inc.	193,816	29,525,929

		45,722,211

Specialty Chemicals–0.28%
Sherwin-Williams Co. (The)	3,138	2,306,148

Systems Software–7.85%
Microsoft Corp.	173,969	38,694,185

	Shares	Value
Systems Software–(continued)
Palo Alto Networks, Inc.(b)	40,765	$14,487,473

ServiceNow, Inc.(b)	21,769	11,982,311

		65,163,969

Technology Hardware, Storage & Peripherals–2.80%
Apple, Inc.	174,979	23,217,963

Tobacco–1.00%
Philip Morris International, Inc.	100,172	8,293,240

Trading Companies & Distributors–1.49%
Fastenal Co.	83,119	4,058,701

United Rentals, Inc.(b)	35,856	8,315,365

		12,374,066

Trucking–0.98%
Knight-Swift Transportation Holdings, Inc.	39,822	1,665,356

Lyft, Inc., Class A(b)	104,252	5,121,901

Uber Technologies, Inc.(b)	26,381	1,345,431

		8,132,688

Total Common Stocks & Other Equity Interests (Cost $350,694,180)		830,018,212

Money Market Funds–0.12%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	339,535	339,535

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)(e)	241,078	241,150

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	388,040	388,040

Total Money Market Funds (Cost $968,725)		968,725

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $351,662,905)		830,986,937

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.67%
Invesco Private Government Fund, 0.02%(d)(e)(f)	2,232,586	2,232,586

Invesco Private Prime Fund, 0.12%(d)(e)(f)	3,347,874	3,348,878

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,581,464)		5,581,464

TOTAL INVESTMENTS IN SECURITIES–100.77% (Cost $357,244,369)		836,568,401

OTHER ASSETS LESS LIABILITIES–(0.77)%		(6,426,496)

NET ASSETS–100.00%		$830,141,905

Investment Abbreviations:

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$293,529	$ 40,524,411	$(40,478,405)	$-	$-	$339,535	$3,936

Invesco Liquid Assets Portfolio, Institutional Class	209,582	29,131,423	(29,098,113)	-	(1,742)	241,150	4,580

Invesco Treasury Portfolio, Institutional Class	335,461	46,313,613	(46,261,034)	-	-	388,040	4,059
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	-	5,182,077	(5,182,077)	-	-	-	270	*

Invesco Liquid Assets Portfolio, Institutional Class	-	969,176	(969,306)	-	130	-	136	*

Invesco Private Government Fund	-	35,474,066	(33,241,480)	-	-	2,232,586	455	*

Invesco Private Prime Fund	-	23,817,229	(20,468,498)	-	147	3,348,878	1,320	*
Total	$838,572	$181,411,995	$(175,698,913)	$-	$(1,465)	$6,550,189	$14,756

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $350,694,180)*	$830,018,212

Investments in affiliated money market funds, at value (Cost $6,550,189)	6,550,189

Foreign currencies, at value (Cost $185,524)	187,241

Receivable for:
Investments sold	2,279,177

Fund shares sold	246,995

Dividends	163,753

Investment for trustee deferred compensation and retirement plans	349,476

Total assets	839,795,043

Liabilities:
Payable for:
Investments purchased	1,478,559

Fund shares reacquired	1,264,651

Amount due custodian	513,096

Collateral upon return of securities loaned	5,581,464

Accrued fees to affiliates	384,716

Accrued other operating expenses	60,117

Trustee deferred compensation and retirement plans	370,535

Total liabilities	9,653,138

Net assets applicable to shares outstanding	$830,141,905

Net assets consist of:
Shares of beneficial interest	$258,745,972

Distributable earnings	571,395,933

$830,141,905

Net Assets:
Series I	$611,333,514

Series II	$218,808,391

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,861,441

Series II	2,595,234

Series I:
Net asset value per share	$89.10

Series II:
Net asset value per share	$84.31

*	At December 31, 2020, securities with an aggregate value of $5,297,335 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $53,688)	$4,680,325

Dividends from affiliated money market funds (includes securities lending income of $21,380)	33,955

Total investment income	4,714,280

Expenses:
Advisory fees	4,628,535

Administrative services fees	1,149,195

Custodian fees	22,934

Distribution fees - Series II	439,996

Transfer agent fees	73,362

Trustees’ and officers’ fees and benefits	30,409

Reports to shareholders	10,355

Professional services fees	33,686

Other	5,651

Total expenses	6,394,123

Less: Fees waived	(2,549)
Net expenses	6,391,574

Net investment income (loss)	(1,677,294)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	99,292,170

Affiliated investment securities	(1,465)

Foreign currencies	10,065

99,300,770

Change in net unrealized appreciation of: Unaffiliated investment securities	152,264,028
Foreign currencies	2,818

152,266,846

Net realized and unrealized gain	251,567,616

Net increase in net assets resulting from operations	$249,890,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(1,677,294)	$502,933

Net realized gain	99,300,770	54,063,192

Change in net unrealized appreciation	152,266,846	132,918,929

Net increase in net assets resulting from operations	249,890,322	187,485,054

Distributions to shareholders from distributable earnings:
Series I	(38,450,337)	(64,492,029)

Series II	(13,951,148)	(21,911,152)

Total distributions from distributable earnings	(52,401,485)	(86,403,181)

Share transactions–net:
Series I	(26,428,995)	8,287,794

Series II	6,495,285	4,809,729

Net increase (decrease) in net assets resulting from share transactions	(19,933,710)	13,097,523

Net increase in net assets	177,555,127	114,179,396

Net assets:
Beginning of year	652,586,778	538,407,382

End of year	$830,141,905	$652,586,778

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/20	$67.15	$(0.13)	$28.00	$27.87	$(0.06)	$(5.86)	$(5.92)	$89.10	42.35%	$611,334	0.86%(d)	0.86%(d)	(0.18)%(d)	54%
Year ended 12/31/19	57.15	0.10	19.86	19.96	–	(9.96)	(9.96)	67.15	36.76	490,366	0.86	0.87	0.15	40
Year ended 12/31/18	62.97	(0.00)	(1.50)	(1.50)	–	(4.32)	(4.32)	57.15	(3.62)	405,192	0.88	0.88	(0.00)	42
Year ended 12/31/17	53.58	(0.04)	14.50	14.46	(0.05)	(5.02)	(5.07)	62.97	27.34	491,271	0.89	0.89	(0.06)	45
Year ended 12/31/16	57.30	0.07	1.33	1.40	–	(5.12)	(5.12)	53.58	2.27	420,824	0.93	0.93	0.12	59
Series II
Year ended 12/31/20	63.90	(0.31)	26.58	26.27	–	(5.86)	(5.86)	84.31	41.99	218,808	1.11(d)	1.11(d)	(0.43)(d)	54
Year ended 12/31/19	54.90	(0.07)	19.03	18.96	–	(9.96)	(9.96)	63.90	36.43	162,221	1.11	1.12	(0.10)	40
Year ended 12/31/18	60.79	(0.16)	(1.41)	(1.57)	–	(4.32)	(4.32)	54.90	(3.88)	133,216	1.13	1.13	(0.25)	42
Year ended 12/31/17	51.95	(0.19)	14.05	13.86	–	(5.02)	(5.02)	60.79	27.03	170,956	1.14	1.14	(0.31)	45
Year ended 12/31/16	55.85	(0.06)	1.28	1.22	–	(5.12)	(5.12)	51.95	2.00	151,599	1.18	1.18	(0.13)	59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $512,534 and $175,998 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. American Franchise Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. American Franchise Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

Invesco V.I. American Franchise Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%

Next $250 million	0.670%

Next $500 million	0.645%

Next $550 million	0.620%

Next $3.45 billion	0.600%

Next $250 million	0.595%

Next $2.25 billion	0.570%

Next $2.5 billion	0.545%

Over $10 billion	0.520%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $2,549.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $99,038 for accounting and fund administrative services and was reimbursed $1,050,157 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $2,102 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

Invesco V.I. American Franchise Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks & Other Equity Interests	$794,884,347	$35,133,865	$–	$830,018,212

Money Market Funds	968,725	5,581,464	–	6,550,189

Total Investments	$795,853,072	$40,715,329	$–	$836,568,401

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $204,510.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019
Ordinary income*	$365,024	$1,304,602

Long-term capital gain	52,036,461	85,098,579

Total distributions	$52,401,485	$86,403,181

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020
Undistributed ordinary income	$19,502,461

Undistributed long-term capital gain	77,145,118

Net unrealized appreciation – investments	475,003,379

Net unrealized appreciation (depreciation) - foreign currencies	(199)

Temporary book/tax differences	(254,826)

Shares of beneficial interest	258,745,972

Total net assets	$830,141,905

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and straddles.

Invesco V.I. American Franchise Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $370,667,500 and $445,748,983, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$477,239,400

Aggregate unrealized (depreciation) of investments	(2,236,021)

Net unrealized appreciation of investments	$475,003,379

Cost of investments for tax purposes is $361,565,022.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and short term capital gains, on December 31, 2020, undistributed net investment income (loss) was increased by $1,655,530 and undistributed net realized gain was decreased by $1,655,530. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	358,250	$27,495,024	288,463	$19,234,264

Series II	382,659	27,974,194	178,715	11,199,246

Issued as reinvestment of dividends:
Series I	473,119	38,450,334	1,061,073	64,492,029

Series II	181,325	13,951,148	378,562	21,911,152

Reacquired:
Series I	(1,272,230)	(92,374,353)	(1,137,749)	(75,438,499)

Series II	(507,251)	(35,430,057)	(445,184)	(28,300,669)

Net increase (decrease) in share activity	(384,128)	$(19,933,710)	323,880	$13,097,523

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

Effective April 30, 2021, the Fund’s sub-classification under the Investment Company Act of 1940 will change from “diversified” to “non-diversified” and a related fundamental investment restriction will be eliminated.

Invesco V.I. American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. American Franchise Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. American Franchise Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,275.60	$4.92	$1,020.81	$4.37	0.86%
Series II	1,000.00	1,273.80	6.34	1,019.56	5.63	1.11

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$52,036,461
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	99.92%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort -1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. American Franchise Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. American Value Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIAMVA-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco V.I. American Value Fund (the Fund) underperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	1.12%
Series II Shares	0.86
S&P 500 Index▼(Broad Market Index)	18.40
Russell Midcap Value Index▼(Style-Specific Index)	4.96
Lipper VUF Mid Cap Value Funds Index∎(Peer Group Index)	1.61
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

All but two sectors within the Russell Midcap Value Index had positive returns for the year. Materials was the best performing sector in the Russell Midcap Value Index posting a double-digit gain, while energy and real estate incurred losses.

Stock selection in the consumer discretionary sector was the largest detractor from the Fund’s return relative to the Russell Midcap Value Index, driven primarily by Norwegian Cruise Lines and Royal Caribbean. Shares of

both companies declined sharply following news of COVID-19 infections on cruise ships, and the industry was also hurt by the suspension of cruise travel that resulted from the virus outbreak. We believed the companies made prudent decisions with regard to their balance sheets and future opportunities in light of the pandemic related headwinds; however, we eliminated our position in both stocks given significant uncertainty about when travel activity would return to normal levels.

    Security selection in the energy sector also detracted from relative performance as oil prices declined sharply due to an ongoing supply/demand imbalance, exacerbated by the sharp deceleration in demand due to COVID-19. The sector included several of the Fund’s largest detractors, Marathon Oil, Technip FMC and Noble Energy. Given headwinds facing the sector, we sold these positions during the year and redeployed the capital in more attractive opportunities in the energy space.

    Security selection in the utilities sector was another detractor from relative returns, due primarily to FirstEnergy. Shares of the stock dropped sharply after the announcement of an investigation into bribery allegations connected to energy legislation in Ohio. FirstEnergy was not explicitly named but was presumed to be related to the events. Given the potential for prolonged uncertainty created by the investigation, we sold our position in the company.

    Security selection and an overweight position in information technology (IT) was the largest contributor to the Fund’s relative performance, driven by strong performance from Ciena and KLA Corporation.Ciena released better than expected earnings results for the year, driven by higher revenue. In our view, the company has executed well in a challenging environment, with minimal supply chain disruption. KLA also reported solid results, beating revenue and earnings estimates. The company continues to benefit from improving demand, even amid an uncertain environment. We sold our position in KLA as our investment thesis had largely been realized. We maintained our position in Ciena at end of the year.

    Given declines in real estate during the year, the Fund’s lack of exposure to some of the weaker REITs in the sector also benefited returns relative to the Russell Mid Cap Value Index.

    Stock selection in financials also benefited the Fund’s relative return. Within the sector, strong individual contributors included Ally Financial, an auto and mortgage finance company, and Ares Management, and asset management firm. A strong rebound in auto lending following the initial downturn in March and April boosted Ally’s earnings during the year. Ares has benefited from the low interest rate environment as intuitional investors

Invesco V.I. American Value Fund

sought higher yielding investment alternatives. Both companies were new purchases during the year, and we maintained our positions at year end.

During the year, we reduced the Fund’s exposures to the financials, consumer discretionary and energy sectors and increased exposures to the industrials, utilities, health care and communication services sectors. At year end, the Fund’s largest overweight allocations relative to the Russell Mid Cap Value index were in financials, health care and consumer staples sectors, while the largest underweight allocations were in the industrials, real estate and communication services sectors.

Market volatility increased during the year given the significant economic impact of the COVID-19 pandemic. While coronavirus vaccines should provide a measure of stability, we believe equity markets may experience continued volatility due to the leadership transition in Washington and an uneven economic recovery. We believe market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

As always, we are committed to working to achieve positive returns for the Fund’s shareholders through an entire market cycle.

Thank you for your continued investment in the Invesco V.I. American Value Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

Portfolio manager(s):

Jeffrey Vancavage

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (1/2/97)	9.04%
10 Years	8.32
5 Years	7.00
1 Year	1.12

Series II Shares
Inception (5/5/03)	9.27%
10 Years	8.07
5 Years	6.73
1 Year	0.86

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, The Universal Institutional Funds, Inc. U.S. Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco VanKampen V.I. Mid Cap Value Fund (renamed Invesco V.I. American Value Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class I shares and Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. American Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Value Fund

Supplemental Information

Invesco V.I. American Value Fund’s investment objective is long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Mid Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. American Value Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Financials	20.86%
Industrials	13.73
Consumer Discretionary	11.49
Information Technology	10.45
Health Care	9.17
Real Estate	7.35
Utilities	7.30
Materials	6.53
Consumer Staples	4.59
Energy	4.13
Communication Services	2.63
Money Market Funds Plus Other Assets Less Liabilities	1.77

Top 10 Equity Holdings*

		% of total net assets
1.	Science Applications International Corp.	3.14%
2.	Ciena Corp.	2.90
3.	Tapestry, Inc.	2.84
4.	Johnson Controls International PLC	2.66
5.	Ally Financial, Inc.	2.59
6.	Kirby Corp.	2.54
7.	Encompass Health Corp.	2.52
8.	Knight-Swift Transportation Holdings, Inc.	2.48
9.	W.R. Grace & Co.	2.47
10.	Arthur J. Gallagher & Co.	2.37

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. American Value Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–98.23%

Agricultural & Farm Machinery–2.23%

AGCO Corp.	52,254	$5,386,865

Apparel, Accessories & Luxury Goods–2.84%

Tapestry, Inc.	219,867	6,833,466

Asset Management & Custody Banks–1.19%

Ares Management Corp., Class A	61,187	2,878,848

Automotive Retail–1.87%

Advance Auto Parts, Inc.	28,686	4,518,332

Broadcasting–1.39%

Nexstar Media Group, Inc., Class A	30,629	3,344,381

Building Products–4.65%
Johnson Controls International PLC	137,329	6,398,158
Owens Corning	63,394	4,802,730
		11,200,888

Communications Equipment–2.90%

Ciena Corp.(b)	132,462	7,000,617

Consumer Finance–2.59%

Ally Financial, Inc.	175,314	6,251,697

Copper–1.83%

Freeport-McMoRan, Inc.	169,248	4,403,833

Data Processing & Outsourced Services–1.30%

Sabre Corp.	259,818	3,123,012

Distributors–2.24%

LKQ Corp.(b)	152,890	5,387,844

Diversified Chemicals–2.24%

Eastman Chemical Co.	53,866	5,401,682

Electric Utilities–7.31%

Edison International	72,442	4,550,807

Entergy Corp.	48,454	4,837,647

Evergy, Inc.	90,161	5,004,837

Exelon Corp.	76,229	3,218,388

		17,611,679

Electronic Equipment & Instruments–3.11%

Keysight Technologies, Inc.(b)	16,214	2,141,707

Vontier Corp.(b)	160,567	5,362,938

		7,504,645

Food Distributors–2.21%

Performance Food Group Co.(b)	112,126	5,338,319

Food Retail–2.37%

Casey’s General Stores, Inc.	13,303	2,376,182

Kroger Co. (The)	105,206	3,341,342

		5,717,524

General Merchandise Stores–2.17%

Dollar Tree, Inc.(b)	48,508	5,240,804

	Shares	Value

Health Care Distributors–1.67%

Henry Schein, Inc.(b)	60,144	$4,021,228

Health Care Facilities–2.52%

Encompass Health Corp.	73,595	6,085,571

Health Care Technology–2.87%

Cerner Corp.	35,103	2,754,883
HMS Holdings Corp.(b)	113,486	4,170,611
		6,925,494

Hotels, Resorts & Cruise Lines–2.37%

Wyndham Hotels & Resorts, Inc.	96,073	5,710,579

Industrial Machinery–1.83%

Kennametal, Inc.	121,475	4,402,254

Industrial REITs–1.86%

First Industrial Realty Trust, Inc.	106,308	4,478,756

Insurance Brokers–3.91%

Arthur J. Gallagher & Co.	46,240	5,720,350
Willis Towers Watson PLC	17,582	3,704,176
		9,424,526

Interactive Home Entertainment–1.24%

Take-Two Interactive Software, Inc.(b)	14,393	2,990,721

Investment Banking & Brokerage–1.64%

Stifel Financial Corp.	78,435	3,957,830

IT Consulting & Other Services–3.14%

Science Applications International Corp.	80,027	7,573,755

Life & Health Insurance–1.93%

Athene Holding Ltd., Class A(b)	108,092	4,663,089

Managed Health Care–2.10%

Centene Corp.(b)	84,417	5,067,553

Marine–2.54%

Kirby Corp.(b)	118,355	6,134,340

Oil & Gas Exploration & Production–4.13%

Devon Energy Corp.	275,977	4,363,197
Parsley Energy, Inc., Class A	393,271	5,584,448
		9,947,645

Other Diversified Financial Services–2.33%

Voya Financial, Inc.	95,551	5,619,354

Regional Banks–7.26%
KeyCorp	269,086	4,415,701
TCF Financial Corp.	131,319	4,861,429
Wintrust Financial Corp.	65,008	3,971,339
Zions Bancorporation N.A.	97,720	4,244,957
		17,493,426

Residential REITs–3.68%

American Homes 4 Rent, Class A	146,768	4,403,040
UDR, Inc.	115,951	4,455,997
		8,859,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

	Shares	Value
Specialized REITs–1.82%

Life Storage, Inc.	36,703	$4,381,971

Specialty Chemicals–2.47%

W.R. Grace & Co.	108,469	5,946,271

Trucking–2.48%

Knight-Swift Transportation Holdings, Inc.	142,772	5,970,725
Total Common Stocks & Other Equity Interests (Cost $170,514,668)		236,798,561

Money Market Funds–2.02%

Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	1,623,654	1,623,654

	Shares	Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	1,390,273	$1,390,691

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	1,855,604	1,855,604

Total Money Market Funds (Cost $4,869,152)		4,869,949

TOTAL INVESTMENTS IN SECURITIES-100.25% (Cost $175,383,820)		241,668,510

OTHER ASSETS LESS LIABILITIES–(0.25)%		(595,862)

NET ASSETS–100.00%		$241,072,648

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$2,646,182	$ 36,898,887	$ (37,921,415)	$ -	$ -	$1,623,654	$7,783
Invesco Liquid Assets Portfolio, Institutional Class	2,085,220	26,390,658	(27,086,725)	831	707	1,390,691	9,540
Invesco Treasury Portfolio, Institutional Class	3,024,207	42,170,157	(43,338,760)	-	-	1,855,604	8,387
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	9,489,618	(9,489,618)	-	-	-	155	*
Invesco Private Prime Fund	-	1,118,647	(1,118,826)	-	179	-	76	*
Total	$7,755,609	$116,067,967	$(118,955,344)	$831	$886	$4,869,949	$25,941

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:

Investments in securities, at value (Cost $170,514,668)	$236,798,561

Investments in affiliated money market funds, at value (Cost $4,869,152)	4,869,949

Receivable for:
Investments sold	604,869

Fund shares sold	52,143

Dividends	208,594

Investment for trustee deferred compensation and retirement plans	65,775

Total assets	242,599,891

Liabilities:

Payable for:
Fund shares reacquired	971,809

Amount due custodian	295,567

Accrued fees to affiliates	138,936

Accrued other operating expenses	46,513

Trustee deferred compensation and retirement plans	74,418

Total liabilities	1,527,243

Net assets applicable to shares outstanding	$241,072,648

Net assets consist of:

Shares of beneficial interest	$193,035,164

Distributable earnings	48,037,484

$241,072,648

Net Assets:
Series I	$73,098,232

Series II	$167,974,416

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,626,444

Series II	10,753,314

Series I:
Net asset value per share	$15.80

Series II:
Net asset value per share	$15.62

Statement of Operations

For the year ended December 31, 2020

Investment income:

Dividends	$4,078,982

Dividends from affiliated money market funds (includes securities lending income of $1,462)	27,173

Total investment income	4,106,155

Expenses:

Advisory fees	1,768,389

Administrative services fees	403,606

Custodian fees	12,124

Distribution fees - Series II	441,903

Transfer agent fees	25,091

Trustees’ and officers’ fees and benefits	23,956

Reports to shareholders	9,571

Professional services fees	35,739

Other	3,343

Total expenses	2,723,722

Less: Fees waived	(6,975)

Net expenses	2,716,747

Net investment income	1,389,408

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(9,456,701)

Affiliated investment securities	886

(9,455,815)

Change in net unrealized appreciation of:
Unaffiliated investment securities	3,359,012

Affiliated investment securities	831

3,359,843

Net realized and unrealized gain (loss)	(6,095,972)

Net increase (decrease) in net assets resulting from operations	$(4,706,564)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:

Net investment income	$1,389,408	$1,733,036

Net realized gain (loss)	(9,455,815)	(3,087,063)

Change in net unrealized appreciation	3,359,843	59,462,462

Net increase (decrease) in net assets resulting from operations	(4,706,564)	58,108,435

Distributions to shareholders from distributable earnings:

Series I	(1,301,570)	(6,549,244)

Series II	(3,011,200)	(16,801,199)

Total distributions from distributable earnings	(4,312,770)	(23,350,443)

Share transactions–net:

Series I	(10,241,455)	(4,634,059)

Series II	(58,356,016)	42,039,405

Net increase (decrease) in net assets resulting from share transactions	(68,597,471)	37,405,346

Net increase (decrease) in net assets	(77,616,805)	72,163,338

Net assets:

Beginning of year	318,689,453	246,526,115

End of year	$241,072,648	$318,689,453

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/20	$15.92	$0.10	$0.04	$0.14	$(0.13)	$(0.13)	$(0.26)	$15.80	1.12%	$73,098	0.93	%(d)	0.93	%(d)	0.74	%(d)	59%
Year ended 12/31/19	13.86	0.12	3.24	3.36	(0.11)	(1.19)	(1.30)	15.92	25.03	84,799	0.92		0.92		0.78		68
Year ended 12/31/18	18.38	0.10	(1.87)	(1.77)	(0.09)	(2.66)	(2.75)	13.86	(12.65)	77,491	0.93		0.93		0.52		39
Year ended 12/31/17	17.06	0.08	1.59	1.67	(0.14)	(0.21)	(0.35)	18.38	9.96	104,510	0.94		0.94		0.48		56
Year ended 12/31/16	15.69	0.13	2.23	2.36	(0.06)	(0.93)	(0.99)	17.06	15.49	116,762	0.97		0.97		0.84		50
Series II
Year ended 12/31/20	15.74	0.07	0.03	0.10	(0.09)	(0.13)	(0.22)	15.62	0.86	167,974	1.18	(d)	1.18	(d)	0.49	(d)	59
Year ended 12/31/19	13.71	0.08	3.21	3.29	(0.07)	(1.19)	(1.26)	15.74	24.71	233,890	1.17		1.17		0.53		68
Year ended 12/31/18	18.19	0.05	(1.83)	(1.78)	(0.04)	(2.66)	(2.70)	13.71	(12.82)	169,036	1.18		1.18		0.27		39
Year ended 12/31/17	16.90	0.04	1.56	1.60	(0.10)	(0.21)	(0.31)	18.19	9.62	294,598	1.19		1.19		0.23		56
Year ended 12/31/16	15.55	0.09	2.21	2.30	(0.02)	(0.93)	(0.95)	16.90	15.22	284,043	1.22		1.22		0.59		50

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $68,848 and $176,761 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. American Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. American Value Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.720%

Over $1 billion	0.650%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.72%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco V.I. American Value Fund

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $6,975.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $35,366 for accounting and fund administrative services and was reimbursed $368,240 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $4,369 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Invesco V.I. American Value Fund

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$1,822,784	$2,371,325

Long-term capital gain	2,489,986	20,979,118

Total distributions	$4,312,770	$23,350,443

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$1,149,908

Net unrealized appreciation – investments	56,417,614

Temporary book/tax differences	(52,449)

Capital loss carryforward	(9,477,589)

Shares of beneficial interest	193,035,164

Total net assets	$241,072,648

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$2,377,175	$7,100,414	$9,477,589

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $141,150,602 and $209,117,243, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$56,809,256

Aggregate unrealized (depreciation) of investments	(391,642)

Net unrealized appreciation of investments	$56,417,614

Cost of investments for tax purposes is $185,250,896.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trust distributions, on December 31, 2020, undistributed net investment income was decreased by $101,163 and undistributed net realized gain (loss) was increased by $101,163. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Series I	1,298,052	$17,013,794	160,277	$2,482,112

Series II	3,049,679	38,448,474	7,353,290	115,776,084

Issued as reinvestment of dividends:
Series I	94,316	1,301,570	444,318	6,549,244

Series II	220,601	3,011,200	1,152,345	16,801,199

Invesco V.I. American Value Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(2,091,708)	$(28,556,819)	(867,811)	$(13,665,415)

Series II	(7,374,909)	(99,815,690)	(5,973,505)	(90,537,878)

Net increase (decrease) in share activity	(4,803,969)	$(68,597,471)	2,268,914	$37,405,346

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 11–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco V.I. Value Opportunities Fund (the “Target Fund”) in exchange for shares of the Fund.

The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the Target Fund shareholders for their consideration at a meeting to be held in or around April 2021. The reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

Invesco V.I. American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. American Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. American Value Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,263.60	$5.35	$1,020.41	$4.77	0.94%
Series II	1,000.00	1,261.90	6.77	1,019.15	6.04	1.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,489,986
Corporate Dividends Received Deduction*	100.00%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. American Value Fund

Annual Report to Shareholders	December 31, 2020
Invesco V.I. Balanced-Risk Allocation Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIIBRA-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco V.I. Balanced-Risk Allocation Fund (the Fund) underperformed the Custom Invesco V.I. Balanced-Risk Allocation Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	10.22%

Series II Shares	9.99
MSCI World Index▼ (Broad Market Index)	15.90
Custom Invesco V.I. Balanced-Risk Allocation Index∎ (Style-Specific Index)	13.72
Lipper VUF Absolute Return Funds Classification Average◆ (Peer Group)	-7.27

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

For the year ended December 31, 2020, the Fund reported positive absolute performance as all three of the asset classes in which the Fund invests (stocks, bonds and commodities) contributed to Fund performance. The Fund invests in derivatives, such as swaps and futures, which, depending upon the type of derivative and its purpose, are generally expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 investments. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. In the third step of the investment process, using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    The Fund’s strategic exposure to developed government bond markets, obtained through the use of futures, contributed to results for the year with all markets in which the Fund was invested delivering positive returns. Yields broadly fell over the course of the year on central bank assurances that rates will be held at exceptionally low levels for the foreseeable future. Canadian bonds led results as the Bank of Canada cut rates to 0.25%1 and began weekly asset purchases of Canadian government and corporate bonds at the onset of the recovery. US Treasuries also contributed to performance as the Federal Reserve cut interest rates to zero2 and, like Canada, implemented expanded asset purchases of government and corporate bonds. Australian bonds gained as the Reserve Bank of Australia announced an expansion of the term funding facility to approximately $200 billion Australia dollars at a fixed rate of 25 basis points for three years in order to keep funding costs low and bolster the supply of credit to lenders.3 UK Gilts also aided results as the Bank of England (BoE) cut interest rates from 0.75% to 0.10%4 and provided loans directly to businesses. The UK was hit harder by the Coronavirus (“COVID-19”) pandemic than many other developed regions with multiple strict lockdowns leading the BoE to announce in November that it would further boost government bond purchases and would support negative interest rates if necessary. Germany and Japan were absent from the portfolio throughout the year due to the portfolio’s yield skew adjustments. Tactical positioning in bonds benefited from overweight exposure relative to the strategic positioning during the February-March 2020 sell-off.

    The Fund’s strategic exposure to developed market equities, obtained through the use of swaps and futures, contributed to Fund performance for the year. The magnitude of recovery varied across regions, largely depending on sector exposure. US equities were the top contributor due primarily to the high allocation to technology and low energy exposure. US small-cap equities outperformed large-caps due to the late year rally in risky assets as increasing rates of growth and inflation was a good environment for small company stocks. Japanese equities were also a top contributor as investors cheered the election of Yoshihide Suga to the post of prime minister, replacing Shinzo Abe who retired for health reasons. A Suga administration is widely believed to be an extension of the Abe government, thus removing fears of Abe’s policies being reversed. European equities posted subdued, but positive, performance after a second wave of infections reversed the recovery. European markets remain suppressed as lockdown measures remained more restricted while the scale of their fiscal and monetary response also lagged China and the US. UK equities were the sole market to deliver negative returns. The UK was slow to contain the first and second wave of the COVID-19 and implemented extensive lockdowns too late, causing the economy to suffer more relative to other countries. The uncertainty around Brexit further compounded losses. The Fund’s tactical positioning in equities contributed to Fund performance and also provided gains as overweights during the second half of the year proved timely.

    The Fund’s strategic exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also added to Fund performance for the year despite commodity indexes declining. Energy was the sole complex to finish the year negative. The Fund’s diversification within commodities and lower energy exposure helped buffer the losses. Commodities struggled to recover compared to stocks and bonds because prices are based on the current environment, whereas stocks and bonds are priced by discounting future cash flows. Performance across complexes was not uniform as evidenced by gold hitting all-time highs and crude reaching all-time lows, even dipping into negative territory for a brief period. Agriculture was the largest contributor to Fund performance with gains concentrated in grains (soymeal and soybeans) and softs, most notably cotton. The primary catalysts for the broad-based increase in prices included a weakening US dollar and improved demand from China along with some challenges in growing conditions. Precious metals were another top contributor with silver outpacing gold. Seen as a store of value, gold began to rise as economic growth slowed in 2019 and surged to a record high in August 2020 on a combination of a weakening US dollar, central bank promises of “lower for longer” policy rates and investor concerns of monetary debasement. Silver benefited for similar reasons along with its crossover use as an industrial metal. Industrial metals prices rose on increased manufacturing activity and demand resulting from projects related to fiscal stimulus. Exposure to energy detracted from Fund performance due to a combination of falling demand caused by COVID-19 containment efforts and rising supply triggered by an oil price war between Saudi Arabia and Russia. The Fund’s tactical positioning in commodities benefited from our underweight exposure for the majority of the year and overweight exposure during the fourth quarter.

    Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Invesco V.I. Balanced-Risk Allocation Fund

Thank you for your continued investment in Invesco V.I. Balanced-Risk Allocation Fund.

1 Source: Bank of Canada

2 Source: US Federal Reserve

3 Source: Reserve Bank of Australia

4 Source: Bank of England

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1   Source: RIMES Technologies Corp.

2   Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

Due to changes within the Lipper VUF Absolute Return Funds Classification Average, certain components do not have 10 years of historical data. As such, the benchmark has not been included within the chart above.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (1/23/09)	8.37%
10 Years	6.39
5 Years	7.87
1 Year	10.22

Series II Shares
Inception (1/23/09)	8.09%
10 Years	6.12
5 Years	7.62
1 Year	9.99

The returns shown above include the returns of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the first predecessor fund) for the period June 1, 2010, to May 2, 2011, the date the first predecessor fund was reorganized into the Fund, and the returns of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the second predecessor fund) for the period prior to June 1, 2010, the date the second predecessor fund was reorganized into the first predecessor fund. The second predecessor fund was advised by Van Kampen Asset Management. Returns shown above for Series I and Series II shares are blended returns of the predecessor funds and Invesco V.I. Balanced-Risk Allocation Fund. Share class returns will differ from the predecessor funds because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Balanced-Risk Allocation Fund

Supplemental Information

Invesco V.I. Balanced-Risk Allocation Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco V.I. Balanced-Risk Allocation Index is composed of the MSCI World Index and Bloomberg Barclays U.S. Aggregate Bond Index. Prior to May 2, 2011, the index comprised the MSCI World Index, JP Morgan GBI Global Index and FTSE US 3-Month Treasury Bill Index. The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market. The FTSE US 3-Month Treasury Bill Index is considered representative of three-month US Treasury bills. The JP Morgan GBI Global Index tracks the performance of fixed-rate issuances from high-income developed market countries.

∎	The Lipper VUF Absolute Return Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Absolute Return Funds Classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Balanced-Risk Allocation Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of December 31, 2020

Asset Class	Target Risk Contribution*	Notional Asset Weights**
Equities	43.74%	42.29%
Fixed Income	20.75	58.49
Commodities	35.51	36.40
Total	100.00%	137.18%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

December 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-11.10%(a)
U.S. Treasury Bills-11.10%
U.S. Treasury Bills	0.16%	01/07/2021	$42,000	$ 41,998,908
U.S. Treasury Bills	0.11%	02/25/2021	43,800	43,792,438
U.S. Treasury Bills	0.09%	06/03/2021	11,500	11,496,514
U.S. Treasury Bills	0.08%	06/10/2021	11,500	11,496,352
Total U.S. Treasury Securities (Cost $108,782,801)				108,784,212

		Expiration Date
Commodity-Linked Securities-3.20%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2) (Canada)(b)(c)		10/25/2021	7,800	11,586,481
Cargill, Inc., Commodity-Linked Notes, one mo. USD LIBOR minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(b)(c)		04/21/2021	11,180	19,825,869
Total Commodity-Linked Securities (Cost $18,980,000)				31,412,350

			Shares
Money Market Funds-78.23%(d)
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)			217,347,590	217,347,590
Invesco Government Money Market Fund, Cash Reserve Shares, 0.01%(e)			66,946,656	66,946,656
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(e)			88,804,736	88,804,736
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.07%(e)			59,779,663	59,779,663
Invesco Treasury Obligations Portfolio, Institutional Class, 0.01%(e)			171,324,067	171,324,067
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)			146,283,230	146,283,230
Invesco V.I. Government Money Market Fund, Series I, 0.01%(e)			16,640,310	16,640,310
Total Money Market Funds (Cost $767,126,252)				767,126,252
TOTAL INVESTMENTS IN SECURITIES-92.53% (Cost $894,889,053)				907,322,814
OTHER ASSETS LESS LIABILITIES-7.47%				73,300,833
NET ASSETS-100.00%				$980,623,647

Investment Abbreviations:

EMTN	- European Medium-Term Notes
LIBOR	- London Interbank Offered Rate
USD	- U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $31,412,350, which represented 3.20% of the Fund’s Net Assets.

(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$229,550,075	$269,940,826	$(282,143,311)	$-	$-	$217,347,590	$853,258
Invesco Government Money Market Fund, Cash Reserve Shares	82,795,364	58,165,411	(74,014,119)	-	-	66,946,656	153,166
Invesco Premier U.S. Government Money Portfolio, Institutional Class	126,387,049	80,785,056	(118,367,369)	-	-	88,804,736	396,121
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	67,396,463	342,286,446	(349,903,246)	-	-	59,779,663	294,517
Invesco Treasury Obligations Portfolio, Institutional Class	171,324,067	-	-	-	-	171,324,067	664,318
Invesco Treasury Portfolio, Institutional Class	141,286,416	304,462,523	(299,465,709)	-	-	146,283,230	529,048
Invesco V.I. Government Money Market Fund, Series I	16,640,310	-	-	-	-	16,640,310	43,575
Total	$835,379,744	$1,055,640,262	$(1,123,893,754)	$-	$-	$767,126,252	$2,934,003

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	447	June-2021	$22,953,450	$1,662,568	$1,662,568

Gasoline Reformulated Blendstock Oxygenate Blending	420	January-2021	24,874,164	1,168,593	1,168,593

New York Harbor Ultra-Low Sulfur Diesel	126	March-2021	7,859,149	578,329	578,329

Silver	250	March-2021	33,015,000	3,235,470	3,235,470

WTI Crude	232	June-2021	11,256,640	786,020	786,020

Subtotal				7,430,980	7,430,980

Equity Risk

E-Mini Russell 2000 Index	565	March-2021	55,788,100	1,686,998	1,686,998

E-Mini S&P 500 Index	289	March-2021	54,170,160	1,219,911	1,219,911

EURO STOXX 50 Index	1,495	March-2021	64,836,024	855,474	855,474

FTSE 100 Index	890	March-2021	78,136,260	(733,986)	(733,986)

Hang Seng Index	336	January-2021	58,985,121	1,739,281	1,739,281

Tokyo Stock Price Index	569	March-2021	99,439,301	1,686,027	1,686,027

Subtotal				6,453,705	6,453,705

Interest Rate Risk

Australia 10 Year Bonds	1,979	March-2021	224,630,409	930,705	930,705

Canada 10 Year Bonds	1,732	March-2021	202,876,267	727,481	727,481

Long Gilt	228	March-2021	42,260,041	489,401	489,401

U.S. Treasury Long Bonds	461	March-2021	79,839,438	(471,252)	(471,252)

Subtotal				1,676,335	1,676,335

Total Futures Contracts				$15,561,020	$15,561,020

(a)	Futures contracts collateralized by $63,795,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Barclays Bank PLC	Receive	Barclays Commodity Strategy 1745 Excess Return Index	0.45%	Monthly	44,000	November-2021	$11,529,540	$–	$868,837	$868,837

Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	Monthly	31,700	February-2021	24,612,717	–	2,429,009	2,429,009

Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	13,900	December-2021	16,307,869	–	502,054	502,054

Goldman Sachs International	Receive	Goldman Sachs Commodity i-Select Strategy 1121	0.40	Monthly	313,500	December-2021	25,905,511	–	1,155,389	1,155,389

JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	55,200	April-2021	7,532,885	–	34,875	34,875

JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	102,000	October-2021	14,190,005	–	188,170	188,170

Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	81,500	June-2021	18,004,817	–	0	0

Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	2,350	September-2021	1,678,967	–	0	0

Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	86,500	November-2021	3,920,275	–	0	0

Subtotal								–	5,178,334	5,178,334

Equity Risk

Goldman Sachs International	Receive	Hang Seng Index Futures	–	Monthly	107	January-2021	18,189,401	–	590,724	590,724

Subtotal – Appreciation								–	5,769,058	5,769,058

Commodity Risk

Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.26	Monthly	32,000	November-2021	19,668,464	–	(39,581)	(39,581)

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	208,500	April-2021	19,653,898	–	(13,427)	(13,427)

Macquarie Bank Ltd.	Receive	Macquarie Aluminium Dynamic Selection Index	0.30	Monthly	262,000	December-2021	12,194,711	–	(69,509)	(69,509)

Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.30	Monthly	146,000	July-2021	13,375,326	–	(351,895)	(351,895)

Subtotal – Depreciation								–	(474,412)	(474,412)

Total – Total Return Swap Agreements								$–	$5,294,646	$5,294,646

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $5,071,596.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components
Reference Entity	Underlying Components	Percentage

Canadian Imperial Bank of Commerce Custom 7

Agriculture Commodity Index

Long Futures Contracts
Coffee ‘C’	5.71%
Corn	5.63
Cotton No. 2	22.87
Lean Hogs	0.57
Live Cattle	0.51
Soybean Meal	23.14
Soybean Oil	5.31
Soybeans	22.24
Sugar No. 11	7.29
Wheat	6.73
Total	100.00%

Monthly Rebalance Commodity Excess Return Index

Long Futures Contracts
Coffee ’C’	5.71%
Corn	5.63
Cotton No. 2	22.87
Lean Hogs	0.57
Live Cattle	0.51
Soybean Meal	23.14
Soybean Oil	5.31
Soybeans	22.24
Sugar No. 11	7.29
Wheat	6.73
Total	100.00%

Barclays Commodity Strategy 1745 Excess Return Index

Long Futures Contracts
Coffee ’C’	5.71%
Corn	5.63
Cotton No. 2	22.87
Lean Hogs	0.57
Live Cattle	0.51
Soybean Meal	23.14
Soybean Oil	5.31
Soybeans	22.24
Sugar No. 11	7.29
Wheat	6.73
Total	100.00%

Single Commodity Index Excess Return

Long Futures Contracts
Gold	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Goldman Sachs Commodity i-Select Strategy 1121

Long Futures Contracts
Coffee ’C’	5.71%
Corn	5.63
Cotton No. 2	22.87
Lean Hogs	0.57
Live Cattle	0.51
Soybean Meal	23.14
Soybean Oil	5.31
Soybeans	22.24
Sugar No. 11	7.29
Wheat	6.73
Total	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index

Long Futures Contracts
Gas Oil	100.00%

S&P GSCI Gold Index Excess Return

Long Futures Contracts
Gold	100.00%

Merrill Lynch Gold Excess Return Index

Long Futures Contracts
Gold	100.00%

MLCX Dynamic Enhanced Copper Excess Return Index

Long Futures Contracts
Copper	100.00%

MLCX Natural Gas Annual Excess Return Index

Long Futures Contracts
Natural Gas	100.00%

Barclays Commodity Strategy 1452 Excess Return Index

Long Futures Contracts
Copper	100.00%

Canadian Imperial Bank of Commerce Dynamic Roll LME

Copper Excess Return Index 2

Long Futures Contracts
Copper	100.00%

Macquarie Aluminium Dynamic Selection Index

Long Futures Contracts
Aluminum	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return

Long Futures Contracts
Aluminum	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $127,762,801)	$140,196,562
Investments in affiliated money market funds, at value (Cost $767,126,252)	767,126,252
Other investments:
Swaps receivable – OTC	1,124,211
Unrealized appreciation on swap agreements – OTC	5,769,058
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	63,795,000
Cash collateral – OTC Derivatives	5,071,596
Foreign currencies, at value (Cost $1,438)	1,513
Receivable for:
Investments sold	6,740
Fund shares sold	866,499
Dividends	11,604
Investment for trustee deferred compensation and retirement plans	120,740
Total assets	984,089,775

Liabilities:
Other investments:
Variation margin payable - futures contracts	102,599
Swaps payable – OTC	335,414
Unrealized depreciation on swap agreements–OTC	474,412
Payable for:
Investments purchased	6,774
Fund shares reacquired	1,117,453
Amount due custodian	74,662
Accrued fees to affiliates	764,998
Accrued other operating expenses	453,935
Trustee deferred compensation and retirement plans	135,881
Total liabilities	3,466,128
Net assets applicable to shares outstanding	$980,623,647

Net assets consist of:
Shares of beneficial interest	$902,957,206
Distributable earnings	77,666,441
$980,623,647

Net Assets:
Series I	$ 46,853,302
Series II	$933,770,345

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,471,723
Series II	90,770,070
Series I:
Net asset value per share	$ 10.48
Series II:
Net asset value per share	$ 10.29

Consolidated Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends from affiliated money market funds	$2,934,003

Interest	884,014

Total investment income	3,818,017

Expenses:
Advisory fees	8,629,571

Administrative services fees	1,541,058

Custodian fees	25,709

Distribution fees - Series II	2,234,751

Transfer agent fees	24,730

Trustees’ and officers’ fees and benefits	34,302

Reports to shareholders	9,896

Professional services fees	57,924

Other	7,165

Total expenses	12,565,106

Less: Fees waived	(4,140,286)

Net expenses	8,424,820

Net investment income (loss)	(4,606,803)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(2,697,969)

Foreign currencies	282,678

Futures contracts	34,459,890

Swap agreements	22,524,945

54,569,544

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	11,694,438

Foreign currencies	(97,168)

Futures contracts	20,386,389

Swap agreements	3,821,719

35,805,378

Net realized and unrealized gain	90,374,922

Net increase in net assets resulting from operations	$85,768,119

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(4,606,803)	$11,730,695

Net realized gain	54,569,544	128,339,153

Change in net unrealized appreciation	35,805,378	2,732,689

Net increase in net assets resulting from operations	85,768,119	142,802,537

Distributions to shareholders from distributable earnings:
Series I	(5,885,904)	–

Series II	(113,684,097)	–

Total distributions from distributable earnings	(119,570,001)	–

Share transactions-net:
Series I	2,911,262	2,158,487

Series II	(10,389,997)	(128,836,261)

Net increase (decrease) in net assets resulting from share transactions	(7,478,735)	(126,677,774)

Net increase (decrease) in net assets	(41,280,617)	16,124,763

Net assets:
Beginning of year	1,021,904,264	1,005,779,501

End of year	$980,623,647	$1,021,904,264

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
			Net gains									to average		to average net		Ratio of net
			(losses)									net assets		assets without		investment
	Net asset	Net	on securities		Dividends	Distributions						with fee waivers		fee waivers		income
	value,	investment	(both	Total from	from net	from net			Net asset		Net assets,	and/or		and/or		(loss)
	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	capital	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/20	$10.91	$(0.03)	$1.03	$1.00	$(0.87)	$(0.56)	$–	$(1.43)	$10.48	10.22%	$46,853	0.66	%(d)(e)	1.10	%(d)	(0.25	)%(d)	82%
Year ended 12/31/19	9.47	0.14	1.30	1.44	–	–	–	–	10.91	15.21	45,427	0.64	(e)	1.10		1.38		94
Year ended 12/31/18	11.31	0.11	(0.79)	(0.68)	(0.14)	(0.99)	(0.03)	(1.16)	9.47	(6.46)	37,450	0.65	(e)	1.10		1.03		199
Year ended 12/31/17	11.35	0.01	1.08	1.09	(0.48)	(0.65)	–	(1.13)	11.31	10.06	39,340	0.68	(e)	1.11		0.10		52
Year ended 12/31/16	10.20	(0.04)	1.24	1.20	(0.05)	–	–	(0.05)	11.35	11.74	34,714	0.67	(e)	1.12		(0.33)		120
Series II
Year ended 12/31/20	10.73	(0.05)	1.01	0.96	(0.84)	(0.56)	–	(1.40)	10.29	9.99	933,770	0.91	(d)(e)	1.35	(d)	(0.50	)(d)	82
Year ended 12/31/19	9.34	0.12	1.27	1.39	–	–	–	–	10.73	14.88	976,477	0.89	(e)	1.35		1.13		94
Year ended 12/31/18	11.17	0.08	(0.78)	(0.70)	(0.11)	(0.99)	(0.03)	(1.13)	9.34	(6.71)	968,329	0.90	(e)	1.35		0.78		199
Year ended 12/31/17	11.22	(0.02)	1.07	1.05	(0.45)	(0.65)	–	(1.10)	11.17	9.83	1,158,077	0.93	(e)	1.36		(0.15)		52
Year ended 12/31/16	10.08	(0.06)	1.22	1.16	(0.02)	–	–	(0.02)	11.22	11.51	1,113,539	0.92	(e)	1.37		(0.58)		120

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $44,107 and $893,900 for Series I and Series II shares, respectively.
(e)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.15%, 0.15%, 0.16%, 0.15% and 0.12% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

Invesco V.I. Balanced-Risk Allocation Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

Invesco V.I. Balanced-Risk Allocation Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities,

Invesco V.I. Balanced-Risk Allocation Fund

such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.950%

Next $250 million	0.925%

Next $500 million	0.900%

Next $1.5 billion	0.875%

Next $2.5 billion	0.850%

Next $2.5 billion	0.825%

Next $2.5 billion	0.800%

Over $10 billion	0.775%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.92%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.15% and excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $4,140,286.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $134,962 for accounting and fund administrative services and was reimbursed $1,406,096 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

Invesco V.I. Balanced-Risk Allocation Fund

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$108,784,212	$–	$108,784,212

Commodity-Linked Securities	–	31,412,350	–	31,412,350

Money Market Funds	767,126,252	–	–	767,126,252

Total Investments in Securities	767,126,252	140,196,562	–	907,322,814

Other Investments - Assets*

Futures Contracts	16,766,258	–	–	16,766,258

Swap Agreements	–	5,769,058	–	5,769,058

	16,766,258	5,769,058	–	22,535,316

Other Investments - Liabilities*

Futures Contracts	(1,205,238)	–	–	(1,205,238)

Swap Agreements	–	(474,412)	–	(474,412)

	(1,205,238)	(474,412)	–	(1,679,650)

Total Other Investments	15,561,020	5,294,646	–	20,855,666

Total Investments	$782,687,272	$145,491,208	$–	$928,178,480

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

	Value
	Commodity	Equity	Interest
Derivative Assets	Risk	Risk	Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$7,430,980	$7,187,691	$2,147,587	$16,766,258

Unrealized appreciation on swap agreements – OTC	5,178,334	590,724	-	5,769,058

Total Derivative Assets	12,609,314	7,778,415	2,147,587	22,535,316

Derivatives not subject to master netting agreements	(7,430,980)	(7,187,691)	(2,147,587)	(16,766,258)

Total Derivative Assets subject to master netting agreements	$5,178,334	$590,724	$-	$5,769,058

Invesco V.I. Balanced-Risk Allocation Fund

	Value
	Commodity	Equity	Interest
Derivative Liabilities	Risk	Risk	Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(733,986)	$(471,252)	$(1,205,238)

Unrealized depreciation on swap agreements – OTC	(474,412)	-	-	(474,412)

Total Derivative Liabilities	(474,412)	(733,986)	(471,252)	(1,679,650)

Derivatives not subject to master netting agreements	-	733,986	471,252	1,205,238

Total Derivative Liabilities subject to master netting agreements	$(474,412)	$-	$-	$(474,412)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2020.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Swap	Swap	Net Value of			Net
Counterparty	Agreements	Agreements	Derivatives	Non-Cash	Cash	Amount(a)

Fund
Goldman Sachs International	$590,724	$(130,469)	$460,255	$-	$-	$460,255

Subtotal-Fund	590,724	(130,469)	460,255	-	-	460,255

Subsidiary
Barclays Bank PLC	868,837	(44,289)	824,548	-	(824,548)	-

Canadian Imperial Bank of Commerce	-	(16,755)	(16,755)	-	16,755	-

Cargill, Inc.	2,931,063	(8,984)	2,922,079	-	(2,750,000)	172,079

Goldman Sachs International	1,155,389	(2,785)	1,152,604	-	-	1,152,604

JPMorgan Chase Bank, N.A.	223,045	(849)	222,196	-	-	222,196

Macquarie Bank Ltd.	-	(69,804)	(69,804)	-	69,804	-

Merrill Lynch International	1,124,211	(182,259)	941,952	-	-	941,952

Morgan Stanley Capital Services LLC	-	(353,632)	(353,632)	-	260,000	(93,632)

Subtotal-Subsidiary	6,302,545	(679,357)	5,623,188	-	(3,227,989)	2,395,199

Total	$6,893,269	$(809,826)	$6,083,443	$-	$(3,227,989)	$2,855,454

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity	Equity	Interest
	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$(8,300,730)	$9,869,856	$32,890,764	$34,459,890

Swap agreements	21,689,437	835,508	-	22,524,945

Change in Net Unrealized Appreciation:
Futures contracts	3,057,581	3,762,180	13,566,628	20,386,389

Swap agreements	3,230,995	590,724	-	3,821,719

Total	$19,677,283	$15,058,268	$46,457,392	$81,192,943

The table below summarizes the average notional value of derivatives held during the period.

	Futures	Swap
	Contracts	Agreements

Average notional value	$1,084,018,110	$191,607,640

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a

Invesco V.I. Balanced-Risk Allocation Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:
	2020	2019

Ordinary income*	$89,338,290	$–

Long-term capital gain	30,231,711	–

Total distributions	$119,570,001	$–

*    Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2020

Undistributed ordinary income	$41,205,414

Undistributed long-term capital gain	18,480,023

Net unrealized appreciation – investments	18,107,984

Net unrealized appreciation (depreciation) - foreign currencies	(31,196)

Temporary book/tax differences	(95,784)

Shares of beneficial interest	902,957,206

Total net assets	$980,623,647

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $18,980,000 and $17,545,113, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$19,787,634

Aggregate unrealized (depreciation) of investments	(1,679,650)

Net unrealized appreciation of investments	$18,107,984

Cost of investments for tax purposes is $910,070,496.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currencies, swap agreements and futures contracts, on December 31, 2020, undistributed net investment income (loss) was increased by $30,907,764 and undistributed net realized gain was decreased by $30,907,764. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 10–Share Information

		Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	379,236	$3,960,734	479,777	$4,939,090

Series II	3,857,886	39,526,525	4,284,767	43,466,506

Issued as reinvestment of dividends:
Series I	609,307	5,885,904	-	-

Series II	11,979,357	113,684,097	-	-

Reacquired:
Series I	(682,143)	(6,935,376)	(270,304)	(2,780,603)

Series II	(16,076,040)	(163,600,619)	(16,984,260)	(172,302,767)

Net increase (decrease) in share activity	67,603	$(7,478,735)	(12,490,020)	$(126,677,774)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Balanced-Risk Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco V.I. Balanced-Risk Allocation Fund and its subsidiary (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related consolidated statement of operations for the year ended December 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,149.70	$3.67	$1,021.72	$3.46	0.68%
Series II	1,000.00	1,148.00	5.02	1,020.46	4.72	0.93

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$30,231,711
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.68%

                  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Balanced-Risk Allocation Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Comstock Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s
Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on
Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VICOM-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco V.I. Comstock Fund (the Fund) underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-0.85%
Series II Shares	-1.09
S&P 500 Index▼ (Broad Market Index)	18.40
Russell 1000 Value Index▼ (Style-Specific Index)	2.80
Lipper VUF Large-Cap Value Funds Index∎ (Peer Group Index)	1.69
Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

On the positive side, stock selection and an overweight within information technology was the largest contributor to Fund performance compared to the Russell 1000 Value Index, the Fund’s style-specific index, for the year. QUALCOMM and Microsoft were the largest contributors to the Fund’s performance. Large bellwether software and equipment technology companies benefited from increased demand as employees in most service sectors worked from home. Microsoft beat earnings estimates in multiple quarters and provided strong guidance, as it has benefited from predictable growth in both its cloud business and Azure, as well as sustained demand for Office 365.

Strong security selection in the industrials sector was a key contributor to the Fund’s relative return. FedEx, a relatively new holding (purchased in the first quarter), was the largest individual contributor. We invested in FedEx based on its ability to charge higher prices amid a reduction in international air capacity, its lower cost structures resulting from a more efficient fleet and lower operating costs stemming from the integration of TNT Express, all of which we believe will contribute to an eventual recovery in profit margins.

A material underweight to real estate also benefited relative performance for the quarter. The real estate sector within the Russell 1000 Value Index declined more than 9% for the year.4

On the negative side, stock selection and a material overweight position in energy detracted the most from relative performance for the year as the sector was the worst performing sector within the Russell 1000 Value Index. Oil prices experienced an unprecedented “double black swan event” due to Saudi Arabia and Russia increasing supply to gain market share and global demand shocks from the COVID-19 virus. We believe COVID-19 implications should ease and business activity will resume, which should be supportive of demand. We continue to focus on balance sheets and debt levels for the energy holdings.

Within consumer discretionary, Carnival was a notable detractor as the cruise industry was hit particularly hard by the coronavirus outbreak, with cruises from the US canceled through spring of 2021. In early April, we exited the position because we believe cruise demand will be slower to recover than other areas within the consumer discretionary sector.

Stock selection in communication services also dampened relative performance. The Fund did not own Walt Disney, a large content provider and holding within the benchmark, and the stock rose over 25% for the year.4

Stock selection and material overweight exposure hindered relative performance within financials. The precipitous decline in interest rates during the first quarter of 2020, from already low levels, weighed heavily on the sector. Although financials have recovered significantly from their lows earlier in the year, large banks are trading at what we believe are extremely attractive valuations. We have invested in large banks based on sweeping changes such as improved balance sheets, lower leverage and solid capital positions.

We used currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in

Invesco V.I. Comstock Fund

the Fund. Derivatives were used solely for the purpose of hedging. The use of currency forward contracts had a slight positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the year.

At the end of the year, the Fund had a cyclical bias with overweight exposures to financial and energy companies. The Fund also was overweight technology stocks and healthcare. Conversely, the Fund was underweight real estate, utilities, communication services, consumer discretionary and consumer staples.

As we’ve seen a rotation towards value stocks towards the end of the year, we remain cautiously optimistic towards the longer-term outlook for the US and global economies. Though the distribution of coronavirus vaccines should provide a level of stability, we believe equity markets may experience continued volatility due to the leadership transition in Washington DC and rising COVID-19 infection rates.

Thank you for your investment in Invesco V.I. Comstock Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: US Bureau of Economic Analysis

3	Source: Lipper Inc.

4	Source: FactSet Research Systems Inc.

Portfolio manager(s):

Devin Armstrong (Co-Lead)

Charles DyReyes

Kevin Holt (Co-Lead)

James Warwick

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/10

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (4/30/99)	6.85%
10 Years	9.46
5 Years	8.57
1 Year	-0.85

Series II Shares
Inception (9/18/00)	6.82%
10 Years	9.18
5 Years	8.30
1 Year	-1.09

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund (renamed Invesco V.I. Comstock Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class I shares and Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Comstock Fund

Supplemental Information

Invesco V.I. Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Comstock Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	25.28%
Health Care	14.95
Industrials	13.38
Information Technology	11.74
Energy	9.38
Consumer Staples	6.79
Materials	5.61
Consumer Discretionary	4.77
Communication Services	3.23
Utilities	2.81
Real Estate	1.34
Money Market Funds Plus Other Assets Less Liabilities	0.72

Top 10 Equity Holdings*

% of total net assets
1. Citigroup, Inc.	4.14%
2. Bank of America Corp.	3.69
3. Philip Morris International, Inc.	3.18
4. Anthem, Inc.	2.48
5. American International Group, Inc.	2.42
6. General Motors Co.	2.34
7. HCA Healthcare, Inc.	2.31
8. Morgan Stanley	2.30
9. Caterpillar, Inc.	2.13
10. QUALCOMM, Inc.	2.07

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Comstock Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–99.28%

Aerospace & Defense–1.59%

Textron, Inc.	436,577	$21,099,766

Agricultural Products–0.53%

Archer-Daniels-Midland Co.	139,486	7,031,489

Air Freight & Logistics–1.69%

FedEx Corp.	86,106	22,354,840

Application Software–0.91%

CDK Global, Inc.	232,697	12,060,686

Asset Management & Custody Banks–2.57%

Bank of New York Mellon Corp. (The)	542,610	23,028,368

State Street Corp.	151,593	11,032,939

		34,061,307

Automobile Manufacturers–2.34%

General Motors Co.	743,838	30,973,414

Building Products–2.60%

Johnson Controls International PLC	477,382	22,241,227

Trane Technologies PLC	84,111	12,209,553

		34,450,780

Cable & Satellite–1.62%

Comcast Corp., Class A	410,282	21,498,777

Casinos & Gaming–0.73%

Las Vegas Sands Corp.	162,506	9,685,358

Communications Equipment–1.83%

Cisco Systems, Inc.	541,639	24,238,345

Construction Machinery & Heavy Trucks–2.13%

Caterpillar, Inc.	154,967	28,207,093

Consumer Finance–0.37%

Capital One Financial Corp.	49,377	4,880,916

Diversified Banks–11.08%

Bank of America Corp.	1,614,473	48,934,677

Citigroup, Inc.	891,284	54,956,571

JPMorgan Chase & Co.	166,756	21,189,685

Wells Fargo & Co.	727,313	21,950,306

		147,031,239

Electric Utilities–1.59%

Exelon Corp.	499,060	21,070,313

Electrical Components & Equipment–3.99%

Eaton Corp. PLC	223,976	26,908,477

Emerson Electric Co.	324,047	26,043,657

		52,952,134

Fertilizers & Agricultural Chemicals–3.03%

CF Industries Holdings, Inc.	496,542	19,221,141

Corteva, Inc.	541,116	20,952,011

		40,173,152

	Shares	Value

Health Care Distributors–2.25%

Henry Schein, Inc.(b)	170,380	$11,391,607

McKesson Corp.	105,791	18,399,171

		29,790,778

Health Care Facilities–3.09%

HCA Healthcare, Inc.	186,268	30,633,635

Universal Health Services, Inc., Class B	75,691	10,407,513

		41,041,148

Health Care Services–1.27%

CVS Health Corp.	247,566	16,908,758

Health Care Supplies–0.77%

DENTSPLY SIRONA, Inc.	196,002	10,262,665

Hotel & Resort REITs–0.84%

Host Hotels & Resorts, Inc.	761,602	11,142,237

Independent Power Producers & Energy Traders–1.22%

Vistra Corp.	822,010	16,160,717

Industrial Conglomerates–1.39%

General Electric Co.	1,703,963	18,402,800

Integrated Oil & Gas–2.96%

Chevron Corp.	288,312	24,347,948

Suncor Energy, Inc. (Canada)	886,432	14,874,329

		39,222,277

Integrated Telecommunication Services–1.21%

AT&T, Inc.	560,282	16,113,710

Internet & Direct Marketing Retail–1.71%

Booking Holdings, Inc.(b)	6,667	14,849,209

eBay, Inc.	155,505	7,814,126

		22,663,335

Investment Banking & Brokerage–3.95%

Goldman Sachs Group, Inc. (The)	83,299	21,966,779

Morgan Stanley	445,000	30,495,850

		52,462,629

IT Consulting & Other Services–2.01%

Cognizant Technology Solutions Corp., Class A	325,357	26,663,006

Life & Health Insurance–1.03%

MetLife, Inc.	291,483	13,685,127

Managed Health Care–2.48%

Anthem, Inc.	102,452	32,896,313

Multi-line Insurance–2.42%

American International Group, Inc.	847,613	32,090,628

Oil & Gas Exploration & Production–6.42%

Canadian Natural Resources Ltd. (Canada)	531,399	12,770,442

ConocoPhillips	212,904	8,514,031

Devon Energy Corp.	857,850	13,562,608

Hess Corp.	348,572	18,401,116

Marathon Oil Corp.	2,069,877	13,806,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

	Shares	Value

Oil & Gas Exploration & Production–(continued)

Parsley Energy, Inc., Class A	763,419	$10,840,550

Pioneer Natural Resources Co.	63,739	7,259,235

		85,154,061

Packaged Foods & Meats–1.53%

Kraft Heinz Co. (The)	305,781	10,598,369

Tyson Foods, Inc., Class A	151,274	9,748,097

		20,346,466

Paper Packaging–1.70%

International Paper Co.	453,484	22,547,225

Pharmaceuticals–5.08%

Bristol-Myers Squibb Co.	317,314	19,682,988

Johnson & Johnson	154,440	24,305,767

Sanofi, ADR (France)	482,322	23,436,026

		67,424,781

Property & Casualty Insurance–1.30%

Allstate Corp. (The)	157,235	17,284,844

Real Estate Services–0.50%

Jones Lang LaSalle, Inc.(b)	44,589	6,615,670

Regional Banks–2.55%

Citizens Financial Group, Inc.	516,410	18,466,822

Fifth Third Bancorp	556,248	15,335,757

		33,802,579

Semiconductors–5.33%

Intel Corp.	418,263	20,837,863

NXP Semiconductors N.V. (Netherlands)	140,898	22,404,191

	Shares	Value

Semiconductors–(continued)

QUALCOMM, Inc.	180,210	$27,453,191

		70,695,245

Specialty Chemicals–0.88%

DuPont de Nemours, Inc.	164,868	11,723,764

Systems Software–1.66%

Microsoft Corp.	99,221	22,068,735

Tobacco–4.73%

Altria Group, Inc.	502,655	20,608,855

Philip Morris International, Inc.	508,725	42,117,343

		62,726,198

Wireless Telecommunication Services–0.40%

Vodafone Group PLC (United Kingdom)	3,197,371	5,261,703

Total Common Stocks & Other Equity Interests (Cost $1,016,603,352)		1,316,927,008

Money Market Funds–2.45%

Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	11,190,529	11,190,529

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	8,568,151	8,570,721

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	12,789,175	12,789,175

Total Money Market Funds (Cost $32,547,088)		32,550,425

TOTAL INVESTMENTS IN SECURITIES–101.73% (Cost $1,049,150,440)		1,349,477,433

OTHER ASSETS LESS LIABILITIES–(1.73)%		(22,971,041)

NET ASSETS–100.00%		$1,326,506,392

Investment Abbreviations:

ADR  – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$21,797,514	$104,378,222	$(114,985,207)	$-	$-	$11,190,529	$58,205
Invesco Liquid Assets Portfolio, Institutional Class	15,602,035	75,091,915	(82,132,288)	3,336	5,723	8,570,721	61,906
Invesco Treasury Portfolio, Institutional Class	24,911,444	119,289,396	(131,411,665)	-	-	12,789,175	62,925
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	-	18,534,173	(18,534,173)	-	-	-	1,733*
Invesco Liquid Assets Portfolio, Institutional Class	-	5,397,578	(5,396,007)	-	(1,571)	-	1,122*
Invesco Private Government Fund	-	26,574,081	(26,574,081)	-	-	-	180*
Invesco Private Prime Fund	-	14,887,430	(14,887,680)	-	250	-	249*
Total	$62,310,993	$364,152,795	$(393,921,101)	$3,336	$4,402	$32,550,425	$186,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
01/07/2021	Deutsche Bank AG	EUR	227,083	USD	278,147	$ 715
01/07/2021	Deutsche Bank AG	USD	594,193	CAD	762,694	4,998
01/07/2021	Deutsche Bank AG	USD	249,358	EUR	206,318	2,705
01/07/2021	Deutsche Bank AG	USD	225,367	GBP	166,862	2,822
01/07/2021	Goldman Sachs International	USD	331,198	CAD	425,778	3,304
01/07/2021	Goldman Sachs International	USD	664,368	EUR	546,354	3,125
01/07/2021	Goldman Sachs International	USD	2,800,523	GBP	2,089,055	56,325
01/07/2021	Royal Bank of Canada	USD	391,631	GBP	290,391	5,488
Subtotal-Appreciation						79,482

Currency Risk
01/07/2021	Canadian Imperial Bank of Commerce	CAD	16,941,736	USD	13,068,506	(241,320)
01/07/2021	Citibank N.A.	EUR	9,014,666	USD	10,814,161	(199,250)
01/07/2021	Deutsche Bank AG	CAD	1,154,504	USD	901,885	(5,121)
01/07/2021	Deutsche Bank AG	GBP	4,319,699	USD	5,762,953	(144,376)
01/07/2021	Deutsche Bank AG	USD	332,528	CAD	423,151	(91)
01/07/2021	Goldman Sachs International	GBP	108,906	USD	145,808	(3,124)
01/07/2021	JP Morgan Chase Bank N.A.	CAD	562,620	USD	440,819	(1,188)
01/07/2021	Royal Bank of Canada	CAD	1,176,967	USD	919,124	(5,529)
01/07/2021	Royal Bank of Canada	GBP	87,922	USD	117,064	(3,172)
01/07/2021	Royal Bank of Canada	USD	469,792	CAD	595,986	(1,572)
01/07/2021	State Street Bank & Trust Co.	EUR	1,000,000	USD	1,199,597	(22,125)
Subtotal-Depreciation						(626,868)
Total Forward Foreign Currency Contracts						$(547,386)

Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound Sterling

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:

Investments in securities, at value (Cost $1,016,603,352)	$1,316,927,008
Investments in affiliated money market funds, at value (Cost $32,547,088)	32,550,425
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	79,482
Foreign currencies, at value (Cost $558)	563
Receivable for:
Fund shares sold	11,843
Dividends	2,303,293
Investment for trustee deferred compensation and retirement plans	227,783
Total assets	1,352,100,397

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	626,868
Payable for:
Fund shares reacquired	22,778,901
Amount due custodian	1,065,443
Accrued fees to affiliates	798,247
Accrued trustees’ and officers’ fees and benefits	948
Accrued other operating expenses	71,345
Trustee deferred compensation and retirement plans	252,253
Total liabilities	25,594,005
Net assets applicable to shares outstanding	$1,326,506,392

Net assets consist of:

Shares of beneficial interest	$1,092,224,972
Distributable earnings	234,281,420
$1,326,506,392

Net Assets:

Series I	$181,593,535
Series II	$1,144,912,857

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	11,256,933
Series II	71,245,370
Series I:
Net asset value per share	$16.13
Series II:
Net asset value per share	$16.07

Statement of Operations

For the year ended December 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $426,406)	$35,216,211

Dividends from affiliated money market funds (includes securities lending income of $105,298)	288,334

Total investment income	35,504,545

Expenses:

Advisory fees	6,773,146

Administrative services fees	1,948,941

Custodian fees	46,816

Distribution fees - Series II	2,559,688

Transfer agent fees	39,521

Trustees’ and officers’ fees and benefits	39,147

Reports to shareholders	14,003

Professional services fees	46,544

Other	16,523

Total expenses	11,484,329

Less: Fees waived	(44,917)

Net expenses	11,439,412

Net investment income	24,065,133

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(85,239,842)

Affiliated investment securities	4,402

Foreign currencies	17,364

Forward foreign currency contracts	(849,911)

(86,067,987)

Change in net unrealized appreciation of:
Unaffiliated investment securities	48,701,100

Affiliated investment securities	3,336

Foreign currencies	4,617

Forward foreign currency contracts	1,042,263

49,751,316

Net realized and unrealized gain (loss)	(36,316,671)

Net increase (decrease) in net assets resulting from operations	$(12,251,538)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:

Net investment income	$24,065,133	$26,005,428

Net realized gain (loss)	(86,067,987)	42,110,638

Change in net unrealized appreciation	49,751,316	238,104,732

Net increase (decrease) in net assets resulting from operations	(12,251,538)	306,220,798

Distributions to shareholders from distributable earnings:

Series I	(8,343,228)	(27,866,941)

Series II	(50,127,365)	(173,615,673)

Total distributions from distributable earnings	(58,470,593)	(201,482,614)

Share transactions–net:

Series I	(6,729,781)	(32,488,395)

Series II	(35,671,961)	54,630,220

Net increase (decrease) in net assets resulting from share transactions	(42,401,742)	22,141,825

Net increase (decrease) in net assets	(113,123,873)	126,880,009

Net assets:

Beginning of year	1,439,630,265	1,312,750,256

End of year	$1,326,506,392	$1,439,630,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/20	$17.16	$0.32	$(0.59)	$(0.27)	$(0.36)	$(0.40)	$(0.76)	$16.13	(0.85)%	$ 181,594	0.75	%(d)	0.75	%(d)	2.24	%(d)	38%
Year ended 12/31/19	16.12	0.37	3.45	3.82	(0.37)	(2.41)	(2.78)	17.16	25.30	199,521	0.74		0.74		2.09		21
Year ended 12/31/18	20.62	0.33	(2.41)	(2.08)	(0.36)	(2.06)	(2.42)	16.12	(12.16)	214,084	0.75		0.75		1.63		19
Year ended 12/31/17	18.69	0.28	2.94	3.22	(0.44)	(0.85)	(1.29)	20.62	17.85	270,651	0.75		0.75		1.47		13
Year ended 12/31/16	17.57	0.38	2.47	2.85	(0.29)	(1.44)	(1.73)	18.69	17.30	256,080	0.77		0.78		2.20		21
Series II
Year ended 12/31/20	17.09	0.28	(0.58)	(0.30)	(0.32)	(0.40)	(0.72)	16.07	(1.09)	1,144,913	1.00	(d)	1.00	(d)	1.99	(d)	38
Year ended 12/31/19	16.06	0.32	3.44	3.76	(0.32)	(2.41)	(2.73)	17.09	24.94	1,240,109	0.99		0.99		1.84		21
Year ended 12/31/18	20.54	0.28	(2.40)	(2.12)	(0.30)	(2.06)	(2.36)	16.06	(12.37)	1,098,666	1.00		1.00		1.38		19
Year ended 12/31/17	18.62	0.23	2.93	3.16	(0.39)	(0.85)	(1.24)	20.54	17.58	1,643,281	1.00		1.00		1.22		13
Year ended 12/31/16	17.51	0.34	2.45	2.79	(0.24)	(1.44)	(1.68)	18.62	16.99	1,679,769	1.02		1.03		1.95		21

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $162,151 and $1,023,875 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. Comstock Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

Invesco V.I. Comstock Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.600%
Next $500 million	0.550%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of the Fund’s average daily net assets (the “expense limits”). Effective May 1, 2021 through June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $44,917.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $170,989 for accounting and fund administrative services and was reimbursed $1,777,952 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $4,366 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. Comstock Fund

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,311,665,305	$5,261,703	$–	$1,316,927,008

Money Market Funds	32,550,425	–	–	32,550,425

Total Investments in Securities	1,344,215,730	5,261,703	–	1,349,477,433

Other Investments - Assets*

Forward Foreign Currency Contracts	–	79,482	–	79,482

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(626,868)	–	(626,868)

Total Other Investments	–	(547,386)	–	(547,386)

Total Investments	$1,344,215,730	$4,714,317	$–	$1,348,930,047

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$ 79,482

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$ 79,482

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(626,868)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(626,868)

Invesco V.I. Comstock Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2020.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Canadian Imperial Bank of Commerce	$ –	$(241,320)	$(241,320)	$–	$–	$(241,320)

Citibank N.A.	–	(199,250)	(199,250)	–	–	(199,250)

Deutsche Bank AG	11,240	(149,588)	(138,348)	–	–	(138,348)

Goldman Sachs International	62,754	(3,124)	59,630	–	–	59,630

JP Morgan Chase Bank N.A.	–	(1,188)	(1,188)	–	–	(1,188)

Royal Bank of Canada	5,488	(10,273)	(4,785)	–	–	(4,785)

State Street Bank & Trust Co.	–	(22,125)	(22,125)	–	–	(22,125)

Total	$79,482	$(626,868)	$(547,386)	$–	$–	$(547,386)

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Currency
Risk

Realized Gain (Loss):
Forward foreign currency contracts	$ (849,911)

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	1,042,263

Total	$ 192,352

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts
Average notional value	$53,874,584

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019
Ordinary income*	$26,325,878	$ 35,243,443
Long-term capital gain	32,144,715	166,239,171
Total distributions	$58,470,593	$201,482,614

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Comstock Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$ 24,230,463

Net unrealized appreciation – investments	278,676,888

Net unrealized appreciation - foreign currencies	10,634

Temporary book/tax differences	(177,385)

Capital loss carryforward	(68,459,180)

Shares of beneficial interest	1,092,224,972

Total net assets	$1,326,506,392

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$298,664	$68,160,516	$68,459,180

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $438,959,150 and $473,849,962, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$329,815,880

Aggregate unrealized (depreciation) of investments	(51,138,992)

Net unrealized appreciation of investments	$278,676,888

Cost of investments for tax purposes is $1,070,253,159.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, fair fund GAAP adjustments and distribution redesignation, on December 31, 2020, undistributed net investment income was increased by $17,837 and undistributed net realized gain (loss) was decreased by $17,837. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Series I	1,063,167	$14,212,924	531,077	$9,046,219

Series II	9,025,347	114,751,533	6,503,571	116,600,521

Issued as reinvestment of dividends:
Series I	599,370	8,343,228	1,776,096	27,866,941

Series II	3,614,085	50,127,365	11,100,746	173,615,673

Invesco V.I. Comstock Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount
Reacquired:
Series I	(2,029,930)	$(29,285,933)	(3,961,633)	$(69,401,555)

Series II	(13,940,262)	(200,550,859)	(13,487,073)	(235,585,974)

Net increase (decrease) in share activity	(1,668,223)	$(42,401,742)	2,462,784	$22,141,825

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Comstock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Comstock Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,248.30	$4.24	$1,021.37	$3.81	0.75%
Series II	1,000.00	1,246.60	5.65	1,020.11	5.08	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$32,144,715
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

                * The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Comstock Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Comstock Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Comstock Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Comstock Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Comstock Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Comstock Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Comstock Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VICEQ-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco V.I. Core Equity Fund (the Fund) underperformed the Russell 1000 Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	13.85%
Series II Shares	13.57
S&P 500 Index▼ (Broad Market Index)	18.40
Russell 1000 Index▼ (Style-Specific Index)	20.96
Lipper VUF Large-Cap Core Funds Index∎ (Peer Group Index)	13.94
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    During the year, stock selection in the real estate sector and a modest underweight to the utilities sector were the largest contributors to the Fund’s performance versus its style-specific benchmark, the Russell 1000 Index. This was offset by weaker stock selection in the information technology (IT), health care and energy sectors.

    The largest individual contributors to the Fund’s performance relative to the style-specific benchmark during the year included

Microsoft, Amazon and QUALCOMM. Microsoft and Amazon were already benefiting from strong execution and various tailwinds that were accelerated due to the pandemic including the increased need and importance of technology to work from home. Microsoft has seen continued momentum for the company’s commercial cloud offerings while continuing to report strong revenue growth and operating margin expansion. Amazon continued to benefit from retail disruption in its e-commerce business, which drove market share gains in addition to the acceleration of digital transformation benefiting its AWS cloud services.

    Qualcomm has reported solid business fundamentals and has been a beneficiary of 5G spending. Additionally, the company resolved its licensing dispute with Huawei and the FTC anti-competition ruling against Qualcomm was overturned on appeal.

    The largest individual detractors from the Fund’s performance relative to the style-specific benchmark during the year included Suncor, Capital One Financial and Magellan Midstream. Suncor, an integrated energy company, and Magellan, which is primarily a refined products pipeline company, significantly underperformed along with the rest of the energy sector. The energy sector experienced significant negative returns despite the style-specific benchmark producing positive total returns during the year. We have exited our holding in Suncor.

    Capital One Financial underperformed after the unemployment picture quickly deteriorated in March 2020 due to COVID-19-related concerns about consumers’ ability to make payments on their credit cards and other loans. Capital One Financial is generally considered the most exposed to the health of the consumer out of the larger US banks.

    We continue to maintain our discipline around valuation and focus on companies which we believe have competitive advantages and skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term performance.

    We thank you for your continued investment in Invesco V.I. Core Equity Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

Portfolio manager(s):

Manind (“Mani”) Govil (Lead)

Paul Larson

Benjamin Ram

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an

Invesco V.I. Core Equity Fund

offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (5/2/94)	8.35%
10 Years	9.55
5 Years	10.67
1 Year	13.85

Series II Shares
Inception (10/24/01)	7.17%
10 Years	9.28
5 Years	10.40
1 Year	13.57

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Perfor-

mance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Core Equity Fund

Supplemental Information

Invesco V.I. Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Core Equity Fund

Fund Information

Portfolio Composition
By sector	% of total net assets

Information Technology	26.47%

Health Care	15.62

Consumer Discretionary	14.28

Financials	11.89

Industrials	9.42

Communication Services	8.56

Consumer Staples	6.43

Real Estate	2.45

Energy	2.23

Other Sectors, Each Less than 2% of Net Assets	2.49
Money Market Funds Plus Other Assets Less Liabilities	0.16

Top 10 Equity Holdings*

		% of total net assets
1.	Microsoft Corp.	7.93%
2.	Amazon.com, Inc.	6.30
3.	QUALCOMM, Inc.	3.78
4.	UnitedHealth Group, Inc.	3.43
5.	Facebook, Inc., Class A	3.36
6.	JPMorgan Chase & Co.	3.28
7.	Applied Materials, Inc.	2.82
8.	HCA Healthcare, Inc.	2.57
9.	Procter & Gamble Co. (The)	2.54
10.	Prologis, Inc.	2.45

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–99.84%

Aerospace & Defense–1.56%
Lockheed Martin Corp.	33,615	$11,932,653

Air Freight & Logistics–1.85%
C.H. Robinson Worldwide, Inc.	33,698	3,163,231

United Parcel Service, Inc., Class B	64,830	10,917,372

		14,080,603

Application Software–1.33%
Adobe, Inc.(b)	8,475	4,238,517

Workday, Inc., Class A(b)	24,635	5,902,792

		10,141,309

Automobile Manufacturers–0.76%
General Motors Co.	139,456	5,806,948

Automotive Retail–1.36%
CarMax, Inc.(b)	51,687	4,882,354

O’Reilly Automotive, Inc.(b)	12,141	5,494,652

		10,377,006

Biotechnology–0.36%
Neurocrine Biosciences, Inc.(b)	28,469	2,728,754

Cable & Satellite–1.00%
Comcast Corp., Class A	145,881	7,644,164

Commodity Chemicals–0.53%
Valvoline, Inc.	173,243	4,008,843

Communications Equipment–1.27%
Motorola Solutions, Inc.	57,085	9,707,875

Construction Machinery & Heavy Trucks–0.84%
Caterpillar, Inc.	35,329	6,430,585

Construction Materials–0.81%
Vulcan Materials Co.	41,665	6,179,336

Consumer Finance–1.87%
Capital One Financial Corp.	144,062	14,240,529

Data Processing & Outsourced Services–3.26%
Fiserv, Inc.(b)	100,813	11,478,568

Mastercard, Inc., Class A	37,538	13,398,814

		24,877,382

Distillers & Vintners–1.22%
Constellation Brands, Inc., Class A	42,355	9,277,863

Diversified Banks–3.28%
JPMorgan Chase & Co.	196,895	25,019,448

Electric Utilities–1.15%
Duke Energy Corp.	44,849	4,106,374

FirstEnergy Corp.	151,993	4,652,506

		8,758,880

Electrical Components & Equipment–0.86%
Hubbell, Inc.	12,040	1,887,752

	Shares	Value

Electrical Components & Equipment–(continued)
Rockwell Automation, Inc.	18,510	$4,642,493

		6,530,245

Environmental & Facilities Services–0.90%
Waste Connections, Inc.	67,128	6,885,319

Financial Exchanges & Data–2.02%
Intercontinental Exchange, Inc.	133,602	15,402,975

Food Distributors–1.02%
Sysco Corp.	104,817	7,783,710

General Merchandise Stores–1.27%
Target Corp.	54,782	9,670,667

Health Care Facilities–2.57%
HCA Healthcare, Inc.	119,300	19,620,078

Health Care Services–1.26%
CVS Health Corp.	140,488	9,595,330

Health Care Supplies–0.49%
Alcon, Inc. (Switzerland)(b)	56,779	3,746,278

Home Improvement Retail–1.94%
Home Depot, Inc. (The)	55,665	14,785,737

Homebuilding–0.80%
D.R. Horton, Inc.	88,191	6,078,124

Hotels, Resorts & Cruise Lines–0.25%
Airbnb, Inc., Class A(b)	13,035	1,913,538

Household Products–2.96%
Procter & Gamble Co. (The)	138,977	19,337,260

Reckitt Benckiser Group PLC (United Kingdom)	36,032	3,222,547

		22,559,807

Industrial Conglomerates–1.17%
Honeywell International, Inc.	41,921	8,916,597

Industrial Machinery–0.61%
Otis Worldwide Corp.	68,842	4,650,277

Industrial REITs–2.45%
Prologis, Inc.	187,728	18,708,973

Integrated Telecommunication Services–2.11%
Verizon Communications, Inc.	273,669	16,078,054

Interactive Home Entertainment–0.86%
Zynga, Inc., Class A(b)	663,097	6,544,767

Interactive Media & Services–4.05%
Facebook, Inc., Class A(b)	93,779	25,616,671

Snap, Inc., Class A(b)	105,240	5,269,367

		30,886,038

Internet & Direct Marketing Retail–7.90%
Amazon.com, Inc.(b)	14,742	48,013,662

Booking Holdings, Inc.(b)	5,502	12,254,440

		60,268,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value

Internet Services & Infrastructure–0.16%
Snowflake, Inc., Class A(b)	4,236	$1,192,010

IT Consulting & Other Services–2.25%
Accenture PLC, Class A	46,378	12,114,397

Amdocs Ltd.	70,762	5,019,149

		17,133,546

Life Sciences Tools & Services–2.27%
Avantor, Inc.(b)	139,063	3,914,623

Thermo Fisher Scientific, Inc.	28,684	13,360,434

		17,275,057

Managed Health Care–3.43%
UnitedHealth Group, Inc.	74,574	26,151,610

Movies & Entertainment–0.53%
Live Nation Entertainment, Inc.(b)	26,608	1,955,156

Warner Music Group Corp., Class A	55,700	2,116,043

		4,071,199

Oil & Gas Exploration & Production–0.44%
Cabot Oil & Gas Corp.	204,154	3,323,627

Oil & Gas Refining & Marketing–0.62%
Valero Energy Corp.	83,785	4,739,717

Oil & Gas Storage & Transportation–1.17%
Magellan Midstream Partners L.P.	210,153	8,918,893

Other Diversified Financial Services–1.90%
Equitable Holdings, Inc.	565,471	14,470,403

Packaged Foods & Meats–1.23%
a2 Milk Co. Ltd. (The) (New Zealand)(b)	107,413	948,878

Mondelez International, Inc., Class A	144,142	8,427,983

		9,376,861

Pharmaceuticals–5.24%
AstraZeneca PLC, ADR (United Kingdom)	293,378	14,665,966

Eli Lilly and Co.	64,511	10,892,038

Merck & Co., Inc.	175,974	14,394,673

		39,952,677

	Shares	Value

Property & Casualty Insurance–1.79%
Progressive Corp. (The)	137,999	$13,645,341

Railroads–1.62%
Union Pacific Corp.	59,374	12,362,854

Semiconductor Equipment–2.82%
Applied Materials, Inc.	248,912	21,481,106

Semiconductors–5.60%
QUALCOMM, Inc.	188,887	28,775,045

Texas Instruments, Inc.	84,591	13,883,921

		42,658,966

Systems Software–7.93%
Microsoft Corp.	271,840	60,462,653

Technology Hardware, Storage & Peripherals–1.86%
Apple, Inc.	106,868	14,180,315

Thrifts & Mortgage Finance–1.04%
Rocket Cos., Inc., Class A(b)	390,560	7,897,123

Total Common Stocks & Other Equity Interests (Cost $537,552,744)		761,130,752

Money Market Funds–0.41%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	1,101,539	1,101,539

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	786,502	786,738

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	1,258,901	1,258,901

Total Money Market Funds (Cost $3,147,202)		3,147,178

TOTAL INVESTMENTS IN SECURITIES–100.25% (Cost $540,699,946)		764,277,930

OTHER ASSETS LESS LIABILITIES–(0.25)%		(1,923,969)

NET ASSETS–100.00%		$762,353,961

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 7,673,323	$ 50,089,174	$(56,660,958)	$ -	$ -	$1,101,539	$14,557

Invesco Liquid Assets Portfolio, Institutional Class	5,580,713	35,778,020	(40,575,004)	(24)	3,033	786,738	16,031

Invesco Treasury Portfolio, Institutional Class	8,769,511	57,244,770	(64,755,380)	-	-	1,258,901	15,368
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	33,470,871	(33,470,871)	-	-	-	695	*

Invesco Private Prime Fund	-	16,863,555	(16,863,881)	-	326	-	1,356	*
Total	$22,023,547	$193,446,390	$(212,326,094)	$(24)	$3,359	$3,147,178	$48,007

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d) The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:

Investments in securities, at value (Cost $537,552,744)	$761,130,752

Investments in affiliated money market funds, at value (Cost $3,147,202)	3,147,178

Foreign currencies, at value (Cost $1,377)	1,518

Receivable for:
Investments sold	5,834,461

Fund shares sold	24,381

Dividends	382,458

Investment for trustee deferred compensation and retirement plans	446,952

Total assets	770,967,700

Liabilities:

Payable for:
Investments purchased	7,019,562

Fund shares reacquired	421,183

Amount due custodian	322,527

Accrued fees to affiliates	321,991

Accrued trustees’ and officers’ fees and benefits	288

Accrued other operating expenses	49,368

Trustee deferred compensation and retirement plans	478,820

Total liabilities	8,613,739

Net assets applicable to shares outstanding	$762,353,961

Net assets consist of:

Shares of beneficial interest	$513,258,987

Distributable earnings	249,094,974

$762,353,961

Net Assets:

Series I	$740,344,545

Series II	$22,009,416

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	24,330,387

Series II	726,998

Series I:
Net asset value per share	$30.43

Series II:
Net asset value per share	$30.27

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $61,162)	$12,933,685

Dividends from affiliated money market funds (includes securities lending income of $31,081)	77,037

Total investment income	13,010,722

Expenses:

Advisory fees	4,711,990

Administrative services fees	1,328,463

Custodian fees	14,937

Distribution fees - Series II	51,498

Transfer agent fees	54,296

Trustees’ and officers’ fees and benefits	31,735

Reports to shareholders	8,448

Professional services fees	51,448

Other	3,361

Total expenses	6,256,176

Less: Fees waived	(10,953)

Net expenses	6,245,223

Net investment income	6,765,499

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $2,716,347)	22,554,894

Affiliated investment securities	3,359

Foreign currencies	(31,695)

22,526,558

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	62,301,243

Affiliated investment securities	(24)

Foreign currencies	10,148

62,311,367

Net realized and unrealized gain	84,837,925

Net increase in net assets resulting from operations	$91,603,424

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$6,765,499	$9,700,451

Net realized gain	22,526,558	165,048,967

Change in net unrealized appreciation	62,311,367	53,502,474

Net increase in net assets resulting from operations	91,603,424	228,251,892

Distributions to shareholders from distributable earnings:
Series I	(165,580,119)	(102,597,293)

Series II	(4,892,160)	(2,536,276)

Total distributions from distributable earnings	(170,472,279)	(105,133,569)

Share transactions–net:
Series I	(38,886,728)	(123,248,676)

Series II	1,713,650	(504,539)

Net increase (decrease) in net assets resulting from share transactions	(37,173,078)	(123,753,215)

Net increase (decrease) in net assets	(116,041,933)	(634,892)

Net assets:
Beginning of year	878,395,894	879,030,786

End of year	$762,353,961	$878,395,894

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/20	$34.95	$0.29	$3.89	$4.18	$(0.48)	$(8.22)	$(8.70)	$30.43	13.85%	$740,345	0.81	%(d)	0.81	%(d)	0.89	%(d)	50%
Year ended 12/31/19	30.94	0.38	8.22	8.60	(0.35)	(4.24)	(4.59)	34.95	28.97	855,744	0.78		0.78		1.08		82
Year ended 12/31/18	36.72	0.25	(3.29)	(3.04)	(0.34)	(2.40)	(2.74)	30.94	(9.40)	858,828	0.79		0.80		0.70		46
Year ended 12/31/17	34.58	0.27	4.21	4.48	(0.39)	(1.95)	(2.34)	36.72	13.17	1,054,802	0.79		0.80		0.74		30
Year ended 12/31/16	33.84	0.39	3.07	3.46	(0.28)	(2.44)	(2.72)	34.58	10.26	1,033,700	0.84		0.85		1.11		38
Series II
Year ended 12/31/20	34.81	0.21	3.85	4.06	(0.38)	(8.22)	(8.60)	30.27	13.53	22,009	1.06	(d)	1.06	(d)	0.64	(d)	50
Year ended 12/31/19	30.66	0.29	8.16	8.45	(0.06)	(4.24)	(4.30)	34.81	28.66	22,652	1.03		1.03		0.83		82
Year ended 12/31/18	36.18	0.16	(3.28)	(3.12)	-	(2.40)	(2.40)	30.66	(9.61)	20,203	1.04		1.05		0.45		46
Year ended 12/31/17	34.11	0.18	4.14	4.32	(0.30)	(1.95)	(2.25)	36.18	12.87	189,982	1.04		1.05		0.49		30
Year ended 12/31/16	33.40	0.30	3.03	3.33	(0.18)	(2.44)	(2.62)	34.11	10.02	179,596	1.09		1.10		0.86		38

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $743,899 and $20,599 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations

Invesco V.I. Core Equity Fund

and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to

Invesco V.I. Core Equity Fund

acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.650%
Over $250 million	0.600%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $10,953.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $108,851 for accounting and fund administrative services and was reimbursed $1,219,612 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $408 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Core Equity Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$756,959,327	$4,171,425	$–	$761,130,752
Money Market Funds	3,147,178	–	–	3,147,178
Total Investments	$760,106,505	$4,171,425	$–	$764,277,930

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities sales of $10,129,752, which resulted in net realized gains of $2,716,347.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019
Ordinary income*	$18,701,208	$ 7,836,902
Long-term capital gain	151,771,071	97,296,667
Total distributions	$170,472,279	$105,133,569

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$5,875,347

Undistributed long-term capital gain	20,644,362

Net unrealized appreciation – investments	224,264,394

Net unrealized appreciation - foreign currencies	1,918

Temporary book/tax differences	(1,691,047)

Shares of beneficial interest	513,258,987

Total net assets	$762,353,961

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership basis.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

Invesco V.I. Core Equity Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $373,692,011 and $561,995,156, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$230,556,741

Aggregate unrealized (depreciation) of investments	(6,292,347)

Net unrealized appreciation of investments	$224,264,394

    Cost of investments for tax purposes is $540,013,536.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and partnership reclass, on December 31, 2020, undistributed net investment income was decreased by $277,383, undistributed net realized gain was increased by $278,476 and shares of beneficial interest was decreased by $1,093. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:

Series I	698,021	$20,672,935	435,385	$14,832,571

Series II	44,947	1,413,543	38,664	1,330,035

Issued as reinvestment of dividends:

Series I	5,857,096	165,580,119	3,165,606	102,597,293

Series II	173,851	4,892,160	78,522	2,536,276

Reacquired:

Series I	(6,708,456)	(225,139,782)	(6,876,372)	(240,678,540)

Series II	(142,565)	(4,592,053)	(125,341)	(4,370,850)

Net increase (decrease) in share activity	(77,106)	$(37,173,078)	(3,283,536)	$(123,753,215)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,207.20	$4.60	$1,020.96	$4.22	0.83%
Series II	1,000.00	1,206.10	5.99	1,019.71	5.48	1.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Long-Term Capital Gain Distributions	$151,771,071
Corporate Dividends Received Deduction*	67.15%
U.S. Treasury Obligations*	0.00%

                        *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Core Equity Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Core Plus Bond Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s
Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VICPB-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco V.I. Core
Plus Bond Fund (the Fund) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s broad market/style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	9.72%
Series II Shares	9.33
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	7.51
Lipper VUF Core Plus Bond Funds Index∎ (Peer Group Index)	8.72

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Fixed income markets began the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the US Federal Reserve (the Fed) took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.1 The unemployment rate reached a peak of 14.7%2 while real gross domestic product decreased at an annual rate of 31.4%3 in the second quarter of 2020.

    Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread and were able to slowly reopen their economies in the third quarter. With a potential vaccine in sight for the end of 2020 or early 2021 the broader bond market, both developed and emerging, ended the year in positive territory.

    The 10-year US Treasury yield continued to decline at the start of the year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the year at 0.88%, 85 basis points lower than at the beginning of the year.4 (A basis point is one one-hundredth of a percentage point.)

    US corporate markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

    The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 7.51% for the year.5 Strong performance for the Fund’s broad market/style-specific benchmark was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted positive returns for the year.

    The Fund, at NAV, generated positive returns for the year, and outperformed its broad market/style-specific benchmark. Overweight exposure to investment grade was the most notable contributor to the Fund’s relative performance. Underperformance from the securitized sector was driven by slightly wider credit spreads and weaker technicals due in part to declining overseas demand for the asset class stemming from heightened foreign currency hedging costs. Security selection in the technology and consumer cyclical sectors also contributed to the Fund’s relative performance during the year but was slightly offset by security selection within the high yield media and high yield airlines sectors.

    Overweight exposure to and security selection in commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to the Fund’s performance relative to the broad market/style-specific index during the year. The Fund’s out-of-index exposure to US dollar-denominated emerging market (EM) corporate debt during the year also contributed to the Fund’s relative performance. Out-of-index exposure, such as high yield, provided subtle gains despite concerns over global growth. Helping to support returns in high yield and US dollar-denominated EM corporate debt were very accommodative central bank policies.

    The Fund’s allocation to cash holdings detracted from relative Fund performance, as intermediate and long duration assets rallied during the year as a result of lower Treasury rates.

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

    The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark during the year provided a small boost to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and

Invesco V.I. Core Plus Bond Fund

magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco V.I. Core Plus Bond Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: Bureau of Labor Statistics

3 Source: Bureau of Economic Analysis

4 Source: U.S. Department of the Treasury

5 Source: RIMES Technologies Corp.

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee

future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (5/5/93)	4.62%
10 Years	5.58
5 Years	6.18
1 Year	9.72

Series II Shares
Inception (3/14/02)	4.31%
10 Years	5.31
5 Years	5.91
1 Year	9.33

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Core Plus Bond Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Core Plus Bond Fund

Supplemental Information

Invesco V.I. Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Lipper VUF Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond variable insurance underlying funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Core Plus Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	46.18%
U.S. Treasury Securities	21.66
Asset-Backed Securities	14.13
U.S. Government Sponsored Agency Mortgage-Backed Securities	8.65
Preferred Stocks	2.41
Security Types Each Less Than 1% of Portfolio	1.11
Money Market Funds Plus Other Assets Less Liabilities	5.86

Top Five Debt Issuers*

% of total net assets
1. U.S. Treasury Notes	16.58%
2. U.S. Treasury Bonds	4.88
3. Uniform Mortgage-Backed Securities	3.78
4. Federal National Mortgage Association	2.20
5. Government National Mortgage Association	1.31

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Core Plus Bond Fund

Schedule of Investments(a)

December 31, 2020

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–46.18%
Advertising–0.13%
Lamar Media Corp., 3.75%, 02/15/2028	$44,000	$45,301

Aerospace & Defense–0.14%
Boeing Co. (The), 2.75%, 02/01/2026	47,000	49,446

Airlines–1.11%
British Airways Pass-Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(b)	17,129	16,289

Delta Air Lines Pass-Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	10,000	9,869

Series 2020-1, Class AA, 2.00%, 06/10/2028	39,774	39,836

Delta Air Lines, Inc., 7.38%, 01/15/2026	7,000	8,001

Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(b)	55,000	58,806

4.75%, 10/20/2028(b)	93,000	101,586

United Airlines Pass-Through Trust, Series 2014-2, Class B, 4.63%, 09/03/2022	26,765	26,963

Series 2020-1, Class A, 5.88%, 10/15/2027	94,000	101,822

Series 2018-1, Class AA, 3.50%, 03/01/2030	31,789	31,668

		394,840

Apparel Retail–0.08%
Ross Stores, Inc., 0.88%, 04/15/2026	21,000	21,013

4.70%, 04/15/2027	7,000	8,269

		29,282

Asset Management & Custody Banks–0.45%
Ameriprise Financial, Inc., 3.00%, 04/02/2025	37,000	40,336

Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043(b)	49,000	63,329

CI Financial Corp. (Canada), 3.20%, 12/17/2030	54,000	55,392

		159,057

Automobile Manufacturers–1.53%
Allison Transmission, Inc., 3.75%, 01/30/2031(b)	28,000	28,700

Ford Motor Credit Co. LLC, 3.09%, 01/09/2023	200,000	203,864

3.38%, 11/13/2025	205,000	210,189

Hyundai Capital America, 5.75%, 04/06/2023(b)	48,000	53,187

4.30%, 02/01/2024(b)	16,000	17,562

5.88%, 04/07/2025(b)	26,000	30,783

		544,285

	Principal Amount	Value

Biotechnology–0.59%
AbbVie, Inc., 2.30%, 11/21/2022	$92,000	$95,413

2.60%, 11/21/2024	106,000	113,692

		209,105

Brewers–0.12%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.75%, 01/23/2029	34,000	41,956

Broadcasting–0.31%
Discovery Communications LLC, 5.20%, 09/20/2047	11,000	14,330

4.00%, 09/15/2055(b)	75,000	83,952

Fox Corp., 3.50%, 04/08/2030	11,000	12,508

		110,790

Building Products–0.33%
Carrier Global Corp., 2.72%, 02/15/2030	61,000	65,226

Standard Industries, Inc., 3.38%, 01/15/2031(b)	52,000	52,325

		117,551

Cable & Satellite–0.66%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 02/01/2031(b)	19,000	20,047

Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 3.85%, 04/01/2061	41,000	41,318

Comcast Corp., 3.95%, 10/15/2025	14,000	16,091

4.60%, 10/15/2038	23,000	30,308

3.25%, 11/01/2039	11,000	12,485

2.80%, 01/15/2051	37,000	38,539

4.95%, 10/15/2058	24,000	36,440

Cox Communications, Inc., 1.80%, 10/01/2030(b)	14,000	13,996

2.95%, 10/01/2050(b)	25,000	25,562

		234,786

Commodity Chemicals–0.03%
Valvoline, Inc., 3.63%, 06/15/2031(b)	11,000	11,327

Computer & Electronics Retail–0.11%
Seagate HDD Cayman, 3.13%, 07/15/2029(b)	28,000	28,055

3.38%, 07/15/2031(b)	10,000	10,073

		38,128

Copper–0.34%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027	57,000	60,621

4.38%, 08/01/2028	31,000	32,996

Southern Copper Corp. (Peru), 5.88%, 04/23/2045	18,000	26,007

		119,624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Data Processing & Outsourced Services–0.17%
PayPal Holdings, Inc., 2.65%, 10/01/2026	$32,000	$35,184

2.85%, 10/01/2029	22,000	24,472

		59,656

Distributors–0.13%
Genuine Parts Co., 1.88%, 11/01/2030	46,000	45,682

Diversified Banks–4.48%
Australia & New Zealand Banking Group Ltd. (Australia), 2.57%, 11/25/2035(b)(c)	81,000	82,694

Bank of America Corp., 2.59%, 04/29/2031(c)	36,000	38,609

1.90%, 07/23/2031(c)	86,000	86,915

1.92%, 10/24/2031(c)	81,000	82,095

BBVA Bancomer S.A. (Mexico), 6.75%, 09/30/2022(b)	150,000	162,300

Citigroup, Inc., 2.88%, 07/24/2023(c)	15,000	15,585

3.11%, 04/08/2026(c)	40,000	43,756

4.41%, 03/31/2031(c)	33,000	40,019

2.57%, 06/03/2031(c)	67,000	71,433

Corp. Andina de Fomento (Supranational), 4.38%, 06/15/2022	50,000	52,688

HSBC Holdings PLC (United Kingdom), 6.00%(c)(d)	200,000	218,250

JPMorgan Chase & Co., 1.10% (3 mo. USD LIBOR + 0.89%), 07/23/2024(e)	65,000	65,903

2.08%, 04/22/2026(c)	52,000	54,953

3.63%, 12/01/2027	27,000	30,712

2.96%, 05/13/2031(c)	37,000	40,611

3.11%, 04/22/2041(c)	34,000	38,062

Series W, 1.22% (3 mo. USD LIBOR + 1.00%), 05/15/2047(e)	54,000	44,415

Standard Chartered PLC (United Kingdom), 3.27%, 02/18/2036(b)(c)	200,000	209,455

Sumitomo Mitsui Financial Group, Inc. (Japan), 2.14%, 09/23/2030	88,000	88,501

U.S. Bancorp, 1.38%, 07/22/2030	37,000	37,099

Wells Fargo & Co., 2.19%, 04/30/2026(c)	19,000	20,022

3.07%, 04/30/2041(c)	26,000	28,325

Westpac Banking Corp. (Australia), 2.67%, 11/15/2035(c)	37,000	38,162

		1,590,564

Diversified Capital Markets–0.83%
Credit Suisse Group AG (Switzerland), 4.19%, 04/01/2031(b)(c)	250,000	294,248

Diversified Metals & Mining–0.67%
Anglo American Capital PLC (South Africa), 5.38%, 04/01/2025(b)	203,000	237,787

Diversified REITs–1.38%
Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	33,000	37,916

Trust Fibra Uno (Mexico), 5.25%, 01/30/2026(b)	200,000	225,850

4.87%, 01/15/2030(b)	200,000	228,002

		491,768

	Principal Amount	Value

Drug Retail–0.40%
CVS Pass-Through Trust, 5.77%, 01/10/2033(b)	$121,955	$143,302

Electric Utilities–0.41%
Consolidated Edison Co. of New York, Inc., Series C, 3.00%, 12/01/2060	33,000	33,593

Duke Energy Progress LLC, 2.50%, 08/15/2050	67,000	67,536

Eversource Energy, Series Q, 0.80%, 08/15/2025	6,000	5,994

NextEra Energy Capital Holdings, Inc., 2.75%, 05/01/2025	11,000	11,910

Southern Co. (The), Series B, 5.50%, 03/15/2057(c)	22,000	22,878

Virginia Electric and Power Co., 2.45%,12/15/2050	2,000	2,011

		143,922

Electrical Components & Equipment–0.17%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	59,000	59,953

Electronic Components–0.78%
Corning, Inc., 5.45%, 11/15/2079	202,000	277,317

Electronic Manufacturing Services–0.15%
Jabil, Inc., 3.00%, 01/15/2031	49,000	52,208

Environmental & Facilities Services–0.21%
GFL Environmental, Inc. (Canada), 4.00%, 08/01/2028(b)	17,000	17,159

3.50%, 09/01/2028(b)	56,000	57,202

		74,361

Financial Exchanges & Data–0.47%
Intercontinental Exchange, Inc., 3.00%, 09/15/2060	32,000	33,604

Moody’s Corp., 5.25%, 07/15/2044	27,000	37,389

3.25%, 05/20/2050	14,000	15,585

2.55%, 08/18/2060	14,000	13,158

MSCI, Inc., 3.88%, 02/15/2031(b)	36,000	38,115

S&P Global, Inc., 1.25%, 08/15/2030	28,000	27,612

		165,463

Food Retail–0.02%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 3.50%, 02/15/2023(b)	8,000	8,208

Gas Utilities–0.10%
East Ohio Gas Co. (The), 1.30%, 06/15/2025(b)	11,000	11,218

3.00%, 06/15/2050(b)	21,000	22,900

		34,118

Health Care Facilities–0.17%
CommonSpirit Health, 1.55%, 10/01/2025	22,000	22,617

Universal Health Services, Inc., 2.65%, 10/15/2030(b)	21,000	21,840

West Virginia United Health System Obligated Group, 3.13%, 06/01/2050	16,000	16,557

		61,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal
	Amount	Value

Health Care REITs–0.50%
Diversified Healthcare Trust, 6.75%, 12/15/2021	$40,000	$40,700

Healthcare Trust of America Holdings L.P., 2.00%, 03/15/2031	32,000	32,054

Healthpeak Properties, Inc., 2.88%, 01/15/2031	22,000	23,738

Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	39,000	41,036

Physicians Realty L.P., 4.30%, 03/15/2027	14,000	15,485

Welltower, Inc., 3.10%, 01/15/2030	24,000	26,291

		179,304

Health Care Services–0.87%
Cigna Corp., 1.13% (3 mo. USD LIBOR + 0.89%), 07/15/2023(e)	43,000	43,508

CVS Health Corp., 1.30%, 08/21/2027	43,000	43,208

2.70%, 08/21/2040	19,000	19,251

DaVita, Inc., 3.75%, 02/15/2031(b)	61,000	62,051

Sutter Health, Series 20A, 3.16%, 08/15/2040	75,000	79,717

3.36%, 08/15/2050	55,000	59,929

		307,664

Home Improvement Retail–0.09%
Lowe’s Cos., Inc., 1.30%, 04/15/2028	32,000	32,290

Homebuilding–0.21%
M.D.C. Holdings, Inc., 3.85%, 01/15/2030	67,000	74,617

Independent Power Producers & Energy Traders–0.93%
AES Corp. (The), 1.38%, 01/15/2026(b)	20,000	20,193

2.45%, 01/15/2031(b)	35,000	35,482

Calpine Corp., 3.75%, 03/01/2031(b)	68,000	67,470

EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(b)	200,000	208,000

		331,145

Industrial REITs–0.06%
Lexington Realty Trust, 2.70%, 09/15/2030	17,000	17,724

Prologis L.P., 2.13%, 04/15/2027	4,000	4,294

		22,018

Integrated Oil & Gas–1.56%
BP Capital Markets America, Inc., 2.94%, 06/04/2051	75,000	76,587

Gray Oak Pipeline LLC, 2.60%, 10/15/2025(b)	38,000	39,200

Petroleos Mexicanos (Mexico), 6.63%, 06/15/2035	23,000	22,806

Saudi Arabian Oil Co. (Saudi Arabia), 2.88%, 04/16/2024(b)	200,000	212,432

3.50%, 11/24/2070(b)	200,000	202,491

		553,516

	Principal
	Amount	Value

Integrated Telecommunication Services–1.59%
AT&T, Inc., 2.55%, 12/01/2033(b)	$20,000	$20,610

3.10%, 02/01/2043	54,000	54,788

3.50%, 09/15/2053(b)	79,000	79,005

3.55%, 09/15/2055(b)	99,000	98,669

3.50%, 02/01/2061	34,000	33,865

Verizon Communications, Inc., 0.85%, 11/20/2025	51,000	51,413

4.81%, 03/15/2039	20,000	26,093

2.65%, 11/20/2040	54,000	54,615

2.88%, 11/20/2050	67,000	67,571

3.00%, 11/20/2060	78,000	78,542

		565,171

Interactive Home Entertainment–0.29%
Activision Blizzard, Inc., 2.50%, 09/15/2050	53,000	51,805

WMG Acquisition Corp., 3.00%, 02/15/2031(b)	52,000	51,140

		102,945

Interactive Media & Services–0.94%
Alphabet, Inc., 1.90%, 08/15/2040	12,000	11,778

2.25%, 08/15/2060	49,000	47,446

Match Group Holdings II LLC, 5.63%, 02/15/2029(b)	33,000	36,052

Tencent Holdings Ltd. (China), 2.39%, 06/03/2030(b)	200,000	205,290

Twitter, Inc., 3.88%, 12/15/2027(b)	31,000	33,054

		333,620

Internet & Direct Marketing Retail–0.75%
Expedia Group, Inc., 4.63%, 08/01/2027(b)	34,000	38,016

Prosus N.V. (Netherlands), 3.83%, 02/08/2051(b)	233,000	228,862

		266,878

Investment Banking & Brokerage–1.41%
Cantor Fitzgerald L.P., 6.50%, 06/17/2022(b)	26,000	28,102

Goldman Sachs Group, Inc. (The), 3.50%, 04/01/2025	33,000	36,725

3.27%, 09/29/2025(c)	37,000	40,563

1.09%, 12/09/2026(c)	51,000	51,574

0.87% (SOFR + 0.79%), 12/09/2026(e)	100,000	100,689

Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	36,000	42,020

Morgan Stanley, 2.19%, 04/28/2026(c)	32,000	33,821

2.70%, 01/22/2031(c)	101,000	109,716

3.62%, 04/01/2031(c)	33,000	38,352

Raymond James Financial, Inc., 4.65%, 04/01/2030	16,000	19,646

		501,208

Life & Health Insurance–1.71%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	31,000	35,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Life & Health Insurance–(continued)
Athene Global Funding, 1.20%, 10/13/2023(b)	$72,000	$72,579

2.50%, 01/14/2025(b)	42,000	44,014

Athene Holding Ltd., 4.13%, 01/12/2028	19,000	21,178

6.15%, 04/03/2030	37,000	46,089

3.50%, 01/15/2031	16,000	16,934

Belrose Funding Trust, 2.33%, 08/15/2030(b)	39,000	40,199

Brighthouse Financial, Inc., 4.70%, 06/22/2047	10,000	10,571

Global Atlantic Fin Co., 4.40%, 10/15/2029(b)	96,000	105,915

Nationwide Financial Services, Inc., 5.38%, 03/25/2021(b)	136,000	137,481

3.90%, 11/30/2049(b)	29,000	32,356

Pacific LifeCorp, 3.35%, 09/15/2050(b)	41,000	45,688

		608,052

Managed Health Care–0.51%
Children’s Hospital, Series 2020, 2.93%, 07/15/2050	27,000	27,106

Community Health Network, Inc., Series 20-A, 3.10%, 05/01/2050	56,000	56,563

Hackensack Meridian Health, Inc., Series 2020, 2.68%, 09/01/2041	24,000	24,291

2.88%, 09/01/2050	24,000	24,788

New York and Presbyterian Hospital (The), 2.26%, 08/01/2040	18,000	17,635

UnitedHealth Group, Inc., 3.75%, 07/15/2025	27,000	30,775

		181,158

Movies & Entertainment–0.07%
Netflix, Inc., 5.38%, 11/15/2029(b)	21,000	24,780

Multi-line Insurance–0.83%
AIG Global Funding, 2.70%, 12/15/2021(b)	32,000	32,727

American Financial Group, Inc., 3.50%, 08/15/2026	14,000	15,290

American International Group, Inc., 3.40%, 06/30/2030	53,000	60,739

Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	27,000	30,243

4.63%, 04/29/2030	40,000	44,818

Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	100,000	111,781

		295,598

Multi-Utilities–0.26%
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	29,000	33,055

WEC Energy Group, Inc., 1.38%, 10/15/2027	31,000	31,547

1.80%, 10/15/2030	27,000	27,123

		91,725

Office REITs–0.47%
Alexandria Real Estate Equities, Inc., 3.95%, 01/15/2027	33,000	38,010

3.38%, 08/15/2031	19,000	21,776

	Principal
	Amount	Value

Office REITs–(continued)
Boston Properties L.P., 3.25%, 01/30/2031	$26,000	$28,698

Highwoods Realty L.P., 2.60%, 02/01/2031	11,000	11,239

Office Properties Income Trust, 4.50%, 02/01/2025	64,000	67,869

		167,592

Oil & Gas Exploration & Production–0.32%
Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	58,000	60,893

Concho Resources, Inc., 2.40%, 02/15/2031	12,000	12,580

Pioneer Natural Resources Co., 1.90%, 08/15/2030	40,000	39,653

		113,126

Oil & Gas Storage & Transportation–0.77%
Kinder Morgan, Inc., 2.00%, 02/15/2031	6,000	6,068

3.25%, 08/01/2050	16,000	16,102

MPLX L.P., 1.33% (3 mo. USD LIBOR + 1.10%), 09/09/2022(e)	48,000	48,009

1.75%, 03/01/2026	38,000	39,346

2.65%, 08/15/2030	41,000	43,016

ONEOK, Inc., 5.85%, 01/15/2026	15,000	17,983

6.35%, 01/15/2031	61,000	78,319

Plains All American Pipeline L.P./PAA Finance Corp., 3.80%, 09/15/2030	20,000	21,515

Western Midstream Operating L.P., 2.07% (3 mo. USD LIBOR + 1.85%), 01/13/2023(e)	4,000	3,922

		274,280

Other Diversified Financial Services–0.84%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 4.50%, 09/15/2023 DAC	150,000	162,724

Avolon Holdings Funding Ltd. (Ireland), 4.25%, 04/15/2026(b)	24,000	25,875

Blackstone Holdings Finance Co. LLC, 1.60%, 03/30/2031(b)	56,000	55,781

2.80%, 09/30/2050(b)	26,000	26,596

KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(b)	26,000	28,938

		299,914

Packaged Foods & Meats–0.66%
BRF S.A. (Brazil), 5.75%, 09/21/2050(b)	209,000	232,904

Paper Packaging–0.18%
Berry Global, Inc., 1.57%, 01/15/2026(b)	19,000	19,188

Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	43,000	45,782

		64,970

Pharmaceuticals–0.32%
Bristol-Myers Squibb Co., 0.75%, 11/13/2025	50,000	50,366

2.35%, 11/13/2040	7,000	7,204

2.55%, 11/13/2050	25,000	25,601

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Pharmaceuticals–(continued)
Royalty Pharma PLC, 1.20%, 09/02/2025(b)	$15,000	$15,243

1.75%, 09/02/2027(b)	14,000	14,417

		112,831

Property & Casualty Insurance–0.44%
Allstate Corp. (The), 4.20%, 12/15/2046	14,000	18,522

Arch Capital Group Ltd., 3.64%, 06/30/2050	25,000	29,150

Fidelity National Financial, Inc., 3.40%, 06/15/2030	31,000	34,093

2.45%, 03/15/2031	43,000	43,807

W.R. Berkley Corp., 4.00%, 05/12/2050	25,000	30,582

		156,154

Railroads–0.14%
CSX Corp., 2.50%, 05/15/2051	49,000	48,674

Real Estate Development–0.08%
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	29,000	29,738

Regional Banks–1.34%
Citizens Financial Group, Inc., 3.25%, 04/30/2030	21,000	23,746

Fifth Third Bancorp, 4.30%, 01/16/2024	41,000	45,372

2.55%, 05/05/2027	27,000	29,415

First Niagara Financial Group, Inc., 7.25%, 12/15/2021	27,000	28,732

KeyCorp, 2.25%, 04/06/2027	53,000	56,775

Synovus Financial Corp., 3.13%, 11/01/2022	26,000	27,007

Zions Bancorporation N.A., 3.25%, 10/29/2029	250,000	263,654

		474,701

Reinsurance–0.19%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	39,000	41,864

Reinsurance Group of America, Inc., 4.70%, 09/15/2023	23,000	25,433

		67,297

Renewable Electricity–0.10%
Northern States Power Co., 2.60%, 06/01/2051	33,000	34,996

Residential REITs–0.59%
Camden Property Trust, 2.80%, 05/15/2030	16,000	17,788

Essex Portfolio L.P., 1.65%, 01/15/2031	20,000	19,902

2.65%, 09/01/2050	35,000	33,664

Mid-America Apartments L.P., 1.70%, 02/15/2031	15,000	14,970

Spirit Realty L.P., 4.00%, 07/15/2029	19,000	21,397

3.40%, 01/15/2030	53,000	57,495

VEREIT Operating Partnership L.P., 2.20%, 06/15/2028	24,000	24,562

2.85%, 12/15/2032	20,000	20,920

		210,698

	Principal Amount	Value

Restaurants–0.20%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)	$71,000	$72,094

Retail REITs–0.48%
Kimco Realty Corp., 1.90%, 03/01/2028	49,000	50,624

2.70%, 10/01/2030	27,000	29,119

Realty Income Corp., 3.25%, 01/15/2031	35,000	39,722

Regency Centers L.P., 4.13%, 03/15/2028	19,000	21,683

Retail Properties of America, Inc., 4.75%, 09/15/2030	28,000	29,770

		170,918

Semiconductor Equipment–0.06%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (Netherlands), 3.40%, 05/01/2030(b)	20,000	22,713

Semiconductors–0.85%
Analog Devices, Inc., 2.95%, 04/01/2025	14,000	15,292

Broadcom, Inc., 4.70%, 04/15/2025	105,000	120,351

5.00%, 04/15/2030	60,000	72,982

Micron Technology, Inc., 4.98%, 02/06/2026	19,000	22,473

4.19%, 02/15/2027	60,000	70,745

		301,843

Soft Drinks–0.47%
Fomento Economico Mexicano, S.A.B. de C.V. (Mexico), 3.50%, 01/16/2050	150,000	166,785

Sovereign Debt–3.79%
Argentine Republic Government International Bond (Argentina), 1.00%, 07/09/2029	48	21

1.13%, 07/09/2046(f)	970	358

China Government International Bond (China), 2.25%, 10/21/2050(b)	200,000	198,690

Egypt Government International Bond (Egypt), 5.25%, 10/06/2025(b)	200,000	212,970

Hungary Government International Bond (Hungary), 5.38%, 03/25/2024	28,000	31,991

Mexico Government International Bond (Mexico), 4.00%, 10/02/2023	14,000	15,352

2.66%, 05/24/2031	200,000	205,210

3.77%, 05/24/2061	200,000	208,800

Morocco Government International Bond (Morocco), 2.38%, 12/15/2027(b)	200,000	201,100

Peruvian Government International Bond (Peru), 1.86%, 12/01/2032	30,000	30,296

2.78%, 12/01/2060	30,000	30,330

Turkey Government International Bond (Turkey), 5.95%, 01/15/2031	200,000	209,000

		1,344,118

Specialized Finance–0.80%
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan), 3.64%, 04/13/2025(b)	256,000	282,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal
	Amount	Value

Specialized REITs–0.38%
Agree L.P., 2.90%, 10/01/2030	$12,000	$12,767

Crown Castle International Corp., 4.15%, 07/01/2050	14,000	17,049

Iron Mountain, Inc., 5.25%, 07/15/2030(b)	37,000	40,006

4.50%, 02/15/2031(b)	35,000	36,706

Life Storage L.P., 2.20%, 10/15/2030	14,000	14,307

Simon Property Group L.P., 3.50%, 09/01/2025	12,000	13,332

		134,167

Specialty Chemicals–0.05%
Kraton Polymers LLC/Kraton Polymers Capital Corp., 4.25%, 12/15/2025(b)	18,000	18,384

Systems Software–0.21%
Leidos, Inc., 2.30%, 02/15/2031(b)	56,000	57,124

Microsoft Corp., 2.53%, 06/01/2050	18,000	18,983

		76,107

Technology Hardware, Storage & Peripherals–0.46%
Apple, Inc., 4.25%, 02/09/2047	14,000	19,107

Dell International LLC/EMC Corp., 5.85%, 07/15/2025(b)	11,000	13,222

6.02%, 06/15/2026(b)	47,000	57,414

4.90%, 10/01/2026(b)	14,000	16,540

8.35%, 07/15/2046(b)	37,000	55,976

		162,259

Tobacco–0.25%
Altria Group, Inc., 4.40%, 02/14/2026	13,000	15,097

BAT Capital Corp. (United Kingdom), 2.26%, 03/25/2028	34,000	35,325

Philip Morris International, Inc., 0.88%, 05/01/2026	37,000	37,173

		87,595

Trading Companies & Distributors–0.50%
Air Lease Corp., 3.88%, 04/01/2021	70,000	70,354

3.38%, 06/01/2021	50,000	50,537

3.00%, 09/15/2023	53,000	55,772

		176,663

Trucking–0.32%
Aviation Capital Group LLC, 0.88% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(e)	22,000	21,797

4.13%, 08/01/2025(b)	24,000	25,182

Penske Truck Leasing Co. L.P./PTL Finance Corp., 4.00%, 07/15/2025(b)	19,000	21,555

1.20%, 11/15/2025(b)	11,000	11,102

Ryder System, Inc., 4.63%, 06/01/2025	17,000	19,706

3.35%, 09/01/2025	13,000	14,496

		113,838

Wireless Telecommunication Services–1.87%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(b)	200,000	217,243

5.15%, 03/20/2028(b)	209,000	242,440

	Principal
	Amount	Value

Wireless Telecommunication Services–(continued)

VEON Holdings B.V. (Netherlands), 3.38%, 11/25/2027(b)	$200,000	$205,722

		665,405

Total U.S. Dollar Denominated Bonds & Notes (Cost $15,298,920)		16,400,296

U.S. Treasury Securities–21.66%
U.S. Treasury Bills–0.22%
0.11% - 0.12%, 02/04/2021(g)(h)	78,000	77,993

U.S. Treasury Bonds–4.87%
1.38%, 11/15/2040	508,500	502,025

1.38%, 08/15/2050	1,314,300	1,228,460

		1,730,485

U.S. Treasury Notes–16.57%
0.13%, 11/30/2022	22,200	22,203

0.13%, 12/15/2023	272,400	272,070

0.38%, 11/30/2025	2,813,200	2,816,717

0.63%, 11/30/2027	1,422,900	1,422,233

0.88%, 11/15/2030	1,356,300	1,351,214

		5,884,437

Total U.S. Treasury Securities (Cost $7,680,579)		7,692,915

Asset-Backed Securities–14.13%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, 2.72%, 02/25/2035(i)	7,430	7,632

Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.47%, 12/25/2059(b)(i)	40,284	40,719

Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(i)	99,150	99,975

Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.65%, 09/25/2048(b)(i)	17,667	18,051

Series 2019-2, Class A1, 3.63%, 03/25/2049(b)(i)	52,723	54,050

Angel Oak Mortgage Trust LLC, Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(i)	74,165	74,810

Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR, 1.46% (3 mo. USD LIBOR + 1.25%), 07/25/2030(b)(e)	249,889	249,951

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, 3.99%, 09/15/2048(i)	70,000	77,902

Benchmark Mortgage Trust, Series 2019-B14, Class A5, 3.05%, 12/15/2062	90,000	101,578

Series 2019-B14, Class C, 3.78%, 12/15/2062(i)	83,700	88,799

Series 2019-B15, Class B, 3.56%, 12/15/2072	70,000	78,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal
	Amount	Value

CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 0.95% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(e)	$91,354	$91,473

Series 2017-BIOC, Class C, 1.21% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(e)	91,354	91,412

Series 2017-BIOC, Class D, 1.76% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(e)	91,354	91,674

Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(i)	73,600	75,688

Chase Mortgage Finance Corp., Series 2016-SH1, Class M3, 3.75%, 04/25/2045(b)(i)	40,206	40,350

Series 2016-SH2, Class M3, 3.75%, 12/25/2045(b)(i)	41,812	42,742

Citigroup Mortgage Loan Trust, Inc., Series 2019-IMC1, Class A1, 2.72%, 07/25/2049(b)(i)	56,062	57,185

COLT Mortgage Loan Trust, Series 2020-1, Class A1, 2.49%, 02/25/2050(b)(i)	69,349	70,258

Series 2020-1R, Class A1, 1.26%, 09/25/2065(b)(i)	84,379	84,651

Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(i)	78,902	80,013

Commercial Mortgage Trust, Series 2015-CR25, Class B, 4.54%, 08/10/2048(i)	72,000	80,500

Series 2016-GCT, Class B, 3.09%, 08/10/2029(b)	100,000	100,437

Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.70%, 04/25/2065(b)(f)	80,980	81,489

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	139,000	150,321

CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 3A1, 3.39%, 06/25/2034(i)	11,965	12,316

CSWF, Series 2018-TOP, Class B, 1.46% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(e)	80,000	78,978

DB Master Finance LLC, Series 2019-1A, Class A23, 4.35%, 05/20/2049(b)	49,375	53,596

Series 2019-1A, Class A2II, 4.02%, 05/20/2049(b)	49,375	52,269

Deephaven Residential Mortgage Trust, Series 2019-4A, Class A1, 2.79%, 10/25/2059(b)(i)	59,715	60,831

Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.67%, 10/25/2049(b)	107,910	114,998

DT Auto Owner Trust, Series 2019-3A, Class C, 2.74%, 04/15/2025(b)	40,000	40,810

Series 2019-3A, Class D, 2.96%, 04/15/2025(b)	56,000	57,935

Ellington Financial Mortgage Trust, Series 2019-2, Class A1, 2.74%, 11/25/2059(b)(i)	72,361	74,321

	Principal
	Amount	Value
Galton Funding Mortgage Trust, Series 2019-H1, Class A1, 2.66%, 10/25/2059(b)(i)	$46,864	$47,897

GCAT Trust, Series 2019-NQM2, Class A1, 2.86%, 09/25/2059(b)(f)	67,796	68,907

Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(b)(i)	71,276	73,378

GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 3.59%, 04/19/2036(i)	47,686	41,854

Golub Capital Partners CLO 41(B) Ltd., Series 2019-41A, Class A, 1.59% (3 mo. USD LIBOR + 1.37%), 04/20/2029(b)(e)	146,000	146,031

GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.91%, 02/13/2053	50,000	55,948

Series 2020-GC47, Class A5, 2.38%, 05/12/2053	55,000	59,301

Hertz Vehicle Financing II L.P., Series 2019-2A, Class A, 3.42%, 05/25/2025(b)	22,828	22,921

Homeward Opportunities Fund I Trust, Series 2019-1, Class A1, 3.45%, 01/25/2059(b)(i)	43,857	44,374

Invitation Homes Trust, Series 2017- SFR2, Class C, 1.60% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(e)	100,000	100,342

Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.61%, 11/25/2035(i)	10,287	10,233

Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 0.86% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(e)	99,000	99,052

Series 2017-CLS, Class B, 1.01% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(e)	49,000	49,009

Series 2017-CLS, Class C, 1.16% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(e)	33,000	33,037

Series 2019-L2, Class A4, 4.07%, 03/15/2052	80,000	95,124

Series 2019-L3, Class AS, 3.49%, 11/15/2052	60,000	67,167

MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/2038(b)	74,560	76,849

MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/2036(b)	60,667	63,072

New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(i)	68,693	70,129

Series 2020-NQM1, Series A1, 2.46%, 01/26/2060(b)(i)	77,959	79,805

One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(b)	114,000	122,529

Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b)	100,000	101,975

Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	49,583	53,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(i)	$70,943	$72,593

Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(i)	99,503	99,646

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, 2.65%, 09/25/2034(i)	7,624	7,756

Structured Asset Securities Corp. Mortgage Pass-Through Ctfs., Series 2003-34A, Class 5A5, 2.47%, 11/25/2033(i)	50,092	49,835

Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 3.33%, 04/25/2045(i)	28,014	28,142

TICP CLO XV Ltd., Series 2020-15A, Class A, 1.50% (3 mo. USD LIBOR + 1.28%), 04/20/2033(b)(e)	250,000	250,323

Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(b)(i)	37,148	38,022

UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.60%, 04/15/2052	80,000	91,712

Verus Securitization Trust, Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(f)	74,513	75,995

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	58,200	61,828

WFRBS Commercial Mortgage Trust, Series 2012-C6, Class B, 4.70%, 04/15/2045	80,000	82,466

Total Asset-Backed Securities (Cost $4,874,955)		5,016,335

U.S. Government Sponsored Agency Mortgage-Backed Securities–8.65%
Collateralized Mortgage Obligations–0.67%
Freddie Mac Multifamily Structured Pass-Through Ctfs., Series K062, Class A1, 3.03%, 09/25/2026	23,697	25,415

Series K083, Class AM, 4.03%, 10/25/2028(i)	23,000	27,882

Series K085, Class AM, 4.06%, 10/25/2028(i)	23,000	27,780

Series K089, Class AM, 3.63%, 01/25/2029(i)	39,000	46,321

Series K088, Class AM, 3.76%, 01/25/2029(i)	92,000	110,117

Freddie Mac Whole Loan Securities Trust, Series 2017-SC02, Class 2A1, 3.50%, 05/25/2047	228	228

		237,743

Federal Home Loan Mortgage Corp. (FHLMC)–0.68%
6.50%, 08/01/2032	586	671

4.00%, 11/01/2048 to 07/01/2049	225,870	241,639

		242,310

Federal National Mortgage Association (FNMA)–2.20%
3.50%, 12/01/2030 to 05/01/2047	702,034	751,946

6.50%, 09/01/2031	561	644

7.00%, 09/01/2032	4,290	4,655

4.50%, 12/01/2048	23,184	25,076

		782,321

	Principal Amount	Value

Government National Mortgage Association (GNMA)–1.32%
7.50%, 06/15/2023	$260	$261

8.50%, 11/15/2024	582	584

7.00%, 07/15/2031 to 08/15/2031	630	731

6.50%, 11/15/2031 to 03/15/2032	1,653	1,856

6.00%, 11/15/2032	884	1,047

4.00%, 07/20/2049	97,013	103,712

TBA, 2.00%, 01/01/2051(j)	345,000	360,754

		468,945

Uniform Mortgage-Backed Securities–3.78%
TBA 2.00%, 01/01/2036 to 02/01/2051(j)	1,286,000	1,340,503

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $3,004,485)		3,071,822

	Shares

Preferred Stocks–2.41%
Asset Management & Custody Banks–0.13%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(c)(d)	43,000	47,528

Diversified Banks–0.87%
Bank of America Corp., 6.50%, Series Z, Pfd.(c)(d)	64,000	73,280

Citigroup, Inc., 6.25%, Series T, Pfd.(c)(d)	30,000	34,484

Citigroup, Inc., 5.00%, Series U, Pfd.(c)(d)	95,000	98,978

Citigroup, Inc., 4.00%, Series W, Pfd.(c)(d)	57,000	58,639

JPMorgan Chase & Co., 3.68%, Series I, Pfd.(d)(e)	26,000	25,821

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	11	16,697

		307,899

Integrated Telecommunication Services–0.35%
AT&T, Inc., 2.88%, Series B, Pfd.(c)(d)	100,000	123,203

Investment Banking & Brokerage–0.68%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(c)(d)	55,000	58,162

Goldman Sachs Group, Inc. (The), 5.00%, Series P, Pfd.(c)(d)	40,000	40,500

Morgan Stanley, 6.88%, Series F, Pfd.(c)	5,000	142,500

		241,162

Life & Health Insurance–0.17%
MetLife, Inc., 3.79%, Series C, Pfd.(d)(e)	12,000	11,970

MetLife, Inc., 3.85%, Series G, Pfd.(c)(d)	47,000	49,702

		61,672

Multi-Utilities–0.12%
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(c)(d)	40,000	41,921

Other Diversified Financial Services–0.09%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(c)(d)	30,000	31,988

Total Preferred Stocks (Cost $786,979)		855,373

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

		Principal Amount	Value

Agency Credit Risk Transfer Notes–0.56%
Fannie Mae Connecticut Avenue Securities Series 2018-C05, Class 1M2, 2.50% (1 mo. USD LIBOR + 2.35%), 01/25/2031(e)	$	20,469	$20,585

Series 2019-R03, Class 1M2, 2.30% (1 mo. USD LIBOR + 2.15%), 09/25/2031(b)(e)		31,421	31,505

Series 2019-R06, Class 2M2, 2.25% (1 mo. USD LIBOR + 2.10%), 09/25/2039(b)(e)		41,821	41,913

Freddie Mac Series 2020-DNA5, Class M2, STACR® , 2.88% (SOFR + 2.80%), 10/25/2050(b)(e)		75,000	76,380

Series 2020-DNA5, Class M1, STACR® , 1.38% (SOFR + 1.30%), 10/25/2050(b)(e)		30,000	30,118

Total Agency Credit Risk Transfer Notes (Cost $199,151)			200,501

Non-U.S. Dollar Denominated Bonds & Notes–0.40%(k)
Movies & Entertainment–0.40%
Netflix, Inc., 3.88%, 11/15/2029 (Cost $111,565)(b)	EUR	100,000	141,546

	Principal Amount	Value

Municipal Obligations–0.15%
Maryland (State of) Health & Higher Educational Facilities Authority (University of MD Medical System), Series 2020 D, Ref. RB, 3.05%, 07/01/2040	$20,000	$20,764

Series 2020 D, Ref. RB, 3.20%, 07/01/2050	30,000	31,158

Total Municipal Obligations (Cost $50,000)		51,922

	Shares

Money Market Funds–9.61%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(l)(m)	1,152,387	1,152,387

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(l)(m)	942,766	943,049

Invesco Treasury Portfolio, Institutional Class, 0.01%(l)(m)	1,317,014	1,317,014

Total Money Market Funds (Cost $3,412,114)		3,412,450

TOTAL INVESTMENTS IN SECURITIES–103.75% (Cost $35,418,748)		36,843,160

OTHER ASSETS LESS LIABILITIES–(3.75)%		(1,332,702)

NET ASSETS–100.00%		$35,510,458

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
Conv.	– Convertible
Ctfs.	– Certificates
EUR	– Euro
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $11,336,017, which represented 31.92% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2020.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2020.

(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1N.
(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(l)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,129,193	$9,655,676	$(9,632,482)	$-	$-	$1,152,387	$5,690
Invesco Liquid Assets Portfolio, Institutional Class	817,642	7,005,320	(6,880,345)	264	168	943,049	6,466
Invesco Treasury Portfolio, Institutional Class	1,290,506	11,035,059	(11,008,551)	-	-	1,317,014	6,144
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	41,285	(41,285)	-	-	-	1*
Invesco Private Prime Fund	-	13,408	(13,408)	-	-	-	1*
Total	$3,237,341	$27,750,748	$(27,576,071)	$264	$168	$3,412,450	$18,302

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(m)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	40	March-2021	$ 8,839,062	$8,046	$8,046
U.S. Treasury 5 Year Notes	10	March-2021	1,261,641	1,525	1,525
U.S. Treasury Long Bonds	1	March-2021	173,188	(1,814)	(1,814)
Subtotal–Long Futures Contracts				7,757	7,757

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 10 Year Notes	23	March-2021	(3,175,797)	(5,443)	(5,443)
U.S. Treasury 10 Year Ultra Bonds	15	March-2021	(2,345,391)	1,843	1,843
U.S. Treasury Ultra Bonds	2	March-2021	(427,125)	(2,035)	(2,035)
Subtotal–Short Futures Contracts				(5,635)	(5,635)
Total Futures Contracts				$2,122	$2,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to		Unrealized Appreciation (Depreciation)
		Deliver	Receive

Currency Risk

02/17/2021	Citibank N.A.	EUR 251,000	USD 297,324	$(9,620)

Abbreviations:
EUR - Euro
USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $32,006,634)	$33,430,710

Investments in affiliated money market funds, at value (Cost $3,412,114)	3,412,450

Foreign currencies, at value (Cost $77,069)	79,211

Receivable for:
Investments sold	470,685

Fund shares sold	229,617

Dividends	2,255

Interest	160,063

Investment for trustee deferred compensation and retirement plans	61,946

Total assets	37,846,937

Liabilities:
Other investments:
Variation margin payable - futures contracts	5,926

Unrealized depreciation on forward foreign currency contracts outstanding	9,620

Payable for:
Investments purchased	2,177,076

Fund shares reacquired	9,234

Amount due custodian	3,862

Accrued fees to affiliates	8,625

Accrued other operating expenses	57,871

Trustee deferred compensation and retirement plans	64,265

Total liabilities	2,336,479

Net assets applicable to shares outstanding	$35,510,458

Net assets consist of:
Shares of beneficial interest	$32,150,795

Distributable earnings	3,359,663

$35,510,458

Net Assets:
Series I	$34,881,195

Series II	$629,263

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,030,224

Series II	91,312

Series I:
Net asset value per share	$6.93

Series II:
Net asset value per share	$6.89

Statement of Operations

For the year ended December 31, 2020

Investment income:
Interest (net of foreign withholding taxes of $997)	$749,567

Dividends from affiliated money market funds (includes securities lending income of $7)	18,307

Dividends	10,062

Total investment income	777,936

Expenses:
Advisory fees	139,688

Administrative services fees	49,008

Custodian fees	8,984

Distribution fees - Series II	944

Transfer agent fees	9,506

Trustees’ and officers’ fees and benefits	20,074

Reports to shareholders	12,836

Professional services fees	44,810

Other	(11,065)

Total expenses	274,785

Less: Fees waived	(90,082)

Net expenses	184,703

Net investment income	593,233

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,184,830

Affiliated investment securities	168

Foreign currencies	5,259

Forward foreign currency contracts	(18,269)

Futures contracts	208,883

1,380,871

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	880,004

Affiliated investment securities	264

Foreign currencies	(868)

Forward foreign currency contracts	(4,992)

Futures contracts	21,987

896,395

Net realized and unrealized gain	2,277,266

Net increase in net assets resulting from operations	$2,870,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$593,233	$622,883

Net realized gain	1,380,871	608,096

Change in net unrealized appreciation	896,395	881,049

Net increase in net assets resulting from operations	2,870,499	2,112,028

Distributions to shareholders from distributable earnings:
Series I	(794,296)	(684,305)

Series II	(9,108)	(3,040)

Total distributions from distributable earnings	(803,404)	(687,345)

Share transactions–net:
Series I	8,069,912	6,335,765

Series II	245,519	231,286

Net increase in net assets resulting from share transactions	8,315,431	6,567,051

Net increase in net assets	10,382,526	7,991,734

Net assets:
Beginning of year	25,127,932	17,136,198

End of year	$35,510,458	$25,127,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$6.47	$0.13	$0.50	$0.63	$(0.13)	$(0.04)	$(0.17)	$6.93	9.72%	$34,881	0.59	%(d)	0.88	%(d)	1.92	%(d)	375%
Year ended 12/31/19	6.00	0.19	0.47	0.66	(0.19)	–	(0.19)	6.47	11.06	24,769	0.59		1.13		2.94		300
Year ended 12/31/18	6.38	0.22	(0.37)	(0.15)	(0.23)	–	(0.23)	6.00	(2.37)	17,019	0.59		1.78		3.57		339
Year ended 12/31/17	6.21	0.22	0.17	0.39	(0.22)	–	(0.22)	6.38	6.34	20,326	0.60		1.58		3.46		407
Year ended 12/31/16	6.07	0.23	0.18	0.41	(0.27)	–	(0.27)	6.21	6.66	15,485	0.55		1.68		3.71		474
Series II
Year ended 12/31/20	6.45	0.11	0.49	0.60	(0.12)	(0.04)	(0.16)	6.89	9.33	629	0.84	(d)	1.13	(d)	1.67	(d)	375
Year ended 12/31/19	5.97	0.17	0.49	0.66	(0.18)	–	(0.18)	6.45	11.00	359	0.84		1.38		2.69		300
Year ended 12/31/18	6.35	0.20	(0.37)	(0.17)	(0.21)	–	(0.21)	5.97	(2.64)	117	0.84		2.03		3.32		339
Year ended 12/31/17	6.19	0.20	0.16	0.36	(0.20)	–	(0.20)	6.35	5.89	123	0.85		1.83		3.21		407
Year ended 12/31/16	6.04	0.22	0.18	0.40	(0.25)	–	(0.25)	6.19	6.52	126	0.80		1.93		3.46		474

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $30,664 and $378 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is total return, comprised of current income and capital appreciation.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

.B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

Invesco V.I. Core Plus Bond Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Lower-Rated Securities – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

Invesco V.I. Core Plus Bond Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

O.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

P.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.450%

Next $500 million	0.425%

Next $1.5 billion	0.400%

Next $2.5 billion	0.375%

Over $5 billion	0.350%

Invesco V.I. Core Plus Bond Fund

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.45%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.61% and Series II shares to 0.86% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $90,082.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $4,688 for accounting and fund administrative services and was reimbursed $44,320 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$ –	$16,400,296	$–	$16,400,296

U.S. Treasury Securities	–	7,692,915	–	7,692,915

Asset-Backed Securities	–	5,016,335	–	5,016,335

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	3,071,822	–	3,071,822

Preferred Stocks	159,197	696,176	–	855,373

Agency Credit Risk Transfer Notes	–	200,501	–	200,501

Non-U.S. Dollar Denominated Bonds & Notes	–	141,546	–	141,546

Municipal Obligations	–	51,922	–	51,922

Money Market Funds	3,412,450	–	–	3,412,450

Total Investments in Securities	3,571,647	33,271,513	–	36,843,160

Invesco V.I. Core Plus Bond Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Assets*

Futures Contracts	$ 11,414	$ –	$–	$ 11,414

Other Investments - Liabilities*

Futures Contracts	(9,292)	–	–	(9,292)

Forward Foreign Currency Contracts	–	(9,620)	–	(9,620)

	(9,292)	(9,620)	–	(18,912)

Total Other Investments	2,122	(9,620)	–	(7,498)

Total Investments	$3,573,769	$33,261,893	$–	$36,835,662

*       Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$ -	$ 11,414	$ 11,414

Derivatives not subject to master netting agreements	-	(11,414)	(11,414)

Total Derivative Assets subject to master netting agreements	$ -	$ -	$ -

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$ -	$ (9,292)	$ (9,292)

Unrealized depreciation on forward foreign currency contracts outstanding	(9,620)	-	(9,620)

Total Derivative Liabilities	(9,620)	(9,292)	(18,912)

Derivatives not subject to master netting agreements	-	9,292	9,292

Total Derivative Liabilities subject to master netting agreements	$ (9,620)	$ -	$ (9,620)

(a)       The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Citibank N.A.	$–	$(9,620)	$(9,620)	$–	$–	$(9,620)

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(18,269)	$-	$(18,269)

Futures contracts	-	208,883	208,883

Invesco V.I. Core Plus Bond Fund

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$(4,992)	$–	$(4,992)

Futures contracts	–	21,987	21,987

Total	$(23,261)	$230,870	$207,609

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts

Average notional value	$330,267	$12,206,660

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$803,404	$687,345

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$1,778,014

Undistributed long-term capital gain	204,337

Net unrealized appreciation - investments	1,418,159

Net unrealized appreciation - foreign currencies	2,331

Temporary book/tax differences	(43,178)

Shares of beneficial interest	32,150,795

Total net assets	$35,510,458

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, futures contracts and foreign currency contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $55,490,977 and $50,591,709, respectively. During the same period, purchases and sales of U.S. Treasury

Invesco V.I. Core Plus Bond Fund

obligations were $55,597,838 and $52,388,092, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,464,369

Aggregate unrealized (depreciation) of investments	(46,210)

Net unrealized appreciation of investments	$1,418,159

    Cost of investments for tax purposes is $35,417,503.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar rolls, partnership adjustments, paydown adjustments and forward foreign currency contracts, on December 31, 2020, undistributed net investment income was increased by $30,368 and undistributed net realized gain was decreased by $30,368. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	3,180,253	$21,269,042	1,567,948	$10,023,351

Series II	41,575	286,022	38,201	244,863

Issued as reinvestment of dividends:
Series I	117,326	794,296	106,424	684,305

Series II	1,317	8,865	432	2,771

Reacquired:
Series I	(2,092,985)	(13,993,426)	(685,177)	(4,371,891)

Series II	(7,337)	(49,368)	(2,491)	(16,348)

Net increase in share activity	1,240,149	$8,315,431	1,025,337	$6,567,051

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 80% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Core Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Plus Bond Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,037.90	$3.02	$1,022.17	$3.00	0.59%
Series II	1,000.00	1,037.00	4.30	1,020.91	4.27	0.84

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Corporate Dividends Received Deduction*	6.48%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	6.87%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection

(non-profit)

Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Core Plus Bond Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Diversified Dividend Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIDDI-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco V.I. Diversified Dividend Fund (the Fund) underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	0.14%
Series II Shares	-0.13
S&P 500 Index▼ (Broad Market Index)	18.40
Russell 1000 Value Index▼ (Style-Specific Index)	2.80
Lipper VUF Large-Cap Value Funds Index∎ (Peer Group Index)	1.69
Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

During the second quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions.

Despite a September selloff, US equity markets continued to rise, posting gains in the third quarter of 2020 as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Activity was better than expected across many areas of the economy. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks.

US equity markets again posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate, consumer staples and utilities lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.2

Within the S&P 500 Index, information technology (IT) was the best-performing sector for the year, while energy was the worst-performing sector. It is important to view the market’s performance within the context of a full market cycle. This cycle, which began in June 2009 and ended in March of 2020, was one of the longest expansions on record with one of the largest bull markets, despite a historically low recovery in revenue versus previous cycle troughs.3 In this environment, we remained focused on our assessment of each investment’s risk-reward profile.

During the year, the Fund’s management discipline remained unchanged. Our total return approach continued to emphasize long-term capital appreciation, current income and capital preservation. We believe the Fund may serve as an equity foundation within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments. We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk, to determine a fair valuation over our two- to three-year investment horizon for each stock. We believe this process may provide a valuable combination of dividend income, price appreciation and capital preservation. We also maintain a rigorous sell discipline and consider selling or reducing shares in stocks that no longer meet our investment criteria.

Within the Fund’s style-specific benchmark, materials and health care were the best-performing sectors, while energy, real estate and financials were the worst-performing sectors during the year. The Fund’s underweight exposure combined with stock selection in the energy and real estate sectors contributed the most to relative Fund performance versus the style-specific index. An underweight position in financials and overweight position in consumer staples also helped relative Fund performance. Stock selection combined with an overweight position in the utilities sector and stock selection combined with an underweight position in the health care sector detracted the most from the Fund’s relative performance. Stock selection combined with underweight exposure to the communication services sector also hurt the Fund’s performance relative to the style-specific benchmark.

During the year, holdings in the industrials and consumer discretionary sectors were among the largest contributors to the Fund’s absolute performance. Farm and heavy construction machinery company Deere was the largest contributor to Fund performance during the year. The company was a new purchase for the Fund during the pandemic. During the year, markets for the company appeared to be stabilizing. In addition, pricing for used equipment improved as inventory continued to be worked down. Operating margins also showed sequential improvement. Lastly, the company announced a reorganization specifying a focus to be more disciplined on its approach to allocating capital which was favorably received by investors. Discount store Target was also a large contributor to Fund performance. Target benefited from higher customer spending across its key categories, which improved market share and expanded profitability. As a result of its stronger cash flows, the company announced increases to both the dividend growth rate and to the level of share buybacks. The world’s largest parcel delivery company, United Parcel Service (UPS), was another large contributor to Fund performance. UPS reported strong revenues and earnings driven by strong volume growth in US domestic shipments. In addition, the company experienced improved core pricing power in areas where capacity remains restricted.

Holdings within communication services, energy and financials sectors were among the largest detractors from absolute Fund performance during the year. Telecom giant AT&T was the largest detractor from Fund performance. Strength in AT&T’s wireless service business was overshadowed by challenges in

Invesco V.I. Diversified Dividend Fund

the Warner Media segment, where theaters temporarily closed, content production slowed, and sports events were cancelled or postponed. The company’s efforts in late 2020 to divest its underperforming DirecTV assets did not yield a sale. Integrated oil & gas company Suncor Energy was also a large detractor from Fund performance as its upstream production and refining profits were impacted by reduced end market demand. In response to these challenges, management cut the dividend in order to improve capital flexibility. Additionally, the company’s oil sands business experienced several operational interruptions, which negatively impacted utilization rates. Hartford Financial Services was another large detractor from Fund performance during the year. Shares of the diversified insurance company declined due to investor concerns of the potential size of claims related COVID-19 costs within their Commercial Lines business.

The Fund used currency forward contracts for the purpose of hedging currency exposure of some of the non-US-based companies held in the portfolio and not for speculative purposes or leverage. The use of currency forward contracts had a very small negative impact on the Fund’s performance during the year.

The Fund has successfully navigated multiple market cycles with a consistent long-term mandate to emphasize capital appreciation, current income and capital preservation over a full market cycle.

It has been our privilege to oversee Invesco V.I. Diversified Dividend Fund, and we thank you for your continued investment.

1	Source: US Federal Reserve

2	Source: Lipper Inc.

3	Sources: National Bureau of Economic Research, Ned Davis Research and FactSet Research Systems Inc.

Portfolio manager(s):

Robert Botard

Caroline Le Feuvre

Chris McMeans

Meggan Walsh (Lead)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Diversified Dividend Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (3/1/90)	7.92%
10 Years	9.99
5 Years	7.62
1 Year	0.14

Series II Shares
Inception (6/5/00)	5.58%
10 Years	9.71
5 Years	7.35
1 Year	-0.13

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Series Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund (renamed Invesco V.I. Diversified Dividend Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class X shares and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco V.I. Diversified Dividend Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Diversified Dividend Fund

Supplemental Information

Invesco V.I. Diversified Dividend Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Diversified Dividend Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Staples	24.07%
Financials	15.04
Utilities	15.02
Industrials	11.97
Health Care	6.97
Consumer Discretionary	5.64
Materials	5.48
Energy	4.63
Communication Services	4.00
Information Technology	2.32
Other Sectors, Each Less than 2% of Net Assets	1.34
Money Market Funds Plus Other Assets Less Liabilities	3.52

Top 10 Equity Holdings*

% of total net assets
1. General Mills, Inc.	3.32%
2. Procter & Gamble Co. (The)	3.18
3. Hartford Financial Services Group, Inc. (The)	2.77
4. Entergy Corp.	2.75
5. Dominion Energy, Inc.	2.47
6. PPL Corp.	2.37
7. Campbell Soup Co.	2.36
8. Heineken N.V.	2.24
9. Mondelez International, Inc., Class A	2.23
10. Coca-Cola Co. (The)	2.17

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Diversified Dividend Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–96.48%

Aerospace & Defense–1.13%

General Dynamics Corp.	15,784	$2,348,975

Raytheon Technologies Corp.	38,457	2,750,060

		5,099,035

Agricultural & Farm Machinery–1.01%

Deere & Co.	16,979	4,568,200

Air Freight & Logistics–1.06%

United Parcel Service, Inc., Class B	28,463	4,793,169

Apparel Retail–1.58%

TJX Cos., Inc. (The)	104,252	7,119,369

Apparel, Accessories & Luxury Goods–0.52%

Columbia Sportswear Co.	26,636	2,327,454

Brewers–3.83%

Anheuser-Busch InBev S.A./N.V. (Belgium)	102,496	7,162,678

Heineken N.V. (Netherlands)(b)	90,770	10,122,654

		17,285,332

Construction Machinery & Heavy Trucks–1.15%

Cummins, Inc.	22,748	5,166,071

Consumer Finance–1.29%

American Express Co.	48,266	5,835,842

Data Processing & Outsourced Services–1.38%

Automatic Data Processing, Inc.	35,384	6,234,661

Diversified Chemicals–1.11%

BASF SE (Germany)	63,622	5,023,907

Electric Utilities–10.24%

American Electric Power Co., Inc.	52,952	4,409,313

Duke Energy Corp.	56,255	5,150,708

Entergy Corp.	124,293	12,409,413

Exelon Corp.	160,455	6,774,410

PPL Corp.	379,293	10,696,063

SSE PLC (United Kingdom)	327,823	6,756,791

		46,196,698

Electrical Components & Equipment–2.37%

ABB Ltd. (Switzerland)	252,464	7,061,756

Emerson Electric Co.	45,311	3,641,645

		10,703,401

Fertilizers & Agricultural Chemicals–0.49%

Nutrien Ltd. (Canada)	46,217	2,223,528

Food Distributors–1.11%

Sysco Corp.	67,295	4,997,327

General Merchandise Stores–1.89%

Target Corp.	48,420	8,547,583

Household Products–4.93%

Kimberly-Clark Corp.	58,648	7,907,510

	Shares	Value

Household Products–(continued)

Procter & Gamble Co. (The)	103,060	$14,339,768

		22,247,278

Industrial Conglomerates–2.22%

3M Co.	35,679	6,236,332

Siemens AG (Germany)	26,318	3,766,805

		10,003,137

Industrial Machinery–3.03%

Flowserve Corp.	189,578	6,985,949

Pentair PLC	80,235	4,259,676

Stanley Black & Decker, Inc.	13,637	2,435,023

		13,680,648

Integrated Oil & Gas–2.62%

Suncor Energy, Inc. (Canada)	150,911	2,531,189

TOTAL SE (France)	214,948	9,272,446

		11,803,635

Integrated Telecommunication Services–2.82%

AT&T, Inc.	252,676	7,266,962

Deutsche Telekom AG (Germany)	298,822	5,460,864

		12,727,826

Investment Banking & Brokerage–0.70%

Charles Schwab Corp. (The)	59,744	3,168,822

IT Consulting & Other Services–0.94%

International Business Machines Corp.	33,739	4,247,065

Motorcycle Manufacturers–1.37%

Harley-Davidson, Inc.	167,834	6,159,508

Movies & Entertainment–1.18%

Walt Disney Co. (The)(b)	29,295	5,307,668

Multi-line Insurance–2.77%

Hartford Financial Services Group, Inc. (The)	255,573	12,517,966

Multi-Utilities–4.78%

Consolidated Edison, Inc.	48,448	3,501,337

Dominion Energy, Inc.	148,240	11,147,648

Sempra Energy	54,444	6,936,710

		21,585,695

Oil & Gas Equipment & Services–0.72%

Baker Hughes Co., Class A	155,119	3,234,231

Oil & Gas Exploration & Production–1.30%

ConocoPhillips	146,815	5,871,132

Packaged Foods & Meats–10.55%

Campbell Soup Co.	220,155	10,644,494

General Mills, Inc.	254,670	14,974,596

Kraft Heinz Co. (The)	132,834	4,604,026

Mondelez International, Inc., Class A	172,453	10,083,327

Nestle S.A. (Switzerland)	62,068	7,307,197

		47,613,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

	Shares	Value

Paper Packaging–2.78%

Avery Dennison Corp.	19,484	$3,022,163

International Paper Co.	115,502	5,742,760

Sonoco Products Co.	63,929	3,787,793

		12,552,716

Personal Products–1.48%

L’Oreal S.A. (France)	17,596	6,685,715

Pharmaceuticals–6.97%

Bayer AG (Germany)	63,862	3,753,664

Bristol-Myers Squibb Co.	85,379	5,296,059

Eli Lilly and Co.	41,173	6,951,649

Johnson & Johnson	50,818	7,997,737

Merck & Co., Inc.	90,984	7,442,491

		31,441,600

Property & Casualty Insurance–1.90%

Travelers Cos., Inc. (The)	61,146	8,583,064

Regional Banks–8.37%

Comerica, Inc.	104,265	5,824,243

Cullen/Frost Bankers, Inc.	43,474	3,792,237

Fifth Third Bancorp	190,914	5,263,499

KeyCorp	104,950	1,722,230

M&T Bank Corp.	71,004	9,038,809

PNC Financial Services Group, Inc. (The)	29,051	4,328,599

Zions Bancorporation N.A.	179,457	7,795,612

		37,765,229

	Shares	Value

Restaurants–0.29%

Darden Restaurants, Inc.	11,086	$1,320,564

Soft Drinks–2.17%

Coca-Cola Co. (The)	178,952	9,813,728

Specialized REITs–1.34%

Weyerhaeuser Co.	180,555	6,054,009

Specialty Chemicals–1.09%

DuPont de Nemours, Inc.	69,039	4,909,363

Total Common Stocks & Other Equity Interests (Cost $325,411,395)		435,415,816

Money Market Funds–3.73%

Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	5,256,244	5,256,244

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	5,595,485	5,597,164

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	6,007,135	6,007,135

Total Money Market Funds (Cost $16,859,719)		16,860,543

TOTAL INVESTMENTS IN SECURITIES–100.21% (Cost $342,271,114)		452,276,359

OTHER ASSETS LESS LIABILITIES–(0.21)%		(969,594)

NET ASSETS–100.00%		$451,306,765

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$9,736,144	$11,377,428	$(15,857,328)	$-	$-	$5,256,244	$29,804
Invesco Liquid Assets Portfolio, Institutional Class	6,984,374	10,098,202	(11,485,600)	(200)	388	5,597,164	32,880
Invesco Treasury Portfolio, Institutional Class	11,127,022	13,002,775	(18,122,662)	-	-	6,007,135	32,554
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	11,705,789	(11,705,789)	-	-	-	274*
Invesco Private Prime Fund	-	4,210,107	(4,210,269)	-	162	-	229*
Total	$27,847,540	$50,394,301	$(61,381,648)	$(200)	$550	$16,860,543	$95,741

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Open Forward Foreign Currency Contracts

				Unrealized
Settlement		Contract to		Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)

Currency Risk

01/14/2021	Canadian Imperial Bank of Commerce	EUR 6,428,168	USD 7,565,202	$(289,730)

01/14/2021	Goldman Sachs International	EUR 950,272	USD 1,118,475	(42,715)

01/14/2021	State Street Bank & Trust Co.	EUR 6,467,169	USD 7,609,756	(292,834)

Total Forward Foreign Currency Contracts				$(625,279)

Abbreviations:

EUR - Euro

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $325,411,395)	$435,415,816

Investments in affiliated money market funds, at value (Cost $16,859,719)	16,860,543

Foreign currencies, at value (Cost $22,794)	22,996

Receivable for:
Investments sold	291,550

Fund shares sold	113,124

Dividends	949,213

Investment for trustee deferred compensation and retirement plans	98,497

Total assets	453,751,739

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	625,279

Payable for:
Investments purchased	395,067

Fund shares reacquired	763,633

Amount due custodian	231,436

Accrued fees to affiliates	228,370

Accrued other operating expenses	67,913

Trustee deferred compensation and retirement plans	133,276

Total liabilities	2,444,974

Net assets applicable to shares outstanding	$451,306,765

Net assets consist of:
Shares of beneficial interest	$330,677,240

Distributable earnings	120,629,525

$451,306,765

Net Assets:
Series I	$233,072,576

Series II	$218,234,189

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	9,061,117

Series II	8,550,499

Series I:
Net asset value per share	$25.72

Series II:
Net asset value per share	$25.52

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $329,865)	$13,187,280

Dividends from affiliated money market funds (includes securities lending income of $3,304)	98,542

Total investment income	13,285,822

Expenses:
Advisory fees	2,108,600

Administrative services fees	733,024

Custodian fees	43,705

Distribution fees - Series II	508,745

Transfer agent fees	27,383

Trustees’ and officers’ fees and benefits	26,988

Reports to shareholders	5,704

Professional services fees	47,796

Other	7,571

Total expenses	3,509,516

Less: Fees waived	(21,212)

Net expenses	3,488,304

Net investment income	9,797,518

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	2,800,440

Affiliated investment securities	550

Foreign currencies	(10,025)

Forward foreign currency contracts	(679,783)

2,111,182

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(18,027,351)

Affiliated investment securities	(200)

Foreign currencies	14,060

Forward foreign currency contracts	(486,843)

(18,500,334)

Net realized and unrealized gain (loss)	(16,389,152)

Net increase (decrease) in net assets resulting from operations	$(6,591,634)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$9,797,518	$12,841,617

Net realized gain	2,111,182	44,073,693

Change in net unrealized appreciation (depreciation)	(18,500,334)	61,624,586

Net increase (decrease) in net assets resulting from operations	(6,591,634)	118,539,896

Distributions to shareholders from distributable earnings:
Series I	(12,417,884)	(21,611,367)

Series II	(11,140,091)	(18,163,081)

Total distributions from distributable earnings	(23,557,975)	(39,774,448)

Share transactions–net:

Series I	(28,690,500)	(106,614,162)

Series II	(5,459,331)	1,105,297

Net increase (decrease) in net assets resulting from share transactions	(34,149,831)	(105,508,865)

Net increase (decrease) in net assets	(64,299,440)	(26,743,417)

Net assets:
Beginning of year	515,606,205	542,349,622

End of year	$451,306,765	$515,606,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$27.23	$0.58	$(0.67)	$(0.09)	$(0.77)	$(0.65)	$(1.42)	$25.72	0.14%	$233,073	0.70	%(d)	0.70	%(d)	2.41	%(d)	9%
Year ended 12/31/19	23.70	0.67	5.15	5.82	(0.80)	(1.49)	(2.29)	27.23	25.09	278,727	0.65		0.65		2.54		7
Year ended 12/31/18	27.18	0.63	(2.53)	(1.90)	(0.65)	(0.93)	(1.58)	23.70	(7.57)	337,461	0.64		0.65		2.38		10
Year ended 12/31/17	26.38	0.56	1.65	2.21	(0.46)	(0.95)	(1.41)	27.18	8.58	437,104	0.64		0.65		2.06		16
Year ended 12/31/16	23.27	0.50	2.93	3.43	(0.32)	-	(0.32)	26.38	14.81	439,857	0.66		0.68		2.02		14
Series II
Year ended 12/31/20	27.03	0.52	(0.68)	(0.16)	(0.71)	(0.64)	(1.35)	25.52	(0.13)	218,234	0.95	(d)	0.95	(d)	2.16	(d)	9
Year ended 12/31/19	23.54	0.60	5.11	5.71	(0.73)	(1.49)	(2.22)	27.03	24.77	236,880	0.90		0.90		2.29		7
Year ended 12/31/18	27.00	0.56	(2.51)	(1.95)	(0.58)	(0.93)	(1.51)	23.54	(7.78)	204,889	0.89		0.90		2.13		10
Year ended 12/31/17	26.23	0.49	1.64	2.13	(0.41)	(0.95)	(1.36)	27.00	8.31	242,614	0.89		0.90		1.81		16
Year ended 12/31/16	23.16	0.43	2.92	3.35	(0.28)	-	(0.28)	26.23	14.54	215,614	0.91		0.93		1.77		14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $224,145 and $203,498 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. Diversified Dividend Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

Invesco V.I. Diversified Dividend Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.545%

Next $750 million	0.420%

Next $1 billion	0.395%

Over $2 billion	0.370%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $21,212.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $60,969 for accounting and fund administrative services and was reimbursed $672,056 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $284 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

Invesco V.I. Diversified Dividend Fund

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$363,041,339	$72,374,477	$–	$435,415,816

Money Market Funds	16,860,543	–	–	16,860,543

Total Investments in Securities	379,901,882	72,374,477	–	452,276,359

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(625,279)	–	(625,279)

Total Investments	$379,901,882	$71,749,198	$–	$451,651,080

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(625,279)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(625,279)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Canadian Imperial Bank of Commerce	$-	$(289,730)	$(289,730)	$-	$-	$(289,730)

Goldman Sachs International	-	(42,715)	(42,715)	-	-	(42,715)

State Street Bank & Trust Co.	-	(292,834)	(292,834)	-	-	(292,834)

Total	$-	$(625,279)	$(625,279)	$-	$-	$(625,279)

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$ (679,783)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(486,843)

Total	$(1,166,626)

Invesco V.I. Diversified Dividend Fund

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$19,328,741

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$13,287,513	$14,393,388

Long-term capital gain	10,270,462	25,381,060

Total distributions	$23,557,975	$39,774,448

*     Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$10,228,643

Undistributed long-term capital gain	1,326,784

Net unrealized appreciation - investments	109,154,445

Net unrealized appreciation - foreign currencies	20,003

Temporary book/tax differences	(100,350)

Shares of beneficial interest	330,677,240

Total net assets	$451,306,765

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $38,493,017 and $74,408,396, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$124,152,662

Aggregate unrealized (depreciation) of investments	(14,998,217)

Net unrealized appreciation of investments	$109,154,445

Cost of investments for tax purposes is $ 342,496,635.

Invesco V.I. Diversified Dividend Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair fund settlement, on December 31, 2020, undistributed net investment income was decreased by $4,226 and undistributed net realized gain was increased by $4,226. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Series I	601,614	$14,369,100	1,203,566	$31,545,134

Series II	566,840	13,201,510	533,931	13,948,354

Issued as reinvestment of dividends:
Series I	527,075	12,417,884	837,001	21,611,367

Series II	476,276	11,140,091	708,388	18,163,081

Reacquired:
Series I	(2,302,436)	(55,477,484)	(6,041,667)	(159,770,663)

Series II	(1,257,557)	(29,800,932)	(1,181,712)	(31,006,138)

Net increase (decrease) in share activity	(1,388,188)	$(34,149,831)	(3,940,493)	$(105,508,865)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Diversified Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Diversified Dividend Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,177.90	$3.94	$1,021.52	$3.66	0.72%
Series II	1,000.00	1,176.70	5.31	1,020.26	4.93	0.97

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$10,270,462
Corporate Dividends Received Deduction*	92.75%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.00%

                *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Diversified Dividend Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Equally-Weighted S&P 500 Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	MS-VIEWSP-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco V.I. Equally-Weighted S&P 500 Fund (the Fund) underperformed the S&P 500 Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares*	12.74%
Series II Shares*	12.41
S&P 500 Index▼ (Broad Market Index)	18.40
S&P 500 Equal Weight Index▼ (Style-Specific Index)	12.83
Lipper VUF Multi-Cap Core Funds Index∎ (Peer Group Index)	13.45

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

* Returns above include the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the index that occurred on April 24, 2020. Had the pay-in not been made, average annual total returns for Series I and Series II shares were estimated at 11.35% and 10.98%, respectively.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy,

both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    The Fund generally invests in each common stock represented in the S&P 500 Equal Weight Index, which is an equally weighted version of the S&P 500 Index. The S&P 500 Index is a stock market index that includes common stocks of 500 companies in proportion to their market capitalization.

    During the year, on an absolute basis, holdings in the information technology (IT), industrials, health care, consumer discretionary, materials, financials, communication services and consumer staples sectors generated positive Fund performance. Energy, real estate and utilities generated negative Fund performance.

    The top contributor to Fund results during the year was Carrier Global, a manufacturer of HVAC equipment which was spun off from United Technologies in April of 2020. The company delivered strong performance during the year and benefited from COVID–19 driven demand for its OptiClean negative air machine. 3D graphics processor producer NVIDIA, was the second largest contributor as demand surged for semiconductors as a result of the pandemic. The top detractor from the Fund’s performance for the year was Coty, as the cosmetic company was impacted by declining revenue coupled with a high debt burden due to recent acquisitions. Another detractor was Macy’s as the retailer was adversely impacted by the pandemic resulting in the company reporting operating losses throughout 2020. Coty and Macy’s were also among the holdings we sold during the year.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the year, the Fund invested in S&P 500 futures contracts, which generated a positive return and added to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco V.I. Equally-Weighted S&P 500 Index Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

Portfolio manager(s):

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered

Invesco V.I. Equally-Weighted S&P 500 Fund

reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

*Includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the index that occurred on April 24, 2020.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (11/9/94)	10.86%
10 Years	12.24
5 Years	12.63
1 Year	12.74

Series II Shares
Inception (7/24/00)	9.07%
10 Years	11.96
5 Years	12.34
1 Year	12.41

Returns above include the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the index that occurred on April 24, 2020. Had the pay-in not been made, average annual total returns for 1 Year, 5 Years, 10 Years and Inception were estimated at 11.35%, 12.35%, 12.10% and 10.80% for Series I shares and 10.98%, 12.05%, 11.81% and 9.00% for Series II shares, respectively.

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Select Dimensions Investment Series Equally-Weighted S&P 500 Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (renamed Invesco V.I. Equally-Weighted S&P 500 Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class X shares and Class Y shares the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Equally-Weighted S&P 500 Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Equally-Weighted S&P 500 Fund

Supplemental Information

Invesco V.I. Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index, which is considered representative of the US stock market.
∎	The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core variable insurance underlying funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Equally-Weighted S&P 500 Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	14.57%
Industrials	14.17
Financials	12.93
Health Care	12.52
Consumer Discretionary	12.05
Consumer Staples	6.20
Real Estate	5.81
Materials	5.49
Utilities	5.46
Energy	4.52
Communication Services	4.29
Money Market Funds Plus Other Assets Less Liabilities	1.99

Top 10 Equity Holdings*

% of total net assets
1. Alexion Pharmaceuticals, Inc.	0.25%
2. ABIOMED, Inc.	0.24
3. Fortinet, Inc.	0.22
4. Tesla, Inc.	0.22
5. Cadence Design Systems, Inc.	0.22
6. First Republic Bank	0.22
7. NRG Energy, Inc.	0.22
8. Global Payments, Inc.	0.22
9. AES Corp. (The)	0.21
10. Activision Blizzard, Inc.	0.22

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–98.01%
Advertising–0.37%
Interpublic Group of Cos., Inc. (The)	26,062	$612,978

Omnicom Group, Inc.	9,652	601,995

		1,214,973

Aerospace & Defense–2.11%
Boeing Co. (The)	2,707	579,460

General Dynamics Corp.	4,120	613,138

Howmet Aerospace, Inc.	23,587	673,173

Huntington Ingalls Industries, Inc.	3,508	598,044

L3Harris Technologies, Inc.	3,295	622,821

Lockheed Martin Corp.	1,723	611,631

Northrop Grumman Corp.	2,074	631,989

Raytheon Technologies Corp.	8,553	611,625

Teledyne Technologies, Inc.(b)	1,609	630,696

Textron, Inc.	13,089	632,591

TransDigm Group, Inc.(b)	1,036	641,129

		6,846,297

Agricultural & Farm Machinery–0.20%
Deere & Co.	2,437	655,675

Agricultural Products–0.19%
Archer-Daniels-Midland Co.	12,516	630,932

Air Freight & Logistics–0.76%
C.H. Robinson Worldwide, Inc.	6,691	628,084

Expeditors International of Washington, Inc.	6,889	655,213

FedEx Corp.	2,154	559,221

United Parcel Service, Inc., Class B	3,702	623,417

		2,465,935

Airlines–0.93%
Alaska Air Group, Inc.	12,498	649,896

American Airlines Group, Inc.(c)(d)	36,563	576,598

Delta Air Lines, Inc.	14,935	600,536

Southwest Airlines Co.	13,588	633,337

United Airlines Holdings, Inc.(b)	12,891	557,536

		3,017,903

Alternative Carriers–0.18%
CenturyLink, Inc.	61,178	596,485

Apparel Retail–0.78%
Gap, Inc. (The)	29,900	603,681

L Brands, Inc.	15,766	586,337

Ross Stores, Inc.	5,526	678,648

TJX Cos., Inc. (The)	9,437	644,453

		2,513,119

Apparel, Accessories & Luxury Goods–1.17%
Hanesbrands, Inc.	44,657	651,099

PVH Corp.	6,609	620,519

Ralph Lauren Corp.	6,152	638,208

Tapestry, Inc.	21,255	660,605

Under Armour, Inc., Class A(b)	19,038	326,882

Under Armour, Inc., Class C(b)	19,637	292,199

	Shares	Value

Apparel, Accessories & Luxury Goods–(continued)
VF Corp.	7,194	$614,440

		3,803,952

Application Software–2.03%
Adobe, Inc.(b)	1,310	655,157

ANSYS, Inc.(b)	1,860	676,668

Autodesk, Inc.(b)	2,229	680,603

Cadence Design Systems, Inc.(b)	5,260	717,622

Citrix Systems, Inc.	4,772	620,837

Intuit, Inc.	1,711	649,923

Paycom Software, Inc.(b)	1,471	665,260

salesforce.com, inc.(b)	2,803	623,752

Synopsys, Inc.(b)	2,637	683,616

Tyler Technologies, Inc.(b)	1,383	603,707

		6,577,145

Asset Management & Custody Banks–1.57%
Ameriprise Financial, Inc.	3,251	631,767

Bank of New York Mellon Corp. (The)	15,492	657,480

BlackRock, Inc.	897	647,221

Franklin Resources, Inc.	25,623	640,319

Invesco Ltd.(e)	34,905	608,394

Northern Trust Corp.	6,919	644,436

State Street Corp.	8,563	623,215

T. Rowe Price Group, Inc.	4,115	622,970

		5,075,802

Auto Parts & Equipment–0.41%
Aptiv PLC	5,100	664,479

BorgWarner, Inc.	17,070	659,585

		1,324,064

Automobile Manufacturers–0.60%
Ford Motor Co.	69,114	607,512

General Motors Co.	14,871	619,228

Tesla, Inc.(b)	1,022	721,195

		1,947,935

Automotive Retail–0.78%
Advance Auto Parts, Inc.	3,954	622,795

AutoZone, Inc.(b)	540	640,138

CarMax, Inc.(b)	6,637	626,931

O’Reilly Automotive, Inc.(b)	1,392	629,977

		2,519,841

Biotechnology–1.62%
AbbVie, Inc.	5,862	628,113

Alexion Pharmaceuticals, Inc.(b)	5,153	805,105

Amgen, Inc.	2,741	630,211

Biogen, Inc.(b)	2,582	632,228

Gilead Sciences, Inc.	10,260	597,748

Incyte Corp.(b)	7,668	666,963

Regeneron Pharmaceuticals, Inc.(b)	1,299	627,560

Vertex Pharmaceuticals, Inc.(b)	2,781	657,261

		5,245,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value

Brewers–0.18%
Molson Coors Beverage Co., Class B	13,180	$595,604

Broadcasting–0.59%
Discovery, Inc., Class A(b)	7,976	239,998

Discovery, Inc., Class C(b)	15,411	403,614

Fox Corp., Class A	14,699	428,035

Fox Corp., Class B	6,700	193,496

ViacomCBS, Inc., Class B	17,511	652,460

		1,917,603

Building Products–1.38%
A.O. Smith Corp.	11,061	606,364

Allegion PLC	5,689	662,086

Carrier Global Corp.	16,776	632,790

Fortune Brands Home & Security, Inc.	7,490	642,043

Johnson Controls International PLC	13,686	637,631

Masco Corp.	11,470	630,047

Trane Technologies PLC	4,455	646,688

		4,457,649

Cable & Satellite–0.57%
Charter Communications, Inc., Class A(b)	956	632,442

Comcast Corp., Class A	12,240	641,376

DISH Network Corp., Class A(b)	17,312	559,870

		1,833,688

Casinos & Gaming–0.60%
Las Vegas Sands Corp.	10,985	654,706

MGM Resorts International	20,656	650,871

Wynn Resorts Ltd.	5,617	633,766

		1,939,343

Commodity Chemicals–0.40%
Dow, Inc.	11,545	640,748

LyondellBasell Industries N.V., Class A	7,044	645,653

		1,286,401

Communications Equipment–0.98%
Arista Networks, Inc.(b)	2,248	653,201

Cisco Systems, Inc.	14,066	629,454

F5 Networks, Inc.(b)	3,616	636,199

Juniper Networks, Inc.	28,440	640,184

Motorola Solutions, Inc.	3,702	629,562

		3,188,600

Computer & Electronics Retail–0.19%
Best Buy Co., Inc.	6,197	618,399

Construction & Engineering–0.39%
Jacobs Engineering Group, Inc.	5,738	625,212

Quanta Services, Inc.	8,650	622,973

		1,248,185

Construction Machinery & Heavy Trucks–0.78%
Caterpillar, Inc.	3,477	632,883

Cummins, Inc.	2,851	647,462

PACCAR, Inc.	7,295	629,413

Wabtec Corp.	8,329	609,683

		2,519,441

Construction Materials–0.41%
Martin Marietta Materials, Inc.	2,333	662,502

	Shares	Value

Construction Materials–(continued)
Vulcan Materials Co.	4,489	$665,764

		1,328,266

Consumer Electronics–0.19%
Garmin Ltd.	5,241	627,138

Consumer Finance–0.82%
American Express Co.(c)	5,185	626,918

Capital One Financial Corp.	6,764	668,622

Discover Financial Services	7,470	676,259

Synchrony Financial	19,318	670,528

		2,642,327

Copper–0.20%
Freeport-McMoRan, Inc.	25,331	659,113

Data Processing & Outsourced Services–2.39%
Automatic Data Processing, Inc.	3,592	632,910

Broadridge Financial Solutions, Inc.	4,223	646,963

Fidelity National Information Services, Inc.	4,217	596,537

Fiserv, Inc.(b)	5,429	618,146

FleetCor Technologies, Inc.(b)	2,278	621,507

Global Payments, Inc.	3,247	699,469

Jack Henry & Associates, Inc.	4,001	648,122

Mastercard, Inc., Class A	1,904	679,614

Paychex, Inc.	6,789	632,599

PayPal Holdings, Inc.(b)	2,912	681,990

Visa, Inc., Class A	3,023	661,221

Western Union Co. (The)	28,170	618,050

		7,737,128

Distillers & Vintners–0.41%
Brown-Forman Corp., Class B	8,163	648,387

Constellation Brands, Inc., Class A	3,037	665,255

		1,313,642

Distributors–0.60%
Genuine Parts Co.	6,423	645,062

LKQ Corp.(b)	17,005	599,256

Pool Corp.	1,846	687,635

		1,931,953

Diversified Banks–1.01%
Bank of America Corp.	21,820	661,364

Citigroup, Inc.	10,579	652,301

JPMorgan Chase & Co.	5,214	662,543

U.S. Bancorp	13,600	633,624

Wells Fargo & Co.	21,438	646,999

		3,256,831

Diversified Chemicals–0.19%
Eastman Chemical Co.	6,082	609,903

Diversified Support Services–0.40%
Cintas Corp.	1,786	631,280

Copart, Inc.(b)	5,329	678,115

		1,309,395

Drug Retail–0.18%
Walgreens Boots Alliance, Inc.	15,011	598,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value

Electric Utilities–2.93%
Alliant Energy Corp.	12,057	$621,297

American Electric Power Co., Inc.	7,533	627,273

Duke Energy Corp.	6,810	623,524

Edison International	9,927	623,614

Entergy Corp.	6,065	605,530

Evergy, Inc.	11,308	627,707

Eversource Energy	7,267	628,668

Exelon Corp.	15,135	639,000

FirstEnergy Corp.	20,520	628,117

NextEra Energy, Inc.	8,447	651,686

NRG Energy, Inc.	18,789	705,527

Pinnacle West Capital Corp.	7,820	625,209

PPL Corp.	22,201	626,068

Southern Co. (The)	10,318	633,835

Xcel Energy, Inc.	9,591	639,432

		9,506,487

Electrical Components & Equipment–0.78%
AMETEK, Inc.	5,266	636,870

Eaton Corp. PLC	5,393	647,915

Emerson Electric Co.	7,564	607,919

Rockwell Automation, Inc.	2,527	633,797

		2,526,501

Electronic Components–0.39%
Amphenol Corp., Class A	4,758	622,204

Corning, Inc.	17,492	629,712

		1,251,916

Electronic Equipment & Instruments–0.80%
FLIR Systems, Inc.	14,896	652,892

Keysight Technologies, Inc.(b)	4,936	651,996

Vontier Corp.(b)	19,994	667,799

Zebra Technologies Corp., Class A(b)	1,651	634,529

		2,607,216

Electronic Manufacturing Services–0.40%
IPG Photonics Corp.(b)	2,982	667,342

TE Connectivity Ltd.	5,280	639,249

		1,306,591

Environmental & Facilities Services–0.60%
Republic Services, Inc.	6,564	632,113

Rollins, Inc.	17,000	664,190

Waste Management, Inc.	5,402	637,058

		1,933,361

Fertilizers & Agricultural Chemicals–0.77%
CF Industries Holdings, Inc.	15,835	612,973

Corteva, Inc.	16,239	628,774

FMC Corp.	5,354	615,335

Mosaic Co. (The)	28,043	645,270

		2,502,352

Financial Exchanges & Data–1.61%
Cboe Global Markets, Inc.	7,251	675,213

CME Group, Inc., Class A	3,458	629,529

Intercontinental Exchange, Inc.	5,729	660,496

MarketAxess Holdings, Inc.	1,138	649,297

Moody’s Corp.	2,270	658,845

MSCI, Inc.	1,486	663,544

	Shares	Value

Financial Exchanges & Data–(continued)
Nasdaq, Inc.	4,961	$658,523

S&P Global, Inc.	1,919	630,833

		5,226,280

Food Distributors–0.19%
Sysco Corp.	8,216	610,120

Food Retail–0.19%
Kroger Co. (The)	19,892	631,770

Footwear–0.20%
NIKE, Inc., Class B	4,537	641,849

Gas Utilities–0.19%
Atmos Energy Corp.	6,293	600,541

General Merchandise Stores–0.59%
Dollar General Corp.	3,017	634,475

Dollar Tree, Inc.(b)	5,851	632,142

Target Corp.	3,631	640,981

		1,907,598

Gold–0.20%
Newmont Corp.	10,590	634,235

Health Care Distributors–0.76%
AmerisourceBergen Corp.	6,357	621,460

Cardinal Health, Inc.	11,485	615,137

Henry Schein, Inc.(b)	8,912	595,856

McKesson Corp.	3,569	620,721

		2,453,174

Health Care Equipment–3.66%
Abbott Laboratories	5,825	637,779

ABIOMED, Inc.(b)	2,412	781,970

Baxter International, Inc.	7,857	630,446

Becton, Dickinson and Co.	2,569	642,815

Boston Scientific Corp.(b)	18,554	667,016

Danaher Corp.	2,786	618,882

DexCom, Inc.(b)	1,793	662,908

Edwards Lifesciences Corp.(b)	7,406	675,649

Hologic, Inc.(b)	8,388	610,898

IDEXX Laboratories, Inc.(b)	1,366	682,823

Intuitive Surgical, Inc.(b)	820	670,842

Medtronic PLC	5,547	649,776

ResMed, Inc.	3,048	647,883

STERIS PLC	3,348	634,580

Stryker Corp.	2,685	657,932

Teleflex, Inc.	1,626	669,213

Varian Medical Systems, Inc.(b)	3,571	624,961

Zimmer Biomet Holdings, Inc.	4,400	677,996

		11,844,369

Health Care Facilities–0.40%
HCA Healthcare, Inc.	3,956	650,604

Universal Health Services, Inc., Class B	4,710	647,625

		1,298,229

Health Care REITs–0.58%
Healthpeak Properties, Inc.	21,255	642,539

Ventas, Inc.	12,710	623,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care REITs–(continued)
Welltower, Inc.	9,703	$627,008

		1,892,845

Health Care Services–0.96%
Cigna Corp.	2,978	619,960

CVS Health Corp.	8,709	594,825

DaVita, Inc.(b)	5,755	675,637

Laboratory Corp. of America Holdings(b)	3,054	621,642

Quest Diagnostics, Inc.	5,107	608,601

		3,120,665

Health Care Supplies–0.81%
Align Technology, Inc.(b)	1,229	656,753

Cooper Cos., Inc. (The)	1,838	667,782

DENTSPLY SIRONA, Inc.	11,771	616,330

West Pharmaceutical Services, Inc.	2,362	669,178

		2,610,043

Health Care Technology–0.20%
Cerner Corp.	8,367	656,642

Home Furnishings–0.41%
Leggett & Platt, Inc.	15,142	670,790

Mohawk Industries, Inc.(b)	4,626	652,035

		1,322,825

Home Improvement Retail–0.39%
Home Depot, Inc. (The)	2,356	625,801

Lowe’s Cos., Inc.	3,950	634,014

		1,259,815

Homebuilding–0.78%
D.R. Horton, Inc.	8,917	614,560

Lennar Corp., Class A	8,568	653,139

NVR, Inc.(b)	156	636,458

PulteGroup, Inc.	14,720	634,726

		2,538,883

Hotel & Resort REITs–0.19%
Host Hotels & Resorts, Inc.	42,964	628,563

Hotels, Resorts & Cruise Lines–0.97%
Carnival Corp.	29,240	633,338

Hilton Worldwide Holdings, Inc.	5,952	662,219

Marriott International, Inc., Class A	4,851	639,944

Norwegian Cruise Line Holdings Ltd.(b)	23,516	598,012

Royal Caribbean Cruises Ltd.	8,153	608,948

		3,142,461

Household Appliances–0.19%
Whirlpool Corp.	3,389	611,681

Household Products–0.97%
Church & Dwight Co., Inc.	7,262	633,464

Clorox Co. (The)	3,090	623,933

Colgate-Palmolive Co.	7,362	629,525

Kimberly-Clark Corp.	4,584	618,061

Procter & Gamble Co. (The)	4,567	635,452

		3,140,435

Housewares & Specialties–0.20%
Newell Brands, Inc.	30,395	645,286

	Shares	Value
Human Resource & Employment Services–0.19%
Robert Half International, Inc.	9,710	$606,681

Hypermarkets & Super Centers–0.38%
Costco Wholesale Corp.	1,662	626,208

Walmart, Inc.	4,241	611,340

		1,237,548

Independent Power Producers & Energy Traders–0.21%
AES Corp. (The)	29,475	692,662

Industrial Conglomerates–0.77%
3M Co.	3,582	626,098

General Electric Co.	55,861	603,299

Honeywell International, Inc.	2,905	617,894

Roper Technologies, Inc.	1,483	639,306

		2,486,597

Industrial Gases–0.40%
Air Products and Chemicals, Inc.	2,332	637,149

Linde PLC (United Kingdom)	2,500	658,775

		1,295,924

Industrial Machinery–2.35%
Dover Corp.	5,136	648,420

Flowserve Corp.	16,808	619,375

Fortive Corp.	9,094	644,037

IDEX Corp.	3,231	643,615

Illinois Tool Works, Inc.	3,063	624,484

Ingersoll Rand, Inc.(b)	14,066	640,847

Otis Worldwide Corp.	9,782	660,774

Parker-Hannifin Corp.	2,270	618,371

Pentair PLC	12,114	643,132

Snap-on, Inc.	3,448	590,091

Stanley Black & Decker, Inc.	3,558	635,316

Xylem, Inc.	6,330	644,331

		7,612,793

Industrial REITs–0.40%
Duke Realty Corp.	16,260	649,912

Prologis, Inc.	6,402	638,024

		1,287,936

Insurance Brokers–0.79%
Aon PLC, Class A	3,054	645,218

Arthur J. Gallagher & Co.	5,198	643,045

Marsh & McLennan Cos., Inc.	5,400	631,800

Willis Towers Watson PLC	3,050	642,574

		2,562,637

Integrated Oil & Gas–0.52%
Chevron Corp.	6,743	569,447

Exxon Mobil Corp.	14,233	586,684

Occidental Petroleum Corp.	29,842	516,565

		1,672,696

Integrated Telecommunication Services–0.37%
AT&T, Inc.	20,103	578,162

Verizon Communications, Inc.	10,330	606,888

		1,185,050

Interactive Home Entertainment–0.63%
Activision Blizzard, Inc.	7,450	691,732

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Interactive Home Entertainment–(continued)
Electronic Arts, Inc.(b)	4,591	$659,268

Take-Two Interactive Software, Inc.(b)	3,277	680,928

		2,031,928

Interactive Media & Services–0.58%
Alphabet, Inc., Class A(b)	177	310,217

Alphabet, Inc., Class C(b)	173	303,075

Facebook, Inc., Class A(b)	2,279	622,532

Twitter, Inc.(b)	12,119	656,244

		1,892,068

Internet & Direct Marketing Retail–1.01%
Amazon.com, Inc.(b)	200	651,386

Booking Holdings, Inc.(b)	298	663,727

eBay, Inc.	12,689	637,622

Etsy, Inc.(b)	3,667	652,396

Expedia Group, Inc.	5,068	671,003

		3,276,134

Internet Services & Infrastructure–0.39%
Akamai Technologies, Inc.(b)	6,021	632,145

VeriSign, Inc.(b)	2,969	642,491

		1,274,636

Investment Banking & Brokerage–0.83%
Charles Schwab Corp. (The)	12,612	668,940

Goldman Sachs Group, Inc. (The)	2,598	685,119

Morgan Stanley	9,845	674,678

Raymond James Financial, Inc.	6,751	645,868

		2,674,605

IT Consulting & Other Services–1.20%
Accenture PLC, Class A	2,536	662,429

Cognizant Technology Solutions Corp., Class A	7,940	650,683

DXC Technology Co.	26,051	670,813

Gartner, Inc.(b)	4,028	645,245

International Business Machines Corp.	5,017	631,540

Leidos Holdings, Inc.	5,914	621,680

		3,882,390

Leisure Products–0.20%
Hasbro, Inc.	7,005	655,248

Life & Health Insurance–1.34%
Aflac, Inc.	13,903	618,266

Globe Life, Inc.	6,653	631,769

Lincoln National Corp.	12,145	611,015

MetLife, Inc.	13,211	620,256

Principal Financial Group, Inc.	12,783	634,165

Prudential Financial, Inc.	7,933	619,329

Unum Group	26,790	614,563

		4,349,363

Life Sciences Tools & Services–1.57%
Agilent Technologies, Inc.	5,262	623,494

Bio-Rad Laboratories, Inc., Class A(b)	1,099	640,651

Illumina, Inc.(b)	1,823	674,510

IQVIA Holdings, Inc.(b)	3,715	665,617

Mettler-Toledo International, Inc.(b)	545	621,126

PerkinElmer, Inc.	4,268	612,458

	Shares	Value
Life Sciences Tools & Services–(continued)
Thermo Fisher Scientific, Inc.	1,322	$615,761

Waters Corp.(b)	2,594	641,807

		5,095,424

Managed Health Care–0.79%
Anthem, Inc.	2,002	642,822

Centene Corp.(b)	10,269	616,448

Humana, Inc.	1,594	653,971

UnitedHealth Group, Inc.	1,849	648,407

		2,561,648

Metal & Glass Containers–0.19%
Ball Corp.	6,734	627,474

Movies & Entertainment–0.60%
Live Nation Entertainment, Inc.(b)	8,789	645,816

Netflix, Inc.(b)	1,239	669,964

Walt Disney Co. (The)(b)	3,548	642,827

		1,958,607

Multi-line Insurance–0.59%
American International Group, Inc.	16,071	608,448

Assurant, Inc.	4,715	642,277

Hartford Financial Services Group, Inc. (The)	13,482	660,349

		1,911,074

Multi-Sector Holdings–0.20%
Berkshire Hathaway, Inc., Class B(b)	2,754	638,570

Multi-Utilities–1.93%
Ameren Corp.	8,047	628,149

CenterPoint Energy, Inc.	28,662	620,246

CMS Energy Corp.	10,499	640,544

Consolidated Edison, Inc.	8,521	615,813

Dominion Energy, Inc.	8,322	625,814

DTE Energy Co.	4,984	605,107

NiSource, Inc.	27,235	624,771

Public Service Enterprise Group, Inc.	11,038	643,515

Sempra Energy	4,870	620,487

WEC Energy Group, Inc.	6,759	622,031

		6,246,477

Office REITs–0.76%
Alexandria Real Estate Equities, Inc.	3,612	643,731

Boston Properties, Inc.	6,235	589,394

SL Green Realty Corp.	10,503	625,769

Vornado Realty Trust	16,056	599,531

		2,458,425

Oil & Gas Equipment & Services–0.91%
Baker Hughes Co., Class A	27,499	573,354

Halliburton Co.	31,438	594,178

NOV, Inc.(b)	43,534	597,722

Schlumberger Ltd.	27,175	593,231

TechnipFMC PLC (United Kingdom)	64,468	605,999

		2,964,484

Oil & Gas Exploration & Production–1.81%
Apache Corp.	38,721	549,451

Cabot Oil & Gas Corp.	36,671	597,004

Concho Resources, Inc.	9,853	574,922

ConocoPhillips	14,338	573,377

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Devon Energy Corp.	38,577	$609,902

Diamondback Energy, Inc.	12,441	602,144

EOG Resources, Inc.	11,631	580,038

Hess Corp.	11,008	581,112

Marathon Oil Corp.	88,301	588,968

Pioneer Natural Resources Co.	5,394	614,323

		5,871,241

Oil & Gas Refining & Marketing–0.74%
HollyFrontier Corp.	22,686	586,433

Marathon Petroleum Corp.	14,528	600,878

Phillips 66	8,969	627,292

Valero Energy Corp.	10,561	597,436

		2,412,039

Oil & Gas Storage & Transportation–0.53%
Kinder Morgan, Inc.	42,265	577,763

ONEOK, Inc.	14,997	575,585

Williams Cos., Inc. (The)	28,427	569,961

		1,723,309

Packaged Foods & Meats–2.32%
Campbell Soup Co.	13,205	638,462

Conagra Brands, Inc.	17,635	639,445

General Mills, Inc.	10,509	617,929

Hershey Co. (The)	4,181	636,892

Hormel Foods Corp.	13,208	615,625

JM Smucker Co. (The)	5,413	625,743

Kellogg Co.	10,037	624,602

Kraft Heinz Co. (The)(c)	18,298	634,209

Lamb Weston Holdings, Inc.	8,067	635,195

McCormick & Co., Inc.	6,673	637,939

Mondelez International, Inc., Class A	10,861	635,042

Tyson Foods, Inc., Class A	8,997	579,767

		7,520,850

Paper Packaging–1.18%
Amcor PLC	54,494	641,394

Avery Dennison Corp.	4,156	644,637

International Paper Co.	12,819	637,361

Packaging Corp. of America	4,598	634,110

Sealed Air Corp.	13,925	637,626

Westrock Co.	14,321	623,393

		3,818,521

Personal Products–0.21%
Estee Lauder Cos., Inc. (The), Class A	2,537	675,324

Pharmaceuticals–1.76%
Bristol-Myers Squibb Co.(c)	10,267	636,862

Catalent, Inc.(b)	6,546	681,242

Eli Lilly and Co.	3,895	657,632

Johnson & Johnson	4,076	641,481

Merck & Co., Inc.	7,515	614,727

Perrigo Co. PLC	13,039	583,104

Pfizer, Inc.	15,161	558,076

Viatris, Inc.(b)	35,952	673,741

Zoetis, Inc.	3,908	646,774

		5,693,639

	Shares	Value
Property & Casualty Insurance–1.40%
Allstate Corp. (The)	5,970	$656,282

Chubb Ltd.	4,055	624,146

Cincinnati Financial Corp.	7,776	679,389

Loews Corp.	14,279	642,841

Progressive Corp. (The)	6,605	653,102

Travelers Cos., Inc. (The)	4,620	648,509

W.R. Berkley Corp.	9,622	639,093

		4,543,362

Publishing–0.19%
News Corp., Class A	26,470	475,666

News Corp., Class B	8,287	147,260

		622,926

Railroads–0.78%
CSX Corp.	6,894	625,631

Kansas City Southern	3,171	647,296

Norfolk Southern Corp.	2,650	629,667

Union Pacific Corp.	3,070	639,235

		2,541,829

Real Estate Services–0.18%
CBRE Group, Inc., Class A(b)	9,424	591,073

Regional Banks–2.59%
Citizens Financial Group, Inc.	17,625	630,270

Comerica, Inc.	11,832	660,936

Fifth Third Bancorp	22,802	628,651

First Republic Bank	4,809	706,586

Huntington Bancshares, Inc.	48,214	608,943

KeyCorp	39,356	645,832

M&T Bank Corp.	4,954	630,644

People’s United Financial, Inc.	47,881	619,101

PNC Financial Services Group, Inc. (The)	4,339	646,511

Regions Financial Corp.	40,116	646,670

SVB Financial Group(b)	1,782	691,113

Truist Financial Corp.	13,261	635,600

Zions Bancorporation N.A.	14,957	649,732

		8,400,589

Reinsurance–0.19%
Everest Re Group Ltd.	2,692	630,170

Research & Consulting Services–0.81%
Equifax, Inc.	3,314	639,072

IHS Markit Ltd.	6,979	626,924

Nielsen Holdings PLC	32,639	681,176

Verisk Analytics, Inc.	3,214	667,194

		2,614,366

Residential REITs–0.96%
AvalonBay Communities, Inc.	3,840	616,051

Equity Residential	10,577	627,005

Essex Property Trust, Inc.	2,556	606,845

Mid-America Apartment Communities, Inc.	5,124	649,160

UDR, Inc.	16,345	628,138

		3,127,199

Restaurants–1.20%
Chipotle Mexican Grill, Inc.(b)	480	665,621

Darden Restaurants, Inc.	5,531	658,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Restaurants–(continued)
Domino’s Pizza, Inc.	1,626	$623,506

McDonald’s Corp.	3,001	643,954

Starbucks Corp.	6,052	647,443

Yum! Brands, Inc.	5,882	638,550

		3,877,927

Retail REITs–0.95%
Federal Realty Investment Trust	6,915	588,605

Kimco Realty Corp.	42,265	634,397

Realty Income Corp.	10,311	641,035

Regency Centers Corp.	13,241	603,657

Simon Property Group, Inc.	7,092	604,806

		3,072,500

Semiconductor Equipment–0.77%
Applied Materials, Inc.	7,060	609,278

KLA Corp.	2,420	626,562

Lam Research Corp.	1,268	598,838

Teradyne, Inc.	5,404	647,886

		2,482,564

Semiconductors–2.59%
Advanced Micro Devices, Inc.(b)	6,802	623,811

Analog Devices, Inc.	4,417	652,523

Broadcom, Inc.	1,536	672,538

Intel Corp.	12,536	624,543

Maxim Integrated Products, Inc.	7,403	656,276

Microchip Technology, Inc.	4,434	612,380

Micron Technology, Inc.(b)	8,839	664,516

NVIDIA Corp.	1,198	625,596

Qorvo, Inc.(b)	4,084	679,047

QUALCOMM, Inc.	4,321	658,261

Skyworks Solutions, Inc.	4,477	684,444

Texas Instruments, Inc.	3,881	636,989

Xilinx, Inc.	4,334	614,431

		8,405,355

Soft Drinks–0.60%
Coca-Cola Co. (The)	11,685	640,805

Monster Beverage Corp.(b)	7,083	655,036

PepsiCo, Inc.	4,300	637,690

		1,933,531

Specialized REITs–1.79%
American Tower Corp.	2,836	636,569

Crown Castle International Corp.	3,954	629,437

Digital Realty Trust, Inc.	4,785	667,555

Equinix, Inc.	905	646,333

Extra Space Storage, Inc.	5,647	654,261

Iron Mountain, Inc.	20,520	604,930

Public Storage	2,833	654,225

SBA Communications Corp., Class A	2,262	638,178

Weyerhaeuser Co.	19,481	653,198

		5,784,686

Specialty Chemicals–1.37%
Albemarle Corp.	4,496	663,250

Celanese Corp.	4,759	618,384

DuPont de Nemours, Inc.	9,389	667,652

Ecolab, Inc.	2,818	609,702

International Flavors & Fragrances, Inc.	5,614	611,028

	Shares	Value
Specialty Chemicals–(continued)
PPG Industries, Inc.	4,362	$629,088

Sherwin-Williams Co. (The)	868	637,902

		4,437,006

Specialty Stores–0.60%
Tiffany & Co.	4,751	624,519

Tractor Supply Co.	4,496	632,047

Ulta Beauty, Inc.(b)	2,349	674,539

		1,931,105

Steel–0.18%
Nucor Corp.	11,006	585,409

Systems Software–1.03%
Fortinet, Inc.(b)	4,857	721,410

Microsoft Corp.	2,923	650,134

NortonLifeLock, Inc.	31,823	661,282

Oracle Corp.	10,286	665,401

ServiceNow, Inc.(b)	1,160	638,499

		3,336,726

Technology Distributors–0.19%
CDW Corp.	4,770	628,638

Technology Hardware, Storage & Peripherals–1.40%
Apple, Inc.	5,093	675,790

Hewlett Packard Enterprise Co.	51,994	616,129

HP, Inc.	26,976	663,340

NetApp, Inc.	10,084	667,964

Seagate Technology PLC	9,626	598,352

Western Digital Corp.	12,202	675,869

Xerox Holdings Corp.	27,390	635,174

		4,532,618

Tobacco–0.37%
Altria Group, Inc.	14,498	594,418

Philip Morris International, Inc.	7,334	607,182

		1,201,600

Trading Companies & Distributors–0.57%
Fastenal Co.	12,668	618,579

United Rentals, Inc.(b)	2,589	600,415

W.W. Grainger, Inc.	1,545	630,885

		1,849,879

Trucking–0.38%
J.B. Hunt Transport Services, Inc.	4,488	613,285

Old Dominion Freight Line, Inc.	3,105	606,034

		1,219,319

Water Utilities–0.20%
American Water Works Co., Inc.	4,204	645,188

Wireless Telecommunication Services–0.20%
T-Mobile US, Inc.(b)	4,750	640,537

Total Common Stocks & Other Equity Interests (Cost $186,182,937)		317,597,331

Money Market Funds–1.93%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	2,135,376	2,135,376

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)(f)	1,671,572	1,672,074

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	2,440,430	$2,440,430

Total Money Market Funds (Cost $6,247,449)		6,247,880

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $192,430,386)		323,845,211

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.10%
Invesco Private Government Fund, 0.02%(e)(f)(g)	126,199	126,199

	Shares	Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 0.12%(e)(f)(g)	189,241	$189,298

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $315,497)		315,497

TOTAL INVESTMENTS IN SECURITIES-100.04% (Cost $192,745,883)		324,160,708

OTHER ASSETS LESS LIABILITIES–(0.04)%		(120,917)

NET ASSETS-100.00%		$324,039,791

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(d)	All or a portion of this security was out on loan at December 31, 2020.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Invesco Ltd.	$ 549,469	$ 198,765	$ (289,773)	$247,945	$(98,012)	$608,394	$33,142

Investments in Affiliated Money Market
Funds:

Invesco Government & Agency Portfolio, Institutional Class	1,740,175	17,791,317	(17,396,116)	-	-	2,135,376	8,008

Invesco Liquid Assets Portfolio, Institutional Class	1,183,097	12,968,355	(12,480,064)	401	285	1,672,074	8,501

Invesco Treasury Portfolio, Institutional Class	1,988,772	20,332,933	(19,881,275)	-	-	2,440,430	8,560

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	716,421	2,252,168	(2,968,589)	-	-	-	1,078*

Invesco Liquid Assets Portfolio, Institutional Class	239,736	611,678	(851,173)	-	(241)	-	467*

Invesco Private Government Fund	-	6,683,185	(6,556,986)	-	-	126,199	55*

Invesco Private Prime Fund	-	2,406,912	(2,217,686)	-	72	189,298	81*

Total	$6,417,670	$63,245,313	$(62,641,662)	$248,346	$(97,896)	$7,171,771	$59,892

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Equity Risk

E-Mini S&P 500 Index	34	March-2021	$6,372,960	$139,260	$139,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $ 185,806,172)*	$316,988,937

Investments in affiliates, at value (Cost $ 6,939,711)	7,171,771

Other investments:
Variation margin receivable – futures contracts	41,820

Receivable for:
Fund shares sold	24,522

Dividends	404,750

Investment for trustee deferred compensation and retirement plans	46,254

Total assets	324,678,054

Liabilities:
Payable for:
Fund shares reacquired	13,277

Amount due custodian	31,126

Collateral upon return of securities loaned	315,497

Accrued fees to affiliates	157,748

Accrued other operating expenses	69,660

Trustee deferred compensation and retirement plans	50,955

Total liabilities	638,263

Net assets applicable to shares outstanding	$324,039,791

Net assets consist of:
Shares of beneficial interest	$191,084,381

Distributable earnings	132,955,410

$324,039,791

Net Assets:
Series I	$30,438,053

Series II	$293,601,738

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	1,255,784

Series II	12,518,895

Series I:
Net asset value per share	$24.24

Series II:
Net asset value per share	$23.45

*	At December 31, 2020, securities with an aggregate value of $308,804 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends	$6,308,839

Dividends from affiliates (includes securities lending income of $13,878)	72,089

Total investment income	6,380,928

Expenses:
Advisory fees	328,329

Administrative services fees	442,766

Custodian fees	16,268

Distribution fees - Series II	615,908

Transfer agent fees	4,558

Trustees’ and officers’ fees and benefits	23,824

Licensing fees	53,214

Reports to shareholders	10,489

Professional services fees	33,701

Other	(12,857)

Total expenses	1,516,200

Less: Fees waived	(5,765)

Net expenses	1,510,435

Net investment income	4,870,493

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,871,061)

Affiliated investment securities	(97,896)

Futures contracts	445,271

Net increase from payments by affiliates	215,409

(1,308,277)

Change in net unrealized appreciation of:
Unaffiliated investment securities	30,540,445

Affiliated investment securities	264,152

Futures contracts	45,215

Net increase from payments by affiliates	3,926,018

34,775,830

Net realized and unrealized gain	33,467,553

Net increase in net assets resulting from operations	$38,338,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$4,870,493	$3,603,999

Net realized gain (loss)	(1,523,686)	4,597,203

Change in net unrealized appreciation	30,849,812	55,462,807

Net increase from payments by affiliates	4,141,427	-

Net increase in net assets resulting from operations	38,338,046	63,664,009

Distributions to shareholders from distributable earnings:
Series I	(779,893)	(984,182)

Series II	(7,321,684)	(7,440,206)

Total distributions from distributable earnings	(8,101,577)	(8,424,388)

Share transactions–net:
Series I	(2,420,641)	(92,725,236)

Series II	16,839,845	57,543,221

Net increase (decrease) in net assets resulting from share transactions	14,419,204	(35,182,015)

Net increase in net assets	44,655,673	20,057,606

Net assets:
Beginning of year	279,384,118	259,326,512

End of year	$324,039,791	$279,384,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)

Series I
Year ended 12/31/20	$22.14	$0.41	$2.33	$2.74	$(0.31)	$(0.33)	$(0.64)	$24.24	12.74%(d)	$30,438	0.33%(e)	0.33%(e)	2.00%(e)	34%
Year ended 12/31/19	17.80	0.34	4.73	5.07	(0.35)	(0.38)	(0.73)	22.14	28.79	31,327	0.35	0.35	1.71	39
Year ended 12/31/18	19.88	0.32	(1.80)	(1.48)	(0.23)	(0.37)	(0.60)	17.80	(7.87)	109,414	0.31	0.31	1.61	24
Year ended 12/31/17	17.24	0.29	2.87	3.16	(0.15)	(0.37)	(0.52)	19.88	18.58	127,462	0.32	0.32	1.55	22
Year ended 12/31/16	15.81	0.26	1.96	2.22	(0.10)	(0.69)	(0.79)	17.24	14.24	114,202	0.39	0.39	1.56	22

Series II
Year ended 12/31/20	21.46	0.35	2.24	2.59	(0.27)	(0.33)	(0.60)	23.45	12.41(d)	293,602	0.58(e)	0.58(e)	1.75(e)	34
Year ended 12/31/19	17.29	0.29	4.57	4.86	(0.31)	(0.38)	(0.69)	21.46	28.46	248,057	0.60	0.60	1.46	39
Year ended 12/31/18	19.35	0.26	(1.74)	(1.48)	(0.21)	(0.37)	(0.58)	17.29	(8.11)	149,913	0.56	0.56	1.36	24
Year ended 12/31/17	16.82	0.24	2.79	3.03	(0.13)	(0.37)	(0.50)	19.35	18.26	117,400	0.57	0.57	1.30	22
Year ended 12/31/16	15.44	0.21	1.93	2.14	(0.07)	(0.69)	(0.76)	16.82	14.01	48,936	0.64	0.64	1.31	22

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Amount includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the Index that occurred on April 24, 2020. Had the pay-in not been made, the total return would have been 11.35% and 10.98% for Series I and Series II shares, respectively.

(e)	Ratios are based on average daily net assets (000’s omitted) of $27,244 and $246,363 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. Equally-Weighted S&P 500 Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.120%

Over $ 2 billion	0.100%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $5,765.

The Adviser paid in to the Fund $4,141,427 for the economic loss as a result of a delay in rebalancing to the Index that occurred on April 24, 2020.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $40,830 for accounting and fund administrative services and was reimbursed $401,936 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $4,169 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$317,597,331	$–	$–	$317,597,331

Money Market Funds	6,247,880	315,497	–	6,563,377

Total Investments in Securities	323,845,211	315,497	–	324,160,708

Other Investments - Assets*

Futures Contracts	139,260	–	–	139,260

Total Investments	$323,984,471	$315,497	$–	$324,299,968

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

Value
Equity
Derivative Assets	Risk

Unrealized appreciation on futures contracts – Exchange-Traded	$139,260

Derivatives not subject to master netting agreements	(139,260)

Total Derivative Assets subject to master netting agreements	$-

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk

Realized Gain:
Futures contracts	$445,271

Change in Net Unrealized Appreciation:
Futures contracts	45,215

Total	$490,486

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$2,625,093

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$3,644,636	$5,190,383

Long-term capital gain	4,456,941	3,234,005

Total distributions	$8,101,577	$8,424,388

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$4,830,947

Net unrealized appreciation - investments	128,801,351

Temporary book/tax differences	(35,213)

Capital loss carryforward	(641,675)

Shares of beneficial interest	191,084,381

Total net assets	$324,039,791

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$–	$641,675	$641,675

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $105,326,633 and $89,950,651, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$130,219,571

Aggregate unrealized (depreciation) of investments	(1,418,220)

Net unrealized appreciation of investments	$128,801,351

Cost of investments for tax purposes is $195,498,617.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund settlements and return of capital, on December 31, 2020, undistributed net investment income was decreased by $807 and undistributed net realized gain (loss) was increased by $807. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Series I	242,669	$5,145,147	284,241	$5,873,493

Series II	2,057,242	38,865,302	3,153,361	62,882,016

Issued as reinvestment of dividends:
Series I	36,257	779,893	47,845	984,182

Series II	351,666	7,321,684	373,130	7,440,206

Invesco V.I. Equally-Weighted S&P 500 Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(438,095)	$(8,345,681)	(5,064,768)	$(99,582,911)

Series II	(1,450,855)	(29,347,141)	(637,753)	(12,779,001)

Net increase (decrease) in share activity	798,884	$14,419,204	(1,843,944)	$(35,182,015)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 88% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Equally-Weighted S&P 500 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,262.00	$1.88	$1,023.48	$1.68	0.33%
Series II	1,000.00	1,259.70	3.29	1,022.22	2.95	0.58

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,456,941
Corporate Dividends Received Deduction*	100.00%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.00%

                *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Equally-Weighted S&P 500 Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Equity and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIEQI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco V.I. Equity and Income Fund (the Fund) outperformed the Russell 1000 Value Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	9.95%
Series II Shares	9.65
Russell 1000 Value Index▼ (Broad Market Index)	2.80
Bloomberg Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	8.93
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index∎ (Peer Group Index)	10.72
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

Seven out of eleven sectors within the Russell 1000 Value Index had positive returns for the year. The materials sector had the highest return for the year, while the energy sector posted a double-digit loss.

Stock selection in and overweight exposure to the information technology (IT) sector was the largest contributor to the Fund’s relative performance compared to the Russell 1000 Value Index. Within the sector, Apple, QUALCOMM and Cognizant Technology Solutions were the largest contributors, benefiting from a strong rally in the sector beginning in the second quarter of 2020. Apple shares moved higher following the selloff as the company reopened its factory in China and sales rebounded. Shares of QUALCOMM traded higher following the company’s patent license settlement with Huawei that helped boost both revenue and profits. Cognizant had revenue declines due to the pandemic, but earnings were better than anticipated.

Stock selection and the Fund’s underweight exposure to the real estate sector also helped the Fund’s relative performance versus the Russell 1000 Value Index as the sector under-performed, posting a decline for the year.

Security selection in the financials sector was another contributor to the Fund’s relative performance during the fiscal year. Within the sector, Morgan Stanley and Goldman Sachs were strong contributors. Large banks and capital markets firms benefited from a rise in yields during the year and these stocks performed well amid a broader rally in cyclical stocks.

The Fund holds investment grade bonds and convertible securities as a source of income and to provide a measure of stability amid market volatility. Both asset classes outperformed the Russell 1000 Value Index during the year and benefited the Fund’s performance relative to the index.

Security selection in the consumer discretionary sector was the largest detractor from the Fund’s relative performance compared to the Russell 1000 Value Index for the year. Within the sector, Carnival and Capri Holdings were significant detractors, driven in large party by the pandemic-related selloff in February and March of 2020. Shares of Carnival declined sharply following news of COVID-19 infections on cruise ships. The industry was also hit by the suspension of cruise travel that resulted from the virus outbreak. As a result, the team eliminated the Fund’s position in the stock as they believed cruise demand would be slower to recover than other areas within the sector. Capri Holdings includes the Michael Kors, Versace, and Jimmy Choo brands. The stock declined significantly in the market correction, as consumers sheltered-in-place and stores closed amid the COVID-19 pandemic. Capri’s shares later rebounded from lows set in February and March, so the team used that as an opportunity to eliminate the position given ongoing volatility in the stock.

Stock selection and an overweight exposure to the energy sector also detracted from the Fund’s relative performance versus the Russell 1000 Value Index during the year. Energy stocks were negatively impacted by the severe decline in oil prices due to the concurrent increase in oil supply resulting from the Saudi Arabia/ Russia conflict, and the sharp deceleration in demand due to COVID-19. Key detractors for the year included Royal Dutch Shell and Marathon Oil. The team eliminated these positions during the

Invesco V.I. Equity and Income Fund

year and reduced the Fund’s overall exposure to the sector during the year, as there was significant difficulty estimating the extent of volume declines amid the pandemic.

Security selection in and underweight exposure to the consumer staples sector also detracted from the Fund’s relative performance versus the Russell 1000 Value Index. Restaurant supplier US Foods was a key detractor from Fund performance as demand declined sharply due to COVID-related restaurant closures. The Fund’s lack of exposure to Proctor & Gamble and Wal-Mart (not Fund holdings) also hurt performance. These companies held up relatively better than other companies in the consumer staples sector as they were beneficiaries of heightened consumer demand in response to pandemic-related shelter-in-place mandates.

The Fund held currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Fund’s relative performance for the year.

During the year, the team reduced the Fund’s relative overweight exposure to the financials and energy sectors within the equity portion of the Fund, and increased exposures to the industrials, communication services, IT and real estate sectors. At the end of the year, the Fund’s largest overweight exposures were in the financials, IT and health care sectors, while the largest underweight exposures were to the communication services, utilities and real estate sectors.

As always, we thank you for your investment in Invesco V.I. Equity and Income Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: US Bureau of Economic Analysis

3	Source: Lipper Inc.

Portfolio manager(s):

Chuck Burge

Brian Jurkash (Co-Lead)

Sergio Marcheli

Matthew Titus (Co-Lead)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (6/1/10)	9.45%
10 Years	8.54
5 Years	8.89
1 Year	9.95

Series II Shares
Inception (4/30/03)	7.92%
10 Years	8.29
5 Years	8.61
1 Year	9.65

Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund (renamed Invesco V.I. Equity and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series II shares are those of the Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

      The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

      Invesco V.I. Equity and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

      The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

      Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Equity and Income Fund

Supplemental Information

Invesco V.I. Equity and Income Fund’s investment objectives are both capital appreciation and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment-grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

∎

The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Equity and Income Fund

Fund Information

Portfolio Composition

By security type		% of total net assets
Common Stocks & Other Equity Interests		68.65%
U.S. Dollar Denominated Bonds & Notes		20.90
U.S. Treasury Securities		5.26
Security Types Each Less Than 1% of Portfolio		0.66
Money Market Funds Plus Other Assets Less Liabilities		4.53

Top 10 Equity Holdings*

		% of total net assets
1.	General Motors Co.	2.36%
2.	Cognizant Technology Solutions Corp., Class A	1.97
3.	Philip Morris International, Inc.	1.92
4.	Morgan Stanley	1.87
5.	Wells Fargo & Co.	1.85
6.	Goldman Sachs Group, Inc. (The)	1.83
7.	Corteva, Inc.	1.65
8.	CSX Corp.	1.60
9.	American International Group, Inc.	1.58
10.	PNC Financial Services Group, Inc. (The)	1.56

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Equity and Income Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–68.65%
Aerospace & Defense–3.42%

General Dynamics Corp.	119,194	$ 17,738,451
Raytheon Technologies Corp.	213,576	15,272,820
Textron, Inc.	214,257	10,355,041
		43,366,312

Apparel Retail–1.12%

TJX Cos., Inc. (The)	207,744	14,186,838

Automobile Manufacturers–2.36%

General Motors Co.	718,695	29,926,460

Building Products–2.28%

Johnson Controls International PLC	403,356	18,792,356
Trane Technologies PLC	69,348	10,066,556
		28,858,912

Cable & Satellite–1.80%

Charter Communications, Inc., Class A(b)	15,340	10,148,177
Comcast Corp., Class A	241,301	12,644,172
		22,792,349

Commodity Chemicals–0.75%

Dow, Inc.	171,147	9,498,658

Construction & Engineering–0.46%

Quanta Services, Inc.	81,847	5,894,621

Consumer Finance–0.76%

American Express Co.	80,150	9,690,936

Data Processing & Outsourced Services–0.75%

Fiserv, Inc.(b)	83,861	9,548,413

Diversified Banks–3.77%

Bank of America Corp.	376,435	11,409,745
Citigroup, Inc.	209,883	12,941,386
Wells Fargo & Co.	775,478	23,403,926
		47,755,057

Electric Utilities–1.91%

Duke Energy Corp.	95,326	8,728,048
Exelon Corp.	207,663	8,767,532
FirstEnergy Corp.	221,513	6,780,513
		24,276,093

Electronic Components–0.74%

Corning, Inc.	259,795	9,352,620

Electronic Manufacturing Services–0.70%

TE Connectivity Ltd.	73,600	8,910,752

Fertilizers & Agricultural Chemicals–2.17%

Corteva, Inc.	538,648	20,856,450
Nutrien Ltd. (Canada)	139,024	6,695,396
		27,551,846

Food Distributors–2.07%

Sysco Corp.	180,250	13,385,365

	Shares	Value
Food Distributors–(continued)

US Foods Holding Corp.(b)	386,030	$ 12,858,659
		26,244,024

Health Care Distributors–0.89%

McKesson Corp.	64,531	11,223,232

Health Care Equipment–1.89%

Medtronic PLC	126,836	14,857,569
Zimmer Biomet Holdings, Inc.	59,213	9,124,131
		23,981,700

Health Care Facilities–0.54%

Universal Health Services, Inc., Class B	49,669	6,829,488

Health Care Services–1.48%

Cigna Corp.	48,546	10,106,306
CVS Health Corp.	126,495	8,639,609
		18,745,915

Health Care Supplies–0.46%

Alcon, Inc. (Switzerland)(b)	86,706	5,788,461

Home Improvement Retail–0.70%

Kingfisher PLC (United Kingdom)(b)	2,404,100	8,896,022

Human Resource & Employment Services–0.50%

Adecco Group AG (Switzerland)	95,093	6,376,215

Insurance Brokers–0.65%

Willis Towers Watson PLC	38,860	8,187,025

Integrated Oil & Gas–0.97%

Chevron Corp.	145,869	12,318,637

Internet & Direct Marketing Retail–1.10%

Booking Holdings, Inc.(b)	6,249	13,918,210

Investment Banking & Brokerage–4.29%

Charles Schwab Corp. (The)	140,646	7,459,864
Goldman Sachs Group, Inc. (The)	88,169	23,251,047
Morgan Stanley	345,055	23,646,619
		54,357,530

IT Consulting & Other Services–1.97%

Cognizant Technology Solutions Corp.,
Class A	304,157	24,925,666

Managed Health Care–1.43%

Anthem, Inc.	56,363	18,097,596

Movies & Entertainment–1.37%

Walt Disney Co. (The)(b)	95,581	17,317,366

Multi-line Insurance–1.58%

American International Group, Inc.	528,282	20,000,757

Oil & Gas Exploration & Production–2.46%

Canadian Natural Resources Ltd. (Canada)	271,468	6,523,848
Concho Resources, Inc.	126,591	7,386,585
ConocoPhillips	56,059	2,241,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Shares	Value
Oil & Gas Exploration & Production–(continued)

Devon Energy Corp.	447,664	$ 7,077,568
Parsley Energy, Inc., Class A	557,153	7,911,573
		31,141,373

Other Diversified Financial Services–1.44%

Equitable Holdings, Inc.	296,873	7,596,980
Voya Financial, Inc.	181,627	10,681,484
		18,278,464

Packaged Foods & Meats–0.25%

Mondelez International, Inc., Class A	54,098	3,163,110

Pharmaceuticals–3.68%

Bristol-Myers Squibb Co.	251,171	15,580,137
GlaxoSmithKline PLC (United Kingdom)	287,271	5,263,686
Johnson & Johnson	50,911	8,012,373
Pfizer, Inc.	221,342	8,147,599
Sanofi (France)	99,154	9,580,313
		46,584,108

Railroads–1.60%

CSX Corp.	224,087	20,335,895

Real Estate Services–1.46%

CBRE Group, Inc., Class A(b)	294,282	18,457,367

Regional Banks–4.42%

Citizens Financial Group, Inc.	537,932	19,236,448
PNC Financial Services Group, Inc. (The)	132,676	19,768,724
Truist Financial Corp.	355,151	17,022,388
		56,027,560

Semiconductors–2.89%

Micron Technology, Inc.(b)	108,374	8,147,557
NXP Semiconductors N.V. (Netherlands)	75,149	11,949,443
QUALCOMM, Inc.	108,839	16,580,533
		36,677,533

Specialty Chemicals–0.76%

DuPont de Nemours, Inc.	136,353	9,696,062

Systems Software–1.17%

Oracle Corp.	229,491	14,845,773

Technology Hardware, Storage & Peripherals–0.69%

Apple, Inc.	65,699	8,717,600

Tobacco–1.92%

Philip Morris International, Inc.	293,738	24,318,569

Wireless Telecommunication Services–1.03%

Vodafone Group PLC (United Kingdom)	7,919,762	13,033,030

Total Common Stocks & Other Equity Interests (Cost $634,568,558)		870,094,155

	Principal
	Amount
U.S. Dollar Denominated Bonds & Notes–20.90%

Aerospace & Defense–0.19%

General Dynamics Corp., 3.88%, 07/15/2021	$1,690,000	1,707,227
Precision Castparts Corp., 2.50%, 01/15/2023	333,000	346,146

	Principal
	Amount	Value
Aerospace & Defense–(continued)

Raytheon Technologies Corp., 4.45%, 11/16/2038	$299,000	$377,036
		2,430,409

Agricultural & Farm Machinery–0.09%

Deere & Co., 2.60%, 06/08/2022	1,161,000	1,194,619

Agricultural Products–0.03%

Ingredion, Inc., 6.63%, 04/15/2037	232,000	333,624

Air Freight & Logistics–0.06%

FedEx Corp., 4.90%, 01/15/2034	402,000	519,297
United Parcel Service, Inc., 3.40%, 11/15/2046	236,000	284,711
		804,008

Airlines–0.12%

American Airlines Pass-Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	277,591	261,957
Continental Airlines Pass-Through Trust,
Series 2010-1, Class A, 4.75%, 01/12/2021	112,577	112,691
Series 2012-1, Class A, 4.15%, 04/11/2024	293,349	295,874
United Airlines Pass-Through Trust,
Series 2014-2, Class A, 3.75%, 09/03/2026	356,896	363,612
Series 2018-1, Class AA, 3.50%, 03/01/2030	449,581	447,869
		1,482,003

Alternative Carriers–0.18%

Liberty Latin America Ltd. (Chile), Conv., 2.00%, 07/15/2024	2,431,000	2,322,171

Application Software–0.66%

Nuance Communications, Inc., Conv.,
1.00%, 12/15/2022(c)	1,209,000	2,256,205
1.25%, 04/01/2025	1,081,000	2,465,096
Workday, Inc., Conv., 0.25%, 10/01/2022	2,173,000	3,641,845
		8,363,146

Asset Management & Custody Banks–0.31%

Apollo Management Holdings L.P., 4.00%, 05/30/2024(d)	2,715,000	3,008,871
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	420,000	468,740
Carlyle Holdings Finance LLC, 3.88%, 02/01/2023(d)	98,000	104,322
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(d)	287,000	377,299
		3,959,232

Automobile Manufacturers–0.08%

General Motors Co., 6.60%, 04/01/2036	361,000	494,179
General Motors Financial Co., Inc., 5.25%, 03/01/2026	459,000	541,476
		1,035,655

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal
	Amount	Value
Biotechnology–0.44%

AbbVie, Inc.,
4.50%, 05/14/2035	$656,000	$ 824,518
4.05%, 11/21/2039	1,288,000	1,558,169
4.85%, 06/15/2044	264,000	350,181
Gilead Sciences, Inc., 4.40%, 12/01/2021	448,000	460,294
Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	1,685,000	2,341,768
		5,534,930

Brewers–0.26%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
4.70%, 02/01/2036	914,000	1,160,607
4.90%, 02/01/2046	511,000	667,119
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(d)	910,000	1,036,455
Molson Coors Beverage Co., 4.20%, 07/15/2046	361,000	414,251
		3,278,432

Cable & Satellite–1.34%

BofA Finance LLC, Conv., 0.13%, 09/01/2022	2,151,000	2,512,368
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
4.46%, 07/23/2022	969,000	1,021,810
3.85%, 04/01/2061	1,040,000	1,048,075
Comcast Corp.,
4.15%, 10/15/2028	905,000	1,089,657
6.45%, 03/15/2037	278,000	428,239
3.90%, 03/01/2038	746,000	912,895
Cox Communications, Inc., 2.95%, 10/01/2050(d)	197,000	201,427
DISH Network Corp., Conv., 3.38%, 08/15/2026	7,388,000	7,060,945
Liberty Broadband Corp., Conv., 1.25%, 10/05/2023(c)(d)	2,352,000	2,386,130
NBCUniversal Media LLC, 5.95%, 04/01/2041	197,000	301,140
		16,962,686

Commodity Chemicals–0.04%

LYB Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(d)	339,000	468,967

Communications Equipment–0.51%

Cisco Systems, Inc., 1.85%, 09/20/2021	1,560,000	1,575,909
Finisar Corp., Conv., 0.50%, 12/15/2021(c)	1,013,000	1,018,339
Viavi Solutions, Inc., Conv.,
1.75%, 06/01/2023	1,295,000	1,608,684
1.00%, 03/01/2024	1,806,000	2,320,462
		6,523,394

Construction Machinery & Heavy Trucks–0.06%

Caterpillar Financial Services Corp., 1.70%, 08/09/2021	765,000	771,637

	Principal
	Amount	Value
Consumer Finance–0.28%

American Express Co., 3.63%, 12/05/2024	$306,000	$ 340,159
Capital One Financial Corp., 3.20%, 01/30/2023	943,000	994,073
Discover Bank, 3.35%, 02/06/2023	1,500,000	1,583,625
Synchrony Financial, 3.95%, 12/01/2027	546,000	612,532
		3,530,389

Data Processing & Outsourced Services–0.12%

Fiserv, Inc., 3.80%, 10/01/2023	1,397,000	1,522,280

Diversified Banks–1.72%

ANZ New Zealand (Int’l) Ltd. (New Zealand), 2.88%, 01/25/2022(d)	350,000	359,354
Australia & New Zealand Banking Group Ltd. (Australia), 2.30%, 06/01/2021	713,000	719,246
Bank of America Corp., 3.25%, 10/21/2027	515,000	576,492
BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(d)	700,000	762,307
Citigroup, Inc.,
3.67%, 07/24/2028(e)	496,000	562,428
6.68%, 09/13/2043	741,000	1,206,584
5.30%, 05/06/2044	228,000	321,711
4.75%, 05/18/2046	341,000	455,429
HSBC Holdings PLC (United Kingdom), 2.63%, 11/07/2025(e)	1,775,000	1,889,935
JPMorgan Chase & Co.,
3.20%, 06/15/2026	379,000	424,546
3.51%, 01/23/2029(e)	1,043,000	1,190,560
4.26%, 02/22/2048(e)	479,000	627,364
3.90%, 01/23/2049(e)	1,043,000	1,314,948
Series V, 3.56% (3 mo. USD LIBOR + 3.32%)(f)(g)	582,000	572,508
Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(d)	200,000	220,569
National Australia Bank Ltd. (Australia), 1.88%, 07/12/2021	945,000	953,043
SMBC Aviation Capital Finance DAC (Ireland), 2.65%, 07/15/2021(d)	315,000	318,344
Societe Generale S.A. (France), 5.00%, 01/17/2024(d)	735,000	812,018
Standard Chartered PLC (United Kingdom), 3.05%, 01/15/2021(d)	680,000	680,520
U.S. Bancorp, Series W, 3.10%, 04/27/2026	2,087,000	2,325,549
Wells Fargo & Co.,
3.55%, 09/29/2025	596,000	669,664
4.10%, 06/03/2026	410,000	470,236
4.65%, 11/04/2044	632,000	809,774
Westpac Banking Corp. (Australia), 2.10%, 05/13/2021	3,590,000	3,614,971
		21,858,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal
	Amount	Value
Diversified Capital Markets–0.36%

Credit Suisse AG (Switzerland),
6.50%, 08/08/2023(d)	$686,000	$ 774,248
Conv., 0.50%, 06/24/2024(d)	3,834,000	3,748,502
		4,522,750

Diversified Metals & Mining–0.02%

Rio Tinto Finance USA Ltd. (Australia), 7.13%, 07/15/2028	182,000	256,334

Drug Retail–0.13%

CVS Pass-Through Trust, 6.04%, 12/10/2028	574,936	668,131
Walgreens Boots Alliance, Inc.,
3.30%, 11/18/2021	548,000	559,450
4.50%, 11/18/2034	404,000	464,632
		1,692,213

Electric Utilities–0.50%

Electricite de France S.A. (France), 4.88%, 01/22/2044(d)	846,000	1,069,790
Georgia Power Co., Series B, 3.70%, 01/30/2050	341,000	411,151
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	519,000	591,533
Ohio Power Co., Series M, 5.38%, 10/01/2021	182,000	188,647
PPL Electric Utilities Corp., 6.25%, 05/15/2039	46,000	69,377
Southern Co. (The), 2.35%, 07/01/2021	2,335,000	2,353,536
Xcel Energy, Inc.,
0.50%, 10/15/2023	552,000	553,897
3.50%, 12/01/2049	957,000	1,121,974
		6,359,905

Environmental & Facilities Services–0.04%

Waste Management, Inc., 3.90%, 03/01/2035	427,000	523,756

Food Retail–0.26%

Nestle Holdings, Inc., 3.10%, 09/24/2021(d)	3,190,000	3,246,426

General Merchandise Stores–0.03%

Dollar General Corp., 3.25%, 04/15/2023	333,000	352,431

Health Care Equipment–0.76%

Becton, Dickinson and Co., 4.88%, 05/15/2044	342,000	423,067
DexCom, Inc., Conv., 0.75%, 12/01/2023	2,639,000	6,006,674
Integra LifeSciences Holdings Corp., Conv., 0.50%, 08/15/2025(d)	1,758,000	1,943,323
Medtronic, Inc., 4.38%, 03/15/2035	234,000	315,221
NuVasive, Inc., Conv., 2.25%, 03/15/2021	503,000	511,769
Tandem Diabetes Care, Inc., Conv., 1.50%, 05/01/2025(d)	338,000	399,750
		9,599,804

	Principal
	Amount	Value
Health Care REITs–0.08%

Healthpeak Properties, Inc.,
4.20%, 03/01/2024	$438,000	$ 481,140
3.88%, 08/15/2024	461,000	510,413
		991,553

Health Care Services–0.13%

Cigna Corp., 4.80%, 08/15/2038	298,000	388,500
CVS Health Corp., 3.38%, 08/12/2024	341,000	372,653
Laboratory Corp. of America Holdings,
3.20%, 02/01/2022	548,000	564,388
4.70%, 02/01/2045	241,000	316,594
		1,642,135

Health Care Technology–0.32%

Teladoc Health, Inc., Conv., 1.25%, 06/01/2027(d)	3,333,000	4,008,615

Home Improvement Retail–0.05%

Home Depot, Inc. (The), 2.00%, 04/01/2021	575,000	576,505

Hotel & Resort REITs–0.01%

Service Properties Trust, 5.00%, 08/15/2022	182,000	185,640

Industrial Conglomerates–0.05%

Honeywell International, Inc., 0.46% (3 mo. USD LIBOR + 0.23%), 08/19/2022(g)	590,000	590,646

Insurance Brokers–0.02%

Willis North America, Inc., 3.60%, 05/15/2024	228,000	249,032

Integrated Oil & Gas–0.13%

BP Capital Markets America, Inc., 2.94%, 06/04/2051	965,000	985,414
Husky Energy, Inc. (Canada), 3.95%, 04/15/2022	274,000	282,406
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	304,000	335,486
		1,603,306

Integrated Telecommunication Services–0.51%

AT&T, Inc.,
3.00%, 06/30/2022	474,000	490,675
4.30%, 02/15/2030	318,000	380,144
4.50%, 05/15/2035	421,000	511,039
3.50%, 09/15/2053(d)	447,000	447,025
3.55%, 09/15/2055(d)	157,000	156,475
3.80%, 12/01/2057(d)	255,000	265,904
Orange S.A. (France), 4.13%, 09/14/2021	1,385,000	1,420,135
Telefonica Emisiones S.A. (Spain),
4.67%, 03/06/2038	750,000	906,032
5.21%, 03/08/2047	700,000	903,848
Verizon Communications, Inc.,
4.40%, 11/01/2034	297,000	370,765
4.81%, 03/15/2039	459,000	598,840
		6,450,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal
	Amount	Value
Interactive Home Entertainment–0.08%

Zynga, Inc., Conv., 0.00%, 12/15/2026(d)(h)	$1,015,000	$ 1,070,584

Internet & Direct Marketing Retail–0.87%

Booking Holdings, Inc., Conv.,
0.90%, 09/15/2021	1,430,000	1,660,985
0.75%, 05/01/2025(d)	345,000	502,943
Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(d)	3,211,000	6,226,663
Trip.com Group Ltd. (China), Conv., 1.25%, 09/15/2022	2,721,000	2,598,583
		10,989,174

Internet Services & Infrastructure–0.28%

Shopify, Inc. (Canada), Conv., 0.13%, 11/01/2025	3,000,000	3,547,500

Investment Banking & Brokerage–0.62%

Goldman Sachs Group, Inc. (The),
5.25%, 07/27/2021	364,000	374,261
4.25%, 10/21/2025	502,000	576,018
GS Finance Corp., Series 0001, Conv., 0.25%, 07/08/2024	5,920,000	6,204,160
Morgan Stanley, 4.00%, 07/23/2025	619,000	708,835
		7,863,274

IT Consulting & Other Services–0.04%

DXC Technology Co., 4.45%, 09/18/2022	446,000	469,562

Life & Health Insurance–0.33%

Athene Global Funding,
4.00%, 01/25/2022(d)	1,110,000	1,149,694
2.75%, 06/25/2024(d)	260,000	275,181
Guardian Life Global Funding, 2.90%, 05/06/2024(d)	669,000	720,531
Jackson National Life Global Funding,
2.10%, 10/25/2021(d)	479,000	485,990
3.25%, 01/30/2024(d)	438,000	471,126
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(d)	405,000	490,668
Prudential Financial, Inc., 3.91%, 12/07/2047	141,000	169,709
Reliance Standard Life Global Funding II, 3.05%, 01/20/2021(d)	423,000	423,493
		4,186,392

Managed Health Care–0.05%

UnitedHealth Group, Inc., 3.50%, 08/15/2039	543,000	645,988

Movies & Entertainment–0.86%

Liberty Media Corp., Conv.,
2.25%, 10/05/2021(c)	1,399,000	664,486
1.38%, 10/15/2023	5,513,000	6,995,990
Liberty Formula One, Conv., 1.00%, 01/30/2023	520,000	664,883
Live Nation Entertainment, Inc., Conv., 2.50%, 03/15/2023	1,953,000	2,530,698
		10,856,057

	Principal
	Amount	Value
Multi-line Insurance–0.15%

American International Group, Inc., 4.38%, 01/15/2055	$656,000	$ 844,142
Liberty Mutual Group, Inc., 3.95%, 05/15/2060(d)	887,000	1,062,192
		1,906,334

Multi-Utilities–0.11%

NiSource, Inc., 4.38%, 05/15/2047	562,000	714,239
Sempra Energy, 3.80%, 02/01/2038	551,000	639,051
		1,353,290

Office REITs–0.05%

Office Properties Income Trust, 4.00%, 07/15/2022	664,000	679,060

Oil & Gas Exploration & Production–0.16%

Cameron LNG LLC, 3.70%, 01/15/2039(d)	606,000	684,255
ConocoPhillips, 4.15%, 11/15/2034	217,000	252,204
Noble Energy, Inc., 5.25%, 11/15/2043	756,000	1,086,027
		2,022,486

Oil & Gas Storage & Transportation–0.69%

Energy Transfer Operating L.P.,
4.20%, 09/15/2023	1,722,000	1,857,746
4.90%, 03/15/2035	325,000	358,403
5.00%, 05/15/2050	716,000	775,994
Enterprise Products Operating LLC,
6.45%, 09/01/2040	23,000	32,964
4.25%, 02/15/2048	686,000	805,706
Kinder Morgan, Inc., 5.30%, 12/01/2034	384,000	473,391
MPLX L.P.,
4.50%, 07/15/2023	1,656,000	1,804,366
4.50%, 04/15/2038	799,000	913,936
Plains All American Pipeline L.P./PAA Finance Corp., 3.65%, 06/01/2022	323,000	332,672
Spectra Energy Partners L.P., 4.50%, 03/15/2045	488,000	571,144
Sunoco Logistics Partners Operations L.P., 5.30%, 04/01/2044	587,000	634,958
Texas Eastern Transmission L.P., 7.00%, 07/15/2032	169,000	235,141
		8,796,421

Other Diversified Financial Services–1.68%

Convertible Trust - Energy, Series 2019-1, 0.33%, 09/19/2024	5,688,000	5,892,199
Convertible Trust - Healthcare, Series 2018-1, 0.25%, 02/05/2024	5,897,000	6,697,812
Convertible Trust - Media, Series 2019, Class 1, 0.25%, 12/04/2024	5,704,000	7,774,552
MassMutual Global Funding II, 2.00%, 04/15/2021(d)	945,000	949,668
		21,314,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal
	Amount	Value
Packaged Foods & Meats–0.05%

Kraft Heinz Foods Co. (The), 4.63%, 10/01/2039(d)	$525,000	$ 587,322
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	60,000	69,244
		656,566

Paper Packaging–0.12%

International Paper Co., 6.00%, 11/15/2041	223,000	327,080
Packaging Corp. of America, 4.50%, 11/01/2023	1,037,000	1,143,934
		1,471,014

Pharmaceuticals–0.97%

Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(d)	985,000	1,158,831
Bayer US Finance LLC (Germany), 3.00%, 10/08/2021(d)	590,000	600,138
Bristol-Myers Squibb Co.,
4.00%, 08/15/2023	485,000	531,254
4.13%, 06/15/2039	603,000	770,059
4.63%, 05/15/2044	1,390,000	1,897,988
GlaxoSmithKline Capital, Inc. (United Kingdom), 6.38%, 05/15/2038	64,000	101,053
Jazz Investments I Ltd., Conv., 2.00%, 06/15/2026(d)	1,374,000	1,794,931
Pacira BioSciences, Inc., Conv.,
2.38%, 04/01/2022	205,000	235,622
0.75%, 08/01/2025(d)	852,000	962,341
Pfizer, Inc.,
3.00%, 09/15/2021	1,805,000	1,840,977
2.20%, 12/15/2021	575,000	586,237
Supernus Pharmaceuticals, Inc., Conv., 0.63%, 04/01/2023	1,057,000	1,007,681
Utah Acquisition Sub, Inc., 3.15%, 06/15/2021	393,000	396,812
Zoetis, Inc., 4.70%, 02/01/2043	333,000	456,018
		12,339,942

Property & Casualty Insurance–0.21%

Allstate Corp. (The), 3.28%, 12/15/2026	292,000	333,701
Markel Corp.,
5.00%, 03/30/2043	351,000	437,086
5.00%, 05/20/2049	482,000	665,449
Travelers Cos., Inc. (The), 4.60%, 08/01/2043	605,000	848,856
W.R. Berkley Corp., 4.63%, 03/15/2022	382,000	400,462
		2,685,554

Railroads–0.18%

CSX Corp., 5.50%, 04/15/2041	346,000	484,526
Norfolk Southern Corp., 3.40%, 11/01/2049	456,000	523,135
Union Pacific Corp.,
3.65%, 02/15/2024	92,000	99,946
4.15%, 01/15/2045	401,000	498,563
3.84%, 03/20/2060	519,000	643,890
		2,250,060

	Principal
	Amount	Value
Real Estate Services–0.24%

Redfin Corp., Conv., 0.00%, 10/15/2025(d)(h)	$2,531,000	$ 3,037,574

Regional Banks–0.09%

Citizens Financial Group, Inc., 2.38%, 07/28/2021	415,000	419,035
PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029	669,000	771,334
		1,190,369

Reinsurance–0.12%

PartnerRe Finance B LLC, 3.70%, 07/02/2029	1,015,000	1,169,121
Reinsurance Group of America, Inc., 4.70%, 09/15/2023	352,000	389,239
		1,558,360

Renewable Electricity–0.05%

Oglethorpe Power Corp., 4.55%, 06/01/2044	529,000	597,090

Restaurants–0.06%

Starbucks Corp., 3.55%, 08/15/2029	685,000	797,331

Retail REITs–0.09%

Regency Centers L.P.,
2.95%, 09/15/2029	745,000	796,490
4.65%, 03/15/2049	256,000	308,888
		1,105,378

Semiconductors–1.11%

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/2024	610,000	659,600
Cree, Inc., Conv.,
0.88%, 09/01/2023	1,359,000	2,472,275
1.75%, 05/01/2026(d)	956,000	2,218,290
Microchip Technology, Inc., Conv., 0.13%, 11/15/2024	3,726,000	4,125,023
Micron Technology, Inc., 4.66%, 02/15/2030	670,000	823,037
NVIDIA Corp., 2.20%, 09/16/2021	720,000	728,845
NXP B.V./NXP Funding LLC (Netherlands),
3.88%, 09/01/2022(d)	1,885,000	1,987,084
5.35%, 03/01/2026(d)	656,000	791,181
Texas Instruments, Inc., 2.63%, 05/15/2024	210,000	224,397
		14,029,732

Soft Drinks–0.10%

PepsiCo, Inc., 3.00%, 08/25/2021	1,300,000	1,324,339

Specialized REITs–0.17%

Crown Castle International Corp., 4.75%, 05/15/2047	46,000	59,104
EPR Properties, 4.75%, 12/15/2026	1,556,000	1,573,750
LifeStorage L.P., 3.50%, 07/01/2026	404,000	456,496
		2,089,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal
	Amount	Value

Specialty Chemicals–0.02%

Sherwin-Williams Co. (The), 4.50%, 06/01/2047	$156,000	$208,679

Systems Software–0.37%

FireEye, Inc.,
Series B, Conv., 1.63%, 06/01/2022(c)	1,587,000	1,565,221

Series A, Conv., 1.00%, 06/01/2025(c)	1,566,000	1,549,270

Microsoft Corp., 3.50%, 02/12/2035	367,000	452,095

Oracle Corp., 3.60%, 04/01/2040	965,000	1,131,573

		4,698,159

Technology Distributors–0.06%

Avnet, Inc., 4.63%, 04/15/2026	641,000	725,895

Technology Hardware, Storage & Peripherals–0.28%

Apple, Inc.,
2.15%, 02/09/2022	652,000	665,610

3.35%, 02/09/2027	305,000	348,093

Dell International LLC/EMC Corp.,
5.45%, 06/15/2023(d)	587,000	649,408

8.35%, 07/15/2046(d)	14,000	21,180

Western Digital Corp., Conv., 1.50%, 02/01/2024	1,916,000	1,913,980

		3,598,271

Tobacco–0.26%

Altria Group, Inc., 5.80%, 02/14/2039	1,088,000	1,433,565

Philip Morris International, Inc.,
3.60%, 11/15/2023	369,000	402,181

4.88%, 11/15/2043	1,102,000	1,480,194

		3,315,940

Trading Companies & Distributors–0.10%

Air Lease Corp.,
3.00%, 09/15/2023	63,000	66,296

4.25%, 09/15/2024	392,000	429,814

Aircastle Ltd., 4.40%, 09/25/2023	761,000	806,750

		1,302,860

Trucking–0.14%

Aviation Capital Group LLC,
2.88%, 01/20/2022(d)	1,015,000	1,027,885

4.88%, 10/01/2025(d)	669,000	723,477

		1,751,362

Wireless Telecommunication Services–0.25%

America Movil S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042	600,000	751,912

Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	533,000	679,033

4.30%, 02/15/2048	1,379,000	1,764,833

		3,195,778

Total U.S. Dollar Denominated Bonds & Notes (Cost $227,516,448)		264,857,571

U.S. Treasury Securities–5.26%

U.S. Treasury Bills–0.00%

0.11%, 02/04/2021(i)(j)	10,000	9,999

	Principal
	Amount	Value
U.S. Treasury Bonds–0.87%

4.50%, 02/15/2036	$2,636,800	$3,866,929

4.50%, 08/15/2039	36,400	55,632

4.38%, 05/15/2040	72,800	110,357

1.38%, 08/15/2050	7,472,600	6,984,546

		11,017,464

U.S. Treasury Notes–4.39%

0.13%, 11/30/2022	17,189,300	17,191,986

0.13%, 12/15/2023	15,880,500	15,861,270

0.38%, 11/30/2025	16,710,100	16,730,987

0.63%, 11/30/2027	3,189,800	3,188,305

0.88%, 11/15/2030	2,681,100	2,671,046

		55,643,594

Total U.S. Treasury Securities (Cost $66,098,164)		66,671,057

	Shares

Preferred Stocks–0.58%

Asset Management & Custody Banks–0.17%

AMG Capital Trust II, 5.15%, Conv. Pfd.	42,732	2,135,798

Diversified Banks–0.02%

Wells Fargo & Co., 5.85%, Series Q, Pfd.(e)	10,911	292,960

Oil & Gas Storage & Transportation–0.39%

El Paso Energy Capital Trust I, 4.75%, Conv. Pfd.	95,499	4,943,028

Total Preferred Stocks (Cost $5,854,432)		7,371,786

	Principal
	Amount

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.08%

Federal Home Loan Mortgage Corp. (FHLMC)–0.08%

6.75%, 03/15/2031	$682,000	1,051,119

5.50%, 02/01/2037	8	9

		1,051,128

Federal National Mortgage Association (FNMA)–0.00%

9.50%, 04/01/2030	630	706

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $843,029)		1,051,834

	Shares

Money Market Funds–4.64%

Invesco Government & Agency Portfolio, Institutional Class, 0.03%(k)(l)	22,007,337	22,007,337

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(k)(l)	11,692,344	11,695,851

Invesco Treasury Portfolio, Institutional Class, 0.01%(k)(l)	25,151,242	25,151,242

Total Money Market Funds (Cost $58,847,595)		58,854,430

TOTAL INVESTMENTS IN SECURITIES–100.11% (Cost $993,728,226)		1,268,900,833

OTHER ASSETS LESS LIABILITIES–(0.11)%		(1,419,641)

NET ASSETS–100.00%		$1,267,481,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Investment Abbreviations:

Conv.	– Convertible
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $56,869,271, which represented 4.49% of the Fund’s Net Assets.

(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2020.
(h)	Zero coupon bond issued at a discount.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$19,017,510	$96,819,974	$(93,830,147)	$ -	$-	$22,007,337	$70,460

Invesco Liquid Assets Portfolio, Institutional Class	13,563,951	69,157,124	(71,030,065)	4,528	313	11,695,851	69,114

Invesco Treasury Portfolio, Institutional Class	21,734,298	110,651,398	(107,234,454)	-	-	25,151,242	75,619

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	-	10,778,973	(10,778,973)	-	-	-	1,310*

Invesco Liquid Assets Portfolio, Institutional Class	-	3,141,262	(3,139,648)	-	(1,614)	-	865*

Invesco Private Government Fund	-	5,048,621	(5,048,621)	-	-	-	35*

Invesco Private Prime Fund	-	1,970,952	(1,971,046)	-	94	-	19*

Total	$54,315,759	$297,568,304	$(293,032,954)	$4,528	$(1,207)	$58,854,430	$217,422

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(l) The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Open Futures Contracts

Short Futures Contracts		Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 5 Year Notes		10	March-2021	$(1,261,641)	$(2,989)	$(2,989)

Open Forward Foreign Currency Contracts

						Unrealized
Settlement			Contract to			Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

Currency Risk

01/15/2021	State Street Bank & Trust Co.		CHF 259,598	USD	293,667	$339

01/15/2021	State Street Bank & Trust Co.		EUR 206,737	USD	253,566	937

01/15/2021	State Street Bank & Trust Co.		USD 191,963	CAD	247,326	2,350

See	accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

01/15/2021	State Street Bank & Trust Co.	USD	442,223	CHF	393,032	$ 1,876

01/15/2021	State Street Bank & Trust Co.	USD	310,836	EUR	255,075	862

01/15/2021	State Street Bank & Trust Co.	USD	1,654,715	GBP	1,230,080	27,589

Subtotal–Appreciation						33,953

Currency Risk

01/15/2021	Bank of New York Mellon (The)	CAD	6,588,230	USD	5,172,269	(3,806)

01/15/2021	Bank of New York Mellon (The)	EUR	5,789,354	USD	7,040,978	(33,512)

01/15/2021	Bank of New York Mellon (The)	GBP	16,071,964	USD	21,522,979	(457,654)

01/15/2021	State Street Bank & Trust Co.	CAD	121,003	USD	94,983	(84)

01/15/2021	State Street Bank & Trust Co.	CHF	8,230,018	USD	9,290,116	(9,222)

01/15/2021	State Street Bank & Trust Co.	EUR	130,884	USD	159,550	(388)

01/15/2021	State Street Bank & Trust Co.	GBP	403,397	USD	543,312	(8,389)

01/15/2021	State Street Bank & Trust Co.	USD	174,603	CAD	222,174	(51)

Subtotal–Depreciation						(513,106)

Total Forward Foreign Currency Contracts						$(479,153)

Abbreviations:

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound Sterling

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $934,880,631)	$1,210,046,403

Investments in affiliated money market funds, at value (Cost $58,847,595)	58,854,430

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	33,953

Foreign currencies, at value (Cost $783)	793

Receivable for:
Investments sold	2,660,730
Fund shares sold	13,338

Dividends	1,665,255

Interest	1,736,781

Investment for trustee deferred compensation and retirement plans	171,827

Total assets	1,275,183,510

Liabilities:
Other investments:
Variation margin payable - futures contracts	469

Unrealized depreciation on forward foreign currency contracts outstanding	513,106

Payable for:
Investments purchased	5,116,721

Fund shares reacquired	457,771

Amount due custodian	643,460

Accrued fees to affiliates	685,739

Accrued trustees’ and officers’ fees and benefits	571

Accrued other operating expenses	93,975

Trustee deferred compensation and retirement plans	190,506

Total liabilities	7,702,318

Net assets applicable to shares outstanding	$1,267,481,192

Net assets consist of:
Shares of beneficial interest	$973,640,832

Distributable earnings	293,840,360

$1,267,481,192

Net Assets:
Series I	$43,098,779

Series II	$1,224,382,413

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	2,403,983

Series II	68,694,164

Series I:
Net asset value per share	$17.93

Series II:
Net asset value per share	$17.82

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $200,707)	$19,623,657

Interest	6,971,100

Dividends from affiliated money market funds (includes securities lending income of $64,619)	279,812

Total investment income	26,874,569

Expenses:
Advisory fees	4,292,612

Administrative services fees	1,835,917

Custodian fees	34,000

Distribution fees - Series II	2,691,046

Transfer agent fees	34,607

Trustees’ and officers’ fees and benefits	37,587

Reports to shareholders	17,908

Professional services fees	63,880

Other	9,963

Total expenses	9,017,520

Less: Fees waived	(57,375)

Net expenses	8,960,145

Net investment income	17,914,424

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	11,762,128

Affiliated investment securities	(1,207)

Foreign currencies	450,690

Forward foreign currency contracts	(2,855,287)

Futures contracts	(83,105)

9,273,219

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	66,429,215

Affiliated investment securities	4,528

Foreign currencies	5,349

Forward foreign currency contracts	687,602

Futures contracts	(8,096)

67,118,598

Net realized and unrealized gain	76,391,817

Net increase in net assets resulting from operations	$94,306,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$17,914,424	$23,135,130

Net realized gain	9,273,219	83,910,028

Change in net unrealized appreciation	67,118,598	121,055,875

Net increase in net assets resulting from operations	94,306,241	228,101,033

Distributions to shareholders from distributable earnings:
Series I	(2,664,901)	(4,953,688)

Series II	(74,585,577)	(114,458,310)

Total distributions from distributable earnings	(77,250,478)	(119,411,998)

Share transactions–net:
Series I	(8,088,300)	(131,330,818)

Series II	(27,486,339)	100,806,762

Net increase (decrease) in net assets resulting from share transactions	(35,574,639)	(30,524,056)

Net increase (decrease) in net assets	(18,518,876)	78,164,979

Net assets:
Beginning of year	1,286,000,068	1,207,835,089

End of year	$1,267,481,192	$1,286,000,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net
				(losses)								net assets		assets without		Ratio of net
	Net asset			on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)		unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)

Series I
Year ended 12/31/20	$17.52	$0.30		$1.30	$1.60	$(0.42)	$(0.77)	$(1.19)	$17.93	9.95%	$43,099	0.56	%(d)	0.57	%(d)	1.84	%(d)	96%
Year ended 12/31/19	16.12	0.36		2.82	3.18	(0.47)	(1.31)	(1.78)	17.52	20.37	50,731	0.54		0.55		2.02		150
Year ended 12/31/18	19.04	0.35		(2.00)	(1.65)	(0.43)	(0.84)	(1.27)	16.12	(9.50)	165,924	0.54		0.55		1.91		150
Year ended 12/31/17	17.76	0.35	(e)	1.58	1.93	(0.31)	(0.34)	(0.65)	19.04	11.03	184,768	0.55		0.56		1.93	(e)	119
Year ended 12/31/16	16.23	0.29		2.10	2.39	(0.32)	(0.54)	(0.86)	17.76	15.12	157,774	0.60		0.61		1.78		101

Series II
Year ended 12/31/20	17.42	0.26		1.28	1.54	(0.37)	(0.77)	(1.14)	17.82	9.65	1,224,382	0.81	(d)	0.82	(d)	1.59	(d)	96
Year ended 12/31/19	16.04	0.31		2.80	3.11	(0.42)	(1.31)	(1.73)	17.42	20.01	1,235,269	0.79		0.80		1.77		150
Year ended 12/31/18	18.95	0.31		(2.00)	(1.69)	(0.38)	(0.84)	(1.22)	16.04	(9.73)	1,041,911	0.79		0.80		1.66		150
Year ended 12/31/17	17.68	0.31	(e)	1.57	1.88	(0.27)	(0.34)	(0.61)	18.95	10.78	1,385,490	0.80		0.81		1.68	(e)	119
Year ended 12/31/16	16.16	0.25		2.09	2.34	(0.28)	(0.54)	(0.82)	17.68	14.84	1,314,323	0.85		0.86		1.53		101

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $42,899 and $1,076,418 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.30 and 1.64% and $0.26 and 1.39% for Series I and Series II shares, respectively.

See	accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Equity and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objectives are both capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

Invesco V.I. Equity and Income Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

Invesco V.I. Equity and Income Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $57,375.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $158,403 for accounting and fund administrative services and was reimbursed $1,677,514 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the

Invesco V.I. Equity and Income Fund

annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $2,204 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$821,156,428	$48,937,727	$ –	$870,094,155

U.S. Dollar Denominated Bonds & Notes	–	264,857,571	–	264,857,571

U.S. Treasury Securities	–	66,671,057	–	66,671,057

Preferred Stocks	7,371,786	–	–	7,371,786

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	1,051,834	–	1,051,834

Money Market Funds	58,854,430	–	–	58,854,430

Total Investments in Securities	887,382,644	381,518,189	–	1,268,900,833

Other Investments - Assets*

Forward Foreign Currency Contracts	–	33,953	–	33,953

Other Investments - Liabilities*

Futures Contracts	(2,989)	–	–	(2,989)

Forward Foreign Currency Contracts	–	(513,106)	–	(513,106)

	(2,989)	(513,106)	–	(516,095)

Total Other Investments	(2,989)	(479,153)	–	(482,142)

Total Investments	$887,379,655	$381,039,036	$ –	$1,268,418,691

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on forward foreign currency contracts outstanding	$33,953	$-	$33,953

Derivatives not subject to master netting agreements	-	-	-

Total Derivative Assets subject to master netting agreements	$33,953	$-	$33,953

Invesco V.I. Equity and Income Fund

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(2,989)	$(2,989)

Unrealized depreciation on forward foreign currency contracts outstanding	(513,106)	-	(513,106)

Total Derivative Liabilities	(513,106)	(2,989)	(516,095)

Derivatives not subject to master netting agreements	-	2,989	2,989

Total Derivative Liabilities subject to master netting agreements	$(513,106)	$-	$(513,106)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of New York Mellon (The)	$ –	$(494,972)	$(494,972)	$–	$–	$(494,972)

State Street Bank & Trust Co.	33,953	(18,134)	15,819	–	–	15,819

Total	$33,953	$(513,106)	$(479,153)	$–	$–	$(479,153)

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Currency	Interest
	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(2,855,287)	$-	$(2,855,287)

Futures contracts	-	(83,105)	(83,105)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	687,602	-	687,602

Futures contracts	-	(8,096)	(8,096)

Total	$(2,167,685)	$(91,201)	$(2,258,886)

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures
	Contracts	Contracts

Average notional value	$60,144,965	$1,478,947

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Invesco V.I. Equity and Income Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:
	2020	2019
Ordinary income*	$29,918,266	$29,108,510
Long-term capital gain	47,332,212	90,303,488
Total distributions	$77,250,478	$119,411,998

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2020

Undistributed ordinary income	$34,735,702

Net unrealized appreciation – investments	259,220,044

Net unrealized appreciation - foreign currencies	18,058

Temporary book/tax differences	(133,444)

Shares of beneficial interest	973,640,832

Total net assets	$1,267,481,192

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, the tax treatment of equity securities, grantor trusts, forward foreign currency contracts and contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $351,012,113 and $350,640,945, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $671,100,801 and $766,531,118, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$276,446,456
Aggregate unrealized (depreciation) of investments	(17,226,412)

Net unrealized appreciation of investments	$259,220,044

    Cost of investments for tax purposes is $1,009,198,647.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of contingent payment debt instruments, grantor trusts and foreign currency transactions, on December 31, 2020, undistributed net investment income was increased by $3,038,852, undistributed net realized gain was decreased by $3,128,315 and shares of beneficial interest was increased by $89,463. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	192,505	$3,212,832	400,977	$7,034,559

Series II	8,497,726	137,573,138	10,719,286	190,855,182

Issued as reinvestment of dividends:
Series I	166,556	2,664,901	298,775	4,953,688

Series II	4,685,024	74,585,577	6,936,867	114,458,310

Invesco V.I. Equity and Income Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(851,279)	$(13,966,033)	(8,098,584)	$(143,319,065)

Series II	(15,407,946)	(239,645,054)	(11,706,489)	(204,506,730)

Net increase (decrease) in share activity	(2,717,414)	$(35,574,639)	(1,449,168)	$(30,524,056)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco V.I. Managed Volatility Fund (the “Target Fund”) in exchange for shares of the Fund.

The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the Target Fund shareholders for their consideration at a meeting to be held in or around April 2021. The reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

Invesco V.I. Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Equity and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Equity and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,211.50	$3.11	$1,022.32	$2.85	0.56%
Series II	1,000.00	1,209.70	4.50	1,021.06	4.12	0.81

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$47,332,212
Corporate Dividends Received Deduction*	53.94%
U.S. Treasury Obligations*	9.46%
Business Interest Income*	16.94%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197

Director, Board of Directors of

Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197

Resideo

Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Equity and Income Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Global Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGCE-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco V.I. Global Core Equity Fund (the Fund) underperformed the MSCI World Index, the Fund’s broad market/style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	13.23%
Series II Shares	13.03
MSCI World Index▼ (Broad Market/Style-Specific Index)	15.90
Lipper VUF Global Multi-Cap Value Funds Classification Average∎ (Peer Group)	2.45

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers.

Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    The Fund’s relative performance compared to the MSCI World Index was primarily due to investments in the consumer discretionary sector which lagged those of the index over the year. In terms of market allocation, the Fund had an average overweighting to financials which hurt relative performance due to the sector lagging the market average. In contrast, the Fund’s investments in the communication services sector outperformed the index over the year and benefited relative performance.

    The most significant individual contributors during the year included Salesforce.com and Sabre. Shares in Salesforce.com rose on strong reported operating results despite the pandemic and also benefited as companies offering SaaS (software as a service) were in favor in 2020. Salesforce.com was sold from the portfolio during the year.

    Shares in Sabre rebounded late in 2020 after being hit hard as a result of the pandemic. Sabre is a leading technology firm serving the travel industry. Shares rallied on news the company was expanding its AI-based platform offerings to clients and also due to optimism that approved COVID-19 vaccines would help normalize the travel industry.

    The most significant individual detractors during the year included Carnival and Airbus. Shares in Carnival and Airbus were adversely impacted by the pandemic’s impact on global travel. Both Carnival and Airbus were sold from the portfolio during the year.

    On October 15, 2020, the Fund’s investment strategies and portfolio advisor were changed. The Fund will continue to provide diversified exposure to global equities. Both the previous and current investment teams focused on bottom up stock selection. However, investors should expect the new investment team to run a more concentrated, lower-turnover portfolio, with a longer investment horizon. The team seeks to own high quality companies that possess sustainable competitive advantage and that trade at a significant margin of safety to their assessment of intrinsic value. The performance of this Fund for the period prior to this date would have been different had the current investment strategies and portfolio advisor been in place during that period. The new portfolio management team did sell a significant percentage of holdings after this date to re-position the portfolio and this transition is substantially completed.

    Thank you for your investment in Invesco V.I. Global Core Equity Fund.

Portfolio manager(s):

Sunny Basi

Michael Hatcher (Lead)

Marina Pomerantz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (1/2/97)	5.56%
10 Years	6.86
5 Years	9.52
1 Year	13.23

Series II Shares
Inception (6/1/10)	8.12%
10 Years	6.60
5 Years	9.24
1 Year	13.03

Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund (renamed Invesco V.I. Global Core Equity Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I shares are those of the Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Global Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Core Equity Fund

Supplemental Information

Invesco V.I. Global Core Equity Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper VUF Global Multi-Cap Value Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Global Multi Cap Value Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Global Core Equity Fund

Fund Information

Portfolio Composition

By country	% of total net assets

United States	52.60%
Germany	12.77
Switzerland	7.99
United Kingdom	7.09
China	6.43
Canada	3.12
Hong Kong	3.12
Belgium	2.60
France	2.48
Money Market Funds Plus Other Assets Less Liabilities	1.80

Top 10 Equity Holdings*

% of total net assets
1. Microsoft Corp.	6.18%
2. Visa, Inc., Class A	4.96
3. SAP SE	4.92
4. KION Group AG	4.87
5. Analog Devices, Inc.	4.13
6. Accenture PLC, Class A	3.75
7. Alphabet, Inc., Class A	3.71
8. Alibaba Group Holding Ltd., ADR	3.68
9. Equinix, Inc.	3.57
10. British American Tobacco PLC	3.48

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Global Core Equity Fund

Schedule of Investments

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–98.20%
Belgium–2.60%
Anheuser-Busch InBev S.A./N.V., ADR(a)	25,533	$1,785,012

Canada–3.12%
Canadian Natural Resources Ltd.	57,942	1,392,447

Constellation Software, Inc.	577	749,261

Topicus.com, Inc.(b)(c)	1,073	4,057

		2,145,765

China–6.43%
Alibaba Group Holding Ltd., ADR(b)	10,866	2,528,844

Kweichow Moutai Co. Ltd., A Shares	6,200	1,894,653

		4,423,497

France–2.48%
Bureau Veritas S.A.	64,106	1,705,157

Germany–12.77%
Henkel AG & Co. KGaA	21,331	2,053,373

KION Group AG	38,541	3,350,805

SAP SE	25,726	3,380,616

		8,784,794

Hong Kong–3.12%
AIA Group Ltd.	174,000	2,143,274

Switzerland–7.99%
Cie Financiere Richemont S.A.	20,135	1,819,445

Cie Financiere Richemont S.A., Wts., expiring 11/23/2022(b)	40,270	10,462

Roche Holding AG	4,920	1,716,627

Temenos AG	13,970	1,949,305

		5,495,839

United Kingdom–7.09%
British American Tobacco PLC	64,285	2,391,076

Imperial Brands PLC	34,998	735,356

Unilever PLC	28,884	1,748,958

		4,875,390

United States–52.60%
Accenture PLC, Class A	9,878	2,580,232

Alphabet, Inc., Class A(b)	1,457	2,553,597

Investment Abbreviations:

ADR - American Depositary Receipt

Wts. - Warrants

	Shares	Value

United States–(continued)
Alphabet, Inc., Class C(b)	349	$611,406

Analog Devices, Inc.	19,227	2,840,405

Aon PLC, Class A	6,434	1,359,311

Aptiv PLC	17,283	2,251,802

AutoZone, Inc.(b)	1,768	2,095,858

Becton, Dickinson and Co.	7,926	1,983,244

BorgWarner, Inc.	40,099	1,549,425

Equinix, Inc.	3,441	2,457,493

Flowserve Corp.	53,660	1,977,371

Honeywell International, Inc.	10,204	2,170,391

Microsoft Corp.	19,090	4,245,998

Sabre Corp.	189,717	2,280,398

Visa, Inc., Class A	15,587	3,409,345

Walt Disney Co. (The)(b)	9,949	1,802,560

		36,168,836

Total Common Stocks & Other Equity Interests (Cost $59,879,940)		67,527,564

Money Market Funds–2.24%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	559,248	559,248

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)(e)	343,756	343,859

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	639,140	639,140

Total Money Market Funds (Cost $1,542,264)		1,542,247

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.44% (Cost $61,422,204)		69,069,811

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.66%
Invesco Private Government Fund, 0.02%(d)(e)(f)	730,505	730,505

Invesco Private Prime Fund, 0.12%(d)(e)(f)	1,095,429	1,095,758

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,826,263)		1,826,263

TOTAL INVESTMENTS IN SECURITIES–103.10% (Cost $63,248,467)		70,896,074

OTHER ASSETS LESS LIABILITIES–(3.10)%		(2,132,644)

NET ASSETS–100.00%		$68,763,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at December 31, 2020.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio,

Institutional Class	$40,649	$7,830,639	$(7,312,040)	$-	$-	$559,248	$1,292

Invesco Liquid Assets Portfolio, Institutional Class	47,383	5,593,313	(5,296,544)	(18)	(275)	343,859	1,378

Invesco Treasury Portfolio, Institutional Class	46,456	8,949,302	(8,356,618)	-	-	639,140	1,390

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	2,958,742	(2,228,237)	-	-	730,505	32*

Invesco Private Prime Fund	-	4,393,070	(3,297,312)	-	-	1,095,758	220*

Total	$134,488	$29,725,066	$(26,490,751)	$(18)	$(275)	$3,368,510	$4,312

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $59,879,940)*	$67,527,564

Investments in affiliated money market funds, at value (Cost $3,368,527)	3,368,510

Foreign currencies, at value (Cost $78,346)	78,902

Receivable for:
Fund shares sold	740

Dividends	91,273

Investment for trustee deferred compensation and retirement plans	49,937

Total assets	71,116,926

Liabilities:
Payable for:
Fund shares reacquired	349,131

Amount due custodian	41,171

Collateral upon return of securities loaned	1,826,263

Accrued fees to affiliates	32,873

Accrued other operating expenses	51,185

Trustee deferred compensation and retirement plans	52,873

Total liabilities	2,353,496

Net assets applicable to shares outstanding	$68,763,430

Net assets consist of:
Shares of beneficial interest	$48,549,818

Distributable earnings	20,213,612

$68,763,430

Net Assets:
Series I	$58,138,655

Series II	$10,624,775

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,059,714

Series II	923,953

Series I:
Net asset value per share	$11.49

Series II:
Net asset value per share	$11.50

*	At December 31, 2020, securities with an aggregate value of $1,767,115 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $62,374)	$1,330,982

Dividends from affiliated money market funds (includes securities lending income of $301)	4,361

Total investment income	1,335,343

Expenses:
Advisory fees	416,956

Administrative services fees	102,127

Custodian fees	15,832

Distribution fees - Series II	23,936

Transfer agent fees	11,302

Trustees’ and officers’ fees and benefits	20,616

Reports to shareholders	7,450

Professional services fees	45,204

Other	1,117

Total expenses	644,540

Less: Fees waived	(1,242)

Net expenses	643,298

Net investment income	692,045

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	13,224,426

Affiliated investment securities	(275)

Foreign currencies	6,383

Forward foreign currency contracts	(13,546)

13,216,988

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(6,488,602)

Affiliated investment securities	(18)

Foreign currencies	1,435

Forward foreign currency contracts	(6,462)

(6,493,647)

Net realized and unrealized gain	6,723,341

Net increase in net assets resulting from operations	$7,415,386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$692,045	$1,029,421

Net realized gain (loss)	13,216,988	(1,299,675)

Change in net unrealized appreciation (depreciation)	(6,493,647)	15,575,782

Net increase in net assets resulting from operations	7,415,386	15,305,528

Distributions to shareholders from distributable earnings:
Series I	(704,199)	(4,858,170)

Series II	(103,806)	(849,972)

Total distributions from distributable earnings	(808,005)	(5,708,142)

Share transactions–net:
Series I	(7,426,489)	(2,943,770)

Series II	(1,056,266)	(484,443)

Net increase (decrease) in net assets resulting from share transactions	(8,482,755)	(3,428,213)

Net increase (decrease) in net assets	(1,875,374)	6,169,173

Net assets:
Beginning of year	70,638,804	64,469,631

End of year	$68,763,430	$70,638,804

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$10.28	$0.11	$1.24	$1.35	$(0.14)	$-	$(0.14)	$11.49	13.23%	$58,139	1.00	%(d)	1.00	%(d)	1.14	%(d)	127%
Year ended 12/31/19	8.99	0.15	2.03	2.18	(0.15)	(0.74)	(0.89)	10.28	25.20	60,078	1.01		1.01		1.54		24
Year ended 12/31/18	10.73	0.13	(1.76)	(1.63)	(0.11)	-	(0.11)	8.99	(15.32)	54,854	1.02		1.02		1.19		26
Year ended 12/31/17	8.83	0.09	1.93	2.02	(0.12)	-	(0.12)	10.73	22.90	73,716	1.04		1.04		0.95		69
Year ended 12/31/16	8.35	0.10	0.47	0.57	(0.09)	-	(0.09)	8.83	6.81	62,130	1.05		1.05		1.14		47
Series II
Year ended 12/31/20	10.28	0.09	1.24	1.33	(0.11)	-	(0.11)	11.50	13.03	10,625	1.25	(d)	1.25	(d)	0.89	(d)	127
Year ended 12/31/19	8.99	0.13	2.02	2.15	(0.12)	(0.74)	(0.86)	10.28	24.82	10,561	1.26		1.26		1.29		24
Year ended 12/31/18	10.73	0.10	(1.75)	(1.65)	(0.09)	-	(0.09)	8.99	(15.54)	9,616	1.27		1.27		0.94		26
Year ended 12/31/17	8.83	0.07	1.92	1.99	(0.09)	-	(0.09)	10.73	22.60	13,043	1.29		1.29		0.70		69
Year ended 12/31/16	8.35	0.07	0.47	0.54	(0.06)	-	(0.06)	8.83	6.50	12,302	1.30		1.30		0.89		47

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $52,658 and $9,574 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. Global Core Equity Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

Invesco V.I. Global Core Equity Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.670%

Next $500 million	0.645%

Next $1 billion	0.620%

Next $1 billion	0.595%

Next $1 billion	0.570%

Over $4.5 billion	0.545%

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.67%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $1,242.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $8,842 for accounting and fund administrative services and was reimbursed $93,285 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    For the year ended December 31, 2020, the Fund incurred $303 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

    GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Global Core Equity Fund

Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Belgium	$1,785,012	$–	$–	$1,785,012

Canada	2,141,708	–	4,057	2,145,765

China	2,528,844	1,894,653	–	4,423,497

France	–	1,705,157	–	1,705,157

Germany	–	8,784,794	–	8,784,794

Hong Kong	–	2,143,274	–	2,143,274

Switzerland	10,462	5,485,377	–	5,495,839

United Kingdom	1,748,958	3,126,432	–	4,875,390

United States	36,168,836	–	–	36,168,836

Money Market Funds	1,542,247	1,826,263	–	3,368,510

Total Investments	$45,926,067	$24,965,950	$4,057	$70,896,074

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(13,546)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(6,462)
Total	$(20,008)

    The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$1,880,667

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate

Invesco V.I. Global Core Equity Fund

by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$808,005	$1,865,502

Long-term capital gain	–	3,842,640

Total distributions	$808,005	$5,708,142

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$3,615,458

Undistributed long-term capital gain	8,988,160

Net unrealized appreciation – investments	7,643,909

Net unrealized appreciation – foreign currencies	1,992

Temporary book/tax differences	(35,907)

Shares of beneficial interest	48,549,818

Total net assets	$68,763,430

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $77,831,344 and $87,494,314, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$8,959,888

Aggregate unrealized (depreciation) of investments	(1,315,979)

Net unrealized appreciation of investments	$7,643,909

    Cost of investments for tax purposes is $63,252,165.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2020, undistributed net investment income was increased by $6,383 and undistributed net realized gain was decreased by $6,383. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	130,346	$1,243,563	173,169	$1,705,731

Series II	22,355	207,894	12,211	120,875

Issued as reinvestment of dividends:
Series I	67,388	704,199	517,929	4,858,170

Series II	9,908	103,806	90,378	848,653

Invesco V.I. Global Core Equity Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(984,491)	$(9,374,251)	(948,455)	$(9,507,671)

Series II	(135,324)	(1,367,966)	(145,366)	(1,453,971)

Net increase (decrease) in share activity	(889,818)	$(8,482,755)	(300,134)	$(3,428,213)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,246.20	$5.70	$1,020.06	$5.13	1.01%
Series II	1,000.00	1,245.40	7.11	1,018.80	6.39	1.26

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$0.00
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	45.58%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Core Equity Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Global Real Estate Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGRE-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco V.I. Global Real Estate Fund (the Fund) underperformed the Custom Invesco Global Real Estate Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	-12.32%
Series II Shares	-12.56
MSCI World Index▼ (Broad Market Index)	15.90
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	-9.95
Lipper VUF Real Estate Funds Classification Average◆ (Peer Group)	-5.40

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

The year ended with positive sentiment gripping markets and the prospect of a widespread economic recovery in 2021. The surprisingly constructive announcements for therapeutic treatment and vaccine efficacy ushered in a persistent market rally and a swift reversal in the characteristics driving relative share price performance. As a result of this substantial change in outlook, the market experienced one of the most pronounced short-term inflections from structural growth into value-oriented stocks. Globally, governments appear committed to accommodative monetary policy and further fiscal stimulus in order to promote economic normalization. At the close of the year, US economic data continued to trend somewhat positively, with the unemployment rate edging lower. The vaccine efficacy news has provided a significant boost to risk appetite and US economic growth prospects for 2021. US Treasury yields and inflation expectations have risen as a result. In Asia, economic growth continued to improve, although many countries began to experience a resurgence in COVID-19 infections and have placed new restrictions on social movements and gatherings. In Europe, equity markets finished the year strongly higher. Notably, the political milestone of the post-Brexit trade deal between the UK and EU was agreed to and the sterling rallied on the news as major trading disruptions will be avoided. Nevertheless, most key economies across the region are likely to remain impeded by governmental virus responses through the spring months.

Global listed real estate delivered negative returns in 2020 and substantially underperformed broader equities as uncertainty around the short and long-term implications of the global health pandemic on real estate assets muted investors’ risk appetite. Performance was most negatively impacted by government coordinated virus related lockdowns and policies that existed on a global scale. As a result, certain real estate property types experienced lower rents and occupancy declines which led to dividend cuts or reductions in growth pipelines. In the first half of the year, the largest price declines were felt in property types and individual companies most significantly impaired by COVID-19 such as lodging, retail, and office real estate investment trusts (REITs). Conversely, price performance in property types with more defensive characteristics or more visible cash flow growth such as industrial, data centers and infrastructure outperformed. This dynamic reversed course after the vaccine announcements were made in November leading to a strong inflection in investors’ preference for defensive stocks to value-oriented stocks. Global listed real estate is poised to benefit both from improved economic prospects and enhanced capital market conditions, which helped deliver very strong returns during the final quarter of the year. Confirmation of effective vaccines have increased confidence that REIT fundamentals will recover in 2021 alongside the overall economy. We believe property types with structural tailwinds will continue to see fundamental growth, however, there is now an improving prospect for robust recovery for sectors most impacted by COVID restrictions, including lodging/resorts, retail, and health care REITs.

Overall, the Fund underperformed its style-specific benchmark, the Custom Invesco Global Real Estate Index, during a year of negative performance. Key relative detractors included security selection in the US, an overweight allocation to Spain, and an underweight allocation to Sweden. In contrast, relative contributors existed in the Asia Pacific region with countries such as Hong Kong, Japan, China and Australia benefiting from strong security selection.

Top contributors to the Fund’s absolute performance during the year came from the residential sector and included Vonovia, a German residential property owner with a stable income profile and ample growth opportunities. A number of diversified REITs also did well over the year, including Hang Lung Properties and Longfor Group Holdings.

Top detractors from the Fund’s absolute performance during the year included holdings in the lodging sector such as Pebble-brook Hotel Trust and Park Hotels and Resorts as the lodging sector suffered from COVID-19 related travel bans. Top detractors from absolute performance also included Boston Properties in the office sector, which was negatively impacted from a decrease in tenant demand due to work from home policies. We liquidated our holdings in Pebble-brook Hotel Trust and Park Hotels and Resorts prior to the end of the year.

  At the end of the year, the Fund held a slight overweight exposure to the North American region versus the style-specific benchmark. In the US, the Fund holds overweight exposure to certain property types that were fundamentally impacted by COVID-19, which we believe should see a recovery and opportunity for rerating during the early phase of economic expansion (e.g. lodging, shopping centers). This exposure is balanced with companies that own long term structural growth characteristics (e.g. towers).

  In the Asia Pacific region, the Fund ended the year with modest underweight exposure focused on company-specific growth opportunities and local relative value opportunities. Overweight exposure exists in Hong Kong and underweight exposure to Singapore. Japan and Australia are neutral weight. Sector positioning in the region includes overweight exposure to structural growth via industrial and data center sectors, as well as medium-term cyclical recovery via developers and office/ retail REITs.

  At the close of the year, the Fund held an underweight exposure to the European region. Key active positioning exists in underweight exposure to retail focused REITs and overweight exposure to residential real estate. Switzerland and the UK are also underweights as the UK remains domestically challenged as virus cases continue to severely impact the economy. Material country overweight exposure in Continental Europe is focused on Germany, where apartment rental exposure dominates.

  The Fund also ended the year with an overweight exposure to emerging markets. Notable positioning resides in overweight exposure to development/homebuilders in the Philippines, India and Indonesia, while key active underweight exposure is in highly leveraged Chinese homebuilders and Mexican retail.

  We thank you for your continued investment in the Invesco V.I. Global Real Estate Fund.

Portfolio manager(s):

Mark Blackburn

James Cowen (Co-Lead)

Paul Curbo (Co-Lead)

Grant Jackson

Joe Rodriguez, Jr. (Co-Lead)

Darin Turner

Ping-Ying Wang (Co-Lead)

Invesco V.I. Global Real Estate Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

3   Sources: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (3/31/98)	6.98%
10 Years	4.96
5 Years	3.15
1 Year	-12.32

Series II Shares
Inception (4/30/04)	6.55%
10 Years	4.69
5 Years	2.89
1 Year	-12.56

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Real Estate Fund

Supplemental Information

Invesco V.I. Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/ NAREIT Developed Index (gross) from fund inception through February 17, 2005; the FTSE EPRA/NAREIT Developed Index (net) from February 18, 2005, through June 30, 2014; and the FTSE/ EPRA NAREIT Global Index (net) thereafter. The FTSE EPRA/NAREIT Developed index is considered representative of global real estate companies and REITs. The FTSE EPRA/NAREIT Global Index is designed to track the performance of listed real estate companies and REITS in developed and emerging markets. The net version of indexes is computed using the net return, which withholds taxes for non-resident investors.

∎	The Lipper VUF Real Estate Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Real Estate Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Global Real Estate Fund

Fund Information

Portfolio Composition
By country	% of total net assets

United States	47.73%

Japan	10.59

Germany	6.53

China	6.16

Hong Kong	5.91

United Kingdom	4.18

Australia	3.10

Canada	2.82

Singapore	2.79

Countries, each less than 2% of portfolio	9.01

Money Market Funds Plus Other Assets Less Liabilities	1.18

Top 10 Equity Holdings*
% of total net assets

1. Vonovia SE	4.67%

2. UDR, Inc.	3.11

3. AvalonBay Communities, Inc.	2.89

4. Prologis, Inc.	2.82

5. Invitation Homes, Inc.	2.35

6. CyrusOne, Inc.	1.85

7. Boston Properties, Inc.	1.83

8. Welltower, Inc.	1.75

9. Rexford Industrial Realty, Inc.	1.69

10. Mitsui Fudosan Co. Ltd.	1.67

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–98.82%
Australia–3.10%
Dexus	244,139	$1,778,733
Goodman Group	81,517	1,189,111
GPT Group (The)	191,500	664,956
Mirvac Group	564,251	1,149,663
		4,782,463

Belgium–1.06%
Cofinimmo S.A.	6,839	1,018,062
Montea C.V.A	5,393	613,724
		1,631,786

Brazil–0.54%
BR Malls Participacoes S.A.	208,200	400,043
Iguatemi Empresa de Shopping Centers S.A.	23,900	171,854
Multiplan Empreendimentos Imobiliarios S.A.	56,100	255,609
		827,506

Canada–2.82%
Allied Properties REIT	69,372	2,061,704
Canadian Apartment Properties REIT	26,406	1,037,030
Killam Apartment REIT	57,971	779,232
Summit Industrial Income REIT	43,861	470,345
		4,348,311

China–6.16%
Agile Group Holdings Ltd.	490,000	653,745
China Aoyuan Group Ltd.	358,000	348,410
China Overseas Land & Investment Ltd.	537,500	1,169,255
China Resources Land Ltd.	334,444	1,385,774
China Vanke Co. Ltd., H Shares	439,300	1,518,966
CIFI Holdings Group Co. Ltd.	328,000	278,127
Country Garden Holdings Co. Ltd.	710,000	982,422
ESR Cayman Ltd.(a)(b)	114,200	410,440
KWG Group Holdings Ltd.	180,000	246,701
Longfor Group Holdings Ltd.(a)	158,000	927,937
Shimao Group Holdings Ltd.	492,500	1,574,561
		9,496,338

France–1.30%
Gecina S.A.	13,008	2,008,667

Germany–6.53%
Deutsche Wohnen SE	23,675	1,263,840
Grand City Properties S.A.	62,853	1,609,544
Vonovia SE	98,727	7,199,370
		10,072,754

Hong Kong–5.91%
CK Asset Holdings Ltd.	318,500	1,638,233
Hang Lung Properties Ltd.	344,000	910,465
Kerry Properties Ltd.	358,500	908,575
New World Development Co. Ltd.	262,000	1,220,713
Sun Hung Kai Properties Ltd.	66,000	852,078
Swire Properties Ltd.	555,600	1,619,097

	Shares	Value
Hong Kong–(continued)
Wharf Real Estate Investment Co. Ltd.	377,000	$1,965,720
		9,114,881

India–0.43%
DLF Ltd.	209,278	668,834

Indonesia–0.26%
PT Pakuwon Jati Tbk(b)	10,821,800	392,863

Italy–0.52%
Infrastrutture Wireless Italiane S.p.A.(a)	66,516	806,312

Japan–10.59%
Activia Properties, Inc.	247	1,042,668
Daiwa Office Investment Corp.	51	324,066
GLP J-REIT	671	1,058,053
Industrial & Infrastructure Fund Investment Corp.	195	360,019
Japan Hotel REIT Investment Corp.	1,719	886,589
Japan Prime Realty Investment Corp.	249	826,816
Japan Retail Fund Investment Corp.	662	1,207,259
Kenedix Office Investment Corp.	47	319,458
LaSalle Logiport REIT	652	1,050,588
Mitsui Fudosan Co. Ltd.	122,458	2,581,155
Mitsui Fudosan Logistics Park, Inc.	235	1,190,433
Nippon Prologis REIT, Inc.	136	424,558
Nomura Real Estate Master Fund, Inc.	393	562,308
ORIX JREIT, Inc.	937	1,549,168
Sumitomo Realty & Development Co. Ltd.	52,589	1,624,923
Tokyu Fudosan Holdings Corp.	247,500	1,322,781
		16,330,842

Malta–0.00%
BGP Holdings PLC, (Acquired 08/06/2009; Cost $0)(a)(b)(c)	1,355,927	2

Mexico–0.39%
Macquarie Mexico Real Estate Management S.A. de C.V.(a)	427,100	604,394

Philippines–1.33%
Ayala Land, Inc.	1,984,230	1,689,944
Megaworld Corp.	4,253,300	361,509
		2,051,453

Singapore–2.79%
Ascendas India Trust	642,400	670,550
City Developments Ltd.	247,300	1,492,257
Keppel DC REIT	330,400	703,313
Mapletree Commercial Trust	269,400	433,641
Mapletree Industrial Trust	458,400	1,003,050
		4,302,811

South Africa–0.29%
Growthpoint Properties Ltd.	523,347	448,198

Spain–0.89%
Merlin Properties SOCIMI S.A.	144,435	1,373,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
Sweden–1.62%
Fabege AB	58,790	$923,772
Wihlborgs Fastigheter AB	69,789	1,575,833
		2,499,605

Thailand–0.38%
WHA Corp. PCL, Foreign Shares	5,731,300	577,558

United Kingdom–4.18%
Assura PLC	905,279	951,181
GCP Student Living PLC	234,377	456,122
Land Securities Group PLC	213,776	1,971,747
Segro PLC	59,445	770,667
Tritax Big Box REIT PLC	785,043	1,803,067
Workspace Group PLC	46,988	494,051
		6,446,835

United States–47.73%
Alexandria Real Estate Equities, Inc.	13,892	2,475,832
American Tower Corp.	9,393	2,108,353
Apple Hospitality REIT, Inc.	111,347	1,437,490
AvalonBay Communities, Inc.	27,802	4,460,275
Boston Properties, Inc.	29,834	2,820,208
Brandywine Realty Trust	92,754	1,104,700
Brixmor Property Group, Inc.	115,506	1,911,624
Columbia Property Trust, Inc.	65,459	938,682
CubeSmart	26,858	902,697
CyrusOne, Inc.	38,946	2,848,900
DiamondRock Hospitality Co.	172,215	1,420,774
Digital Realty Trust, Inc.	8,360	1,166,304
Duke Realty Corp.	63,412	2,534,578
Equity LifeStyle Properties, Inc.	8,202	519,679
Essential Properties Realty Trust, Inc.	42,745	906,194
Extra Space Storage, Inc.	21,170	2,452,756
First Industrial Realty Trust, Inc.	35,186	1,482,386
Gaming and Leisure Properties, Inc.	607	25,737
Highwoods Properties, Inc.	19,911	789,073
Hilton Worldwide Holdings, Inc.	8,633	960,508
Host Hotels & Resorts, Inc.	80,421	1,176,559
Invitation Homes, Inc.	122,286	3,631,894
JBG SMITH Properties	25,558	799,199

	Shares	Value
United States–(continued)
Kilroy Realty Corp.	12,564	$721,174
Marriott International, Inc., Class A	7,611	1,004,043
NETSTREIT Corp.	18,289	356,453
Prologis, Inc.	43,597	4,344,877
QTS Realty Trust, Inc., Class A	25,241	1,561,913
Realty Income Corp.	17,866	1,110,729
Regency Centers Corp.	26,105	1,190,127
Retail Opportunity Investments Corp.	94,420	1,264,284
Rexford Industrial Realty, Inc.	52,963	2,601,013
RLJ Lodging Trust	82,450	1,166,667
SBA Communications Corp., Class A	7,711	2,175,504
SITE Centers Corp.	70,271	711,142
Sun Communities, Inc.	9,990	1,517,980
Sunstone Hotel Investors, Inc.	97,036	1,099,418
UDR, Inc.	124,929	4,801,021
Urban Edge Properties	67,050	867,627
Ventas, Inc.	37,981	1,862,588
VICI Properties, Inc.	24,586	626,943
Vornado Realty Trust	25,878	966,284
Welltower, Inc.	41,788	2,700,341
Weyerhaeuser Co.	37,817	1,268,004
Xenia Hotels & Resorts, Inc.	53,813	817,958
		73,610,492
Total Common Stocks & Other Equity Interests (Cost $139,030,354)		152,396,461

Money Market Funds–1.50%
Invesco Government &Agency Portfolio, Institutional Class, 0.03%(d)(e)	801,050	801,050
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)(e)	598,012	598,192
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	915,486	915,486
Total Money Market Funds (Cost $2,314,769)		2,314,728
TOTAL INVESTMENTS IN SECURITIES–100.32% (Cost $141,345,123)		154,711,189
OTHER ASSETS LESS LIABILITIES–(0.32)%		(486,241)
NET ASSETS–100.00%		$154,224,948

Investment Abbreviations:

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $2,749,085, which represented 1.78% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 857,646	$14,672,778	$(14,729,374)	$ -	$ -	$ 801,050	$2,468
Invesco Liquid Assets Portfolio, Institutional Class	618,970	10,527,857	(10,549,128)	(31)	524	598,192	2,594
Invesco Treasury Portfolio, Institutional Class	980,167	16,768,889	(16,833,570)	-	-	915,486	2,654
Total	$2,456,783	$41,969,524	$(42,112,072)	$(31)	$524	$2,314,728	$7,716

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Open Forward Foreign Currency Contracts

				Unrealized
Settlement		Contract to		Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)
Currency Risk
01/04/2021	State Street Bank & Trust Co.	PHP 197,071	USD 4,094	$(10)

Abbreviations:

PHP – Philippines Peso

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $139,030,354)	$152,396,461
Investments in affiliated money market funds, at value (Cost $2,314,769)	2,314,728
Foreign currencies, at value (Cost $220,235)	221,606
Receivable for:
Investments sold	52,001
Fund shares sold	64,714
Dividends	490,206
Investment for trustee deferred compensation and retirement plans	80,155
Total assets	155,619,871

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	10
Payable for:
Investments purchased	880,044
Fund shares reacquired	104,607
Amount due custodian	91,098
Accrued foreign taxes	34,678
Accrued fees to affiliates	69,968
Accrued other operating expenses	126,315
Trustee deferred compensation and retirement plans	88,203
Total liabilities	1,394,923
Net assets applicable to shares outstanding	$154,224,948

Net assets consist of:
Shares of beneficial interest	$159,998,292
Distributable earnings (loss)	(5,773,344)
$154,224,948

Net Assets:
Series I	$119,113,825
Series II	$35,111,123

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,110,925
Series II	2,450,182
Series I:
Net asset value per share	$14.69
Series II:
Net asset value per share	$14.33

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $193,076)	$4,280,820
Dividends from affiliated money market funds	7,716
Total investment income	4,288,536

Expenses:
Advisory fees	1,109,042
Administrative services fees	243,538
Custodian fees	79,285
Distribution fees - Series II	70,918
Transfer agent fees	33,622
Trustees’ and officers’ fees and benefits	22,141
Reports to shareholders	6,396
Professional services fees	45,336
Other	(7,211)
Total expenses	1,603,067
Less: Fees waived	(1,814)
Net expenses	1,601,253
Net investment income	2,687,283

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $14,639)	(16,802,030)
Affiliated investment securities	524
Foreign currencies	(6,815)
(16,808,321)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $29,685)	(10,467,608)
Affiliated investment securities	(31)
Foreign currencies	3,342
Forward foreign currency contracts	(10)
(10,464,307)
Net realized and unrealized gain (loss)	(27,272,628)
Net increase (decrease) in net assets resulting from operations	$(24,585,345)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$ 2,687,283	$4,028,715

Net realized gain (loss)	(16,808,321)	6,503,530

Change in net unrealized appreciation (depreciation)	(10,464,307)	25,179,767

Net increase (decrease) in net assets resulting from operations	(24,585,345)	35,712,012

Distributions to shareholders from distributable earnings:
Series I	(9,161,706)	(6,628,755)

Series II	(1,846,585)	(1,565,707)

Total distributions from distributable earnings	(11,008,291)	(8,194,462)

Share transactions–net:
Series I	(4,013,664)	3,645,528

Series II	(1,655,429)	12,709,777

Net increase (decrease) in net assets resulting from share transactions	(5,669,093)	16,355,305

Net increase (decrease) in net assets	(41,262,729)	43,872,855

Net assets:
Beginning of year	195,487,677	151,614,822

End of year	$154,224,948	$195,487,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$18.22	$0.28		$(2.61)	$(2.33)	$(0.77)	$(0.43)	$(1.20)	$14.69	(12.32)%	$119,114	1.04	%(d)	1.04	%(d)	1.86	%(d)	154%
Year ended 12/31/19	15.52	0.39		3.15	3.54	(0.82)	(0.02)	(0.84)	18.22	23.00	150,255	1.04		1.04		2.22		61
Year ended 12/31/18	17.38	0.40		(1.41)	(1.01)	(0.65)	(0.20)	(0.85)	15.52	(6.10)	124,816	1.01		1.01		2.38		57
Year ended 12/31/17	16.15	0.45	(e)	1.62	2.07	(0.56)	(0.28)	(0.84)	17.38	12.98	158,229	1.02		1.02		2.63	(e)	50
Year ended 12/31/16	16.36	0.30		0.08	0.38	(0.27)	(0.32)	(0.59)	16.15	2.04	147,382	1.05		1.05		1.81		66
Series II
Year ended 12/31/20	17.78	0.24		(2.55)	(2.31)	(0.71)	(0.43)	(1.14)	14.33	(12.56)	35,111	1.29	(d)	1.29	(d)	1.61	(d)	154
Year ended 12/31/19	15.03	0.34		3.04	3.38	(0.61)	(0.02)	(0.63)	17.78	22.65	45,233	1.29		1.29		1.97		61
Year ended 12/31/18	16.86	0.34		(1.35)	(1.01)	(0.62)	(0.20)	(0.82)	15.03	(6.33)	26,799	1.26		1.26		2.13		57
Year ended 12/31/17	15.69	0.39	(e)	1.58	1.97	(0.52)	(0.28)	(0.80)	16.86	12.73	260,083	1.27		1.27		2.38	(e)	50
Year ended 12/31/16	15.91	0.25		0.08	0.33	(0.23)	(0.32)	(0.55)	15.69	1.82	216,893	1.30		1.30		1.56		66

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $119,505 and $28,367 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.38 and 2.18%, $0.32 and 1.93% for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. Global Real Estate Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Invesco V.I. Global Real Estate Fund

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $1,814.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $21,830 for accounting and fund administrative services and was reimbursed $221,708 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Global Real Estate Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$4,782,463	$–	$4,782,463

Belgium	–	1,631,786	–	1,631,786

Brazil	–	827,506	–	827,506

Canada	4,348,311	–	–	4,348,311

China	–	9,496,338	–	9,496,338

France	–	2,008,667	–	2,008,667

Germany	–	10,072,754	–	10,072,754

Hong Kong	–	9,114,881	–	9,114,881

India	–	668,834	–	668,834

Indonesia	–	392,863	–	392,863

Italy	–	806,312	–	806,312

Japan	–	16,330,842	–	16,330,842

Malta	–	–	2	2

Mexico	604,394	–	–	604,394

Philippines	–	2,051,453	–	2,051,453

Singapore	–	4,302,811	–	4,302,811

South Africa	–	448,198	–	448,198

Spain	–	1,373,556	–	1,373,556

Sweden	–	2,499,605	–	2,499,605

Thailand	–	577,558	–	577,558

United Kingdom	–	6,446,835	–	6,446,835

United States	73,610,492	–	–	73,610,492

Money Market Funds	2,314,728	–	–	2,314,728

Total Investments in Securities	80,877,925	73,833,262	2	154,711,189

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(10)	–	(10)

Total Investments	$80,877,925	$73,833,252	$2	$154,711,179

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

Value

Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(10)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(10)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
State Street Bank & Trust Co.	$-	$(10)	$(10)	$-	$-	$(10)

Invesco V.I. Global Real Estate Fund

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$(10)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$4,104

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$8,147,137	$7,977,318

Long-term capital gain	2,861,154	217,144

Total distributions	$11,008,291	$8,194,462

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020
Undistributed ordinary income	$4,174,593

Net unrealized appreciation – investments	9,142,786

Net unrealized appreciation - foreign currencies	5,525

Temporary book/tax differences	(61,342)

Capital loss carryforward	(19,034,906)

Shares of beneficial interest	159,998,292

Total net assets	$154,224,948

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the tax treatment of passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Global Real Estate Fund

The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$11,106,369	$7,928,537	$19,034,906

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $226,807,535 and $238,761,437, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$12,693,173

Aggregate unrealized (depreciation) of investments	(3,550,387)

Net unrealized appreciation of investments	$ 9,142,786

Cost of investments for tax purposes is $145,568,393.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2020, undistributed net investment income was increased by $2,286,947 and undistributed net realized gain (loss) was decreased by $2,286,947. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Series I	2,028,651	$29,520,192	1,903,457	$33,607,781

Series II	991,547	14,154,043	1,239,958	20,535,447

Issued as reinvestment of dividends:
Series I	664,373	9,161,706	375,567	6,628,755

Series II	137,191	1,846,585	90,818	1,565,707

Reacquired:
Series I	(2,830,439)	(42,695,562)	(2,070,856)	(36,591,008)

Series II	(1,223,217)	(17,656,057)	(569,384)	(9,391,377)

Net increase (decrease) in share activity	(231,894)	$(5,669,093)	969,560	$16,355,305

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,107.90	$5.56	$1,019.86	$5.33	1.05%
Series II	1,000.00	1,105.70	6.88	1,018.60	6.60	1.30

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,861,154
Qualified Business Income (199A)*	21.89%
Corporate Dividend Received Deduction*	0.00%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey -1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Real Estate Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Government Money Market Fund

The Fund provides a complete list of its holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. The Fund’s Form N-MFP filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-MFP, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGMKT-AR-1

Management’s Discussion

Fund Information

This annual report for Invesco V.I. Government Money Market Fund (the Fund) covers the year ended December 31, 2020.

    As of December 31, 2020, the Fund’s net assets totaled $802 million. As of the same date, the Fund’s weighted average maturity was 30 days and the Fund’s weighted average life was 108 days.

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

    Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

Market conditions affecting money market funds

After cutting rates three times in the second half of 2019, 2020 began with the federal funds target range at 1.50% to 1.75%.1 As concerns over the COVID-19 pandemic began to increase dramatically during the first quarter of 2020, the US Federal Reserve (the Fed) initially cut rates by 50 basis points, to 1.00% to 1.25% at the beginning of March.1 This was followed by the Fed decisively moving towards a zero interest rate monetary policy in the middle of the month. As of March 15, 2020, the federal funds rate target range was 0.00% to 0.25%, where it was kept for the remainder of 2020.1

    The Fed cited dysfunctional short-term funding markets and the potential for greater longer-term damage to markets and the broader economy as risk markets, particularly equities, racked up losses not seen since the 2008-2009 financial crisis. The Fed engaged in similar measures that it implemented during the 2008-2009 crisis to support markets and the broader economy. The Fed created lending facilities within the commercial paper market, supported prime money market funds directly, and purchased Treasury bonds and Agency Mortgage Backed Securities (MBS) across the maturity spectrum. The Fed also made clear its intention to purchase corporate bonds as part of its massive liquidity injection to help support markets and the economy.

    Following the market volatility in March, net Treasury bill issuance spiked dramatically and total bills outstanding nearly doubled, due to the extreme demand for high quality government assets and a general “flight to quality” in the market. Treasury bills outstanding remained elevated through the end of the year, ending the year at $4.964 trillion.2

    At the close of the year, it is Invesco Global Liquidity’s view that the Federal Open Market Committee (FOMC) monetary policy directive would remain on hold for the year 2021. Federal Reserve Chairman Jerome Powell has indicated the current zero interest rate policy will likely remain in place for the foreseeable future.

    For over 35 years, Invesco Global Liquidity has been a core business for Invesco. We believe in a disciplined investment process, high credit quality solutions, distinguished client engagement and consistent performance.

    We appreciate your continued investment in Invesco V.I. Government Money Market Fund.

1   Source: US Federal Reserve

2   Source: Bloomberg LP

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Team managed by Invesco Advisers, Inc.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Portfolio Composition by Maturity*
In days, as of 12/31/2020

1-7	28.0%
8-30	8.3
31-60	11.8
61-90	10.9
91-180	22.5
181+	18.5

*The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

Invesco V.I. Government Money Market Fund

Supplemental Information

Invesco V.I. Government Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Invesco V.I. Government Money Market Fund

Schedule of Investments

December 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-36.84%
U.S. Treasury Bills-24.61%(a)
U.S. Treasury Bills	0.17%	01/07/2021	$15,000	$14,999,588

U.S. Treasury Bills	0.11%	01/14/2021	20,000	19,999,206

U.S. Treasury Bills	0.09%	02/25/2021	4,827	4,826,373

U.S. Treasury Bills	0.09%	03/02/2021	40,000	39,994,711

U.S. Treasury Bills	0.12%	03/04/2021	10,000	9,998,019

U.S. Treasury Bills	0.10%	03/11/2021	5,688	5,686,910

U.S. Treasury Bills	0.12%	03/30/2021	5,000	4,998,594

U.S. Treasury Bills	0.12%	04/22/2021	20,000	19,992,908

U.S. Treasury Bills	0.11%	04/29/2021	5,000	4,998,197

U.S. Treasury Bills	0.11%	05/06/2021	35,000	34,986,632

U.S. Treasury Bills	0.08%	05/18/2021	10,000	9,996,899

U.S. Treasury Bills	0.18%	05/20/2021	5,000	4,996,622

U.S. Treasury Bills	0.09%	06/24/2021	5,000	4,997,825

U.S. Treasury Bills	0.10%	07/01/2021	5,000	4,997,486

U.S. Treasury Bills	0.16%	07/15/2021	2,000	1,998,321

U.S. Treasury Bills	0.14%	10/07/2021	5,000	4,994,575

U.S. Treasury Bills	0.11%	12/30/2021	5,000	4,994,454

				197,457,320

U.S. Treasury Notes-12.23%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.12%)(b)	0.21%	01/31/2021	14,000	13,999,580

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(b)	0.23%	04/30/2021	13,000	13,000,145

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.22%)(b)	0.31%	07/31/2021	3,000	3,001,297

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.30%)(b)	0.39%	10/31/2021	7,000	7,014,059

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(b)	0.24%	01/31/2022	7,000	6,999,149

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.15%	07/31/2022	2,000	2,000,096

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.15%	10/31/2022	8,000	7,999,722

U.S. Treasury Notes	1.38%	01/31/2021	15,000	15,015,086

U.S. Treasury Notes	2.13%	01/31/2021	5,000	5,007,222

U.S. Treasury Notes	2.50%	01/31/2021	9,000	9,017,578

U.S. Treasury Notes	3.63%	02/15/2021	5,000	5,020,031

U.S. Treasury Notes	2.13%	06/30/2021	10,000	10,097,643

				98,171,608

Total U.S. Treasury Securities (Cost $295,628,928)				295,628,928

U.S. Government Sponsored Agency Securities-36.31%
Federal Farm Credit Bank (FFCB)-3.67%
Federal Farm Credit Bank (SOFR + 0.05%)(b)	0.15%	10/05/2021	10,000	9,999,615

Federal Farm Credit Bank (SOFR + 0.09%)(b)	0.17%	06/17/2022	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.20%)(b)	0.28%	06/23/2022	2,500	2,504,668

Federal Farm Credit Bank (SOFR + 0.15%)(b)	0.23%	07/28/2022	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.15%	08/11/2022	4,500	4,499,998

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.14%	08/26/2022	2,500	2,499,791

				29,504,072

Federal Home Loan Bank (FHLB)-26.62%
Federal Home Loan Bank (SOFR + 0.14%)(b)	0.22%	01/08/2021	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.05%)(b)	0.13%	01/22/2021	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.05%)(b)	0.13%	01/28/2021	12,000	11,999,998

Federal Home Loan Bank (SOFR + 0.02%)(b)	0.10%	02/05/2021	20,000	20,000,000

Federal Home Loan Bank (SOFR + 0.04%)(b)	0.12%	02/09/2021	8,000	8,000,000

Federal Home Loan Bank	1.38%	02/18/2021	3,000	3,003,498

Federal Home Loan Bank (SOFR + 0.07%)(b)	0.15%	02/26/2021	5,000	5,000,000

Federal Home Loan Bank(a)	0.09%	03/05/2021	1,596	1,595,749

Federal Home Loan Bank (SOFR + 0.13%)(b)	0.21%	03/11/2021	5,000	5,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Home Loan Bank (FHLB)-(continued)
Federal Home Loan Bank (SOFR + 0.07%)(b)	0.15%	03/12/2021	$15,000	$15,000,000

Federal Home Loan Bank (SOFR + 0.11%)(b)	0.19%	03/25/2021	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.01%)(b)	0.12%	04/05/2021	5,000	5,000,000

Federal Home Loan Bank (3 mo. USD LIBOR - 0.11%)(b)	0.12%	04/09/2021	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.17%)(b)	0.25%	04/09/2021	5,000	5,000,000

Federal Home Loan Bank (3 mo. USD LIBOR - 0.11%)(b)	0.11%	04/13/2021	3,000	3,000,000

Federal Home Loan Bank (3 mo. USD LIBOR - 0.14%)(b)	0.08%	04/19/2021	3,000	3,000,000

Federal Home Loan Bank (SOFR + 0.03%)(b)	0.11%	04/21/2021	15,000	15,000,000

Federal Home Loan Bank (SOFR + 0.07%)(b)	0.15%	04/21/2021	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.01%)(b)	0.09%	05/04/2021	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.03%)(b)	0.11%	05/04/2021	20,000	20,000,000

Federal Home Loan Bank(a)	0.09%	06/23/2021	5,000	4,997,765

Federal Home Loan Bank (SOFR + 0.08%)(b)	0.16%	07/23/2021	2,000	2,000,000

Federal Home Loan Bank (SOFR + 0.14%)(b)	0.22%	08/18/2021	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.06%)(b)	0.14%	08/24/2021	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.02%)(b)	0.10%	09/02/2021	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.17%)(b)	0.25%	11/12/2021	3,000	3,000,000

Federal Home Loan Bank (SOFR + 0.15%)(b)	0.23%	11/15/2021	2,000	2,000,000

Federal Home Loan Bank (SOFR + 0.07%)(b)	0.15%	04/28/2022	2,000	2,000,000

Federal Home Loan Bank (SOFR + 0.13%)(b)	0.21%	08/05/2022	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.09%)(b)	0.17%	08/19/2022	7,000	7,000,822

Federal Home Loan Bank (SOFR + 0.06%)(b)	0.14%	12/08/2022	2,000	2,000,000

				213,597,832

Federal Home Loan Mortgage Corp. (FHLMC)-2.12%
Federal Home Loan Mortgage Corp. (SOFR + 0.03%)(b)	0.11%	02/05/2021	3,000	3,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.03%)(b)	0.11%	02/19/2021	3,000	3,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.12%)(b)	0.20%	06/04/2021	2,000	2,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.07%)(b)	0.15%	08/12/2022	4,000	4,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.09%)(b)	0.17%	09/16/2022	5,000	5,000,000

				17,000,000

Federal National Mortgage Association (FNMA)-1.62%
Federal National Mortgage Association (SOFR + 0.23%)(b)	0.34%	07/06/2021	10,000	10,000,000

Federal National Mortgage Association (SOFR + 0.30%)(b)	0.39%	01/07/2022	3,000	3,000,000

				13,000,000

U.S. International Development Finance Corp. (DFC)-2.28%
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.13%	06/15/2025	2,700	2,700,000

U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.13%	07/15/2025	246	245,944

U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.13%	02/15/2028	8,056	8,055,556

U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.13%	07/07/2040	7,286	7,285,950

				18,287,450

Total U.S. Government Sponsored Agency Securities (Cost $291,389,354)				291,389,354

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-73.15% (Cost $587,018,282)				587,018,282

			Repurchase Amount
Repurchase Agreements-32.03%(d)
BNP Paribas Securities Corp., joint agreement dated 12/31/2020, aggregate maturing value of $500,004,444 (collateralized by U.S. Treasury obligations, U.S. government sponsored agency obligations and domestic agency mortgage-backed securities valued at $510,000,000; 0.00% - 8.13%; 05/15/2021 - 10/20/2067)	0.08%	01/04/2021	10,848,823	10,848,727

BNP Paribas Securities Corp., joint term agreement dated 10/28/2020, aggregate maturing value of $1,000,281,111 (collateralized by U.S. Treasury obligations, domestic agency mortgage-backed securities and U.S. government sponsored agency obligations valued at $1,020,000,026; 0.00% - 8.13%; 01/15/2021 - 01/01/2051)(e)	0.11%	01/29/2021	20,005,622	20,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
BNP Paribas Securities Corp., joint term agreement dated 12/02/2020, aggregate maturing value of $2,000,238,889 (collateralized by U.S. Treasury obligations, domestic agency mortgage-backed securities and U.S. government sponsored agency obligations valued at $2,040,000,000; 0.00% - 8.13%; 01/15/2021 - 10/20/2067)(e)	0.10%	01/14/2021	$40,004,778	$40,000,000

ING Financial Markets, LLC, joint term agreement dated 12/01/2020, aggregate maturing value of $150,017,500 (collateralized by domestic agency mortgage-backed securities valued at $153,000,001; 2.00% - 5.50%; 01/01/2029 - 01/01/2057)(e)	0.12%	01/05/2021	3,000,350	3,000,000

J.P. Morgan Securities LLC, joint open agreement dated 03/27/2020 (collateralized by U.S. Treasury obligations valued at $867,001,085; 0.00% - 7.63%; 06/03/2021 - 05/15/2050)(f)	0.09%	-	-	5,000,000

J.P. Morgan Securities LLC, joint open agreement dated 05/02/2019 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $510,000,001; 0.00% - 7.00%; 01/31/2021 - 08/01/2053)(f)	0.10%	-	-	12,000,000

J.P. Morgan Securities LLC, joint open agreement dated 05/15/2019 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $295,800,001; 0.00% - 7.00%; 04/06/2021 - 12/20/2050)(f)	0.14%	-	-	5,000,000

J.P. Morgan Securities LLC, joint open agreement dated 10/15/2019 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $408,000,025; 0.00% - 4.50%; 04/06/2021 - 01/01/2051)(f)	0.11%	-	-	10,000,000

Lloyds Bank PLC, joint term agreement dated 10/23/2020, aggregate maturing value of $500,204,444 (collateralized by U.S. Treasury obligations valued at $511,224,005; 2.25% - 6.00%; 12/31/2023 - 02/15/2026)	0.16%	01/26/2021	15,006,133	15,000,000

Lloyds Bank PLC, joint term agreement dated 10/29/2020, aggregate maturing value of $442,785,268 (collateralized by U.S. Treasury obligations valued at $450,875,707; 1.63% - 6.00%; 11/15/2022 - 08/15/2028)	0.15%	01/29/2021	5,001,896	5,000,000

Metropolitan Life Insurance Co., joint term agreement dated 12/30/2020, aggregate maturing value of $350,016,973 (collateralized by U.S. Treasury obligations valued at $359,475,853; 0.00%; 11/15/2027 - 05/15/2046)(e)	0.12%	01/06/2021	15,002,394	15,002,044

Mitsubishi UFJ Trust & Banking Corp., joint agreement dated 12/31/2020, aggregate maturing value of $100,000,889 (collateralized by domestic agency mortgage-backed securities valued at $102,000,000; 0.43% - 0.85%; 02/20/2040 - 08/25/2049)	0.08%	01/04/2021	35,000,311	35,000,000

Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 12/30/2020, aggregate maturing value of $1,022,398,855 (collateralized by U.S. Treasury obligations valued at $1,044,443,126; 1.13% - 1.50%; 02/28/2025 - 02/15/2030)(e)	0.12%	01/06/2021	31,200,728	31,200,000

RBC Capital Markets LLC, joint term agreement dated 12/31/2020, aggregate maturing value of $1,250,000,000 (collateralized by domestic agency mortgage-backed securities, a foreign corporate obligation and U.S. government sponsored agency obligations valued at $1,275,006,541; 0.00% - 23.42%; 03/01/2021 - 08/20/2065)(b)(e)	0.14%	03/02/2021	45,000,000	45,000,000

Societe Generale, joint open agreement dated 08/05/2020 (collateralized by U.S. Treasury obligations valued at $1,530,000,099; 0.00% - 8.13%; 01/19/2021 - 05/15/2050)(f)	0.09%	-	-	5,000,000

Total Repurchase Agreements (Cost $257,050,771)				257,050,771

TOTAL INVESTMENTS IN SECURITIES(g)-105.18% (Cost $844,069,053)				844,069,053

OTHER ASSETS LESS LIABILITIES-(5.18)%				(41,575,238)

NET ASSETS-100.00%				$802,493,815

Investment  Abbreviations:

LIBOR	-London Interbank Offered Rate
SOFR	-Secured Overnight Financing Rate
USD	-U.S. Dollar
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2020.

(c)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on December 31, 2020.

(d)	Principal amount equals value at period end. See Note 1I.

(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.

(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.

(g)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, excluding repurchase agreements, at value and cost	$587,018,282
Repurchase agreements, at value and cost	257,050,771
Receivable for:
Fund shares sold	80,450
Interest	413,636
Due from Adviser	145,366
Investment for trustee deferred compensation and retirement plans	46,292
Other assets	8,267
Total assets	844,763,064

Liabilities:
Payable for:
Investments purchased	39,994,711
Fund shares reacquired	1,743,419
Dividends	6,966
Accrued fees to affiliates	450,064
Accrued trustees’ and officers’ fees and benefits	1,024
Accrued operating expenses	24,715
Trustee deferred compensation and retirement plans	48,350
Total liabilities	42,269,249
Net assets applicable to shares outstanding	$802,493,815

Net assets consist of:
Shares of beneficial interest	$802,459,340
Distributable earnings	34,475
$802,493,815

Net Assets:
Series I	$711,647,918
Series II	$90,845,897

Shares outstanding, no par value, unlimited number of shares authorized:
Series I	711,605,931
Series II	90,840,547
Series I:
Net asset value and offering price per share	$1.00
Series II:
Net asset value and offering price per share	$1.00

Statement of Operations

For the year ended December 31, 2020

Investment income:
Interest	$4,711,217

Expenses:
Advisory fees	1,294,100
Administrative services fees	1,677,622
Custodian fees	2,696
Distribution fees - Series II	231,963
Transfer agent fees	9,851
Trustees’ and officers’ fees and benefits	23,447
Reports to shareholders	9,710
Professional services fees	18,702
Other	3,600
Total expenses	3,271,691
Less: Fees waived	(723,448)
Net expenses	2,548,243
Net investment income	2,162,974
Net realized gain from unaffiliated investment securities	40,138
Net increase in net assets resulting from operations	$2,203,112

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019
Operations:
Net investment income	$2,162,974	$13,915,957
Net realized gain	40,138	10,478
Net increase in net assets resulting from operations	2,203,112	13,926,435

Distributions to shareholders from distributable earnings:
Series I	(2,008,417)	(12,604,943)
Series II	(154,557)	(1,311,014)
Total distributions from distributable earnings	(2,162,974)	(13,915,957)

Share transactions-net:
Series I	112,942,473	(302,240,128)
Series II	18,863,611	(24,362,713)
Net increase (decrease) in net assets resulting from share transactions	131,806,084	(326,602,841)
Net increase (decrease) in net assets	131,846,222	(326,592,363)

Net assets:
Beginning of year	670,647,593	997,239,956
End of year	$802,493,815	$670,647,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets
Series I
Year ended 12/31/20	$1.00	$0.00	$ 0.00	$0.00	$(0.00)	$1.00	0.29%	$711,648	0.29%(c)	0.35%(c)	0.26%(c)
Year ended 12/31/19	1.00	0.02	0.00	0.02	(0.02)	1.00	1.90	598,670	0.36	0.36	1.90
Year ended 12/31/18	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.55	900,901	0.36	0.36	1.55
Year ended 12/31/17	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.56	656,368	0.40	0.40	0.56
Year ended 12/31/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	636,532	0.35	0.38	0.10
Series II
Year ended 12/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.21	90,846	0.36(c)	0.60(c)	0.19(c)
Year ended 12/31/19	1.00	0.02	0.00	0.02	(0.02)	1.00	1.64	71,978	0.61	0.61	1.65
Year ended 12/31/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.30	96,339	0.61	0.61	1.30
Year ended 12/31/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.31	85,541	0.65	0.65	0.31
Year ended 12/31/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	97,362	0.43	0.63	0.02

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Ratios are based on average daily net assets (000’s omitted) of $769,948 and $92,785 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Government Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Invesco V.I. Government Money Market Fund

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended December 31, 2020, Invesco voluntarily waived fund level expenses 556,095 and class level expenses of 167,353 for Series II shares in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $412,099 for accounting and fund administrative services and was reimbursed $1,265,523 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Government Money Market Fund

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$2,162,974	$13,915,957

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$67,438

Temporary book/tax differences	(32,963)

Shares of beneficial interest	802,459,340

Total net assets	$802,493,815

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 7–Share Information

		Summary of Share Activity

		Years ended December 31,

	2020(a)		2019

	Shares	Amount	Shares	Amount

Sold:
Series I	1,782,972,429	$1,782,972,429	1,064,989,449	$1,064,989,449

Series II	82,180,237	82,180,237	42,932,790	42,932,790

Issued as reinvestment of dividends:
Series I	1,952,855	1,952,855	12,291,497	12,291,497

Series II	154,297	154,297	1,311,014	1,311,014

Reacquired:
Series I	(1,671,982,811)	(1,671,982,811)	(1,379,521,074)	(1,379,521,074)

Series II	(63,470,923)	(63,470,923)	(68,606,517)	(68,606,517)

Net increase (decrease) in share activity	131,806,084	$131,806,084	(326,602,841)	$(326,602,841)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 89% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 8–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its

Invesco V.I. Government Money Market Fund

investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Government Money Market Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,000.10	$1.11	$1,024.03	$1.12	0.22%
Series II	1,000.00	1,000.10	1.16	1,023.98	1.17	0.23

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Business Interest Income*	96.47%
U.S. Treasury Obligations*	40.99%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

Invesco V.I. Government Money Market Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Government Securities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGOV-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco V.I. Government Securities Fund (the Fund) outperformed the Bloomberg Barclays Intermediate U.S. Government Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	6.27%
Series II Shares	5.97
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	7.51
Bloomberg Barclays Intermediate U.S. Government Index▼ (Style-Specific Index)	5.73
Lipper VUF Intermediate U.S. Government Funds Classification Average∎ (Peer Group)	6.76
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Fixed income markets began the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the US Federal Reserve (the Fed) took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.1 The unemployment rate reached a peak of 14.7%2 while real gross domestic product decreased at an annual rate of 31.4%3 in the second quarter of 2020.

Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread and were able to slowly reopen their economies in the third quarter of 2020. With a potential vaccine in sight for the end of 2020 or early 2021, the broader bond market, both developed and emerging, ended the year in positive territory.

The 10-year US Treasury yield continued to decline at the start of the year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the year at 0.88%, 85 basis points lower than at the beginning of the year.4 (A basis point is one one-hundredth of a percentage point.)

While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter of

2020 with estimates for employment gains and GDP growth down from the third quarter. However, bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

Given this market backdrop, the Fund’s total return for the year was positive and outperformed its style-specific benchmark, the Bloomberg Barclays Intermediate U.S. Government Index. Out of index exposure to agency mortgage-backed securities (MBS) was the primary driver of relative outperformance for the year as the asset class benefited from the Fed’s MBS purchase program. The Fund also benefited from its out of index allocation to high quality commercial mortgage-backed securities (CMBS) which benefited from Fed support in the form of the Term Asset-Backed Securities Loan Facility (TALF). The Fund was underweight duration relative to its style-specific benchmark at the beginning of the year, which proved to be the Fund’s largest detractor as interest rates fell during the first quarter of 2020.

The Fund utilizes duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk-return expectations. During the year, duration was managed with cash, bonds and futures positions. Buying and selling interest rate futures contracts was an important tool we used to manage interest rate risk.

Please note that our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the Fund, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks and asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics, such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments.

We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. Government Securities Fund.

1 Source: US Federal Reserve

2 Source: Bureau of Labor Statistics

3 Source: Bureau of Economic Analysis

4 Source: US Department of the Treasury

Portfolio manager(s):

Noelle Corum

Clint Dudley

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Government Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (5/5/93)	4.23%
10 Years	2.79
5 Years	3.19
1 Year	6.27

Series II Shares
Inception (9/19/01)	3.36%
10 Years	2.52
5 Years	2.92
1 Year	5.97

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Government Securities Fund

Supplemental Information

Invesco V.I. Government Securities Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Bloomberg Barclays Intermediate U.S. Government Index is comprised of the Intermediate US Treasury and US Agency Indices.
∎

The Lipper VUF Intermediate U.S. Government Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Intermediate U.S. Government Funds classification.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Government Securities Fund

Fund Information

Portfolio Composition

By security type	% of total investments

U.S. Government Sponsored Agency Mortgage-Backed Securities	70.73%

U.S. Treasury Securities	14.53

Asset-Backed Securities	8.74

U.S. Government Sponsored Agency Securities	3.36

U.S. Dollar Denominated Bonds & Notes	1.22

Security types each less than 1% portfolio	0.44

Money Market Funds	0.98

Top Five Debt Issuers*
% of total net assets

1. Federal National Mortgage Association	23.16%

2. Government National Mortgage Association	16.93

3. U.S. Treasury	16.28

4. Federal Home Loan Mortgage Corp.	15.53

5. Uniform Mortgage-Backed Securities	8.90

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Government Securities Fund

Schedule of Investments

December 31, 2020

	Principal Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–79.25%
Collateralized Mortgage Obligations–14.73%
Fannie Mae ACES, 2.76% (1 mo. USD LIBOR + 0.59%), 09/25/2023(a)	$428,731	$430,543

3.27%, 02/25/2029	5,000,000	5,806,305

Fannie Mae REMICs, 3.00%, 10/25/2025	498	498

2.50%, 03/25/2026	5,447	5,460

7.00%, 09/18/2027	115,012	126,834

1.50%, 01/25/2028	2,038,251	2,067,801

6.50%, 03/25/2032	428,186	503,232

5.75%, 10/25/2035	132,930	149,277

0.45% (1 mo. USD LIBOR + 0.30%), 05/25/2036(a)	1,514,836	1,519,177

4.25%, 02/25/2037	73,821	74,512

0.60% (1 mo. USD LIBOR + 0.45%), 03/25/2037(a)	729,006	735,006

6.60%, 06/25/2039(b)	1,919,594	2,283,767

0.65%, 03/25/2040 to 05/25/2041(a)	1,133,916	1,138,034

4.00%, 07/25/2040	1,234,164	1,343,241

0.70% (1 mo. USD LIBOR + 0.55%), 02/25/2041(a)	1,012,192	1,016,002

0.67% (1 mo. USD LIBOR + 0.52%), 11/25/2041(a)	1,086,782	1,094,141

0.47% (1 mo. USD LIBOR + 0.32%), 08/25/2044(a)	1,236,631	1,236,043

0.63% (1 mo. USD LIBOR + 0.48%), 02/25/2056(a)	2,387,344	2,399,256

0.57% (1 mo. USD LIBOR + 0.42%), 12/25/2056(a)	2,856,460	2,857,424

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KLU1, Class A2, 2.51%, 12/25/2025	5,000,000	5,356,252

Series KG01, Class A7, 2.88%, 04/25/2026	5,000,000	5,495,045

Series KS11, Class AFX1, 2.15%, 12/25/2028	5,000,000	5,303,191

Series K093, Class A1, 2.76%, 12/25/2028	1,927,982	2,109,958

Series K092, Class AM, 3.02%, 04/25/2029	5,000,000	5,673,728

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
Freddie Mac REMICs, 3.00%, 04/15/2026	$2,309	$2,317

0.66%, 12/15/2035 to 03/15/2040(a)	2,455,226	2,469,578

0.46%, 03/15/2036 to 09/15/2044(a)	4,143,186	4,137,987

0.50% (1 mo. USD LIBOR + 0.35%), 11/15/2036(a)	1,767,919	1,770,028

0.53% (1 mo. USD LIBOR + 0.37%), 03/15/2037(a)	797,723	802,479

0.56% (1 mo. USD LIBOR + 0.40%), 06/15/2037(a)	1,173,646	1,181,026

1.02% (1 mo. USD LIBOR + 0.86%), 11/15/2039(a)	450,983	461,859

0.61%, 03/15/2040 to 02/15/2042(a)	4,156,680	4,179,310

Freddie Mac STRIPS, 0.50% (1 mo. USD LIBOR + 0.35%), 10/15/2037(a)	1,398,110	1,401,228

Freddie Mac Whole Loan Securities Trust, Series 2017-SC02, Class 2A1, 3.50%, 05/25/2047	15,382	15,361

		65,145,900

Federal Home Loan Mortgage Corp. (FHLMC)–15.53%
6.50%, 02/01/2021 to 12/01/2035	1,252,080	1,441,279

6.00%, 03/01/2021 to 07/01/2038	151,234	172,166

7.00%, 12/01/2021 to 11/01/2035	1,761,243	2,047,431

8.00%, 12/01/2021 to 02/01/2035	245,457	261,617

7.50%, 09/01/2022 to 06/01/2035	558,611	643,854

8.50%, 11/17/2022 to 08/01/2031	101,095	107,618

5.50%, 12/01/2022	794	800

3.50%, 08/01/2026 to 12/01/2049	5,164,485	5,615,833

3.00%, 05/01/2027 to 01/01/2050	16,942,837	18,206,663

7.05%, 05/20/2027	43,492	46,966

6.03%, 10/20/2030	471,200	546,311

2.50%, 09/01/2034 to 12/01/2050	23,257,257	24,600,545

5.00%, 01/01/2037 to 01/01/2040	661,923	769,859

4.50%, 01/01/2040 to 08/01/2041	4,218,929	4,728,348

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
ARM,
2.64% (1 yr. USD LIBOR + 1.88%), 09/01/2035(a)	$1,774,522	$1,871,925

2.99% (1 yr. USD LIBOR + 1.88%), 07/01/2036(a)	1,580,544	1,669,542

2.20% (1 yr. USD LIBOR + 1.55%), 10/01/2036(a)	979,807	1,023,069

2.41% (1 yr. USD LIBOR + 1.91%), 10/01/2036(a)	69,997	74,031

2.62% (1 yr. USD LIBOR + 1.97%), 11/01/2037(a)	377,052	398,635

4.08% (1 yr. USD LIBOR + 2.08%), 01/01/2038(a)	19,530	20,546

2.88% (1 yr. USD LIBOR + 1.84%), 07/01/2038(a)	549,782	580,658

3.02% (1 yr. USD LIBOR + 1.79%), 06/01/2043(a)	621,202	650,195

2.94%, 01/01/2048(c)	3,100,991	3,236,810

		68,714,701

Federal National Mortgage Association (FNMA)–23.16%
7.00%, 02/01/2021 to 04/01/2036	1,253,942	1,383,571

5.50%, 03/01/2021 to 05/01/2035	805,065	939,319

6.00%, 08/01/2021 to 10/01/2038	887,821	1,042,982

7.50%, 11/01/2022 to 08/01/2037	2,403,253	2,776,373

6.50%, 06/01/2023 to 11/01/2037	1,411,960	1,624,319

6.75%, 07/01/2024	83,328	93,405

8.50%, 09/01/2024 to 08/01/2037	366,659	420,802

4.50%, 11/01/2024 to 12/01/2048	7,071,819	7,799,645

6.95%, 10/01/2025	10,335	10,483

0.50%, 11/07/2025	4,000,000	4,017,741

8.00%, 09/01/2026 to 10/01/2037	1,448,721	1,728,222

3.50%, 03/01/2027 to 08/01/2027	3,994,298	4,286,318

3.00%, 05/01/2027 to 03/01/2050	15,383,123	16,410,305

0.75%, 10/08/2027	6,000,000	6,027,630

3.59%, 10/01/2028	4,000,000	4,656,024

3.79%, 11/01/2028	4,000,000	4,687,726

5.00%, 08/01/2033 to 12/01/2033	142,246	153,610

2.50%, 12/01/2034 to 07/01/2035	16,786,849	17,690,796

2.00%, 09/01/2035 to 10/01/2035	8,933,239	9,386,150

4.00%, 09/01/2043 to 12/01/2048	12,403,376	13,733,475

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
ARM,
2.53% (1 yr. U.S. Treasury Yield Curve Rate + 2.36%), 10/01/2034(a)	$1,200,191	$1,267,452

2.83% (1 yr. U.S. Treasury Yield Curve Rate + 2.18%), 05/01/2035(a)	114,219	120,145

3.15% (1 yr. USD LIBOR + 1.72%), 03/01/2038(a)	29,097	30,635

2.40% (1 yr. USD LIBOR + 1.75%), 02/01/2042(a)	253,438	254,496

2.18% (1 yr. USD LIBOR + 1.52%), 08/01/2043(a)	610,808	629,529

2.17% (1 yr. U.S. Treasury Yield Curve Rate + 1.88%), 05/01/2044(a)	1,232,256	1,282,743

		102,453,896

Government National Mortgage Association (GNMA)–16.93%
7.50%, 11/15/2022 to 10/15/2035	1,140,523	1,290,840

8.00%, 01/15/2023 to 01/15/2037	655,296	746,132

7.00%, 09/15/2023 to 12/15/2036	540,513	600,797

6.50%, 12/15/2023 to 09/15/2034	1,762,542	1,962,747

6.00%, 01/16/2025 to 08/15/2033	376,802	420,881

5.00%, 02/15/2025	81,107	89,277

6.95%, 08/20/2025 to 08/20/2027	96,061	96,412

6.38%, 10/20/2027 to 02/20/2028	114,887	124,550

6.10%, 12/20/2033	2,670,558	3,068,944

5.70%, 08/20/2034(b)	706,891	810,111

8.50%, 10/15/2036 to 01/15/2037	120,724	127,387

5.89%, 01/20/2039(b)	2,541,558	2,974,807

0.95% (1 mo. USD LIBOR + 0.80%), 09/16/2039(a)	715,234	727,784

0.85% (1 mo. USD LIBOR + 0.70%), 05/20/2040(a)	1,599,294	1,616,233

4.50%, 07/20/2041(b)	366,230	410,786

2.86%, 09/20/2041(b)	1,623,188	1,667,292

0.40% (1 mo. USD LIBOR + 0.25%), 01/20/2042(a)	143,497	143,486

3.50%, 10/20/2042 to 06/20/2050	11,456,600	12,291,502

0.45% (1 mo. USD LIBOR + 0.30%), 08/20/2047(a)	3,539,928	3,539,440

2.50%, 07/20/2049	5,534,930	5,703,748

3.00%, 10/20/2049 to 11/20/2049	8,032,592	8,411,615

Series 2019-29, Class PE, 3.00%, 10/20/2048	3,865,887	4,076,387

Series 2019-52, Class JL, 3.00%, 11/20/2048	4,465,083	4,676,386

Series 2019-30, Class MA, 3.50%, 03/20/2049	913,127	965,979

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Government National Mortgage Association (GNMA)– (continued)
TBA,
2.50%, 01/01/2051(d)	$13,790,000	$14,596,399

Series 2020-137, Class A, 1.50%, 04/16/2062	3,695,674	3,771,104

		74,911,026

Uniform Mortgage-Backed Securities–8.90%
TBA,
1.50%, 01/01/2036(d)	8,618,000	8,866,502

2.00%, 01/01/2036 to 02/01/2051(d)	29,372,000	30,523,375

		39,389,877

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $340,478,963)		350,615,400

U.S. Treasury Securities–16.28%
U.S. Treasury Bills–0.18%(e)(f)
0.11% - 0.12%, 02/04/2021	790,000	789,923

U.S. Treasury Bonds–1.23%
5.38%, 02/15/2031	3,800,000	5,460,867

U.S. Treasury Inflation – Indexed Bonds–2.15%
0.13%, 04/15/2021(g)	2,197,280	2,204,864

0.63%, 04/15/2023(g)	2,725,528	2,870,186

0.50%, 04/15/2024(g)	4,129,680	4,427,436

		9,502,486

U.S. Treasury Inflation – Indexed Notes–2.82%
0.13%, 04/15/2025(g)	11,592,805	12,474,483

U.S. Treasury Notes–9.90%
1.50%, 09/15/2022	2,700,000	2,763,492

2.00%, 11/30/2022	2,700,000	2,796,926

2.38%, 01/31/2023	2,000,000	2,093,203

1.63%, 04/30/2023	4,000,000	4,138,125

2.75%, 05/31/2023	6,300,000	6,695,473

1.63%, 10/31/2023	625,000	651,099

2.63%, 12/31/2023	1,900,000	2,039,457

2.00%, 05/31/2024	2,500,000	2,653,320

2.25%, 11/15/2024	3,000,000	3,232,266

2.88%, 11/30/2025	2,500,000	2,806,836

1.50%, 08/15/2026	4,250,000	4,500,352

1.13%, 02/28/2027	4,759,000	4,934,488

2.38%, 05/15/2027	1,000,000	1,115,273

2.38%, 05/15/2029	2,600,000	2,937,187

1.63%, 08/15/2029	400,000	427,719

		43,785,216

Total U.S. Treasury Securities (Cost $67,277,884)		72,012,975

Asset-Backed Securities–9.79%(h)
Angel Oak Mortgage Trust, Series 2020-6, Class A2, 1.52%, 05/25/2065(b)(i)	2,178,972	2,186,448

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.80%, 09/15/2048(j)	15,590,149	488,436

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 2.96%, 01/25/2035(b)	305,934	322,412

	Principal Amount	Value
Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(b)(i)	$1,407,202	$1,412,258

Series 2016-SH2, Class M3, 3.75%, 12/25/2045(b)(i)	1,547,051	1,581,439

COLT Mortgage Loan Trust,
Series 2020-1, Class A3, 2.90%, 02/25/2050(b)(i)	3,467,431	3,520,331

Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(i)	3,085,086	3,128,520

Commercial Mortgage Trust, Series 2015-CR24, Class B, 4.38%, 08/10/2048(b)	6,200,000	6,849,319

FRESB Mortgage Trust, Series 2019- SB63, Class A5, 2.55%, 02/25/2039(b)	3,645,724	3,781,347

Galton Funding Mortgage Trust, Series 2018-2, Class A41, 4.50%, 10/25/2058(b)(i)	1,166,256	1,190,141

GCAT Trust, Series 2020-NQM1, Class A3, 2.55%, 01/25/2060(i)(k)	3,891,145	3,969,250

New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 0.90% (1 mo. USD LIBOR + 0.75%), 01/25/2048(a)(i)	2,372,343	2,378,089

Series 2020-NQM1, Class A3, 2.77%, 01/26/2060(b)(i)	3,908,094	3,985,421

Verus Securitization Trust, Series 2018-3, Class A-2, 4.18%, 10/25/2058(b)(i)	2,215,174	2,230,815

Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class B, 4.09%, 05/15/2048(b)	5,900,000	6,310,636

Total Asset-Backed Securities (Cost $41,961,033)		43,334,862

U.S. Government Sponsored Agency Securities–3.76%
Federal Home Loan Bank (FHLB)–3.30%
Federal Home Loan Bank, 0.50%, 04/14/2025	14,500,000	14,598,019

Tennessee Valley Authority (TVA)–0.46%
Tennessee Valley Authority, 1.88%, 08/15/2022	2,000,000	2,055,579

Total U.S. Government Sponsored Agency Securities (Cost $16,515,919)		16,653,598

U.S. Dollar Denominated Bonds & Notes–1.37%
Other Diversified Financial Services–0.36%
Private Export Funding Corp., Series BB, 4.30%, 12/15/2021	1,540,000	1,600,104

Sovereign Debt–1.01%
Israel Government AID Bond, 5.13%, 11/01/2024	3,800,000	4,448,746

Total U.S. Dollar Denominated Bonds & Notes (Cost $5,346,779)		6,048,850

Agency Credit Risk Transfer Notes–0.49%
Fannie Mae Connecticut Avenue Securities, Series 2015-C02, Class 1M2, 4.15% (1 mo. USD LIBOR + 4.00%), 05/25/2025 (Cost $1,992,047)(a)	2,121,478	2,167,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Shares	Value
Money Market Funds–1.10%
Invesco Government & Agency Portfolio,Institutional Class, 0.03%(l)(m) (Cost $4,863,064)	4,863,064	$4,863,064

TOTAL INVESTMENTS IN SECURITIES–112.04% (Cost $478,435,689)		495,696,535

OTHER ASSETS LESS LIABILITIES – (12.04)%		(53,256,063)

NET ASSETS–100.00%		$442,440,472

Investment Abbreviations:

ACES	- Automatically Convertible Extendable Security
ARM	- Adjustable Rate Mortgage
Ctfs.	- Certificates
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
REMICs	- Real Estate Mortgage Investment Conduits
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2020.
(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2020.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1K.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(h)	Non-U.S. government sponsored securities.
(i)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $25,582,712, which represented 5.78% of the Fund’s Net Assets.

(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2020.

(k)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(l)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value
	December 31, 2019	at Cost	from Sales	Appreciation	Gain	December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$8,520,491	$214,097,281	$(217,754,708)	$-	$-	$4,863,064	$29,343

(m)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	356	March-2021	$78,667,656	$69,716	$ 69,716

U.S. Treasury 5 Year Notes	516	March-2021	65,100,657	151,585	151,585

U.S. Treasury 10 Year Notes	268	March-2021	37,004,938	32,932	32,932

U.S. Treasury 10 Year Ultra Notes	54	March-2021	8,443,406	(23,595)	(23,595)

Subtotal–Long Futures Contracts				230,638	230,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Open Futures Contracts–(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury Long Bonds	6	March-2021	$(1,039,125)	$(2,073)	$ (2,073)

U.S. Treasury Ultra Bonds	69	March-2021	(14,735,813)	122,214	122,214

Subtotal–Short Futures Contracts				120,141	120,141

Total Futures Contracts				$350,779	$350,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $ 473,572,625)	$490,833,471

Investments in affiliated money market funds, at value (Cost $ 4,863,064)	4,863,064

Other investments:
Variation margin receivable – futures contracts	19,841

Receivable for:
Investments sold	44,612,787

Fund shares sold	47,120

Dividends	84

Interest	1,119,934

Principal paydowns	341,498

Investment for trustee deferred compensation and retirement plans	252,053

Total assets	542,089,852

Liabilities:
Payable for:
Investments purchased	98,433,120

Fund shares reacquired	488,512

Amount due custodian	176,349

Accrued fees to affiliates	223,043

Accrued other operating expenses	59,796

Trustee deferred compensation and retirement plans	268,560

Total liabilities	99,649,380

Net assets applicable to shares outstanding	$442,440,472

Net assets consist of:
Shares of beneficial interest	$421,388,701

Distributable earnings	21,051,771

$442,440,472

Net Assets:
Series I	$257,369,402

Series II	$185,071,070

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	21,384,676

Series II	15,522,550

Series I:
Net asset value per share	$12.04

Series II:
Net asset value per share	$11.92

Statement of Operations

For the year ended December 31, 2020

Investment income:
Interest	$10,001,890

Treasury Inflation-Protected Securities inflation adjustments	246,740

Dividends from affiliated money market funds	29,343

Total investment income	10,277,973

Expenses:
Advisory fees	2,129,989

Administrative services fees	725,134

Custodian fees	21,247

Distribution fees - Series II	457,889

Transfer agent fees	30,174

Trustees’ and officers’ fees and benefits	26,547

Reports to shareholders	12,763

Professional services fees	34,072

Other	(12,172)

Total expenses	3,425,643

Less: Fees waived	(7,125)

Net expenses	3,418,518

Net investment income	6,859,455

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	16,876,132

Futures contracts	(2,949,981)

13,926,151

Change in net unrealized appreciation of:
Unaffiliated investment securities	5,918,306

Futures contracts	135,022

6,053,328

Net realized and unrealized gain	19,979,479

Net increase in net assets resulting from operations	$26,838,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$ 6,859,455	$9,424,865

Net realized gain	13,926,151	3,838,737

Change in net unrealized appreciation	6,053,328	13,152,012

Net increase in net assets resulting from operations	26,838,934	26,415,614

Distributions to shareholders from distributable earnings:
Series I	(6,407,384)	(6,666,815)

Series II	(3,963,835)	(4,034,804)

Total distributions from distributable earnings	(10,371,219)	(10,701,619)

Share transactions–net:
Series I	(3,683,669)	(37,212,596)

Series II	3,388,007	(23,434,778)

Net increase (decrease) in net assets resulting from share transactions	(295,662)	(60,647,374)

Net increase (decrease) in net assets	16,172,053	(44,933,379)

Net assets:
Beginning of year	426,268,419	471,201,798

End of year	$442,440,472	$426,268,419

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$11.61	$0.20	$0.53	$0.73	$(0.30)	$12.04	6.27%	$257,369	0.67	%(d)	0.67	%(d)	1.64	%(d)	48%
Year ended 12/31/19	11.22	0.25	0.43	0.68	(0.29)	11.61	6.07	251,440	0.68		0.68		2.18		35
Year ended 12/31/18	11.41	0.25	(0.19)	0.06	(0.25)	11.22	0.56	279,476	0.69		0.69		2.25		25
Year ended 12/31/17	11.44	0.22	(0.01)	0.21	(0.24)	11.41	1.87	318,298	0.70		0.70		1.97		35
Year ended 12/31/16	11.52	0.23	(0.07)	0.16	(0.24)	11.44	1.32	353,614	0.73		0.73		1.93		31
Series II
Year ended 12/31/20	11.50	0.17	0.52	0.69	(0.27)	11.92	5.97	185,071	0.92	(d)	0.92	(d)	1.39	(d)	48
Year ended 12/31/19	11.12	0.22	0.42	0.64	(0.26)	11.50	5.75	174,828	0.93		0.93		1.93		35
Year ended 12/31/18	11.31	0.22	(0.19)	0.03	(0.22)	11.12	0.29	191,725	0.94		0.94		2.00		25
Year ended 12/31/17	11.33	0.19	(0.00)	0.19	(0.21)	11.31	1.72	207,086	0.95		0.95		1.72		35
Year ended 12/31/16	11.42	0.20	(0.08)	0.12	(0.21)	11.33	1.00	205,010	0.98		0.98		1.68		31

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $262,398 and $183,155 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

Invesco V.I. Government Securities Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

L.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is

Invesco V.I. Government Securities Fund

currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.
M.

Other Risks - The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.500%

Over $250 million	0.450%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.48%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $7,125.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $64,528 for accounting and fund administrative services and was reimbursed $660,606 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Government Securities Fund

Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Sponsored Agency Mortgage-Backed Securities	$–	$350,615,400	$–	$350,615,400

U.S. Treasury Securities	–	72,012,975	–	72,012,975

Asset-Backed Securities	–	43,334,862	–	43,334,862

U.S. Government Sponsored Agency Securities	–	16,653,598	–	16,653,598

U.S. Dollar Denominated Bonds & Notes	–	6,048,850	–	6,048,850

Agency Credit Risk Transfer Notes	–	2,167,786	–	2,167,786

Money Market Funds	4,863,064	–	–	4,863,064

Total Investments in Securities	4,863,064	490,833,471	–	495,696,535

Other Investments - Assets*

Futures Contracts	376,447	–	–	376,447

Other Investments - Liabilities*

Futures Contracts	(25,668)	–	–	(25,668)

Total Other Investments	350,779	–	–	350,779

Total Investments	$5,213,843	$490,833,471	$–	$496,047,314

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

Value

Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$376,447

Derivatives not subject to master netting agreements	(376,447)

Total Derivative Assets subject to master netting agreements	$-

Value

Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(25,668)

Derivatives not subject to master netting agreements	25,668

Total Derivative Liabilities subject to master netting agreements	$-

(a)   The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Invesco V.I. Government Securities Fund

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations

Interest Rate Risk

Realized Gain (Loss):
Futures contracts	$(2,949,981)

Change in Net Unrealized Appreciation:
Futures contracts	135,022

Total	$(2,814,959)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$159,651,532

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$10,371,219	$10,701,619

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$ 10,222,705

Net unrealized appreciation – investments	15,751,965

Temporary book/tax differences	(185,708)

Capital loss carryforward	(4,737,191)

Shares of beneficial interest	421,388,701

Total net assets	$442,440,472

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Government Securities Fund

The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$4,319,042	$418,149	$4,737,191

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $1,824,902,641 and $1,677,838,735, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $18,949,256 and $116,002,474, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$15,929,019

Aggregate unrealized (depreciation) of investments	(177,054)

Net unrealized appreciation of investments	$15,751,965

Cost of investments for tax purposes is $480,295,349.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns and dollar roll adjustments, on December 31, 2020, undistributed net investment income was increased by $3,388,280 and undistributed net realized gain (loss) was decreased by $3,388,280. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2020(a)		Year ended December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Series I	6,054,979	$72,781,909	3,053,546	$35,296,652

Series II	3,404,583	40,292,573	1,618,892	18,750,084

Issued as reinvestment of dividends:
Series I	535,287	6,407,384	571,278	6,666,815

Series II	334,219	3,963,835	348,730	4,034,804

Reacquired:
Series I	(6,871,977)	(82,872,962)	(6,860,415)	(79,176,063)

Series II	(3,421,340)	(40,868,401)	(4,004,398)	(46,219,666)

Net increase (decrease) in share activity	35,751	$(295,662)	(5,272,367)	$(60,647,374)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 80% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Government Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,012.20	$3.34	$1,021.82	$3.35	0.66%
Series II	1,000.00	1,010.50	4.60	1,020.56	4.62	0.91

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$0.00
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	34.20%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group

(registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Government Securities Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Growth and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIGRI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco V.I. Growth and Income Fund (the Fund) underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	2.09%
Series II Shares	1.85
S&P 500 Index▼ (Broad Market Index)	18.40
Russell 1000 Value Index▼ (Style-Specific Index)	2.80
Lipper VUF Large-Cap Value Funds Index∎ (Peer Group Index)	1.69
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    Seven out of eleven sectors within the Rus-sell 1000 Value Index had positive returns for the year. The materials sector had the highest return for the year, while the energy sector posted a double-digit loss.

    Security selection in the consumer discretionary sector was the largest detractor from the Fund’s relative performance compared to the Russell 1000 Value Index for the year. Within the sector, Carnival and Capri Holdings were significant detractors, driven in large party by the pandemic-related selloff in February and March of 2020. Shares of Carnival declined sharply following news of COVID-19 infections on cruise ships. The industry was also hit by the suspension of cruise travel that resulted from the virus outbreak. As a result, the team eliminated the Fund’s position in the stock as they believed cruise demand would be slower to recover than other areas within the sector. Capri Holdings includes the Michael Kors, Versace, and Jimmy Choo brands. The stock declined significantly in the market correction, as consumers sheltered-in-place and stores closed amid the COVID-19 pandemic. Capri’s shares later rebounded from lows set in February and March, so the team used that as an opportunity to eliminate the position given ongoing volatility in the stock.

    Stock selection in and overweight exposure to the energy sector also detracted from the Fund’s relative performance versus the Rus-sell 1000 Value Index during the year. Energy stocks were negatively impacted by the severe decline in oil prices due to the concurrent increase in oil supply resulting from the Saudi Arabia/Russia conflict, and the sharp deceleration in demand due to COVID-19. Key detractors for the year included Royal Dutch Shell and Marathon Oil. The team eliminated these positions during the year and reduced the Fund’s overall exposure to the sector during the year, as there was significant difficulty estimating the extent of volume declines amid the pandemic.

    Security selection in and underweight exposure to the consumer staples sector also detracted from the Fund’s relative performance versus the Russell 1000 Value Index. Restaurant supplier US Foods was a key detractor from Fund performance as demand declined sharply due to COVID-related restaurant closures. The Fund’s lack of exposure to Proctor & Gamble and Wal-Mart (not Fund holdings) also hurt performance. These companies held up relatively better than other companies in the consumer staples sector as they were beneficiaries of heightened consumer demand in response to pandemic-related shelter-in-place mandates.

    Stock selection in and overweight exposure to the information technology (IT) sector was the largest contributor to the Fund’s relative performance compared to the Russell 1000 Value Index. Within the sector, Apple, QUAL-COMM and Cognizant Technology Solutions were the largest contributors, benefiting from a strong rally in the sector beginning in the second quarter of 2020. Apple shares moved higher following the selloff as the company reopened its factory in China and sales rebounded. Shares of QUALCOMM traded higher following the company’s patent license settlement with Huawei that helped boost both revenue and profits. Cognizant had revenue declines due to the pandemic, but earnings were better than anticipated.

Invesco V.I. Growth and Income Fund

    Stock selection and the Fund’s underweight exposure to the real estate sector also helped the Fund’s relative performance versus the Russell 1000 Value Index as the sector under-performed, posting a decline for the year.

    Security selection in the financials sector was another contributor to the Fund’s relative performance during the year. Within the sector Morgan Stanley and Goldman Sachs were strong contributors. Large banks and capital markets firms benefited from a rise in yields during the year and these stocks performed well amid a broader rally in cyclical stocks.

    The Fund held currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Fund’s relative performance for the year.

    During the year, the team reduced the Fund’s relative overweight exposure to the financials and energy sectors, and increased exposure to the industrials, communication services, IT and real estate sectors. At the end of the year, the Fund’s largest overweight exposures were in the financials, IT and health care sectors, while the largest underweight exposures were to the communication services, utilities and real estate sectors.

    As always, we thank you for your investment in Invesco V.I. Growth and Income Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

Portfolio manager(s):

Brian Jurkash (Co-Lead)

Sergio Marcheli

Matthew Titus (Co-Lead)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (12/23/96)	8.54%
10 Years	9.33
5 Years	8.66
1 Year	2.09

Series II Shares
Inception (9/18/00)	6.50%
10 Years	9.05
5 Years	8.40
1 Year	1.85

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund (renamed Invesco V.I. Growth and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class I shares and Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Growth and Income Fund

Supplemental Information

Invesco V.I. Growth and Income Fund’s investment objective is to seek long-term growth of capital and income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Growth and Income Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	23.51%
Health Care	14.52
Information Technology	12.89
Industrials	11.87
Consumer Discretionary	7.41
Communication Services	6.62
Consumer Staples	6.06
Materials	5.36
Energy	4.91
Utilities	2.69
Real Estate	2.11
Money Market Funds Plus Other Assets Less Liabilities	2.05

Top 10 Equity Holdings*

% of total net assets
1. General Motors Co.	3.30%
2. Cognizant Technology Solutions Corp., Class A	2.93
3. Philip Morris International, Inc.	2.67
4. Wells Fargo & Co.	2.61
5. Goldman Sachs Group, Inc. (The)	2.52
6. Morgan Stanley	2.45
7. American International Group, Inc.	2.35
8. Corteva, Inc.	2.32
9. CSX Corp.	2.31
10. PNC Financial Services Group, Inc. (The)	2.16

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Growth and Income Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–97.95%
Aerospace & Defense–4.87%
General Dynamics Corp.	207,266	$30,845,326

Raytheon Technologies Corp.	376,517	26,924,731

Textron, Inc.	391,404	18,916,555

		76,686,612

Apparel Retail–1.62%
TJX Cos., Inc. (The)	372,468	25,435,840

Automobile Manufacturers–3.30%
General Motors Co.	1,246,933	51,922,290

Building Products–3.28%
Johnson Controls International PLC	723,184	33,693,143

Trane Technologies PLC	123,515	17,929,437

		51,622,580

Cable & Satellite–2.70%
Charter Communications, Inc., Class A(b)	27,150	17,961,082

Comcast Corp., Class A	468,670	24,558,308

		42,519,390

Commodity Chemicals–1.12%
Dow, Inc.	317,361	17,613,536

Construction & Engineering–0.66%
Quanta Services, Inc.	144,247	10,388,669

Consumer Finance–1.09%
American Express Co.	141,339	17,089,298

Data Processing & Outsourced Services–1.05%
Fiserv, Inc.(b)	144,648	16,469,621

Diversified Banks–5.32%
Bank of America Corp.	650,664	19,721,626

Citigroup, Inc.	372,649	22,977,537

Wells Fargo & Co.	1,358,496	40,999,409

		83,698,572

Electric Utilities–2.69%
Duke Energy Corp.	173,365	15,873,299

Exelon Corp.	359,135	15,162,680

FirstEnergy Corp.	368,645	11,284,224

		42,320,203

Electronic Components–1.13%
Corning, Inc.	494,070	17,786,520

Electronic Manufacturing Services–1.05%
TE Connectivity Ltd.	136,328	16,505,231

Fertilizers & Agricultural Chemicals–3.08%
Corteva, Inc.	942,300	36,485,856

Nutrien Ltd. (Canada)(c)	250,164	12,047,898

		48,533,754

Food Distributors–3.03%
Sysco Corp.	328,160	24,369,162

	Shares	Value

Food Distributors–(continued)
US Foods Holding Corp.(b)	700,653	$23,338,751

		47,707,913

Health Care Distributors–1.18%
McKesson Corp.	106,862	18,585,439

Health Care Equipment–2.61%
Medtronic PLC	220,037	25,775,134

Zimmer Biomet Holdings, Inc.	98,685	15,206,372

		40,981,506

Health Care Facilities–0.75%
Universal Health Services, Inc., Class B	85,611	11,771,513

Health Care Services–2.09%
Cigna Corp.	87,815	18,281,326

CVS Health Corp.	213,106	14,555,140

		32,836,466

Health Care Supplies–0.80%
Alcon, Inc. (Switzerland)(b)	188,149	12,560,759

Home Improvement Retail–0.95%
Kingfisher PLC (United Kingdom)(b)	4,052,147	14,994,381

Human Resource & Employment Services–0.74%
Adecco Group AG (Switzerland)	173,699	11,646,936

Insurance Brokers–0.87%
Willis Towers Watson PLC	64,821	13,656,488

Integrated Oil & Gas–1.33%
Chevron Corp.	248,591	20,993,510

Internet & Direct Marketing Retail–1.54%
Booking Holdings, Inc.(b)	10,878	24,228,243

Investment Banking & Brokerage–5.79%
Charles Schwab Corp. (The)	244,538	12,970,295

Goldman Sachs Group, Inc. (The)	150,613	39,718,154

Morgan Stanley	561,405	38,473,085

		91,161,534

IT Consulting & Other Services–2.93%
Cognizant Technology Solutions Corp., Class A	562,577	46,103,185

Managed Health Care–1.98%
Anthem, Inc.	96,974	31,137,382

Movies & Entertainment–1.94%
Walt Disney Co. (The)(b)	168,362	30,503,827

Multi-line Insurance–2.35%
American International Group, Inc.	977,763	37,018,107

Oil & Gas Exploration & Production–3.58%
Canadian Natural Resources Ltd. (Canada)	510,557	12,269,572

Concho Resources, Inc.	231,021	13,480,076

ConocoPhillips	96,968	3,877,750

Devon Energy Corp.	764,330	12,084,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

	Shares	Value

Oil & Gas Exploration & Production–(continued)
Parsley Energy, Inc., Class A	1,026,528	$14,576,698

		56,288,153

Other Diversified Financial Services–1.89%
Equitable Holdings, Inc.	482,546	12,348,352

Voya Financial, Inc.	296,321	17,426,638

		29,774,990

Packaged Foods & Meats–0.36%
Mondelez International, Inc., Class A	96,016	5,614,056

Pharmaceuticals–5.12%
Bristol-Myers Squibb Co.	401,171	24,884,637

GlaxoSmithKline PLC (United Kingdom)	499,516	9,152,665

Johnson & Johnson	92,097	14,494,226

Pfizer, Inc.	399,538	14,706,994

Sanofi (France)	179,210	17,315,367

		80,553,889

Railroads–2.31%
CSX Corp.	400,519	36,347,099

Real Estate Services–2.11%
CBRE Group, Inc., Class A(b)	530,257	33,257,719

Regional Banks–6.20%
Citizens Financial Group, Inc.	946,782	33,856,925

PNC Financial Services Group, Inc. (The)	228,383	34,029,067

Truist Financial Corp.	619,811	29,707,541

		97,593,533

Semiconductors–4.24%
Micron Technology, Inc.(b)	196,046	14,738,738

NXP Semiconductors N.V. (Netherlands)	142,985	22,736,045

QUALCOMM, Inc.	191,969	29,244,558

		66,719,341

Specialty Chemicals–1.16%
DuPont de Nemours, Inc.	255,644	18,178,845

	Shares	Value

Systems Software–1.55%
Oracle Corp.	377,840	$24,442,470

Technology Hardware, Storage & Peripherals–0.94%
Apple, Inc.	111,514	14,796,793

Tobacco–2.67%
Philip Morris International, Inc.	507,086	41,981,650

Wireless Telecommunication Services–1.98%
Vodafone Group PLC (United Kingdom)	18,889,827	31,085,742

Total Common Stocks & Other Equity Interests (Cost $1,179,603,311)		1,541,113,585

Money Market Funds–3.94%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	22,913,609	22,913,609

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)(e)	12,921,593	12,925,470

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	26,186,982	26,186,982

Total Money Market Funds (Cost $62,027,353)		62,026,061

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.89% (Cost $1,241,630,664)		1,603,139,646

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.76%
Invesco Private Government Fund, 0.02%(d)(e)(f)	4,780,034	4,780,034

Invesco Private Prime Fund, 0.12%(d)(e)(f)	7,167,901	7,170,051

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,950,085)		11,950,085

TOTAL INVESTMENTS IN SECURITIES–102.65% (Cost $1,253,580,749)		1,615,089,731

OTHER ASSETS LESS LIABILITIES–(2.65)%		(41,689,391)

NET ASSETS–100.00%		$1,573,400,340

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$36,165,254	$167,728,481	$(180,980,126)	$-	$-	$22,913,609	$76,131

Invesco Liquid Assets Portfolio, Institutional Class	25,915,806	119,806,058	(132,808,185)	(974)	12,765	12,925,470	66,798

Invesco Treasury Portfolio, Institutional Class	41,331,718	191,689,693	(206,834,429)	-	-	26,186,982	82,941

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	$-	$14,382,025	$(14,382,025)	$-	$-	$-	$768	*

Invesco Liquid Assets Portfolio, Institutional Class	-	4,786,313	(4,784,001)	-	(2,312)	-	1,134	*

Invesco Private Government Fund	-	33,114,344	(28,334,310)	-	-	4,780,034	159	*

Invesco Private Prime Fund	-	11,884,867	(4,714,983)	-	167	7,170,051	89	*

Total	$103,412,778	$543,391,781	$(572,838,059)	$(974)	$10,620	$73,976,146	$228,020

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

01/15/2021	State Street Bank & Trust Co.	CHF	542,563	USD	614,129	$1,072

01/15/2021	State Street Bank & Trust Co.	EUR	373,652	USD	458,290	1,694

01/15/2021	State Street Bank & Trust Co.	USD	491,714	CAD	631,814	4,673

01/15/2021	State Street Bank & Trust Co.	USD	282,850	CHF	251,405	1,220

01/15/2021	State Street Bank & Trust Co.	USD	561,797	EUR	461,017	1,557

01/15/2021	State Street Bank & Trust Co.	USD	2,039,180	GBP	1,517,943	36,818

Subtotal–Appreciation						47,034

Currency Risk

01/15/2021	Bank of New York Mellon (The)	CAD	11,973,838	USD	9,400,388	(6,918)

01/15/2021	Bank of New York Mellon (The)	EUR	10,463,624	USD	12,725,796	(60,569)

01/15/2021	Bank of New York Mellon (The)	GBP	31,742,188	USD	42,507,964	(903,868)

01/15/2021	State Street Bank & Trust Co.	CAD	953,465	USD	745,866	(3,229)

01/15/2021	State Street Bank & Trust Co.	CHF	15,739,296	USD	17,768,115	(16,174)

01/15/2021	State Street Bank & Trust Co.	EUR	236,557	USD	288,367	(702)

01/15/2021	State Street Bank & Trust Co.	GBP	756,948	USD	1,019,329	(15,901)

01/15/2021	State Street Bank & Trust Co.	USD	318,986	CAD	405,893	(94)

Subtotal–Depreciation						(1,007,455)

Total Forward Foreign Currency Contracts						$(960,421)

Abbreviations:

CAD – Canadian Dollar
CHF – Swiss Franc
EUR – Euro
GBP – British Pound Sterling
USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $1,179,603,311)*	$1,541,113,585

Investments in affiliated money market funds, at value (Cost $73,977,438)	73,976,146

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	47,034

Foreign currencies, at value (Cost $620)	630

Receivable for:
Investments sold	4,675,360

Fund shares sold	370,353

Dividends	2,932,351

Investment for trustee deferred compensation and retirement plans	236,832

Total assets	1,623,352,291

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,007,455

Payable for:
Investments purchased	7,121,417

Fund shares reacquired	26,992,968

Amount due custodian	1,639,318

Collateral upon return of securities loaned	11,950,085

Accrued fees to affiliates	851,766

Accrued trustees’ and officers’ fees and benefits	2,007

Accrued other operating expenses	123,848

Trustee deferred compensation and retirement plans	263,087

Total liabilities	49,951,951

Net assets applicable to shares outstanding	$1,573,400,340

Net assets consist of:
Shares of beneficial interest	$1,325,494,988

Distributable earnings	247,905,352

$1,573,400,340

Net Assets:
Series I	$157,477,786

Series II	$1,415,922,554

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,412,624

Series II	75,721,164

Series I:
Net asset value per share	$18.72

Series II:
Net asset value per share	$18.70

*	At December 31, 2020, security with a value of $11,927,402 was on loan to brokers.

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $367,915)	$33,447,847

Dividends from affiliated money market funds (includes securities lending income of $121,097)	346,967

Total investment income	33,794,814

Expenses:
Advisory fees	7,264,586

Administrative services fees	2,097,286

Custodian fees	64,535

Distribution fees - Series II	2,823,213

Transfer agent fees	29,043

Trustees’ and officers’ fees and benefits	42,586

Reports to shareholders	9,101

Professional services fees	57,685

Other	17,083

Total expenses	12,405,118

Less: Fees waived	(50,944)

Net expenses	12,354,174

Net investment income	21,440,640

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(90,867,492)

Affiliated investment securities	10,620

Foreign currencies	845,329

Forward foreign currency contracts	(4,547,860)

(94,559,403)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	58,343,039

Affiliated investment securities	(974)

Foreign currencies	1,694

Forward foreign currency contracts	1,574,788

59,918,547

Net realized and unrealized gain (loss)	(34,640,856)

Net increase (decrease) in net assets resulting from operations	$(13,200,216)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$21,440,640	$25,947,061

Net realized gain (loss)	(94,559,403)	(6,838,792)

Change in net unrealized appreciation	59,918,547	279,095,156

Net increase (decrease) in net assets resulting from operations	(13,200,216)	298,203,425

Distributions to shareholders from distributable earnings:
Series I	(5,561,715)	(23,474,054)

Series II	(42,601,032)	(173,791,397)

Total distributions from distributable earnings	(48,162,747)	(197,265,451)

Share transactions–net:
Series I	(24,590,096)	4,136,745

Series II	(40,847,878)	343,560,704

Net increase (decrease) in net assets resulting from share transactions	(65,437,974)	347,697,449

Net increase (decrease) in net assets	(126,800,937)	448,635,423

Net assets:
Beginning of year	1,700,201,277	1,251,565,854

End of year	$1,573,400,340	$1,700,201,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$19.09	$0.31		$(0.01)	$0.30	$(0.39)	$(0.28)	$(0.67)	$18.72	2.09%	$157,478	0.75	%(d)	0.75	%(d)	1.90	%(d)	46%
Year ended 12/31/19	17.51	0.37		3.84	4.21	(0.38)	(2.25)	(2.63)	19.09	25.19	187,097	0.73		0.74		1.91		62
Year ended 12/31/18	22.70	0.36		(2.95)	(2.59)	(0.47)	(2.13)	(2.60)	17.51	(13.38)	166,306	0.75		0.75		1.63		32
Year ended 12/31/17	21.05	0.41	(e)	2.52	2.93	(0.34)	(0.94)	(1.28)	22.70	14.32	187,254	0.76		0.76		1.90	(e)	17
Year ended 12/31/16	19.60	0.33		3.29	3.62	(0.23)	(1.94)	(2.17)	21.05	19.69	168,082	0.77		0.79		1.69		28
Series II
Year ended 12/31/20	19.06	0.27		(0.01)	0.26	(0.34)	(0.28)	(0.62)	18.70	1.85	1,415,923	1.00	(d)	1.00	(d)	1.65	(d)	46
Year ended 12/31/19	17.48	0.32		3.83	4.15	(0.32)	(2.25)	(2.57)	19.06	24.85	1,513,105	0.98		0.99		1.66		62
Year ended 12/31/18	22.66	0.30		(2.95)	(2.65)	(0.40)	(2.13)	(2.53)	17.48	(13.59)	1,085,260	1.00		1.00		1.38		32
Year ended 12/31/17	21.02	0.36	(e)	2.51	2.87	(0.29)	(0.94)	(1.23)	22.66	14.04	1,823,085	1.01		1.01		1.65	(e)	17
Year ended 12/31/16	19.58	0.28		3.28	3.56	(0.18)	(1.94)	(2.12)	21.02	19.37	1,838,074	1.02		1.04		1.44		28

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $146,094 and $1,129,285 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.30 and 1.42%, and $0.25 and 1.17%, for Series I and Series II, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is to seek long-term growth of capital and income.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. Growth and Income Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

Invesco V.I. Growth and Income Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.600%

Over $500 million	0.550%

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.57%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least April 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of the Fund’s average daily net assets (the “expense limits”). Effective May 1, 2021 through June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $50,944.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $185,784 for accounting and fund administrative services and was reimbursed $1,911,502 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    For the year ended December 31, 2020, the Fund incurred $7,925 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

Invesco V.I. Growth and Income Fund

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,444,357,735	$96,755,850	$–	$1,541,113,585

Money Market Funds	62,026,061	11,950,085	–	73,976,146

Total Investments in Securities	1,506,383,796	108,705,935	–	1,615,089,731

Other Investments - Assets*

Forward Foreign Currency Contracts	–	47,034	–	47,034

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(1,007,455)	–	(1,007,455)

Total Other Investments	–	(960,421)	–	(960,421)

Total Investments	$1,506,383,796	$107,745,514	$–	$1,614,129,310

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$47,034

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$47,034

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(1,007,455)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(1,007,455)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2020.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Bank of New York Mellon (The)	$-	$(971,355)	$(971,355)	$-	$-	$(971,355)

State Street Bank & Trust Co.	47,034	(36,100)	10,934	-	-	10,934

Total	$47,034	$(1,007,455)	$(960,421)	$-	$-	$(960,421)

Invesco V.I. Growth and Income Fund

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Currency
Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(4,547,860)

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	1,574,788

Total	$(2,973,072)

    The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$111,827,531

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$26,309,042	$24,898,470

Long-term capital gain	21,853,705	172,366,981

Total distributions	$48,162,747	$197,265,451

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$22,257,079

Net unrealized appreciation – investments	312,594,536

Net unrealized appreciation - foreign currencies	23,525

Temporary book/tax differences	(185,315)

Capital loss carryforward	(86,784,473)

Shares of beneficial interest	1,325,494,988

Total net assets	$1,573,400,340

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to forward foreign currency contracts and wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Growth and Income Fund

    The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$30,104,856	$56,679,617	$86,784,473

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $573,690,625 and $631,312,481, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$335,775,233

Aggregate unrealized (depreciation) of investments	(23,180,697)

Net unrealized appreciation of investments	$312,594,536

    Cost of investments for tax purposes is $1,301,534,774.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2020, undistributed net investment income was increased by $840,449 and undistributed net realized gain (loss) was decreased by $840,449. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	1,177,028	$18,316,966	961,502	$18,593,160

Series II	21,163,497	336,267,970	46,991,194	937,263,516

Issued as reinvestment of dividends:
Series I	341,629	5,561,715	1,324,721	23,474,054

Series II	2,618,379	42,601,032	9,813,179	173,791,397

Reacquired:
Series I	(2,909,124)	(48,468,777)	(1,980,258)	(37,930,469)

Series II	(27,458,503)	(419,716,880)	(39,496,692)	(767,494,209)

Net increase (decrease) in share activity	(5,067,094)	$(65,437,974)	17,613,646	$347,697,449

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Growth and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,273.00	$4.40	$1,021.27	$3.91	0.77%
Series II	1,000.00	1,271.30	5.82	1,020.01	5.18	1.02

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$21,853,705
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey–1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes–1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Growth and Income Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Health Care Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VIGHC-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco V.I. Health Care Fund (the Fund) outperformed the MSCI World Health Care Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	14.16%
Series II Shares	14.20
MSCI World Index▼ (Broad Market Index)	15.90
MSCI World Health Care Index▼ (Style-Specific Index)	13.52
Lipper VUF Health/Biotechnology Funds Classification Average∎ (Peer Group)	21.09

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    Stock selection in the biotechnology and health care supplies industries contributed most to relative performance compared to the MSCI World Health Care Index. An overweight allocation to health care technology and life sciences tools and services was also additive to relative performance. Stock selection in health care equipment, pharmaceuticals and managed health care detracted most from relative performance.

    The top three individual contributors to performance were Thermo Fisher Scientific, Immunomedics and Inspire Medical Systems. Thermo Fisher Scientific delivered strong business performance across its segments and continues to benefit from health care innovation. Immunomedics is a leading biopharmaceutical company in the area of antibody-drug conjugates. In the second quarter, its asset Trodelvy was approved on an accelerated basis for metastatic triple-negative breast cancer, a cancer with a particularly high unmet need and few treatment options. Shares also climbed in September when it was announced that Gilead would be acquiring the company. Inspire Medical Systems is a medical technology company focused on the treatment of obstructive sleep apnea. Performance was strong, with significant business momentum being driven by the number of US medical centers implanting its Inspire therapy, broader Medicare and commercial insurance coverage and no meaningful negative impact from COVID-19. We liquidated our holdings in Immunomedics prior to the end of the year.

    The top three individual detractors from performance were Boston Scientific, Axsome Therapeutics and Amarin. Boston Scientific was negatively impacted by COVID-19 crowding out many of the elective procedures associated with its product portfolio and some of its clinical trials were also put on hold. Investors were also taken by surprise in late 2020, when the company announced it would be recalling its Lotus Edge transcatheter aortic valve replacement product and ending the program. We exited the position. Axsome Therapeutics is developing therapies for the treatment of central nervous system diseases using several platform approaches to drug development, modification and delivery. The company continued to make fundamental progress this year in multiple neurology programs with positive data and collaboration with the FDA, but its stock price fluctuated as investors awaited additional updates. Amarin is a pharmaceutical company focused on developing therapeutics to cost-effectively improve cardiovascular health. The company lost a patent case in early 2020 that was a surprise to investors and caused its shares to drop. We liquidated our holdings in Amarin by the end of the year.

    The Fund invests around four long-term themes, underpinned by our research team’s fundamental insights: 1) Innovation – health care is in an unprecedented era of research & development, 2) the intersection between health care and other top performing sectors such as technology & consumer, 3) addressing the cost of care, and 4) aging demographics globally. In our increasingly globalized and interconnected world, the current crisis has shined a light on health care’s essential role in

Invesco V.I. Health Care Fund

safeguarding the world’s economy and justified increased spending to address the current catastrophe and to mitigate and prevent future episodes.

    We thank you for your investment in Invesco V.I. Health Care Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

Portfolio manager(s):

Justin Livengood

Henry Wu

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (5/21/97)	9.32%
10 Years	13.09
5 Years	9.43
1 Year	14.46

Series II Shares
Inception (4/30/04)	8.93%
10 Years	12.81
5 Years	9.16
1 Year	14.20

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Health Care Fund

Supplemental Information

Invesco V.I. Health Care Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper VUF Health/Biotechnology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Health/ Biotechnology Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Health Care Fund

Fund Information

Portfolio Composition

By country	% of total net assets

United States	85.88%
Switzerland	5.47
United Kingdom	2.94
Netherlands	2.29
Countries, each less than 2% of portfolio	2.41
Money Market Funds Plus Other Assets Less Liabilities	1.01

Top 10 Equity Holdings*

% of total net assets
1. Thermo Fisher Scientific, Inc.	5.24%
2. UnitedHealth Group, Inc.	4.96
3. Medtronic PLC	3.11
4. Abbott Laboratories	3.02
5. AstraZeneca PLC, ADR	2.94
6. Danaher Corp.	2.90
7. Intuitive Surgical, Inc.	2.84
8. Eli Lilly and Co.	2.73
9. Novartis AG, ADR	2.55
10. IDEXX Laboratories, Inc.	2.50

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Health Care Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–98.99%
Biotechnology–23.59%
AbbVie, Inc.	44,227	$4,738,923

ACADIA Pharmaceuticals, Inc.(b)	66,876	3,575,191

Acceleron Pharma, Inc.(b)	8,822	1,128,687

Allakos, Inc.(b)	4,545	636,300

Altimmune, Inc.(b)	44,440	501,283

Arcus Biosciences, Inc.(b)	27,938	725,271

Argenx SE, ADR (Netherlands)(b)	3,868	1,137,540

Ascendis Pharma A/S, ADR (Denmark)(b)	9,038	1,507,358

Biogen, Inc.(b)	7,493	1,834,736

BioMarin Pharmaceutical, Inc.(b)	16,589	1,454,690

CareDx, Inc.(b)	8,373	606,624

Cogent Biosciences, Inc.(b)	72,358	812,580

Exact Sciences Corp.(b)	21,966	2,910,275

Fate Therapeutics, Inc.(b)	6,127	557,128

Forte Biosciences, Inc.(b)	31,301	1,139,670

Genmab A/S, ADR (Denmark)(b)	28,960	1,177,514

Global Blood Therapeutics, Inc.(b)	18,055	781,962

Halozyme Therapeutics, Inc.(b)	28,690	1,225,350

Iovance Biotherapeutics, Inc.(b)	35,611	1,652,350

Kadmon Holdings, Inc.(b)	180,528	749,191

Keros Therapeutics, Inc.(b)	19,495	1,375,177

Kinnate Biopharma, Inc.(b)	17,369	690,939

Kronos Bio, Inc.(b)	39,074	1,167,140

Mersana Therapeutics, Inc.(b)	40,698	1,082,974

Natera, Inc.(b)	9,085	904,139

Novavax, Inc.(b)	13,034	1,453,421

Olema Pharmaceuticals, Inc.(b)	54,805	2,635,024

PMV Pharmaceuticals, Inc.(b)	31,364	1,929,200

Rocket Pharmaceuticals, Inc.(b)	34,106	1,870,373

Sarepta Therapeutics, Inc.(b)	10,792	1,839,928

Seagen, Inc.(b)	9,121	1,597,452

TG Therapeutics, Inc.(b)	20,589	1,071,040

Trillium Therapeutics, Inc. (Canada)(b)(c)	91,324	1,343,376

Ultragenyx Pharmaceutical, Inc.(b)	4,240	586,943

Vertex Pharmaceuticals, Inc.(b)	20,195	4,772,886

Zentalis Pharmaceuticals, Inc.(b)	28,023	1,455,515

		54,628,150

Electronic Equipment & Instruments–0.09%
908 Devices, Inc.(b)	3,841	218,745

Health Care Equipment–24.96%
Abbott Laboratories	63,966	7,003,637

Becton, Dickinson and Co.	7,642	1,912,181

Danaher Corp.	30,288	6,728,176

DexCom, Inc.(b)	3,270	1,208,984

Edwards Lifesciences Corp.(b)	50,164	4,576,462

Globus Medical, Inc., Class A(b)	28,672	1,869,988

IDEXX Laboratories, Inc.(b)	11,563	5,779,997

Insulet Corp.(b)	4,409	1,127,073

Intuitive Surgical, Inc.(b)	8,033	6,571,797

Koninklijke Philips N.V. (Netherlands)(b)	77,780	4,162,502

Masimo Corp.(b)	8,545	2,293,307

Medtronic PLC	61,446	7,197,785

	Shares	Value

Health Care Equipment–(continued)
Outset Medical, Inc.(b)	3,604	$204,851

Stryker Corp.	7,737	1,895,875

Zimmer Biomet Holdings, Inc.	34,188	5,268,029

		57,800,644

Health Care Facilities–1.89%
HCA Healthcare, Inc.	22,861	3,759,720

Surgery Partners, Inc.(b)	20,991	608,948

		4,368,668

Health Care Services–3.72%
1Life Healthcare, Inc.(b)	28,920	1,262,358

Amedisys, Inc.(b)	6,703	1,966,191

Cigna Corp.	15,764	3,281,750

Guardant Health, Inc.(b)	7,440	958,867

Oak Street Health, Inc.(b)	18,889	1,155,251

		8,624,417

Health Care Supplies–4.83%
Alcon, Inc. (Switzerland)(b)	19,339	1,275,987

Align Technology, Inc.(b)	9,267	4,952,100

Pulmonx Corp.(b)	25,738	1,776,437

Silk Road Medical, Inc.(b)	35,197	2,216,707

West Pharmaceutical Services, Inc.	3,404	964,387

		11,185,618

Health Care Technology–4.57%
HMS Holdings Corp.(b)	30,634	1,125,800

Inspire Medical Systems, Inc.(b)	24,155	4,543,314

Ping An Healthcare and Technology Co. Ltd. (China)(b)(d)	127,100	1,542,252

Veeva Systems, Inc., Class A(b)	12,349	3,362,015

		10,573,381

Life Sciences Tools & Services–11.22%
10X Genomics, Inc., Class A(b)	9,114	1,290,542

Agilent Technologies, Inc.	14,527	1,721,304

Bio-Rad Laboratories, Inc., Class A(b)	3,095	1,804,199

Charles River Laboratories International, Inc.(b)	4,703	1,175,092

Illumina, Inc.(b)	3,487	1,290,190

Lonza Group AG (Switzerland)	2,041	1,310,863

Maravai LifeSciences Holdings, Inc., Class A(b)	39,036	1,094,960

Mettler-Toledo International, Inc.(b)	938	1,069,020

NeoGenomics, Inc.(b)	11,334	610,223

Quanterix Corp.(b)	12,486	580,599

Repligen Corp.(b)	7,858	1,505,828

Seer, Inc.(b)	6,848	384,447

Thermo Fisher Scientific, Inc.	26,069	12,142,419

		25,979,686

Managed Health Care–9.17%
Anthem, Inc.	12,268	3,939,132

HealthEquity, Inc.(b)	10,970	764,719

Humana, Inc.	12,310	5,050,423

UnitedHealth Group, Inc.	32,754	11,486,173

		21,240,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

	Shares	Value

Pharmaceuticals–14.95%
AstraZeneca PLC, ADR (United Kingdom)	135,972	$6,797,240

Axsome Therapeutics, Inc.(b)	27,953	2,277,331

Bristol-Myers Squibb Co.	74,401	4,615,094

Catalent, Inc.(b)	5,945	618,696

Eli Lilly and Co.	37,451	6,323,227

Horizon Therapeutics PLC(b)	15,471	1,131,704

Novartis AG, ADR (Switzerland)	62,568	5,908,296

Relmada Therapeutics, Inc.(b)	27,285	875,030

Roche Holding AG (Switzerland)	11,977	4,178,870

Zoetis, Inc.	11,514	1,905,567

		34,631,055

Total Common Stocks & Other Equity Interests (Cost $150,945,453)		229,250,811

Money Market Funds–1.17%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	867,698	867,698

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(e)(f)	861,398	861,656

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	991,654	$991,654

Total Money Market Funds (Cost $2,720,800)		2,721,008

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.16% (Cost $153,666,253)		231,971,819

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.24%
Invesco Private Government Fund, 0.02%(e)(f)(g)	220,001	220,001

Invesco Private Prime Fund, 0.12%(e)(f)(g)	329,902	330,001

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $550,002)		550,002

TOTAL INVESTMENTS IN SECURITIES–100.40% (Cost $154,216,255)		232,521,821

OTHER ASSETS LESS LIABILITIES–(0.40)%		(937,326)

NET ASSETS–100.00%		$231,584,495

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2020.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2020 represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,366,547	$20,040,460	$(20,539,309)	$-	$-	$867,698	$5,132

Invesco Liquid Assets Portfolio, Institutional Class	893,809	14,574,756	(14,608,200)	248	1,043	861,656	8,048

Invesco Treasury Portfolio, Institutional Class	1,561,768	22,903,382	(23,473,496)	-	-	991,654	4,899

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	27,951,760	(27,731,759)	-	-	220,001	332*

Invesco Private Prime Fund	-	18,006,831	(17,676,990)	-	160	330,001	559*

Total	$3,822,124	$103,477,189	$(104,029,754)	$248	$1,203	$3,271,010	$18,970

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $150,945,453)*	$229,250,811

Investments in affiliated money market funds, at value (Cost $3,270,802)	3,271,010

Foreign currencies, at value (Cost $8,527)	8,832

Receivable for:
Fund shares sold	11,900

Dividends	275,706

Investment for trustee deferred compensation and retirement plans	86,202

Total assets	232,904,461

Liabilities:
Payable for:
Investments purchased	149,467

Fund shares reacquired	187,997

Amount due custodian	188,266

Collateral upon return of securities loaned	550,002

Accrued fees to affiliates	109,224

Accrued other operating expenses	40,249

Trustee deferred compensation and retirement plans	94,761

Total liabilities	1,319,966

Net assets applicable to shares outstanding	$231,584,495

Net assets consist of:
Shares of beneficial interest	$129,147,303

Distributable earnings	102,437,192

$231,584,495

Net Assets:
Series I	$155,598,096

Series II	$75,986,399

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,618,149

Series II	2,396,910

Series I:
Net asset value per share	$33.69

Series II:
Net asset value per share	$31.70

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $109,710)	$2,288,356

Dividends from affiliated money market funds (includes securities lending income of $16,231)	34,310

Total investment income	2,322,666

Expenses:
Advisory fees	1,565,051

Administrative services fees	341,077

Custodian fees	13,583

Distribution fees - Series II	168,840

Transfer agent fees	38,211

Trustees’ and officers’ fees and benefits	23,357

Reports to shareholders	8,105

Professional services fees	46,797

Other	2,766

Total expenses	2,207,787

Less: Fees waived	(6,555)

Net expenses	2,201,232

Net investment income	121,434

Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	24,336,903

Affiliated investment securities	1,203

Foreign currencies	13,117

24,351,223

Change in net unrealized appreciation of:
Unaffiliated investment securities	4,438,701

Affiliated investment securities	248

Foreign currencies	9,345

4,448,294

Net realized and unrealized gain	28,799,517

Net increase in net assets resulting from operations	$28,920,951

*	At December 31, 2020, securities with an aggregate value of $536,800 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$121,434	$476,623

Net realized gain	24,351,223	5,111,934

Change in net unrealized appreciation	4,448,294	50,736,226

Net increase in net assets resulting from operations	28,920,951	56,324,783

Distributions to shareholders from distributable earnings:
Series I	(3,835,331)	(3,345,368)

Series II	(1,795,400)	(1,628,278)

Total distributions from distributable earnings	(5,630,731)	(4,973,646)

Share transactions–net:
Series I	(10,234,970)	(14,313,793)

Series II	(2,188,112)	(6,003,015)

Net increase (decrease) in net assets resulting from share transactions	(12,423,082)	(20,316,808)

Net increase in net assets	10,867,138	31,034,329

Net assets:
Beginning of year	220,717,357	189,683,028

End of year	$231,584,495	$220,717,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$30.23	$0.04		$4.26	$4.30	$(0.10)	$(0.74)	$(0.84)	$33.69	14.46%	$155,598	0.98	%(d)	0.98	%(d)	0.13	%(d)	46%
Year ended 12/31/19	23.41	0.08		7.40	7.48	(0.01)	(0.65)	(0.66)	30.23	32.50	149,954	0.97		0.97		0.32		8
Year ended 12/31/18	26.44	0.03	(e)	0.59	0.62	-	(3.65)	(3.65)	23.41	0.90	129,377	1.00		1.00		0.10	(e)	35
Year ended 12/31/17	24.11	(0.02)		3.86	3.84	(0.10)	(1.41)	(1.51)	26.44	15.83	144,038	1.01		1.01		(0.08)		37
Year ended 12/31/16	31.75	0.09		(3.36)	(3.27)	-	(4.37)	(4.37)	24.11	(11.46)	145,408	1.04		1.04		0.31		23
Series II
Year ended 12/31/20	28.49	(0.03)		4.01	3.98	(0.03)	(0.74)	(0.77)	31.70	14.20	75,986	1.23	(d)	1.23	(d)	(0.12	)(d)	46
Year ended 12/31/19	22.14	0.02		6.98	7.00	-	(0.65)	(0.65)	28.49	32.18	70,763	1.22		1.22		0.07		8
Year ended 12/31/18	25.25	(0.04	)(e)	0.58	0.54	-	(3.65)	(3.65)	22.14	0.62	60,306	1.25		1.25		(0.15	)(e)	35
Year ended 12/31/17	23.07	(0.08)		3.69	3.61	(0.02)	(1.41)	(1.43)	25.25	15.55	67,240	1.26		1.26		(0.33)		37
Year ended 12/31/16	30.65	0.02		(3.23)	(3.21)	-	(4.37)	(4.37)	23.07	(11.69)	69,190	1.29		1.29		0.06		23

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $141,137 and $67,536 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.00 and (0.03)%, $(0.07) and (0.28)%, for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations

Invesco V.I. Health Care Fund

and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to

Invesco V.I. Health Care Fund

acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.75%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $6,555.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $30,077 for accounting and fund administrative services and was reimbursed $311,000 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    For the year ended December 31, 2020, the Fund incurred $1,930 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Health Care Fund

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$218,056,324	$11,194,487	$-	$229,250,811

Money Market Funds	2,721,008	550,002	-	3,271,010

Total Investments	$220,777,332	$11,744,489	$-	$232,521,821

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$799,574	$1,765,566

Long-term capital gain	4,831,157	3,208,080

Total distributions	$5,630,731	$4,973,646

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$2,733,642

Undistributed long-term capital gain	21,653,775

Net unrealized appreciation – investments	78,106,208

Net unrealized appreciation - foreign currencies	9,555

Temporary book/tax differences	(65,988)

Shares of beneficial interest	129,147,303

Total net assets	$231,584,495

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2020.

Invesco V.I. Health Care Fund

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $94,082,293 and $110,766,574, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$79,168,350

Aggregate unrealized (depreciation) of investments	(1,062,142)

Net unrealized appreciation of investments	$78,106,208

    Cost of investments for tax purposes is $154,415,613.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2020, undistributed net investment income was increased by $18,402 and undistributed net realized gain was decreased by $18,402. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	688,939	$20,193,172	588,096	$15,603,976

Series II	296,254	8,256,245	184,379	4,579,271

Issued as reinvestment of dividends:
Series I	124,161	3,835,331	131,915	3,345,368

Series II	61,740	1,795,400	68,072	1,628,278

Reacquired:
Series I	(1,155,847)	(34,263,473)	(1,286,131)	(33,263,137)

Series II	(444,589)	(12,239,757)	(492,335)	(12,210,564)

Net increase (decrease) in share activity	(429,342)	$(12,423,082)	(806,004)	$(20,316,808)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Health Care Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Health Care Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,175.70	$5.36	$1,020.21	$4.98	0.98%
Series II	1,000.00	1,174.10	6.72	1,018.95	6.24	1.23

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,831,157
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	99.93%
U.S. Treasury Obligations*	0.00%
                *   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Health Care Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. High Yield Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIHYI-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco V.I. High Yield Fund (the Fund) underperformed the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	3.32%
Series II Shares	2.90
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	7.51
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼
(Style-Specific Index)	7.05
Lipper VUF High Yield Bond Funds Classification Average∎ (Peer Group)	4.99

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Fixed income markets began the fiscal year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the US Federal Reserve (the Fed) took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.1 The unemployment rate reached a peak of 14.7%2 while real gross domestic product decreased at an annual rate of 31.4%3 in the second quarter of 2020.

    Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread and were able to slowly reopen their economies in the third quarter. With a potential vaccine in sight for the end of 2020 or early 2021 the broader bond market, both developed and emerging, ended the year in positive territory.

    The 10-year US Treasury yield continued to decline at the start of the year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the year at 0.88%, 85 basis points lower than at the beginning of the year.4 (A basis point is one one-hundredth of a percentage point.)     Against this backdrop, the high yield market experienced swift and severe drawdowns in the first quarter but quickly normalized following central bank interventions and ended the period with positive gains. The initial fallout from COVID-19 drove a wave of downgrades in the high yield market and pushed the par-weighted, trailing twelve months, high yield default rate to 6.17%; over 3% higher than the twenty-five year average of 3.02%.5 But as a result of the monetary policy support, and interest rates at near zero, high yield new issuance increased to the highest level on record with companies issuing $449.9 billion in high yield debt.5

    The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market and is the Fund’s style-specific index, returned 7.05% for the year ended December 31, 2020.6 Likewise, the Fund generated a positive return for the year, but underperformed its style-specific index.

    During the year, the Fund benefited from its security selection in the retailers and construction machinery sectors. The Fund had an underweight allocation to the oil field services and independent energy sectors relative to the style-specific index, which also contributed positively as the energy sector was hit particularly hard when lockdowns were put into effect and all non-essential travel ceased. The Fund’s overweight allocation to construction machinery was also beneficial to relative performance.

    During the year, the Fund used credit default swaps to hedge against a second market downturn as economies began to reopen in the second quarter. While cases did eventually increase, news of vaccine developments drove prices higher leading to underperformance of the Fund’s hedges. Security selection in the independent energy and leisure sectors also detracted from Fund performance relative to the style-specific index as defaults in both of these sectors began to rise as a result of the COVID-19 induced shutdowns.

    During the year, we used currency forward contracts for the purpose of hedging currency exposure of non-US-dollar-denominated bonds held in the portfolio. We also used credit default swaps to efficiently manage the portfolio and to take advantage of relative value opportunities. The use of currency and interest rate had an immaterial impact on the Fund’s performance during the year.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco V.I. High Yield Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: Bureau of Labor Statistics

3 Source: Bureau of Economic Analysis

4 Source: US Department of the Treasury

5 Source: JP Morgan Markets

6 Source: Bloomberg Barclays

Portfolio manager(s):

Niklas Nordenfelt

Scott Roberts

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (5/1/98)	4.33%
10 Years	5.27
5 Years	6.03
1 Year	3.32

Series II Shares
Inception (3/26/02)	6.40%
10 Years	4.99
5 Years	5.71
1 Year	2.90

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. High Yield Fund

Supplemental Information

Invesco V.I. High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.
∎	The Lipper VUF High Yield Bond Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper High Yield Bond Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. High Yield Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments

AAA	0.09%
BBB	8.32
BB	44.29
B	31.12
CCC	11.04
Non-Rated	5.14

Top Five Debt Issuers*

% of total net assets
1. CCO Holdings LLC/CCO Holdings Capital Corp.	1.99%
2. OneMain Finance Corp.	1.70
3. Occidental Petroleum Corp.	1.57
4. Ford Motor Credit Co. LLC	1.51
5. Kraft Heinz Foods Co. (The)	1.48

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA

(highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2020

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–92.10%
Aerospace & Defense–2.65%
Bombardier, Inc. (Canada),
5.75%, 03/15/2022(b)	$222,000	$226,722

6.00%, 10/15/2022(b)	397,000	390,708

7.50%, 03/15/2025(b)	1,015,000	942,681

TransDigm UK Holdings PLC, 6.88%, 05/15/2026	600,000	635,805

TransDigm, Inc.,
6.50%, 07/15/2024	163,000	166,194

6.50%, 05/15/2025	593,000	610,419

Triumph Group, Inc.,
8.88%, 06/01/2024(b)	177,000	194,589

7.75%, 08/15/2025	819,000	751,433

		3,918,551

Agricultural & Farm Machinery–0.77%
Titan International, Inc., 6.50%, 11/30/2023	1,221,000	1,133,876

Airlines–0.97%
Delta Air Lines, Inc.,
7.00%, 05/01/2025(b)	987,000	1,140,199

7.38%, 01/15/2026	263,000	300,617

		1,440,816

Alternative Carriers–0.39%
Level 3 Financing, Inc.,
5.38%, 05/01/2025	197,000	202,974

5.25%, 03/15/2026	119,000	123,111

3.63%, 01/15/2029(b)	258,000	257,839

		583,924

Apparel Retail–0.96%
L Brands, Inc.,
6.88%, 11/01/2035	907,000	1,019,808

6.75%, 07/01/2036	354,000	395,064

		1,414,872

Apparel, Accessories & Luxury Goods–0.51%
Hanesbrands, Inc., 5.38%, 05/15/2025(b)	412,000	436,419

William Carter Co. (The),
5.50%, 05/15/2025(b)	130,000	138,302

5.63%, 03/15/2027(b)	173,000	182,407

		757,128

Auto Parts & Equipment–1.10%
Clarios Global L.P., 6.75%, 05/15/2025(b)	164,000	176,967

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	365,000	397,142

Dana, Inc.,
5.50%, 12/15/2024	498,000	508,894

5.38%, 11/15/2027	122,000	129,549

5.63%, 06/15/2028	70,000	75,485

Tenneco, Inc., 5.00%, 07/15/2026	377,000	347,547

		1,635,584

	Principal Amount	Value

Automobile Manufacturers–3.74%
Allison Transmission, Inc., 3.75%, 01/30/2031(b)	$1,094,000	$1,121,350

Ford Motor Co.,
8.50%, 04/21/2023	222,000	250,677

9.00%, 04/22/2025	208,000	255,868

9.63%, 04/22/2030	111,000	156,827

4.75%, 01/15/2043	315,000	321,694

Ford Motor Credit Co. LLC,
5.13%, 06/16/2025	204,000	222,064

3.38%, 11/13/2025	251,000	257,353

4.39%, 01/08/2026	282,000	296,407

5.11%, 05/03/2029	1,316,000	1,467,274

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	1,122,000	1,189,320

Motors Liquidation Co., 8.38%, 07/15/2033(c)(d)	1,060,000	0

		5,538,834

Automotive Retail–2.15%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(b)	1,035,000	1,135,933

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	698,000	720,357

Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	248,000	258,204

4.63%, 12/15/2027(b)	175,000	184,953

4.38%, 01/15/2031(b)	94,000	100,991

Penske Automotive Group, Inc., 5.50%, 05/15/2026	747,000	777,347

		3,177,785

Broadcasting–1.14%
Gray Television, Inc., 7.00%, 05/15/2027(b)	872,000	955,930

iHeartCommunications, Inc., 8.38%, 05/01/2027	542,000	579,493

TV Azteca S.A.B. de C.V. (Mexico), 8.25%, 08/09/2024(b)	270,000	152,859

		1,688,282

Building Products–0.29%
Standard Industries, Inc., 5.00%, 02/15/2027(b)	414,000	433,406

Cable & Satellite–5.30%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/2026(b)	1,128,000	1,165,337

5.00%, 02/01/2028(b)	1,684,000	1,782,514

CSC Holdings LLC,
6.50%, 02/01/2029(b)	745,000	842,539

4.63%, 12/01/2030(b)	1,099,000	1,148,603

DISH DBS Corp.,
5.88%, 11/15/2024	555,000	582,750

7.75%, 07/01/2026	227,000	254,409

DISH Network Corp., Conv., 3.38%, 08/15/2026	552,000	527,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Cable & Satellite–(continued)
Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%, 08/01/2023(c)	$731,000	$497,080

8.50%, 10/15/2024(b)(c)	292,000	209,481

9.75%, 07/15/2025(b)(c)	210,000	151,536

UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	655,000	692,253

		7,854,066

Casinos & Gaming–2.98%
CCM Merger, Inc., 6.38%, 05/01/2026(b)	669,000	704,122

Codere Finance 2 (Luxembourg) S.A. (Spain), 7.13% PIK Rate, 4.50% Cash Rate, 11/01/2023(b)(e)	448,000	295,680

MGM Resorts International,
7.75%, 03/15/2022	536,000	571,845

6.00%, 03/15/2023	315,000	338,625

Scientific Games International, Inc.,
8.63%, 07/01/2025(b)	183,000	200,614

8.25%, 03/15/2026(b)	710,000	766,307

7.00%, 05/15/2028(b)	759,000	817,367

Station Casinos LLC, 4.50%, 02/15/2028(b)	716,000	722,712

		4,417,272

Coal & Consumable Fuels–0.76%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	1,133,000	1,126,853

Commodity Chemicals–0.33%
Koppers, Inc., 6.00%, 02/15/2025(b)	475,000	490,141

Construction & Engineering–0.44%
New Enterprise Stone & Lime Co., Inc.,
6.25%, 03/15/2026(b)	339,000	348,111

9.75%, 07/15/2028(b)	276,000	303,600

		651,711

Consumer Finance–3.13%
Navient Corp.,
7.25%, 01/25/2022	356,000	372,688

7.25%, 09/25/2023	1,038,000	1,139,573

5.00%, 03/15/2027	215,000	217,178

5.63%, 08/01/2033	400,000	384,750

OneMain Finance Corp.,
5.38%, 11/15/2029	1,485,000	1,674,337

4.00%, 09/15/2030	815,000	846,671

		4,635,197

Copper–1.62%
First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(b)	672,000	700,560

Freeport-McMoRan, Inc., 5.40%, 11/14/2034	1,355,000	1,697,984

		2,398,544

Data Processing & Outsourced Services–0.69%
Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	985,000	1,021,834

Department Stores–0.71%
Macy’s, Inc., 8.38%, 06/15/2025(b)	949,000	1,054,908

	Principal Amount	Value

Distributors–0.67%
Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, 09/15/2024(b)(e)	$975,000	$999,882

Diversified Banks–0.95%
Credit Agricole S.A. (France), 8.13%(b)(f)(g)	507,000	618,173

Natwest Group PLC (United Kingdom), 6.00%(f)(g)	720,000	790,466

		1,408,639

Diversified Capital Markets–0.54%
Credit Suisse Group AG (Switzerland), 7.50%(b)(f)(g)	730,000	797,525

Diversified REITs–0.88%
Colony Capital, Inc., Conv., 5.00%, 04/15/2023	268,000	264,078

iStar, Inc., 4.75%, 10/01/2024	1,030,000	1,044,703

		1,308,781

Electric Utilities–0.60%
Talen Energy Supply LLC, 7.63%, 06/01/2028(b)	828,000	893,722

Electrical Components & Equipment–0.89%
EnerSys,
5.00%, 04/30/2023(b)	342,000	358,886

4.38%, 12/15/2027(b)	350,000	371,000

Sensata Technologies B.V., 4.88%, 10/15/2023(b)	546,000	590,363

		1,320,249

Electronic Components–0.08%
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	110,000	114,161

Electronic Equipment & Instruments–0.30%
MTS Systems Corp., 5.75%, 08/15/2027(b)	406,000	441,860

Environmental & Facilities Services–0.59%
GFL Environmental, Inc. (Canada), 3.50%, 09/01/2028(b)	463,000	472,936

Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	394,000	404,010

		876,946

Fertilizers & Agricultural Chemicals–0.37%
OCI N.V. (Netherlands), 4.63%, 10/15/2025(b)	523,000	543,593

Food Retail–2.25%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC,
7.50%, 03/15/2026(b)	287,000	321,705

5.88%, 02/15/2028(b)	319,000	347,672

3.50%, 03/15/2029(b)	370,000	374,255

Fresh Market, Inc. (The), 9.75%, 05/01/2023(b)	701,000	723,499

SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)	656,000	693,720

Simmons Foods, Inc., 5.75%, 11/01/2024(b)	845,000	865,069

		3,325,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Health Care Equipment–0.25%
Hologic, Inc., 3.25%, 02/15/2029(b)	$369,000	$376,149

Health Care Facilities–1.97%
Acadia Healthcare Co., Inc., 5.00%, 04/15/2029(b)	1,014,000	1,084,980

Encompass Health Corp., 4.75%, 02/01/2030	654,000	701,703

HCA, Inc.,
5.38%, 02/01/2025	506,000	569,763

5.88%, 02/15/2026	290,000	333,862

5.50%, 06/15/2047	176,000	235,095

		2,925,403

Health Care Services–4.73%
Akumin, Inc., 7.00%, 11/01/2025(b)	1,120,000	1,180,200

Community Health Systems, Inc.,
6.63%, 02/15/2025(b)	338,000	356,372

8.00%, 03/15/2026(b)	673,000	725,831

8.00%, 12/15/2027(b)	337,000	366,488

DaVita, Inc.,
4.63%, 06/01/2030(b)	226,000	239,701

3.75%, 02/15/2031(b)	1,211,000	1,231,872

Global Medical Response, Inc., 6.50%, 10/01/2025(b)	1,057,000	1,105,886

Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	1,021,000	1,057,817

RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)	708,000	741,396

		7,005,563

Homebuilding–1.33%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	585,000	659,476

Lennar Corp., 5.38%, 10/01/2022	254,000	272,891

Meritage Homes Corp., 5.13%, 06/06/2027	361,000	404,703

Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(b)	580,000	629,010

		1,966,080

Hotel & Resort REITs–0.28%
Service Properties Trust, 4.95%, 10/01/2029	407,000	408,781

Hotels, Resorts & Cruise Lines–0.75%
Carnival Corp.,
11.50%, 04/01/2023(b)	372,000	430,692

10.50%, 02/01/2026(b)	584,000	681,090

		1,111,782

Household Products–0.45%
Energizer Holdings, Inc.,
7.75%, 01/15/2027(b)	284,000	315,844

4.75%, 06/15/2028(b)	71,000	74,820

4.38%, 03/31/2029(b)	270,000	279,995

		670,659

Human Resource & Employment Services–0.28%
ASGN, Inc., 4.63%, 05/15/2028(b)	404,000	420,843

	Principal Amount	Value

Independent Power Producers & Energy Traders–1.45%
Calpine Corp.,
4.50%, 02/15/2028(b)	$600,000	$624,900

3.75%, 03/01/2031(b)	785,000	778,881

Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	688,000	738,527

		2,142,308

Industrial Machinery–1.59%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	894,000	886,084

EnPro Industries, Inc., 5.75%, 10/15/2026	563,000	600,192

Mueller Industries, Inc., 6.00%, 03/01/2027	852,000	869,943

		2,356,219

Integrated Oil & Gas–2.29%
Cenovus Energy, Inc. (Canada), 4.25%, 04/15/2027	744,000	812,828

Occidental Petroleum Corp.,
2.90%, 08/15/2024	333,000	321,012

6.38%, 09/01/2028	190,000	201,281

3.50%, 08/15/2029	186,000	170,519

6.13%, 01/01/2031	669,000	717,636

6.20%, 03/15/2040	328,000	326,360

4.10%, 02/15/2047	691,000	566,154

Parsley Energy LLC/Parsley Finance Corp.,
5.38%, 01/15/2025(b)	150,000	154,541

4.13%, 02/15/2028(b)	108,000	114,683

		3,385,014

Integrated Telecommunication Services–2.61%
Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	410,000	460,994

Altice France S.A. (France), 7.38%, 05/01/2026(b)	1,167,000	1,229,726

Embarq Corp., 8.00%, 06/01/2036	446,000	550,955

Frontier Communications Corp.,
10.50%, 09/15/2022(c)	1,501,000	785,796

11.00%, 09/15/2025(c)	264,000	139,095

Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	98,000	120,767

7.20%, 07/18/2036	431,000	582,850

		3,870,183

Interactive Media & Services–1.39%
Cumulus Media New Holdings, Inc.,
6.75%, 07/01/2026(b)	639,000	654,422

Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	598,000	486,996

6.63%, 08/15/2027(b)	810,000	491,063

Scripps Escrow II, Inc., 3.88%, 01/15/2029(b)	408,000	426,103

		2,058,584

Internet & Direct Marketing Retail–0.42%
QVC, Inc., 5.45%, 08/15/2034	593,000	618,203

Investment Banking & Brokerage–0.51%
NFP Corp., 6.88%, 08/15/2028(b)	705,000	753,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

IT Consulting & Other Services–0.49%
Gartner, Inc.,
4.50%, 07/01/2028(b)	$399,000	$421,443

3.75%, 10/01/2030(b)	295,000	310,119

		731,562

Leisure Products–0.22%
Mattel, Inc., 6.75%, 12/31/2025(b)	313,000	330,675

Managed Health Care–0.91%
Centene Corp.,
5.38%, 06/01/2026(b)	356,000	375,922

5.38%, 08/15/2026(b)	320,000	338,800

4.63%, 12/15/2029	258,000	286,768

3.00%, 10/15/2030	322,000	341,690

		1,343,180

Metal & Glass Containers–0.33%
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	460,000	484,527

Movies & Entertainment–0.77%
Netflix, Inc.,
5.88%, 11/15/2028	556,000	667,497

5.38%, 11/15/2029(b)	395,000	466,100

		1,133,597

Oil & Gas Drilling–1.11%
Diamond Offshore Drilling, Inc., 4.88%, 11/02/2043(c)	240,000	30,431

Precision Drilling Corp. (Canada),
7.75%, 12/15/2023	97,000	89,422

5.25%, 11/15/2024	419,000	363,744

Rockies Express Pipeline LLC,
4.80%, 05/15/2030(b)	600,000	617,625

6.88%, 04/15/2040(b)	474,000	518,248

Valaris PLC (Saudi Arabia), 7.75%, 02/01/2026(c)	544,000	23,476

		1,642,946

Oil & Gas Equipment & Services–1.45%
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	1,284,000	1,317,333

Oceaneering International, Inc., 6.00%, 02/01/2028	36,000	32,265

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	750,000	801,952

		2,151,550

Oil & Gas Exploration & Production–5.53%
Antero Resources Corp.,
5.63%, 06/01/2023	219,000	214,894

5.00%, 03/01/2025	720,000	685,350

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
9.00%, 11/01/2027(b)	469,000	522,935

8.25%, 12/31/2028(b)	95,000	95,000

CNX Resources Corp.,
7.25%, 03/14/2027(b)	661,000	708,109

6.00%, 01/15/2029(b)	722,000	741,032

Comstock Resources, Inc., 9.75%, 08/15/2026	640,000	687,360

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)
Continental Resources, Inc., 5.75%, 01/15/2031(b)	$597,000	$663,777

Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	573,000	539,634

7.75%, 02/01/2028	219,000	209,898

QEP Resources, Inc.,
5.25%, 05/01/2023	387,000	407,898

5.63%, 03/01/2026	562,000	617,315

SM Energy Co.,
10.00%, 01/15/2025(b)	497,000	535,207

6.75%, 09/15/2026	444,000	360,750

6.63%, 01/15/2027	99,000	79,448

Southwestern Energy Co.,
7.50%, 04/01/2026	112,000	117,656

7.75%, 10/01/2027	567,000	613,253

WPX Energy, Inc.,
5.75%, 06/01/2026	248,000	261,082

5.25%, 10/15/2027	62,000	65,801

5.88%, 06/15/2028	35,000	38,196

4.50%, 01/15/2030	29,000	30,784

		8,195,379

Oil & Gas Refining & Marketing–1.02%
Calumet Specialty Products Partners L.P./Calumet Finance Corp.,
7.63%, 01/15/2022	247,000	245,398

9.25%, 07/15/2024(b)	468,000	524,160

Parkland Corp. (Canada), 6.00%, 04/01/2026(b)	699,000	735,261

		1,504,819

Oil & Gas Storage & Transportation–4.15%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
5.75%, 03/01/2027(b)	65,000	63,984

5.75%, 01/15/2028(b)	685,000	659,381

Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/2025(b)	604,000	644,770

EQM Midstream Partners L.P.,
6.50%, 07/01/2027(b)	356,000	401,372

5.50%, 07/15/2028	595,000	651,513

Global Partners L.P./GLP Finance Corp., 6.88%, 01/15/2029(b)	669,000	725,447

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	700,000	706,563

NGL Energy Partners L.P./NGL Energy Finance Corp.,
7.50%, 11/01/2023	742,000	526,820

7.50%, 04/15/2026	807,000	501,853

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.88%, 04/15/2026	768,000	815,689

5.50%, 03/01/2030	103,000	111,924

4.88%, 02/01/2031(b)	311,000	337,902

		6,147,218

Other Diversified Financial Services–0.83%
eG Global Finance PLC (United Kingdom),
6.75%, 02/07/2025(b)	449,000	463,143

8.50%, 10/30/2025(b)	212,000	225,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Other Diversified Financial Services–(continued)
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	$526,000	$545,420

SW Acquisition L.P., 0.00%(d)	1	0

		1,233,601

Packaged Foods & Meats–2.72%
JBS USA LUX S.A./JBS USA Finance, Inc., 5.75%, 06/15/2025(b)	180,000	186,300

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	454,000	522,218

Kraft Heinz Foods Co. (The),
6.88%, 01/26/2039	421,000	584,054

5.00%, 06/04/2042	381,000	447,033

5.50%, 06/01/2050(b)	922,000	1,164,331

Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	354,000	384,395

Post Holdings, Inc.,
5.63%, 01/15/2028(b)	366,000	390,476

4.63%, 04/15/2030(b)	327,000	344,400

		4,023,207

Paper Products–0.67%
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	937,000	996,556

Personal Products–0.26%
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	348,000	380,625

Pharmaceuticals–2.74%
Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	384,000	428,659

Bausch Health Cos., Inc.,
9.00%, 12/15/2025(b)	1,207,000	1,337,302

6.25%, 02/15/2029(b)	403,000	438,339

Endo DAC/Endo Finance LLC/Endo Finco, Inc.,
9.50%, 07/31/2027(b)	89,000	99,513

6.00%, 06/30/2028(b)	112,000	95,312

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	414,000	439,875

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	1,118,000	1,214,495

		4,053,495

Publishing–0.50%
Meredith Corp., 6.88%, 02/01/2026	760,000	742,425

Railroads–0.49%
Kenan Advantage Group, Inc. (The),
7.88%, 07/31/2023(b)	717,000	719,613

Renewable Electricity–0.09%
NextEra Energy Operating Partners L.P., 3.88%, 10/15/2026(b)	124,000	132,603

Research & Consulting Services–0.27%
Dun & Bradstreet Corp. (The), 6.88%, 08/15/2026(b)	210,000	226,144

10.25%, 02/15/2027(b)	160,000	180,770

		406,914

	Principal Amount	Value

Restaurants–1.35%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)	$868,000	$881,376

IRB Holding Corp.,
7.00%, 06/15/2025(b)	113,000	123,653

6.75%, 02/15/2026(b)	956,000	987,883

		1,992,912

Security & Alarm Services–0.45%
Brink’s Co. (The),
5.50%, 07/15/2025(b)	71,000	75,926

4.63%, 10/15/2027(b)	563,000	589,390

		665,316

Specialized Consumer Services–0.62%
ServiceMaster Co. LLC (The), 7.45%, 08/15/2027	790,000	922,175

Specialized REITs–0.77%
Rayonier A.M. Products, Inc.,
5.50%, 06/01/2024(b)	945,000	824,512

7.63%, 01/15/2026(b)	296,000	309,024

		1,133,536

Specialty Chemicals–0.40%
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	567,000	586,029

Specialty Stores–0.18%
Sally Holdings LLC/Sally Capital, Inc., 8.75%, 04/30/2025(b)	246,000	273,983

Steel–0.45%
Cleveland-Cliffs, Inc.,
9.88%, 10/17/2025(b)	430,000	506,325

6.25%, 10/01/2040	180,000	163,900

		670,225

Systems Software–1.18%
Banff Merger Sub, Inc., 9.75%, 09/01/2026(b)	257,000	277,874

Boxer Parent Co., Inc.,
7.13%, 10/02/2025(b)	141,000	153,251

9.13%, 03/01/2026(b)	574,000	619,202

Camelot Finance S.A., 4.50%, 11/01/2026(b)	672,000	702,660

		1,752,987

Technology Hardware, Storage & Peripherals–0.37%
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	396,000	411,098

8.10%, 07/15/2036(b)	94,000	139,018

		550,116

Textiles–0.49%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	814,000	720,390

Trading Companies & Distributors–0.75%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(f)	434,000	443,765

BMC East LLC, 5.50%, 10/01/2024(b)	649,000	666,847

		1,110,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

		Principal Amount	Value

Wireless Telecommunication Services–1.49%
Intelsat (Luxembourg) S.A. (Luxembourg), 7.75%, 06/01/2021(c)		$347,000	$17,350

Intelsat Connect Finance S.A. (Luxembourg), 9.50%, 02/15/2023(b)(c)		159,000	43,427

Sprint Corp.,
7.88%, 09/15/2023		1,476,000	1,710,758

7.63%, 02/15/2025		284,000	340,150

7.63%, 03/01/2026		75,000	93,203

			2,204,888

Total U.S. Dollar Denominated Bonds & Notes (Cost $132,068,391)			136,411,890

Non-U.S. Dollar Denominated Bonds & Notes–1.83%(h)
Building Products–0.48%
Maxeda DIY Holding B.V. (Netherlands), 5.88%, 10/01/2026(b)	EUR	560,000	715,081

Casinos & Gaming–0.22%
Codere Finance 2 (Luxembourg) S.A. (Spain), 10.75%, 09/30/2023(b)(i)	EUR	253,000	321,408

Diversified Banks–0.56%
Erste Group Bank AG (Austria), 6.50%(b)(f)(g)	EUR	600,000	820,579

Food Retail–0.50%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	542,000	739,681

Textiles–0.07%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(b)	EUR	100,000	106,047

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,559,040)			2,702,796

Variable Rate Senior Loan Interests–1.33%(j)(k)
Oil & Gas Exploration & Production–0.18%
Ascent Resources Utica Holdings LLC, Term Loan, 10.00% (1 mo. USD LIBOR + 9.00%), 11/01/2025		239,000	261,257

	Principal Amount	Value

Pharmaceuticals–0.57%
Valeant Pharmaceuticals International, Inc. (Canada), First Lien Incremental Term Loan, 2.90% (3 mo. USD LIBOR + 2.75%), 11/27/2025	$857,036	$850,454

Railroads–0.58%
4.00%(1 mo. USD LIBOR + 3.00%), 07/29/2022	861,728	856,282

Total Variable Rate Senior Loan Interests (Cost $1,934,294)		1,967,993

U.S. Treasury Securities–0.09%
U.S. Treasury Bills–0.09%
0.11%, 02/04/2021
(Cost $134,986)(l)(m)	135,000	134,986

	Shares
Common Stocks & Other Equity Interests–0.09%
Oil & Gas Exploration & Production–0.09%
Whiting Petroleum Corp.(n) (Cost $245,970)	5,352	133,777

Money Market Funds–3.09%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(o)(p)	1,570,848	1,570,848

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(o)(p)	1,209,835	1,210,198

Invesco Treasury Portfolio, Institutional Class, 0.01%(o)(p)	1,795,255	1,795,255

Total Money Market Funds (Cost $4,576,274)		4,576,301

TOTAL INVESTMENTS IN SECURITIES–98.53% (Cost $141,518,955)		145,927,743

OTHER ASSETS LESS LIABILITIES–1.47%		2,183,030

NET ASSETS–100.00%		$148,110,773

Investment Abbreviations:
Conv.	– Convertible
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $91,173,007, which represented 61.56% of the Fund’s Net Assets.

(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at December 31, 2020 was $1,897,672, which represented 1.28% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	Perpetual bond with no specified maturity date.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(k)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(l)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 10.
(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	Non-income producing security.
(o)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$4,401,627	$45,038,047	$(47,868,826)	$-	$-	$1,570,848	$7,954

Invesco Liquid Assets Portfolio, Institutional Class	3,245,601	32,860,893	(34,896,772)	28	448	1,210,198	8,364

Invesco Treasury Portfolio, Institutional Class	5,030,431	51,472,054	(54,707,230)	-	-	1,795,255	8,840

Total	$12,677,659	$129,370,994	$(137,472,828)	$28	$448	$4,576,301	$25,158

(p)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

	Open Forward Foreign Currency Contracts

Settlement Date		Contract to		Unrealized Appreciation (Depreciation)
	Counterparty	Deliver	Receive

Currency Risk

02/17/2021	Citibank, N.A.	EUR 1,600,000	USD 1,896,219	$(60,391)

02/17/2021	Deutsche Bank AG	GBP 185,000	USD 245,241	(7,823)

02/17/2021	Goldman Sachs International	GBP 150,000	USD 197,692	(7,495)

02/17/2021	Toronto Dominion Bank	EUR 105,000	USD 124,949	(3,454)

Total Forward Foreign Currency Contracts				$(79,163)

Abbreviations:

EUR - Euro

GBP - British Pound Sterling

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $136,942,681)	$141,351,442

Investments in affiliated money market funds, at value (Cost $4,576,274)	4,576,301

Foreign currencies, at value (Cost $59,760)	77,419

Receivable for:
Investments sold	349,208

Fund shares sold	19,591

Dividends	179

Interest	2,420,501

Investments matured, at value	0

Investment for trustee deferred compensation and retirement plans	82,653

Total assets	148,877,294

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	79,163

Payable for:
Investments purchased	232,617

Fund shares reacquired	102,140

Amount due custodian	86,022

Accrued fees to affiliates	88,851

Accrued other operating expenses	72,761

Trustee deferred compensation and retirement plans	88,557

Collateral with broker	16,410

Total liabilities	766,521

Net assets applicable to shares outstanding	$148,110,773

Net assets consist of:
Shares of beneficial interest	$162,661,827

Distributable earnings (loss)	(14,551,054)

$148,110,773

Net Assets:
Series I	$44,542,702

Series II	$103,568,071

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,466,839

Series II	19,901,924

Series I:
Net asset value per share	$5.26

Series II:
Net asset value per share	$5.20

Statement of Operations

For the year ended December 31, 2020

Investment income:
Interest	$8,622,691

Dividends	48,034

Dividends from affiliated money market funds	25,158

Total investment income	8,695,883

Expenses:
Advisory fees	860,265

Administrative services fees	225,222

Custodian fees	7,979

Distribution fees - Series II	243,906

Transfer agent fees	28,534

Trustees’ and officers’ fees and benefits	20,593

Reports to shareholders	14,259

Professional services fees	137,209

Other	(9,721)

Total expenses	1,528,246

Less: Fees waived	(7,428)

Net expenses	1,520,818

Net investment income	7,175,065

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(5,678,965)

Affiliated investment securities	448

Foreign currencies	(14,475)

Forward foreign currency contracts	(29,699)

Option contracts written	46,433

Swap agreements	(807,523)

(6,483,781)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	3,169,516

Affiliated investment securities	28

Foreign currencies	6,813

Forward foreign currency contracts	(62,328)

Option contracts written	(10,725)

Swap agreements	(21,369)

3,081,935

Net realized and unrealized gain (loss)	(3,401,846)

Net increase in net assets resulting from operations	$3,773,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$7,175,065	$8,009,131

Net realized gain (loss)	(6,483,781)	(7,514,703)

Change in net unrealized appreciation	3,081,935	18,190,282

Net increase in net assets resulting from operations	3,773,219	18,684,710

Distributions to shareholders from distributable earnings:
Series I	(2,376,198)	(3,070,770)

Series II	(5,617,153)	(5,696,932)

Total distributions from distributable earnings	(7,993,351)	(8,767,702)

Share transactions–net:
Series I	(4,610,355)	(9,441,935)

Series II	1,822,978	12,704,138

Net increase (decrease) in net assets resulting from share transactions	(2,787,377)	3,262,203

Net increase (decrease) in net assets	(7,007,509)	13,179,211

Net assets:
Beginning of year	155,118,282	141,939,071

End of year	$148,110,773	$155,118,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$5.41	$0.28	$(0.12)	$0.16	$(0.31)	$5.26	3.32%	$44,543	0.93	%(d)	0.94	%(d)	5.39	%(d)	89%
Year ended 12/31/19	5.06	0.29	0.39	0.68	(0.33)	5.41	13.51	50,190	0.88		0.89		5.45		54
Year ended 12/31/18	5.51	0.26	(0.43)	(0.17)	(0.28)	5.06	(3.35)	55,703	1.17		1.17		4.84		66
Year ended 12/31/17	5.40	0.26	0.08	0.34	(0.23)	5.51	6.30	80,372	0.99		1.00		4.73		73
Year ended 12/31/16	5.06	0.28	0.28	0.56	(0.22)	5.40	11.21	94,653	0.96		0.96		5.25		99
Series II
Year ended 12/31/20	5.36	0.26	(0.12)	0.14	(0.30)	5.20	2.90	103,568	1.18	(d)	1.19	(d)	5.14	(d)	89
Year ended 12/31/19	5.02	0.28	0.37	0.65	(0.31)	5.36	13.16	104,929	1.13		1.14		5.20		54
Year ended 12/31/18	5.46	0.25	(0.42)	(0.17)	(0.27)	5.02	(3.43)	86,236	1.42		1.42		4.59		66
Year ended 12/31/17	5.36	0.25	0.07	0.32	(0.22)	5.46	5.93	91,802	1.24		1.25		4.48		73
Year ended 12/31/16	5.03	0.26	0.28	0.54	(0.21)	5.36	10.83	82,971	1.21		1.21		5.00		99

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $40,080 and $97,562 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is total return, comprised of current income and capital appreciation.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

Invesco V.I. High Yield Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Lower-Rated Securities – The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

K.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

Invesco V.I. High Yield Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund

Invesco V.I. High Yield Fund

would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

P.

Other Risks – The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 200 million	0.625%

Next $300 million	0.550%

Next $500 million	0.500%

Over $1 billion	0.450%

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.625%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement

Invesco V.I. High Yield Fund

to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $7,428.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $18,876 for accounting and fund administrative services and was reimbursed $206,346 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$136,411,890	$0	$136,411,890

Non-U.S. Dollar Denominated Bonds & Notes	–	2,702,796	–	2,702,796

Variable Rate Senior Loan Interests	–	1,967,993	–	1,967,993

U.S. Treasury Securities	–	134,986	–	134,986

Common Stocks & Other Equity Interests	133,777	–	–	133,777

Money Market Funds	4,576,301	–	–	4,576,301

Total Investments in Securities	4,710,078	141,217,665	0	145,927,743

Other Investments - Assets*

Investments Matured	–	0	0	0

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(79,163)	–	(79,163)

Total Investments	$4,710,078	$141,138,502	$0	$145,848,580

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

Invesco V.I. High Yield Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(79,163)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(79,163)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Citibank, N.A.	$-	$(60,391)	$(60,391)	$-	$-	$(60,391)

Deutsche Bank AG	-	(7,823)	(7,823)	-	-	(7,823)

Goldman Sachs International	-	(7,495)	(7,495)	-	-	(7,495)

Toronto Dominion Bank	-	(3,454)	(3,454)	-	-	(3,454)

Total	$-	$(79,163)	$(79,163)	$-	$-	$(79,163)

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Total

Realized Gain (Loss): Forward foreign currency contracts	$-	$(29,699)	$-	$(29,699)

Options purchased	(80,190)	-	-	(80,190)

Options written	46,433	-	-	46,433

Swap agreements	(287,447)	-	(520,076)	(807,523)

Change in Net Unrealized Appreciation (Depreciation): Forward foreign currency contracts	-	(62,328)	-	(62,328)

Options purchased	30,182	-	-	30,182

Options written	(10,725)	-	-	(10,725)

Swap agreements	(4,885)	-	(16,484)	(21,369)

Total	$(306,632)	$(92,027)	$(536,560)	$(935,219)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Swaptions Purchased	Swaptions Written	Swap Agreements

Average notional value	$1,256,950	$15,000,000	$6,666,667	$8,311,556

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. High Yield Fund

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$7,993,351	$8,767,702

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$7,442,031

Net unrealized appreciation – investments	4,297,056

Net unrealized appreciation – foreign currencies	18,600

Temporary book/tax differences	(60,504)

Capital loss carryforward	(26,248,237)

Shares of beneficial interest	162,661,827

Total net assets	$148,110,773

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax amortization differences and forward foreign currency contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$8,283,733	$17,964,504	$26,248,237

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $118,254,683 and $116,451,895, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$8,029,154

Aggregate unrealized (depreciation) of investments	(3,732,098)

Net unrealized appreciation of investments	$4,297,056

    Cost of investments for tax purposes is $141,551,524.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market premiums and foreign currency transactions, on December 31, 2020, undistributed net investment income was increased by $266,723, undistributed net realized gain (loss) was decreased by $265,744 and shares of beneficial interest was decreased by $979. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. High Yield Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	17,479,158	$90,315,593	10,060,540	$54,316,527

Series II	2,661,078	13,309,998	3,671,455	19,825,254

Issued as reinvestment of dividends:
Series I	476,192	2,376,198	581,585	3,070,770

Series II	1,137,075	5,617,153	1,089,280	5,696,932

Reacquired:
Series I	(18,762,181)	(97,302,146)	(12,378,602)	(66,829,232)

Series II	(3,475,105)	(17,104,173)	(2,376,915)	(12,818,048)

Net increase (decrease) in share activity	(483,783)	$(2,787,377)	647,343	$3,262,203

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. High Yield Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,117.90	$5.27	$1,020.16	$5.03	0.99%
Series II	1,000.00	1,114.20	6.59	1,018.90	6.29	1.24

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.13%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. High Yield Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. International Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIIGR-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco V.I. International Growth Fund (the Fund) underperformed the Custom Invesco International Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	14.00%
Series II Shares	13.74
MSCI All Country World ex-USA Index▼ (Broad Market Index)	10.65
Custom Invesco International Growth Index∎ (Style-Specific Index)	22.20
Lipper VUF International Large-Cap Growth Funds Index♦ (Peer Group Index)	20.02

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    Fund holdings in the industrials sector outperformed those of the Fund’s style-specific benchmark, the Custom Invesco International Growth Index, contributing to relative performance. Within the sector, France-based Schneider Electric, a company that specializes in products and services which help to control/streamline energy consumption, Japan-based Nidec, a manufacturer of electric motors, and FANUC, a Japanese manufacturer of factory-automation systems and robots, contributed to both absolute and relative results during the year. A lack of exposure to select style-specific index names, including Airbus and Safran, also added to relative return. Having no exposure to the real estate and utilities sectors also had a positive impact on the Fund’s relative performance. On a geographic basis, the Fund’s holdings in India and Australia outperformed those of the style-specific benchmark index and contributed to relative return. Underweight exposure to both countries relative to the style-specific index also added to relative results during the year.

    Internationally, growth stocks outperformed value stocks for the year despite a rotation away from momentum growth stocks toward more cyclical and economically sensitive stocks in early November following the release of vaccine efficacy news. To illustrate, the MSCI All Country World ex USA Growth Index outperformed the MSCI All Country World ex USA Value Index by 21.43% for the year.1 In this momentum growth market, investors chased stocks with the faster earnings growth and focused less on fundamentals and valuation. Historically, momentum growth markets have been challenging for our conservative quality growth with a valuation bias (EQV) approach. As a result, it is not surprising that the Fund lagged its style-specific benchmark, while outperforming its broad market index, the MSCI All Country World ex USA Index. Our investment process seeks sustainable growth and quality with lower volatility relative to more momentum growth-oriented strategies.

    Stock selection in the information technology (IT), health care and energy sectors drove the Fund’s relative underperformance versus the style-specific index. Within the IT sector, weakness was seen in Spain-based Amadeus IT Group and Germany-based software company SAP. During the year, we exited the Fund’s position in Amadeus IT Group due to a deterioration in its earnings that was COVID-related and limited visibility around turnaround of air travel. We also exited the Fund’s position in SAP due to deteriorating EQV characteristics. In the health care sector, a lack of exposure to strong style-specific index performers, including Japan-based companies M3 and Daiichi Sankyo, hampered relative results. In the energy sector, Canada-based Suncor Energy and TechnipFMC were notable detractors from both absolute and relative performance; we exited both Fund positions during the year. In addition, underweight exposure to IT and health care hampered relative results. Geographically, the Fund’s holdings in the UK, Canada, China and Germany underperformed those of the style-specific index and were among the largest detractors from relative performance. Underweight exposure to the strong Chinese market and overweight exposure to Germany also had a negative impact on relative return. Given the rising equity market, the Fund’s cash position dampened relative results. As a reminder, cash is a by-product of our bottom-up stock selection process.

    During the year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. As a result of the COVID-19 market selloff, our trading activity picked up to take advantage of the broadening opportunity set. We added several new holdings, including Mexico-based retailer Walmart de Mexico, Switzerland-based food and drink processing company Nestle and Switzerland-based pharmaceuticals company Roche. We sold several holdings during the year, including France-based testing, inspection and certification company Bureau Veritas, France-based concessions and construction company Vinci and UK-based industrials company RELX. After owning RELX for over a decade, we exited the Fund’s position as we questioned the long-term organic revenue potential and we felt that there were better growth opportunities elsewhere in the Fund.

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused

Invesco V.I. International Growth Fund

investment process. We continue to look for high-quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

    We thank you for your continued investment in Invesco V.I. International Growth Fund.

1 Source: RIMES Technologies Corp.

Portfolio manager(s):

Brent Bates

Matthew Dennis

Mark Jason

Richard Nield

Clas Olsson

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: Lipper Inc.
2	Sources: Invesco, RIMES Technologies Corp.
3	Source: RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (5/5/93)	7.42%
10 Years	6.72
5 Years	8.82
1 Year	14.00

Series II Shares
Inception (9/19/01)	7.66%
10 Years	6.46
5 Years	8.55
1 Year	13.74

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. International Growth Fund

Supplemental Information

Invesco V.I. International Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI All Country World ex-USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco International Growth Index is composed of the MSCI EAFE® Growth Index through February 28, 2013, and the MSCI All Country World ex-U.S. Growth Index thereafter. The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East. The MSCI All Country World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets, excluding the US. Both MSCI indexes are computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper VUF International Large-Cap Growth Funds Index is an unmanaged index considered representative of international large-cap growth variable insurance underlying funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. International Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	17.97%
Industrials	17.05
Consumer Staples	15.56
Information Technology	14.74
Financials	14.72
Health Care	10.54
Communication Services	3.92
Materials	3.19
Money Market Funds Plus Other Assets Less Liabilities	2.31

Top 10 Equity Holdings*

% of total net assets
1. CGI, Inc., Class A	3.42%
2. Broadcom, Inc.	3.20
3. Alibaba Group Holding Ltd., ADR	3.02
4. Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.86
5. Investor AB, Class B	2.66
6. Wal-Mart de Mexico S.A.B. de C.V., Series V	2.52
7. Samsung Electronics Co. Ltd.	2.46
8. Canadian National Railway Co.	2.36
9. FinecoBank Banca Fineco S.p.A.	2.31
10. Wolters Kluwer N.V.	2.30

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. International Growth Fund

Schedule of Investments

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–97.69%
Australia–0.59%
CSL Ltd.	38,975	$8,516,332

Brazil–2.58%
B3 S.A. - Brasil, Bolsa, Balcao	2,164,134	25,958,648

Banco Bradesco S.A., ADR	2,150,737	11,312,875

		37,271,523

Canada–5.78%
Canadian National Railway Co.	310,084	34,089,995

CGI, Inc., Class A(a)	620,925	49,263,270

		83,353,265

China–12.87%
Alibaba Group Holding Ltd., ADR(a)	187,468	43,629,428

China Mengniu Dairy Co. Ltd.	3,379,000	20,453,345

JD.com, Inc., ADR(a)	303,341	26,663,674

Kweichow Moutai Co. Ltd., A Shares	29,287	8,949,788

New Oriental Education & Technology Group, Inc., ADR(a)	84,515	15,703,732

Tencent Holdings Ltd.	445,500	32,551,449

Wuliangye Yibin Co. Ltd., A Shares	287,297	12,853,311

Yum China Holdings, Inc.	435,025	24,835,577

		185,640,304

Denmark–2.35%
Carlsberg A/S, Class B	108,276	17,358,608

Novo Nordisk A/S, Class B	235,521	16,473,631

		33,832,239

France–4.98%
LVMH Moet Hennessy Louis Vuitton SE	23,271	14,540,435

Pernod Ricard S.A.	57,577	11,036,834

Sanofi	136,918	13,229,092

Schneider Electric SE	228,003	32,979,606

		71,785,967

Germany–3.94%
Beiersdorf AG	80,033	9,227,238

Deutsche Boerse AG	183,997	31,237,224

Knorr-Bremse AG	120,340	16,393,415

		56,857,877

Hong Kong–2.07%
AIA Group Ltd.	2,429,000	29,919,614

India–2.24%
HDFC Bank Ltd., ADR(a)	447,872	32,363,231

Ireland–3.37%
CRH PLC	171,401	7,245,522

Flutter Entertainment PLC	72,836	15,079,946

ICON PLC(a)	134,568	26,238,069

		48,563,537

Italy–2.31%
FinecoBank Banca Fineco S.p.A.(a)	2,038,405	33,266,006

	Shares	Value

Japan–13.12%
Asahi Group Holdings Ltd.	435,300	$17,942,371

FANUC Corp.	55,300	13,615,819

Hoya Corp.	159,300	22,019,886

Keyence Corp.	20,500	11,537,037

Koito Manufacturing Co. Ltd.	300,900	20,465,233

Komatsu Ltd.	931,900	25,536,527

Nidec Corp.	91,200	11,490,738

Olympus Corp.	1,053,100	23,052,480

SMC Corp.	22,300	13,619,114

Sony Corp.	297,500	29,911,745

		189,190,950

Macau–1.56%
Galaxy Entertainment Group Ltd.(a)	2,883,000	22,424,245

Mexico–2.52%
Wal-Mart de Mexico S.A.B. de C.V., Series V	12,925,748	36,361,887

Netherlands–5.82%
ASML Holding N.V.	26,830	12,965,919

Heineken N.V.(a)	130,090	14,507,614

Prosus N.V.(a)	215,873	23,222,181

Wolters Kluwer N.V.	393,113	33,179,920

		83,875,634

Singapore–0.69%
United Overseas Bank Ltd.	578,466	9,875,529

South Korea–4.12%
NAVER Corp.(a)	88,747	23,963,590

Samsung Electronics Co. Ltd.	474,098	35,432,867

		59,396,457

Sweden–4.89%
Investor AB, Class B(a)	525,190	38,384,686

Sandvik AB(a)	1,314,528	32,132,669

		70,517,355

Switzerland–8.05%
Alcon, Inc.(a)	211,258	14,103,507

Kuehne + Nagel International AG	114,985	26,066,041

Logitech International S.A.	164,815	15,985,203

Nestle S.A.	268,933	31,661,183

Roche Holding AG	81,196	28,329,924

		116,145,858

Taiwan–2.86%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	378,549	41,276,983

United Kingdom–2.98%
Ashtead Group PLC	142,987	6,728,787

British American Tobacco PLC	355,481	13,222,093

Linde PLC	87,492	23,055,017

		43,005,897

United States–8.00%
Amcor PLC, CDI	1,322,744	15,712,891

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

	Shares	Value

United States–(continued)
Booking Holdings, Inc.(a)	10,176	$22,664,700

Broadcom, Inc.	105,368	46,135,379

Philip Morris International, Inc.	372,905	30,872,805

		115,385,775

Total Common Stocks & Other Equity Interests (Cost $866,897,250)		1,408,826,465

Money Market Funds–2.26%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)	11,470,872	11,470,872

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(b)(c)	7,986,761	$7,989,157

Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(c)	13,109,568	13,109,569

Total Money Market Funds (Cost $32,565,297)		32,569,598

TOTAL INVESTMENTS IN SECURITIES–99.95% (Cost $899,462,547)		1,441,396,063

OTHER ASSETS LESS LIABILITIES–0.05%		651,261

NET ASSETS–100.00%		$1,442,047,324

Investment Abbreviations:

ADR – American Depositary Receipt

CDI  – CREST Depository Interest

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$14,279,963	$152,272,061	$(155,081,152)	$-	$-	$11,470,872	$59,339
Invesco Liquid Assets Portfolio, Institutional Class	10,203,588	108,765,758	(110,987,440)	2,308	4,943	7,989,157	65,223
Invesco Treasury Portfolio, Institutional Class	16,319,957	174,025,214	(177,235,602)	-	-	13,109,569	63,272
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	10,304,831	(10,304,831)	-	-	-	42*
Invesco Private Prime Fund	-	15,454,276	(15,454,276)	-	-	-	430*
Total	$40,803,508	$460,822,140	$(469,063,301)	$2,308	$4,943	$32,569,598	$188,306

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $866,897,250)	$1,408,826,465

Investments in affiliated money market funds, at value (Cost $32,565,297)	32,569,598

Cash	212,012

Foreign currencies, at value (Cost $1,069,330)	1,072,570
Receivable for:
Investments sold	2,645,343

Fund shares sold	486,207

Dividends	3,288,880

Investment for trustee deferred compensation and retirement plans	277,215

Total assets	1,449,378,290

Liabilities:
Payable for:
Investments purchased	5,145,800

Fund shares reacquired	854,570

Accrued fees to affiliates	801,601

Accrued trustees’ and officers’ fees and benefits	305

Accrued other operating expenses	224,375

Trustee deferred compensation and retirement plans	304,315

Total liabilities	7,330,966

Net assets applicable to shares outstanding	$1,442,047,324

Net assets consist of:
Shares of beneficial interest	$825,329,400

Distributable earnings	616,717,924

$1,442,047,324

Net Assets:
Series I	$468,725,810

Series II	$973,321,514

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	11,023,956

Series II	23,241,512

Series I:
Net asset value per share	$42.52

Series II:
Net asset value per share	$41.88

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $2,171,487)	$20,111,640

Dividends from affiliated money market funds (includes securities lending income of $2)	187,834

Total investment income	20,299,474

Expenses:
Advisory fees	9,251,278

Administrative services fees	2,138,429

Custodian fees	190,827

Distribution fees - Series II	2,199,939

Transfer agent fees	72,572

Trustees’ and officers’ fees and benefits	36,923

Reports to shareholders	13,105

Professional services fees	157,539

Other	14,673

Total expenses	14,075,285

Less: Fees waived	(47,026)

Net expenses	14,028,259

Net investment income	6,271,215

Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	98,452,469

Affiliated investment securities	4,943

Foreign currencies	1,541

98,458,953

Change in net unrealized appreciation of:
Unaffiliated investment securities	61,439,205

Affiliated investment securities	2,308

Foreign currencies	129,885

61,571,398

Net realized and unrealized gain	160,030,351

Net increase in net assets resulting from operations	$166,301,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$6,271,215	$19,460,503

Net realized gain	98,458,953	36,486,226

Change in net unrealized appreciation	61,571,398	292,289,985

Net increase in net assets resulting from operations	166,301,566	348,236,714

Distributions to shareholders from distributable earnings:
Series I	(19,693,113)	(35,398,141)

Series II	(38,602,388)	(74,537,058)

Total distributions from distributable earnings	(58,295,501)	(109,935,199)

Share transactions–net:
Series I	(34,482,600)	(25,039,724)
Series II	(103,508,855)	(18,732,098)

Net increase (decrease) in net assets resulting from share transactions	(137,991,455)	(43,771,822)

Net increase (decrease) in net assets	(29,985,390)	194,529,693

Net assets:
Beginning of year	1,472,032,714	1,277,503,021

End of year	$1,442,047,324	$1,472,032,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$39.05	$0.24	$5.04	$5.28	$(0.92)	$(0.89)	$(1.81)	$42.52	14.02%	$468,726	0.91	%(d)	0.91	%(d)	0.65	%(d)	52%
Year ended 12/31/19	32.98	0.58	8.60	9.18	(0.62)	(2.49)	(3.11)	39.05	28.54	466,401	0.89		0.89		1.54		31
Year ended 12/31/18	39.89	0.66	(6.51)	(5.85)	(0.79)	(0.27)	(1.06)	32.98	(14.97)	414,774	0.92		0.93		1.74		35
Year ended 12/31/17	32.89	0.49	7.06	7.55	(0.55)	–	(0.55)	39.89	23.00	627,894	0.92		0.93		1.34		34
Year ended 12/31/16	33.49	0.50	(0.63)	(0.13)	(0.47)	–	(0.47)	32.89	(0.45)	540,460	0.95		0.96		1.51		18
Series II
Year ended 12/31/20	38.48	0.15	4.95	5.10	(0.81)	(0.89)	(1.70)	41.88	13.74	973,322	1.16	(d)	1.16	(d)	0.40	(d)	52
Year ended 12/31/19	32.52	0.48	8.47	8.95	(0.50)	(2.49)	(2.99)	38.48	28.20	1,005,632	1.14		1.14		1.29		31
Year ended 12/31/18	39.33	0.56	(6.42)	(5.86)	(0.68)	(0.27)	(0.95)	32.52	(15.18)	862,729	1.17		1.18		1.49		35
Year ended 12/31/17	32.44	0.40	6.96	7.36	(0.47)	–	(0.47)	39.33	22.73	1,448,723	1.17		1.18		1.09		34
Year ended 12/31/16	33.04	0.41	(0.62)	(0.21)	(0.39)	–	(0.39)	32.44	(0.70)	1,167,820	1.20		1.21		1.26		18

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $423,778 and $879,976 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. International Growth Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

Invesco V.I. International Growth Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.750%

Over $250 million	0.700%

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.71%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $47,026.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $187,224 for accounting and fund administrative services and was reimbursed $1,951,205 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    For the year ended December 31, 2020, the Fund incurred $1,062 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. International Growth Fund

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$8,516,332	$–	$8,516,332

Brazil	11,312,875	25,958,648	–	37,271,523

Canada	83,353,265	–	–	83,353,265

China	110,832,411	74,807,893	–	185,640,304

Denmark	–	33,832,239	–	33,832,239

France	–	71,785,967	–	71,785,967

Germany	–	56,857,877	–	56,857,877

Hong Kong	–	29,919,614	–	29,919,614

India	32,363,231	–	–	32,363,231

Ireland	26,238,069	22,325,468	–	48,563,537

Italy	–	33,266,006	–	33,266,006

Japan	–	189,190,950	–	189,190,950

Macau	–	22,424,245	–	22,424,245

Mexico	36,361,887	–	–	36,361,887

Netherlands	–	83,875,634	–	83,875,634

Singapore	–	9,875,529	–	9,875,529

South Korea	–	59,396,457	–	59,396,457

Sweden	–	70,517,355	–	70,517,355

Switzerland	–	116,145,858	–	116,145,858

Taiwan	41,276,983	–	–	41,276,983

United Kingdom	23,055,017	19,950,880	–	43,005,897

United States	99,672,884	15,712,891	–	115,385,775

Money Market Funds	32,569,598	–	–	32,569,598

Total Investments	$497,036,220	$944,359,843	$–	$1,441,396,063

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$30,977,650	$ 19,392,737

Long-term capital gain	27,317,851	90,542,462

Total distributions	$58,295,501	$109,935,199

*	Includes short-term capital gain distributions, if any.

Invesco V.I. International Growth Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$16,064,807

Undistributed long-term capital gain	91,870,208

Net unrealized appreciation – investments	508,821,381

Net unrealized appreciation - foreign currencies	174,538

Temporary book/tax differences	(213,010)

Shares of beneficial interest	825,329,400

Total net assets	$1,442,047,324

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $655,910,743 and $831,560,107, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$513,450,735

Aggregate unrealized (depreciation) of investments	(4,629,354)

Net unrealized appreciation of investments	$508,821,381

    Cost of investments for tax purposes is $932,574,682.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2020, undistributed net investment income was increased by $5,167,094 and undistributed net realized gain was decreased by $5,167,094. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

		Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Series I	1,482,979	$52,751,557	1,348,893	$50,918,059

Series II	2,437,340	85,719,081	2,347,857	86,070,698

Issued as reinvestment of dividends:
Series I	511,763	19,559,591	964,334	35,063,198

Series II	1,025,024	38,602,388	2,079,137	74,537,058

Reacquired:
Series I	(2,913,014)	(106,793,748)	(2,946,756)	(111,020,981)

Series II	(6,351,741)	(227,830,324)	(4,827,830)	(179,339,854)

Net increase (decrease) in share activity	(3,807,649)	$(137,991,455)	(1,034,365)	$(43,771,822)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

Invesco V.I. International Growth Fund

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,242.40	$5.19	$1,020.51	$4.67	0.92%
Series II	1,000.00	1,240.60	6.59	1,019.25	5.94	1.17

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$27,317,851
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	11.56%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0613	per share
Foreign Source Income	$0.5646	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection
				(non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. International Growth Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Managed Volatility Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VIMGV-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco V.I. Managed Volatility Fund (the Fund) underperformed the Russell 1000 Value Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	-1.49%
Series II Shares	-1.76
Russell 1000 Value Index▼ (Broad Market Index)	2.80
Bloomberg Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	8.93
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index∎ (Peer Group Index)	10.72

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    Seven out of eleven sectors within the Russell 1000 Value Index had positive returns for the year. The materials sector had the highest return for the year, while the energy sector posted a double-digit loss.

    Stock selection in and overweight exposure to the information technology (IT) sector was the largest contributor to the Fund’s relative performance compared to the Russell 1000 Value Index. Within the sector, Apple, Qualcomm and Cognizant Technology Solutions were the largest contributors, benefiting from a strong rally in the sector beginning in the second quarter of 2020. Apple shares moved higher following the selloff as the company reopened its factory in China and sales rebounded. Shares of Qualcomm traded higher following the company’s patent license settlement with Huawei that helped boost both revenue and profits. Cognizant had revenue declines due to the pandemic, but earnings were better than anticipated.

    Stock selection and the Fund’s underweight exposure to the real estate sector also helped the Fund’s relative performance versus the Russell
1000 Value Index as the sector underperformed, posting a decline for the year.

    Security selection in the financials sector was another contributor to the Fund’s relative performance during the year. Within the sector Morgan Stanley and Goldman Sachs were strong contributors. Large banks and capital markets firms benefited from a rise in yields during the year and these stocks performed well amid a broader rally in cyclical stocks.

    The Fund holds investment grade bonds and convertible securities as a source of income and to provide a measure of stability amid market volatility. Both asset classes outperformed the Russell 1000 Value Index during the year and benefited the Fund’s performance relative to the index.

    Security selection in the consumer discretionary sector was the largest detractor from the Fund’s relative performance compared to the Russell 1000 Value Index for the year. Within the sector, Carnival and Capri Holdings were significant detractors, driven in large part by the pandemic-related selloff in February and March of 2020. Shares of Carnival declined sharply following news of COVID-19 infections on cruise ships. The industry was also hit by the suspension of cruise travel that resulted from the virus outbreak. As a result, the team eliminated the Fund’s position in the stock as they believed cruise demand would be slower to recover than other areas within the sector. Capri Holdings includes the Michael Kors, Versace, and Jimmy Choo brands. The stock declined significantly in the market correction, as con sumers sheltered-in-place and stores closed amid the COVID-19 pandemic. Capri’s shares later rebounded from lows set in February and March, so the team used that as an opportunity to eliminate the position given ongoing volatility in the stock.

    Stock selection and an overweight exposure to the energy sector also detracted from the Fund’s relative performance versus the Russell
1000 Value Index during the year. Energy stocks were negatively impacted by the severe decline in oil prices due the concurrent increase in oil supply resulting from the Saudi Arabia/Russia conflict, and the sharp deceleration in demand due to COVID-19. Key detractors for the year included Royal Dutch Shell and Marathon Oil. The team eliminated these positions during the

Invesco V.I. Managed Volatility Fund

year and reduced the Fund’s overall exposure to the sector during the year, as there was significant difficulty estimating the extent of volume declines amid the pandemic.

    Although cash averaged under 4% for the year, cash detracted from relative performance. This would be expected when the Russell 1000 Value Index had positive returns.

    The Fund held currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Fund’s relative performance for the year. As part of our mandate, and to potentially reduce portfolio volatility during a market downturn, we sold short S&P 500 futures contracts during the year. Derivatives were used solely for the purpose of reducing volatility and not for speculative purposes. The use of S&P 500 futures contracts had a negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the year. However, the Fund was less volatile, as measured by standard deviation, than the Russell 1000 Value Index for the year.

    During the year, the team reduced the Fund’s relative overweight exposure to the financials and energy sectors within the equity portion of the Fund, and increased exposure to the industrials, communication services, IT and real estate sectors. At the end of the year, the Fund’s largest overweight exposures were in the financials, IT and health care sectors, while the largest underweight exposures were to the communication services, utilities and real estate sectors.

    As always, we thank you for your investment in Invesco V.I. Managed Volatility Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

Portfolio manager(s):

Jacob Borbidge

Chuck Burge

Brian Jurkash (Co-Lead)

Sergio Marcheli

Matthew Titus (Co-Lead)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Managed Volatility Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (12/30/94)	6.75%
10 Years	7.20
5 Years	4.92
1 Year	-1.49

Series II Shares
Inception (4/30/04)	7.75%
10 Years	6.93
5 Years	4.64
1 Year	-1.76

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Managed Volatility Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Managed Volatility Fund

Supplemental Information

Invesco V.I. Managed Volatility Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
∎	The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Managed Volatility Fund

Fund Information

Portfolio Composition

By sector		% of total net assets
Financials		23.15%
Health Care		14.30
Information Technology		12.82
Industrials		9.26
Communication Services		7.59
Consumer Discretionary		6.56
U.S. Treasury Securities		5.23
Consumer Staples		4.94
Energy		4.00
Materials		3.47
Utilities		2.68
Real Estate		1.85
Money Market Funds Plus Other Assets Less Liabilities		4.15

Top 10 Equity Holdings*
		% of total net assets
1.	General Motors Co.	2.24%
2.	Cognizant Technology Solutions Corp., Class A	1.90
3.	Wells Fargo & Co.	1.74
4.	Philip Morris International, Inc.	1.74
5.	Morgan Stanley	1.68
6.	Goldman Sachs Group, Inc. (The)	1.67
7.	CSX Corp.	1.64
8.	Johnson Controls International PLC	1.53
9.	American International Group, Inc.	1.53
10.	Corteva, Inc.	1.53

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Managed Volatility Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–65.20%
Aerospace & Defense–3.41%
General Dynamics Corp.	2,847	$423,691
Raytheon Technologies Corp.	5,003	357,764
Textron, Inc.	5,876	283,987
		1,065,442

Apparel Retail–1.07%
TJX Cos., Inc. (The)	4,888	333,801

Automobile Manufacturers–2.24%
General Motors Co.(b)	16,759	697,845

Building Products–2.28%
Johnson Controls International PLC	10,266	478,293
Trane Technologies PLC	1,610	233,707
		712,000

Cable & Satellite–1.66%
Charter Communications, Inc.,
Class A(c)	353	233,527
Comcast Corp., Class A	5,436	284,847
		518,374

Commodity Chemicals–0.70%
Dow, Inc.	3,930	218,115

Construction & Engineering–0.44%
Quanta Services, Inc.	1,917	138,062

Consumer Finance–0.73%
American Express Co.	1,879	227,190

Data Processing & Outsourced Services–0.72%
Fiserv, Inc.(c)	1,976	224,987

Diversified Banks–3.57%
Bank of America Corp.(b)	8,828	267,577
Citigroup, Inc.	4,905	302,442
Wells Fargo & Co.	18,065	545,202
		1,115,221

Electric Utilities–1.73%
Duke Energy Corp.	1,811	165,815
Exelon Corp.	4,949	208,947
FirstEnergy Corp.	5,363	164,161
		538,923

Electronic Components–0.69%
Corning, Inc.	5,964	214,704

Electronic Manufacturing Services–0.67%
TE Connectivity Ltd.	1,737	210,299

Fertilizers & Agricultural Chemicals–2.06%
Corteva, Inc.	12,316	476,876
Nutrien Ltd. (Canada)	3,433	165,333
		642,209

Food Distributors–1.96%
Sysco Corp.	4,155	308,550

	Shares	Value
Food Distributors–(continued)
US Foods Holding Corp.(c)	9,140	$304,454
		613,004

Health Care Distributors–0.82%
McKesson Corp.	1,467	255,141

Health Care Equipment–1.83%
Medtronic PLC	3,115	364,891
Zimmer Biomet Holdings, Inc.	1,341	206,635
		571,526

Health Care Facilities–0.52%
Universal Health Services, Inc., Class B	1,175	161,562

Health Care Services–1.39%
Cigna Corp.(b)	1,165	242,530
CVS Health Corp.	2,815	192,264
		434,794

Health Care Supplies–0.45%
Alcon, Inc. (Switzerland)(c)	2,092	139,661

Home Improvement Retail–0.69%
Kingfisher PLC (United Kingdom)(c)	58,280	215,657

Human Resource & Employment Services–0.48%
Adecco Group AG (Switzerland)	2,238	150,063

Insurance Brokers–0.59%
Willis Towers Watson PLC	870	183,292

Integrated Oil & Gas–0.92%
Chevron Corp.	3,395	286,708

Internet & Direct Marketing Retail–1.02%
Booking Holdings, Inc.(c)	143	318,500

Investment Banking & Brokerage–3.90%
Charles Schwab Corp. (The)	3,271	173,494
Goldman Sachs Group, Inc. (The)	1,972	520,036
Morgan Stanley	7,641	523,638
		1,217,168

IT Consulting & Other Services–1.90%
Cognizant Technology Solutions Corp., Class A	7,239	593,236

Managed Health Care–1.26%
Anthem, Inc.	1,224	393,014

Movies & Entertainment–1.32%
Walt Disney Co. (The)(c)	2,264	410,191

Multi-line Insurance–1.53%
American International Group, Inc.	12,609	477,377

Oil & Gas Exploration & Production–2.33%
Canadian Natural Resources Ltd. (Canada)	6,049	145,368
Concho Resources, Inc.	2,962	172,833
ConocoPhillips	1,324	52,947
Devon Energy Corp.	10,467	165,483

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Parsley Energy, Inc., Class A	13,343	$189,470
		726,101

Other Diversified Financial Services–1.45%
Equitable Holdings, Inc.	7,041	180,179
Voya Financial, Inc.	4,642	272,996
		453,175

Packaged Foods & Meats–0.24%
Mondelez International, Inc., Class A	1,296	75,777

Pharmaceuticals–3.52%
Bristol-Myers Squibb Co.(b)	6,280	389,548
GlaxoSmithKline PLC (United Kingdom)	6,639	121,647
Johnson & Johnson	1,131	177,997
Pfizer, Inc.	5,280	194,357
Sanofi (France)	2,230	215,464
		1,099,013

Railroads–1.64%
CSX Corp.(b)	5,629	510,832

Real Estate Services–1.43%
CBRE Group, Inc., Class A(c)	7,097	445,124

Regional Banks–4.20%
Citizens Financial Group, Inc.	12,373	442,459
PNC Financial Services Group, Inc. (The)	3,092	460,708
Truist Financial Corp.	8,512	407,980
		1,311,147

Semiconductors–2.70%
Micron Technology, Inc.(c)	2,544	191,258
NXP Semiconductors N.V. (Netherlands)	1,690	268,727
QUALCOMM, Inc.	2,513	382,830
		842,815

Specialty Chemicals–0.70%
DuPont de Nemours, Inc.	3,073	218,521

Systems Software–1.09%
Oracle Corp.	5,253	339,816

Technology Hardware, Storage & Peripherals–0.65%
Apple, Inc.	1,519	201,556

Tobacco–1.74%
Philip Morris International, Inc.	6,574	544,261

Wireless Telecommunication Services–0.96%
Vodafone Group PLC (United Kingdom)	181,782	299,147
Total Common Stocks & Other Equity Interests (Cost $14,539,530)		20,345,351

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–25.15%
Aerospace & Defense–0.18%
General Dynamics Corp., 3.88%, 07/15/2021	$45,000	45,459
Raytheon Technologies Corp., 4.45%, 11/16/2038	9,000	11,349
		56,808

	Principal Amount	Value
Air Freight & Logistics–0.02%
United Parcel Service, Inc., 3.40%, 11/15/2046	$4,000	$4,826

Airlines–0.17%
American Airlines Pass-Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	16,927	15,973
United Airlines Pass-Through Trust,
Series 2014-2, Class A, 3.75%, 09/03/2026	21,543	21,949
Series 2018-1, Class AA, 3.50%, 03/01/2030	15,440	15,381
		53,303

Alternative Carriers–0.23%
Liberty Latin America Ltd. (Chile), Conv., 2.00%, 07/15/2024	74,000	70,687

Application Software–0.88%
Nuance Communications, Inc., Conv.,
1.00%, 12/15/2022(d)	38,000	70,915
1.25%, 04/01/2025	34,000	77,533
Workday, Inc., Conv., 0.25%, 10/01/2022	75,000	125,696
		274,144

Asset Management & Custody Banks–0.61%
Apollo Management Holdings L.P., 4.00%, 05/30/2024(e)	40,000	44,330
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	25,000	27,901
Carlyle Holdings Finance LLC, 3.88%, 02/01/2023(e)	5,000	5,322
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(e)	85,000	111,744
		189,297

Automobile Manufacturers–0.15%
General Motors Co., 6.60%, 04/01/2036	16,000	21,903
General Motors Financial Co., Inc., 5.25%, 03/01/2026	21,000	24,773
		46,676

Biotechnology–0.64%
AbbVie, Inc.,
4.50%, 05/14/2035	38,000	47,762
4.05%, 11/21/2039	34,000	41,132
Gilead Sciences, Inc., 4.40%, 12/01/2021	25,000	25,686
Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	62,000	86,166
		200,746

Brewers–0.48%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
4.70%, 02/01/2036	45,000	57,141
4.90%, 02/01/2046	27,000	35,249
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(e)	35,000	39,864
Molson Coors Beverage Co., 4.20%, 07/15/2046	16,000	18,360
		150,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Cable & Satellite–1.54%
BofA Finance LLC, Conv., 0.13%, 09/01/2022	$62,000	$ 72,416
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
4.46%, 07/23/2022	60,000	63,270
3.85%, 04/01/2061	27,000	27,210
Comcast Corp.,
4.15%, 10/15/2028	30,000	36,121
3.90%, 03/01/2038	10,000	12,237
Cox Communications, Inc., 2.95%, 10/01/2050(e)	5,000	5,112
DISH Network Corp., Conv., 3.38%, 08/15/2026	216,000	206,438
Liberty Broadband Corp., Conv., 1.25%, 10/05/2023(d)(e)	58,000	58,842
		481,646

Communications Equipment–0.83%
Cisco Systems, Inc., 1.85%, 09/20/2021	45,000	45,459
Finisar Corp., Conv., 0.50%, 12/15/2021(d)	39,000	39,205
Viavi Solutions, Inc., Conv.,
1.75%, 06/01/2023	71,000	88,198
1.00%, 03/01/2024	68,000	87,371
		260,233

Construction Machinery & Heavy Trucks–0.07%
Caterpillar Financial Services Corp., 1.70%, 08/09/2021	20,000	20,174

Consumer Finance–0.15%
American Express Co., 3.63%, 12/05/2024	18,000	20,009
Capital One Financial Corp., 3.20%, 01/30/2023	15,000	15,812
Synchrony Financial, 3.95%, 12/01/2027	10,000	11,219
		47,040

Data Processing & Outsourced Services–0.05%
Fiserv, Inc., 3.80%, 10/01/2023	15,000	16,345

Diversified Banks–1.91%
Bank of America Corp., 3.25%, 10/21/2027	10,000	11,194
Citigroup, Inc.,
4.00%, 08/05/2024	60,000	66,835
3.67%, 07/24/2028(f)	15,000	17,009
4.75%, 05/18/2046	15,000	20,034
JPMorgan Chase & Co.,
3.20%, 06/15/2026	15,000	16,803
3.51%, 01/23/2029(f)	15,000	17,122
4.26%, 02/22/2048(f)	10,000	13,097
3.90%, 01/23/2049(f)	15,000	18,911
Series V, 3.56% (3 mo. USD LIBOR + 3.32%)(g)(h)	150,000	147,553
U.S. Bancorp, Series W, 3.10%, 04/27/2026	10,000	11,143
Wells Fargo & Co.,
3.55%, 09/29/2025	30,000	33,708
4.10%, 06/03/2026	95,000	108,957
4.65%, 11/04/2044	15,000	19,219

	Principal Amount	Value
Diversified Banks–(continued)
Westpac Banking Corp. (Australia), 2.10%, 05/13/2021	$95,000	$ 95,661
		597,246

Diversified Capital Markets–0.41%
Credit Suisse AG (Switzerland), Conv., 0.50%, 06/24/2024(e)	131,000	128,079

Drug Retail–0.19%
Walgreens Boots Alliance, Inc.,
3.30%, 11/18/2021	32,000	32,669
4.50%, 11/18/2034	24,000	27,602
		60,271

Electric Utilities–0.34%
Georgia Power Co., Series B, 3.70%, 01/30/2050	9,000	10,852
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	11,000	12,537
Southern Co. (The), 2.35%, 07/01/2021	60,000	60,476
Xcel Energy, Inc.,
0.50%, 10/15/2023	14,000	14,048
3.50%, 12/01/2049	7,000	8,207
		106,120

Environmental & Facilities Services–0.10%
Waste Management, Inc., 3.90%, 03/01/2035	25,000	30,665

General Merchandise Stores–0.07%
Dollar General Corp., 3.25%, 04/15/2023	20,000	21,167

Health Care Equipment–1.33%
Becton, Dickinson and Co., 4.88%, 05/15/2044	86,000	106,385
DexCom, Inc., Conv., 0.75%, 12/01/2023	86,000	195,746
Integra LifeSciences Holdings Corp., Conv., 0.50%, 08/15/2025(e)	51,000	56,376
Medtronic, Inc., 4.38%, 03/15/2035	15,000	20,207
NuVasive, Inc., Conv., 2.25%, 03/15/2021	24,000	24,418
Tandem Diabetes Care, Inc., Conv., 1.50%, 05/01/2025(e)	10,000	11,827
		414,959

Health Care REITs–0.09%
Healthpeak Properties, Inc., 3.88%, 08/15/2024	25,000	27,680

Health Care Services–0.31%
Cigna Corp., 4.80%, 08/15/2038	9,000	11,733
CVS Health Corp., 3.38%, 08/12/2024	20,000	21,856
Laboratory Corp. of America Holdings,
3.20%, 02/01/2022	33,000	33,987
4.70%, 02/01/2045	22,000	28,901
		96,477

Health Care Technology–0.37%
Teladoc Health, Inc., Conv., 1.25%, 06/01/2027(e)	97,000	116,662

Home Improvement Retail–0.09%
Home Depot, Inc. (The), 2.00%, 04/01/2021	27,000	27,071

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Industrial Conglomerates–0.05%
Honeywell International, Inc., 0.46% (3 mo. USD LIBOR + 0.23%), 08/19/2022(h)	$17,000	$ 17,019

Insurance Brokers–0.02%
Willis North America, Inc., 3.60%, 05/15/2024	5,000	5,461

Integrated Oil & Gas–0.15%
BP Capital Markets America, Inc., 2.94%, 06/04/2051	26,000	26,550
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	18,000	19,864
		46,414

Integrated Telecommunication Services–0.67%
AT&T, Inc.,
3.00%, 06/30/2022	28,000	28,985
4.50%, 05/15/2035	25,000	30,347
Verizon Communications, Inc., 4.40%, 11/01/2034	120,000	149,804
		209,136

Interactive Home Entertainment–0.08%
Zynga, Inc., Conv., 0.00%, 12/15/2026(e)(i)	25,000	26,369

Internet & Direct Marketing Retail–1.17%
Amazon.com, Inc., 4.80%, 12/05/2034	9,000	12,353
Booking Holdings, Inc., Conv.,
0.90%, 09/15/2021	40,000	46,461
0.75%, 05/01/2025(e)	10,000	14,578
Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(e)	94,000	182,282
Trip.com Group Ltd. (China), Conv., 1.25%, 09/15/2022	113,000	107,916
		363,590

Internet Services & Infrastructure–0.21%
Shopify, Inc. (Canada), Conv., 0.13%, 11/01/2025	55,000	65,038

Investment Banking & Brokerage–0.89%
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/2025	27,000	30,981
GS Finance Corp., Series 0001, Conv., 0.25%, 07/08/2024	198,000	207,504
Morgan Stanley, 4.00%, 07/23/2025	35,000	40,080
		278,565

Life & Health Insurance–0.50%
Athene Global Funding, 4.00%, 01/25/2022(e)	45,000	46,609
Guardian Life Global Funding, 2.90%, 05/06/2024(e)	20,000	21,541
Jackson National Life Global Funding,
2.10%, 10/25/2021(e)	10,000	10,146
3.25%, 01/30/2024(e)	15,000	16,135
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(e)	35,000	42,403
Reliance Standard Life Global Funding II, 3.05%, 01/20/2021(e)	20,000	20,023
		156,857

	Principal Amount	Value
Managed Health Care–0.06%
UnitedHealth Group, Inc., 3.50%, 08/15/2039	$16,000	$ 19,035

Movies & Entertainment–1.07%
Liberty Media Corp., Conv.,
2.25%, 10/05/2021(d)	55,000	26,123
1.38%, 10/15/2023	158,000	200,502
Liberty Formula One, Conv., 1.00%, 01/30/2023	20,000	25,572
Live Nation Entertainment, Inc., Conv., 2.50%, 03/15/2023	62,000	80,340
		332,537

Multi-line Insurance–0.17%
American International Group, Inc., 4.38%, 01/15/2055	40,000	51,472

Multi-Utilities–0.07%
NiSource, Inc., 4.38%, 05/15/2047	9,000	11,438
Sempra Energy, 3.80%, 02/01/2038	8,000	9,278
		20,716

Office REITs–0.08%
Office Properties Income Trust, 4.00%, 07/15/2022	25,000	25,567

Oil & Gas Exploration & Production–0.11%
Cameron LNG LLC, 3.70%, 01/15/2039(e)	16,000	18,066
ConocoPhillips, 4.15%, 11/15/2034	13,000	15,109
		33,175

Oil & Gas Storage & Transportation–0.50%
Energy Transfer Operating L.P.,
4.20%, 09/15/2023	2,000	2,158
4.90%, 03/15/2035	19,000	20,953
5.00%, 05/15/2050	8,000	8,670
Enterprise Products Operating LLC, 4.25%, 02/15/2048	10,000	11,745
Kinder Morgan, Inc., 5.30%, 12/01/2034	23,000	28,354
MPLX L.P.,
4.50%, 07/15/2023	65,000	70,824
4.50%, 04/15/2038	11,000	12,582
		155,286

Other Diversified Financial Services–1.90%
Convertible Trust - Energy, Series 2019-1, 0.33%, 09/19/2024	168,000	174,031
Convertible Trust - Healthcare, Series 2018-1, 0.25%, 02/05/2024	168,000	190,815
Convertible Trust - Media, Series 2019, Class 1, 0.25%, 12/04/2024	168,000	228,984
		593,830

Packaged Foods & Meats–0.05%
Kraft Heinz Foods Co. (The), 4.63%, 10/01/2039(e)	10,000	11,187
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	3,000	3,462
		14,649

Pharmaceuticals–1.80%
Bayer US Finance LLC (Germany), 3.00%, 10/08/2021(e)	200,000	203,436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Bristol-Myers Squibb Co.,
4.13%, 06/15/2039	$18,000	$ 22,987
4.63%, 05/15/2044	100,000	136,546
Jazz Investments I Ltd., Conv., 2.00%, 06/15/2026(e)	37,000	48,335
Pacira BioSciences, Inc., Conv.,
2.38%, 04/01/2022	7,000	8,046
0.75%, 08/01/2025(e)	23,000	25,979
Pfizer, Inc.,
3.00%, 09/15/2021	50,000	50,997
2.20%, 12/15/2021	15,000	15,293
Supernus Pharmaceuticals, Inc., Conv., 0.63%, 04/01/2023	33,000	31,460
Utah Acquisition Sub, Inc., 3.15%, 06/15/2021	17,000	17,165
		560,244

Property & Casualty Insurance–0.10%
Allstate Corp. (The), 3.28%, 12/15/2026	10,000	11,428
Markel Corp., 5.00%, 05/20/2049	15,000	20,709
		32,137

Railroads–0.12%
Norfolk Southern Corp., 3.40%, 11/01/2049	5,000	5,736
Union Pacific Corp., 4.15%, 01/15/2045	25,000	31,083
		36,819

Real Estate Services–0.24%
Redfin Corp., Conv., 0.00%, 10/15/2025(e)(i)	62,000	74,409

Regional Banks–0.12%
Citizens Financial Group, Inc., 2.38%, 07/28/2021	15,000	15,146
PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029	20,000	23,059
		38,205

Reinsurance–0.11%
PartnerRe Finance B LLC, 3.70%, 07/02/2029	30,000	34,555

Renewable Electricity–0.54%
Oglethorpe Power Corp., 4.55%, 06/01/2044	150,000	169,307

Restaurants–0.07%
Starbucks Corp., 3.55%, 08/15/2029	20,000	23,280

Retail REITs–0.02%
Regency Centers L.P., 2.95%, 09/15/2029	5,000	5,346

Semiconductors–1.25%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/2024	30,000	32,439
Cree, Inc., Conv.,
0.88%, 09/01/2023	42,000	76,406
1.75%, 05/01/2026(e)	28,000	64,971
Microchip Technology, Inc., Conv., 0.13%, 11/15/2024	139,000	153,886

	Principal Amount	Value
Semiconductors–(continued)
Micron Technology, Inc., 4.66%, 02/15/2030	$10,000	$ 12,284
NVIDIA Corp., 2.20%, 09/16/2021	20,000	20,246
NXP B.V./NXP Funding LLC (Netherlands), 5.35%, 03/01/2026(e)	20,000	24,121
Texas Instruments, Inc., 2.63%, 05/15/2024	5,000	5,343
		389,696

Soft Drinks–0.11%
PepsiCo, Inc., 3.00%, 08/25/2021	35,000	35,655

Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	3,000	4,013

Systems Software–0.63%
FireEye, Inc.,
Series B, Conv., 1.63%, 06/01/2022(d)	77,000	75,943
Series A, Conv., 1.00%, 06/01/2025(d)	76,000	75,188
Microsoft Corp., 3.50%, 02/12/2035	37,000	45,579
		196,710

Technology Distributors–0.11%
Avnet, Inc., 4.63%, 04/15/2026	30,000	33,973

Technology Hardware, Storage & Peripherals–0.45%
Apple, Inc.,
2.15%, 02/09/2022	39,000	39,814
3.35%, 02/09/2027	10,000	11,413
Dell International LLC/EMC Corp., 5.45%, 06/15/2023(e)	26,000	28,764
Western Digital Corp., Conv., 1.50%, 02/01/2024	61,000	60,936
		140,927

Tobacco–0.15%
Altria Group, Inc., 5.80%, 02/14/2039	36,000	47,434

Trading Companies & Distributors–0.16%
Air Lease Corp., 4.25%, 09/15/2024	35,000	38,376
Aircastle Ltd., 4.40%, 09/25/2023	10,000	10,601
		48,977

Trucking–0.14%
Aviation Capital Group LLC, 4.88%, 10/01/2025(e)	40,000	43,257

Wireless Telecommunication Services–0.06%
Rogers Communications, Inc. (Canada), 4.30%, 02/15/2048	15,000	19,197
Total U.S. Dollar Denominated Bonds & Notes (Cost $6,736,987)		7,847,793

U.S. Treasury Securities–5.23%
U.S. Treasury Bonds–0.63%
1.38%, 08/15/2050	209,500	195,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value

U.S. Treasury Notes–4.60%
0.13%, 11/30/2022	$968,000	$968,151

0.38%, 11/30/2025	288,200	288,560

0.63%, 11/30/2027	99,300	99,254

0.88%, 11/15/2030	79,000	78,704

		1,434,669

Total U.S. Treasury Securities (Cost $1,629,263)		1,630,486

	Shares
Preferred Stocks–0.27%
Asset Management & Custody Banks–0.27%
AMG Capital Trust II, 5.15%, Conv. Pfd. (Cost $106,269)	1,700	84,968

	Shares	Value

Money Market Funds–4.15%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(j)(k)	513,587	$513,587

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(j)(k)	194,348	194,406

Invesco Treasury Portfolio, Institutional Class, 0.01%(j)(k)	586,956	586,956

Total Money Market Funds (Cost $1,294,957)		1,294,949

TOTAL INVESTMENTS IN SECURITIES–100.00% (Cost $24,307,006)		31,203,547

OTHER ASSETS LESS LIABILITIES–(0.00)%		(205)

NET ASSETS–100.00%		$31,203,342

Investment Abbreviations:

Conv.	– Convertible
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(c)	Non-income producing security.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $1,500,769, which represented 4.81% of the Fund’s Net Assets.

(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	Perpetual bond with no specified maturity date.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2020.
(i)	Zero coupon bond issued at a discount.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$619,911	$6,486,018	$(6,592,342)	$-	$-	$513,587	$2,348
Invesco Liquid Assets Portfolio, Institutional Class	441,820	4,632,869	(4,879,906)	(8)	(369)	194,406	2,209
Invesco Treasury Portfolio, Institutional Class	708,469	7,412,592	(7,534,105)	-	-	586,956	2,520
Total	$1,770,200	$18,531,479	$(19,006,353)	$(8)	$(369)	$1,294,949	$7,077

(k)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini S&P 500 Index	16	March-2021	$(2,999,040)	$(35,368)	$(35,368)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
01/15/2021	State Street Bank & Trust Co.	CHF	3,156	USD	3,571	$ 5
01/15/2021	State Street Bank & Trust Co.	EUR	4,649	USD	5,702	21
01/15/2021	State Street Bank & Trust Co.	USD	4,275	CAD	5,509	52
01/15/2021	State Street Bank & Trust Co.	USD	4,061	CHF	3,609	17
01/15/2021	State Street Bank & Trust Co.	USD	6,990	EUR	5,736	19
01/15/2021	State Street Bank & Trust Co.	USD	41,333	GBP	30,720	682
Subtotal–Appreciation						796

Currency Risk
01/15/2021	Bank of New York Mellon (The)	CAD	147,610	USD	115,885	(85)
01/15/2021	Bank of New York Mellon (The)	EUR	130,204	USD	158,353	(754)
01/15/2021	Bank of New York Mellon (The)	GBP	377,930	USD	506,111	(10,762)
01/15/2021	State Street Bank & Trust Co.	CHF	193,274	USD	218,196	(190)
01/15/2021	State Street Bank & Trust Co.	EUR	2,944	USD	3,589	(9)
01/15/2021	State Street Bank & Trust Co.	GBP	9,588	USD	12,913	(199)
01/15/2021	State Street Bank & Trust Co.	USD	2,428	CAD	3,089	(1)
Subtotal–Depreciation						(12,000)
Total Forward Foreign Currency Contracts						$(11,204)

Abbreviations:

CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound Sterling
USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $23,012,049)	$29,908,598

Investments in affiliated money market funds, at value (Cost $1,294,957)	1,294,949

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	796

Foreign currencies, at value (Cost $11,542)	11,774

Receivable for:
Investments sold	63,144

Fund shares sold	63,187

Dividends	37,994

Interest	45,287

Investment for trustee deferred compensation and retirement plans	72,568

Total assets	31,498,297

Liabilities:
Other investments:
Variation margin payable - futures contracts	19,137

Unrealized depreciation on forward foreign currency contracts outstanding	12,000

Payable for:
Investments purchased	85,316

Fund shares reacquired	7,795

Amount due custodian	14,160

Accrued fees to affiliates	15,103

Accrued other operating expenses	64,406

Trustee deferred compensation and retirement plans	77,038

Total liabilities	294,955

Net assets applicable to shares outstanding	$31,203,342

Net assets consist of:
Shares of beneficial interest	$27,098,950

Distributable earnings	4,104,392

$31,203,342

Net Assets:
Series I	$30,164,285

Series II	$1,039,057

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	2,582,436

Series II	89,989

Series I:
Net asset value per share	$11.68

Series II:
Net asset value per share	$11.55

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $5,264)	$510,725

Interest	217,227

Dividends from affiliated money market funds	7,077

Total investment income	735,029

Expenses:
Advisory fees	184,818

Administrative services fees	50,597

Custodian fees	13,863

Distribution fees - Series II	2,642

Transfer agent fees	17,824

Trustees’ and officers’ fees and benefits	20,029

Reports to shareholders	9,919

Professional services fees	50,080

Other	(1,061)

Total expenses	348,711

Less: Fees waived	(1,640)

Net expenses	347,071

Net investment income	387,958

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	158,366

Affiliated investment securities	(369)

Foreign currencies	14,843

Forward foreign currency contracts	(73,949)

Futures contracts	(2,926,763)

(2,827,872)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,484,809

Affiliated investment securities	(8)

Foreign currencies	289

Forward foreign currency contracts	21,786

Futures contracts	(35,368)

1,471,508

Net realized and unrealized gain (loss)	(1,356,364)

Net increase (decrease) in net assets resulting from operations	$(968,406)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$387,958	$569,748

Net realized gain (loss)	(2,827,872)	708,999

Change in net unrealized appreciation	1,471,508	5,011,773

Net increase (decrease) in net assets resulting from operations	(968,406)	6,290,520

Distributions to shareholders from distributable earnings:
Series I	(1,284,342)	(1,896,583)

Series II	(40,901)	(63,708)

Total distributions from distributable earnings	(1,325,243)	(1,960,291)

Share transactions–net:
Series I	(3,051,585)	(3,190,164)

Series II	(177,719)	(47,952)

Net increase (decrease) in net assets resulting from share transactions	(3,229,304)	(3,238,116)

Net increase (decrease) in net assets	(5,522,953)	1,092,113

Net assets:
Beginning of year	36,726,295	35,634,182

End of year	$31,203,342	$36,726,295

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$12.41	$0.14		$(0.36)	$(0.22)	$(0.24)	$(0.27)	$(0.51)	$11.68	(1.49)%	$30,164	1.11	%(d)	1.12	%(d)	1.28	%(d)	97%
Year ended 12/31/19	11.04	0.19		1.82	2.01	(0.17)	(0.47)	(0.64)	12.41	18.58	35,409	1.07		1.08		1.55		109
Year ended 12/31/18	13.06	0.16		(1.51)	(1.35)	(0.22)	(0.45)	(0.67)	11.04	(11.00)	34,420	1.23		1.24		1.24		111
Year ended 12/31/17	11.97	0.18	(e)	1.08	1.26	(0.17)	-	(0.17)	13.06	10.56	44,104	1.13		1.13		1.42	(e)	91
Year ended 12/31/16	11.38	0.14		1.03	1.17	(0.22)	(0.36)	(0.58)	11.97	10.61	50,183	1.15		1.16		1.26		92
Series II
Year ended 12/31/20	12.26	0.11		(0.34)	(0.23)	(0.21)	(0.27)	(0.48)	11.55	(1.67)	1,039	1.36	(d)	1.37	(d)	1.03	(d)	97
Year ended 12/31/19	10.91	0.15		1.81	1.96	(0.14)	(0.47)	(0.61)	12.26	18.30	1,317	1.32		1.33		1.30		109
Year ended 12/31/18	12.92	0.12		(1.49)	(1.37)	(0.19)	(0.45)	(0.64)	10.91	(11.28)	1,214	1.48		1.49		0.99		111
Year ended 12/31/17	11.84	0.15	(e)	1.07	1.22	(0.14)	-	(0.14)	12.92	10.33	1,446	1.38		1.38		1.17	(e)	91
Year ended 12/31/16	11.26	0.11		1.02	1.13	(0.19)	(0.36)	(0.55)	11.84	10.31	1,462	1.40		1.41		1.01		92

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $29,746 and $1,057 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.14 and 1.11% and $0.11 and 0.86% for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

Invesco V.I. Managed Volatility Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference

Invesco V.I. Managed Volatility Fund

between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

M.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser at the annual rate of 0.60% of the Fund’s average daily net assets.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $1,640.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $4,443 for accounting and fund administrative services and was reimbursed $46,154 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. Managed Volatility Fund

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$19,203,712	$1,141,639	$–	$20,345,351

U.S. Dollar Denominated Bonds & Notes	–	7,847,793	–	7,847,793

U.S. Treasury Securities	–	1,630,486	–	1,630,486

Preferred Stocks	84,968	–	–	84,968

Money Market Funds	1,294,949	–	–	1,294,949

Total Investments in Securities	20,583,629	10,619,918	–	31,203,547

Other Investments - Assets*

Forward Foreign Currency Contracts	–	796	–	796

Other Investments - Liabilities*

Futures Contracts	(35,368)	–	–	(35,368)

Forward Foreign Currency Contracts	–	(12,000)	–	(12,000)

	(35,368)	(12,000)	–	(47,368)

Total Other Investments	(35,368)	(11,204)	–	(46,572)

Total Investments	$20,548,261	$10,608,714	$–	$31,156,975

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

	Value
	Currency	Equity
Derivative Assets	Risk	Risk	Total

Unrealized appreciation on forward foreign currency contracts outstanding	$796	$-	$796

Derivatives not subject to master netting agreements	-	-	-

Total Derivative Assets subject to master netting agreements	$796	$-	$796

	Value
	Currency	Equity
Derivative Liabilities	Risk	Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(35,368)	$(35,368)

Unrealized depreciation on forward foreign currency contracts outstanding	(12,000)	-	(12,000)

Total Derivative Liabilities	(12,000)	(35,368)	(47,368)

Derivatives not subject to master netting agreements	-	35,368	35,368

Total Derivative Liabilities subject to master netting agreements	$(12,000)	$-	$(12,000)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Invesco V.I. Managed Volatility Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Bank of New York Mellon (The)	$ -	$(11,601)	$(11,601)	$-	$-	$(11,601)

State Street Bank & Trust Co.	796	(399)	397	-	-	397

Total	$796	$(12,000)	$(11,204)	$-	$-	$(11,204)

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Currency	Equity
	Risk	Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(73,949)	$-	$(73,949)

Futures contracts	-	(2,926,763)	(2,926,763)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	21,786	-	21,786

Futures contracts	-	(35,368)	(35,368)

Total	$(52,163)	$(2,962,131)	$(3,014,294)

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures
	Contracts	Contracts

Average notional value	$1,614,916	$9,376,707

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$634,855	$514,166

Long-term capital gain	690,388	1,446,125

Total distributions	$1,325,243	$1,960,291

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Managed Volatility Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$491,902

Net unrealized appreciation - investments	6,181,006

Net unrealized appreciation - foreign currencies	615

Temporary book/tax differences	(52,489)

Capital loss carryforward	(2,516,642)

Shares of beneficial interest	27,098,950

Total net assets	$31,203,342

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and grantor trust adjustments.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$856,943	$1,659,699	$2,516,642

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $9,588,445 and $14,907,885, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $18,845,092 and $20,168,743, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$6,442,593

Aggregate unrealized (depreciation) of investments	(261,587)

Net unrealized appreciation of investments	$6,181,006

    Cost of investments for tax purposes is $24,975,969.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of contingent payment debt instruments adjustments, grantor trusts and foreign currency transactions, on December 31, 2020, undistributed net investment income was increased by $96,968 and undistributed net realized gain (loss) was decreased by $96,968. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	173,050	$1,946,065	262,050	$3,173,461

Series II	8,311	92,914	2,709	32,332

Issued as reinvestment of dividends:
Series I	117,399	1,284,342	161,687	1,896,583

Series II	3,780	40,901	5,492	63,708

Invesco V.I. Managed Volatility Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(560,998)	$(6,281,992)	(688,807)	$(8,260,208)

Series II	(29,512)	(311,534)	(12,075)	(143,992)

Net increase (decrease) in share activity	(287,970)	$(3,229,304)	(268,944)	$(3,238,116)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco V.I. Equity and Income Fund (the “Acquiring Fund”).

    The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2021. The reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

Invesco V.I. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Managed Volatility Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,127.70	$6.36	$1,019.15	$6.04	1.19%
Series II	1,000.00	1,125.60	7.69	1,017.90	7.30	1.44

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Managed Volatility Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$690,388
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	71.62%
Business Interest Income*	25.45%
U.S. Treasury Obligations*	6.02%

                 *   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Managed Volatility Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Managed Volatility Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Mid Cap Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIMCCE-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco V.I. Mid
Cap Core Equity Fund (the Fund) underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	9.25%
Series II Shares	8.94
S&P 500 Index▼ (Broad Market Index)	18.40
Russell Midcap Index▼ (Style-Specific Index)	17.10
Lipper VUF Mid-Cap Core Funds Index∎ (Peer Group Index)	11.26

Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    During the year, stock selection in the consumer discretionary and communication services sectors were the largest contributors to the Fund’s performance versus its style-specific benchmark, the Russell Midcap Index. This was offset by weaker stock selection in the information technology (IT) and energy sectors.

    The largest individual contributors to the Fund’s performance relative to the style-specific benchmark during the year included

T-Mobile, BJ’s Wholesale Club and Dexcom. T-Mobile performed well after the company won approval from a federal judge that allowed the company to merge with Sprint (not owned). Uncertainty about the merger being closed had been an overhang for the stock prior the deal being approved. BJ’s Wholesale Club benefited from being deemed an essential retailer during the pandemic. Dexcom is a pure play diabetes company focused on Continuous Glucose Monitoring (CGM) technology. The company benefited from increasing awareness of the benefits of CGM technology, its pump partnerships, opportunities for tele-health and the need for better glucose management in the hospital setting. We exited our holdings in T-Mobile and Dexcom.

    The largest individual detractors from the Fund’s performance relative to the style-specific benchmark during the year included Noble Energy, Schlumberger and Diamond-back Energy. Noble Energy and Diamond-back Energy are exploration and production companies in the energy sector and Schlumberger is an energy services company. The energy sector experienced significant negative returns despite the style-specific benchmark producing positive total returns during the year. We exited our holdings in Noble Energy and Diamondback Energy.

    We continue to maintain our discipline around valuation and focus on companies which we believe have competitive advantages and skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term performance.

    We thank you for your continued investment in Invesco V.I. Mid Cap Core Equity Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

Portfolio manager(s):

Raymond Anello (Co-Lead)

Joy Budzinski

Belinda Cavazos (Co-Lead)

Magnus Krantz

Kristin Ketner Pak

Raman Vardharaj

Adam Weiner

Matthew P. Ziehl

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no

Invesco V.I. Mid Cap Core Equity Fund

representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (9/10/01)	7.56%
10 Years	7.81
5 Years	9.60
1 Year	9.25

Series II Shares
Inception (9/10/01)	7.30%
10 Years	7.55
5 Years	9.33
1 Year	8.94

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Mid Cap Core Equity Fund

Supplemental Information

Invesco V.I. Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Mid Cap Core Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	20.14%
Industrials	15.33
Health Care	12.90
Financials	10.90
Consumer Discretionary	9.83
Real Estate	6.88
Consumer Staples	5.66
Utilities	5.08
Communication Services	4.46
Materials	4.28
Energy	3.83
Money Market Funds Plus Other Assets Less Liabilities	0.71

Top 10 Equity Holdings*

% of total net assets
1. Keysight Technologies, Inc.	2.55%
2. Fiserv, Inc.	2.51
3. Republic Services, Inc.	2.31
4. Synopsys, Inc.	2.20
5. CACI International, Inc., Class A	2.15
6. Alexandria Real Estate Equities, Inc.	2.11
7. Stanley Black & Decker, Inc.	2.10
8. Liberty Broadband Corp., Class C	2.03
9. Lamar Advertising Co., Class A	1.96
10. PNC Financial Services Group, Inc. (The)	1.84

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–99.29%
Apparel Retail–1.34%
Ross Stores, Inc.	26,331	$3,233,710

Application Software–4.92%
Manhattan Associates, Inc.(b)	29,985	3,153,822

Paylocity Holding Corp.(b)	9,419	1,939,466

Q2 Holdings, Inc.(b)	11,811	1,494,446

Synopsys, Inc.(b)	20,475	5,307,939

		11,895,673

Asset Management & Custody Banks–0.96%
Northern Trust Corp.	24,834	2,313,039

Auto Parts & Equipment–1.26%
Visteon Corp.(b)	24,259	3,044,990

Automotive Retail–1.59%
O’Reilly Automotive, Inc.(b)	8,521	3,856,349

Biotechnology–1.97%
Neurocrine Biosciences, Inc.(b)	24,091	2,309,122

Seagen, Inc.(b)	14,010	2,453,712

		4,762,834

Building Products–1.77%
Trane Technologies PLC	29,456	4,275,833

Cable & Satellite–2.03%
Liberty Broadband Corp., Class C(b)	30,952	4,901,868

Communications Equipment–1.06%
Motorola Solutions, Inc.	15,108	2,569,266

Construction Materials–1.51%
Vulcan Materials Co.	24,643	3,654,803

Data Processing & Outsourced Services–2.51%
Fiserv, Inc.(b)	53,232	6,060,996

Distillers & Vintners–1.63%
Constellation Brands, Inc., Class A	18,020	3,947,281

Diversified Chemicals–1.63%
Eastman Chemical Co.	39,332	3,944,213

Diversified Support Services–0.87%
Cintas Corp.	5,954	2,104,501

Electric Utilities–0.85%
Eversource Energy	23,656	2,046,481

Electrical Components & Equipment–2.15%
Hubbell, Inc.	16,382	2,568,533

Rockwell Automation, Inc.	10,475	2,627,235

		5,195,768

Electronic Equipment & Instruments–2.55%
Keysight Technologies, Inc.(b)	46,634	6,159,885

Environmental & Facilities Services–2.31%
Republic Services, Inc.	57,902	5,575,963

	Shares	Value

Financial Exchanges & Data–2.55%
Intercontinental Exchange, Inc.	29,842	$3,440,484

Tradeweb Markets, Inc., Class A	43,640	2,725,318

		6,165,802

Gas Utilities–1.88%
Atmos Energy Corp.	26,007	2,481,848

Southwest Gas Holdings, Inc.	33,869	2,057,542

		4,539,390

General Merchandise Stores–1.75%
Dollar General Corp.	7,664	1,611,739

Target Corp.	14,825	2,617,057

		4,228,796

Gold–0.42%
Franco-Nevada Corp. (Canada)	8,027	1,006,024

Health Care Equipment–4.77%
Boston Scientific Corp.(b)	70,057	2,518,549

Hill-Rom Holdings, Inc.	31,809	3,116,328

STERIS PLC	9,478	1,796,460

Teleflex, Inc.	9,965	4,101,295

		11,532,632

Health Care Facilities–1.33%
HCA Healthcare, Inc.	19,573	3,218,976

Health Care Services–2.41%
Guardant Health, Inc.(b)	11,955	1,540,760

LHC Group, Inc.(b)	20,047	4,276,426

		5,817,186

Health Care Technology–0.21%
American Well Corp., Class A(b)(c)	19,583	496,037

Homebuilding–1.30%
D.R. Horton, Inc.	45,764	3,154,055

Hotels, Resorts & Cruise Lines–0.54%
Airbnb, Inc., Class A(b)(c)	8,834	1,296,831

Human Resource & Employment Services–1.63%
ASGN, Inc.(b)	22,851	1,908,744

Korn Ferry	46,731	2,032,799

		3,941,543

Hypermarkets & Super Centers–1.33%
BJ’s Wholesale Club Holdings, Inc.(b)	86,166	3,212,268

Industrial Machinery–4.39%
Evoqua Water Technologies Corp.(b)	85,507	2,306,979

ITT, Inc.	41,788	3,218,511

Stanley Black & Decker, Inc.	28,464	5,082,532

		10,608,022

Industrial REITs–1.20%
Duke Realty Corp.	72,709	2,906,179

Insurance Brokers–1.63%
Arthur J. Gallagher & Co.	31,919	3,948,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value

Interactive Home Entertainment–1.37%
Zynga, Inc., Class A(b)	336,821	$3,324,423

Interactive Media & Services–1.06%
Snap, Inc., Class A(b)	50,985	2,552,819

Investment Banking & Brokerage–1.15%
Raymond James Financial, Inc.	29,077	2,781,797

IT Consulting & Other Services–4.37%
Amdocs Ltd.	29,965	2,125,417

CACI International, Inc., Class A(b)	20,806	5,187,560

KBR, Inc.	105,315	3,257,393

		10,570,370

Managed Health Care–0.66%
Humana, Inc.	3,898	1,599,233

Metal & Glass Containers–0.72%
Silgan Holdings, Inc.	47,191	1,749,842

Multi-Utilities–2.35%
CMS Energy Corp.	43,212	2,636,364

Public Service Enterprise Group, Inc.	52,415	3,055,795

		5,692,159

Office REITs–2.11%
Alexandria Real Estate Equities, Inc.	28,680	5,111,350

Oil & Gas Equipment & Services–0.81%
Schlumberger Ltd.	90,182	1,968,673

Oil & Gas Refining & Marketing–0.85%
Valero Energy Corp.	36,503	2,064,975

Oil & Gas Storage & Transportation–2.16%
Magellan Midstream Partners L.P.	89,760	3,809,415

Shell Midstream Partners L.P.	139,815	1,409,335

		5,218,750

Packaged Foods & Meats–1.41%
Conagra Brands, Inc.	94,221	3,416,453

Pharmaceuticals–1.55%
Catalent, Inc.(b)	36,085	3,755,366

Railroads–0.77%
Canadian Pacific Railway Ltd. (Canada)	5,383	1,866,232

Regional Banks–3.99%
East West Bancorp, Inc.	40,987	2,078,451

PNC Financial Services Group, Inc. (The)	29,827	4,444,223

SVB Financial Group(b)	8,087	3,136,381

		9,659,055

Residential REITs–1.06%
American Homes 4 Rent, Class A	85,135	2,554,050

Restaurants–0.77%
Wendy’s Co. (The)	84,385	1,849,719

Investment Abbreviations:

REIT – Real Estate Investment Trust

	Shares	Value

Semiconductor Equipment–3.28%
KLA Corp.	15,736	$4,074,208

MKS Instruments, Inc.	25,605	3,852,272

		7,926,480

Semiconductors–1.46%
Analog Devices, Inc.	23,852	3,523,656

Soft Drinks–1.29%
Coca-Cola European Partners PLC (United Kingdom)	62,472	3,112,980

Specialized REITs–2.51%
Equinix, Inc.	1,857	1,326,232

Lamar Advertising Co., Class A	57,058	4,748,367

		6,074,599

Specialty Stores–1.29%
Tractor Supply Co.	22,116	3,109,067

Thrifts & Mortgage Finance–0.61%
Rocket Cos., Inc., Class A(b)	73,309	1,482,308

Trading Companies & Distributors–1.44%
Fastenal Co.	71,387	3,485,827

Total Common Stocks & Other Equity Interests (Cost $182,186,733)		240,066,076

Money Market Funds–0.83%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	664,176	664,176

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)(e)	585,073	585,249

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	759,058	759,058

Total Money Market Funds (Cost $2,008,310)		2,008,483

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $184,195,043)		242,074,559

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.77%
Invesco Private Government Fund, 0.02%(d)(e)(f)	743,763	743,763

Invesco Private Prime Fund, 0.12%(d)(e)(f)	1,115,310	1,115,645

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,859,408)		1,859,408

TOTAL INVESTMENTS IN SECURITIES–100.89% (Cost $186,054,451)		243,933,967

OTHER ASSETS LESS LIABILITIES–(0.89)%		(2,156,120)

NET ASSETS–100.00%		$241,777,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,051,777	$24,803,151	$(25,190,752)	$-	$-	$664,176	$6,709

Invesco Liquid Assets Portfolio, Institutional Class	401,834	18,095,444	(17,912,009)	167	(187)	585,249	6,027

Invesco Treasury Portfolio, Institutional Class	1,202,031	28,346,458	(28,789,431)	-	-	759,058	7,330

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	674,953	5,029,273	(5,704,226)	-	-	-	2,822*

Invesco Liquid Assets Portfolio, Institutional Class	224,984	1,723,466	(1,948,062)	21	(409)	-	1,172*

Invesco Private Government Fund	-	10,661,618	(9,917,855)	-	-	743,763	117*

Invesco Private Prime Fund	-	7,029,340	(5,913,729)	-	34	1,115,645	302*

Total	$3,555,579	$95,688,750	$(95,376,064)	$188	$(562)	$3,867,891	$24,479

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $182,186,733)*	$240,066,076

Investments in affiliated money market funds, at value (Cost $3,867,718)	3,867,891

Receivable for:
Fund shares sold	5,189

Dividends	181,325

Investment for trustee deferred compensation and retirement plans	130,501

Total assets	244,250,982

Liabilities:
Payable for:
Investments purchased	65,884

Fund shares reacquired	99,360

Amount due custodian	140,619

Collateral upon return of securities loaned	1,859,408

Accrued fees to affiliates	123,413

Accrued other operating expenses	44,275

Trustee deferred compensation and retirement plans	140,176

Total liabilities	2,473,135

Net assets applicable to shares outstanding	$241,777,847

Net assets consist of:
Shares of beneficial interest	$188,713,021

Distributable earnings	53,064,826

$241,777,847

Net Assets:
Series I	$150,989,638

Series II	$90,788,209

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	14,283,054

Series II	8,866,245

Series I:
Net asset value per share	$10.57

Series II:
Net asset value per share	$10.24

*	At December 31, 2020, securities with an aggregate value of $1,771,553 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $6,403)	$3,058,416

Dividends from affiliated money market funds (includes securities lending income of $44,264)	64,330

Total investment income	3,122,746

Expenses:
Advisory fees	1,583,679

Administrative services fees	358,782

Custodian fees	6,475

Distribution fees - Series II	200,296

Transfer agent fees	36,492

Trustees’ and officers’ fees and benefits	23,180

Reports to shareholders	10,909

Professional services fees	38,173

Other	3,409

Total expenses	2,261,395

Less: Fees waived	(3,854)

Net expenses	2,257,541

Net investment income	865,205

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:

Unaffiliated investment securities	(5,497,827)

Affiliated investment securities	(562)

Foreign currencies	198

(5,498,191)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	24,445,576

Affiliated investment securities	188

Foreign currencies	(86)

24,445,678

Net realized and unrealized gain	18,947,487

Net increase in net assets resulting from operations	$19,812,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$865,205	$1,487,761

Net realized gain (loss)	(5,498,191)	45,992,201

Change in net unrealized appreciation	24,445,678	5,912,021

Net increase in net assets resulting from operations	19,812,692	53,391,983

Distributions to shareholders from distributable earnings:
Series I	(28,871,670)	(17,475,575)

Series II	(17,431,471)	(9,551,503)

Total distributions from distributable earnings	(46,303,141)	(27,027,078)

Share transactions–net:
Series I	9,496,489	(7,906,038)

Series II	11,755,405	8,650,685

Net increase in net assets resulting from share transactions	21,251,894	744,647

Net increase (decrease) in net assets	(5,238,555)	27,109,552

Net assets:
Beginning of year	247,016,402	219,906,850

End of year	$241,777,847	$247,016,402

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$12.18	$0.05	$0.80	$0.85	$(0.08)	$(2.38)	$(2.46)	$10.57	9.25%	$150,990	0.94	%(d)	0.94	%(d)	0.49	%(d)	75%
Year ended 12/31/19	10.97	0.09	2.57	2.66	(0.06)	(1.39)	(1.45)	12.18	25.28	157,959	0.93		0.94		0.70		114
Year ended 12/31/18	14.41	0.06	(1.39)	(1.33)	(0.07)	(2.04)	(2.11)	10.97	(11.35)	148,078	0.91		0.94		0.46		27
Year ended 12/31/17	12.87	0.05	1.85	1.90	(0.07)	(0.29)	(0.36)	14.41	14.92	192,277	0.94		0.96		0.37		45
Year ended 12/31/16	12.12	0.07	1.54	1.61	(0.01)	(0.85)	(0.86)	12.87	13.43	195,464	0.98		1.00		0.57		29
Series II
Year ended 12/31/20	11.88	0.02	0.78	0.80	(0.06)	(2.38)	(2.44)	10.24	8.94	90,788	1.19	(d)	1.19	(d)	0.24	(d)	75
Year ended 12/31/19	10.72	0.05	2.53	2.58	(0.03)	(1.39)	(1.42)	11.88	25.04	89,057	1.18		1.19		0.45		114
Year ended 12/31/18	14.11	0.03	(1.36)	(1.33)	(0.02)	(2.04)	(2.06)	10.72	(11.60)	71,829	1.16		1.19		0.21		27
Year ended 12/31/17	12.61	0.02	1.81	1.83	(0.04)	(0.29)	(0.33)	14.11	14.65	141,120	1.19		1.21		0.12		45
Year ended 12/31/16	11.91	0.04	1.51	1.55	-	(0.85)	(0.85)	12.61	13.16	130,118	1.23		1.25		0.32		29

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $138,320 and $80,118 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. Mid Cap Core Equity Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

Invesco V.I. Mid Cap Core Equity Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.725%

Next $500 million	0.700%

Next $500 million	0.675%

Over $1.5 billion	0.650%

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.725%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $3,854.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $31,347 for accounting and fund administrative services and was reimbursed $327,435 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    For the year ended December 31, 2020, the Fund incurred $718 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Invesco V.I. Mid Cap Core Equity Fund

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$240,066,076	$–	$–	$240,066,076

Money Market Funds	2,008,483	1,859,408	–	3,867,891

Total Investments	$242,074,559	$1,859,408	$–	$243,933,967

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $509,773.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$1,379,795	$944,716

Long-term capital gain	44,923,346	26,082,362

Total distributions	$46,303,141	$27,027,078

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Mid Cap Core Equity Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$826,709

Net unrealized appreciation – investments	57,443,142

Net unrealized appreciation - foreign currencies	10

Temporary book/tax differences	(747,065)

Capital loss carryforward	(4,457,970)

Shares of beneficial interest	188,713,021

Total net assets	$241,777,847

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$4,457,970	$–	$4,457,970

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $162,538,393 and $186,745,226, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$62,003,035

Aggregate unrealized (depreciation) of investments	(4,559,893)

Net unrealized appreciation of investments	$57,443,142

    Cost of investments for tax purposes is $186,490,825.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2020, undistributed net investment income was decreased by $283,254 and undistributed net realized gain (loss) was increased by $283,254. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	650,434	$6,303,263	261,011	$3,199,054

Series II	1,003,597	10,172,288	1,214,662	14,406,495

Issued as reinvestment of dividends:
Series I	3,035,927	28,871,668	1,542,416	17,475,575

Series II	1,890,615	17,431,471	864,389	9,551,503

Reacquired:
Series I	(2,371,419)	(25,678,442)	(2,338,334)	(28,580,667)

Series II	(1,527,486)	(15,848,354)	(1,281,486)	(15,307,313)

Net increase in share activity	2,681,668	$21,251,894	262,658	$744,647

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

Effective on or about April 30, 2021, the name of the Fund and all references thereto will change from Invesco V.I. Mid Cap Core Equity Fund to Invesco V.I.Main Street Mid Cap Fund.

Invesco V.I. Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Mid Cap Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Mid Cap Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,229.80	$5.27	$1,020.41	$4.77	0.94%
Series II	1,000.00	1,229.10	6.67	1,019.15	6.04	1.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$44,923,346
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Mid Cap Core Equity Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. S&P 500 Index Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	MS-VISPI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco V.I. S&P 500 Index Fund (the Fund) underperformed the S&P 500 Index, the Fund’s broad market/style-specific benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	17.99%
Series II Shares	17.70
S&P 500 Index▼ (Broad Market/Style-Specific Index)	18.40
Lipper VUF S&P 500 Funds Index∎ (Peer Group Index)	16.70
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%2, a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    The Invesco S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index. During the year, the information technology (IT), consumer discretionary, communication services, health care, consumer staples, materials, consumer staples and industrials sectors contributed the most to the Fund’s overall performance. Market sectors delivering negative overall returns for the Fund included energy, financials, real estate and utilities.

Leading contributors to the Fund’s performance for the year included Apple, Amazon-.com,

Microsoft and NVIDIA. Apple and Amazon repeatedly delivered strong earnings and increased revenue growth during the year. The top detractor from the Fund’s performance for the year was Exxon Mobil.The stock’s negative return was associated with the lack of travel during the pandemic. Another detractor from Fund performance was Wells Fargo which was also adversely impacted by the economic impact of the pandemic.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the year, the Fund invested in S&P 500 futures contracts, which generated a positive return and were a slight contributor to Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco V.I. S&P 500 Index Fund

1	Source: US Federal Reserve

2	Source: US Bureau of Economic Analysis

3	Source: Lipper Inc.

Portfolio manager(s):

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee

future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (5/18/98)	7.21%
10 Years	13.46
5 Years	14.72
1 Year	17.99

Series II Shares
Inception (6/5/00)	6.12%
10 Years	13.18
5 Years	14.45
1 Year	17.70

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Series S&P 500 Index Portfolio advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class X shares and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. S&P 500 Index Fund

Supplemental Information

Invesco V.I. S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Lipper VUF S&P 500 Funds Index is an unmanaged index considered representative of S&P 500 variable insurance underlying funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. S&P 500 Index Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	27.21%
Health Care	13.29
Consumer Discretionary	12.55
Communication Services	10.62
Financials	10.31
Industrials	8.31
Consumer Staples	6.43
Utilities	2.73
Materials	2.60
Real Estate	2.38
Energy	2.26
Money Market Funds Plus Other Assets Less Liabilities	1.31

Top 10 Equity Holdings*

		% of total net assets
1.	Apple, Inc.	6.60%
2.	Microsoft Corp.	5.23
3.	Amazon.com, Inc.	4.32
4.	Facebook, Inc., Class A	2.04
5.	Tesla, Inc.	1.67
6.	Alphabet, Inc., Class A	1.64
7.	Alphabet, Inc., Class C	1.58
8.	Berkshire Hathaway, Inc., Class B	1.40
9.	Johnson & Johnson	1.29
10.	JPMorgan Chase & Co.	1.20

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests-98.69%
Advertising-0.07%
Interpublic Group of Cos., Inc. (The)	1,132	$26,625

Omnicom Group, Inc.	624	38,919

		65,544

Aerospace & Defense-1.59%
Boeing Co. (The)	1,518	324,943

General Dynamics Corp.	665	98,965

Howmet Aerospace, Inc.	1,140	32,536

Huntington Ingalls Industries, Inc.	117	19,946

L3Harris Technologies, Inc.	601	113,601

Lockheed Martin Corp.	704	249,906

Northrop Grumman Corp.	444	135,296

Raytheon Technologies Corp.	4,344	310,639

Teledyne Technologies, Inc.(b)	107	41,942

Textron, Inc.	662	31,995

TransDigm Group, Inc.(b)	157	97,159

		1,456,928

Agricultural & Farm Machinery-0.26%
Deere & Co.	897	241,338

Agricultural Products-0.09%
Archer-Daniels-Midland Co.	1,613	81,311

Air Freight & Logistics-0.66%
C.H. Robinson Worldwide, Inc.	391	36,703

Expeditors International of Washington, Inc.	487	46,319

FedEx Corp.	691	179,398

United Parcel Service, Inc., Class B	2,046	344,546

		606,966

Airlines-0.26%
Alaska Air Group, Inc.	358	18,616

American Airlines Group, Inc.	1,746	27,534

Delta Air Lines, Inc.	1,852	74,469

Southwest Airlines Co.	1,713	79,843

United Airlines Holdings, Inc.(b)	844	36,503

		236,965

Alternative Carriers-0.03%
CenturyLink, Inc.	2,868	27,963

Apparel Retail-0.43%
Gap, Inc. (The)	596	12,033

L Brands, Inc.	678	25,215

Ross Stores, Inc.	1,019	125,143

TJX Cos., Inc. (The)	3,434	234,508

		396,899

Apparel, Accessories & Luxury Goods-0.19%
Hanesbrands, Inc.	1,011	14,741

PVH Corp.	206	19,341

Ralph Lauren Corp.	139	14,420

Tapestry, Inc.	802	24,926

Under Armour, Inc., Class A(b)	547	9,392

Under Armour, Inc., Class C(b)	564	8,392

	Shares	Value
Apparel, Accessories & Luxury Goods-(continued)
VF Corp.	927	$79,175

		170,387

Application Software-2.42%
Adobe, Inc.(b)	1,373	686,665

ANSYS, Inc.(b)	249	90,586

Autodesk, Inc.(b)	629	192,059

Cadence Design Systems, Inc.(b)	798	108,871

Citrix Systems, Inc.	358	46,576

Intuit, Inc.	752	285,647

Paycom Software, Inc.(b)	142	64,219

salesforce.com, inc.(b)	2,617	582,361

Synopsys, Inc.(b)	441	114,325

Tyler Technologies, Inc.(b)	117	51,073

		2,222,382

Asset Management & Custody Banks-0.79%
Ameriprise Financial, Inc.	337	65,489

Bank of New York Mellon Corp. (The)	2,331	98,928

BlackRock, Inc.	406	292,945

Franklin Resources, Inc.	777	19,417

Invesco Ltd.(c)	1,117	19,469

Northern Trust Corp.	604	56,257

State Street Corp.	1,023	74,454

T. Rowe Price Group, Inc.	648	98,101

		725,060

Auto Parts & Equipment-0.14%
Aptiv PLC	773	100,714

BorgWarner, Inc.	709	27,396

		128,110

Automobile Manufacturers-1.94%
Ford Motor Co.	11,175	98,228

General Motors Co.	3,603	150,029

Tesla, Inc.(b)	2,169	1,530,598

		1,778,855

Automotive Retail-0.27%
Advance Auto Parts, Inc.	201	31,659

AutoZone, Inc.(b)	66	78,239

CarMax, Inc.(b)	473	44,680

O’Reilly Automotive, Inc.(b)	207	93,682

		248,260

Biotechnology-1.86%
AbbVie, Inc.	5,049	541,000

Alexion Pharmaceuticals, Inc.(b)	626	97,806

Amgen, Inc.	1,665	382,817

Biogen, Inc.(b)	440	107,739

Gilead Sciences, Inc.	3,585	208,862

Incyte Corp.(b)	540	46,969

Regeneron Pharmaceuticals, Inc.(b)	301	145,416

Vertex Pharmaceuticals, Inc.(b)	744	175,837

		1,706,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Brewers-0.03%
Molson Coors Beverage Co., Class B	545	$24,629

Broadcasting-0.15%
Discovery, Inc., Class A(b)	465	13,992

Discovery, Inc., Class C(b)	843	22,078

Fox Corp., Class A	998	29,062

Fox Corp., Class B	454	13,112

ViacomCBS, Inc., Class B	1,636	60,957

		139,201

Building Products-0.45%
A.O. Smith Corp.	393	21,544

Allegion PLC	267	31,073

Carrier Global Corp.	2,330	87,888

Fortune Brands Home & Security, Inc.	401	34,374

Johnson Controls International PLC	2,070	96,441

Masco Corp.	759	41,692

Trane Technologies PLC	694	100,741

		413,753

Cable & Satellite-1.07%
Charter Communications, Inc., Class A(b)	417	275,866

Comcast Corp., Class A	13,057	684,187

DISH Network Corp., Class A(b)	716	23,156

		983,209

Casinos & Gaming-0.14%
Las Vegas Sands Corp.	954	56,859

MGM Resorts International	1,189	37,465

Wynn Resorts Ltd.	281	31,705

		126,029

Commodity Chemicals-0.20%
Dow, Inc.	2,121	117,716

LyondellBasell Industries N.V., Class A	746	68,378

		186,094

Communications Equipment-0.79%
Arista Networks, Inc.(b)	159	46,201

Cisco Systems, Inc.	12,084	540,759

F5 Networks, Inc.(b)	177	31,141

Juniper Networks, Inc.	963	21,677

Motorola Solutions, Inc.	485	82,479

		722,257

Computer & Electronics Retail-0.07%
Best Buy Co., Inc.	669	66,759

Construction & Engineering-0.08%
Jacobs Engineering Group, Inc.	378	41,187

Quanta Services, Inc.	401	28,880

		70,067

Construction Machinery & Heavy Trucks-0.55%
Caterpillar, Inc.	1,554	282,859

Cummins, Inc.	428	97,199

PACCAR, Inc.	1,005	86,711

Wabtec Corp.	519	37,991

		504,760

Construction Materials-0.12%
Martin Marietta Materials, Inc.	180	51,115

	Shares	Value
Construction Materials-(continued)
Vulcan Materials Co.	384	$56,951

		108,066

Consumer Electronics-0.06%
Garmin Ltd.	433	51,813

Consumer Finance-0.53%
American Express Co.	1,865	225,497

Capital One Financial Corp.	1,308	129,296

Discover Financial Services	889	80,481

Synchrony Financial	1,577	54,738

		490,012

Copper-0.12%
Freeport-McMoRan, Inc.	4,155	108,113

Data Processing & Outsourced Services-4.18%
Automatic Data Processing, Inc.	1,227	216,197

Broadridge Financial Solutions, Inc.	334	51,169

Fidelity National Information Services, Inc.	1,775	251,092

Fiserv, Inc.(b)	1,592	181,265

FleetCor Technologies, Inc.(b)	238	64,934

Global Payments, Inc.	857	184,615

Jack Henry & Associates, Inc.	222	35,962

Mastercard, Inc., Class A	2,516	898,061

Paychex, Inc.	915	85,260

PayPal Holdings, Inc.(b)	3,351	784,804

Visa, Inc., Class A	4,850	1,060,840

Western Union Co. (The)	1,193	26,174

		3,840,373

Distillers & Vintners-0.16%
Brown-Forman Corp., Class B	530	42,098

Constellation Brands, Inc., Class A	488	106,896

		148,994

Distributors-0.12%
Genuine Parts Co.	418	41,980

LKQ Corp.(b)	813	28,650

Pool Corp.	116	43,210

		113,840

Diversified Banks-2.91%
Bank of America Corp.	21,770	659,849

Citigroup, Inc.	5,954	367,124

JPMorgan Chase & Co.	8,717	1,107,669

U.S. Bancorp	3,920	182,633

Wells Fargo & Co.	11,824	356,848

		2,674,123

Diversified Chemicals-0.04%
Eastman Chemical Co.	393	39,410

Diversified Support Services-0.18%
Cintas Corp.	252	89,072

Copart, Inc.(b)	599	76,223

		165,295

Drug Retail-0.09%
Walgreens Boots Alliance, Inc.	2,056	81,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Electric Utilities-1.74%
Alliant Energy Corp.	725	$37,359

American Electric Power Co., Inc.	1,420	118,243

Duke Energy Corp.	2,105	192,734

Edison International	1,098	68,976

Entergy Corp.	581	58,007

Evergy, Inc.	658	36,526

Eversource Energy	995	86,078

Exelon Corp.	2,791	117,836

FirstEnergy Corp.	1,574	48,180

NextEra Energy, Inc.	5,602	432,194

NRG Energy, Inc.	709	26,623

Pinnacle West Capital Corp.	326	26,064

PPL Corp.	2,232	62,942

Southern Co. (The)	3,021	185,580

Xcel Energy, Inc.	1,504	100,272

		1,597,614

Electrical Components & Equipment-0.48%
AMETEK, Inc.	667	80,667

Eaton Corp. PLC	1,140	136,960

Emerson Electric Co.	1,711	137,513

Rockwell Automation, Inc.	336	84,272

		439,412

Electronic Components-0.21%
Amphenol Corp., Class A	856	111,939

Corning, Inc.	2,209	79,524

		191,463

Electronic Equipment & Instruments-0.17%
FLIR Systems, Inc.	380	16,656

Keysight Technologies, Inc.(b)	530	70,008

Vontier Corp.(b)	391	13,059

Zebra Technologies Corp., Class A(b)	155	59,571

		159,294

Electronic Manufacturing Services-0.15%
IPG Photonics Corp.(b)	103	23,051

TE Connectivity Ltd.	947	114,653

		137,704

Environmental & Facilities Services-0.23%
Republic Services, Inc.	610	58,743

Rollins, Inc.	642	25,083

Waste Management, Inc.	1,113	131,256

		215,082

Fertilizers & Agricultural Chemicals-0.19%
CF Industries Holdings, Inc.	621	24,039

Corteva, Inc.	2,131	82,512

FMC Corp.	376	43,214

Mosaic Co. (The)	1,002	23,056

		172,821

Financial Exchanges & Data-1.06%
Cboe Global Markets, Inc.	315	29,333

CME Group, Inc., Class A	1,027	186,965

Intercontinental Exchange, Inc.	1,605	185,040

MarketAxess Holdings, Inc.	110	62,762

Moody’s Corp.	463	134,381

MSCI, Inc.	237	105,828

	Shares	Value
Financial Exchanges & Data-(continued)
Nasdaq, Inc.	333	$44,202

S&P Global, Inc.	689	226,495

		975,006

Food Distributors-0.12%
Sysco Corp.	1,457	108,197

Food Retail-0.08%
Kroger Co. (The)	2,215	70,348

Footwear-0.55%
NIKE, Inc., Class B	3,589	507,736

Gas Utilities-0.04%
Atmos Energy Corp.	357	34,068

General Merchandise Stores-0.51%
Dollar General Corp.	701	147,420

Dollar Tree, Inc.(b)	672	72,603

Target Corp.	1,432	252,791

		472,814

Gold-0.15%
Newmont Corp.	2,298	137,627

Health Care Distributors-0.21%
AmerisourceBergen Corp.	426	41,646

Cardinal Health, Inc.	849	45,473

Henry Schein, Inc.(b)	414	27,680

McKesson Corp.	459	79,829

		194,628

Health Care Equipment-3.48%
Abbott Laboratories	5,069	555,005

ABIOMED, Inc.(b)	130	42,146

Baxter International, Inc.	1,470	117,953

Becton, Dickinson and Co.	830	207,683

Boston Scientific Corp.(b)	4,095	147,215

Danaher Corp.	1,808	401,629

DexCom, Inc.(b)	277	102,412

Edwards Lifesciences Corp.(b)	1,783	162,663

Hologic, Inc.(b)	735	53,530

IDEXX Laboratories, Inc.(b)	247	123,468

Intuitive Surgical, Inc.(b)	337	275,700

Medtronic PLC	3,850	450,989

ResMed, Inc.	420	89,275

STERIS PLC	247	46,816

Stryker Corp.	936	229,358

Teleflex, Inc.	134	55,150

Varian Medical Systems, Inc.(b)	264	46,203

Zimmer Biomet Holdings, Inc.	601	92,608

		3,199,803

Health Care Facilities-0.17%
HCA Healthcare, Inc.	755	124,167

Universal Health Services, Inc., Class B	225	30,938

		155,105

Health Care REITs-0.19%
Healthpeak Properties, Inc.	1,563	47,250

Ventas, Inc.	1,083	53,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Health Care REITs-(continued)
Welltower, Inc.	1,211	$78,255

		178,615

Health Care Services-0.65%
Cigna Corp.	1,033	215,050

CVS Health Corp.	3,743	255,647

DaVita, Inc.(b)	218	25,593

Laboratory Corp. of America Holdings(b)	282	57,401

Quest Diagnostics, Inc.	390	46,476

		600,167

Health Care Supplies-0.28%
Align Technology, Inc.(b)	208	111,151

Cooper Cos., Inc. (The)	142	51,592

DENTSPLY SIRONA, Inc.	634	33,196

West Pharmaceutical Services, Inc.	213	60,345

		256,284

Health Care Technology-0.08%
Cerner Corp.	886	69,533

Home Furnishings-0.04%
Leggett & Platt, Inc.	384	17,011

Mohawk Industries, Inc.(b)	173	24,385

		41,396

Home Improvement Retail-1.26%
Home Depot, Inc. (The)	3,079	817,844

Lowe’s Cos., Inc.	2,095	336,268

		1,154,112

Homebuilding-0.21%
D.R. Horton, Inc.	961	66,232

Lennar Corp., Class A	797	60,755

NVR, Inc.(b)	9	36,719

PulteGroup, Inc.	779	33,591

		197,297

Hotel & Resort REITs-0.03%
Host Hotels & Resorts, Inc.	2,048	29,962

Hotels, Resorts & Cruise Lines-0.32%
Carnival Corp.	2,127	46,071

Hilton Worldwide Holdings, Inc.	805	89,564

Marriott International, Inc., Class A	761	100,391

Norwegian Cruise Line Holdings Ltd.(b)	800	20,344

Royal Caribbean Cruises Ltd.	517	38,615

		294,985

Household Appliances-0.04%
Whirlpool Corp.	180	32,488

Household Products-1.59%
Church & Dwight Co., Inc.	718	62,631

Clorox Co. (The)	366	73,903

Colgate-Palmolive Co.	2,452	209,670

Kimberly-Clark Corp.	973	131,190

Procter & Gamble Co. (The)	7,091	986,642

		1,464,036

Housewares & Specialties-0.03%
Newell Brands, Inc.	1,096	23,268

	Shares	Value
Human Resource & Employment Services-0.02%
Robert Half International, Inc.	332	$20,743

Hypermarkets & Super Centers-1.14%
Costco Wholesale Corp.	1,262	475,496

Walmart, Inc.	3,965	571,555

		1,047,051

Independent Power Producers & Energy Traders-0.05%
AES Corp. (The)	1,931	45,378

Industrial Conglomerates-1.21%
3M Co.	1,650	288,403

General Electric Co.(d)	25,050	270,540

Honeywell International, Inc.	2,007	426,889

Roper Technologies, Inc.	301	129,758

		1,115,590

Industrial Gases-0.62%
Air Products and Chemicals, Inc.	633	172,948

Linde PLC (United Kingdom)	1,502	395,792

		568,740

Industrial Machinery-0.83%
Dover Corp.	417	52,646

Flowserve Corp.	378	13,929

Fortive Corp.	978	69,262

IDEX Corp.	218	43,426

Illinois Tool Works, Inc.	824	167,997

Ingersoll Rand, Inc.(b)	1,077	49,068

Otis Worldwide Corp.	1,182	79,844

Parker-Hannifin Corp.	373	101,609

Pentair PLC	482	25,590

Snap-on, Inc.	158	27,040

Stanley Black & Decker, Inc.	463	82,673

Xylem, Inc.	522	53,135

		766,219

Industrial REITs-0.28%
Duke Realty Corp.	1,075	42,968

Prologis, Inc.	2,114	210,681

		253,649

Insurance Brokers-0.50%
Aon PLC, Class A	654	138,171

Arthur J. Gallagher & Co.	555	68,659

Marsh & McLennan Cos., Inc.	1,451	169,767

Willis Towers Watson PLC	374	78,794

		455,391

Integrated Oil & Gas-1.09%
Chevron Corp.	5,506	464,982

Exxon Mobil Corp.	12,091	498,391

Occidental Petroleum Corp.	2,431	42,080

		1,005,453

Integrated Telecommunication Services-1.39%
AT&T, Inc.(d)	20,378	586,071

Verizon Communications, Inc.	11,833	695,189

		1,281,260

Interactive Home Entertainment-0.43%
Activision Blizzard, Inc.	2,210	205,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Interactive Home Entertainment-(continued)
Electronic Arts, Inc.(b)	838	$120,337

Take-Two Interactive Software, Inc.(b)	332	68,986

		394,522

Interactive Media & Services-5.40%
Alphabet, Inc., Class A(b)	861	1,509,023

Alphabet, Inc., Class C(b)	830	1,454,061

Facebook, Inc., Class A(b)	6,875	1,877,975

Twitter, Inc.(b)	2,296	124,328

		4,965,387

Internet & Direct Marketing Retail-4.84%
Amazon.com, Inc.(b)	1,220	3,973,454

Booking Holdings, Inc.(b)	118	262,818

eBay, Inc.	1,872	94,068

Etsy, Inc.(b)	346	61,557

Expedia Group, Inc.	394	52,166

		4,444,063

Internet Services & Infrastructure-0.12%
Akamai Technologies, Inc.(b)	472	49,555

VeriSign, Inc.(b)	293	63,405

		112,960

Investment Banking & Brokerage-0.87%
Charles Schwab Corp. (The)	4,266	226,269

Goldman Sachs Group, Inc. (The)	985	259,754

Morgan Stanley	4,088	280,151

Raymond James Financial, Inc.	354	33,867

		800,041

IT Consulting & Other Services-1.11%
Accenture PLC, Class A	1,812	473,312

Cognizant Technology Solutions Corp., Class A	1,528	125,220

DXC Technology Co.	737	18,978

Gartner, Inc.(b)	259	41,489

International Business Machines Corp.	2,548	320,742

Leidos Holdings, Inc.	388	40,787

		1,020,528

Leisure Products-0.04%
Hasbro, Inc.	369	34,516

Life & Health Insurance-0.41%
Aflac, Inc.	1,869	83,114

Globe Life, Inc.	284	26,969

Lincoln National Corp.	527	26,513

MetLife, Inc.	2,187	102,680

Principal Financial Group, Inc.	741	36,761

Prudential Financial, Inc.	1,147	89,546

Unum Group	590	13,535

		379,118

Life Sciences Tools & Services-1.19%
Agilent Technologies, Inc.	875	103,679

Bio-Rad Laboratories, Inc., Class A(b)	62	36,142

Illumina, Inc.(b)	418	154,660

IQVIA Holdings, Inc.(b)	555	99,439

Mettler-Toledo International, Inc.(b)	69	78,638

PerkinElmer, Inc.	324	46,494

Thermo Fisher Scientific, Inc.	1,134	528,195

	Shares	Value
Life Sciences Tools & Services-(continued)
Waters Corp.(b)	179	$44,288

		1,091,535

Managed Health Care-1.56%
Anthem, Inc.	711	228,295

Centene Corp.(b)	1,659	99,590

Humana, Inc.	379	155,492

UnitedHealth Group, Inc.	2,713	951,395

		1,434,772

Metal & Glass Containers-0.10%
Ball Corp.	948	88,335

Movies & Entertainment-1.80%
Live Nation Entertainment, Inc.(b)	412	30,274

Netflix, Inc.(b)	1,264	683,482

Walt Disney Co. (The)(b)	5,178	938,150

		1,651,906

Multi-line Insurance-0.18%
American International Group, Inc.	2,464	93,287

Assurant, Inc.	172	23,430

Hartford Financial Services Group, Inc. (The)	1,040	50,939

		167,656

Multi-Sector Holdings-1.40%
Berkshire Hathaway, Inc., Class B(b)	5,565	1,290,357

Multi-Utilities-0.82%
Ameren Corp.	717	55,969

CenterPoint Energy, Inc.	1,582	34,235

CMS Energy Corp.	832	50,760

Consolidated Edison, Inc.	971	70,174

Dominion Energy, Inc.	2,333	175,442

DTE Energy Co.	559	67,868

NiSource, Inc.	1,111	25,486

Public Service Enterprise Group, Inc.	1,468	85,584

Sempra Energy	825	105,113

WEC Energy Group, Inc.	916	84,300

		754,931

Office REITs-0.14%
Alexandria Real Estate Equities, Inc.	340	60,595

Boston Properties, Inc.	411	38,852

SL Green Realty Corp.	212	12,631

Vornado Realty Trust	454	16,952

		129,030

Oil & Gas Equipment & Services-0.22%
Baker Hughes Co., Class A	1,906	39,740

Halliburton Co.	2,551	48,214

NOV, Inc.(b)	1,127	15,474

Schlumberger Ltd.	4,031	87,997

TechnipFMC PLC (United Kingdom)	1,226	11,524

		202,949

Oil & Gas Exploration & Production-0.46%
Apache Corp.	1,096	15,552

Cabot Oil & Gas Corp.	1,157	18,836

Concho Resources, Inc.	571	33,318

ConocoPhillips	3,055	122,169

Devon Energy Corp.	1,111	17,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Oil & Gas Exploration & Production-(continued)
Diamondback Energy, Inc.	458	$22,167

EOG Resources, Inc.	1,690	84,280

Hess Corp.	793	41,863

Marathon Oil Corp.	2,291	15,281

Pioneer Natural Resources Co.	477	54,326

		425,357

Oil & Gas Refining & Marketing-0.26%
HollyFrontier Corp.	433	11,193

Marathon Petroleum Corp.	1,889	78,129

Phillips 66	1,249	87,355

Valero Energy Corp.	1,184	66,979

		243,656

Oil & Gas Storage & Transportation-0.21%
Kinder Morgan, Inc.	5,568	76,115

ONEOK, Inc.	1,290	49,510

Williams Cos., Inc. (The)	3,524	70,656

		196,281

Packaged Foods & Meats-0.90%
Campbell Soup Co.	588	28,430

Conagra Brands, Inc.	1,418	51,417

General Mills, Inc.	1,749	102,841

Hershey Co. (The)	428	65,197

Hormel Foods Corp.	815	37,987

JM Smucker Co. (The)	331	38,264

Kellogg Co.	736	45,801

Kraft Heinz Co. (The)	1,881	65,195

Lamb Weston Holdings, Inc.	421	33,150

McCormick & Co., Inc.	718	68,641

Mondelez International, Inc., Class A	4,090	239,142

Tyson Foods, Inc., Class A	854	55,032

		831,097

Paper Packaging-0.26%
Amcor PLC	4,555	53,612

Avery Dennison Corp.	242	37,537

International Paper Co.	1,141	56,731

Packaging Corp. of America	275	37,925

Sealed Air Corp.	451	20,651

Westrock Co.	753	32,778

		239,234

Personal Products-0.19%
Estee Lauder Cos., Inc. (The), Class A	648	172,491

Pharmaceuticals-3.81%
Bristol-Myers Squibb Co.	6,462	400,838

Catalent, Inc.(b)	476	49,537

Eli Lilly and Co.	2,271	383,436

Johnson & Johnson	7,529	1,184,914

Merck & Co., Inc.	7,235	591,823

Perrigo Co. PLC	396	17,709

Pfizer, Inc.	15,895	585,095

Viatris, Inc.(b)	3,503	65,646

Zoetis, Inc.	1,360	225,080

		3,504,078

Property & Casualty Insurance-0.72%
Allstate Corp. (The)	870	95,639

	Shares	Value
Property & Casualty Insurance-(continued)
Chubb Ltd.	1,291	$198,711

Cincinnati Financial Corp.	434	37,919

Loews Corp.	691	31,109

Progressive Corp. (The)	1,675	165,624

Travelers Cos., Inc. (The)	725	101,768

W.R. Berkley Corp.	408	27,099

		657,869

Publishing-0.03%
News Corp., Class A	1,129	20,288

News Corp., Class B	353	6,273

		26,561

Railroads-0.90%
CSX Corp.	2,188	198,561

Kansas City Southern	273	55,728

Norfolk Southern Corp.	727	172,742

Union Pacific Corp.	1,928	401,448

		828,479

Real Estate Services-0.07%
CBRE Group, Inc., Class A(b)	973	61,027

Regional Banks-0.91%
Citizens Financial Group, Inc.	1,239	44,307

Comerica, Inc.	403	22,512

Fifth Third Bancorp	2,068	57,015

First Republic Bank	499	73,318

Huntington Bancshares, Inc.	2,954	37,309

KeyCorp	2,834	46,506

M&T Bank Corp.	372	47,356

People’s United Financial, Inc.	1,233	15,943

PNC Financial Services Group, Inc. (The)	1,212	180,588

Regions Financial Corp.	2,788	44,942

SVB Financial Group(b)	150	58,174

Truist Financial Corp.	3,856	184,818

Zions Bancorporation N.A.	476	20,677

		833,465

Reinsurance-0.03%
Everest Re Group Ltd.	116	27,154

Research & Consulting Services-0.31%
Equifax, Inc.	353	68,072

IHS Markit Ltd.	1,067	95,849

Nielsen Holdings PLC	1,036	21,621

Verisk Analytics, Inc.	471	97,775

		283,317

Residential REITs-0.26%
AvalonBay Communities, Inc.	400	64,172

Equity Residential	994	58,924

Essex Property Trust, Inc.	189	44,872

Mid-America Apartment Communities, Inc.	332	42,061

UDR, Inc.	857	32,935

		242,964

Restaurants-1.21%
Chipotle Mexican Grill, Inc.(b)	80	110,937

Darden Restaurants, Inc.	377	44,908

Domino’s Pizza, Inc.	114	43,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Restaurants-(continued)
McDonald’s Corp.	2,131	$457,270

Starbucks Corp.	3,356	359,025

Yum! Brands, Inc.	874	94,882

		1,110,736

Retail REITs-0.21%
Federal Realty Investment Trust	200	17,024

Kimco Realty Corp.	1,255	18,837

Realty Income Corp.	1,002	62,294

Regency Centers Corp.	457	20,835

Simon Property Group, Inc.	888	75,729

		194,719

Semiconductor Equipment-0.64%
Applied Materials, Inc.	2,612	225,416

KLA Corp.	442	114,438

Lam Research Corp.	411	194,103

Teradyne, Inc.	482	57,787

		591,744

Semiconductors-4.40%
Advanced Micro Devices, Inc.(b)	3,409	312,639

Analog Devices, Inc.	1,057	156,151

Broadcom, Inc.	1,158	507,030

Intel Corp.	11,719	583,841

Maxim Integrated Products, Inc.	775	68,704

Microchip Technology, Inc.	732	101,096

Micron Technology, Inc.(b)	3,184	239,373

NVIDIA Corp.	1,770	924,294

Qorvo, Inc.(b)	331	55,035

QUALCOMM, Inc.	3,234	492,668

Skyworks Solutions, Inc.	475	72,618

Texas Instruments, Inc.	2,625	430,841

Xilinx, Inc.	701	99,381

		4,043,671

Soft Drinks-1.40%
Coca-Cola Co. (The)	11,060	606,531

Monster Beverage Corp.(b)	1,057	97,751

PepsiCo, Inc.	3,953	586,230

		1,290,512

Specialized REITs-1.20%
American Tower Corp.	1,271	285,289

Crown Castle International Corp.	1,218	193,893

Digital Realty Trust, Inc.	780	108,818

Equinix, Inc.	257	183,544

Extra Space Storage, Inc.	374	43,332

Iron Mountain, Inc.	836	24,645

Public Storage	435	100,455

SBA Communications Corp., Class A	318	89,717

Weyerhaeuser Co.	2,167	72,659

		1,102,352

Specialty Chemicals-0.76%
Albemarle Corp.	308	45,436

Celanese Corp.	343	44,569

DuPont de Nemours, Inc.	2,099	149,260

Ecolab, Inc.	711	153,832

International Flavors & Fragrances, Inc.	310	33,740

PPG Industries, Inc.	676	97,493

	Shares	Value
Specialty Chemicals-(continued)
Sherwin-Williams Co. (The)	234	$171,969

		696,299

Specialty Stores-0.15%
Tiffany & Co.	313	41,144

Tractor Supply Co.	337	47,376

Ulta Beauty, Inc.(b)	164	47,094

		135,614

Steel-0.05%
Nucor Corp.	876	46,594

Systems Software-6.05%
Fortinet, Inc.(b)	390	57,927

Microsoft Corp.	21,621	4,808,943

NortonLifeLock, Inc.	1,716	35,658

Oracle Corp.	5,424	350,879

ServiceNow, Inc.(b)	556	306,039

		5,559,446

Technology Distributors-0.06%
CDW Corp.	414	54,561

Technology Hardware, Storage & Peripherals-6.91%
Apple, Inc.	45,739	6,069,108

Hewlett Packard Enterprise Co.	3,736	44,272

HP, Inc.	3,928	96,589

NetApp, Inc.	644	42,659

Seagate Technology PLC	647	40,217

Western Digital Corp.	878	48,632

Xerox Holdings Corp.	519	12,036

		6,353,513

Tobacco-0.64%
Altria Group, Inc.	5,315	217,915

Philip Morris International, Inc.	4,454	368,747

		586,662

Trading Companies & Distributors-0.20%
Fastenal Co.	1,666	81,351

United Rentals, Inc.(b)	209	48,469

W.W. Grainger, Inc.	130	53,084

		182,904

Trucking-0.10%
J.B. Hunt Transport Services, Inc.	242	33,070

Old Dominion Freight Line, Inc.	279	54,455

		87,525

Water Utilities-0.09%
American Water Works Co., Inc.	518	79,497

Wireless Telecommunication Services-0.24%
T-Mobile US, Inc.(b)	1,669	225,065

Total Common Stocks & Other Equity Interests (Cost $21,917,718)		90,699,593

Money Market Funds-1.35%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(e)	431,341	431,341

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(e)	321,408	321,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Money Market Funds-(continued)
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(e)	492,961	$492,961

Total Money Market Funds (Cost $1,245,848)		1,245,806

TOTAL INVESTMENTS IN SECURITIES-100.04% (Cost $23,163,566)		91,945,399

OTHER ASSETS LESS LIABILITIES-(0.04)%		(41,151)

NET ASSETS-100.00%		$91,904,248

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Invesco Ltd.	$ 21,918	$ 1,108	$ (2,436)	$1,643	$(2,764)	$ 19,469	$ 923
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	281,283	4,742,712	(4,592,654)	-	-	431,341	1,107
Invesco Liquid Assets Portfolio, Institutional Class	221,995	3,417,145	(3,317,732)	(21)	117	321,504	1,327
Invesco Treasury Portfolio, Institutional Class	321,467	5,420,241	(5,248,747)	-	-	492,961	1,184
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	-	19,425	(19,425)	-	-	-	2	*
Invesco Liquid Assets Portfolio, Institutional Class	-	5,512	(5,512)	-	-	-	1	*
Invesco Private Government Fund	-	66,792	(66,792)	-	-	-	2	*
Invesco Private Prime Fund	-	29,656	(29,656)	-	-	-	3	*
Total	$846,663	$13,702,591	$(13,282,954)	$1,622	$(2,647)	$1,265,275	$4,549

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	6	March-2021	$1,124,640	$26,335	$26,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $21,893,292)	$90,680,124

Investments in affiliates, at value (Cost $1,270,274)	1,265,275

Other investments:
Variation margin receivable – futures contracts	6,917

Receivable for:
Dividends	66,892

Investment for trustee deferred compensation and retirement plans	45,898

Total assets	92,065,106

Liabilities:
Payable for:
Fund shares reacquired	14,687

Amount due custodian	9,365

Accrued fees to affiliates	45,096

Accrued other operating expenses	39,099

Trustee deferred compensation and retirement plans	52,611

Total liabilities	160,858

Net assets applicable to shares outstanding	$91,904,248

Net assets consist of:
Shares of beneficial interest	$13,873,676

Distributable earnings	78,030,572

$91,904,248

Net Assets:
Series I	$38,820,009

Series II	$53,084,239

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	1,912,945

Series II	2,634,849

Series I:
Net asset value per share	$20.29

Series II:
Net asset value per share	$20.15

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends	$1,505,815

Dividends from affiliates (includes securities lending income of $47)	4,588

Total investment income	1,510,403

Expenses:
Advisory fees	100,290

Administrative services fees	137,335

Custodian fees	6,476

Distribution fees - Series II	122,233

Transfer agent fees	4,092

Trustees’ and officers’ fees and benefits	20,988

Licensing fees	17,025

Reports to shareholders	11,365

Professional services fees	35,356

Other	(17,021)

Total expenses	438,139

Less: Fees waived	(1,301)

Net expenses	436,838

Net investment income	1,073,565

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	10,068,109

Affiliated investment securities	(2,647)

Futures contracts	298,849

10,364,311

Change in net unrealized appreciation of:
Unaffiliated investment securities	2,603,672

Affiliated investment securities	1,622

Futures contracts	4,555

2,609,849

Net realized and unrealized gain	12,974,160

Net increase in net assets resulting from operations	$14,047,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$1,073,565	$1,270,313

Net realized gain	10,364,311	5,915,111

Change in net unrealized appreciation	2,609,849	15,853,714

Net increase in net assets resulting from operations	14,047,725	23,039,138

Distributions to shareholders from distributable earnings:
Series I	(2,904,454)	(4,162,074)

Series II	(3,939,993)	(5,597,313)

Total distributions from distributable earnings	(6,844,447)	(9,759,387)

Share transactions–net:
Series I	(1,001,963)	(2,676,121)

Series II	(3,859,935)	98,753

Net increase (decrease) in net assets resulting from share transactions	(4,861,898)	(2,577,368)

Net increase in net assets	2,341,380	10,702,383

Net assets:
Beginning of year	89,562,868	78,860,485

End of year	$91,904,248	$89,562,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$18.71	$0.26	$ 2.96	$ 3.22	$(0.33)	$(1.31)	$(1.64)	$20.29	17.99%	$38,820	0.38	%(d)	0.38	%(d)	1.43	%(d)	4%
Year ended 12/31/19	16.12	0.29	4.51	4.80	(0.28)	(1.93)	(2.21)	18.71	30.98	36,806	0.41		0.41		1.61		3
Year ended 12/31/18	18.53	0.26	(0.91)	(0.65)	(0.30)	(1.46)	(1.76)	16.12	(4.86)	33,758	0.51		0.51		1.41		3
Year ended 12/31/17	16.78	0.26	3.18	3.44	(0.31)	(1.38)	(1.69)	18.53	21.26	38,450	0.48		0.48		1.46		3
Year ended 12/31/16	16.58	0.30	1.55	1.85	(0.31)	(1.34)	(1.65)	16.78	11.45	34,812	0.41		0.41		1.81		4
Series II
Year ended 12/31/20	18.59	0.22	2.93	3.15	(0.28)	(1.31)	(1.59)	20.15	17.70	53,084	0.63	(d)	0.63	(d)	1.18	(d)	4
Year ended 12/31/19	16.03	0.25	4.47	4.72	(0.23)	(1.93)	(2.16)	18.59	30.62	52,757	0.66		0.66		1.36		3
Year ended 12/31/18	18.43	0.22	(0.91)	(0.69)	(0.25)	(1.46)	(1.71)	16.03	(5.07)	45,102	0.76		0.76		1.16		3
Year ended 12/31/17	16.69	0.22	3.17	3.39	(0.27)	(1.38)	(1.65)	18.43	21.00	55,090	0.73		0.73		1.21		3
Year ended 12/31/16	16.49	0.26	1.54	1.80	(0.26)	(1.34)	(1.60)	16.69	11.20	52,212	0.66		0.66		1.56		4

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $34,682 and $48,893 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500® Composite Stock Price Index.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. S&P 500 Index Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

Invesco V.I. S&P 500 Index Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.120%

Over $2 billion	0.100%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $1,301.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $12,069 for accounting and fund administrative services and was reimbursed $125,266 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. S&P 500 Index Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$90,699,593	$–	$–	$90,699,593

Money Market Funds	1,245,806	–	–	1,245,806

Total Investments in Securities	91,945,399	–	–	91,945,399

Other Investments - Assets*

Futures Contracts	26,335	–	–	26,335

Total Investments	$91,971,734	$–	$–	$91,971,734

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

Value

Derivative Assets	Equity Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$26,335

Derivatives not subject to master netting agreements	(26,335)

Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk

Realized Gain:
Futures contracts	$298,849

Change in Net Unrealized Appreciation:
Futures contracts	4,555

Total	$303,404

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$1,446,381

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Invesco V.I. S&P 500 Index Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$1,421,367	$1,124,398

Long-term capital gain	5,423,080	8,634,989

Total distributions	$6,844,447	$9,759,387

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020
Undistributed ordinary income	$1,257,902

Undistributed long-term capital gain	9,594,534

Net unrealized appreciation – investments	67,215,176

Temporary book/tax differences	(37,040)

Shares of beneficial interest	13,873,676

Total net assets	$91,904,248

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $2,994,474 and $15,793,553, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$67,993,773

Aggregate unrealized (depreciation) of investments	(778,597)

Net unrealized appreciation of investments	$67,215,176

Cost of investments for tax purposes is $24,756,558.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund settlements, on December 31, 2020, undistributed net investment income was increased by $75 and undistributed net realized gain was decreased by $75. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Series I	83,700	$1,520,338	101,728	$1,853,921

Series II	95,867	1,653,237	79,690	1,455,975

Issued as reinvestment of dividends:
Series I	156,018	2,903,491	242,328	4,160,777

Series II	213,088	3,939,993	327,904	5,597,313

Invesco V.I. S&P 500 Index Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(293,468)	$(5,425,792)	(470,895)	$(8,690,819)

Series II	(512,091)	(9,453,165)	(383,854)	(6,954,535)

Net increase (decrease) in share activity	(256,886)	$(4,861,898)	(103,099)	$(2,577,368)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 90% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. S&P 500 Index Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,219.00	$2.18	$1,023.18	$1.98	0.39%
Series II	1,000.00	1,217.60	3.57	1,021.92	3.25	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$5,423,080
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey –1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. S&P 500 Index Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Small Cap Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VISCE-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco V.I. Small Cap Equity Fund (the Fund) outperformed the Russell 2000 Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	27.25%
Series II Shares	26.87
S&P 500 Index▼ (Broad Market Index)	18.40
Russell 2000 Index▼ (Style-Specific Index)	19.96
Lipper VUF Small-Cap Core Funds Index∎ (Peer Group Index)	11.23
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

Given this environment, the Fund produced a strong, double-digit return and outperformed its style-specific benchmark during the year. Relative outperformance was largely attributed to positive security selection across a broad set of sectors including information technology (IT), real estate, industrials, consumer discretionary, communication services, financials, utilities and materials. The Fund’s allocation to most of these sectors also provided a positive impact to relative results with our allocations in the IT, consumer discretionary and utilities sectors contributing the most. Alternatively, stock selection and an underweight allocation in the health care sector detracted the most from relative performance. Security selection in the consumer staples and energy sectors were headwinds along with the Fund’s ancillary cash position.

Top individual contributors to the Fund’s absolute performance during the year included Crocs, Penn National Gaming and Lattice Semiconductor.

Comfort foam shoemaker, Crocs was the leading contributor to Fund performance on an absolute basis and was added to the Fund in the first quarter of 2020 following a significant decline in its stock price due to concerns over business interruption from COVID-19. During the year, the company generated better than expected results driven by strong eCommerce growth offsetting weakness in its retail segment.

Penn National Gaming benefited from strong gaming activity during the year as its casinos gradually reopened following COVID-19 shutdowns and are operating with improved profitability. The regional casino operator also owns a 36%4 stake in Barstool Sports whose sports betting app, Barstool Sportsbook, rocketed to become the most downloaded sports betting application in Apple’s app store shortly after its September soft launch.

Strength in Lattice Semiconductor during the year can be attributed to two primary factors. The semiconductor company introduced its Nexus platform which we believe offers significant competitive pricing and performance benefits relative to peers due to its better power efficiency and faster speeds. Additionally, with Nexus now available, Lattice was able to capitalize on improving end market spending including 5G, data centers, auto and industrials.

Top individual detractors from the Fund’s absolute performance included ChampionX, Boot Barn and Viper Energy.

ChampionX (formerly Apergy) and Viper Energy are both energy sector constituents that declined with oil prices early in the year. We exited our position to become more defensive in this space as the oil markets were likely to take longer than other areas of the economy to navigate the COVID driven lock-down.

Boot Barn was among the leading detractors despite being a strong retailer offering good competitive dynamics. However, with oil prices depressed and rig count down, we believed Boot Barn would struggle to sustain growth without this key customer demographic. We exited our position during the year.

We wish to remind you that all positioning changes are based on a bottom-up stock selection process. Our portfolio construction is designed to manage risk and ensure alignment with small-cap market sector exposure

Invesco V.I. Small Cap Equity Fund

within modest over- and underweights. At the close of the year, the Fund’s underweight exposures relative to the Russell 2000 Index were in the health care, energy, utilities, consumer staples, real estate and communication services sectors. Conversely, the Fund’s overweight exposures were in the IT, industrials, financials, materials and consumer discretionary sectors.

At the close of the year, we continued to expect volatility as the global economy ebbs and flows between high COVID-19 infection rates resulting in either government-mandated or self-imposed lockdowns and vaccinations supporting reopenings and a return to normalcy. At the margin, we have shifted out of more defensive stocks and into stocks that we believe have more upside potential in a post-COVID economic and market recovery. Though the situation continues to evolve, we believe the US economy will gradually re-open on a regional basis. We expect unemployment, weakened confidence, de-leveraging, and bankruptcies will be headwinds, while COVID vaccine deployment, growing herd immunity, monetary and fiscal stimulus, as well as pent-up demand will provide tailwinds.

Thank you for your commitment to the Invesco V.I. Small Cap Equity Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

4 Source: Penn National Gaming: pngaming.com

Portfolio manager(s):

Juan Hartsfield (Lead)

Davis Paddock

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (8/29/03)	9.32%
10 Years	10.15
5 Years	11.82
1 Year	27.25

Series II Shares
Inception (8/29/03)	9.06%
10 Years	9.87
5 Years	11.55
1 Year	26.87

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Small Cap Equity Fund

Supplemental Information

Invesco V.I. Small Cap Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Small Cap Equity Fund

Fund Information

Portfolio Composition
By sector	% of total net assets

Information Technology	19.27%

Industrials	19.19

Financials	17.33

Health Care	15.25

Consumer Discretionary	13.43

Real Estate	5.59

Materials	4.69

Other Sectors, Each Less than 2% of Net Assets	4.36

Money Market Funds Plus Other Assets Less Liabilities	0.89

Top 10 Equity Holdings*
% of total net assets

1. Lattice Semiconductor Corp.	2.00%

2. NeoGenomics, Inc.	1.87

3. Penn National Gaming, Inc.	1.67

4. Ryman Hospitality Properties, Inc.	1.65

5. OneMain Holdings, Inc.	1.61

6. Taylor Morrison Home Corp., Class A	1.43

7. Semtech Corp.	1.31

8. LPL Financial Holdings, Inc.	1.29

9. Piper Sandler Cos.	1.29

10. Visteon Corp.	1.27

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–99.10%

Air Freight & Logistics–0.89%
Air Transport Services Group, Inc.(b)	69,785	$2,187,062

Alternative Carriers–1.19%
Iridium Communications, Inc.(b)	74,189	2,917,482

Apparel Retail–1.25%
American Eagle Outfitters, Inc.	106,295	2,133,341
Children’s Place, Inc. (The)(b)	18,529	928,303
		3,061,644

Application Software–7.19%
Avalara, Inc.(b)	14,279	2,354,464
Avaya Holdings Corp.(b)	110,958	2,124,846
LivePerson, Inc.(b)	43,740	2,721,940
Manhattan Associates, Inc.(b)	20,707	2,177,962
Nuance Communications, Inc.(b)	62,264	2,745,220
Q2 Holdings, Inc.(b)	21,227	2,685,852
Verint Systems, Inc.(b)	41,016	2,755,455
		17,565,739

Asset Management & Custody Banks–0.37%
Blucora, Inc.(b)	57,313	911,850

Auto Parts & Equipment–1.27%
Visteon Corp.(b)	24,815	3,114,779

Automotive Retail–1.05%
Lithia Motors, Inc., Class A	8,741	2,558,228

Biotechnology–3.07%
CRISPR Therapeutics AG (Switzerland)(b)	10,417	1,594,947
Emergent BioSolutions, Inc.(b)	19,046	1,706,522
Natera, Inc.(b)	27,468	2,733,615
TG Therapeutics, Inc.(b)	28,206	1,467,276
		7,502,360

Building Products–2.92%
Masonite International Corp.(b)	24,413	2,400,774
Owens Corning	38,035	2,881,532
Trex Co., Inc.(b)	22,041	1,845,273
		7,127,579

Casinos & Gaming–1.67%
Penn National Gaming, Inc.(b)	47,309	4,086,078

Communications Equipment–0.75%
Ciena Corp.(b)	34,497	1,823,166

Construction & Engineering–2.22%
NV5 Global, Inc.(b)	35,727	2,814,573
WillScot Mobile Mini Holdings Corp.(b)	112,560	2,608,015
		5,422,588

Construction Materials–2.04%
Eagle Materials, Inc.	25,061	2,539,932
Summit Materials, Inc., Class A(b)	121,422	2,438,154
		4,978,086

	Shares	Value

Consumer Finance–1.61%
OneMain Holdings, Inc.	81,551	$3,927,496

Electric Utilities–0.27%
IDACORP, Inc.	6,900	662,607

Electrical Components & Equipment–2.98%
EnerSys	27,613	2,293,536
Plug Power, Inc.(b)	77,091	2,614,156
Vertiv Holdings Co.	127,311	2,376,896
		7,284,588

Electronic Equipment & Instruments–2.31%
Badger Meter, Inc.	32,303	3,038,420
Coherent, Inc.(b)	17,295	2,594,596
		5,633,016

Electronic Manufacturing Services–1.08%
Flex Ltd.(b)	146,770	2,638,925

Environmental & Facilities Services–0.88%
Casella Waste Systems, Inc., Class A(b)	34,914	2,162,922

Fertilizers & Agricultural Chemicals–0.97%
Scotts Miracle-Gro Co. (The)	11,872	2,364,190

Financial Exchanges & Data–1.10%
TMX Group Ltd. (Canada)	26,824	2,679,239

Food Retail–0.66%
Sprouts Farmers Market, Inc.(b)	80,636	1,620,784

Footwear–2.20%
Crocs, Inc.(b)	39,472	2,473,316
Wolverine World Wide, Inc.	92,960	2,905,000
		5,378,316

Health Care Equipment–3.13%
AtriCure, Inc.(b)	51,529	2,868,619
CONMED Corp.	23,838	2,669,856
Hill-Rom Holdings, Inc.	21,501	2,106,453
		7,644,928

Health Care Facilities–2.10%
Encompass Health Corp.	32,944	2,724,139
Pennant Group, Inc. (The)(b)	41,398	2,403,568
		5,127,707

Health Care Services–1.06%
Castle Biosciences, Inc.(b)	38,479	2,583,865

Health Care Supplies–1.68%
ICU Medical, Inc.(b)	9,024	1,935,558
OrthoPediatrics Corp.(b)	52,367	2,160,139
		4,095,697

Health Care Technology–1.24%
Simulations Plus, Inc.	42,142	3,030,853

Heavy Electrical Equipment–0.74%
TPI Composites, Inc.(b)	34,047	1,797,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Homebuilding–1.43%

Taylor Morrison Home Corp., Class A(b)	136,557	$3,502,687

Hotel & Resort REITs–1.65%

Ryman Hospitality Properties, Inc.	59,332	4,020,336

Hotels, Resorts & Cruise Lines–1.18%
Wyndham Destinations, Inc.	64,219	2,880,864

Industrial Machinery–4.78%
Altra Industrial Motion Corp.	45,536	2,524,061
Gates Industrial Corp. PLC(b)	166,937	2,130,116
Helios Technologies, Inc.	45,083	2,402,473
ITT, Inc.	31,685	2,440,379
SPX Corp.(b)	40,019	2,182,636
		11,679,665

Industrial REITs–1.82%
EastGroup Properties, Inc.	16,379	2,261,285
STAG Industrial, Inc.	69,849	2,187,670
		4,448,955

Interactive Media & Services–0.77%
Eventbrite, Inc., Class A(b)	104,402	1,889,676

Investment Banking & Brokerage–2.58%
LPL Financial Holdings, Inc.	30,234	3,150,988
Piper Sandler Cos.	31,148	3,142,833
		6,293,821

Life & Health Insurance–0.94%
Primerica, Inc.	17,125	2,293,551

Life Sciences Tools & Services–2.98%
Medpace Holdings, Inc.(b)	19,398	2,700,202
NeoGenomics, Inc.(b)	84,907	4,571,393
		7,271,595

Multi-line Insurance–0.92%
Assurant, Inc.	16,422	2,237,005

Packaged Foods & Meats–0.67%
Calavo Growers, Inc.	23,622	1,640,075

Paper Packaging–0.78%
Graphic Packaging Holding Co.	112,461	1,905,089

Property & Casualty Insurance–1.36%
Hanover Insurance Group, Inc. (The)	13,909	1,626,240
Selective Insurance Group, Inc.	25,430	1,703,302
		3,329,542

Real Estate Services–1.04%
FirstService Corp. (Canada)	18,500	2,532,069

Regional Banks–7.02%
Columbia Banking System, Inc.	61,422	2,205,050
Community Bank System, Inc.	31,050	1,934,726
Glacier Bancorp, Inc.	47,932	2,205,351
Pacific Premier Bancorp, Inc.	63,715	1,996,191
Pinnacle Financial Partners, Inc.	34,047	2,192,627
South State Corp.	24,581	1,777,206
Webster Financial Corp.	49,241	2,075,508
Western Alliance Bancorporation	46,172	2,768,011
		17,154,670

	Shares	Value
Research & Consulting Services–1.06%
Huron Consulting Group, Inc.(b)	43,868	$2,586,019

Restaurants–1.33%
Papa John’s International, Inc.	19,067	1,617,835
Wendy’s Co. (The)	74,059	1,623,373
		3,241,208

Semiconductor Equipment–2.15%
Brooks Automation, Inc.	41,684	2,828,260
Entegris, Inc.	25,162	2,418,068
		5,246,328

Semiconductors–5.79%
Lattice Semiconductor Corp.(b)	106,797	4,893,439
MACOM Technology Solutions Holdings, Inc.(b)	56,280	3,097,651
Power Integrations, Inc.	36,285	2,970,290
Semtech Corp.(b)	44,311	3,194,380
		14,155,760

Specialized Consumer Services–1.03%
Terminix Global Holdings, Inc.(b)	49,143	2,506,784

Specialized REITs–1.08%
Gaming and Leisure Properties, Inc.	62,379	2,644,870

Specialty Chemicals–0.91%
Ashland Global Holdings, Inc.	27,992	2,216,966

Thrifts & Mortgage Finance–1.43%
Essent Group Ltd.	43,219	1,867,061
Radian Group, Inc.	80,653	1,633,223
		3,500,284

Tires & Rubber–1.01%
Cooper Tire & Rubber Co.	61,089	2,474,105

Trading Companies & Distributors–1.95%
Applied Industrial Technologies, Inc.	32,321	2,520,715
Univar Solutions, Inc.(b)	118,345	2,249,738
		4,770,453

Trucking–0.76%
Knight-Swift Transportation Holdings, Inc.	44,559	1,863,457

Water Utilities–0.79%
California Water Service Group	35,603	1,923,630
Total Common Stocks & Other Equity Interests (Cost $169,682,624)		242,098,239

Money Market Funds–0.71%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	622,027	622,027
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	398,715	398,835
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	710,888	710,888
Total Money Market Funds (Cost $1,731,750)		1,731,750
TOTAL INVESTMENTS IN SECURITIES–99.81% (Cost $171,414,374)		243,829,989
OTHER ASSETS LESS LIABILITIES–0.19%		457,753
NET ASSETS–100.00%		$244,287,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,445,484	$21,869,405	$(22,692,862)	$-	$-	$622,027	$3,006
Invesco Liquid Assets Portfolio, Institutional Class	1,043,617	15,621,004	(16,267,028)	(108)	1,350	398,835	3,614
Invesco Treasury Portfolio, Institutional Class	1,651,983	24,993,605	(25,934,700)	-	-	710,888	3,056
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	795,743	7,044,651	(7,840,394)	-	-	-	2,630	*
Invesco Liquid Assets Portfolio, Institutional Class	265,247	1,904,449	(2,169,869)	24	149	-	979	*
Invesco Private Government Fund	-	22,350,112	(22,350,112)	-	-	-	132	*
Invesco Private Prime Fund	-	5,120,945	(5,121,019)	-	74	-	160	*
Total	$5,202,074	$98,904,171	$(102,375,984)	$(84)	$1,573	$1,731,750	$13,577

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $169,682,624)	$242,098,239

Investments in affiliated money market funds, at value (Cost $1,731,750)	1,731,750

Cash	532,709

Foreign currencies, at value (Cost $12,781)	12,817

Receivable for:
Investments sold	578,368

Fund shares sold	43,207

Dividends	73,744

Investment for trustee deferred compensation and retirement plans	87,023

Total assets	245,157,857

Liabilities:
Payable for:
Investments purchased	280,573

Fund shares reacquired	330,430

Accrued fees to affiliates	120,321

Accrued other operating expenses	43,298

Trustee deferred compensation and retirement plans	95,493

Total liabilities	870,115

Net assets applicable to shares outstanding	$244,287,742

Net assets consist of:
Shares of beneficial interest	$158,828,107

Distributable earnings	85,459,635

$244,287,742

Net Assets:
Series I	$129,880,966

Series II	$114,406,776

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,297,436

Series II	5,960,933

Series I:
Net asset value per share	$20.62

Series II:
Net asset value per share	$19.19

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $10,693)	$2,314,918

Dividends from affiliated money market funds (includes securities lending income of $2,738)	12,414

Total investment income	2,327,332

Expenses:
Advisory fees	1,476,891

Administrative services fees	322,319

Custodian fees	5,674

Distribution fees - Series II	227,183

Transfer agent fees	27,035

Trustees’ and officers’ fees and benefits	21,865

Reports to shareholders	11,470

Professional services fees	32,978

Other	2,787

Total expenses	2,128,202

Less: Fees waived	(3,830)

Net expenses	2,124,372

Net investment income	202,960

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $72,814)	13,010,945

Affiliated investment securities	1,573

Foreign currencies	436

13,012,954

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	40,099,158

Affiliated investment securities	(84)

Foreign currencies	(142)

40,098,932

Net realized and unrealized gain	53,111,886

Net increase in net assets resulting from operations	$53,314,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$ 202,960	$529,966

Net realized gain	13,012,954	29,137,765

Change in net unrealized appreciation	40,098,932	25,301,514

Net increase in net assets resulting from operations	53,314,846	54,969,245

Distributions to shareholders from distributable earnings:
Series I	(9,700,819)	(13,821,130)

Series II	(8,807,533)	(18,517,603)

Total distributions from distributable earnings	(18,508,352)	(32,338,733)

Share transactions–net:
Series I	(7,393,188)	(1,229,864)

Series II	623,910	(30,878,941)

Net increase (decrease) in net assets resulting from share transactions	(6,769,278)	(32,108,805)

Net increase (decrease) in net assets	28,037,216	(9,478,293)

Net assets:
Beginning of year	216,250,526	225,728,819

End of year	$244,287,742	$216,250,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
			(losses)								net assets		assets without		investment
	Net asset	Net	on securities		Dividends	Distributions					with fee waivers		fee waivers		income
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		(loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/20	$17.73	$0.04	$4.48	$4.52	$(0.06)	$(1.57)	$(1.63)	$20.62	27.25%	$129,881	0.96	%(d)	0.96	%(d)	0.21	%(d)	45%
Year ended 12/31/19	15.93	0.06	4.03	4.09	–	(2.29)	(2.29)	17.73	26.60	118,208	0.96		0.96		0.34		44
Year ended 12/31/18	20.02	0.02	(2.74)	(2.72)	–	(1.37)	(1.37)	15.93	(15.08)	106,064	0.96		0.96		0.10		22
Year ended 12/31/17	18.38	(0.01)	2.53	2.52	–	(0.88)	(0.88)	20.02	14.06	149,405	0.97		0.97		(0.02)		20
Year ended 12/31/16	17.64	0.01	2.06	2.07	–	(1.33)	(1.33)	18.38	12.06	161,727	1.01		1.01		0.04		37
Series II
Year ended 12/31/20	16.60	(0.01)	4.17	4.16	(0.00)	(1.57)	(1.57)	19.19	26.87	114,407	1.21	(d)	1.21	(d)	(0.04	)(d)	45
Year ended 12/31/19	15.07	0.02	3.80	3.82	–	(2.29)	(2.29)	16.60	26.32	98,043	1.21		1.21		0.09		44
Year ended 12/31/18	19.05	(0.03)	(2.58)	(2.61)	–	(1.37)	(1.37)	15.07	(15.27)	119,664	1.21		1.21		(0.15)		22
Year ended 12/31/17	17.58	(0.05)	2.40	2.35	–	(0.88)	(0.88)	19.05	13.73	157,349	1.22		1.22		(0.27)		20
Year ended 12/31/16	16.96	(0.03)	1.98	1.95	–	(1.33)	(1.33)	17.58	11.84	148,883	1.26		1.26		(0.21)		37

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $107,367 and $90,873 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. Small Cap Equity Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

Invesco V.I. Small Cap Equity Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.730%

Next $500 million	0.715%

Next $1.5 billion	0.700%

Next $2.5 billion	0.685%

Next $2.5 billion	0.670%

Next $2.5 billion	0.655%

Over $10 billion	0.640%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.745%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $3,830.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $26,504 for accounting and fund administrative services and was reimbursed $295,815 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $749 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

Invesco V.I. Small Cap Equity Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities sales of $529,957, which resulted in net realized gains of $72,814.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$2,363,813	$179,127

Long-term capital gain	16,144,539	32,159,606

Total distributions	$18,508,352	$32,338,733

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020
Undistributed ordinary income	$6,543,835

Undistributed long-term capital gain	7,785,112

Net unrealized appreciation – investments	71,196,986

Net unrealized appreciation - foreign currencies	35

Temporary book/tax differences	(66,333)

Shares of beneficial interest	158,828,107

Total net assets	$244,287,742

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

Invesco V.I. Small Cap Equity Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $88,877,327 and $112,408,286, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$76,334,742

Aggregate unrealized (depreciation) of investments	(5,137,756)

Net unrealized appreciation of investments	$71,196,986

    Cost of investments for tax purposes is $172,633,003.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of redemption-in-kind, on December 31, 2020, undistributed net investment income was decreased by $34,081 and undistributed net realized gain was increased by $34,081. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Series I	1,036,038	$15,659,643	501,715	$8,900,799

Series II	1,139,291	16,592,309	1,589,687	27,357,249

Issued as reinvestment of dividends:
Series I	559,125	9,700,819	828,605	13,821,130

Series II	545,358	8,807,533	1,185,506	18,517,603

Reacquired:

Series I	(1,963,194)	(32,753,650)	(1,321,243)	(23,951,793)

Series II	(1,631,642)	(24,775,932)	(4,807,788)	(76,753,793)

Net increase (decrease) in share activity	(315,024)	$(6,769,278)	(2,023,518)	$(32,108,805)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Small Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,384.10	$5.75	$1,020.31	$4.88	0.96%
Series II	1,000.00	1,382.80	7.25	1,019.05	6.14	1.21

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$16,144,539
Corporate Dividends Received Deduction*	97.18%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)
Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)
Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)
Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)
Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)
Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)
Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Small Cap Equity Fund

Annual Report to Shareholders	December 31, 2020

Invesco V.I. Technology Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	I-VITEC-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco V.I. Technology Fund (the Fund) outperformed the NASDAQ Composite Index, the Fund’s broad market/style-specific benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	46.11%
Series II Shares	45.79
NASDAQ Composite Index▼ (Broad Market/Style-Specific Index)	44.92
Lipper VUF Science & Technology Funds Classification Average∎ (Peer Group)	47.07

Source(s): ▼Bloomberg LP; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    Given this landscape, the Fund produced a strong, double digit return and outperformed its broad market/style-specific benchmark, the NASDAQ Composite Index, during the year. Performance was driven by both stock selection and market allocation. Key relative contributors included stock selection and overweight exposure in the interactive home entertainment and application software industries, as well as stock selection and underweight exposure in the biotechnology and systems software industries. A lack of exposure in regional banks was also beneficial versus the style-specific benchmark. Conversely, a lack of automobile manufacturers, an underweight in technology hardware and stock selection in the health care equipment and the internet & direct marketing retail industries detracted from the Fund’s relative returns.

    Top individual contributors to the Fund’s absolute and relative performance during the year included Amazon.com, Sea Limited and NVIDIA.

    The COVID-19 event has accelerated some of the long-term shifts driven by technological changes and increased connectivity that we seek to capture in the Fund’s investments. eCommerce platforms have seen substantial growth in demand from new users, as well as for the previously underpenetrated categories of food and consumables. An overweight allocation in Amazon was beneficial as the eCommerce giant experienced a surge in demand for food, consumables and office supplies as users worked, schooled and shopped from home in 2020.

    Sea Limited, the leading internet platform in Southeast Asia and Taiwan, also benefited from mandated and voluntary social distancing measures through its digital entertainment, eCommerce and digital payments business units. During the second and third quarters of 2020, Sea’s sales and profits were up nearly 100%. Additionally, Free Fire, Sea’s self-developed battle royale game for mobile devices has been quite successful – particularly in markets that tend to have lower-end mobile devices. This is an important and impactful product for Sea given the title earned recognition as the highest grossing mobile game in Latin America and Southeast Asia in 2019 and well into 2020.

    NVIDIA designs graphics processing units (GPU) for video gaming, mobile computing and automotive markets. Beyond its initial GPU in 1999 that brought gaming to personal computers, NVIDIA is still a leader in GPUs today, particularly in the high-end market. And NVIDIA has been rapidly expanding into accelerated computing and artificial intelligence (AI). The COVID-19 event has accelerated the use of AI in health care. Leading research institutions, universities and health care start-ups are using NVIDIA’s technology for GPU-accelerated AI in medical imaging to better understand disease and ultimately develop therapies.

    Top individual detractors from absolute Fund performance included Broadcom, Boston Scientific and Fiserv.

    Broadcom designs a wide range of semiconductors for the wireless, broadband, network and industrial markets. The chip maker’s share price had been slowly recovering from the May 2019 US ban on component exports to Chinese telecommunication giant Huawei (not a Fund holding), which negatively impacted sales and profit expectations. The stock faced additional headwinds as Broadcom withdrew previous guidance as a result

Invesco V.I. Technology Fund

of COVID-19 and reported lower-than-expected profits. We sold the stock during the year.

    Boston Scientific is a medical device company with product concentration in the areas of cardiovascular and the nervous system. The company was set up to have multiple product launches in 2020, until COVID-19 hit. As patients opted to delay medical procedures as much as possible during the pandemic, Boston Scientific pushed out product launches and underperformed peers given reduced sales and a relatively high debt load from prior acquisitions. Increased competitive pressures ultimately caused us to sell the stock during the year.

    Fiserv is a technology solution provider for banks and other financial institutions. The original investment thesis for owning Fiserv was hindered in the COVID-19 event. Fiserv was originally purchased for its attractive valuation, potential to benefit from merger and acquisition activity and its ability to leverage consumer demand deposit account data to drive higher value to banks and merchants. The COVID-19 event was relatively more detrimental to Fiserv versus competitors given greater exposure to consumer spending and higher amounts of debt on its balance sheet. We sold Fiserv during the year.

    At the close of the year, we continued to emphasize innovation, transformative technology and opportunities, which we expect to take market share from mature companies, including the game-changing technologies of mobile, security, cloud and medical technology. We remain optimistic about technology spending and companies’ need to invest in more robust security solutions and for future growth. In our opinion, technology will continue to be a key driver of the increased pace of health care innovation and attractive long-term growth rates. Areas of focus include genomics research and more targeted therapeutics, bioproduction, robotic surgery adoption, and disruption aimed at the healthcare consumer. We attempt to harness multi-year secular trends, which may benefit long-term investors regardless of near-term economic strength.

    We expect continued volatility as the global economy ebbs and flows between high COVID-19 infection rates with lockdowns and vaccinations supporting reopenings with a return to normalcy. Interest rates are likely to remain low by historic standards and economic growth is likely to remain muted on a full year basis. Throughout the next year, some quarterly results for sales and profits will have some relatively easy comparisons compared to the early and tight lockdown situation we had during the first and second quarters of 2020. We believe this is a ripe environment for equities in general as pent up demand further propels the cyclical recovery. However, value industries lack pricing power in the face of globalization, overcapacity and increased efficiencies mostly due to technological changes. Therefore, we believe growth will continue to outperform. As ever, we believe change is the fuel for growth. We plan to be active in our positioning to take advantage of cyclical opportunities as a result of vaccinedeployment and a return to normal while also balancing the portfolio with securities we think will benefit from longer term secular growth. We continue to seek to identify “share-takers,” companies that can gain market share through technology-enabled advantages in their business models and from disruptive shifts in enterprise and consumer behavior.

    Thank you for your commitment to the Invesco V.I. Technology Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

Portfolio manager(s):

Janey Luby

Erik Voss (Lead)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1 Souce: Bloomberg LP

2 Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (5/20/97)	8.39%
10 Years	15.31
5 Years	21.53
1 Year	46.11

Series II Shares
Inception (4/30/04)	11.06%
10 Years	15.03
5 Years	21.22
1 Year	45.79

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Technology Fund

Supplemental Information

Invesco V.I. Technology Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The NASDAQ Composite Index is a broad-based, market index of the common stocks and similar securities listed on the Nasdaq stock market.
∎	The Lipper VUF Science & Technology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Science & Technology Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Technology Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	47.17%

Communication Services	18.52

Consumer Discretionary	16.58

Health Care	13.99

Industrials	2.25

Money Market Funds Plus Other Assets Less Liabilities	1.49

Top 10 Equity Holdings*
% of total net assets

1. Amazon.com, Inc.	8.06%

2. Microsoft Corp.	5.61

3. Apple, Inc.	5.41

4. QUALCOMM, Inc.	5.32

5. Alphabet, Inc., Class A	5.07

6. Facebook, Inc., Class A	4.44

7. NVIDIA Corp.	3.92

8. Applied Materials, Inc.	3.80

9. RingCentral, Inc., Class A	3.59

10. Booking Holdings, Inc.	3.10

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Technology Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–98.50%
Application Software–9.70%
Adobe, Inc.(b)	6,177	$3,089,241

C3.ai, Inc., Class A(b)	7,667	1,063,796

Paylocity Holding Corp.(b)	5,074	1,044,787

RingCentral, Inc., Class A(b)	19,030	7,211,799

salesforce.com, inc.(b)	8,039	1,788,919

Splunk, Inc.(b)	9,420	1,600,364

Synopsys, Inc.(b)	14,287	3,703,762

		19,502,668

Biotechnology–0.55%
BeiGene Ltd., ADR (China)(b)	4,273	1,104,100

Construction Machinery & Heavy Trucks–0.23%
Nikola Corp.(b)(c)	30,629	467,399

Consumer Electronics–2.33%
Sony Corp. (Japan)	46,500	4,675,281

Data Processing & Outsourced Services–5.93%
PayPal Holdings, Inc.(b)	25,271	5,918,468

Visa, Inc., Class A	27,419	5,997,358

		11,915,826

Health Care Equipment–3.73%
Abbott Laboratories	14,558	1,593,956

Intuitive Surgical, Inc.(b)	2,941	2,406,032

Teleflex, Inc.	8,520	3,506,576

		7,506,564

Health Care Technology–0.71%
GoodRx Holdings, Inc., Class A(b)(c)	28,417	1,146,342

Teladoc Health, Inc.(b)	1,391	278,144

		1,424,486

Interactive Home Entertainment–6.90%
Activision Blizzard, Inc.	29,381	2,728,026

Electronic Arts, Inc.(b)	11,960	1,717,456

Nintendo Co. Ltd. (Japan)	3,700	2,361,300

Sea Ltd., ADR (Taiwan)(b)	25,828	5,141,063

Take-Two Interactive Software, Inc.(b)	9,296	1,931,616

		13,879,461

Interactive Media & Services–10.58%
Alphabet, Inc., Class A(b)	5,823	10,205,623

Facebook, Inc., Class A(b)	32,652	8,919,220

ZoomInfo Technologies, Inc., Class A(b)	44,615	2,151,782

		21,276,625

Internet & Direct Marketing Retail–14.26%
Alibaba Group Holding Ltd., ADR (China)(b)	26,742	6,223,666

Amazon.com, Inc.(b)	4,977	16,209,741

Booking Holdings, Inc.(b)	2,796	6,227,447

		28,660,854

Life Sciences Tools & Services–6.71%
10X Genomics, Inc., Class A(b)	18,692	2,646,787

Avantor, Inc.(b)	129,612	3,648,578

	Shares	Value

Life Sciences Tools & Services–(continued)
IQVIA Holdings, Inc.(b)	26,344	$4,720,055

Thermo Fisher Scientific, Inc.	5,330	2,482,607

		13,498,027

Managed Health Care–1.21%
UnitedHealth Group, Inc.	6,946	2,435,823

Movies & Entertainment–1.03%
Netflix, Inc.(b)	3,826	2,068,833

Pharmaceuticals–1.07%
Reata Pharmaceuticals, Inc., Class A(b)	17,383	2,148,886

Semiconductor Equipment–5.97%
Applied Materials, Inc.	88,403	7,629,179

ASML Holding N.V., New York Shares (Netherlands)	8,957	4,368,508

		11,997,687

Semiconductors–10.44%
NVIDIA Corp.	15,079	7,874,254

QUALCOMM, Inc.	70,163	10,688,631

Semtech Corp.(b)	33,573	2,420,278

		20,983,163

Systems Software–9.73%
Microsoft Corp.	50,710	11,278,918

Palo Alto Networks, Inc.(b)	9,865	3,505,923

ServiceNow, Inc.(b)	8,658	4,765,623

		19,550,464

Technology Hardware, Storage & Peripherals–5.41%
Apple, Inc.	81,905	10,867,974

Trucking–2.01%
Uber Technologies, Inc.(b)	79,326	4,045,626

Total Common Stocks & Other Equity Interests (Cost $84,633,513)		198,009,747

Money Market Funds–1.52%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	1,133,386	1,133,386

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)(e)	617,322	617,507

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	1,295,298	1,295,298

Total Money Market Funds (Cost $3,046,217)		3,046,191

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $87,679,730)		201,055,938

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.85%
Invesco Private Government Fund, 0.02%(d)(e)(f)	684,163	684,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 0.12%(d)(e)(f)	1,025,937	$1,026,245

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,710,408)		1,710,408

TOTAL INVESTMENTS IN SECURITIES–100.87% (Cost $89,390,138)		202,766,346

OTHER ASSETS LESS LIABILITIES–(0.87)%		(1,750,351)

NET ASSETS–100.00%		$201,015,995

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$344,022	$18,777,184	$(17,987,820)	$-	$-	$1,133,386	$1,885
Invesco Liquid Assets Portfolio, Institutional Class	254,021	13,494,964	(13,131,364)	(16)	(98)	617,507	2,349
Invesco Treasury Portfolio, Institutional Class	393,168	21,459,639	(20,557,509)	-	-	1,295,298	1,948
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	550,517	2,408,004	(2,958,521)	-	-	-	1,323	*
Invesco Liquid Assets Portfolio, Institutional Class	183,505	652,303	(836,008)	-	200	-	544	*
Invesco Private Government Fund	-	13,024,881	(12,340,718)	-	-	684,163	162	*
Invesco Private Prime Fund	-	9,888,845	(8,862,670)	-	70	1,026,245	494	*
Total	$1,725,233	$79,705,820	$(76,674,610)	$(16)	$172	$4,756,599	$8,705

*  Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities December 31, 2020	Statement of Operations For the year ended December 31, 2020

Assets:
Investments in securities, at value (Cost $84,633,513)*	$198,009,747

Investments in affiliated money market funds, at value (Cost $4,756,625)	4,756,599

Foreign currencies, at value (Cost $29,704)	29,873

Receivable for:
Fund shares sold	310,946

Dividends	1,215

Investment for trustee deferred compensation and retirement plans	73,526

Total assets	203,181,906

Liabilities:
Payable for:
Fund shares reacquired	97,394

Amount due custodian	145,439

Collateral upon return of securities loaned	1,710,408

Accrued fees to affiliates	85,875

Accrued other operating expenses	45,744

Trustee deferred compensation and retirement plans	81,051

Total liabilities	2,165,911

Net assets applicable to shares outstanding	$201,015,995

Net assets consist of:
Shares of beneficial interest	$70,494,261

Distributable earnings	130,521,734

$201,015,995

Net Assets:
Series I	$187,800,658

Series II	$13,215,337

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,137,660

Series II	387,254

Series I:
Net asset value per share	$36.55

Series II:
Net asset value per share	$34.13

*	At December 31, 2020, securities with an aggregate value of $1,591,387 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $9,917)	$696,145

Dividends from affiliated money market funds (includes securities lending income of $10,223)	16,405

Total investment income	712,550

Expenses:
Advisory fees	1,187,451

Administrative services fees	257,969

Custodian fees	11,424

Distribution fees - Series II	27,771

Transfer agent fees	29,390

Trustees’ and officers’ fees and benefits	22,128

Reports to shareholders	10,477

Professional services fees	34,179

Other	2,890

Total expenses	1,583,679

Less: Fees waived	(2,008)

Net expenses	1,581,671

Net investment income (loss)	(869,121)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	19,543,293

Affiliated investment securities	172

Foreign currencies	(3,492)

19,539,973

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	43,893,917

Affiliated investment securities	(16)

Foreign currencies	168

43,894,069

Net realized and unrealized gain	63,434,042

Net increase in net assets resulting from operations	$62,564,921

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(869,121)	$(506,840)

Net realized gain	19,539,973	15,223,819

Change in net unrealized appreciation	43,894,069	25,304,082

Net increase in net assets resulting from operations	62,564,921	40,021,061

Distributions to shareholders from distributable earnings:
Series I	(14,122,842)	(10,151,000)

Series II	(1,087,242)	(904,027)

Total distributions from distributable earnings	(15,210,084)	(11,055,027)

Share transactions–net:
Series I	16,335,060	(9,079,975)

Series II	(165,991)	(1,576,636)

Net increase (decrease) in net assets resulting from share transactions	16,169,069	(10,656,611)

Net increase in net assets	63,523,906	18,309,423

Net assets:
Beginning of year	137,492,089	119,182,666

End of year	$201,015,995	$137,492,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$27.23	$(0.17)	$12.49	$12.32	$(3.00)	$36.55	46.11%	$187,801	0.98	%(d)	0.98	%(d)	(0.53	)%(d)	56%
Year ended 12/31/19	21.92	(0.09)	7.71	7.62	(2.31)	27.23	35.88	127,308	0.99		0.99		(0.36)		46
Year ended 12/31/18	22.97	(0.12)	0.22	0.10	(1.15)	21.92	(0.45)	109,596	1.03		1.03		(0.47)		48
Year ended 12/31/17	17.89	(0.09)	6.34	6.25	(1.17)	22.97	35.13	113,352	1.06		1.06		(0.41)		43
Year ended 12/31/16	18.83	(0.06)	(0.06)	(0.12)	(0.82)	17.89	(0.76)	87,632	1.10		1.10		(0.33)		52
Series II
Year ended 12/31/20	25.63	(0.23)	11.73	11.50	(3.00)	34.13	45.79	13,215	1.23	(d)	1.23	(d)	(0.78	)(d)	56
Year ended 12/31/19	20.79	(0.15)	7.30	7.15	(2.31)	25.63	35.56	10,184	1.24		1.24		(0.61)		46
Year ended 12/31/18	21.89	(0.17)	0.22	0.05	(1.15)	20.79	(0.71)	9,587	1.28		1.28		(0.72)		48
Year ended 12/31/17	17.14	(0.14)	6.06	5.92	(1.17)	21.89	34.74	9,439	1.31		1.31		(0.66)		43
Year ended 12/31/16	18.12	(0.10)	(0.06)	(0.16)	(0.82)	17.14	(1.01)	6,799	1.35		1.35		(0.58)		52

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $147,219 and $11,108 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations

Invesco V.I. Technology Fund

and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund investsand are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to

Invesco V.I. Technology Fund

acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $2,008.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $22,356 for accounting and fund administrative services and was reimbursed $235,613 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $924 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

Invesco V.I. Technology Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$190,973,166	$7,036,581	$–	$198,009,747

Money Market Funds	3,046,191	1,710,408	–	4,756,599

Total Investments	$194,019,357	$8,746,989	$–	$202,766,346

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$1,043,018	$–

Long-term capital gain	14,167,066	11,055,027

Total distributions	$15,210,084	$11,055,027

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$1,934,423

Undistributed long-term capital gain	15,668,116

Net unrealized appreciation – investments	112,975,330

Net unrealized appreciation – foreign currencies	169

Temporary book/tax differences	(56,304)

Shares of beneficial interest	70,494,261

Total net assets	$201,015,995

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

Invesco V.I. Technology Fund

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $86,901,434 and $89,605,732, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$113,797,607

Aggregate unrealized (depreciation) of investments	(822,277)

Net unrealized appreciation of investments	$112,975,330

Cost of investments for tax purposes is $89,791,016.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2020, undistributed net investment income (loss) was increased by $871,520 and undistributed net realized gain was decreased by $871,520. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

		Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Series I	1,316,336	$40,969,639	672,084	$16,955,731

Series II	91,668	2,566,999	39,526	966,364

Issued as reinvestment of dividends:
Series I	417,589	14,122,842	412,475	10,151,000

Series II	34,417	1,087,242	39,000	904,027

Reacquired:
Series I	(1,271,839)	(38,757,421)	(1,409,534)	(36,186,706)

Series II	(136,171)	(3,820,232)	(142,286)	(3,447,027)

Net increase (decrease) in share activity	452,000	$16,169,069	(388,735)	$(10,656,611)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 11–Subsequent Event

Effective April 30, 2021, the Fund’s sub-classification under the Investment Company Act of 1940 will change from “diversified” to “non-diversified” and a related fundamental investment restriction will be eliminated.

Invesco V.I. Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Technology Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,259.10	$5.51	$1,020.26	$4.93	0.97%
Series II	1,000.00	1,257.70	6.92	1,019.00	6.19	1.22

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$14,167,066
Corporate Dividends Received Deduction*	54.49%
U.S. Treasury Obligations*	0.00%
Qualified Dividend Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

1  Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Technology Fund

Annual Report to Shareholders	December 31, 2020
Invesco V.I. Value Opportunities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIVOPP-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco V.I. Value Opportunities Fund (the Fund) outperformed the S&P 1500 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	5.45%
Series II Shares	5.33
S&P 500 Index▼(Broad Market Index)	18.40
S&P 1500 Value Index▼(Style-Specific Index)	1.60
Lipper VUF Multi-Cap Value Funds Index∎(Peer Group Index)	1.23

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

Within the S&P 1500 Value Index, sector performance was mixed during the year. Consumer discretionary and consumer staples posted the largest gains, while energy, real estate and financials posted the biggest losses.

During the year, we continued to use our intrinsic value strategy, seeking to create wealth by maintaining a long-term investment horizon and investing in companies selling at a significant discount to our estimate of their intrinsic value. We believe intrinsic value represents the fair economic worth of a business. Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from stock market indexes and peers since we typically structure the portfolio significantly differently than these benchmarks.

  Drivers of Fund performance were mainly stock-specific during the year. However, the Fund’s lack of exposure to real estate helped the Fund’s relative performance versus the S&P 1500 Value Index as the sector underperformed. Select holdings within the information technology (IT) and materials sectors contributed the most to absolute Fund performance, while select holdings in financials and materials were the largest detractors.

  IT companies Flex and Oracle were the largest contributors to absolute Fund performance during the year. Flex is a global electronic contract manufacturing firm that provides products for a diverse set of end markets. Shares of the company rose as the new management team continued to deliver on driving quality sales with higher margins and cash flows resulting in improving return on invested capital. Software company Oracle is a leading provider of enterprise resource planning (ERP) software and database technology. Shares of the company appreciated during 2020 as the company showed steady progress in customer adoption of their cloud-based ERP and database products. Materials company Eastman Chemical was also a large contributor to absolute Fund performance during the year. Eastman Chemical is a global specialty materials company that produces a broad range of products found in items people use every day. Following solid share price appreciation, we sold the Fund’s position in the company based on valuation and to fund more attractive opportunities elsewhere.

  Mortgage insurance companies MGIC Investment and Radian Group were among the largest detractors from absolute Fund performance during the year. Shares of both companies declined along with other financial stocks exposed to consumer credit in the first half of the year. Materials company Allegheny Technologies was also a large detractor during the year. The company manufactures specialty metal alloys for aerospace, energy, medical and industrial markets. We sold our position in Allegheny Technologies to fund more attractive investment opportunities elsewhere.

Invesco V.I. Value Opportunities Fund

We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value–the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.

At the end of the year, the difference between the market price and the estimated intrinsic value of the Fund was very attractive, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the gap between price and estimated intrinsic value may provide above-average capital appreciation.

We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment in Invesco V.I. Value Opportunities Fund and for sharing our long-term investment perspective.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

Portfolio manager(s):

Jonathan Edwards (Lead)

Jonathan Mueller

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Value Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (9/10/01)	4.84%
10 Years	8.47
5 Years	9.12
1 Year	5.45
Series II Shares
Inception (9/10/01)	4.58%
10 Years	8.20
5 Years	8.85
1 Year	5.33
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco V.I. Value Opportunities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds),

is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Value Opportunities Fund

Supplemental Information

Invesco V.I. Value Opportunities Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
∎	The S&P 1500 Value Index tracks the performance of US large-, mid- and small-cap value stocks.
∎	The Lipper VUF Multi-Cap Value Funds Index is an unmanaged index considered representative of multicap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Value Opportunities Fund

Fund Information

Portfolio Composition
By sector	% of total net assets

Financials	24.48%

Industrials	19.85

Consumer Discretionary	12.71

Information Technology	8.99

Health Care	7.92

Energy	7.89

Consumer Staples	6.88

Materials	6.88

Communication Services	2.64

Utilities	0.56

Money Market Funds Plus Other Assets Less Liabilities	1.20

Top 10 Equity Holdings*
% of total net assets

1. Booking Holdings, Inc.	4.59%

2. Goldman Sachs Group, Inc. (The)	3.95

3. Spectrum Brands Holdings, Inc.	3.67

4. Oracle Corp.	3.51

5. Citigroup, Inc.	3.42

6. ManpowerGroup, Inc.	3.40

7. Wells Fargo & Co.	3.40

8. AECOM	3.25

9. Athene Holding Ltd., Class A	3.24

10. Univar Solutions, Inc.	3.12

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco V.I. Value Opportunities Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–98.80%

Auto Parts & Equipment–2.47%

Dana, Inc.	109,627	$2,139,919

Building Products–0.24%

Builders FirstSource, Inc.(b)	5,100	208,131

Communications Equipment–0.27%

Ciena Corp.(b)	4,500	237,825

Construction & Engineering–3.25%

AECOM(b)	56,645	2,819,788

Consumer Finance–0.06%

SLM Corp.	4,400	54,516

Distributors–2.26%

LKQ Corp.(b)	55,500	1,955,820

Diversified Banks–6.82%

Citigroup, Inc.	48,072	2,964,119

Wells Fargo & Co.	97,700	2,948,586

		5,912,705

Diversified Chemicals–2.60%

Huntsman Corp.	89,600	2,252,544

Electrical Components & Equipment–2.08%

nVent Electric PLC	77,600	1,807,304

Electronic Manufacturing Services–3.58%

Flex Ltd.(b)	65,365	1,175,263

Jabil, Inc.	45,442	1,932,648

		3,107,911

Food Distributors–2.45%

US Foods Holding Corp.(b)	63,700	2,121,847

Health Care Services–2.28%

Cigna Corp.	9,500	1,977,710

Health Care Technology–1.14%

Change Healthcare, Inc.(b)	52,900	986,585

Hotels, Resorts & Cruise Lines–2.89%

Norwegian Cruise Line Holdings Ltd.(b)	5,700	144,951

Wyndham Destinations, Inc.	52,700	2,364,122

		2,509,073

Household Products–4.44%

Energizer Holdings, Inc.	15,689	661,762

Spectrum Brands Holdings, Inc.	40,309	3,183,605

		3,845,367

Human Resource & Employment Services–3.40%

ManpowerGroup, Inc.	32,700	2,948,886

Independent Power Producers & Energy Traders–0.56%

Vistra Corp.	24,500	481,670

Industrial Conglomerates–2.07%

Carlisle Cos., Inc.	11,500	1,796,070

	Shares	Value

Industrial Machinery–2.99%

Crane Co.	27,800	$2,158,948

Timken Co. (The)	5,600	433,216

		2,592,164

Interactive Media & Services–2.64%

Baidu, Inc., ADR (China)(b)	10,600	2,292,144

Internet & Direct Marketing Retail–5.10%

Alibaba Group Holding Ltd., ADR (China)(b)	1,900	442,187

Booking Holdings, Inc.(b)	1,785	3,975,677

		4,417,864

Investment Banking & Brokerage–3.95%

Goldman Sachs Group, Inc. (The)	13,000	3,428,230

IT Consulting & Other Services–1.61%

KBR, Inc.	45,200	1,398,036

Life & Health Insurance–3.30%

Athene Holding Ltd., Class A(b)	65,200	2,812,728

MetLife, Inc.	1,017	47,748

		2,860,476

Managed Health Care–4.50%

Anthem, Inc.	6,400	2,054,976

Centene Corp.(b)	30,700	1,842,921

		3,897,897

Oil & Gas Exploration & Production–4.25%

Diamondback Energy, Inc.	44,400	2,148,960

Parsley Energy, Inc., Class A	107,900	1,532,180

		3,681,140

Oil & Gas Refining & Marketing–3.65%

Marathon Petroleum Corp.	50,100	2,072,136

Phillips 66	15,600	1,091,064

		3,163,200

Other Diversified Financial Services–2.61%

Equitable Holdings, Inc.	88,300	2,259,597

Paper Packaging–2.16%

Sealed Air Corp.	40,800	1,868,232

Regional Banks–4.15%

TCF Financial Corp.	66,200	2,450,724

Western Alliance Bancorporation	19,100	1,145,045

		3,595,769

Research & Consulting Services–2.04%

Nielsen Holdings PLC	84,800	1,769,776

Specialty Chemicals–2.12%

Axalta Coating Systems Ltd.(b)	62,800	1,792,940

Element Solutions, Inc.	2,700	47,871

		1,840,811

Systems Software–3.51%

Oracle Corp.	47,095	3,046,576

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

	Shares	Value
Thrifts & Mortgage Finance–3.59%

MGIC Investment Corp.	163,882	$2,056,719
Radian Group, Inc.	51,998	1,052,960
		3,109,679
Trading Companies & Distributors–3.77%

AerCap Holdings N.V. (Ireland)(b)	7,500	341,850

Univar Solutions, Inc.(b)	142,400	2,707,024
WESCO International, Inc.(b)	2,800	219,800
		3,268,674
Total Common Stocks & Other Equity Interests (Cost $68,005,213)		85,653,936

Money Market Funds–1.11%

Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	313,458	313,458

	Shares	Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	291,345	$291,432
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	358,238	358,238
Total Money Market Funds (Cost $962,927)		963,128
TOTAL INVESTMENTS IN SECURITIES-99.91% (Cost $68,968,140)		86,617,064
OTHER ASSETS LESS LIABILITIES-0.09%		82,020
NET ASSETS–100.00%		$86,699,084

Investment	Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 563,912	$ 7,073,153	$ (7,323,607)	$ -	$ -	$313,458	$2,810

Invesco Liquid Assets Portfolio, Institutional Class	412,357	5,111,606	(5,232,524)	112	(119)	291,432	3,357

Invesco Treasury Portfolio, Institutional Class	644,471	8,083,604	(8,369,837)	-	-	358,238	2,970
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	-	1,356,600	(1,356,600)	-	-	-	250	*

Invesco Liquid Assets Portfolio, Institutional Class	-	452,402	(452,196)	-	(206)	-	105	*
Total	$1,620,740	$22,077,365	$(22,734,764)	$112	$(325)	$963,128	$9,49	2

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $68,005,213)	$85,653,936
Investments in affiliated money market funds, at value (Cost $962,927)	963,128
Foreign currencies, at value (Cost $3,099)	3,542
Receivable for:
Investments sold	566,012
Fund shares sold	1,993
Dividends	16,731
Investment for trustee deferred compensation and retirement plans	121,840
Total assets	87,327,182

Liabilities:

Payable for:
Fund shares reacquired	346,610
Amount due custodian	62,501
Accrued fees to affiliates	44,879
Accrued other operating expenses	44,572
Trustee deferred compensation and retirement plans	129,536
Total liabilities	628,098
Net assets applicable to shares outstanding	$86,699,084

Net assets consist of:

Shares of beneficial interest	$72,861,950
Distributable earnings	13,837,134

$86,699,084

Net Assets:

Series I	$64,560,350
Series II	$22,138,734

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	11,489,984
Series II	3,946,911
Series I:
Net asset value per share	$5.62
Series II:
Net asset value per share	$5.61

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $4,182)	$1,369,879
Dividends from affiliated money market funds (includes securities lending income of $9,005)	18,142
Total investment income	1,388,021

Expenses:

Advisory fees	511,488
Administrative services fees	120,659
Custodian fees	2,689
Distribution fees - Series II	47,562
Transfer agent fees	24,679
Trustees’ and officers’ fees and benefits	20,822
Reports to shareholders	12,198
Professional services fees	31,116
Other	2,543
Total expenses	773,756
Less: Fees waived	(2,444)
Net expenses	771,312
Net investment income	616,709

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(3,878,819)
Affiliated investment securities	(325)
Foreign currencies	246
(3,878,898)
Change in net unrealized appreciation of:
Unaffiliated investment securities	7,391,104
Affiliated investment securities	112
Foreign currencies	1,467
7,392,683
Net realized and unrealized gain	3,513,785
Net increase in net assets resulting from operations	$4,130,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019
Operations:

Net investment income	$616,709	$233,340
Net realized gain (loss)	(3,878,898)	4,534,845
Change in net unrealized appreciation	7,392,683	18,922,226
Net increase in net assets resulting from operations	4,130,494	23,690,411

Distributions to shareholders from distributable earnings:

Series I	(2,681,516)	(13,915,883)
Series II	(875,536)	(4,877,021)
Total distributions from distributable earnings	(3,557,052)	(18,792,904)

Share transactions–net:

Series I	(3,516,962)	4,066,968
Series II	(1,711,474)	1,082,646
Net increase (decrease) in net assets resulting from share transactions	(5,228,436)	5,149,614
Net increase (decrease) in net assets	(4,654,994)	10,047,121

Net assets:

Beginning of year	91,354,078	81,306,957
End of year	$86,699,084	$91,354,078

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/20	$5.60	$0.04	$0.22		$0.26	$(0.02)	$(0.22)	$(0.24)	$5.62	5.45%		$64,560	0.99	%(d)	0.99	%(d)	0.90	%(d)	67%
Year ended 12/31/19	5.50	0.02	1.51	(e)	1.53	(0.02)	(1.41)	(1.43)	5.60	30.61	(e)	67,691	0.97		0.97		0.32		34
Year ended 12/31/18	7.58	0.01	(1.30)		(1.29)	(0.02)	(0.77)	(0.79)	5.50	(19.18)		59,998	1.01		1.01		0.22		45
Year ended 12/31/17	6.48	0.02	1.11	(f)	1.13	(0.03)	-	(0.03)	7.58	17.44	(f)	87,232	0.98		0.98		0.30		28
Year ended 12/31/16	7.82	0.03	1.10		1.13	(0.03)	(2.44)	(2.47)	6.48	18.34		85,722	1.01		1.02		0.43		36
Series II
Year ended 12/31/20	5.58	0.03	0.22		0.25	(0.00)	(0.22)	(0.22)	5.61	5.33		22,139	1.24	(d)	1.24	(d)	0.65	(d)	67
Year ended 12/31/19	5.49	0.00	1.50	(e)	1.50	-	(1.41)	(1.41)	5.58	30.12	(e)	23,663	1.22		1.22		0.07		34
Year ended 12/31/18	7.56	(0.00)	(1.30)		(1.30)	-	(0.77)	(0.77)	5.49	(19.35)		21,309	1.26		1.26		(0.03)		45
Year ended 12/31/17	6.45	0.00	1.11	(f)	1.11	0.00	-	0.00	7.56	17.23	(f)	35,328	1.23		1.23		0.05		28
Year ended 12/31/16	7.79	0.01	1.10		1.11	(0.01)	(2.44)	(2.45)	6.45	17.92		54,438	1.26		1.27		0.18		36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $54,570 and $19,025 for Series I and Series II shares, respectively.
(e)

Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $1.44 and $1.43 for Series I and Series II shares, respectively. Total returns would have been lower.

(f)

Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $1.09 and $1.09 for Series I and Series II shares, respectively. Total returns would have been lower.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco V.I. Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. Value Opportunities Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

Invesco V.I. Value Opportunities Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.695%
Next $250 million	0.670%
Next $500 million	0.645%
Next $1.5 billion	0.620%
Next $2.5 billion	0.595%
Next $2.5 billion	0.570%
Next $2.5 billion	0.545%
Over $10 billion	0.520%

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.695%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $2,444.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $10,334 for accounting and fund administrative services and was reimbursed $110,325 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $1,118 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1– Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Value Opportunities Fund

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$1,182,372	$2,447,612

Long-term capital gain	2,374,680	16,345,292

Total distributions	$3,557,052	$18,792,904

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$600,358

Net unrealized appreciation - investments	17,238,263

Net unrealized appreciation - foreign currencies	1,605

Temporary book/tax differences	(89,217)

Capital loss carryforward	(3,913,875)

Shares of beneficial interest	72,861,950

Total net assets	$86,699,084

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$-	$3,913,875	$3,913,875

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Invesco V.I. Value Opportunities Fund

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $48,581,381 and $55,777,415, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$19,022,128

Aggregate unrealized (depreciation) of investments	(1,783,865)

Net unrealized appreciation of investments	$17,238,263

Cost of investments for tax purposes is $69,378,801.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund adjustments and foreign currency transactions, on December 31, 2020, undistributed net investment income was decreased by $2,787 and undistributed net realized gain (loss) was increased by $2,787. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:

Series I	794,326	$3,215,357	585,705	$3,555,762

Series II	396,937	1,547,212	183,035	1,127,174

Issued as reinvestment of dividends:

Series I	577,913	2,681,516	2,766,577	13,915,883

Series II	189,101	875,536	971,518	4,877,021

Reacquired:

Series I	(1,977,810)	(9,413,835)	(2,173,905)	(13,404,677)

Series II	(876,914)	(4,134,222)	(801,319)	(4,921,549)

Net increase (decrease) in share activity	(896,447)	$(5,228,436)	1,531,611	$5,149,614

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 11–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco V.I. American Value Fund (the “Acquiring Fund”).

The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2021. The reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

Invesco V.I. Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Value Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Value Opportunities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,363.90	$5.94	$1,020.11	$5.08	1.00%
Series II	1,000.00	1,363.70	7.37	1,018.90	6.29	1.24

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,374,680
Corporate Dividends Received Deduction*	91.90%
Qualified Dividend Income*	94.03%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson -1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown -1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

			N/A	N/A

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

			N/A	N/A

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

			N/A	N/A

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey -1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Value Opportunities Fund

Annual Report to Shareholders	December 31, 2020

Invesco Oppenheimer V.I. Capital Appreciation Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VICAPA-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco Oppenheimer V.I. Capital Appreciation Fund (the Fund) underperformed the Russell 1000 Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	36.59%
Series II Shares	36.24
S&P 500 Index▼	18.40
Russell 1000 Growth Index▼	38.49
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    Given this landscape, the Fund produced a strong, double digit return but underperformed the Russell 1000 Growth Index during the year. Stock selection in consumer discretionary, information technology (IT) and energy were key relative detractors from Fund performance. Additionally, an overweight in consumer discretionary and energy, and an underweight in IT, relative to the Russell 1000 Growth Index also detracted from returns. Conversely, stock selection in the health care, communication services, materials and industrials sectors were relative contributors to Fund performance. An underweight in health care and a lack of real estate exposure was also beneficial to relative returns.

    Top individual contributors to the Fund’s absolute performance during the year included Amazon.com, PayPal and Moderna.

    The COVID-19 event has accelerated some of the long-term shifts driven by technological changes and increased connectivity that we seek to capture in the Fund’s investments. eCommerce platforms have seen substantial growth in demand from new users, as well as for the previously underpenetrated categories of food and consumables. An overweight allocation in Amazon was beneficial as the eCommerce giant experienced a surge in demand for food, consumables and office supplies as users worked, schooled and shopped from home in 2020.

    Pandemic-related movement restrictions grew the rate of new customers as PayPal’s digital payments platform benefited from the shift to eCommerce. Even when COVID-19 restrictions lifted, PayPal’s growth had not significantly slowed from elevated levels. We believe the market is also starting to discount new product releases that should expand Pay-Pal’s total addressable market and support high growth.

    We originally purchased Moderna in the summer of 2019 given its promising new messenger-RNA platform which uses genetic material to produce vaccines to provoke an immune response. Its speed of delivery and portability was an important part of our original investment thesis. Having the position and access to the company’s reports to shareholders also gave us confidence around a vaccination timeline at the height of uncertainty in March and April. Moderna made a COVID-19 prototype at an all-time record pace of just 42 days. Also, it is anticipated that it can pivot quickly to handle virus mutations. Moderna contributed to both absolute and relative performance during the year. Following material gains, the shares were sold given their rich valuation.

    Top individual absolute detractors from Fund performance included Norwegian Cruise Line Holdings, Tyson Foods and Airbus.

    Cruise line stocks like Norwegian Cruise Line Holdings sold off deeply in the first quarter. Early in the year, we had kept exposure thinking COVID-19 might be contained within Asia, which is not yet a major cruising market. Once the virus appeared in Europe, the largest cruise destination market, we reduced exposure significantly and eventually phased out exposure completely as their path to growth would be slow and uncertain.

    Tyson Foods suffered during the year as almost one-third of its business supplies food to restaurants, which were forced to close in lockdowns and operate at reduced capacity once allowed to open back up. COVID-19 infections also caused major disruptions to Tyson Food’s meat processing plants, forcing

Invesco Oppenheimer V.I. Capital Appreciation Fund

closures and causing protein shortages. We significantly reduced our exposure throughout the year.

    Going into the COVID-19 crisis, Airbus held an unparalleled position in aerospace with an order backlog, a competitor whose main product was deficient and grounded, as well as a strong balance sheet with plenty of liquidity. Global air travel was grounded to a halt this year and has yet to recover fully. We sold Airbus as it seems unlikely that the struggling airlines will be able to purchase new aircrafts anytime soon.

    Our fundamental bottom-up research led us to overweight exposures in communication services, consumer discretionary and financials at year end, relative to the Russell 1000 Growth Index. Within consumer discretionary, we were focused on technology-driven share shift, demographics and changing behaviors. Despite being a small position overall, the Fund was overweight in financials given the potential to benefit from economic recovery supported by vaccine rollout. Underweight exposures included IT, health care, real estate and consumer staples. Within IT, semiconductors were the only overweight industry, given a preference for technology-driven companies within the communication services and consumer discretionary sectors. Within health care, we have a preference for life sciences & tools, the “arms dealers” into the biopharma complex, and health care equipment & supplies, with a focus on secular trends such as robotics and disruptive innovators.

    At the close of the year, we continued to expect volatility as the global economy ebbs and flows between high COVID-19 infection rates with lockdowns and vaccinations supporting reopening’s with a return to normalcy. Interest rates are likely to remain low by historic standards and economic growth is likely to remain muted on a full year basis, although some quarters will benefit from easy comparisons versus the lockdowns of 2020. We believe this is a ripe environment for equities in general as pent up demand further propels the cyclical recovery. However, value industries lack pricing power in the face of globalization, overcapacity and increased efficiencies mostly due to technological changes. Therefore, we believe growth will continue to outperform. As ever, we believe change is the fuel for growth and our positioning will be active within the unfolding vaccine-related opportunities to go back outside yet balanced with secular growers. We continue to seek to identify “share-takers,” companies that can gain market share through technology-enabled advantages in their business models and from disruptive shifts in enterprise and consumer behavior.

    Thank you for your commitment to the Invesco Oppenheimer V.I. Capital Appreciation Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

Portfolio manager(s):

Ash Shah

Ronald Zibelli, Jr. (Lead)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (4/3/85)	10.98%
10 Years	14.30
5 Years	16.82
1 Year	36.59

Series II Shares
Inception (9/18/01)	8.46%
10 Years	14.01
5 Years	16.52
1 Year	36.24

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Capital Appreciation Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Capital Appreciation Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco Oppenheimer V.I. Capital Appreciation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Supplemental Information

Invesco Oppenheimer V.I. Capital Appreciation Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎  The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎  The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

∎  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	35.56%
Communication Services	19.87
Consumer Discretionary	19.73
Health Care	9.65
Industrials	5.05
Financials	4.40
Consumer Staples	2.73
Other Sectors, Each Less than 2% of Net Assets	1.76
Money Market Funds Plus Other Assets Less Liabilities	1.25

Top 10 Equity Holdings*

% of total net assets
1. Amazon.com, Inc.	10.48%
2. Facebook, Inc., Class A	5.10
3. Alphabet, Inc., Class C	5.04
4. Microsoft Corp.	5.00
5. Apple, Inc.	3.92
6. Mastercard, Inc., Class A	3.20
7. Lowe’s Cos., Inc.	2.96
8. PayPal Holdings, Inc.	2.71
9. Activision Blizzard, Inc.	2.56
10. Nintendo Co. Ltd.	2.25

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–98.74%

Application Software–8.41%
Adobe, Inc.(b)	12,105	$6,053,953

Paylocity Holding Corp.(b)	15,331	3,156,806

RealPage, Inc.(b)	72,502	6,325,074

RingCentral, Inc., Class A(b)	37,847	14,342,878

salesforce.com, inc.(b)	67,198	14,953,571

Splunk, Inc.(b)	36,077	6,129,122

Trade Desk, Inc. (The), Class A(b)	20,692	16,574,292

Unity Software, Inc.(b)	21,509	3,300,986

		70,836,682

Asset Management & Custody Banks–3.25%
Apollo Global Management, Inc.	169,890	8,321,212

Ares Management Corp., Class A	144,275	6,788,139

KKR & Co., Inc., Class A	302,500	12,248,225

		27,357,576

Automotive Retail–0.37%
CarMax, Inc.(b)	32,775	3,095,926

Biotechnology–1.04%
Alnylam Pharmaceuticals, Inc.(b)	28,011	3,640,590

BeiGene Ltd., ADR (China)(b)	18,338	4,738,356

BioNTech SE, ADR (Germany)(b)	2,176	177,387

Moderna, Inc.(b)	1,759	183,763

		8,740,096

Cable & Satellite–0.82%
Altice USA, Inc., Class A(b)	182,895	6,926,234

Consumer Electronics–1.50%
Sony Corp. (Japan)	125,300	12,598,123

Copper–0.96%
Freeport-McMoRan, Inc.	310,927	8,090,295

Data Processing & Outsourced Services–8.11%
Fidelity National Information Services, Inc.	8,399	1,188,123

Mastercard, Inc., Class A	75,491	26,945,757

PayPal Holdings, Inc.(b)	97,579	22,853,002

Visa, Inc., Class A	49,719	10,875,037

WEX, Inc.(b)	31,704	6,452,715

		68,314,634

Diversified Support Services–0.46%
Cintas Corp.	11,072	3,913,509

Environmental & Facilities Services–0.46%
GFL Environmental, Inc. (Canada)	132,327	3,861,302

Food Distributors–1.08%
Sysco Corp.	123,010	9,134,723

Health Care Distributors–0.17%
Henry Schein, Inc.(b)	21,532	1,439,630

Health Care Equipment–3.90%
Danaher Corp.	32,086	7,127,584

DexCom, Inc.(b)	10,730	3,967,096

	Shares	Value

Health Care Equipment–(continued)
Intuitive Surgical, Inc.(b)	10,384	$8,495,150

Teleflex, Inc.	14,219	5,852,114

Zimmer Biomet Holdings, Inc.	47,862	7,375,055

		32,816,999

Health Care Services–0.61%
LHC Group, Inc.(b)	23,943	5,107,521

Health Care Supplies–0.28%
West Pharmaceutical Services, Inc.	8,330	2,359,972

Health Care Technology–0.37%
GoodRx Holdings, Inc., Class A(b)	76,456	3,084,235

Home Improvement Retail–2.96%
Lowe’s Cos., Inc.	155,031	24,884,026

Hotels, Resorts & Cruise Lines–0.84%
Wyndham Destinations, Inc.	157,556	7,067,962

Industrial Conglomerates–0.39%
Roper Technologies, Inc.	7,677	3,309,478

Industrial Gases–0.16%
Linde PLC (United Kingdom)	4,990	1,314,915

Industrial Machinery–0.23%
Chart Industries, Inc.(b)	16,163	1,903,840

Interactive Home Entertainment–7.54%
Activision Blizzard, Inc.	231,711	21,514,366

Electronic Arts, Inc.	78,674	11,297,586

Nintendo Co. Ltd. (Japan)	29,700	18,954,219

Take-Two Interactive Software, Inc.(b)	56,292	11,696,915

		63,463,086

Interactive Media & Services–10.55%
Alphabet, Inc., Class C(b)	24,248	42,479,586

Facebook, Inc., Class A(b)	157,105	42,914,802

ZoomInfo Technologies, Inc., Class A(b)	71,179	3,432,963

		88,827,351

Internet & Direct Marketing Retail–13.56%
Alibaba Group Holding Ltd., ADR (China)(b)	75,571	17,587,639

Amazon.com, Inc.(b)	27,095	88,246,518

Booking Holdings, Inc.(b)	3,736	8,321,081

		114,155,238

Leisure Facilities–0.21%
Cedar Fair L.P.	44,260	1,741,188

Life & Health Insurance–0.88%
Athene Holding Ltd., Class A(b)	171,673	7,405,973

Life Sciences Tools & Services–1.69%
10X Genomics, Inc., Class A(b)	20,777	2,942,023

Avantor, Inc.(b)	402,192	11,321,705

		14,263,728

Managed Health Care–1.59%
Humana, Inc.	16,839	6,908,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Capital Appreciation Fund

	Shares	Value

Managed Health Care–(continued)
UnitedHealth Group, Inc.	18,513	$6,492,139

		13,400,675

Movies & Entertainment–0.96%
IMAX Corp.(b)	109,268	1,969,010

Netflix, Inc.(b)	11,358	6,141,611

		8,110,621

Oil & Gas Exploration & Production–0.51%
Apache Corp.	300,082	4,258,164

Packaged Foods & Meats–1.64%
Conagra Brands, Inc.	77,987	2,827,809

Nomad Foods Ltd. (United Kingdom)(b)	98,558	2,505,344

Tyson Foods, Inc., Class A	132,030	8,508,013

		13,841,166

Railroads–0.89%
Kansas City Southern	25,728	5,251,857

Union Pacific Corp.	10,621	2,211,504

		7,463,361

Regional Banks–0.27%
SVB Financial Group(b)	5,825	2,259,110

Research & Consulting Services–0.52%
CoStar Group, Inc.(b)	4,762	4,401,421

Restaurants–0.30%
Restaurant Brands International, Inc. (Canada)	42,058	2,570,164

Semiconductor Equipment–2.36%
Applied Materials, Inc.	171,999	14,843,513

ASML Holding N.V., New York Shares (Netherlands)	10,283	5,015,225

		19,858,738

Semiconductors–4.75%
NVIDIA Corp.	20,697	10,807,973

QUALCOMM, Inc.	121,611	18,526,220

Semtech Corp.(b)	147,480	10,631,833

		39,966,026

Investment Abbreviations:

ADR – American Depositary Receipt

	Shares	Value

Specialty Chemicals–0.13%
Sherwin-Williams Co. (The)	1,523	$1,119,268

Systems Software–8.01%
Microsoft Corp.	189,085	42,056,286

Palo Alto Networks, Inc.(b)	40,103	14,252,205

ServiceNow, Inc.(b)	20,233	11,136,850

		67,445,341

Technology Hardware, Storage & Peripherals–3.92%
Apple, Inc.	248,617	32,988,990

Trading Companies & Distributors–1.04%
Fastenal Co.	69,365	3,387,093

United Rentals, Inc.(b)	23,177	5,374,978

		8,762,071

Trucking–1.05%
Knight-Swift Transportation Holdings, Inc.	37,170	1,554,450

Lyft, Inc., Class A(b)	105,501	5,183,264

Uber Technologies, Inc.(b)	41,559	2,119,509

		8,857,223

Total Common Stocks & Other Equity Interests (Cost $418,014,016)		831,316,581

Money Market Funds–1.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	2,929,702	2,929,702

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	2,091,768	2,092,396

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	3,348,230	3,348,230

Total Money Market Funds (Cost $8,370,494)		8,370,328

TOTAL INVESTMENTS IN SECURITIES–99.74% (Cost $426,384,510)		839,686,909

OTHER ASSETS LESS LIABILITIES–0.26%		2,227,170

NET ASSETS–100.00%		$841,914,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$44,120,538	$(41,190,836)	$-	$-	$2,929,702	$1,833

Invesco Liquid Assets Portfolio, Institutional Class	-	5,253,956	(3,161,312)	(166)	(82)	2,092,396	88

Invesco Treasury Portfolio, Institutional Class	-	8,406,329	(5,058,099)	-	-	3,348,230	20

Total	$-	$57,780,823	$(49,410,247)	$(166)	$(82)	$8,370,328	$1,941

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $418,014,016)	$831,316,581

Investments in affiliated money market funds, at value (Cost $8,370,494)	8,370,328

Cash	1,505,232

Foreign currencies, at value (Cost $174)	175

Receivable for:
Fund shares sold	1,397,204

Dividends	351,846

Investment for trustee deferred compensation and retirement plans	123,810

Total assets	843,065,176

Liabilities:
Payable for:
Fund shares reacquired	479,877

Accrued fees to affiliates	387,372

Accrued other operating expenses	160,037

Trustee deferred compensation and retirement plans	123,811

Total liabilities	1,151,097

Net assets applicable to shares outstanding	$841,914,079

Net assets consist of:
Shares of beneficial interest	$389,236,307

Distributable earnings	452,677,772

$841,914,079

Net Assets:
Series I	$626,303,582

Series II	$215,610,497

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,903,873

Series II	3,140,962

Series I:
Net asset value per share	$70.34

Series II:
Net asset value per share	$68.64

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $117,777)	$5,042,128

Dividends from affiliated money market funds	1,941

Total investment income	5,044,069

Expenses:
Advisory fees	5,135,174

Administrative services fees	1,180,137

Custodian fees	3,755

Distribution fees - Series II	472,733

Transfer agent fees	39,446

Trustees’ and officers’ fees and benefits	25,800

Reports to shareholders	67,615

Professional services fees	46,399

Other	16,126

Total expenses	6,987,185

Less: Fees waived	(598,281)

Net expenses	6,388,904

Net investment income (loss)	(1,344,835)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	44,096,343

Affiliated investment securities	(82)

Foreign currencies	5,111

Forward foreign currency contracts	(3,325)

44,098,047

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	187,485,006

Affiliated investment securities	(166)

Foreign currencies	24,045

187,508,885

Net realized and unrealized gain	231,606,932

Net increase in net assets resulting from operations	$230,262,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(1,344,835)	$234,983

Net realized gain	44,098,047	107,254,371

Change in net unrealized appreciation	187,508,885	103,531,279

Net increase in net assets resulting from operations	230,262,097	211,020,633

Distributions to shareholders from distributable earnings:
Series I	(81,814,036)	(49,378,533)

Series II	(28,225,418)	(18,651,335)

Total distributions from distributable earnings	(110,039,454)	(68,029,868)

Share transactions–net:
Series I	(6,360,539)	(29,869,839)

Series II	(10,935,911)	23,369,205

Net increase (decrease) in net assets resulting from share transactions	(17,296,450)	(6,500,634)

Net increase in net assets	102,926,193	136,490,131

Net assets:
Beginning of year	738,987,886	602,497,755

End of year	$841,914,079	$738,987,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Series I
Year ended 12/31/20	$59.77	$(0.08)	$21.00	$20.92	$ –	$(10.35)	$(10.35)	$70.34	36.59%	$626,304	0.80	%(e)	0.88	%(e)	(0.12	)%(e)	37%
Year ended 12/31/19	48.50	0.06	16.80	16.86	(0.04)	(5.55)	(5.59)	59.77	36.20	538,247	0.80		0.88		0.10		73
Year ended 12/31/18	55.70	0.09	(2.71)	(2.62)	(0.19)	(4.39)	(4.58)	48.50	(5.73)	460,708	0.80		0.85		0.16		27
Year ended 12/31/17	48.36	0.15	12.33	12.48	(0.13)	(5.01)	(5.14)	55.70	26.83	556,227	0.80		0.82		0.29		26
Year ended 12/31/16	55.49	0.12	(1.57)	(1.45)	(0.22)	(5.46)	(5.68)	48.36	(2.20)	501,756	0.80		0.83		0.25		114
Series II
Year ended 12/31/20	58.67	(0.23)	20.55	20.32	–	(10.35)	(10.35)	68.64	36.24	215,610	1.05	(e)	1.13	(e)	(0.37	)(e)	37
Year ended 12/31/19	47.78	(0.08)	16.52	16.44	–	(5.55)	(5.55)	58.67	35.84	200,741	1.05		1.13		(0.15)		73
Year ended 12/31/18	54.89	(0.05)	(2.67)	(2.72)	–	(4.39)	(4.39)	47.78	(5.96)	141,790	1.05		1.10		(0.09)		27
Year ended 12/31/17	47.73	0.02	12.16	12.18	(0.01)	(5.01)	(5.02)	54.89	26.50	316,864	1.05		1.07		0.04		26
Year ended 12/31/16	54.80	0.00	(1.55)	(1.55)	(0.06)	(5.46)	(5.52)	47.73	(2.43)	295,226	1.05		1.08		0.00		114

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended October 31, 2019, 2018, 2017, and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $550,544 and $189,093 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer V.I. Capital Appreciation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is to seek capital appreciation.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The	following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco Oppenheimer V.I. Capital Appreciation Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

The Fund is non-diversified and will invest in securities of fewer issues than if it were diversified.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the rate applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (“DTA”) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund will assess whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance. The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

Invesco Oppenheimer V.I. Capital Appreciation Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Upto $200 million	0.750%

Next $ 200 million	0.720%

Next $ 200 million	0.690%

Next $ 200 million	0.660%

Next $ 200 million	0.600%

Over $1 billion	0.580%

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with Invesco.

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.69%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

    The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $598,281.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $106,431 for accounting and fund administrative services and was reimbursed $1,073,706 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Invesco Oppenheimer V.I. Capital Appreciation Fund

    For the year ended December 31, 2020, the Fund incurred $3,520 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$799,764,239	$31,552,342	$–	$831,316,581

Money Market Funds	8,370,328	–	–	8,370,328

Total Investments	$808,134,567	$31,552,342	$–	$839,686,909

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency
Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(3,325)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$289,807

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Invesco Oppenheimer V.I. Capital Appreciation Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$4,657,573	$2,174,989

Long-term capital gain	105,381,881	65,854,879

Total distributions	$110,039,454	$68,029,868

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed long-term capital gain	$45,467,293

Net unrealized appreciation – investments	409,655,865

Net unrealized appreciation – foreign currencies	12,610

Temporary book/tax differences	(2,457,996)

Shares of beneficial interest	389,236,307

Total net assets	$841,914,079

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership transactions.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $273,944,016 and $417,124,220, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$411,594,426

Aggregate unrealized (depreciation) of investments	(1,938,561)

Net unrealized appreciation of investments	$409,655,865

    Cost of investments for tax purposes is $430,031,044.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership transactions and net operating loss, on December 31, 2020, undistributed net investment income (loss) was increased by $675,712, undistributed net realized gain was increased by $708,758 and shares of beneficial interest was decreased by $1,384,470. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Series I	286,935	$18,471,044	222,808	$12,378,336
Series II	706,142	41,437,974	809,631	43,673,830

Issued as reinvestment of dividends:
Series I	1,269,813	81,814,036	930,266	49,378,533
Series II	448,663	28,225,406	357,511	18,651,335

Issued in connection with acquisitions:

Invesco Oppenheimer V.I. Capital Appreciation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(1,658,108)	$(106,645,619)	(1,646,179)	$(91,626,708)

Series II	(1,435,287)	(80,599,291)	(713,247)	(38,955,960)

Net increase (decrease) in share activity	(381,842)	$(17,296,450)	(39,210)	$(6,500,634)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

Effective on or about April 30, 2021, the name of the Fund and all references thereto will change from Invesco Oppenheimer V.I. Capital Appreciation Fund to Invesco V.I. Capital Appreciation Fund.

    Further, effective April 30, 2021, the Fund’s sub-classification under the Investment Company Act of 1940 will change from “diversified” to “non-diversified” and a related fundamental investment restriction will be eliminated.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Capital Appreciation Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Capital Appreciation Fund (formerly known as Oppenheimer Capital Appreciation Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,251.30	$4.53	$1,021.11	$4.06	0.80%
Series II	1,000.00	1,249.70	5.94	1,019.86	5.33	1.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$105,381,881
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco Oppenheimer V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection

(non-profit)

Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco Oppenheimer V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco Oppenheimer V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco Oppenheimer V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco Oppenheimer V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco Oppenheimer V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Oppenheimer V.I. Capital Appreciation Fund

Annual Report to Shareholders	December 31, 2020
Invesco Oppenheimer V.I. Conservative Balanced Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VICBAL-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco Oppenheimer V.I. Conservative Balanced Fund (the Fund) outperformed the Custom Invesco Oppenheimer V.I. Conservative Balanced Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	14.86%
Series II Shares	14.59
Russell 3000 Index▼	20.89
Bloomberg Barclays U.S. Aggregate Bond Index▼	7.51
Custom Invesco Oppenheimer V.I. Conservative Balanced Index∎	13.69
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

During the year, stock selection in the communication services and financials sectors were the largest contributors to the equity holding’s performance versus the Russell 3000 Index. This was offset by weaker stock selection in the health care and consumer discretionary sectors.

The largest individual contributors to performance during the year included NVIDIA and Microsoft. NVIDIA experienced strength in both its gaming and data center businesses for accelerated computing. Those end markets had secular growth tailwinds, and both were in the early stages of new product cycles.

Microsoft benefited from strong execution and various tailwinds that were accelerated due to the pandemic including the increased need and importance of technology to work from home. The company experienced continued momentum for commercial cloud offerings and reported strong revenue growth and increased operating margin.

The largest individual detractors to performance during the fiscal year included SL Green and ExxonMobil. SL Green is a pure play on New York City office space. The stock was hit very hard when investors grew concerned that COVID-19 would inflict long-term damage on New York office demand. The collapse of an anticipated building sale due to the buyer’s inability to obtain financing also dealt a blow to the stock, as the proceeds had been earmarked for share buybacks. During the year, we disposed of our previous investment in SL Green.

ExxonMobil was negatively impacted by the general weakness across the energy sector. Oil prices and related equities were hit particularly hard during the first quarter of 2020 when mandatory quarantines dramatically reduced demand for driving and flying.

In fixed income markets, the 10-year US Treasury yield continued to decline at the start of the year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the year at 0.88%, 85 basis points lower than at the beginning of the year.4 (A basis point is one one-hundredth of a percentage point.)

US corporate markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. With a potential vaccine in sight for the end of 2020 or early 2021 the broader bond market ended the year in positive territory.

Overweight exposure to investment grade bonds was the most notable contributor to

Invesco Oppenheimer V.I. Conservative Balanced Fund

Fund performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. However, trading friction detracted from Fund performance with the majority of the impact occurring in the second quarter due to market volatility and higher than usual bid/offers. With regard to security selection, in the financial institutions and technology sectors, security selection contributed to relative Fund performance during the year. The Fund’s allocation to cash holdings also contributed to relative performance. Meanwhile, security selection in the investment grade industrial sector and high yield banking sector detracted from relative Fund performance.

Thank you for your continued investment in Invesco Oppenheimer V.I. Conservative Balanced Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

4 Source: US Department of the Treasury

Portfolio manager(s):

Michael Hyman

Magnus Krantz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (2/9/87)	7.20%
10 Years	7.46
5 Years	8.00
1 Year	14.86
Series II Shares
Inception (5/1/02)	4.51%
10 Years	7.18
5 Years	7.73
1 Year	14.59

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Conservative Balanced Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Conservative Balanced Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco Oppenheimer V.I. Conservative Balanced Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Supplemental Information

Invesco Oppenheimer V.I. Conservative Balanced Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Custom Invesco Oppenheimer V.I. Conservative Balanced Index is composed of 65% Bloomberg Barclays U.S. Aggregate Bond Index/35% Russell 3000 Index.
∎	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

Common Stocks & Other Equity Interests	43.75%

U.S. Dollar Denominated Bonds & Notes	23.35

Asset-Backed Securities	13.14

U.S. Government Sponsored Agency Mortgage-Backed Securities	11.44

U.S. Treasury Securities	5.69

Security Types Each Less Than 1% of Portfolio	1.37

Other Assets Less Liabilities	1.26

Top 10 Equity Holdings*
% of total net assets

1. Microsoft Corp.	2.66%

2. Amazon.com, Inc.	2.03

3. Alphabet, Inc., Class A	1.91

4. Apple, Inc.	1.59

5. NVIDIA Corp.	1.48

6. JPMorgan Chase & Co.	1.37

7. Facebook, Inc., Class A	1.34

8. QUALCOMM, Inc.	1.07

9. Mastercard, Inc., Class A	0.97

10. Verizon Communications, Inc.	0.91

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–43.75%
Aerospace & Defense–0.71%
Boeing Co. (The)	3,550	$759,913

Lockheed Martin Corp.	1,818	645,354

		1,405,267

Air Freight & Logistics–0.43%
United Parcel Service, Inc., Class B	5,097	858,335

Alternative Carriers–0.00%
ORBCOMM, Inc.(b)	375	2,782

Apparel Retail–0.37%
Ross Stores, Inc.	5,955	731,334

Application Software–0.83%
Q2 Holdings, Inc.(b)	4,970	628,854

Workday, Inc., Class A(b)	4,252	1,018,822

		1,647,676

Automobile Manufacturers–0.28%
General Motors Co.	13,181	548,857

Automotive Retail–0.41%
CarMax, Inc.(b)	8,619	814,151

Biotechnology–0.29%
Seagen, Inc.(b)	3,321	581,640

Cable & Satellite–0.36%
Charter Communications, Inc., Class A(b)	1,093	723,074

Commodity Chemicals–0.20%
Valvoline, Inc.	17,323	400,854

Communications Equipment–0.44%
Motorola Solutions, Inc.	5,124	871,387

Construction Machinery & Heavy Trucks–0.33%
Caterpillar, Inc.	3,622	659,276

Construction Materials–0.22%
Vulcan Materials Co.	2,978	441,667

Consumer Finance–0.41%
Capital One Financial Corp.	8,335	823,915

Data Processing & Outsourced Services–1.48%
Fiserv, Inc.(b)	8,897	1,013,012

Mastercard, Inc., Class A	5,440	1,941,754

		2,954,766

Distillers & Vintners–0.33%
Constellation Brands, Inc., Class A	3,010	659,340

Diversified Banks–1.37%
JPMorgan Chase & Co.	21,510	2,733,276

Diversified Metals & Mining–0.29%
Compass Minerals International, Inc.	9,440	582,637

	Shares	Value
Electric Utilities–0.53%
Avangrid, Inc.	16,320	$741,744

Portland General Electric Co.	7,373	315,343

		1,057,087

Electrical Components & Equipment–0.22%
Rockwell Automation, Inc.	1,765	442,680

Financial Exchanges & Data–0.75%
Intercontinental Exchange, Inc.	12,900	1,487,241

Food Distributors–0.38%
Sysco Corp.	10,252	761,313

Footwear–0.34%
NIKE, Inc., Class B	4,795	678,349

Gas Utilities–0.33%
National Fuel Gas Co.	7,788	320,320

Suburban Propane Partners L.P.	22,085	328,183

		648,503

Health Care Equipment–1.13%
Boston Scientific Corp.(b)	18,211	654,686

CryoPort, Inc.(b)	9,707	425,943

DexCom, Inc.(b)	1,212	448,101

Zimmer Biomet Holdings, Inc.	4,627	712,974

		2,241,704

Health Care Facilities–0.32%
HCA Healthcare, Inc.	3,859	634,651

Health Care Services–0.45%
LHC Group, Inc.(b)	4,189	893,597

Health Care Technology–0.31%
Teladoc Health, Inc.(b)	3,104	620,676

Home Improvement Retail–0.64%
Home Depot, Inc. (The)	4,792	1,272,851

Homebuilding–0.37%
D.R. Horton, Inc.	10,580	729,174

Hotels, Resorts & Cruise Lines–0.23%
Airbnb, Inc., Class A(b)	3,184	467,411

Household Products–0.61%
Procter & Gamble Co. (The)	8,763	1,219,284

Human Resource & Employment Services–0.28%
Korn Ferry	12,820	557,670

Hypermarkets & Super Centers–0.45%
Walmart, Inc.	6,196	893,153

Industrial Conglomerates–0.76%
General Electric Co.	59,685	644,598

Honeywell International, Inc.	4,117	875,686

		1,520,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Shares	Value
Industrial Machinery–0.36%
Stanley Black & Decker, Inc.	4,005	$715,133

Industrial REITs–0.72%
Prologis, Inc.	14,481	1,443,176

Insurance Brokers–0.34%
Arthur J. Gallagher & Co.	5,537	684,982

Integrated Oil & Gas–0.74%
Exxon Mobil Corp.	25,321	1,043,732

TOTAL S.A., ADR (France)	10,445	437,750

		1,481,482

Integrated Telecommunication Services–0.91%
Verizon Communications, Inc.	30,775	1,808,031

Interactive Home Entertainment–0.77%
Zynga, Inc., Class A(b)	154,290	1,522,842

Interactive Media & Services–4.10%
Alphabet, Inc., Class A(b)	2,163	3,790,961

Facebook, Inc., Class A(b)	9,781	2,671,778

Snap, Inc., Class A(b)	33,890	1,696,872

		8,159,611

Internet & Direct Marketing Retail–2.03%
Amazon.com, Inc.(b)	1,238	4,032,079

Internet Services & Infrastructure–0.07%
Snowflake, Inc., Class A(b)	480	135,072

IT Consulting & Other Services–0.30%
Perspecta, Inc.	24,907	599,761

Leisure Facilities–0.11%
Cedar Fair L.P.	5,485	215,780

Life Sciences Tools & Services–0.22%
Avantor, Inc.(b)	15,586	438,746

Managed Health Care–0.87%
UnitedHealth Group, Inc.	4,953	1,736,918

Metal & Glass Containers–0.20%
Silgan Holdings, Inc.	10,567	391,824

Multi-Utilities–0.15%
Consolidated Edison, Inc.	4,263	308,087

Office REITs–0.21%
Alexandria Real Estate Equities, Inc.	2,308	411,332

Office Services & Supplies–0.21%
ACCO Brands Corp.	48,950	413,627

Oil & Gas Refining & Marketing–0.24%
Valero Energy Corp.	8,435	477,168

Oil & Gas Storage & Transportation–0.15%
Shell Midstream Partners L.P.	29,695	299,326

Paper Products–0.24%
Schweitzer-Mauduit International, Inc., Class A	11,635	467,843

	Shares	Value
Pharmaceuticals–1.44%
AstraZeneca PLC, ADR (United Kingdom)	21,183	$1,058,938

Catalent, Inc.(b)	8,464	880,849

Merck & Co., Inc.	11,234	918,941

		2,858,728

Property & Casualty Insurance–0.62%
Progressive Corp. (The)	12,480	1,234,022

Railroads–0.55%
Canadian Pacific Railway Ltd. (Canada)	3,140	1,088,607

Regional Banks–1.08%
East West Bancorp, Inc.	15,001	760,701

Signature Bank	3,464	468,644

SVB Financial Group(b)	2,395	928,853

		2,158,198

Restaurants–0.65%
Starbucks Corp.	12,053	1,289,430

Semiconductor Equipment–0.82%
Applied Materials, Inc.	18,890	1,630,207

Semiconductors–3.03%
NVIDIA Corp.	5,638	2,944,164

QUALCOMM, Inc.	14,039	2,138,701

Texas Instruments, Inc.	5,787	949,820

		6,032,685

Soft Drinks–0.59%
Coca-Cola Co. (The)	21,420	1,174,673

Specialized REITs–0.15%
EPR Properties	8,940	290,550

Specialty Stores–0.39%
Tractor Supply Co.	5,577	784,015

Systems Software–2.66%
Microsoft Corp.	23,799	5,293,374

Technology Hardware, Storage & Peripherals–1.59%
Apple, Inc.	23,800	3,158,022

Trading Companies & Distributors–0.39%
Fastenal Co.	16,040	783,233

Total Common Stocks & Other Equity Interests (Cost $58,232,271)		87,084,426

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–23.35%
Advertising–0.25%
Interpublic Group of Cos., Inc. (The),
3.75%, 10/01/2021	$198,000	202,989

4.20%, 04/15/2024	135,000	150,302

WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	132,000	146,377

		499,668

Aerospace & Defense–0.23%
BAE Systems Holdings, Inc. (United Kingdom), 3.85%, 12/15/2025(c)	101,000	114,661

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Principal Amount	Value
Aerospace & Defense–(continued)
L3Harris Technologies, Inc., 3.85%, 06/15/2023	$137,000	$148,055

Northrop Grumman Corp., 4.75%, 06/01/2043	77,000	102,847

Raytheon Technologies Corp., 3.95%, 08/16/2025	85,000	97,509

		463,072

Agricultural & Farm Machinery–0.02%
Deere & Co., 3.10%, 04/15/2030	30,000	34,359

Airlines–0.52%
Delta Air Lines Pass-Through Trust, Series 2020-1, Class AA, 2.00%, 06/10/2028	162,977	163,231

Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(c)	185,000	197,803

4.75%, 10/20/2028(c)	311,000	339,713

United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/2027	312,000	337,963

		1,038,710

Apparel Retail–0.15%
Ross Stores, Inc., 3.38%, 09/15/2024	154,000	165,102

0.88%, 04/15/2026	71,000	71,045

4.70%, 04/15/2027	26,000	30,714

1.88%, 04/15/2031	36,000	36,187

		303,048

Application Software–0.02%
Autodesk, Inc., 4.38%, 06/15/2025	42,000	48,051

Asset Management & Custody Banks–0.25%
Ameriprise Financial, Inc., 3.00%, 04/02/2025	124,000	135,182

Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	102,000	113,837

Carlyle Finance Subsidiary LLC, 3.50%, 09/19/2029(c)	63,000	69,305

CI Financial Corp. (Canada), 3.20%, 12/17/2030	173,000	177,458

		495,782

Automobile Manufacturers–0.81%
Daimler Finance North America LLC (Germany), 2.55%, 08/15/2022(c)	149,000	154,153

General Motors Financial Co., Inc., 4.20%, 11/06/2021	194,000	199,984

4.15%, 06/19/2023	127,000	136,676

Hyundai Capital America, 5.75%, 04/06/2023(c)	166,000	183,940

4.13%, 06/08/2023(c)	137,000	147,894

Nissan Motor Acceptance Corp., 3.65%, 09/21/2021(c)	266,000	270,700

Volkswagen Group of America Finance LLC (Germany), 4.00%, 11/12/2021(c)	311,000	320,584

1.63%, 11/24/2027(c)	200,000	201,870

		1,615,801

	Principal Amount	Value
Biotechnology–0.19%
AbbVie, Inc., 3.85%, 06/15/2024	$223,000	$245,821

2.95%, 11/21/2026	52,000	57,567

4.05%, 11/21/2039	60,000	72,585

		375,973

Brewers–0.17%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	81,000	139,789

Bacardi Ltd. (Bermuda), 4.70%, 05/15/2028(c)	171,000	203,024

		342,813

Broadcasting–0.34%
Discovery Communications LLC, 4.00%, 09/15/2055(c)	453,000	507,068

Fox Corp., 3.05%, 04/07/2025	42,000	45,987

ViacomCBS, Inc., 4.20%, 06/01/2029	65,000	77,864

4.38%, 03/15/2043	42,000	49,621

		680,540

Cable & Satellite–0.42%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 5.13%, 07/01/2049	42,000	51,264

3.85%, 04/01/2061	135,000	136,048

Comcast Corp., 4.00%, 03/01/2048	35,000	44,045

2.80%, 01/15/2051	121,000	126,032

2.45%, 08/15/2052	134,000	130,534

2.65%, 08/15/2062	166,000	166,196

Cox Communications, Inc., 1.80%, 10/01/2030(c)	51,000	50,985

2.95%, 10/01/2050(c)	81,000	82,820

Time Warner Cable LLC, 4.50%, 09/15/2042	46,000	53,905

		841,829

Communications Equipment–0.18%
British Telecommunications PLC (United Kingdom), 4.50%, 12/04/2023	202,000	223,808

Motorola Solutions, Inc., 4.60%, 02/23/2028	106,000	127,907

		351,715

Consumer Finance–0.31%
American Express Co., 3.13%, 05/20/2026	77,000	86,338

Series C, 3.50% (3 mo. USD LIBOR +3.29%)(d)(e)	184,000	179,560

Capital One Financial Corp., 3.80%, 01/31/2028	38,000	43,818

Discover Bank, 4.65%, 09/13/2028	122,000	146,071

Discover Financial Services, 3.75%, 03/04/2025	44,000	48,471

Synchrony Financial, 4.25%, 08/15/2024	102,000	112,755

		617,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Principal Amount	Value
Distillers & Vintners–0.07%
Pernod Ricard S.A. (France), 4.25%, 07/15/2022(c)	$134,000	$141,514

Distributors–0.08%
Genuine Parts Co., 1.88%, 11/01/2030	152,000	150,950

Diversified Banks–3.96%
Australia & New Zealand Banking Group Ltd. (Australia), 2.57%, 11/25/2035(c)(f)	200,000	204,182

Banco Santander S.A. (Spain), 2.75%, 12/03/2030	200,000	206,592

Bank of America Corp., 3.37%, 01/23/2026(f)	117,000	128,855

3.82%, 01/20/2028(f)	77,000	88,458

4.27%, 07/23/2029(f)	64,000	76,225

2.59%, 04/29/2031(f)	105,000	112,611

1.90%, 07/23/2031(f)	265,000	267,818

1.92%, 10/24/2031(f)	270,000	273,651

7.75%, 05/14/2038	115,000	196,414

Bank of Ireland Group PLC (Ireland), 4.50%, 11/25/2023(c)	263,000	288,460

Bank of Montreal (Canada), Series E, 3.30%, 02/05/2024	101,000	109,595

BBVA Bancomer S.A. (Mexico), 1.88%, 09/18/2025(c)	200,000	202,250

BBVA USA, 2.50%, 08/27/2024	252,000	267,826

BNP Paribas S.A. (France), 2.59%, 08/12/2035(c)(f)	200,000	204,697

BPCE S.A. (France), 4.50%, 03/15/2025(c)	184,000	208,198

Citigroup, Inc., 3.11%, 04/08/2026(f)	143,000	156,426

4.08%, 04/23/2029(f)	110,000	129,045

4.41%, 03/31/2031(f)	117,000	141,887

Series V, 4.70%(d)(f)	160,000	164,714

Credit Agricole S.A. (France), 4.38%, 03/17/2025(c)	304,000	341,649

Danske Bank A/S (Denmark), 3.24%, 12/20/2025(c)(f)	200,000	214,220

HSBC Holdings PLC (United Kingdom), 3.95%, 05/18/2024(f)	109,000	117,615

4.04%, 03/13/2028(f)	135,000	154,194

4.58%, 06/19/2029(f)	183,000	216,638

4.60%(d)(f)	225,000	229,527

JPMorgan Chase & Co., 3.80%, 07/23/2024(f)	170,000	184,572

2.08%, 04/22/2026(f)	185,000	195,506

3.78%, 02/01/2028(f)	136,000	156,427

3.54%, 05/01/2028(f)	104,000	118,963

2.96%, 05/13/2031(f)	144,000	158,053

3.11%, 04/22/2041(f)	115,000	128,738

Mitsubishi UFJ Financial Group, Inc. (Japan), 3.74%, 03/07/2029	79,000	92,991

National Australia Bank Ltd. (Australia), 3.93%, 08/02/2034(c)(f)	154,000	173,179

Royal Bank of Canada (Canada), 3.70%, 10/05/2023	118,000	128,716

Standard Chartered PLC (United Kingdom), 3.27%, 02/18/2036(c)(f)	221,000	231,448

	Principal Amount	Value
Diversified Banks–(continued)
Sumitomo Mitsui Financial Group, Inc. (Japan), 1.47%, 07/08/2025	$200,000	$205,008

2.14%, 09/23/2030	291,000	292,657

Truist Bank, 2.64%, 09/17/2029(f)	376,000	397,939

U.S. Bancorp, Series W, 3.10%, 04/27/2026	101,000	112,545

1.38%, 07/22/2030	107,000	107,286

Wells Fargo & Co., 2.19%, 04/30/2026(f)	54,000	56,903

3.58%, 05/22/2028(f)	102,000	115,648

3.07%, 04/30/2041(f)	77,000	83,887

4.75%, 12/07/2046	79,000	103,498

Westpac Banking Corp. (Australia), 2.89%, 02/04/2030(f)	92,000	96,485

2.67%, 11/15/2035(f)	42,000	43,319

		7,885,515

Diversified Capital Markets–0.63%
Credit Suisse AG (Switzerland), 3.63%, 09/09/2024	197,000	218,927

Credit Suisse Group AG (Switzerland), 4.55%, 04/17/2026	154,000	181,269

4.19%, 04/01/2031(c)(f)	250,000	294,248

5.10%(c)(d)(f)	201,000	209,543

UBS Group AG (Switzerland), 4.13%, 04/15/2026(c)	160,000	185,186

4.25%, 03/23/2028(c)	147,000	172,135

		1,261,308

Diversified Chemicals–0.10%
Dow Chemical Co. (The), 3.63%, 05/15/2026	92,000	103,715

Eastman Chemical Co., 3.50%, 12/01/2021	98,000	100,689

		204,404

Diversified Metals & Mining–0.31%
Anglo American Capital PLC (South Africa), 3.63%, 09/11/2024(c)	86,000	93,654

5.38%, 04/01/2025(c)	203,000	237,787

5.63%, 04/01/2030(c)	216,000	275,451

		606,892

Diversified REITs–0.10%
Brixmor Operating Partnership L.P., 4.13%, 05/15/2029	65,000	74,867

4.05%, 07/01/2030	106,000	121,791

		196,658

Drug Retail–0.06%
Walgreen Co., 3.10%, 09/15/2022	121,000	126,345

Electric Utilities–0.58%
AEP Texas, Inc., 3.95%, 06/01/2028(c)	172,000	201,394

Consolidated Edison Co. of New York, Inc., Series 20A, 3.35%, 04/01/2030	18,000	20,648

Series C, 3.00%, 12/01/2060	111,000	112,994

EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(c)	231,000	252,277

Emera US Finance L.P. (Canada), 2.70%, 06/15/2021	146,000	147,146

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Principal Amount	Value
Electric Utilities–(continued)
Enel Finance International N.V. (Italy), 2.88%, 05/25/2022(c)	$313,000	$323,046

Eversource Energy, Series Q, 0.80%, 08/15/2025	26,000	25,973

Fortis, Inc. (Canada), 3.06%, 10/04/2026	51,000	56,206

Virginia Electric and Power Co., 2.45%, 12/15/2050	19,000	19,105

		1,158,789

Electrical Components & Equipment–0.10%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	194,000	197,134

Electronic Components–0.02%
Corning, Inc., 5.45%, 11/15/2079	32,000	43,931

Electronic Manufacturing Services–0.08%
Jabil, Inc., 3.00%, 01/15/2031	148,000	157,691

Environmental & Facilities Services–0.08%
Republic Services, Inc., 1.75%, 02/15/2032	153,000	153,417

Financial Exchanges & Data–0.15%
Intercontinental Exchange, Inc., 3.00%, 09/15/2060	110,000	115,515

Moody’s Corp., 3.25%, 05/20/2050	47,000	52,320

2.55%, 08/18/2060	40,000	37,594

S&P Global, Inc., 1.25%, 08/15/2030	97,000	95,655

		301,084

Gas Utilities–0.02%
East Ohio Gas Co. (The), 1.30%, 06/15/2025(c)	40,000	40,791

Health Care Equipment–0.04%
Becton, Dickinson and Co., 3.70%, 06/06/2027	71,000	81,496

Health Care Facilities–0.07%
CommonSpirit Health, 1.55%, 10/01/2025	73,000	75,050

West Virginia United Health System Obligated Group, 3.13%, 06/01/2050	53,000	54,844

		129,894

Health Care REITs–0.26%
Healthcare Trust of America Holdings L.P., 3.50%, 08/01/2026	87,000	98,621

2.00%, 03/15/2031	106,000	106,179

Healthpeak Properties, Inc., 3.00%, 01/15/2030	112,000	122,616

Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	133,000	139,943

Welltower, Inc., 2.70%, 02/15/2027	53,000	58,431

		525,790

Health Care Services–0.47%
Cigna Corp., 4.13%, 11/15/2025	102,000	117,519

	Principal Amount	Value
Health Care Services–(continued)
CVS Health Corp., 1.30%, 08/21/2027	$149,000	$149,720

2.70%, 08/21/2040	64,000	64,845

Fresenius Medical Care US Finance II, Inc. (Germany), 5.88%, 01/31/2022(c)	130,000	136,931

Sutter Health, Series 20A, 3.16%, 08/15/2040	245,000	260,408

3.36%, 08/15/2050	180,000	196,133

		925,556

Home Improvement Retail–0.08%
Lowe’s Cos., Inc., 1.30%, 04/15/2028	104,000	104,941

4.50%, 04/15/2030	48,000	59,764

		164,705

Homebuilding–0.06%
D.R. Horton, Inc., 4.75%, 02/15/2023	118,000	127,033

Independent Power Producers & Energy Traders–0.20%
AES Corp. (The), 1.38%, 01/15/2026(c)	104,000	105,004

2.45%, 01/15/2031(c)	114,000	115,571

Deutsche Telekom International Finance B.V. (Germany), 4.38%, 06/21/2028(c)	146,000	172,504

		393,079

Industrial Conglomerates–0.09%
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/2025	160,000	178,160

Industrial REITs–0.03%
Lexington Realty Trust, 2.70%, 09/15/2030	59,000	61,512

Insurance Brokers–0.03%
Marsh & McLennan Cos., Inc., 4.35%, 01/30/2047	46,000	61,052

Integrated Oil & Gas–0.32%
BP Capital Markets America, Inc., 2.94%, 06/04/2051	239,000	244,056

Gray Oak Pipeline LLC, 2.60%, 10/15/2025(c)	127,000	131,011

Occidental Petroleum Corp., 2.90%, 08/15/2024	228,000	219,792

4.50%, 07/15/2044	48,000	40,890

		635,749

Integrated Telecommunication Services–1.36%
AT&T, Inc., 4.30%, 02/15/2030	136,000	162,577

2.55%, 12/01/2033(c)	595,000	613,150

3.10%, 02/01/2043	160,000	162,335

3.50%, 09/15/2053(c)	262,000	262,014

3.55%, 09/15/2055(c)	16,000	15,946

3.80%, 12/01/2057(c)	80,000	83,421

3.65%, 09/15/2059(c)	11,000	11,055

3.50%, 02/01/2061	102,000	101,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
T–Mobile USA, Inc., 3.50%, 04/15/2025(c)	$160,000	$176,957

Verizon Communications, Inc., 0.85%, 11/20/2025	167,000	168,353

1.75%, 01/20/2031	204,000	203,229

2.65%, 11/20/2040	175,000	176,992

4.52%, 09/15/2048	71,000	92,594

2.88%, 11/20/2050	214,000	215,825

3.00%, 11/20/2060	252,000	253,750

		2,699,794

Interactive Home Entertainment–0.09%
Activision Blizzard, Inc., 2.50%, 09/15/2050	185,000	180,828

Interactive Media & Services–0.08%
Alphabet, Inc., 1.90%, 08/15/2040	30,000	29,445

2.25%, 08/15/2060	137,000	132,655

		162,100

Internet & Direct Marketing Retail–0.32%
Expedia Group, Inc., 4.63%, 08/01/2027(c)	101,000	112,930

Prosus N.V. (Netherlands), 3.83%, 02/08/2051(c)	531,000	521,571

		634,501

Internet Services & Infrastructure–0.16%
VeriSign, Inc., 5.25%, 04/01/2025	105,000	119,503

4.75%, 07/15/2027	189,000	203,118

		322,621

Investment Banking & Brokerage–0.92%
Goldman Sachs Group, Inc. (The), 3.50%, 04/01/2025	126,000	140,224

3.75%, 02/25/2026	66,000	75,007

3.50%, 11/16/2026	68,000	76,390

1.09%, 12/09/2026(f)	163,000	164,834

0.87% (SOFR + 0.79%), 12/09/2026(e)	700,000	704,822

Morgan Stanley, 5.00%, 11/24/2025	131,000	156,816

2.19%, 04/28/2026(f)	94,000	99,349

4.43%, 01/23/2030(f)	97,000	118,283

3.62%, 04/01/2031(f)	120,000	139,462

Raymond James Financial, Inc., 3.63%, 09/15/2026	63,000	72,348

4.65%, 04/01/2030	60,000	73,673

		1,821,208

IT Consulting & Other Services–0.06%
DXC Technology Co., 4.75%, 04/15/2027	101,000	115,678

Life & Health Insurance–0.86%
AIA Group Ltd. (Hong Kong), 3.20%, 09/16/2040(c)	200,000	210,026

Athene Global Funding, 1.20%, 10/13/2023(c)	242,000	243,947

2.95%, 11/12/2026(c)	203,000	217,966

	Principal Amount	Value
Life & Health Insurance–(continued)
Athene Holding Ltd., 6.15%, 04/03/2030	$132,000	$164,426

3.50%, 01/15/2031	54,000	57,153

Belrose Funding Trust, 2.33%, 08/15/2030(c)	133,000	137,089

Lincoln National Corp., 3.80%, 03/01/2028	76,000	88,029

Manulife Financial Corp. (Canada), 4.06%, 02/24/2032(f)	97,000	106,167

Pacific LifeCorp, 3.35%, 09/15/2050(c)	136,000	151,552

Prudential Financial, Inc., 5.20%, 03/15/2044(f)	184,000	195,695

Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(c)	139,000	146,243

		1,718,293

Managed Health Care–0.32%
Anthem, Inc., 3.13%, 05/15/2022	124,000	128,684

Children’s Hospital, Series 2020, 2.93%, 07/15/2050	90,000	90,353

Community Health Network, Inc., Series 20-A, 3.10%, 05/01/2050	193,000	194,939

Hackensack Meridian Health, Inc., Series 2020, 2.68%, 09/01/2041	84,000	85,018

2.88%, 09/01/2050	81,000	83,659

New York and Presbyterian Hospital (The), 2.26%, 08/01/2040	61,000	59,763

		642,416

Multi–Utilities–0.38%
Ameren Corp., 2.50%, 09/15/2024	83,000	88,557

3.50%, 01/15/2031	61,000	70,229

CenterPoint Energy, Inc., 4.25%, 11/01/2028	61,000	72,293

Dominion Energy, Inc., 2.72%, 08/15/2021(g)	160,000	162,012

Series C, 3.38%, 04/01/2030	101,000	115,124

DTE Energy Co., Series F, 1.05%, 06/01/2025	54,000	54,641

WEC Energy Group, Inc., 1.38%, 10/15/2027	102,000	103,801

1.80%, 10/15/2030	92,000	92,418

		759,075

Office REITs–0.13%
Highwoods Realty L.P., 2.60%, 02/01/2031	31,000	31,673

Office Properties Income Trust, 4.50%, 02/01/2025	212,000	224,816

		256,489

Oil & Gas Exploration & Production–0.21%
Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	184,000	193,179

Concho Resources, Inc., 2.40%, 02/15/2031	45,000	47,174

EQT Corp., 3.00%, 10/01/2022	29,000	29,272

Pioneer Natural Resources Co., 1.90%, 08/15/2030	140,000	138,783

		408,408

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–0.76%
Energy Transfer Operating L.P., 4.25%, 03/15/2023	$107,000	$113,804

Kinder Morgan Energy Partners L.P., 5.80%, 03/01/2021	108,000	108,884

Kinder Morgan, Inc., 2.00%, 02/15/2031	85,000	85,964

5.20%, 03/01/2048	52,000	66,242

MPLX L.P., 1.33% (3 mo. USD LIBOR + 1.10%), 09/09/2022(e)	144,000	144,026

1.75%, 03/01/2026	134,000	138,746

4.25%, 12/01/2027	77,000	90,508

2.65%, 08/15/2030	142,000	148,983

ONEOK, Inc., 5.85%, 01/15/2026	48,000	57,544

6.35%, 01/15/2031	180,000	231,104

Sabine Pass Liquefaction LLC, 4.20%, 03/15/2028	74,000	84,954

Sunoco Logistics Partners Operations L.P., 4.00%, 10/01/2027	85,000	93,030

Williams Cos., Inc. (The), 3.70%, 01/15/2023	137,000	145,209

		1,508,998

Other Diversified Financial Services–0.30%
Avolon Holdings Funding Ltd. (Ireland), 4.25%, 04/15/2026(c)	78,000	84,094

Blackstone Holdings Finance Co. LLC, 3.15%, 10/02/2027(c)	48,000	53,541

1.60%, 03/30/2031(c)	190,000	189,258

2.80%, 09/30/2050(c)	87,000	88,994

Equitable Holdings, Inc., 4.35%, 04/20/2028	66,000	78,046

KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(c)	85,000	94,605

		588,538

Packaged Foods & Meats–0.48%
Conagra Brands, Inc., 4.60%, 11/01/2025	130,000	153,262

Experian Finance PLC (United Kingdom), 2.75%, 03/08/2030(c)	311,000	338,030

Mondelez International Holdings Netherlands B.V., 2.00%, 10/28/2021(c)	339,000	343,216

Tyson Foods, Inc., 3.90%, 09/28/2023	112,000	122,360

		956,868

Paper Packaging–0.09%
Berry Global, Inc., 1.57%, 01/15/2026(c)	60,000	60,594

Packaging Corp. of America, 3.65%, 09/15/2024	112,000	122,820

		183,414

Pharmaceuticals–0.78%
Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(c)	335,000	365,245

	Principal Amount	Value
Pharmaceuticals–(continued)
Bristol-Myers Squibb Co., 0.75%, 11/13/2025	$160,000	$161,171

1.45%, 11/13/2030	248,000	249,320

2.35%, 11/13/2040	24,000	24,701

2.55%, 11/13/2050	80,000	81,923

Elanco Animal Health, Inc., 5.90%, 08/28/2028	145,000	171,553

Mylan, Inc., 3.13%, 01/15/2023(c)	126,000	132,341

Royalty Pharma PLC, 1.20%, 09/02/2025(c)	53,000	53,859

1.75%, 09/02/2027(c)	50,000	51,489

2.20%, 09/02/2030(c)	59,000	60,657

Takeda Pharmaceutical Co. Ltd. (Japan), 5.00%, 11/26/2028	160,000	198,974

		1,551,233

Property & Casualty Insurance–0.27%
Arch Capital Group Ltd., 3.64%, 06/30/2050	73,000	85,119

CNA Financial Corp., 3.45%, 08/15/2027	94,000	106,601

Fidelity National Financial, Inc., 3.40%, 06/15/2030	92,000	101,179

2.45%, 03/15/2031	142,000	144,665

W.R. Berkley Corp., 4.00%, 05/12/2050	81,000	99,085

		536,649

Railroads–0.18%
CSX Corp., 2.50%, 05/15/2051	155,000	153,968

Union Pacific Corp., 2.15%, 02/05/2027	89,000	94,653

2.40%, 02/05/2030	110,000	118,590

		367,211

Real Estate Development–0.05%
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	99,000	101,520

Regional Banks–0.56%
Citizens Financial Group, Inc., 3.25%, 04/30/2030	60,000	67,847

Fifth Third Bancorp, 2.55%, 05/05/2027	78,000	84,978

Fifth Third Bank N.A., 3.85%, 03/15/2026	160,000	181,495

Huntington Bancshares, Inc., 4.00%, 05/15/2025	137,000	155,240

KeyCorp, 4.15%, 10/29/2025	43,000	49,954

PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027	104,000	116,294

Santander Holdings USA, Inc., 3.50%, 06/07/2024	102,000	110,228

Synovus Financial Corp., 3.13%, 11/01/2022	72,000	74,788

Zions Bancorporation N.A., 3.25%, 10/29/2029	250,000	263,653

		1,104,477

Reinsurance–0.07%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	132,000	141,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Principal Amount	Value
Residential REITs–0.27%
Essex Portfolio L.P., 3.00%, 01/15/2030	$61,000	$67,024

1.65%, 01/15/2031	66,000	65,677

2.65%, 09/01/2050	118,000	113,495

Mid-America Apartments L.P., 1.70%, 02/15/2031	43,000	42,914

Spirit Realty L.P., 3.20%, 01/15/2027	83,000	88,251

VEREIT Operating Partnership L.P., 2.20%, 06/15/2028	76,000	77,781

2.85%, 12/15/2032	69,000	72,174

		527,316

Restaurants–0.01%
McDonald’s Corp., 3.30%, 07/01/2025	19,000	21,175

Retail REITs–0.41%
Kimco Realty Corp., 1.90%, 03/01/2028	166,000	171,501

2.70%, 10/01/2030	81,000	87,357

Kite Realty Group L.P., 4.00%, 10/01/2026	81,000	85,025

Realty Income Corp., 3.25%, 01/15/2031	110,000	124,840

Regency Centers L.P., 2.95%, 09/15/2029	98,000	104,773

Retail Properties of America, Inc., 4.75%, 09/15/2030	95,000	101,005

Scentre Group Trust 2 (Australia), 4.75%, 09/24/2080(c)(f)	133,000	138,811

5.13%, 09/24/2080(c)(f)	4,000	4,225

		817,537

Semiconductor Equipment–0.06%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (Netherlands), 2.70%, 05/01/2025(c)	33,000	35,540

3.88%, 06/18/2026(c)	81,000	92,863

		128,403

Semiconductors–0.60%
Analog Devices, Inc., 2.95%, 04/01/2025	52,000	56,800

Broadcom, Inc., 2.25%, 11/15/2023	175,000	182,881

4.70%, 04/15/2025	215,000	246,432

3.15%, 11/15/2025	180,000	196,620

4.15%, 11/15/2030	148,000	171,428

QUALCOMM, Inc., 2.15%, 05/20/2030	160,000	169,516

3.25%, 05/20/2050	155,000	179,932

		1,203,609

Soft Drinks–0.07%
Keurig Dr Pepper, Inc., 4.06%, 05/25/2023	125,000	135,897

Specialized REITs–0.27%
Agree L.P., 2.90%, 10/01/2030	42,000	44,684

	Principal Amount	Value
Specialized REITs–(continued)
American Tower Corp., 3.00%, 06/15/2023	$112,000	$118,710

4.00%, 06/01/2025	70,000	79,114

1.30%, 09/15/2025	82,000	83,907

Crown Castle International Corp., 3.30%, 07/01/2030	42,000	47,060

Equinix, Inc., 3.20%, 11/18/2029	60,000	66,225

Life Storage L.P., 2.20%, 10/15/2030	48,000	49,053

Simon Property Group L.P., 3.50%, 09/01/2025	38,000	42,217

		530,970

Systems Software–0.14%
Leidos, Inc., 2.30%, 02/15/2031(c)	191,000	194,834

VMware, Inc., 3.90%, 08/21/2027	70,000	78,985

		273,819

Technology Hardware, Storage & Peripherals–0.50%
Apple, Inc., 4.38%, 05/13/2045	76,000	104,160

2.55%, 08/20/2060	480,000	493,703

Dell International LLC/EMC Corp., 5.30%, 10/01/2029(c)	157,000	192,409

Lenovo Group Ltd. (China), 3.42%, 11/02/2030(c)	200,000	210,373

		1,000,645

Thrifts & Mortgage Finance–0.09%
Nationwide Building Society (United Kingdom), 3.96%, 07/18/2030(c)(f)	150,000	174,865

Tobacco–0.34%
Altria Group, Inc., 3.49%, 02/14/2022	85,000	87,935

BAT Capital Corp. (United Kingdom), 2.26%, 03/25/2028	117,000	121,557

Imperial Brands Finance PLC (United Kingdom), 3.75%, 07/21/2022(c)	328,000	342,143

Philip Morris International, Inc., 0.88%, 05/01/2026	124,000	124,580

		676,215

Trucking–0.31%
Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.65%, 07/29/2021(c)	90,000	91,406

4.00%, 07/15/2025(c)	106,000	120,256

1.20%, 11/15/2025(c)	36,000	36,334

3.40%, 11/15/2026(c)	120,000	133,531

Ryder System, Inc., 2.50%, 09/01/2024	58,000	61,640

4.63%, 06/01/2025	98,000	113,599

3.35%, 09/01/2025	48,000	53,525

		610,291

Total U.S. Dollar Denominated Bonds & Notes (Cost $43,144,515)		46,481,576

Asset-Backed Securities–13.14%
Alternative Loan Trust, Series 2005-29CB, Class A4, 5.00%, 07/25/2035	123,206	100,141

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Principal Amount	Value
American Credit Acceptance Receivables Trust, Series 2017-4, Class D, 3.57%, 01/10/2024(c)	$166,254	$168,452

Series 2018-2, Class C, 3.70%, 07/10/2024(c)	67,477	67,766

Series 2018-3, Class D, 4.14%, 10/15/2024(c)	25,000	25,586

Series 2018-4, Class C, 3.97%, 01/13/2025(c)	119,614	120,908

Series 2019-3, Class C, 2.76%, 09/12/2025(c)	155,000	157,937

AmeriCredit Automobile Receivables Trust, Series 2017-2, Class D, 3.42%, 04/18/2023	320,000	329,087

Series 2017-4, Class D, 3.08%, 12/18/2023	205,000	211,302

Series 2018-3, Class C, 3.74%, 10/18/2024	260,000	274,001

Series 2019-2, Class C, 2.74%, 04/18/2025	100,000	104,235

Series 2019-2, Class D, 2.99%, 06/18/2025	270,000	282,756

Series 2019-3, Class D, 2.58%, 09/18/2025	130,000	135,065

Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.47%, 12/25/2059(c)(h)	128,909	130,301

Series 2020-3, Class A1, 1.69%, 04/25/2065(c)(h)	373,912	377,024

Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR, 1.46% (3 mo. USD LIBOR + 1.25%), 07/25/2030(c)(e)	423,812	423,917

Banc of America Funding Trust, Series 2007-1, Class 1A3, 6.00%, 01/25/2037	28,512	28,170

Series 2007-C, Class 1A4, 3.48%, 05/20/2036(h)	9,490	9,368

Banc of America Mortgage Trust, Series 2004-E, Class 2A6, 3.60%, 06/25/2034(h)	26,014	26,064

Bank, Series 2019-BNK16, Class XA, IO, 0.96%, 02/15/2052(i)	1,564,204	98,655

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 2.41% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(e)	162,741	163,082

Series 2006-1, Class A1, 2.37% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(e)	59,534	60,925

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(i)	2,175,845	63,722

Capital Auto Receivables Asset Trust, Series 2017-1, Class D, 3.15%, 02/20/2025(c)	40,000	40,619

Series 2018-2, Class B, 3.48%, 10/20/2023(c)	125,000	125,953

Series 2018-2, Class C, 3.69%, 12/20/2023(c)	120,000	122,006

	Principal Amount	Value
CarMax Auto Owner Trust, Series 2017-1, Class D, 3.43%, 07/17/2023	$245,000	$246,355

Series 2017-4, Class D, 3.30%, 05/15/2024	110,000	112,575

CCG Receivables Trust, Series 2018-1, Class B, 3.09%, 06/16/2025(c)	90,000	90,848

Series 2018-2, Class C, 3.87%, 12/15/2025(c)	60,000	61,848

Series 2019-2, Class B, 2.55%, 03/15/2027(c)	105,000	107,844

Series 2019-2, Class C, 2.89%, 03/15/2027(c)	100,000	102,629

CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.92%, 11/13/2050(i)	841,558	34,893

Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(c)(h)	28,566	29,339

Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 3.36%, 01/25/2036(h)	65,846	63,796

CHL Mortgage Pass-Through Trust, Series 2005-26, Class 1A8, 5.50%, 11/25/2035	38,198	32,585

Series 2006-6, Class A3, 6.00%, 04/25/2036	24,437	18,598

Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class XA, IO, 1.03%, 11/10/2046(i)	405,128	9,986

Series 2014-GC21, Class AA, 3.48%, 05/10/2047	74,308	77,845

Series 2017-C4, Class XA, IO, 1.10%, 10/12/2050(i)	2,248,923	119,032

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1, 3.88% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(e)	154,156	157,423

CNH Equipment Trust, Series 2017-C, Class B, 2.54%, 05/15/2025	70,000	71,044

Series 2019-A, Class A4, 3.22%, 01/15/2026	120,000	126,928

COLT Mortgage Loan Trust, Series 2020-1, Class A1, 2.49%, 02/25/2050(c)(h)	263,525	266,981

Series 2020-2, Class A1, 1.85%, 03/25/2065(c)(h)	193,311	196,033

COMM Mortgage Trust, Series 2012-CR5, Class XA, IO, 1.51%, 12/10/2045(i)	297,329	7,238

Series 2013-CR6, Class AM, 3.15%, 03/10/2046(c)	255,000	265,354

Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	54,362	57,006

Series 2014-CR21, Class AM, 3.99%, 12/10/2047	865,000	950,971

Series 2014-LC15, Class AM, 4.20%, 04/10/2047	140,000	153,932

Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	495,000	544,372

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	571,000	617,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Principal Amount	Value
CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	$99,970	$79,090

Dell Equipment Finance Trust, Series 2018-1, Class B, 3.34%, 06/22/2023(c)	90,000	90,729

Series 2019-1, Class C, 3.14%, 03/22/2024(c)	330,000	337,602

Series 2019-2, Class D, 2.48%, 04/22/2025(c)	110,000	111,812

Drive Auto Receivables Trust, Series 2017-1, Class D, 3.84%, 03/15/2023	135,875	137,517

Series 2018-1, Class D, 3.81%, 05/15/2024	116,050	118,350

Series 2018-2, Class D, 4.14%, 08/15/2024	230,000	236,711

Series 2018-3, Class D, 4.30%, 09/16/2024	215,000	222,817

Series 2018-5, Class C, 3.99%, 01/15/2025	210,000	214,911

Series 2019-1, Class C, 3.78%, 04/15/2025	340,000	346,560

DT Auto Owner Trust, Series 2017-1A, Class D, 3.55%, 11/15/2022(c)	44	44

Series 2017-2A, Class D, 3.89%, 01/15/2023(c)	16,037	16,072

Series 2017-3A, Class D, 3.58%, 05/15/2023(c)	21,483	21,651

Series 2017-3A, Class E, 5.60%, 08/15/2024(c)	195,000	200,773

Series 2017-4A, Class D, 3.47%, 07/17/2023(c)	42,944	43,133

Series 2018-3A, Class B, 3.56%, 09/15/2022(c)	26,744	26,776

Series 2018-3A, Class C, 3.79%, 07/15/2024(c)	105,000	106,314

Ellington Financial Mortgage Trust, Series 2020-1, Class A1, 2.01%, 05/25/2065(c)(h)	86,465	87,917

Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 03/15/2024(c)	322,000	328,798

Series 2019-4A, Class D, 2.58%, 09/15/2025(c)	230,000	236,744

First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A6, 0.80% (1 mo. USD LIBOR + 0.65%), 11/25/2035(e)	55,402	25,995

Flagship Credit Auto Trust, Series 2016-1, Class C, 6.22%, 06/15/2022(c)	133,305	134,590

Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A2, 0.76% (1 mo. USD LIBOR + 0.60%), 09/15/2024(e)	550,000	554,111

	Principal Amount	Value
FREMF Mortgage Trust, Series 2013-K25, Class C, 3.62%, 11/25/2045(c)(h)	$60,000	$62,366

Series 2013-K26, Class C, 3.60%, 12/25/2045(c)(h)	40,000	41,749

Series 2013-K27, Class C, 3.50%, 01/25/2046(c)(h)	110,000	114,680

Series 2013-K28, Class C, 3.49%, 06/25/2046(c)(h)	450,000	472,372

Series 2014-K715, Class C, 4.12%, 02/25/2046(c)(h)	180,000	179,762

GLS Auto Receivables Trust, Series 2018-1A, Class A, 2.82%, 07/15/2022(c)	8,361	8,370

GS Mortgage Securities Trust, Series 2012-GC6, Class A3, 3.48%, 01/10/2045	54,793	55,674

Series 2013-GC16, Class AS, 4.65%, 11/10/2046	65,000	71,079

Series 2013-GCJ12, Class AAB, 2.68%, 06/10/2046	15,804	16,127

Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	56,035	58,516

Series 2020-GC47, Class A5, 2.38%, 05/12/2053	225,000	242,593

GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.33%, 07/25/2035(h)	8,401	8,578

HomeBanc Mortgage Trust, Series 2005-3, Class A2, 0.77% (1 mo. USD LIBOR + 0.62%), 07/25/2035(e)	4,570	4,584

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS, 3.37%, 12/15/2047	325,000	339,775

Series 2013-C16, Class AS, 4.52%, 12/15/2046	330,000	359,433

Series 2013-LC11, Class AS, 3.22%, 04/15/2046	78,000	81,195

Series 2014-C20, Class AS, 4.04%, 07/15/2047	245,000	267,714

Series 2016-JP3, Class A2, 2.43%, 08/15/2049	128,912	130,193

JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 3.06%, 07/25/2035(h)	41,731	41,387

Series 2018-8, Class A17, 4.00%, 01/25/2049(c)(h)	4,171	4,175

JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class B, 4.12%, 11/15/2047(h)	270,000	278,608

Series 2014-C25, Class AS, 4.07%, 11/15/2047	105,000	115,635

Series 2015-C27, Class XA, IO, 1.16%, 02/15/2048(i)	2,105,926	83,663

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A2, 3.11%, 04/21/2034(h)	14,758	14,790

Morgan Stanley BAML Trust, Series 2014-C19, Class AS, 3.83%, 12/15/2047	720,000	784,843

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.46%, 05/15/2046	240,000	251,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2011-C2, Class A4, 4.66%, 06/15/2044(c)	$57,196	$57,585

Series 2017-HR2, Class XA, IO, 0.79%, 12/15/2050(i)	764,387	33,821

Morgan Stanley ReRemic Trust, Series 2012-R3, Class 1B, 2.64%, 11/26/2036(c)(h)	169,000	161,287

Mortgage-Linked Amortizing Notes, Series 2012-1, Class A10, 2.06%, 01/15/2022	80,533	81,898

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 1.24% (3 mo. USD LIBOR + 1.02%), 04/19/2030(c)(e)	276,000	274,945

OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 1.50% (3 mo. USD LIBOR + 1.26%), 07/15/2030(c)(e)	250,000	250,125

Series 2020-8RA, Class A1, 1.00% (1.22% - 3 mo. USD LIBOR), 01/17/2032(c)(e)	366,000	366,183

Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 1.00% (1.22% - 3 mo. USD LIBOR), 01/15/2033(c)(e)	339,000	339,276

OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.48% (3 mo. USD LIBOR + 1.26%), 01/20/2033(c)(e)	272,907	273,615

Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(c)	115,000	118,045

Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(c)	360,000	367,108

RBSSP Resecuritization Trust, Series 2010-1, Class 2A1, 3.04%, 07/26/2045(c)(h)	2,278	2,297

Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	5,579	5,204

Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 02/25/2024(c)(h)	120,007	122,561

Santander Drive Auto Receivables Trust, Series 2017-1, Class E, 5.05%, 07/15/2024(c)	410,000	416,986

Series 2017-3, Class D, 3.20%, 11/15/2023	295,000	300,185

Series 2018-1, Class D, 3.32%, 03/15/2024	110,000	112,539

Series 2018-2, Class D, 3.88%, 02/15/2024	170,000	175,616

Series 2018-5, Class C, 3.81%, 12/16/2024	170,375	172,281

Series 2019-2, Class D, 3.22%, 07/15/2025	195,000	202,915

Series 2019-3, Class D, 2.68%, 10/15/2025	165,000	169,744

	Principal Amount	Value
Santander Retail Auto Lease Trust, Series 2019-A, Class C, 3.30%, 05/22/2023(c)	$320,000	$329,638

Series 2019-B, Class C, 2.77%, 08/21/2023(c)	115,000	118,410

Series 2019-C, Class C, 2.39%, 11/20/2023(c)	205,000	210,577

Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.28%, 02/25/2050(c)(h)	152,527	156,074

Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 1.51% (3 mo. USD LIBOR + 1.29%), 04/18/2033(c)(e)	250,000	250,312

TICP CLO XV Ltd., Series 2020-15A, Class A, 1.50% (3 mo. USD LIBOR + 1.28%), 04/20/2033(c)(e)	256,000	256,330

Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(c)	280,000	282,831

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.00%, 11/15/2050(i)	1,494,516	71,969

United Auto Credit Securitization Trust, Series 2019-1, Class C, 3.16%, 08/12/2024(c)	139,182	139,849

Verus Securitization Trust, Series 2020-1, Class A1, 2.42%, 01/25/2060(c)(g)	335,307	341,976

Series 2020-1, Class A2, 2.64%, 01/25/2060(c)(g)	99,729	101,752

Series 2020-INV1, Class A1, 1.98%, 03/25/2060(c)(h)	90,494	91,918

Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(c)	175,429	175,966

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2003-AR10, Class A7, 2.57%, 10/25/2033(h)	38,396	38,664

Series 2005-AR14, Class 1A4, 2.90%, 12/25/2035(h)	44,307	44,289

Series 2005-AR16, Class 1A1, 2.75%, 12/25/2035(h)	43,293	42,851

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class ASB, 2.93%, 05/15/2048	288,534	299,028

Series 2017-C42, Class XA, IO, 0.88%, 12/15/2050(i)	1,064,556	54,379

Westlake Automobile Receivables Trust, Series 2017-2A, Class E, 4.63%, 07/15/2024(c)	320,000	321,459

Series 2018-1A, Class D, 3.41%, 05/15/2023(c)	212,931	214,549

Series 2018-3A, Class B, 3.32%, 10/16/2023(c)	16,322	16,341

Series 2019-3A, Class C, 2.49%, 10/15/2024(c)	265,000	271,368

WFRBS Commercial Mortgage Trust, Series 2011-C3, Class XA, IO, 1.27%, 03/15/2044(c)(i)	1,482,413	1,020

Series 2013-C14, Class AS, 3.49%, 06/15/2046	155,000	162,754

Series 2014-C20, Class AS, 4.18%, 05/15/2047	150,000	163,144

Series 2014-LC14, Class AS, 4.35%, 03/15/2047(h)	165,000	180,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Principal
	Amount	Value

World Financial Network Credit Card Master Trust, Series 2018-A, Class A, 3.07%, 12/16/2024	$540,000	$541,766

Series 2018-B, Class A, 3.46%, 07/15/2025	245,000	250,406

Series 2018-C, Class A, 3.55%, 08/15/2025	490,000	502,427

Series 2019-A, Class A, 3.14%, 12/15/2025	75,000	77,364

Series 2019-B, Class A, 2.49%, 04/15/2026	260,000	268,050

Series 2019-C, Class A, 2.21%, 07/15/2026	225,000	232,069

Total Asset-Backed Securities (Cost $25,800,602)		26,152,212

U.S. Government Sponsored Agency Mortgage-Backed Securities–11.44%
Collateralized Mortgage Obligations–0.99%
Fannie Mae Interest STRIPS, IO, 7.00%, 06/25/2023 to 04/25/2032(j)	32,249	2,776

7.50%, 08/25/2023 to 11/25/2023(j)	41,772	2,811

6.50%, 02/25/2032 to 02/25/2033(j)	116,443	22,650

6.50%, 02/25/2033(h)(j)	31,663	5,979

6.00%, 06/25/2033 to 08/25/2035(j)	87,725	16,543

5.50%, 09/25/2033 to 06/25/2035(j)	246,132	43,842

6.00%, 09/25/2035(h)(j)	35,505	6,525

Fannie Mae REMICs, IO, 5.50%, 06/25/2023 to 07/25/2046(j)	420,577	341,771

6.55%, 02/25/2024 to 05/25/2035(e)(j)	108,922	20,570

4.00%, 08/25/2026 to 08/25/2047(j)	307,865	30,990

3.00%, 11/25/2027(j)	131,866	7,571

6.95% (7.10% - 1 mo. USD LIBOR), 11/25/2030(e)(j)	36,339	6,586

7.75% (7.90% - 1 mo. USD LIBOR), 11/25/2031(e)(j)	52,469	10,474

7.80% (7.95% - 1 mo. USD LIBOR), 01/25/2032(e)(j)	12,101	2,499

7.95% (8.10% - 1 mo. USD LIBOR), 03/25/2032(e)(j)	13,979	3,105

7.85%, 04/25/2032 to 12/25/2032(e)(j)	167,430	37,017

7.94% (8.10% - 1 mo. USD LIBOR), 12/18/2032(e)(j)	16,800	2,737

8.10%, 02/25/2033 to 05/25/2033(e)(j)	79,118	18,718

7.40% (1 mo. USD LIBOR + 7.55%), 10/25/2033(e)(j)	9,964	2,228

5.90%, 03/25/2035 to 07/25/2038(e)(j)	31,300	5,572

6.60% (6.75% - 1 mo. USD LIBOR), 03/25/2035(e)(j)	5,673	972

6.45% (6.60% - 1 mo. USD LIBOR), 05/25/2035(e)(j)	291,825	47,690

3.50%, 08/25/2035(j)	334,945	40,689

	Principal
	Amount	Value

Collateralized Mortgage Obligations–(continued)
5.95% (6.10% - 1 mo. USD LIBOR), 10/25/2035(e)(j)	$26,196	$5,187

6.39% (1 mo. USD LIBOR + 6.54%), 06/25/2037(e)(j)	47,882	9,970

6.40% (6.55% - 1 mo. USD LIBOR), 10/25/2041(e)(j)	68,523	14,421

6.00% (6.15% - 1 mo. USD LIBOR), 12/25/2042(e)(j)	248,010	49,352

PO, 0.00%, 09/25/2023(k)	10,781	10,637

6.00%, 11/25/2028	21,420	24,278

13.80% (1 mo. USD LIBOR + 14.10%), 12/25/2033(e)	38	39

0.40% (1 mo. USD LIBOR + 0.25%), 08/25/2035(e)	25,164	25,185

24.02% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(e)	33,583	55,183

23.66% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(e)	3,739	5,579

23.66% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(e)	19,818	32,199

1.09% (1 mo. USD LIBOR + 0.94%), 06/25/2037(e)	15,231	15,599

1.50%, 01/25/2040	78,576	79,127

5.00%, 04/25/2040 to 09/25/2047(e)(j)	711,248	136,886

Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KC02, Class X1, 0.50%, 03/25/2024(h)	4,845,245	52,558

Series KC03, Class X1, 0.63%, 11/25/2024(h)	2,713,198	44,707

Series K734, Class X1, 0.65%, 02/25/2026(h)	2,066,437	59,079

Series K735, Class X1, 1.10%, 05/25/2026(h)	2,033,436	93,170

Series K093, Class X1, 0.95%, 05/25/2029(h)	1,650,526	115,483

Freddie Mac REMICs, 1.50%, 07/15/2023	128,861	129,759

6.50%, 03/15/2032 to 06/15/2032	68,630	80,741

3.50%, 05/15/2032	17,191	18,479

24.17% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(e)	7,485	12,427

0.56% (1 mo. USD LIBOR + 0.40%), 09/15/2035(e)	44,029	44,336

IO, 7.49%, 07/15/2026 to 03/15/2029(e)(j)	56,003	7,559

3.00%, 06/15/2027 to 05/15/2040(j)	426,560	26,775

2.50%, 05/15/2028(j)	80,399	4,334

6.54% (6.70% - 1 mo. USD LIBOR), 01/15/2035(e)(j)	209,341	38,527

6.59% (6.75% - 1 mo. USD LIBOR), 02/15/2035(e)(j)	12,885	2,327

6.56% (6.72% - 1 mo. USD LIBOR), 05/15/2035(e)(j)	94,267	14,969

6.84% (7.00% - 1 mo. USD LIBOR), 12/15/2037(e)(j)	12,802	2,923

5.84% (6.00% - 1 mo. USD LIBOR), 04/15/2038(e)(j)	5,163	906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Principal
	Amount	Value

Collateralized Mortgage Obligations–(continued)
5.91% (6.07% - 1 mo. USD LIBOR), 05/15/2038(e)(j)	$42,425	$8,468

6.09% (6.25% - 1 mo. USD LIBOR), 12/15/2039(e)(j)	20,136	3,833

4.00%, 04/15/2040 to 03/15/2045(j)	147,605	25,352

5.94% (6.10% - 1 mo. USD LIBOR), 01/15/2044(e)(j)	102,239	11,166

Freddie Mac STRIPS, IO, 7.00%, 04/01/2027(j)	27,562	3,741

3.00%, 12/15/2027(j)	166,459	10,970

3.27%, 12/15/2027(h)(j)	43,166	2,326

6.50%, 02/01/2028(j)	7,118	1,020

6.00%, 12/15/2032(j)	22,090	3,559

PO, 0.00%, 06/01/2026(k)	7,194	6,993

		1,970,444

Federal Home Loan Mortgage Corp. (FHLMC)–0.11%
9.00%, 08/01/2022 to 05/01/2025	380	412

6.50%, 07/01/2028 to 04/01/2034	11,776	13,460

7.00%, 10/01/2031 to 10/01/2037	38,765	44,686

5.00%, 12/01/2034	1,533	1,743

5.50%, 09/01/2039	135,913	157,897

		218,198

Federal National Mortgage Association (FNMA)–0.06%
8.50%, 07/01/2032	844	847

7.50%, 01/01/2033	30,591	36,118

6.00%, 03/01/2037	66,334	79,519

		116,484

Government National Mortgage Association (GNMA)–2.45%
7.50%, 01/15/2023 to 06/15/2024	6,520	6,639

8.00%, 04/15/2023	1,330	1,347

7.00%, 01/15/2024	4,874	4,892

IO, 7.35% (7.50% - 1 mo. USD LIBOR), 02/16/2032(e)(j)	40,237	25

6.40% (6.55% - 1 mo. USD LIBOR), 04/16/2037(e)(j)	179,570	36,021

6.50% (6.65% - 1 mo. USD LIBOR), 04/16/2041(e)(j)	85,069	14,834

4.50%, 09/16/2047(j)	248,638	36,203

6.05% (6.20% - 1 mo. USD LIBOR), 10/16/2047(e)(j)	233,649	42,540

TBA, 2.50%, 01/01/2051(l)	4,465,000	4,726,100

		4,868,601

Uniform Mortgage-Backed Securities–7.83%
TBA 2.00%, 01/01/2036 to 02/01/2051(l)	15,012,000	15,588,222

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $22,898,439)		22,761,949

	Principal
	Amount	Value

U.S. Treasury Securities–5.69%
U.S. Treasury Bonds–1.05%
1.38%, 11/15/2040	$627,000	$619,016

1.38%, 08/15/2050	1,564,800	1,462,599

		2,081,615

U.S. Treasury Notes–4.64%
0.13%, 11/30/2022	211,500	211,533

0.13%, 12/15/2023	1,249,900	1,248,386

0.38%, 11/30/2025	4,728,100	4,734,010

0.63%, 11/30/2027	728,900	728,558

0.88%, 11/15/2030	2,328,400	2,319,669

		9,242,156

Total U.S. Treasury Securities (Cost $11,307,434)		11,323,771

Agency Credit Risk Transfer Notes–0.62%
Fannie Mae Connecticut Avenue Securities Series 2014-C04, Class 2M2, 5.15% (1 mo. USD LIBOR + 5.00%), 11/25/2024(e)	173,894	178,828

Series 2016-C02, Class 1M2, 6.15% (1 mo. USD LIBOR + 6.00%), 09/25/2028(e)	144,573	153,832

Freddie Mac Series 2014-DN1, Class M2, STACR® , 2.35% (1 mo. USD LIBOR + 2.20%), 02/25/2024(e)	971	972

Series 2014-DN3, Class M3, STACR® , 4.15% (1 mo. USD LIBOR + 4.00%), 08/25/2024(e)	100,789	103,211

Series 2014-HQ2, Class M3, STACR® , 3.90% (1 mo. USD LIBOR + 3.75%), 09/25/2024(e)	331,194	341,253

Series 2018-HQA1, Class M2, STACR® , 2.45% (1 mo. USD LIBOR + 2.30%), 09/25/2030(e)	86,816	86,882

Series 2018-DNA2, Class M1, STACR® , 0.95% (1 mo. USD LIBOR + 0.80%), 12/25/2030(c)(e)	49,435	49,471

Series 2018-HRP2, Class M2, STACR® , 1.40% (1 mo. USD LIBOR + 1.25%), 02/25/2047(c)(e)	143,172	143,144

Series 2018-DNA3, Class M1, STACR® , 0.90% (1 mo. USD LIBOR + 0.75%), 09/25/2048(c)(e)	177	177

Series 2018-HQA2, Class M1, STACR® , 0.90% (1 mo. USD LIBOR + 0.75%), 10/25/2048(c)(e)	28,180	28,196

Series 2019-HRP1, Class M2, STACR® , 1.55% (1 mo. USD LIBOR + 1.40%), 02/25/2049(c)(e)	59,848	59,815

Series 2020-DNA5, Class M1, STACR® , 1.38% (SOFR + 1.30%), 10/25/2050(c)(e)	95,000	95,374

Total Agency Credit Risk Transfer Notes (Cost $1,266,268)		1,241,155

	Shares
Preferred Stocks–0.52%
Asset Management & Custody Banks–0.10%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(d)(f)	175,000	193,427

Diversified Banks–0.12%
Citigroup, Inc., 5.00%, Series U, Pfd.(d)(f)	240,000	250,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Shares	Value

Investment Banking & Brokerage–0.16%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(d)(f)	302,000	$319,365

Life & Health Insurance–0.08%
MetLife, Inc., 3.85%, Series G, Pfd.(d)(f)	157,000	166,028

Other Diversified Financial Services–0.06%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(d)(f)	105,000	111,956

Total Preferred Stocks (Cost $979,000)		1,040,826

	Principal
	Amount
Municipal Obligations–0.23%
Maryland (State of) Health & Higher Educational Facilities Authority (University of MD Medical System), Series 2020 D, Ref. RB, 3.05%, 07/01/2040	$80,000	83,057

Series 2020 D, Ref. RB, 3.20%, 07/01/2050	105,000	109,051

Investment Abbreviations:

ADR	–	American Depositary Receipt
CLO	–	Collateralized Loan Obligation
Ctfs.	–	Certificates
IO	–	Interest Only
LIBOR	–	London Interbank Offered Rate
Pfd.	–	Preferred
PO	–	Principal Only
RB	–	Revenue Bonds
Ref.	–	Refunding
REIT	–	Real Estate Investment Trust
REMICs	–	Real Estate Mortgage Investment Conduits
SOFR	–	Secured Overnight Financing Rate
STACR®	–	Structured Agency Credit Risk
STRIPS	–	Separately Traded Registered Interest and Principal Security
TBA	–	To Be Announced
USD	–	U.S. Dollar

	Principal
	Amount	Value

Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	$265,000	$267,231

Total Municipal Obligations (Cost $450,000)		459,339

TOTAL INVESTMENTS IN SECURITIES–98.74% (Cost $164,078,529)		196,545,254

OTHER ASSETS LESS LIABILITIES–1.26%		2,514,347

NET ASSETS–100.00%		$199,059,601

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $26,502,564, which represented 13.31% of the Fund’s Net Assets.

(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2020.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2020.

(i)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2020.

(j)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(k)	Zero coupon bond issued at a discount.
(l)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1O.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$862,312	$(862,312)	$-	$-	$-	$11	*
Invesco Private Prime Fund	-	1,293,469	(1,293,469)	-	-	-	60	*
Total	$-	$2,155,781	$(2,155,781)	$-	$-	$-	$71

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	158	March-2021	$34,914,297	$31,782	$31,782
U.S. Treasury 5 Year Notes	56	March-2021	7,065,188	11,591	11,591
U.S. Treasury Ultra Bonds	24	March-2021	5,125,500	(78,803)	(78,803)
Subtotal-Long Futures Contracts				(35,430)	(35,430)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 10 Year Notes	54	March-2021	(7,456,219)	(11,505)	(11,505)
U.S. Treasury 10 Year Ultra Bonds	37	March-2021	(5,785,297)	4,141	4,141
.U.S. Treasury Long Bonds	11	March-2021	(1,905,063)	8,860	8,860
Subtotal-Short Futures Contracts				1,496	1,496
Total Futures Contracts				$(33,934)	$(33,934)

(a)	Futures contracts collateralized by $168,804 cash held with Bank of America, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $164,078,529)	$196,545,254

Other investments: Variation margin receivable – futures contracts	373,443

Deposits with brokers: Cash collateral – exchange-traded futures contracts	168,804

Cash	22,606,590

Receivable for: Investments sold	12,779,731

Fund shares sold	54,825

Dividends	58,442

Interest	476,193

Principal paydowns	484

Investment for trustee deferred compensation and retirement plans	66,338

Total assets	233,130,104

Liabilities:
Payable for: Investments purchased	33,717,134

Fund shares reacquired	40,351

Accrued fees to affiliates	86,660

Accrued other operating expenses	160,020

Trustee deferred compensation and retirement plans	66,338

Total liabilities	34,070,503

Net assets applicable to shares outstanding	$199,059,601

Net assets consist of:
Shares of beneficial interest	$153,777,241

Distributable earnings	45,282,360

$199,059,601

Net Assets:
Series I	$150,982,726

Series II	$48,076,875

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,419,644

Series II	2,719,127

Series I: Net asset value per share	$17.93

Series II: Net asset value per share	$17.68

Statement of Operations

For the year ended December 31, 2020

Investment income:
Interest (net of foreign withholding taxes of $64)	$2,983,481

Dividends (net of foreign withholding taxes of $10,199)	1,333,719

Dividends from affiliated money market funds (includes securities lending income of $227)	227

Total investment income	4,317,427

Expenses:
Advisory fees	1,396,456

Administrative services fees	289,746

Custodian fees	41,108

Distribution fees - Series II	113,503

Transfer agent fees	19,992

Trustees’ and officers’ fees and benefits	20,290

Reports to shareholders	52,610

Professional services fees	46,765

Other	8,645

Total expenses	1,989,115

Less: Fees waived	(603,705)

Net expenses	1,385,410

Net investment income	2,932,017

Realized and unrealized gain (loss) from:
Net realized gain (loss) from: Unaffiliated investment securities	8,266,120

Foreign currencies	42

Futures contracts	1,542,437

Swap agreements	(51)

9,808,548

Change in net unrealized appreciation of: Unaffiliated investment securities	13,458,348

Foreign currencies	258

Futures contracts	320,210

13,778,816

Net realized and unrealized gain	23,587,364

Net increase in net assets resulting from operations	$26,519,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$2,932,017	$3,922,312

Net realized gain	9,808,548	4,974,593

Change in net unrealized appreciation	13,778,816	21,690,735

Net increase in net assets resulting from operations	26,519,381	30,587,640

Distributions to shareholders from distributable earnings:
Series I	(6,277,496)	(5,596,424)

Series II	(1,887,499)	(1,648,251)

Total distributions from distributable earnings	(8,164,995)	(7,244,675)

Share transactions–net:
Series I	(7,271,309)	(13,751,593)

Series II	(2,260,271)	(2,673,730)

Net increase (decrease) in net assets resulting from share transactions	(9,531,580)	(16,425,323)

Net increase in net assets	8,822,806	6,917,642

Net assets:
Beginning of year	190,236,795	183,319,153

End of year	$199,059,601	$190,236,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations (a)	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)(e)
Series I
Year ended 12/31/20	$16.31	$0.27	$2.11	$2.38	$(0.36)	$(0.40)	$(0.76)	$17.93	14.86%	$150,983	0.67	%(f)	0.99	%(f)	1.60	%(f)	311%
Year ended 12/31/19	14.43	0.33	2.16	2.49	(0.36)	(0.25)	(0.61)	16.31	17.51	144,384	0.67		1.00		2.11		68
Year ended 12/31/18	15.92	0.32	(1.13)	(0.81)	(0.31)	(0.37)	(0.68)	14.43	(5.32)	140,290	0.67		0.98		2.05		60
Year ended 12/31/17	14.86	0.27	1.09	1.36	(0.30)	–	(0.30)	15.92	9.25	166,015	0.67		0.94		1.74		76
Year ended 12/31/16	14.46	0.26	0.49	0.75	(0.35)	–	(0.35)	14.86	5.26	172,573	0.67		0.94		1.78		68

Series II
Year ended 12/31/20	16.09	0.23	2.08	2.31	(0.32)	(0.40)	(0.72)	17.68	14.59	48,077	0.92	(f)	1.24	(f)	1.35	(f)	311
Year ended 12/31/19	14.24	0.29	2.13	2.42	(0.32)	(0.25)	(0.57)	16.09	17.22	45,853	0.92		1.25		1.86		68
Year ended 12/31/18	15.71	0.27	(1.10)	(0.83)	(0.27)	(0.37)	(0.64)	14.24	(5.53)	43,029	0.92		1.23		1.80		60
Year ended 12/31/17	14.67	0.23	1.07	1.30	(0.26)	–	(0.26)	15.71	8.95	51,633	0.92		1.19		1.49		76
Year ended 12/31/16	14.28	0.22	0.48	0.70	(0.31)	–	(0.31)	14.67	4.96	51,743	0.92		1.19		1.53		68

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.
(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $489,567,330 and $509,769,207, $685,887,902 and $703,549,464, $729,295,309 and $711,803,922 and $737,550,642 and $742,753,245 for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $144,435 and $45,401 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer V.I. Conservative Balanced Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company -Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek total return.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

Invesco Oppenheimer V.I. Conservative Balanced Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2)

currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lockin” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

P.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $ 200 million	0.750%

Next $ 200 million	0.720%

Next $ 200 million	0.690%

Next $ 200 million	0.660%

Over $ 800 million	0.600%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Invesco Oppenheimer V.I. Conservative Balanced Fund

The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.67% and Series II shares to 0.92% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $603,705.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $27,320 for accounting and fund administrative services and was reimbursed $262,426 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $735 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$87,084,426	$ -	$-	$ 87,084,426

U.S. Dollar Denominated Bonds & Notes	-	46,481,576	-	46,481,576

Asset-Backed Securities	-	26,152,212	-	26,152,212

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	22,761,949	-	22,761,949

U.S. Treasury Securities	-	11,323,771	-	11,323,771

Agency Credit Risk Transfer Notes	-	1,241,155	-	1,241,155

Preferred Stocks	-	1,040,826	-	1,040,826

Municipal Obligations	-	459,339	-	459,339

Total Investments in Securities	87,084,426	109,460,828	-	196,545,254

Other Investments - Assets*

Futures Contracts	56,374	-	-	56,374

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(90,308)	$-	$-	$(90,308)

Total Other Investments	(33,934)	-	-	(33,934)

Total Investments	$87,050,492	$109,460,828	$-	$196,511,320

*	Unrealized appreciation (depreciation).

NOTE 4-Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

Value

Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$56,374

Derivatives not subject to master netting agreements	(56,374)

Total Derivative Assets subject to master netting agreements	$-

Value

Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(90,308)

Derivatives not subject to master netting agreements	90,308

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$-	$1,542,437	$1,542,437
Swap agreements	(51)	-	(51)
Change in Net Unrealized Appreciation:
Futures contracts	-	320,210	320,210
Total	$(51)	$1,862,647	$1,862,596

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements

Average notional value	$48,142,311	$3,439,094

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco Oppenheimer V.I. Conservative Balanced Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$6,064,889	$4,189,683

Long-term capital gain	2,100,106	3,054,992

Total distributions	$8,164,995	$7,244,675

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$8,544,929

Undistributed long-term capital gain	4,172,842

Net unrealized appreciation – investments	33,044,233

Net unrealized appreciation – foreign currencies	380

Temporary book/tax differences	(480,024)

Shares of beneficial interest	153,777,241

Total net assets	$199,059,601

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $427,618,744 and $443,453,457, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $147,871,241 and $141,685,323, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$36,693,262

Aggregate unrealized (depreciation) of investments	(3,649,029)

Net unrealized appreciation of investments	$33,044,233

Cost of investments for tax purposes is $163,467,087.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns and foreign currencies, on December 31, 2020, undistributed net investment income was increased by $51,424, undistributed net realized gain was decreased by $47,506 and shares of beneficial interest was decreased by $3,918. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Series I	293,180	$4,958,390	137,278	$2,146,719

Series II	407,137	6,648,678	190,204	2,932,620

Invesco Oppenheimer V.I. Conservative Balanced Fund

	Summary of Share Activity
	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Series I	366,462	$6,277,496	362,933	$5,596,424

Series II	111,753	1,887,499	108,224	1,648,251

Reacquired:
Series I	(1,093,831)	(18,507,195)	(1,371,558)	(21,494,736)

Series II	(649,731)	(10,796,448)	(470,960)	(7,254,601)

Net increase (decrease) in share activity	(565,030)	$(9,531,580)	(1,043,879)	$(16,425,323)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

Effective on or about April 30, 2021, the name of the Fund and all references thereto will change from Invesco Oppenheimer V.I. Conservative Balanced Fund to Invesco V.I. Conservative Balanced Fund.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Conservative Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Conservative Balanced Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Conservative Balanced Fund (formerly known as Oppenheimer Conservative Balanced Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,102.60	$3.54	$1,021.77	$3.40	0.67%
Series II	1,000.00	1,101.40	4.86	1,020.51	4.67	0.92

1 The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2 Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,100,106
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	16.15%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco Oppenheimer V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco Oppenheimer V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco Oppenheimer V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli -1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairmanof Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco Oppenheimer V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco Oppenheimer V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco Oppenheimer V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco Oppenheimer V.I. Conservative Balanced Fund

Annual Report to Shareholders	December 31, 2020

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIDMCG-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2020, Series I shares of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the Fund) outperformed the Russell Midcap Growth Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	40.69%
Series II Shares	40.24
Russell Midcap Growth Index▼	35.59
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

During the year, stock selection in the information technology, financials and consumer discretionary sectors were the largest contributors to the Fund’s performance versus the Russell Midcap Growth Index. This was partially offset by weaker stock selection in the consumer staples, real estate and communication services sectors.

The largest individual contributors to the Fund’s performance during the year included RingCentral, Twilio and Trade Desk.

RingCentral is a global provider of cloud enterprise unified communications and collaboration software. RingCentral’s cloud-based suite of telephony, video and messaging solutions was well-built for the mobile workforce and helped produce one of the most consistent growth profiles in the software industry.

Twilio is the leading provider of cloud communications services that allows developers to communicate with end users using phone calls, text messages and video. Twilio reported strong results during the year, driven by broad-based digital transformation strength that was able to more than offset the decline in the company’s travel/hospitality exposure.

Trade Desk provides a technology based self-serve programmatic platform that enables ad buyers to purchase internet advertising more efficiently and effectively. Coronavirus headwinds reversed course over the year and gave way to strong second half growth for Trade Desk. During the year, management provided positive comments about the breadth of the ad spend recovery across virtually all of the company’s customer verticals (except travel) and provided a positive outlook for Connected TV ad spending.

The largest individual detractors from the Fund’s performance during the year included TransDigm Group, CBRE Group and Hilton Worldwide Holdings.

TransDigm Group is a leader in highly engineered, proprietary aircraft components and systems for commercial and military aircraft. The company was under pressure due to the uncertainty of aftermarket and original equipment manufacturer volumes as a result of the travel slow down due to COVID-19. We exited our position.

CBRE Group is an industry-leading, multinational commercial real estate services firm. The spread of the coronavirus and the increased risk of a global recession created a headwind to transactional activity across industries. The commercial real estate industry was not immune, and the CBRE service providers had large businesses that were highly dependent on completed transactions that were more challenged with heightened uncertainty regarding future corporate real estate needs. We exited our position.

Hilton Worldwide Holdings is a multinational hospitality company that manages and franchises a broad portfolio of hotels and resorts. The spread of the coronavirus increased the risk of a global recession and was a clear headwind for the hospitality industry. Travel restrictions and stay-at-home orders curtailed travel volumes, both domestically and internationally.

Our long-term investment process remains the same. We seek dynamic companies with above-average, sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of success.

We thank you for your continued investment in Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3 Source: Lipper Inc.

Portfolio manager(s):

Justin Livengood

Ronald J. Zibelli, Jr. (Lead)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1   Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (8/15/86)	10.61%
10 Years	15.92
5 Years	19.40
1 Year	40.69

Series II Shares
Inception (10/16/00)	4.39%
10 Years	15.62
5 Years	19.09
1 Year	40.24

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Discovery Mid Cap Growth Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Supplemental Information

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Fund Information

Portfolio Composition
By sector	% of total net assets

Information Technology	35.03%

Health Care	20.41

Industrials	15.98

Consumer Discretionary	14.07

Financials	5.97

Materials	3.26

Communication Services	2.84

Other Sectors, Each Less than 2% of Net Assets	1.60

Money Market Funds Plus Other Assets Less Liabilities	0.84

Top 10 Equity Holdings*
% of total net assets

1. Synopsys, Inc.	2.32%

2. Monolithic Power Systems, Inc.	2.24

3. RingCentral, Inc., Class A	2.18

4. Twilio, Inc., Class A	2.16

5. IDEXX Laboratories, Inc.	2.12

6. Align Technology, Inc.	1.92

7. Coupa Software, Inc.	1.84

8. MSCI, Inc.	1.80

9. West Pharmaceutical Services, Inc.	1.79

10. Chipotle Mexican Grill, Inc.	1.77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Schedule of Investments(a)

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–99.16%
Air Freight & Logistics–0.73%
XPO Logistics, Inc.(b)	71,091	$8,474,047

Apparel, Accessories & Luxury Goods–1.41%
lululemon athletica, inc.(b)	47,045	16,373,071

Application Software–13.89%
Atlassian Corp. PLC, Class A(b)	42,624	9,968,475

Avalara, Inc.(b)	76,347	12,588,857

Coupa Software, Inc.(b)	62,990	21,347,941

DocuSign, Inc.(b)	79,401	17,650,842

Dynatrace, Inc.(b)	232,638	10,066,246

Five9, Inc.(b)	33,761	5,887,919

HubSpot, Inc.(b)	29,595	11,732,642

RingCentral, Inc., Class A(b)	66,667	25,264,793

Synopsys, Inc.(b)	103,989	26,958,108

Trade Desk, Inc. (The), Class A(b)	24,404	19,547,604

		161,013,427

Asset Management & Custody Banks–1.17%
KKR & Co., Inc., Class A	335,028	13,565,284

Auto Parts & Equipment–1.47%
Aptiv PLC	130,924	17,058,088

Automotive Retail–1.26%
Carvana Co.(b)	23,454	5,618,171

Lithia Motors, Inc., Class A	30,861	9,032,089

		14,650,260

Biotechnology–1.45%
Alnylam Pharmaceuticals, Inc.(b)	51,769	6,728,417

Seagen, Inc.(b)	57,725	10,109,956

		16,838,373

Brewers–1.05%
Boston Beer Co., Inc. (The), Class A(b)	12,275	12,204,910

Building Products–2.36%
Trane Technologies PLC	97,029	14,084,729

Trex Co., Inc.(b)	158,376	13,259,239

		27,343,968

Copper–1.26%
Freeport-McMoRan, Inc.	559,760	14,564,955

Data Processing & Outsourced Services–0.87%
Black Knight, Inc.(b)	114,312	10,099,465

Distributors–1.61%
Pool Corp.	50,246	18,716,635

Diversified Support Services–2.90%
Cintas Corp.	45,400	16,047,084

Copart, Inc.(b)	138,261	17,593,712

		33,640,796

Electrical Components & Equipment–4.21%
AMETEK, Inc.	132,365	16,008,223

Generac Holdings, Inc.(b)	60,214	13,693,266

	Shares	Value

Electrical Components & Equipment–(continued)
Regal Beloit Corp.	48,341	$5,936,758

Rockwell Automation, Inc.	52,725	13,223,957

		48,862,204

Electronic Equipment & Instruments–2.49%
Trimble, Inc.(b)	228,664	15,267,895

Zebra Technologies Corp., Class A(b)	35,369	13,593,368

		28,861,263

Fertilizers & Agricultural Chemicals–0.96%
FMC Corp.	96,770	11,121,776

Financial Exchanges & Data–2.91%
MarketAxess Holdings, Inc.	22,429	12,797,090

MSCI, Inc.	46,793	20,894,479

		33,691,569

Health Care Equipment–7.28%
DexCom, Inc.(b)	48,134	17,796,103

IDEXX Laboratories, Inc.(b)	49,266	24,626,596

Masimo Corp.(b)	75,035	20,137,893

ResMed, Inc.	64,647	13,741,366

STERIS PLC	42,850	8,121,789

		84,423,747

Health Care Services–0.74%
Amedisys, Inc.(b)	29,365	8,613,635

Health Care Supplies–3.71%
Align Technology, Inc.(b)	41,558	22,207,764

West Pharmaceutical Services, Inc.	73,270	20,758,124

		42,965,888

Health Care Technology–1.32%
Veeva Systems, Inc., Class A(b)	56,235	15,309,979

Home Improvement Retail–1.07%
Floor & Decor Holdings, Inc., Class A(b)	133,576	12,402,532

Homebuilding–1.53%
D.R. Horton, Inc.	80,734	5,564,188

TopBuild Corp.(b)	66,303	12,205,056

		17,769,244

Homefurnishing Retail–0.48%
RH(b)	12,499	5,593,552

Hotels, Resorts & Cruise Lines–0.87%
Hilton Worldwide Holdings, Inc.	90,647	10,085,385

Industrial Conglomerates–0.99%
Roper Technologies, Inc.	26,564	11,451,475

Industrial Machinery–1.74%
IDEX Corp.	72,663	14,474,470

ITT, Inc.	73,618	5,670,058

		20,144,528

Interactive Media & Services–1.51%
Pinterest, Inc., Class A(b)	181,694	11,973,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

	Shares	Value

Interactive Media & Services–(continued)
Zillow Group, Inc., Class C(b)	42,450	$5,510,010

		17,483,645

Internet & Direct Marketing Retail–1.37%
Chewy, Inc., Class A(b)	176,899	15,901,451

Internet Services & Infrastructure–2.93%
Twilio, Inc., Class A(b)	74,137	25,095,374

Wix.com Ltd. (Israel)(b)	35,678	8,918,073

		34,013,447

Investment Banking & Brokerage–0.77%
LPL Financial Holdings, Inc.	86,151	8,978,657

IT Consulting & Other Services–2.43%
EPAM Systems, Inc.(b)	46,200	16,555,770

Globant S.A. (Argentina)(b)	53,333	11,605,794

		28,161,564

Leisure Products–0.68%
Peloton Interactive, Inc., Class A(b)	51,668	7,839,069

Life Sciences Tools & Services–4.67%
Bio-Rad Laboratories, Inc., Class A(b)	23,348	13,610,483

Charles River Laboratories International, Inc.(b)	41,382	10,339,707

ICON PLC (Ireland)(b)	34,790	6,783,354

Maravai LifeSciences Holdings, Inc., Class A(b)	175,926	4,934,724

Mettler-Toledo International, Inc.(b)	7,924	9,030,824

Repligen Corp.(b)	49,180	9,424,364

		54,123,456

Movies & Entertainment–1.33%
Roku, Inc.(b)	46,526	15,447,563

Paper Packaging–1.04%
Avery Dennison Corp.	77,902	12,083,379

Pharmaceuticals–1.25%
Catalent, Inc.(b)	138,791	14,443,979

Regional Banks–1.12%
First Republic Bank	88,688	13,030,928

Research & Consulting Services–1.26%
TransUnion	147,576	14,642,491

	Shares	Value

Restaurants–1.77%
Chipotle Mexican Grill, Inc.(b)	14,818	$20,548,269

Semiconductor Equipment–4.84%
Enphase Energy, Inc.(b)	72,305	12,687,359

Entegris, Inc.	161,357	15,506,408

Lam Research Corp.	29,079	13,733,139

Teradyne, Inc.	118,653	14,225,308

		56,152,214

Semiconductors–5.86%
Marvell Technology Group Ltd.	220,747	10,494,312

Microchip Technology, Inc.	143,751	19,853,451

Monolithic Power Systems, Inc.	70,836	25,942,268

ON Semiconductor Corp.(b)	356,870	11,680,355

		67,970,386

Specialized REITs–0.55%
SBA Communications Corp., Class A	22,519	6,353,285

Specialty Stores–0.54%
Five Below, Inc.(b)	35,509	6,213,365

Systems Software–1.72%
Crowdstrike Holdings, Inc., Class A(b)	94,230	19,959,799

Trading Companies & Distributors–0.45%
United Rentals, Inc.(b)	22,674	5,258,327

Trucking–1.34%
Old Dominion Freight Line, Inc.	79,337	15,484,996

Total Common Stocks & Other Equity Interests (Cost $691,796,998)		1,149,930,326

Money Market Funds–1.16%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	4,694,901	4,694,901

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	3,352,066	3,353,072

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	5,365,601	5,365,601

Total Money Market Funds (Cost $13,413,579)		13,413,574

TOTAL INVESTMENTS IN SECURITIES–100.32% (Cost $705,210,577)		1,163,343,900

OTHER ASSETS LESS LIABILITIES-(0.32)%		(3,713,041)

NET ASSETS–100.00%		$1,159,630,859

Investment Abbreviations:

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$5,411,943	$182,978,908	$(183,695,950)	$ -	$ -	$4,694,901	$34,981

Invesco Liquid Assets Portfolio, Institutional Class	-	55,877,602	(52,524,788)	(5)	263	3,353,072	4,740

Invesco Treasury Portfolio, Institutional Class	-	88,623,434	(83,257,833)	-	-	5,365,601	1,701

Total	$5,411,943	$327,479,944	$(319,478,571)	$(5)	$263	$13,413,574	$41,422

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $ 691,796,998)	$1,149,930,326
Investments in affiliated money market funds, at value (Cost $13,413,579)	13,413,574
Receivable for:
Fund shares sold	119,975
Dividends	162,029
Investment for trustee deferred compensation and retirement plans	213,655
Other assets	1,025
Total assets	1,163,840,584

Liabilities:
Payable for:
Fund shares reacquired	3,205,288
Amount due custodian	104,825
Accrued fees to affiliates	501,081
Accrued other operating expenses	171,643
Trustee deferred compensation and retirement plans	226,888
Total liabilities	4,209,725
Net assets applicable to shares outstanding	$1,159,630,859

Net assets consist of:
Shares of beneficial interest	$577,827,255
Distributable earnings	581,803,604
$1,159,630,859

Net Assets:
Series I	$963,414,122

Series II	$196,216,737

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	9,009,332

Series II	2,001,207
Series I:
Net asset value per share	$106.94
Series II:
Net asset value per share	$98.05

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $3,813)	$3,890,944

Dividends from affiliated money market funds	41,422

Total investment income	3,932,366

Expenses:
Advisory fees	6,207,521

Administrative services fees	1,483,863

Distribution fees - Series II	325,857

Transfer agent fees	71,588

Trustees’ and officers’ fees and benefits	32,484

Reports to shareholders	58,436

Professional services fees	36,903

Other	17,620

Total expenses	8,234,272

Less: Fees waived	(586,880)

Net expenses	7,647,392

Net investment income (loss)	(3,715,026)

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(118,411))	129,593,783

Affiliated investment securities	263

Foreign currencies	35

129,594,081

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	232,836,363

Affiliated investment securities	(5)

232,836,358
Net realized and unrealized gain	362,430,439

Net increase in net assets resulting from operations	$358,715,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$ (3,715,026)	$260,969

Net realized gain	129,594,081	67,792,034

Change in net unrealized appreciation	232,836,358	163,454,901

Net increase in net assets resulting from operations	358,715,413	231,507,904

Distributions to shareholders from distributable earnings:
Series I	(59,869,406)	(84,658,513)

Series II	(5,791,819)	(5,797,957)

Total distributions from distributable earnings	(65,661,225)	(90,456,470)

Share transactions–net:
Series I	33,303,183	(25,925,623)

Series II	88,537,075	8,283,693

Net increase (decrease) in net assets resulting from share transactions	121,840,258	(17,641,930)

Net increase in net assets	414,894,446	123,409,504

Net assets:
Beginning of year	744,736,413	621,326,909

End of year	$1,159,630,859	$744,736,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
				(losses)								net assets		assets without		investment
	Net asset	Net		on securities		Dividends	Distributions					with fee waivers		fee waivers		income
	value,	investment		(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		(loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	(loss)(a)		unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed(c)		net assets		turnover(d)
Series I
Year ended 12/31/20	$83.82	$(0.32)		$30.78	$30.46	$(0.04)	$(7.30)	$(7.34)	$106.94	40.70%	$963,414	0.80	%(e)	0.86	%(e)	(0.37	)%(e)	87%
Year ended 12/31/19	68.65	0.04	(f)	26.04	26.08	–	(10.91)	(10.91)	83.82	39.37	693,424	0.80		0.87		0.05	(f)	76
Year ended 12/31/18	84.21	(0.19)		(3.07)	(3.26)	–	(12.30)	(12.30)	68.65	(6.08)	586,273	0.80		0.86		(0.23)		104
Year ended 12/31/17	72.65	(0.10)		20.08	19.98	(0.03)	(8.39)	(8.42)	84.21	28.79	694,675	0.80		0.84		(0.12)		105
Year ended 12/31/16	76.85	0.03		1.69	1.72	–	(5.92)	(5.92)	72.65	2.34	603,708	0.80		0.84		0.04		141
Series II
Year ended 12/31/20	77.70	(0.50)		28.15	27.65	–	(7.30)	(7.30)	98.05	40.24	196,217	1.05	(e)	1.11	(e)	(0.62	)(e)	87
Year ended 12/31/19	64.41	(0.14	)(f)	24.34	24.20	–	(10.91)	(10.91)	77.70	39.01	51,312	1.05		1.12		(0.19	)(f)	76
Year ended 12/31/18	79.87	(0.37)		(2.79)	(3.16)	–	(12.30)	(12.30)	64.41	(6.31)	35,054	1.05		1.11		(0.48)		104
Year ended 12/31/17	69.43	(0.28)		19.11	18.83	–	(8.39)	(8.39)	79.87	28.46	39,599	1.05		1.09		(0.37)		105
Year ended 12/31/16	73.88	(0.15)		1.62	1.47	–	(5.92)	(5.92)	69.43	2.08	32,252	1.05		1.09		(0.21)		141

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $123,217,891 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Mid Cap Growth Fund into the Fund.

(e)	Ratios are based on average daily net assets (000’s omitted) of $786,269 and $130,343 for Series I and Series II shares, respectively.
(f)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended December 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.13) and (0.16)% for Series I Shares and $(0.30) and (0.40)% for Series II Shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Over $1.5 billion	0.580%

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with Invesco.

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $586,880.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $132,146 for accounting and fund administrative services and was reimbursed $1,351,717 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $2,005 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities sales of $993,638, which resulted in net realized gains (losses) of $(118,411).

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019
Ordinary income*	$271,534	$ –
Long-term capital gain	65,389,691	90,456,470
Total distributions	$65,661,225	$90,456,470

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed long-term capital gain	$124,943,743

Net unrealized appreciation – investments	457,041,987

Temporary book/tax differences	(182,126)

Shares of beneficial interest	577,827,255

Total net assets	$1,159,630,859

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $723,206,925 and $822,616,662, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$457,855,522

Aggregate unrealized (depreciation) of investments	(813,535)

Net unrealized appreciation of investments	$457,041,987

    Cost of investments for tax purposes is $706,301,913.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and net operating losses, on December 31, 2020, undistributed net investment income (loss) was increased by $3,724,819, undistributed net realized gain was decreased by $1,759,687 and shares of beneficial interest was decreased by $1,965,132. Further, as a result of tax deferrals acquired in the reorganization of Invesco V.I. Mid Cap Growth Fund into the Fund, undistributed net investment income (loss) was decreased by $100,750, undistributed net realized gain was decreased by $2,937,165 and shares of beneficial interest was increased by $3,037,915. These reclassifications had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Series I	1,005,686	$81,011,069	189,092	$15,154,696

Series II	1,316,158	93,201,526	150,758	11,141,446

Issued as reinvestment of dividends:
Series I	839,683	59,869,406	1,097,324	84,658,513

Series II	88,384	5,791,819	80,955	5,797,957

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Issued in connection with acquisitions:(b)

Series I	803,912	$57,978,197	-	$-

Series II	775,472	51,406,035	-	-

Reacquired:

Series I	(1,912,557)	(165,555,489)	(1,553,777)	(125,738,832)

Series II	(839,168)	(61,862,305)	(115,611)	(8,655,710)

Net increase (decrease) in share activity	2,077,570	$121,840,258	(151,259)	$(17,641,930)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 30, 2020, the Fund acquired all the net assets of Invesco V.I. Mid Cap Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020 and by the shareholders of the Target Fund on April 24, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 1,579,384 shares of the Fund for 30,799,415 shares outstanding of the Target Fund as of the close of business on April 30, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 30, 2020. The Target Fund’s net assets as of the close of business on April 30, 2020 of $109,384,232, including $25,370,264 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $753,884,659 and $863,268,891 immediately after the acquisition.

    The pro forma results of operations for the year ended December 31, 2020 assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(4,379,802)

Net realized/unrealized gains	349,391,558

Change in net assets resulting from operations	$345,011,756

    As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 1, 2020.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

Effective on or about April 30, 2021, the name of the Fund and all references thereto will change from Invesco

Oppenheimer V.I. Discovery Mid Cap Growth Fund to Invesco V.I. Discovery Mid Cap Growth Fund.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (formerly known as Oppenheimer Discovery Mid Cap Growth Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,285.80	$4.60	$1,021.11	$4.06	0.80%
Series II	1,000.00	1,284.30	6.03	1,019.86	5.33	1.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$65,389,691
Corporate Dividends Received Deduction*	0.00%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

			N/A	N/A

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

			N/A	N/A

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

			N/A	N/A

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

			N/A	N/A

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Annual Report to Shareholders	December 31, 2020

Invesco Oppenheimer V.I. Global Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIGLBL-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco Oppenheimer V.I. Global Fund (the Fund) outperformed the MSCI All Country World Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	27.64%
Series II Shares	27.34
MSCI All Country World Index▼	16.25

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    The Fund outperformed the MSCI All Country World Index in 8 of 11 sectors. Stock selection in the communication services sector and consumer discretionary sector, as well as an overweight allocation in the information technology sector added most to relative Fund performance compared to the MSCI All Country World Index. Stock selection in the real estate sector, an underweight allocation in the materials sector and stock selection in health care detracted most from relative performance.

    On a geographic basis, stock selection in the US and Japan contributed most to relative Fund performance during the year. Overweight exposure to France and stock selection in Germany detracted the most from relative Fund performance.

    The top three individual contributors to relative Fund performance during the year were JD.com, Alphabet and PayPal Holdings. JD.com had a strong year. It is the number two player in e-commerce in China and has demonstrated through the pandemic the strength and relevance of its end to end service model, which marries the company’s e-commerce platform with its wholly owned distribution network. As the pandemic swept across parts of China, JD.com was able to operate in a highly effective manner. Alphabet is involved in some of the fastest growing and most exciting trends within the global economy. It dominates the online search market. Alphabet’s Google has benefited from an increase in brand and direct-response digital ad spending as search and YouTube ad revenue continue to grow. The firm’s cloud segment also continues to grow at a healthy pace. PayPal was another strong contributor. In a world of shelter-at-home mandates and social distancing, the adoption of digital payments has hastened at a pace that few predicted. As investors have grasped PayPal’s enhanced utility, the stock has climbed steadily.

    The three top detractors from relative Fund performance during the year were Airbus, Citigroup and DLF Limited. Airbus, the wide-body aircraft maker, has appealing traits, among them are limited competition and structurally growing demand for travel.

COVID-19, however, has dropped an exogenous shock to the system, which will take time to heal. We are content to remain patient here, though the near term will be difficult. Citigroup was also a victim of COVID-19. The aftermath of the pandemic has ushered in a period of low interest rates that central bankers have indicated may go on for years. That means that net interest margins will be compressed for an extended period. We decided to exit Citigroup earlier this year. DLF Limited, an Indian real estate owner and developer, was negatively impacted by COVID-19. Its lease income and development business took a hit due to the pandemic environment.

    Our holdings are selected for the sustainability of their purpose and the sensibility of their price. If we have this combination well calibrated, our portfolio should be able to weather most transient challenges and create meaningful economic value for our clients over the medium to long-term.

    We invest with a long-term structural mind-set, considering the attractiveness of a company’s attributes and ecosystem over as long as a 10-year horizon. Thus, the cyclical influences weigh very little on our thinking about, or the positioning of the portfolio. This remains the case. Our holdings are largely invested in industries that are growing organically, on a sustained basis, and our individual holdings are substantial beneficiaries.

    We thank you for your continued investment in Invesco Oppenheimer V.I. Global Fund.

Portfolio manager(s):

John Delano

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco Oppenheimer V.I. Global Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (11/12/90)	10.65%
10 Years	11.64
5 Years	14.84
1 Year	27.64

Series II Shares
Inception (7/13/00)	7.39%
10 Years	11.36
5 Years	14.56
1 Year	27.34

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Global Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Global Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco Oppenheimer V.I. Global Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco Oppenheimer V.I. Global Fund

Supplemental Information

Invesco Oppenheimer V.I. Global Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI All Country World Index is an unmanaged index considered representative of large and mip-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Oppenheimer V.I. Global Fund

Fund Information

Portfolio Composition

By country	% of total net assets

United States	53.03%
Japan	16.62
France	10.74
China	4.27
India	3.17
Sweden	2.85
United Kingdom	2.69
Germany	2.49
Countries, each less than 2% of portfolio	3.89
Money Market Funds Plus Other Assets Less Liabilities	0.25

Top 10 Equity Holdings*

% of total net assets
1. Alphabet, Inc., Class A	8.49%
2. LVMH Moet Hennessy Louis Vuitton SE	5.12
3. Adobe, Inc.	4.56
4. Facebook, Inc., Class A	4.41
5. JD.com, Inc., ADR	4.27
6. Intuit, Inc.	4.14
7. S&P Global, Inc.	3.93
8. Nidec Corp.	3.79
9. Murata Manufacturing Co. Ltd.	3.07
10. PayPal Holdings, Inc.	2.95

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco Oppenheimer V.I. Global Fund

Schedule of Investments

December 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–99.74%
Brazil–1.13%
StoneCo Ltd., Class A(a)	372,550	$31,264,396

China–4.27%
JD.com, Inc., ADR(a)	1,339,962	117,782,660

Denmark–0.07%
Ascendis Pharma A/S, ADR(a)	11,288	1,882,613

France–10.74%
Airbus SE(a)	680,495	74,751,980

Dassault Systemes SE	38,783	7,878,502

Kering S.A.	99,733	72,505,659

LVMH Moet Hennessy Louis Vuitton SE	226,201	141,337,330

		296,473,471

Germany–2.49%
SAP SE	522,999	68,726,532

India–3.16%
DLF Ltd.	15,300,485	48,898,966

ICICI Bank Ltd., ADR	2,588,928	38,471,469

		87,370,435

Italy–0.26%
Brunello Cucinelli S.p.A.(a)	168,134	7,299,610

Japan–16.62%
Capcom Co. Ltd.	621,200	40,387,770

FANUC Corp.	130,200	32,057,498

Keyence Corp.	142,744	80,333,793

MINEBEA MITSUMI, Inc.	23,500	467,535

Murata Manufacturing Co. Ltd.	941,800	84,819,582

Nidec Corp.	830,700	104,663,996

Omron Corp.	488,500	43,597,331

Takeda Pharmaceutical Co. Ltd.	570,194	20,670,474

TDK Corp.	345,300	52,081,194

		459,079,173

Netherlands–0.78%
ASML Holding N.V.	27,638	13,356,394

uniQure N.V.(a)	224,410	8,107,934

		21,464,328

Spain–1.21%
Industria de Diseno Textil S.A.	1,048,822	33,396,511

Sweden–2.85%
Assa Abloy AB, Class B	1,392,179	34,242,634

Atlas Copco AB, Class A	869,665	44,475,321

		78,717,955

Switzerland–0.44%
Zur Rose Group AG(a)	37,587	12,007,235

United Kingdom–2.69%
Farfetch Ltd., Class A(a)	680,013	43,391,630

Prudential PLC	1,680,293	31,015,244

		74,406,874

	Shares	Value

United States–53.03%
Adobe, Inc.(a)	251,555	$125,807,687

Agilent Technologies, Inc.	403,780	47,843,892

Alphabet, Inc., Class A(a)	133,749	234,413,847

Amazon.com, Inc.(a)	11,588	37,741,305

Analog Devices, Inc.	37,502	5,540,171

Anthem, Inc.	31,962	10,262,679

Avantor, Inc.(a)	1,277,507	35,961,822

Blueprint Medicines Corp.(a)	144,841	16,243,918

Boston Scientific Corp.(a)	364,376	13,099,317

Castle Biosciences, Inc.(a)	88,909	5,970,239

Centene Corp.(a)	152,916	9,179,548

Charles River Laboratories International, Inc.(a)	15,842	3,958,282

Colgate-Palmolive Co.	159,181	13,611,567

Dun & Bradstreet Holdings, Inc.(a)	152,740	3,803,226

Electronic Arts, Inc.(a)	171,682	24,653,535

Equifax, Inc.	227,885	43,945,343

Facebook, Inc., Class A(a)	445,893	121,800,132

Fidelity National Information Services, Inc.	224,339	31,734,995

Illumina, Inc.(a)	48,640	17,996,800

Intuit, Inc.	301,185	114,405,122

Ionis Pharmaceuticals, Inc.(a)	269,759	15,252,174

IQVIA Holdings, Inc.(a)	56,176	10,065,054

MacroGenics, Inc.(a)	356,733	8,154,916

Maxim Integrated Products, Inc.	846,454	75,038,147

Microsoft Corp.	124,384	27,665,489

Nuance Communications, Inc.(a)	194,676	8,583,265

PayPal Holdings, Inc.(a)	347,921	81,483,098

Pegasystems, Inc.	128,483	17,121,645

Phathom Pharmaceuticals, Inc.(a)	244,311	8,116,011

S&P Global, Inc.	330,481	108,639,019

Sage Therapeutics, Inc.(a)	98,037	8,481,181

Sarepta Therapeutics, Inc.(a)	113,843	19,409,093

Twist Bioscience Corp.(a)	12,647	1,786,895

United Parcel Service, Inc., Class B	274,709	46,260,996

Veracyte, Inc.(a)	323,430	15,828,664

Visa, Inc., Class A	133,784	29,262,574

Walt Disney Co. (The)(a)	314,785	57,032,746

Zimmer Biomet Holdings, Inc.	54,094	8,335,345

		1,464,489,739

Total Common Stocks & Other Equity Interests (Cost $897,266,729)		2,754,361,532

Preferred Stocks–0.01%
India–0.01%
Zee Entertainment Enterprises Ltd., 6.00%, Pfd. (Cost $0)	4,053,320	220,785

Money Market Funds–0.18%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)	1,723,917	1,723,917

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(b)(c)	1,230,642	1,231,011

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(c)	1,970,192	$1,970,192

Total Money Market Funds (Cost $4,925,243)		4,925,120

TOTAL INVESTMENTS IN SECURITIES–99.93% (Cost $902,191,972)		2,759,507,437

OTHER ASSETS LESS LIABILITIES–0.07%		2,059,455

NET ASSETS–100.00%		$2,761,566,892

Investment Abbreviations:

ADR – American Depositary Receipt

Pfd. – Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio,

Institutional Class	$20,491,964	$301,904,366	$(320,672,413)	$-	$-	$1,723,917	$36,162

Invesco Liquid Assets Portfolio, Institutional Class	-	35,350,405	(34,118,928)	(123)	(343)	1,231,011	782

Invesco Treasury Portfolio, Institutional Class	-	56,560,647	(54,590,455)	-	-	1,970,192	248

Total	$20,491,964	$393,815,418	$(409,381,796)	$(123)	$(343)	$4,925,120	$37,192

(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $897,266,729)	$2,754,582,317

Investments in affiliated money market funds, at value (Cost $4,925,243)	4,925,120

Cash	67,364

Foreign currencies, at value (Cost $426,710)	426,547

Receivable for:
Investments sold	2,637,634

Fund shares sold	256,291

Dividends	5,110,029

Investment for trustee deferred compensation and retirement plans	198,843

Total assets	2,768,204,145

Liabilities:
Payable for:
Fund shares reacquired	4,433,807

Accrued foreign taxes	204,726

Accrued fees to affiliates	1,374,555

Accrued trustees’ and officers’ fees and benefits	92

Accrued other operating expenses	425,230

Trustee deferred compensation and retirement plans	198,843

Total liabilities	6,637,253

Net assets applicable to shares outstanding	$2,761,566,892

Net assets consist of:
Shares of beneficial interest	$783,363,295

Distributable earnings	1,978,203,597

$2,761,566,892

Net Assets:
Series I	$1,438,772,522

Series II	$1,322,794,370

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	27,602,871

Series II	25,757,163

Series I:
Net asset value per share	$52.12

Series II:
Net asset value per share	$51.36

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $1,404,254)	$17,915,575

Dividends from affiliated money market funds	37,192

Interest	3,050

Total investment income	17,955,817

Expenses:
Advisory fees	14,738,266

Administrative services fees	3,867,071

Custodian fees	146,420

Distribution fees - Series II	2,772,032

Transfer agent fees	69,671

Trustees’ and officers’ fees and benefits	42,586

Reports to shareholders	187,761

Professional services fees	62,861

Other	46,253

Total expenses	21,932,921

Less: Fees waived	(900,944)

Net expenses	21,031,977

Net investment income (loss)	(3,076,160)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	143,259,179

Affiliated investment securities	(343)

Foreign currencies	142,138

143,400,974

Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities (net of foreign taxes of $351,510)	453,802,961

Affiliated investment securities	(123)

Foreign currencies	361,102

454,163,940

Net realized and unrealized gain	597,564,914

Net increase in net assets resulting from operations	$594,488,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(3,076,160)	$14,040,147

Net realized gain	143,400,974	90,146,991

Change in net unrealized appreciation	454,163,940	529,044,048

Net increase in net assets resulting from operations	594,488,754	633,231,186

Distributions to shareholders from distributable earnings:
Series I	(54,374,979)	(194,974,813)

Series II	(46,721,722)	(166,963,633)

Total distributions from distributable earnings	(101,096,701)	(361,938,446)

Share transactions–net:
Series I	(164,348,638)	21,278,948

Series II	(89,155,546)	156,942,783

Net increase (decrease) in net assets resulting from share transactions	(253,504,184)	178,221,731

Net increase in net assets	239,887,869	449,514,471

Net assets:
Beginning of year	2,521,679,023	2,072,164,552

End of year	$2,761,566,892	$2,521,679,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Series I
Year ended 12/31/20	$42.55	$(0.01)	$11.51	$11.50	$(0.31)	$(1.62)	$(1.93)	$52.12	27.64%	$1,438,773	0.77	%(e)	0.81	%(e)	(0.01	)%(e)	13%
Year ended 12/31/19	38.00	0.29	11.03	11.32	(0.40)	(6.37)	(6.77)	42.55	31.79	1,334,573	0.77		0.80		0.70		23
Year ended 12/31/18	47.42	0.37	(5.99)	(5.62)	(0.47)	(3.33)	(3.80)	38.00	(13.18)	1,160,317	0.78		0.78		0.81		16
Year ended 12/31/17	35.02	0.29	12.50	12.79	(0.39)	–	(0.39)	47.42	36.66	1,479,034	0.76		0.76		0.69		9
Year ended 12/31/16	38.00	0.26	(0.42)	(0.16)	(0.38)	(2.44)	(2.82)	35.02	0.08	1,245,070	0.77		0.77		0.75		14
Series II
Year ended 12/31/20	41.95	(0.11)	11.34	11.23	(0.20)	(1.62)	(1.82)	51.36	27.34	1,322,794	1.02	(e)	1.06	(e)	(0.26	)(e)	13
Year ended 12/31/19	37.53	0.18	10.89	11.07	(0.28)	(6.37)	(6.65)	41.95	31.45	1,187,107	1.02		1.04		0.45		23
Year ended 12/31/18	46.88	0.26	(5.92)	(5.66)	(0.36)	(3.33)	(3.69)	37.53	(13.39)	911,848	1.03		1.03		0.56		16
Year ended 12/31/17	34.64	0.18	12.36	12.54	(0.30)	–	(0.30)	46.88	36.32	1,309,590	1.01		1.01		0.43		9
Year ended 12/31/16	37.59	0.17	(0.41)	(0.24)	(0.27)	(2.44)	(2.71)	34.64	(0.16)	1,065,147	1.02		1.02		0.49		14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,264,399 and $1,108,813 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer V.I. Global Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is to seek capital appreciation.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco Oppenheimer V.I. Global Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $4.2 billion	0.600%

Over $5 billion	0.580%

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with Invesco.

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.62%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Invesco Oppenheimer V.I. Global Fund

    The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement excluding certain items discussed below) of Series I shares to 0.77% and Series II shares to 1.02% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $900,944.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $341,006 for accounting and fund administrative services and was reimbursed $3,526,065 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    For the year ended December 31, 2020, the Fund incurred $660 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Oppenheimer V.I. Global Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Brazil	$31,264,396	$–	$–	$31,264,396

China	117,782,660	–	–	117,782,660

Denmark	1,882,613	–	–	1,882,613

France	–	296,473,471	–	296,473,471

Germany	–	68,726,532	–	68,726,532

India	38,692,254	48,898,966	–	87,591,220

Italy	–	7,299,610	–	7,299,610

Japan	–	459,079,173	–	459,079,173

Netherlands	8,107,934	13,356,394	–	21,464,328

Spain	–	33,396,511	–	33,396,511

Sweden	–	78,717,955	–	78,717,955

Switzerland	–	12,007,235	–	12,007,235

United Kingdom	43,391,630	31,015,244	–	74,406,874

United States	1,464,489,739	–	–	1,464,489,739

Money Market Funds	4,925,120	–	–	4,925,120

Total Investments	$1,710,536,346	$1,048,971,091	$–	$2,759,507,437

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$13,783,397	$18,844,750

Long-term capital gain	87,313,304	343,093,696

Total distributions	$101,096,701	$361,938,446

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$664,007

Undistributed long-term capital gain	132,503,952

Net unrealized appreciation – investments	1,845,078,442

Net unrealized appreciation - foreign currencies	150,725

Temporary book/tax differences	(193,529)

Shares of beneficial interest	783,363,295

Total net assets	$2,761,566,892

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2020.

Invesco Oppenheimer V.I. Global Fund

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $306,078,552 and $647,310,848, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,846,839,285

Aggregate unrealized (depreciation) of investments	(1,760,843)

Net unrealized appreciation of investments	$1,845,078,442

    Cost of investments for tax purposes is $914,428,995.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2020, undistributed net investment income (loss) was increased by $3,058,576 and undistributed net realized gain was decreased by $3,058,576. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	1,282,828	$53,569,521	1,087,675	$44,342,732

Series II	4,607,818	189,694,783	5,583,631	232,838,451

Issued as reinvestment of dividends:
Series I	1,182,836	54,374,979	5,090,726	194,974,813

Series II	1,030,929	46,721,722	4,415,859	166,963,633

Reacquired:
Series I	(6,229,273)	(272,293,138)	(5,343,326)	(218,038,597)

Series II	(8,181,254)	(325,572,051)	(5,995,084)	(242,859,301)

Net increase (decrease) in share activity	(6,306,116)	$(253,504,184)	4,839,481	$178,221,731

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 11–Subsequent Event

Effective on or about April 30, 2021, the name of the Fund and all references thereto will change from Invesco Oppenheimer V.I. Global Fund to Invesco V.I. Global Fund.

Invesco Oppenheimer V.I. Global Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Global Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Global Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Global Fund (formerly known as Oppenheimer Global Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Oppenheimer V.I. Global Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,299.90	$4.45	$1,021.27	$3.91	0.77%
Series II	1,000.00	1,298.40	5.89	1,020.01	5.18	1.02

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Oppenheimer V.I. Global Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$87,313,304
Corporate Dividends Received Deduction*	80.23%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Oppenheimer V.I. Global Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco Oppenheimer V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco Oppenheimer V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco Oppenheimer V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco Oppenheimer V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco Oppenheimer V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco Oppenheimer V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Oppenheimer V.I. Global Fund

Annual Report to Shareholders	December 31, 2020

Invesco Oppenheimer V.I. Global Strategic Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIGLSI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco Oppenheimer V.I. Global Strategic Income Fund (the Fund) underperformed the Bloomberg Barclays U.S. Aggregate Bond Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	3.40%
Series II Shares	2.99
Bloomberg Barclays U.S. Aggregate Bond Index▼	7.51

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the year ended December 31, 2020, financial markets were predominantly driven by the COVID-19 pandemic and the swift response of extraordinary monetary and fiscal support globally.

    News of the pandemic overwhelmed the market’s previous expectations for 2020 global growth, which were supported by receding global trade concerns and indications that the US Federal Reserve (the Fed) would hold interest rates steady. The first quarter of 2020 was characterized by extreme volatility in the capital markets as COVID-19 spread rapidly across the globe. As global equity markets spiraled downward and interest rates in developed markets (DM) generally fell, yield spreads between Treasuries and both credit and emerging market (EM) debt widened significantly. These trends were further exacerbated by funding pressures and lower oil prices that resulted from increased supply as Russia and Saudi Arabia began a price war.

    Central banks and governments globally responded with monetary and fiscal stimulus of unprecedented scale. Major central banks, along with those in EM countries, swiftly cut interest rates and instituted other extraordinary policies. Notably, the Fed’s actions dwarfed those taken in 2008 and were implemented within a fraction of the time, including reducing short-term interest rates to zero, signaling unlimited quantitative easing in US Treasuries and reprising many of the 2008 liquidity programs. Investors reacted positively as funding concerns eased, and global equity and debt markets recovered some of their earlier losses by quarter end.

    In the second quarter, the pandemic’s spread continued across the globe (albeit at a slower rate) and economic indicators signaled that the economies of many countries, including the US, bottomed in April. In Asia, China’s economic activity improved as lockdowns eased, raising hopes for economic recovery. In Europe, to further boost support, the European Central Bank provided more favorable refinancing conditions in the form of targeted longer-term refinancing operations and increased its bond purchasing program twice. In EM economies, more central banks elected to cut interest rates rather than hold rates steady, with 12 of the 20 primary EM central banks cutting rates by at least 1.50%.1 Buoyed by global policy support measures, investor sentiment improved as global equity and fixed income markets recovered throughout the quarter.

    Several key trends from the second quarter developed further throughout the third quarter. US cases increased sharply early on, while several European countries had smaller flare-ups throughout the period, some of which caused reversals in reopening the economy. Second quarter GDP data released in July reflected COVID-19’s global economic impact with sharp contractions across multiple countries. US GDP showed a -31.4% annualized contraction.2 However, more recent indicators suggest that economies of many countries, including the US, are gradually recovering. In Asia, a rise in retail sales and a tightening labor market in China suggest the region’s economic recovery has further to run.

    Governments and policymakers across the world continue to provide fiscal and monetary policy support in response to the COVID-19 pandemic. In the third quarter, the US Federal Reserve implemented further measures to boost dollar liquidity, such as extending its dollar swap lines with other central banks until the end of March 2021. The Fed left policy rates unchanged and adjusted its inflation target to an “average” of 2%, thereby giving itself more flexibility around monetary policy.3 This, coupled with Fed assurances that it would provide whatever monetary support is needed, improved investor sentiment. Meanwhile, European Union leaders launched a €750 billion1 package aimed at funding post-pandemic relief efforts, while the European Central Bank held policy rates unchanged and granted Eurozone banks extra capital relief, enabling them to increase lending to governments, businesses and households. In emerging market economies, most central banks left policy rates unchanged, while central banks in Mexico, Colombia and Egypt cut interest rates to provide additional support to their economies.

    Central banks across the global maintained very accommodative stances throughout the fourth quarter, while the pandemic worsened in many countries as infections, hospitalizations and deaths rose. As a result, several countries, particularly in Europe, implemented varying levels of lockdowns that put pressure on nascent economic recoveries. For much of the quarter, the US struggled to pass another substantial fiscal stimulus package, putting added pressure on its economic recovery. Yet US elections outcomes in favor of the Democrats may indicate greater fiscal spending to come. During the quarter, several pharmaceutical firms announced vaccines with high efficacy against COVID-19, improving investor sentiment and providing a strong catalyst for a rally in global capital markets. Buoyed by continued monetary support and the beginning of vaccine distributions, global markets extended their recovery through quarter end.

    Compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which consists primarily of higher quality US exposures, the Fund takes a global perspective across the credit spectrum. Over the year, the Fund’s emerging market local rates and US investment grade credit contributed to Fund performance, while positioning in DM high yield and EM foreign currencies detracted.

    Coming into 2020, portfolio positioning continued to favor EM rates and foreign currency (FX) exposure given attractive yields and additional room for central bank rate cuts amidst a low inflationary environment, as well as less attractive negative/low yielding rates and FX in DM countries. Beyond that, a supportive backdrop of recovering global growth and easier US financial conditions existed given a pausing (and perhaps cutting) Fed. However, a sharp reassessment of global growth prospects and a large correction in asset prices occurred in March. Global markets sold off as COVID-19 spread, but the severe liquidity stress experienced in the second half of the month, which added an additional leg of dislocation unwarranted by fundamentals, is what truly took markets by surprise. As a result, the Fund’s higher EM exposure and lower DM duration positioning led to underperformance in the first quarter.

    Rather than reducing the overall risk level of the portfolio, and thus inhibiting the Fund from taking advantage of opportunities, the team consolidated exposures to where they believed the best opportunities to be going forward, including focusing on areas well supported by global central banks. This included largely maintaining our EM rates exposure, as we believed these central banks had more room to cut, rotating into lower beta credit exposure, as well as creating more balanced foreign currency exposure between EM and DM, with the expectation of the US dollar weakening over the longer term. The second quarter witnessed a fairly sharp market reversal and the beginning of a recovery trade, which largely continued in the third and

Invesco Oppenheimer V.I. Global Strategic Income Fund

fourth quarters, as the magnitude of the economic downturn was met with large policy easing by the Fed and global central banks, along with large fiscal spending. The seismic shift in global central bank policy created significant opportunities in EM and DM interest rates, which we correctly anticipated to be among the first opportunities realized. The Fund rebounded strongly in the second quarter, benefiting from EM rates positions, as most central banks materially cut their policy rates (by 1.50% on average)1 while longer-term rates had also fallen due to lowered inflation expectations, along with EM and DM market credit positions, as spreads rebounded (although still remained wide of their tightenings in early February). These trends largely prevailed in the third and fourth quarters, with the Fund ending the year in positive territory.

    In terms of positioning, we continue to favor EM interest rate exposure, although we have shifted focus to the three- to five-year maturity range of country yield curves given attractive total return potential. We also increased our foreign currency exposure, as we see a tremendous opportunity over the next two to three years with the Fed having removed much support for the US dollar. We incrementally increased the Fund’s exposure to US and developed market credit, while reducing emerging market credit exposure. Overall, fiscal and monetary policy actions globally continue to be supportive, and we remain quite constructive in seeking global income opportunities.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco Oppenheimer V.I. Global Strategic Income Fund.

1 Source: International Monetary Fund

2 Source: US Bureau of Economic Analysis

3 Source: US Federal Reserve

Portfolio manager(s):

Hemant Baijal (Lead)

Christopher (Chris) Kelly

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (5/3/93)	5.57%
10 Years	3.61
5 Years	4.40
1 Year	3.40

Series II Shares
Inception (3/19/01)	5.14%
10 Years	3.34
5 Years	4.15
1 Year	2.99

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Global Strategic Income Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Global Strategic Income Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco Oppenheimer V.I. Global Strategic Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Supplemental Information

Invesco Oppenheimer V.I. Global Strategic Income Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Fund Information

Portfolio Composition

By security type		% of total net assets
Non-U.S. Dollar Denominated Bonds & Notes		35.69%
U.S. Dollar Denominated Bonds & Notes		32.59
Asset-Backed Securities		6.87
U.S. Government Sponsored Agency Mortgage-Backed Securities		3.81
U.S. Treasury Securities		1.98
Preferred Stocks		1.33
Variable Rate Senior Loan Interests		1.22
Agency Credit Risk Transfer Notes		1.18
Security Types Each Less Than 1% of Portfolio		1.36
Money Market Funds Plus Other Assets Less Liabilities		13.97

Top Five Debt Issuers*
		% of total net assets
1.	Hellenic Republic Government Bond	8.34%
2.	Italy Buoni Poliennali Del Tesoro	3.79
3.	Australia Government Bond	3.70
4.	Indonesia Treasury Bond	3.54
5.	Uniform Mortgage-Backed Securities	2.26

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Consolidated Schedule of Investments

December 31, 2020

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–35.69%(a)
Argentina–1.51%
Argentina Treasury Bond BONCER,
1.00%, 08/05/2021	ARS	814,936,715	$12,922,595
1.40%, 03/25/2023	ARS	69,727,000	986,961
1.50%, 03/25/2024	ARS	51,260,000	665,611
4.00%, 04/27/2025	ARS	29,500,000	835,862
Argentine Bonos del Tesoro, 18.20%, 10/03/2021	ARS	9,285,000	98,334
			15,509,363

Australia–3.70%
Australia Government Bond, Series 152, 2.75%, 11/21/2028(b)	AUD	18,600,000	16,550,251
Series 162, 1.75%, 06/21/2051(b)	AUD	29,071,000	21,351,577
			37,901,828

Austria–0.48%
Erste Group Bank AG, 6.50%(b)(c)(d)	EUR	400,000	547,053
Republic of Austria Government Bond, 2.10%, 09/20/2117(b)	EUR	1,610,000	4,407,313
			4,954,366

Brazil–0.39%
Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/2045	BRL	3,400,000	3,020,323
Swiss Insured Brazil Power Finance S.a r.l., 9.85%, 07/16/2032(b)	BRL	4,411,125	974,504
			3,994,827

Chile–0.54%
Bonos de la Tesoreria de la Republica en pesos, 2.80%, 10/01/2033(b)	CLP	4,000,000,000	5,483,181

Colombia–0.35%
Colombian TES, Series B, 10.00%, 07/24/2024	COP	10,146,000,000	3,608,669

Cyprus–0.98%
Cyprus Government International Bond, 1.25%, 01/21/2040(b)	EUR	7,565,000	10,013,611

Czech Republic–0.15%
CPI Property Group S.A., 4.88%(b)(c)(d)	EUR	1,200,000	1,539,206

Denmark–0.04%
Danske Bank A/S, 5.88%(b)(c)(d)	EUR	360,000	461,079

	Principal Amount		Value

Egypt–0.56%
Egypt Government Bond, 16.00%, 06/11/2022	EGP	50,300,000	$3,315,684
Egypt Government International Bond, 4.75%, 04/16/2026(b)	EUR	1,900,000	2,416,624
			5,732,308

Germany–0.15%
Commerzbank AG, 6.13%(b)(c)(d)	EUR	1,200,000	1,568,613

Greece–8.34%
Hellenic Republic Government Bond,
1.50%, 06/18/2030(b)	EUR	45,850,000	60,533,073
1.88%, 02/04/2035(b)	EUR	17,978,000	24,834,970
Series GDP, 0.00%, 10/15/2042(e)	EUR	23,730,000	96,246
			85,464,289

India–2.22%
India Government Bond,
7.72%, 05/25/2025	INR	15,000,000	226,229
8.20%, 09/24/2025	INR	215,600,000	3,313,869
7.59%, 01/11/2026	INR	300,000,000	4,536,163
7.27%, 04/08/2026	INR	600,000,000	8,984,295
8.24%, 02/15/2027	INR	215,000,000	3,342,957
7.17%, 01/08/2028	INR	155,000,000	2,302,593
			22,706,106

Indonesia–3.53%
Indonesia Treasury Bond,
6.50%, 02/15/2031	IDR	95,000,000,000	7,081,818
Series FR56, 8.38%, 09/15/2026	IDR	104,095,000,000	8,495,087
Series FR59, 7.00%, 05/15/2027	IDR	90,000,000,000	6,913,768
Series FR64, 6.13%, 05/15/2028	IDR	20,000,000,000	1,445,979
Series FR74, 7.50%, 08/15/2032	IDR	72,480,000,000	5,627,214
Series FR78, 8.25%, 05/15/2029	IDR	29,100,000,000	2,390,330
Series FR82, 7.00%, 09/15/2030	IDR	55,000,000,000	4,245,374
			36,199,570

Italy–4.46%
Banca Monte dei Paschi di Siena S.p.A., 5.38%, 01/18/2028(b)(c)	EUR	750,000	798,272
Intesa Sanpaolo S.p.A., 7.75%(b)(c)(d)	EUR	1,300,000	1,907,759
5.50%(b)(c)(d)	EUR	1,300,000	1,693,757
Italy Buoni Poliennali Del Tesoro, 2.80%, 03/01/2067(b)	EUR	23,691,000	38,859,590

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount		Value
Italy–(continued)
UniCredit S.p.A., 9.25%(b)(c)(d)	EUR	1,800,000	$2,417,493
			45,676,871

Ivory Coast–0.65%
Ivory Coast Government International Bond,
5.25%, 03/22/2030(b)	EUR	1,819,000	2,389,874
4.88%, 01/30/2032(b)	EUR	790,000	994,906
6.88%, 10/17/2040(b)	EUR	2,330,000	3,246,564
			6,631,344

Mexico–0.06%
J.P. Morgan S.A./Hipotecaria Su Casita S.A. de C.V., 6.47%, 08/26/2035(b)(f)	MXN	5,808,600	42,878
Mexican Bonos, Series M, 7.75%, 11/13/2042	MXN	10,000,000	579,276
			622,154

Netherlands–0.73%
ABN AMRO Bank N.V., 4.38%(b)(c)(d)	EUR	3,200,000	4,164,161
Cooperatieve Rabobank U.A., 4.38%(b)(c)(d)	EUR	1,200,000	1,625,230
Maxeda DIY Holding B.V., 5.88%, 10/01/2026(b)	EUR	418,000	533,757
Stichting AK Rabobank Certificaten, 6.50%(b)(d)	EUR	715,625	1,161,432
			7,484,580

Portugal–0.62%
Banco Comercial Portugues S.A., 4.50%, 12/07/2027(b)(c)	EUR	500,000	607,350
Caixa Geral de Depositos S.A., 10.75%(b)(c)(d)	EUR	3,600,000	4,852,850
Novo Banco S.A.,
3.50%, 02/19/2043(b)	EUR	750,000	804,640
3.50%, 03/18/2043(b)	EUR	110,000	118,277
			6,383,117

Russia–1.62%
Mos.ru, 5.00%, 08/22/2034	RUB	22,725,040	0
Russian Federal Bond - OFZ,
Series 6212, 7.05%, 01/19/2028	RUB	250,000,000	3,653,296
Series 6221, 7.70%, 03/23/2033	RUB	133,300,000	2,031,689
Series 6225, 7.25%, 05/10/2034	RUB	537,500,000	7,912,081
Series 6228, 7.65%, 04/10/2030	RUB	200,000,000	3,055,057
			16,652,123

	Principal Amount		Value
South Africa–1.15%
Republic of South Africa Government Bond, Series 2037, 8.50%, 01/31/2037	ZAR	9,400,000	$530,316
Series R186, 10.50%, 12/21/2026	ZAR	101,775,000	8,201,990
Republic of South Africa Government International Bond, Series 2048, 8.75%, 02/28/2048	ZAR	54,000,000	3,027,618
			11,759,924

Spain–2.24%
Banco Bilbao Vizcaya Argentaria S.A.,
5.88%(b)(c)(d)	EUR	2,625,000	3,298,130
6.00%(b)(c)(d)	EUR	600,000	788,331
6.00%(b)(c)(d)	EUR	2,800,000	3,786,456
Banco Santander S.A.,
4.38%(b)(c)(d)	EUR	2,600,000	3,192,203
6.25%(b)(c)(d)	EUR	3,900,000	4,886,934
4.75%(b)(c)(d)	EUR	1,200,000	1,472,027
Bankinter S.A.,
8.63%(b)(c)(d)	EUR	1,145,000	1,436,382
6.25%(b)(c)(d)	EUR	1,200,000	1,616,067
CaixaBank S.A., 5.88%(b)(c)(d)	EUR	1,800,000	2,430,961
			22,907,491

Supranational–0.28%
African Development Bank, 0.00%, 01/17/2050(e)	ZAR	78,000,000	539,684
European Bank for Reconstruction and Development, 6.85%, 06/21/2021	IDR	10,600,000,000	764,102
International Finance Corp.,
0.00%, 02/15/2029(b)(e)	TRY	3,700,000	190,301
0.00%, 03/23/2038(e)	MXN	90,000,000	1,409,576
			2,903,663

Thailand–0.14%
Thailand Government Bond, 3.30%, 06/17/2038	THB	35,000,000	1,455,768

United Kingdom–0.55%
eG Global Finance PLC, 6.25%, 10/30/2025(b)	EUR	150,000	189,239
HSBC Holdings PLC,
5.25%(b)(c)(d)	EUR	1,300,000	1,661,597
6.00%(b)(c)(d)	EUR	1,555,000	2,087,266
Iceland Bondco PLC, 4.63%, 03/15/2025(b)	GBP	391,000	533,607
Natwest Group PLC, 5.13%(c)(d)	GBP	780,000	1,117,983
			5,589,692

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount		Value
United States–0.25%
AT&T, Inc., 2.05%, 05/19/2032	EUR	1,820,000	$2,538,942
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $362,556,049)			365,742,685

U.S. Dollar Denominated Bonds & Notes–32.59%
Argentina–0.35%
Argentine Bonad Bonds, 0.10%, 11/30/2021		$4,616,450	2,602,524
Argentine Republic Government International Bond, 2.50%, 07/09/2041(g)		2,600,000	986,700
			3,589,224

Australia–0.01%
FMG Resources August 2006 Pty. Ltd., 4.75%, 05/15/2022(b)		119,000	122,644

Belgium–0.00%
Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 03/01/2028(b)		5,000	5,349

Brazil–1.03%
B2W Digital Lux S.a.r.l., 4.38%, 12/20/2030(b)		815,000	844,544
Banco do Brasil S.A., 6.25%(b)(c)(d)		625,000	641,562
Braskem Netherlands Finance B.V., 8.50%, 01/23/2081(b)(c)		390,000	434,659
Cemig Geracao e Transmissao S.A., 9.25%, 12/05/2024(b)		650,000	751,569
CSN Islands XI Corp., 6.75%, 01/28/2028(b)		560,000	607,040
Petrobras Global Finance B.V., 5.09%, 01/15/2030		5,200,000	5,817,500
Yara International ASA, 3.15%, 06/04/2030(b)		1,300,000	1,409,122
			10,505,996

	Principal Amount	Value

Canada–0.88%
1011778 BC ULC/New Red Finance, Inc., 4.00%, 10/15/2030(b)	$642,000	$651,893
Canadian Natural Resources Ltd., 2.05%, 07/15/2025	2,600,000	2,729,700
Cenovus Energy, Inc., 4.25%, 04/15/2027	598,000	653,321
GFL Environmental, Inc., 3.50%, 09/01/2028(b)	324,000	330,953
Magna International, Inc., 2.45%, 06/15/2030	1,300,000	1,399,357
Nutrien Ltd., 2.95%, 05/13/2030	1,300,000	1,431,763
Parkland Corp., 6.00%, 04/01/2026(b)	567,000	596,413
Transcanada Trust, Series 16-A, 5.88%, 08/15/2076(c)	1,130,000	1,261,166
		9,054,566

Chile–0.14%
AES Gener S.A., 6.35%, 10/07/2079(b)(c)	750,000	825,937
Antofagasta PLC, 2.38%, 10/14/2030(b)	650,000	653,250
		1,479,187

China–0.65%
CIFI Holdings Group Co. Ltd.,
6.45%, 11/07/2024(b)	800,000	865,000
6.00%, 07/16/2025(b)	650,000	697,159
Country Garden Holdings Co. Ltd., 5.40%, 05/27/2025(b)	1,690,000	1,827,422
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, 7.50%, 05/01/2025(b)	135,000	119,475
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/2021(b)	1,250,000	1,257,813
Logan Group Co. Ltd.,
7.50%, 08/25/2022(b)	565,000	581,679
5.25%, 02/23/2023(b)	1,250,000	1,274,998
		6,623,546

Congo, Democratic Republic of the–0.12%
HTA Group Ltd., 7.00%, 12/18/2025(b)	1,170,000	1,265,823

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
Denmark–0.03%
Danske Bank A/S, 6.13%(b)(c)(d)	$250,000	$265,116

Dominican Republic–0.41%
Dominican Republic International Bond,
5.95%, 01/25/2027(b)	650,000	766,188
6.40%, 06/05/2049(b)	1,187,000	1,397,692
5.88%, 01/30/2060(b)	1,800,000	1,989,000
		4,152,880

Egypt–0.20%
Egypt Government International Bond,
8.50%, 01/31/2047(b)	1,300,000	1,477,612
8.70%, 03/01/2049(b)	522,000	605,194
		2,082,806

France–1.35%
BNP Paribas S.A.,
6.75%(b)(c)(d)	2,000,000	2,090,620
7.38%(b)(c)(d)	1,300,000	1,504,834
Credit Agricole S.A.,
8.13%(b)(c)(d)	433,000	527,946
6.88%(b)(c)(d)	1,600,000	1,776,104
La Mondiale SAM, 4.80%, 01/18/2048(b)(c)	858,000	917,524
Societe Generale S.A.,
7.38%(b)(c)(d)	1,600,000	1,642,000
8.00%(b)(c)(d)	2,145,000	2,518,706
Total Capital International S.A., 3.13%, 05/29/2050	2,600,000	2,820,648
		13,798,382

Ghana–0.14%
Ghana Government International Bond,
7.88%, 03/26/2027(b)	650,000	716,753
8.95%, 03/26/2051(b)	650,000	679,933
		1,396,686

Hong Kong–0.33%
Melco Resorts Finance Ltd., 4.88%, 06/06/2025(b)	3,250,000	3,357,249

India–0.44%
Azure Power Energy Ltd., 5.50%, 11/03/2022(b)	1,515,000	1,556,663
NTPC Ltd., 4.50%, 03/19/2028(b)	650,000	727,727
Oil India International Pte. Ltd., 4.00%, 04/21/2027(b)	2,119,000	2,278,073
		4,562,463

	Principal Amount	Value

Indonesia–1.22%
Indonesia Government International Bond, 4.45%, 04/15/2070	$1,300,000	$1,600,010
PT Cikarang Listrindo Tbk, 4.95%, 09/14/2026(b)	2,285,000	2,387,825
PT Indonesia Asahan Aluminium (Persero),
4.75%, 05/15/2025(b)	2,600,000	2,875,600
5.45%, 05/15/2030(b)	1,300,000	1,565,717
PT Pertamina (Persero), 4.70%, 07/30/2049(b)	650,000	745,948
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.13%, 05/15/2027(b)	1,300,000	1,441,128
PT Tower Bersama Infrastructure Tbk, 4.25%, 01/21/2025(b)	650,000	676,000
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.88%, 07/17/2049(b)	1,040,000	1,186,458
		12,478,686

Ireland–0.59%
AerCap Global Aviation Trust, 6.50%, 06/15/2045(b)(c)	503,000	514,318
Coriolanus DAC,
Series 116, 0.00%, 04/30/2025(b)(e)	640,519	638,529
Series 119, 0.00%, 04/30/2025(b)(e)	681,434	679,317
Series 120, 0.00%, 04/30/2025(b)(e)	852,983	850,334
Series 122, 0.00%, 04/30/2025(b)(e)	747,347	745,026
Series 124, 0.00%, 04/30/2025(b)(e)	600,240	598,375
Series 126, 0.00%, 04/30/2025(b)(e)	671,504	669,418
Series 127, 0.00%, 04/30/2025(b)(e)	777,798	775,382
0.00%, 04/30/2025(b)(e)	610,445	608,550
		6,079,249

Italy–0.09%
Telecom Italia Capital S.A., 7.20%, 07/18/2036	690,000	933,101

Japan–0.13%
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/2050	1,300,000	1,385,656

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
Kazakhstan–0.07%
Astana-Finance JSC, 0.00%, 12/22/2024(b)(e)(f)	$315,159	$ 0
KazMunayGas National Co. JSC, 3.50%, 04/14/2033(b)	650,000	711,690
		711,690

Luxembourg–0.29%
ArcelorMittal S.A., 3.60%, 07/16/2024	2,500,000	2,698,786
Intelsat Jackson Holdings S.A., 8.50%, 10/15/2024(b)(h)	367,000	263,286
		2,962,072

Macau–0.51%
MGM China Holdings Ltd., 5.38%, 05/15/2024(b)	1,505,000	1,557,833
Sands China Ltd.,
3.80%, 01/08/2026(b)	520,000	556,639
4.38%, 06/18/2030(b)	650,000	726,030
Wynn Macau Ltd., 4.88%, 10/01/2024(b)	2,335,000	2,371,438
		5,211,940

Mexico–0.68%
Banco Mercantil del Norte S.A., 8.38%(b)(c)(d)	650,000	776,919
Cemex S.A.B. de C.V., 5.45%, 11/19/2029(b)	1,015,000	1,118,286
Petroleos Mexicanos,
6.88%, 10/16/2025(b)	1,300,000	1,426,620
4.50%, 01/23/2026	1,797,000	1,793,388
6.49%, 01/23/2027	650,000	687,375
6.38%, 01/23/2045	1,300,000	1,193,725
		6,996,313

Netherlands–0.34%
ING Groep N.V., 5.75%(c)(d)	500,000	543,857
UPC Holding B.V., 5.50%, 01/15/2028(b)	481,000	508,357
VEON Holdings B.V., 3.38%, 11/25/2027(b)	2,355,000	2,422,377
		3,474,591

Nigeria–0.07%
Nigeria Government International Bond, 9.25%, 01/21/2049(b)	600,000	707,013

	Principal Amount	Value
Oman–0.30%
Oman Government International Bond, 4.75%, 06/15/2026(b)	$3,018,000	$ 3,027,145
Peru–0.15%
Banco de Credito del Peru, 3.13%, 07/01/2030(b)(c)	650,000	666,257
Nexa Resources S.A., 6.50%, 01/18/2028(b)	780,000	920,887
		1,587,144

Saudi Arabia–0.05%
ADES International Holding PLC, 8.63%, 04/24/2024(b)	500,000	502,500
South Africa–0.13%
Republic of South Africa Government International Bond, 5.75%, 09/30/2049	1,300,000	1,306,920
Spain–0.08%
Banco Santander S.A., 2.75%, 12/03/2030	800,000	826,368
Sri Lanka–0.13%
Sri Lanka Government International Bond,
6.35%, 06/28/2024(b)	1,210,000	742,940
6.20%, 05/11/2027(b)	200,000	114,908
6.75%, 04/18/2028(b)	873,000	503,616
		1,361,464

Sweden–0.06%
Skandinaviska Enskilda Banken AB, 5.13%(b)(c)(d)	600,000	627,825

Switzerland–1.41%
Argentum Netherlands B.V. for Swiss Re Ltd., 5.75%, 08/15/2050(b)(c)	1,560,000	1,775,085
Credit Suisse Group AG,
7.13%(b)(c)(d)	570,000	602,342
7.50%(b)(c)(d)	2,020,000	2,253,914
6.38%(b)(c)(d)	965,000	1,075,575
6.25%(b)(c)(d)	625,000	685,508
7.50%(b)(c)(d)	540,000	589,950
UBS Group AG,
7.00%(b)(c)(d)	650,000	713,014
7.00%(b)(c)(d)	2,400,000	2,737,500
7.13%(b)(c)(d)	2,600,000	2,681,250
6.88%(b)(c)(d)	630,000	637,494
5.13%(b)(c)(d)	650,000	697,125
		14,448,757

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
Thailand–0.44%
Bangkok Bank PCL,
3.73%, 09/25/2034(b)(c)	$700,000	$ 730,200
5.00%(b)(c)(d)	1,130,000	1,184,297
Thaioil Treasury Center Co. Ltd.,
3.50%, 10/17/2049(b)	1,300,000	1,254,068
3.75%, 06/18/2050(b)	1,300,000	1,294,943
		4,463,508

Ukraine–0.64%
Metinvest B.V.,
8.50%, 04/23/2026(b)	1,250,000	1,409,375
7.65%, 10/01/2027(b)	200,000	219,500
7.75%, 10/17/2029(b)	920,000	1,010,675
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.63%, 11/08/2026(b)	600,000	623,100
Ukraine Government International Bond,
7.75%, 09/01/2024(b)	650,000	724,233
7.75%, 09/01/2025(b)	938,000	1,054,054
7.30%, 03/15/2033(b)	1,430,000	1,565,764
		6,606,701

United Arab Emirates–0.16%
Emirate of Dubai Government International Bond, 3.90%, 09/09/2050(b)	1,650,000	1,627,106
United Kingdom–1.21%
BAT Capital Corp., 2.26%, 03/25/2028	2,600,000	2,701,268
BP Capital Markets PLC, 4.88%(c)(d)	910,000	1,017,562
eG Global Finance PLC, 8.50%, 10/30/2025(b)	296,000	314,204
HSBC Holdings PLC,
6.38%(c)(d)	2,080,000	2,276,092
6.38%(c)(d)	1,465,000	1,584,031
Natwest Group PLC, 6.00%(c)(d)	535,000	587,360
Standard Chartered PLC, 7.50%(b)(c)(d)	1,625,000	1,701,042
Standard Life Aberdeen PLC, 4.25%, 06/30/2028(b)	1,225,000	1,311,853

	Principal Amount	Value
United Kingdom–(continued)
Virgin Media Secured Finance PLC,
5.50%, 08/15/2026(b)	$169,000	$ 175,866
5.50%, 05/15/2029(b)	130,000	141,094
Vodafone Group PLC, 7.00%, 04/04/2079(c)	500,000	622,633
		12,433,005

United States–17.76%
Acadia Healthcare Co., Inc., 5.00%, 04/15/2029(b)	487,000	521,090
AdaptHealth LLC, 4.63%, 08/01/2029(b)	291,000	299,366
AECOM, 5.13%, 03/15/2027	189,000	210,998
Akumin, Inc., 7.00%, 11/01/2025(b)	685,000	721,819
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 3.50%, 03/15/2029(b)	272,000	275,128
Alcoa Nederland Holding B.V., 6.13%, 05/15/2028(b)	2,600,000	2,845,375
Allison Transmission, Inc., 3.75%, 01/30/2031(b)	756,000	774,900
Ally Financial, Inc.,
5.75%, 11/20/2025	521,000	606,962
8.00%, 11/01/2031	254,000	373,385
American Airlines Group, Inc., 5.00%, 06/01/2022(b)	262,000	236,032
Amsted Industries, Inc., 5.63%, 07/01/2027(b)	165,000	175,900
Anagram International, Inc./Anagram Holdings LLC, 5% PIK Rate, 5% Cash Rate, 08/15/2026(b)(i)	17,059	16,974
Antero Resources Corp., 5.00%, 03/01/2025	724,000	689,157
Applied Materials, Inc., 2.75%, 06/01/2050	1,300,000	1,417,331
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 8.25%, 12/31/2028(b)	66,000	66,000
ASGN, Inc., 4.63%, 05/15/2028(b)	239,000	248,964
Ashland LLC, 4.75%, 08/15/2022	18,000	18,889
Banff Merger Sub, Inc., 9.75%, 09/01/2026(b)	323,000	349,234

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Bausch Health Cos., Inc.,
7.00%, 03/15/2024(b)	$349,000	$ 359,383
5.75%, 08/15/2027(b)	156,000	167,603
Becton, Dickinson and Co., 3.79%, 05/20/2050	2,600,000	3,091,449
Belo Corp., 7.75%, 06/01/2027	207,000	241,988
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/2025(b)	427,000	455,822
BMC East LLC, 5.50%, 10/01/2024(b)	508,000	521,970
BorgWarner, Inc., 2.65%, 07/01/2027	1,300,000	1,398,530
Boxer Parent Co., Inc., 9.13%, 03/01/2026(b)	376,000	405,610
Brink’s Co. (The),
5.50%, 07/15/2025(b)	53,000	56,677
4.63%, 10/15/2027(b)	591,000	618,703
Bunge Ltd. Finance Corp., 1.63%, 08/17/2025	2,080,000	2,150,666
Calpine Corp.,
5.25%, 06/01/2026(b)	164,000	169,904
3.75%, 03/01/2031(b)	556,000	551,666
Calumet Specialty Products Partners L.P./Calumet Finance Corp.,
7.63%, 01/15/2022	142,000	141,079
9.25%, 07/15/2024(b)	260,000	291,200
Camelot Finance S.A., 4.50%, 11/01/2026(b)	503,000	525,949
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(b)	500,000	548,760
Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	703,000	729,289
Carnival Corp.,
11.50%, 04/01/2023(b)	5,765,000	6,674,573
10.50%, 02/01/2026(b)	328,000	382,530
Carrier Global Corp., 2.70%, 02/15/2031	1,300,000	1,398,370
CCM Merger, Inc., 6.38%, 05/01/2026(b)	491,000	516,777

	Principal Amount	Value
United States–(continued)
CCO Holdings LLC/CCO Holdings Capital Corp.,
4.00%, 03/01/2023(b)	$92,000	$ 92,748
5.75%, 02/15/2026(b)	387,000	399,810
5.13%, 05/01/2027(b)	253,000	268,819
5.88%, 05/01/2027(b)	60,000	62,385
5.00%, 02/01/2028(b)	550,000	582,175
4.50%, 08/15/2030(b)	529,000	562,065
Celanese US Holdings LLC, 5.88%, 06/15/2021	1,019,000	1,041,521
Centene Corp.,
5.38%, 06/01/2026(b)	561,000	592,394
5.38%, 08/15/2026(b)	393,000	416,089
4.63%, 12/15/2029	474,000	526,853
3.38%, 02/15/2030	360,000	379,316
Charles River Laboratories International, Inc., 4.25%, 05/01/2028(b)	541,000	567,612
Charles Schwab Corp. (The), Series G, 5.38%(c)(d)	2,500,000	2,790,625
Choice Hotels International, Inc., 3.70%, 01/15/2031	3,900,000	4,326,640
Clarios Global L.P., 6.75%, 05/15/2025(b)	122,000	131,647
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	100,000	108,806
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	472,000	506,664
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	269,000	266,618
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(b)	362,000	426,255
CNX Resources Corp.,
7.25%, 03/14/2027(b)	492,000	527,065
6.00%, 01/15/2029(b)	151,000	154,980

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Colfax Corp.,
6.00%, 02/15/2024(b)	$149,000	$ 154,777
6.38%, 02/15/2026(b)	70,000	74,835
Comstock Resources, Inc., 9.75%, 08/15/2026	477,000	512,298
Continental Resources, Inc., 5.75%, 01/15/2031(b)	288,000	320,214
Cox Communications, Inc., 2.95%, 10/01/2050(b)	956,000	977,481
Crown Castle International Corp., 3.25%, 01/15/2051	1,300,000	1,371,697
CSC Holdings LLC,
5.88%, 09/15/2022	100,000	106,063
5.50%, 04/15/2027(b)	304,000	322,544
6.50%, 02/01/2029(b)	280,000	316,659
4.63%, 12/01/2030(b)	729,000	761,903
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	273,000	279,589
CVS Health Corp., 1.30%, 08/21/2027	1,300,000	1,306,283
Cxloyalty Group, Inc., 15.50% PIK Rate, 12.50% Cash Rate, 11/10/2022(b)(i)	1,345,033	1,429,098
Dana Financing Luxembourg S.a.r.l., 6.50%, 06/01/2026(b)	180,000	188,977
Dana, Inc.,
5.38%, 11/15/2027	146,000	155,034
5.63%, 06/15/2028	253,000	272,826
Darling Ingredients, Inc., 5.25%, 04/15/2027(b)	79,000	84,149
DaVita, Inc.,
4.63%, 06/01/2030(b)	255,000	270,459
3.75%, 02/15/2031(b)	757,000	770,047
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	409,000	424,593
6.20%, 07/15/2030(b)	2,600,000	3,383,155
Delta Air Lines, Inc.,
7.00%, 05/01/2025(b)	575,000	664,249
7.38%, 01/15/2026	1,775,000	2,028,880

	Principal Amount	Value
United States–(continued)
Diamond Sports Group LLC/ Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	$766,000	$ 623,811
6.63%, 08/15/2027(b)	387,000	234,619
Discovery Communications LLC, 3.63%, 05/15/2030	1,040,000	1,192,110
DISH DBS Corp.,
5.88%, 11/15/2024	283,000	297,150
7.75%, 07/01/2026	150,000	168,112
DISH Network Corp., Conv., 3.38%, 08/15/2026	100,000	95,573
Diversified Healthcare Trust, 9.75%, 06/15/2025	522,000	593,180
Dun & Bradstreet Corp. (The), 6.88%, 08/15/2026(b)	157,000	169,069
eBay, Inc., 2.70%, 03/11/2030	520,000	559,980
Embarq Corp., 8.00%, 06/01/2036	300,000	370,597
Encompass Health Corp., 4.75%, 02/01/2030	475,000	509,646
Energizer Holdings, Inc., 4.38%, 03/31/2029(b)	495,000	513,325
Energy Transfer Operating L.P., Series A, 6.25%(c)(d)	175,000	139,563
EnerSys, 5.00%, 04/30/2023(b)	497,000	521,539
EnPro Industries, Inc., 5.75%, 10/15/2026	606,000	646,032
EPR Properties, 3.75%, 08/15/2029	2,700,000	2,590,899
EQM Midstream Partners L.P.,
6.50%, 07/01/2027(b)	268,000	302,157
5.50%, 07/15/2028	577,000	631,803
Everi Payments, Inc., 7.50%, 12/15/2025(b)	175,000	182,200
Expedia Group, Inc., 3.60%, 12/15/2023(b)	1,300,000	1,386,262
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	228,000	240,157
Flex Ltd., 3.75%, 02/01/2026	2,769,000	3,099,450
Ford Motor Co.,
8.50%, 04/21/2023	649,000	732,835
9.00%, 04/22/2025	265,000	325,986
9.63%, 04/22/2030	84,000	118,680
4.75%, 01/15/2043	241,000	246,121

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Ford Motor Credit Co. LLC,
5.13%, 06/16/2025	$204,000	$ 222,064
4.13%, 08/04/2025	2,500,000	2,626,562
3.38%, 11/13/2025	206,000	211,214
4.39%, 01/08/2026	138,000	145,050
5.11%, 05/03/2029	638,000	711,338
Freeport-McMoRan, Inc.,
4.63%, 08/01/2030	2,210,000	2,429,398
5.40%, 11/14/2034	1,223,000	1,532,572
5.45%, 03/15/2043	64,000	79,799
Frontier Communications Corp.,
10.50%, 09/15/2022(h)	732,000	383,213
11.00%, 09/15/2025(h)	105,000	55,322
Gartner, Inc.,
4.50%, 07/01/2028(b)	298,000	314,762
3.75%, 10/01/2030(b)	221,000	232,326
Genesis Energy L.P./Genesis Energy Finance Corp.,
6.50%, 10/01/2025	150,000	146,156
6.25%, 05/15/2026	274,000	258,045
7.75%, 02/01/2028	112,000	107,345
Global Medical Response, Inc., 6.50%, 10/01/2025(b)	731,000	764,809
Global Partners L.P./GLP Finance Corp., 6.88%, 01/15/2029(b)	499,000	541,103
Gray Television, Inc., 7.00%, 05/15/2027(b)	460,000	504,275
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	453,000	467,510
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	279,000	289,061
Hanesbrands, Inc.,
5.38%, 05/15/2025(b)	308,000	326,255
4.88%, 05/15/2026(b)	222,000	241,425

	Principal Amount	Value
United States–(continued)
HCA, Inc.,
5.38%, 02/01/2025	$133,000	$ 149,760
5.38%, 09/01/2026	654,000	752,934
5.63%, 09/01/2028	163,000	192,629
4.13%, 06/15/2029	491,000	569,936
7.50%, 11/06/2033	235,000	327,487
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	245,000	267,969
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	465,000	484,472
HighPoint Operating Corp., 8.75%, 06/15/2025	81,000	31,995
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	809,000	830,002
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	100,000	106,250
Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	522,000	526,894
Hologic, Inc., 3.25%, 02/15/2029(b)	276,000	281,347
Host Hotels & Resorts L.P., Series D, 3.75%, 10/15/2023	3,280,000	3,466,456
Howmet Aerospace, Inc., 6.88%, 05/01/2025	163,000	192,544
Hyundai Capital America, 1.80%, 10/15/2025(b)	1,888,000	1,937,452
Ingles Markets, Inc., 5.75%, 06/15/2023	78,000	79,023
International Game Technology PLC, 6.25%, 02/15/2022(b)	1,279,000	1,322,953
Intrado Corp., 5.38%, 07/15/2022(b)	332,000	249,830
IRB Holding Corp., 6.75%, 02/15/2026(b)	734,000	758,479
iStar, Inc., 4.75%, 10/01/2024	584,000	592,337
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	346,000	366,760
Jabil, Inc., 3.00%, 01/15/2031	1,300,000	1,385,122
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	335,000	385,337

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	$293,000	$ 294,068
Kraft Heinz Foods Co. (The),
6.88%, 01/26/2039	400,000	554,920
5.00%, 06/04/2042	265,000	310,929
4.38%, 06/01/2046	402,000	434,959
5.50%, 06/01/2050(b)	672,000	848,623
L Brands, Inc., 6.88%, 11/01/2035	367,000	412,646
Lamar Media Corp.,
5.75%, 02/01/2026	177,000	182,845
4.00%, 02/15/2030	157,000	163,182
Lennar Corp.,
4.50%, 04/30/2024	89,000	98,512
4.75%, 05/30/2025	244,000	279,227
5.00%, 06/15/2027	381,000	449,580
Level 3 Financing, Inc.,
5.25%, 03/15/2026	433,000	447,960
3.63%, 01/15/2029(b)	189,000	188,882
Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	452,000	470,598
4.63%, 12/15/2027(b)	126,000	133,166
4.38%, 01/15/2031(b)	26,000	27,934
Louisiana-Pacific Corp., 4.88%, 09/15/2024	816,000	837,930
Macy’s, Inc., 8.38%, 06/15/2025(b)	953,000	1,059,355
Marriott International, Inc., 4.63%, 06/15/2030	255,000	299,428
Series GG, 3.50%, 10/15/2032	3,640,000	3,989,672
Mattel, Inc., 6.75%, 12/31/2025(b)	281,000	296,868
Meredith Corp., 6.88%, 02/01/2026	309,000	301,854
Meritage Homes Corp., 5.13%, 06/06/2027	497,000	557,167
MGM Growth Properties Operating Partnership L.P./MGP Finance Co.-Issuer, Inc.,
5.63%, 05/01/2024	233,000	253,510
5.75%, 02/01/2027	70,000	78,640

	Principal Amount	Value
United States–(continued)
MGM Resorts International,
6.00%, 03/15/2023	$758,000	$ 814,850
5.75%, 06/15/2025	82,000	90,817
4.63%, 09/01/2026	221,000	234,277
Micron Technology, Inc., 4.66%, 02/15/2030	424,000	521,105
Motorola Solutions, Inc., 2.30%, 11/15/2030	520,000	530,433
MPLX L.P., 1.75%, 03/01/2026	1,820,000	1,884,459
MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 08/01/2029	466,000	501,752
Mueller Industries, Inc., 6.00%, 03/01/2027	467,000	476,835
Murphy Oil Corp., 6.38%, 12/01/2042	195,000	173,550
Murray Energy Corp., 12.00%, 04/15/2024(b)(h)	2,352,945	45,035
Navient Corp.,
6.63%, 07/26/2021	157,000	160,631
6.50%, 06/15/2022	147,000	155,929
6.13%, 03/25/2024	288,000	308,337
5.88%, 10/25/2024	210,000	223,650
6.75%, 06/25/2025	203,000	221,016
6.75%, 06/15/2026	110,000	120,106
5.00%, 03/15/2027	277,000	279,806
5.63%, 08/01/2033	632,000	607,905
Netflix, Inc.,
5.88%, 11/15/2028	1,090,000	1,308,583
5.38%, 11/15/2029(b)	262,000	309,160
New Enterprise Stone & Lime Co., Inc.,
6.25%, 03/15/2026(b)	254,000	260,826
9.75%, 07/15/2028(b)	214,000	235,400
NextEra Energy Operating Partners L.P., 3.88%, 10/15/2026(b)	84,000	89,828
NGL Energy Partners L.P./NGL Energy Finance Corp.,
7.50%, 11/01/2023	618,000	438,780
6.13%, 03/01/2025	245,000	155,881
7.50%, 04/15/2026	98,000	60,944
Nucor Corp., 2.70%, 06/01/2030	780,000	858,647

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Occidental Petroleum Corp.,
2.70%, 02/15/2023	$49,000	$49,045
6.95%, 07/01/2024	165,000	178,613
2.90%, 08/15/2024	996,000	960,144
6.38%, 09/01/2028	136,000	144,075
6.13%, 01/01/2031	214,000	229,558
6.20%, 03/15/2040	249,000	247,755
4.10%, 02/15/2047	324,000	265,461
Oceaneering International, Inc., 6.00%, 02/01/2028	28,000	25,095
Omnicare, Inc., 4.75%12/01/2022	1,765,000	1,870,030
OneMain Finance Corp.,
6.88%, 03/15/2025	434,000	504,796
7.13%, 03/15/2026	543,000	642,779
5.38%, 11/15/2029	456,000	514,140
4.00%, 09/15/2030	565,000	586,956
Parsley Energy LLC/Parsley Finance Corp.,
5.38%, 01/15/2025(b)	115,000	118,482
4.13%, 02/15/2028(b)	214,000	227,241
Party City Holdings, Inc., 5.75% (6 mo. USD LIBOR + 5.00%), 07/15/2025(b)(j)	31,559	28,561
Penske Automotive Group, Inc., 5.50%, 05/15/2026	337,000	350,691
Phillips 66, 2.15%, 12/15/2030	3,900,000	3,965,510
Pilgrim’s Pride Corp.,
5.75%, 03/15/2025(b)	158,000	162,400
5.88%, 09/30/2027(b)	223,000	242,147
Plains All American Pipeline L.P./PAA Finance Corp., 3.80%, 09/15/2030	780,000	839,098
PulteGroup, Inc.,
7.88%, 06/15/2032	160,000	240,044
6.38%, 05/15/2033	170,000	233,601
6.00%, 02/15/2035	175,000	238,385
QEP Resources, Inc., 5.63%, 03/01/2026	806,000	885,331
Quicken Loans LLC, 5.25%, 01/15/2028(b)	98,000	104,799
QVC, Inc., 5.45%, 08/15/2034	264,000	275,220
Radian Group, Inc., 4.88%, 03/15/2027	300,000	330,210
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	204,000	212,976
Rockies Express Pipeline LLC,
4.80%, 05/15/2030(b)	445,000	458,072
6.88%, 04/15/2040(b)	351,000	383,766

	Principal Amount	Value
United States–(continued)
Roper Technologies, Inc.,
1.40%, 09/15/2027	$1,300,000	$1,316,746
2.00%, 06/30/2030	780,000	797,476
RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)	497,000	520,443
RR Donnelley & Sons Co., 8.25%, 07/01/2027	165,000	189,441
Sally Holdings LLC/Sally Capital, Inc., 8.75%, 04/30/2025(b)	183,000	203,816
SBA Communications Corp., 4.00%, 10/01/2022	186,000	188,209
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	570,000	606,229
Scientific Games International, Inc.,
8.63%, 07/01/2025(b)	135,000	147,994
8.25%, 03/15/2026(b)	542,000	584,983
Scripps Escrow II, Inc., 3.88%, 01/15/2029(b)	285,000	297,645
Seagate HDD Cayman, 4.13%, 01/15/2031(b)	1,040,000	1,113,627
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)	303,000	320,422
Sensata Technologies B.V.,
4.88%, 10/15/2023(b)	487,000	526,569
5.63%, 11/01/2024(b)	163,000	182,668
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	81,000	84,064
ServiceMaster Co. LLC (The), 7.45%, 08/15/2027	480,000	560,309
Simmons Foods, Inc., 5.75%, 11/01/2024(b)	597,000	611,179
SM Energy Co., 10.00%, 01/15/2025(b)	528,000	568,590
Southern Co. (The), Series B, 4.00%, 01/15/2051(c)	2,846,000	3,017,407
Southwest Airlines Co., 5.25%, 05/04/2025	780,000	903,896
Southwestern Energy Co.,
6.45%, 01/23/2025	44,000	45,843
7.50%, 04/01/2026	307,000	322,503
7.75%, 10/01/2027	151,000	163,318
Sprint Capital Corp., 8.75%, 03/15/2032	341,000	540,272

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Sprint Corp.,
7.88%, 09/15/2023	$449,000	$520,413
7.63%, 03/01/2026	421,000	523,181
Standard Industries, Inc., 5.00%, 02/15/2027(b)	698,000	730,719
Station Casinos LLC, 4.50%, 02/15/2028(b)	526,000	530,931
Steel Dynamics, Inc., 3.25%, 01/15/2031	780,000	873,586
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	454,000	451,537
Sunoco L.P./Sunoco Finance Corp.,
6.00%, 04/15/2027	70,000	74,499
5.88%, 03/15/2028	487,000	527,694
Sysco Corp., 3.30%, 02/15/2050	3,905,000	4,095,014
Talen Energy Supply LLC, 7.63%, 06/01/2028(b)	507,000	547,243
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.13%, 02/01/2025	391,000	401,993
5.88%, 04/15/2026	781,000	829,496
6.50%, 07/15/2027	70,000	76,125
5.00%, 01/15/2028	246,000	260,129
5.50%, 03/01/2030	75,000	81,498
4.88%, 02/01/2031(b)	82,000	89,093
TEGNA, Inc., 5.50%, 09/15/2024(b)	58,000	59,033
Teleflex, Inc., 4.88%, 06/01/2026	393,000	410,626
Tenneco, Inc., 5.38%, 12/15/2024	313,000	303,011
Terraform Global Operating LLC, 6.13%, 03/01/2026(b)	227,000	232,916

	Principal Amount	Value
United States–(continued)
TerraForm Power Operating LLC,
4.25%, 01/31/2023(b)	$104,000	$107,705
5.00%, 01/31/2028(b)	29,000	32,640
Titan International, Inc., 6.50%, 11/30/2023	365,000	338,955
Triumph Group, Inc., 8.88%, 06/01/2024(b)	134,000	147,316
Universal Health Services, Inc., 2.65%, 10/15/2030(b)	1,460,000	1,518,383
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	505,000	539,981
Valvoline, Inc., 3.63%, 06/15/2031(b)	433,000	445,884
ViacomCBS, Inc., 4.95%, 05/19/2050	1,300,000	1,685,424
Viatris, Inc., 3.85%, 06/22/2040(b)	780,000	880,396
Vistra Operations Co. LLC,
5.50%, 09/01/2026(b)	87,000	90,780
5.63%, 02/15/2027(b)	149,000	158,700
5.00%, 07/31/2027(b)	326,000	345,886
Wabtec Corp., 3.20%, 06/15/2025	780,000	842,205
William Carter Co. (The),
5.50%, 05/15/2025(b)	80,000	85,109
5.63%, 03/15/2027(b)	225,000	237,234
WPX Energy, Inc.,
5.75%, 06/01/2026	406,000	427,416
5.25%, 10/15/2027	48,000	50,943
5.88%, 06/15/2028	26,000	28,374
4.50%, 01/15/2030	27,000	28,661
WRKCo, Inc., 3.00%, 06/15/2033	1,820,000	2,002,324
XPO Logistics, Inc.,
6.13%, 09/01/2023(b)	313,000	319,064
6.75%, 08/15/2024(b)	147,000	156,371
		181,949,442
Total U.S. Dollar Denominated Bonds & Notes (Cost $318,518,176)		333,970,113

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
Asset-Backed Securities–6.87%
American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 06/12/2025(b)	$1,720,000	$1,785,992
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 2.37% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(j)	16,825	17,218
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(k)	5,691,434	166,681
Capital Auto Receivables Asset Trust, Series 2017-1, Class D, 3.15%, 02/20/2025(b)	110,000	111,703
CarMax Auto Owner Trust,
Series 2019-3, Class D, 2.85%, 01/15/2026	990,000	1,024,683
Series 2017-4, Class D, 3.30%, 05/15/2024	280,000	286,554
Series 2018-1, Class D, 3.37%, 07/15/2024	195,000	201,810
CCG Receivables Trust,
Series 2018-1, Class C, 3.42%, 06/16/2025(b)	70,000	70,721
Series 2019-1, Class B, 3.22%, 09/14/2026(b)	140,000	145,517
Series 2019-1, Class C, 3.57%, 09/14/2026(b)	35,000	36,367
Series 2018-1, Class B, 3.09%, 06/16/2025(b)	240,000	242,260
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.92%, 11/13/2050(k)	2,203,179	91,349
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 3.36%, 01/25/2036(l)	7,183	6,960
CHL Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	240,147	239,153
Series 2005-JA, Class A7, 5.50%, 11/25/2035	254,820	253,369
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 1.10%, 10/12/2050(k)	5,850,046	309,633

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2, Class 1A3, 3.51%, 05/25/2035(l)	$296,447	$300,523
Series 2006-AR1, Class 1A1, 3.88% (1yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(j)	74,606	76,187
Series 2014-8, Class 1A2, 0.44% (1mo. USD LIBOR + 0.29%), 07/20/2036(b)(j)	1,619,483	1,575,419
CNH Equipment Trust, Series 2017-C, Class B, 2.54%, 05/15/2025	185,000	187,759
COMM Mortgage Trust,
Series 2012-CR5, Class XA, IO, 1.51%, 12/10/2045(k)	2,365,420	57,581
Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	1,600,000	1,759,586
Series 2014-CR21, Class AM, 3.99%, 12/10/2047	25,000	27,485
Credit Acceptance Auto Loan Trust,
Series 2019-1A, Class B, 3.75%, 04/17/2028(b)	85,000	88,489
Series 2019-1A, Class C, 3.94%, 06/15/2028(b)	515,000	538,701
Series 2018-1A, Class C, 3.77%, 06/15/2027(b)	1,040,000	1,056,815
CWHEQ Revolving Home Equity Loan Trust,
Series 2005-G, Class 2A, 0.39% (1mo. USD LIBOR + 0.23%), 12/15/2035(j)	9,999	9,897
Series 2006-H, Class 2A1A, 0.31% (1mo. USD LIBOR + 0.15%), 11/15/2036(j)	12,534	9,961

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
Dell Equipment Finance Trust,
Series 2019-1, Class C, 3.14%, 03/22/2024(b)	$270,000	$276,220
Series 2019-2, Class D, 2.48%, 04/22/2025(b)	1,290,000	1,311,249
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A1, 5.89%, 06/25/2036(l)	35,956	35,004
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Class 1A2, 0.59% (1 mo. USD LIBOR + 0.44%), 07/22/2036(b)(j)	1,639,418	1,637,301
DT Auto Owner Trust,
Series 2019-2A, Class D, 3.48%, 02/18/2025(b)	285,000	295,991
Series 2019-4A, Class D, 2.85%, 07/15/2025(b)	2,050,000	2,114,700
Exeter Automobile Receivables Trust,
Series 2019-1A, Class D, 4.13%, 12/16/2024(b)	2,170,000	2,263,356
Series 2019-4A, Class D, 2.58%, 09/15/2025(b)	2,730,000	2,810,045

	Principal Amount	Value
FREMF Mortgage Trust,
Series 2017-K62, Class B, 3.87%, 01/25/2050(b)(l)	$280,000	$307,333
Series 2016-K54, Class C, 4.05%, 04/25/2048(b)(l)	1,810,000	1,938,576
GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.33%, 07/25/2035(l)	4,982	5,087
HomeBanc Mortgage Trust, Series 2005-3, Class A2, 0.77% (1 mo. USD LIBOR + 0.62%), 07/25/2035(j)	3,324	3,333
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class AS, 3.22%, 04/15/2046	235,000	244,625
JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 3.06%, 07/25/2035(l)	24,107	23,908
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class B, 4.12%, 11/15/2047(l)	680,000	701,678
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 0.25% (1 mo. USD LIBOR + 0.10%), 08/25/2036(j)	784,998	371,889
Morgan Stanley BAML Trust, Series 2014- C14, Class B, 4.86%, 02/15/2047(l)	240,000	262,740
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.46%, 05/15/2046	570,000	596,759
Morgan Stanley Capital I Trust, Series 2017- HR2, Class XA, IO, 0.79%, 12/15/2050(k)	1,997,269	88,371

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
Navistar Financial Dealer Note Master Owner Trust II,
Series 2019-1, Class C, 1.10% (1 mo. USD LIBOR + 0.95%), 05/25/2024(b)(j)	$270,000	$ 269,973
Series 2019-1, Class D, 1.60% (1 mo. USD LIBOR + 1.45%), 05/25/2024(b)(j)	255,000	255,259
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(b)	1,410,000	1,447,339
Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	8,829	8,237
Residential Asset Securitization Trust, Series 2005-A6CB, Class A7, 6.00%, 06/25/2035	1,345,551	1,252,634
Santander Retail Auto Lease Trust,
Series 2019-B, Class C, 2.77%, 08/21/2023(b)	1,410,000	1,451,813
Series 2019-C, Class C, 2.39%, 11/20/2023(b)	2,365,000	2,429,343
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.00%, 11/15/2050(k)	3,750,943	180,628
WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2005-AR16, Class 1A1, 2.75%, 12/25/2035(l)	4,615	4,568
Series 2003-AR10, Class A7, 2.57%, 10/25/2033(l)	27,897	28,092
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.88%, 12/15/2050(k)	2,769,817	141,485

	Principal Amount		Value
WFRBS Commercial Mortgage Trust,
Series 2011-C3, Class XA, IO, 1.27%, 03/15/2044(b)(k)		$2,185,450	$ 1,504
Series 2013-C14, Class AS, 3.49%, 06/15/2046		640,000	672,015
Series 2014-LC14, Class AS, 4.35%, 03/15/2047(l)		395,000	431,671
Series 2014-C20, Class AS, 4.18%, 05/15/2047		490,000	532,937
Madison Park Funding XI Ltd., Series 2013-11A, Class DR, 3.46% (3 mo. USD LIBOR + 3.25%), 07/23/2029(b)(j)		250,000	249,972
Alba PLC, Series 2007-1, Class F, 3.29% (3 mo. GBP LIBOR + 3.25%), 03/17/2039(b)(j)	GBP	409,387	518,173
Eurosail PLC,
Series 2006-2X, Class E1C, 3.29% (3 mo. GBP LIBOR + 3.25%), 12/15/2044(b)(j)	GBP	1,830,000	2,214,696
Series 2007-1X, Class C1A, 0.00% (3 mo. EURIBOR + 0.44%), 03/13/2045(b)(j)	EUR	7,369,000	7,766,633
Series 2006-3X, Class D1C, 0.94% (3 mo. GBP LIBOR + 0.90%), 09/10/2044(b)(j)	GBP	1,500,000	1,678,311
Gemgarto PLC, Series 2018-1, Class E, 2.29% (3 mo. GBP LIBOR + 2.25%), 09/16/2065(b)(j)	GBP	2,224,480	2,937,310
Ludgate Funding PLC, Series 2007-1, Class MA, 0.27% (3 mo. GBP LIBOR + 0.24%), 01/01/2061(b)(j)	GBP	1,209,892	1,541,173
Prosil Acquisition S.A., Series 2019-1, Class A, 1.49% (3 mo. EURIBOR + 2.00%), 10/31/2039(b)(j)	EUR	2,286,587	2,383,633

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount		Value
Alhambra SME Funding,
Series 2019-1, Class A, 2.00% (1 mo. EURIBOR + 2.00%), 11/30/2028(b)(j)	EUR	4,232,659	$ 5,005,103
Series 2019-1, Class B, 2.50% (1 mo. EURIBOR + 2.50%), 11/30/2028(b)(j)	EUR	625,000	731,317
Series 2019-1, Class D, 8.68% (1 mo. EURIBOR + 9.25%), 11/30/2028(b)(j)	EUR	141,425	154,094
Futura S.r.l., Series 2019-1, Class A, 2.61% (6 mo. EURIBOR + 3.00%), 07/31/2044(b)(j)	EUR	2,364,161	2,808,112
BBVA Consumer Auto, Series 2018-1, Class C, 2.30%, 07/20/2031(b)	EUR	5,000,000	6,129,397
IM Pastor 4, FTA, Series A, 0.00% (3 mo. EURIBOR + 0.14%), 03/22/2044(b)(j)	EUR	1,104,329	1,231,793
Total Asset-Backed Securities (Cost $68,615,710)			70,423,753

U.S. Government Sponsored Agency Mortgage-Backed Securities–3.81%
Fannie Mae Interest STRIPS,
IO, 7.50%, 03/25/2023(m)		$20,661	1,224
7.50%, 05/25/2023(m)		2,481	152
7.50%, 01/25/2024(m)		55,111	4,203
6.50%, 04/25/2029(m)		15,650	2,378
6.50%, 06/25/2031(m)		168,105	24,806
6.50%, 02/25/2032(m)		87,319	13,901
6.50%, 04/25/2032(m)		24,906	4,841
6.50%, 07/25/2032(m)		25,025	4,380
6.00%, 12/25/2032(m)		50,240	8,517
6.00%, 02/25/2033(m)		98,894	18,211
6.00%, 03/25/2033(m)		437,308	76,253
6.00%, 03/25/2033(m)		79,511	14,259
6.00%, 10/25/2033(m)		230,581	43,355
5.50%, 01/25/2034(m)		74,372	12,697
5.50%, 04/25/2034(m)		81,463	14,525
5.50%, 04/25/2034(m)		43,775	7,744

	Principal Amount	Value
5.50%, 02/25/2035(m)	$28,472	$ 4,925
5.50%, 06/25/2035(m)	57,560	9,363
6.00%, 08/25/2035(m)	37,151	7,572
Fannie Mae REMICs,
IO, 6.55% (6.70% - 1 mo. USD LIBOR), 02/25/2024(j)(m)	261	12
4.00%, 08/25/2026	718	724
6.55% (1 mo. USD LIBOR + 6.70%), 10/25/2031(j)(m)	12,292	2,231
7.74% (7.90% - 1 mo. USD LIBOR), 11/18/2031(j)(m)	25,601	5,536
7.75% (7.90% - 1 mo. USD LIBOR), 11/25/2031(j)(m)	4,538	955
7.74% (7.90% - 1 mo. USD LIBOR), 12/18/2031(j)(m)	5,796	1,071
7.80% (7.95% - 1 mo. USD LIBOR), 01/25/2032(j)(m)	4,994	1,031
7.95% (8.10% - 1 mo. USD LIBOR), 03/25/2032(j)(m)	7,298	1,621
6.85% (7.00% - 1 mo. USD LIBOR), 04/25/2032(j)(m)	27,508	5,481
7.65% (7.80% - 1 mo. USD LIBOR), 04/25/2032(j)(m)	3,787	833
7.85% (8.00% - 1 mo. USD LIBOR), 07/25/2032(j)(m)	5,678	1,260
7.85% (8.00% - 1 mo. USD LIBOR), 07/25/2032(j)(m)	7,803	1,740
7.85% (8.00% - 1 mo. USD LIBOR), 09/25/2032(j)(m)	3,805	859
7.94% (8.10% - 1 mo. USD LIBOR), 12/18/2032(j)(m)	6,908	1,125
7.94% (8.10% - 1 mo. USD LIBOR), 12/18/2032(j)(m)	46,866	10,439
8.10% (8.25% - 1 mo. USD LIBOR), 02/25/2033(j)(m)	12,073	2,829
7.00%, 03/25/2033(m)	80,245	15,511
7.00%, 04/25/2033(m)	62,251	13,197
8.10% (8.25% - 1 mo. USD LIBOR), 05/25/2033(j)(m)	41,887	9,961
7.40% (1 mo. USD LIBOR + 7.55%), 10/25/2033(j)(m)	203,046	45,395

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
5.90% (6.05% - 1 mo. USD LIBOR), 03/25/2035(j)(m)	$257,947	$ 47,018
6.60% (6.75% - 1 mo. USD LIBOR), 03/25/2035(j)(m)	6,714	1,151
6.45% (6.60% - 1 mo. USD LIBOR), 05/25/2035(j)(m)	140,783	23,007
6.55% (6.70% - 1 mo. USD LIBOR), 05/25/2035(j)(m)	226,102	42,723
6.60% (6.75% - 1 mo. USD LIBOR), 05/25/2035(j)(m)	333,576	50,105
7.08% (1 mo. USD LIBOR + 7.23%), 09/25/2036(j)(m)	253,189	43,038
6.39% (1 mo. USD LIBOR + 6.54%), 06/25/2037(j)(m)	217,715	45,334
5.90% (6.05% - 1 mo. USD LIBOR), 07/25/2038(j)(m)	9,192	1,567
4.00%, 03/25/2041	31,494	34,477
4.00%, 04/25/2041(m)	478,453	46,048
6.40% (6.55% - 1 mo. USD LIBOR), 10/25/2041(j)(m)	101,724	21,409
6.00% (6.15% - 1 mo. USD LIBOR), 12/25/2042(j)(m)	318,392	63,358
5.50%, 12/25/2025	218,762	228,281
6.00%, 01/25/2032	41,462	47,099
1.15% (1 mo. USD LIBOR + 1.00%), 04/25/2032(j)	21,258	21,715
1.15% (1 mo. USD LIBOR + 1.00%), 04/25/2032(j)	6,546	6,687
0.65% (1 mo. USD LIBOR + 0.50%), 09/25/2032(j)	52,055	52,301
1.15% (1 mo. USD LIBOR + 1.00%), 09/25/2032(j)	93,041	95,062
0.66% (1 mo. USD LIBOR + 0.50%), 10/18/2032(j)	15,702	15,772
1.15% (1 mo. USD LIBOR + 1.00%), 12/25/2032(j)	93,039	95,060
0.55% (1 mo. USD LIBOR + 0.40%), 11/25/2033(j)	10,000	10,032
24.02% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(j)	51,993	85,434
23.66% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(j)	69,883	113,545
1.09% (1 mo. USD LIBOR + 0.94%), 06/25/2037(j)	11,018	11,284

	Principal Amount	Value
Federal Home Loan Mortgage Corp.,
6.00%, 11/01/2021	$4,928	$ 5,536
6.50%, 11/01/2022	1,834	1,855
6.50%, 08/01/2031	78,551	88,312
5.00%, 09/01/2033	133,057	153,779
7.00%, 10/01/2037	12,509	14,407
Federal National Mortgage Association,
5.50%, 04/01/2021	212	212
5.00%, 12/01/2021	3,250	3,409
5.00%, 01/01/2022	82	86
5.50%, 04/01/2022	1,204	1,220
5.50%, 04/01/2022	953	960
5.50%, 07/01/2022	1,170	1,198
5.00%, 01/01/2024	23	25
7.50%, 10/01/2029	62,963	73,551
7.00%, 07/01/2032	26,313	30,540
8.50%, 07/01/2032	291	292
7.50%, 03/01/2033	183,233	216,021
7.00%, 04/01/2033	3,486	4,028
5.00%, 07/01/2033	138,394	159,052
5.50%, 02/01/2035	13,416	15,767
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K734, Class X1, 0.65%, 02/25/2026(l)	1,677,108	47,948
Series K735, Class X1, 1.10%, 05/25/2026(l)	2,943,505	134,868
Series K093, Class X1, 0.95%, 05/25/2029(l)	20,065,609	1,403,936
Freddie Mac REMICs,
1.50%, 07/15/2023	50,188	50,538
5.00%, 09/15/2023	135,531	140,837
6.75%, 02/15/2024	40,177	42,616
7.00%, 09/15/2026	155,093	172,235
0.61% (1 mo. USD LIBOR + 0.45%), 12/15/2028(j)	140,381	140,713
0.61% (1 mo. USD LIBOR + 0.45%), 02/15/2029(j)	4,042	4,052
6.00%, 04/15/2029	77,492	87,565
6.50%, 10/15/2029	60,203	68,873
0.71% (1 mo. USD LIBOR + 0.55%), 06/15/2031(j)	83,506	84,003
6.50%, 06/15/2031	7,806	9,001
6.50%, 10/15/2031	30,606	35,993
0.71% (1 mo. USD LIBOR + 0.55%), 01/15/2032(j)	49,256	49,568
1.16% (1 mo. USD LIBOR + 1.00%), 02/15/2032(j)	20,674	21,115
1.16% (1 mo. USD LIBOR + 1.00%), 02/15/2032(j)	21,156	21,608
1.16% (1 mo. USD LIBOR + 1.00%), 02/15/2032(j)	18,394	18,787

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
1.16% (1 mo. USD LIBOR + 1.00%), 03/15/2032(j)	$21,964	$ 22,086
3.50%, 05/15/2032	26,380	28,356
6.50%, 06/15/2032	104,635	121,687
24.17% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(j)	50,031	83,061
4.00%, 06/15/2038	36,476	40,100
3.00%, 05/15/2040	2,273	2,341
IO, 5.84% (1 mo. USD LIBOR + 6.00%), 03/15/2024(j)(m)	91,509	6,652
7.79% (1 mo. USD LIBOR + 7.95%), 12/15/2026(j)(m)	102,175	11,882
8.55% (8.70% - 1 mo. USD LIBOR), 07/17/2028(j)(m)	2,305	184
8.55% (8.70% - 1 mo. USD LIBOR), 07/17/2028(j)(m)	5,014	505
7.49% (1 mo. USD LIBOR + 7.65%), 03/15/2029(j)(m)	198,698	32,620
7.94% (8.10% - 1 mo. USD LIBOR), 06/15/2029(j)(m)	7,578	1,444
7.84% (1 mo. USD LIBOR + 8.00%), 04/15/2032(j)(m)	355,881	53,612
6.89% (1 mo. USD LIBOR + 7.05%), 10/15/2033(j)(m)	85,443	17,094
6.54% (6.70% - 1 mo. USD LIBOR), 01/15/2035(j)(m)	86,612	15,940
6.59% (6.75% - 1 mo. USD LIBOR), 02/15/2035(j)(m)	15,215	2,748
6.56% (1 mo. USD LIBOR + 6.72%), 05/15/2035(j)(m)	179,397	36,055
6.56% (6.72% - 1 mo. USD LIBOR), 05/15/2035(j)(m)	116,561	18,509
6.84% (7.00% - 1 mo. USD LIBOR), 12/15/2037(j)(m)	55,404	12,649
5.84% (6.00% - 1 mo. USD LIBOR), 04/15/2038(j)(m)	17,938	3,149
5.91% (6.07% - 1 mo. USD LIBOR), 05/15/2038(j)(m)	110,203	21,997
6.09% (6.25% - 1 mo. USD LIBOR), 12/15/2039(j)(m)	29,725	5,658
4.00%, 04/15/2040	32,788	33,387

	Principal Amount	Value
Freddie Mac STRIPS,
IO, 6.50%, 02/01/2028(m)	$2,548	$ 365
7.00%, 09/01/2029(m)	16,176	2,870
6.00%, 12/15/2032(m)	36,341	5,855
Government National Mortgage Association,
ARM 3.13% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 11/20/2025(j)	1,093	1,124
8.00%, 05/15/2026	6,176	6,202
7.00%, 04/15/2028	10,148	11,294
7.00%, 07/15/2028	20,864	23,208
IO, 6.40% (6.55% - 1 mo. USD LIBOR), 04/16/2037(j)(m)	134,097	26,899
6.50% (6.65% - 1 mo. USD LIBOR), 04/16/2041(j)(m)	220,585	38,465
TBA, 2.50%, 01/01/2051(n)	9,715,000	10,283,105
Uniform Mortgage-Backed Securities,
TBA, 2.00%, 01/01/2036(n)	9,150,000	9,565,390
2.50%, 02/01/2051(n)	12,900,000	13,573,706
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $38,815,828)		39,011,329

U.S. Treasury Securities-1.98%
U.S. Treasury Inflation – Indexed Notes-1.98%
0.13%, 04/15/2025 (Cost $19,535,231)(o)	19,535,231	20,338,831

	Shares
Preferred Stocks-1.33%
United States-1.33%
AT&T, Inc., 2.88%, Series B, Pfd.(c)	3,900,000	4,804,933
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(c)	1,300,000	1,436,890
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(c)	2,600,000	2,749,500
Claire’s Holdings LLC, Series A, Pfd.	71	14,378
MetLife, Inc., 3.85%, Series G, Pfd.(c)	4,333,000	4,582,147
Total Preferred Stocks (Cost $12,763,870)		13,587,848

	Principal Amount
Variable Rate Senior Loan Interests-1.22%(p)(q)
Canada-0.04%
Valeant Pharmaceuticals International, Inc., First Lien Incremental Term Loan, 2.90% (3 mo. USD LIBOR + 2.75%), 11/27/2025	438,000	434,636

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Principal Amount	Value
Colombia-1.09%
Avianca Holdings S.A., Term Loan A-1, 11/10/2021(f)	4,784,220	$ 4,784,221
Avianca Holdings S.A., Term Loan A-1, 11/10/2021(f)(r)	1,359,349	1,359,349
Avianca Holdings S.A., Term Loan A-2, 11/10/2021(f)	3,910,003	3,910,003
Avianca Holdings S.A., Term Loan A-2, 11/10/2021(f)(r)	1,089,997	1,089,997
		11,143,570

United States-0.09%
Claire’s Stores, Inc., Term Loan B (1 mo. USD LIBOR + 6.50%), 12/18/2026	72,242	61,046
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.75%), 02/06/2026	428,760	429,772
PetSmart, Inc., Term Loan (1 mo. USD LIBOR + 4.00%), 03/11/2022	353,054	353,908
Windstream Services LLC, Term Loan B-6 (3 mo. Prime Rate + 5.00%), 03/29/2021(f)	81,688	50,237
		894,963
Total Variable Rate Senior Loan Interests (Cost $12,247,489)		12,473,169

Agency Credit Risk Transfer Notes–1.18%
United States–1.18%
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, 2.55% (1 mo. USD LIBOR + 2.40%), 04/25/2031(b)(j)	$1,349,485	1,353,784
Series 2019-R02, Class 1M2, 2.45% (1 mo. USD LIBOR + 2.30%), 08/25/2031(b)(j)	397,217	398,264

	Principal Amount	Value
United States-(continued)
Fannie Mae Connecticut Avenue Securities,
Series 2017-C04, Class 2M2, 3.00% (1 mo. USD LIBOR + 2.85%), 11/25/2029(j)	$863,167	$ 872,600
Series 2017-C07, Class 1M2, 2.55% (1 mo. USD LIBOR + 2.40%), 05/25/2030(j)	408,323	407,702
Series 2018-C04, Class 2M2, 2.70% (1 mo. USD LIBOR + 2.55%), 12/25/2030(j)	549,614	553,539
Series 2018-C06, Class 2M2, 2.25% (1 mo. USD LIBOR + 2.10%), 03/25/2031(j)	883,345	876,053
Series 2019-R03, Class 1M2, 2.30% (1 mo. USD LIBOR + 2.15%), 09/25/2031(b)(j)	887,360	889,710
Federal Home Loan Mortgage Corp.,
Series 2016-DNA2, Class M3, STACR®, 4.80% (1 mo. USD LIBOR + 4.65%), 10/25/2028(j)	738,987	772,172
Series 2016-DNA3, Class M3, STACR®, 5.15% (1 mo. USD LIBOR + 5.00%), 12/25/2028(j)	3,069,004	3,220,376
Freddie Mac, STACR®,
Series 2017-DNA1, Class M2, STACR®, 3.40% (1 mo. USD LIBOR + 3.25%), 07/25/2029(j)	1,903,414	1,956,660
Series 2019-HRP1, Class M2, STACR®, 1.55% (1 mo. USD LIBOR + 1.40%), 02/25/2049(b)(j)	743,115	742,701
Total Agency Credit Risk Transfer Notes (Cost $11,772,732)		12,043,561

Investment Companies-0.06%
United States-0.06%
Invesco Master Event-Linked Bond Fund, Class R6,(s)(t) (Cost $571,315)	40,868	640,083

	Shares
Common Stocks & Other Equity Interests-0.02%
Kazakhstan-0.00%
Astana-Finance JSC, GDR(b)(f)	446,837	0

United States-0.02%
ACNR Holdings, Inc.	762	6,668

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Shares	Value
United States-(continued)
ACNR Holdings, Inc.(f)	149	$ 1,304
Claire’s Holdings LLC(s)	235	51,406
Cxloyalty Group, Inc., Wts., expiring 4/10/2024(f)	775	0
McDermott International Ltd.(u)	15,957	12,925
McDermott International Ltd.(f)	23,067	18,684
McDermott International Ltd., Series A, Wts., expiring 6/30/2027(u)	31,946	4,153
McDermott International Ltd., Series B, Wts., expiring 6/30/2027(u)	35,496	4,614
Party City Holdco, Inc.(u)	3,211	19,751
Sabine Oil & Gas Holdings, Inc.(s)(u)	837	11,718
Whiting Petroleum Corp.(u)	4,716	117,900
		249,123
Total Common Stocks & Other Equity Interests (Cost $3,263,580)		249,123

	Shares	Value
Money Market Funds-10.26%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(s)(v)	36,794,763	$ 36,794,763
Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(s)(v)	26,266,853	26,274,733
Invesco Treasury Portfolio, Institutional Class, 0.01%(s)(v)	42,051,158	42,051,158
Total Money Market Funds (Cost $105,122,955)		105,120,654

Options Purchased-1.28%(w)
(Cost $14,116,983)		13,067,508
TOTAL INVESTMENTS IN SECURITIES-96.29% (Cost $967,899,918)		986,668,657
OTHER ASSETS LESS LIABILITIES-3.71%		38,011,895
NET ASSETS-100.00%		$1,024,680,552

Investment Abbreviations:

ARM	- Adjustable Rate Mortgage
ARS	- Argentina Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CLP	- Chile Peso
Conv.	- Convertible
COP	- Colombia Peso
Ctfs.	- Certificates
EGP	- Egypt Pound
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
GDR	- Global Depositary Receipt
IDR	- Indonesian Rupiah
INR	- Indian Rupee
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
MXN	- Mexican Peso
Pfd.	- Preferred
PIK	- Pay-in-Kind
REMICs	- Real Estate Mortgage Investment Conduits
RUB	- Russian Ruble
STACR®	- Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced
THB	- Thai Baht
TRY	- Turkish Lira
USD	- U.S. Dollar
Wts.	- Warrants
ZAR	- South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Notes to Consolidated Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $488,327,193, which represented 47.66% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Zero coupon bond issued at a discount.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at December 31, 2020 was $746,856, which represented less than 1% of the Fund’s Net Assets.

(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2020.
(k)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2020.

(l)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2020.

(m)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(n)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1R.
(o)	Principal amount of security and interest payments are adjusted for inflation. See Note 1J.
(p)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(q)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(r)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(s)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$111,331,442	$740,897,646	$(815,434,325)	$-	$-	$36,794,763	$283,967
Invesco Liquid Assets Portfolio, Institutional Class	-	97,399,170	(71,117,197)	(2,301)	(4,939)	26,274,733	7,053
Invesco Treasury Portfolio, Institutional Class	-	155,838,673	(113,787,515)	-	-	42,051,158	2,177
Investments in Other Affiliates:
Carlyle Tactical Private Credit Fund	664,049	-	(669,100)	38,352	(33,301)	-	-
Claire’s Holdings LLC*	152,750	-	-	(101,344)	-	51,406	-
Invesco Conservative Income Fund, Class Y	26,120,338	105,283	(26,238,636)	98,868	(85,853)	-	105,179
Invesco Master Event-Linked Bond Fund, Class R6	25,095,080	372,432	(24,510,979)	(7,378,291)	7,061,841	640,083	514,267
Invesco Oppenheimer Limited-Term Bond Fund	9,920	-	(9,942)	-	22	-	-
Sabine Oil & Gas Holdings, Inc.*	58,800	-	-	(47,082)	-	11,718	48,965
Total	$163,432,379	$994,613,204	$(1,051,767,694)	$(7,391,798)	$6,937,770	$105,823,861	$961,608

*	At December 31, 2020, this security was no longer an affiliate of the Fund.

(t)	Effective September 30, 2020, the underlying fund’s name changed.
(u)	Non-income producing security.
(v)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(w)	The table below details options purchased.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date		Exercise Price		Notional Value	Value

Currency Risk
CNH Versus TWD	Call	Goldman Sachs International	11/17/2021	TWD	4.10	CNH	50,000,000	$179,606
EUR Versus USD	Call	Bank of America, N.A.	02/01/2021	USD	1.25	EUR	650,000	242,833
EUR Versus USD	Call	Bank of America, N.A.	02/01/2021	USD	1.25	EUR	650,000	113,313
EUR Versus USD	Call	Bank of America, N.A.	02/19/2021	USD	1.26	EUR	1,300,000	166,720
GBP Versus USD	Call	Morgan Stanley and Co. International PLC	02/02/2021	USD	1.39	GBP	720,981	641,945
Subtotal – Foreign Currency Call Options Purchased								1,344,417

Currency Risk
EUR Versus NOK	Put	Goldman Sachs International	01/06/2021	NOK	8.65	EUR	3,650,000	4
EUR Versus NOK	Put	Goldman Sachs International	01/06/2021	NOK	8.36	EUR	3,650,000	4
EUR Versus NOK	Put	J.P. Morgan Chase Bank, N.A.	08/26/2021	NOK	8.90	EUR	3,750,000	91,216
EUR Versus PLN	Put	Morgan Stanley and Co. International PLC	10/28/2021	PLN	4.20	EUR	2,500,000	137,426
USD Versus BRL	Put	Goldman Sachs International	02/01/2021	BRL	5.10	USD	12,500,000	192,838
USD Versus BRL	Put	Goldman Sachs International	02/12/2021	BRL	3.85	USD	1,250,000	124
USD Versus BRL	Put	Goldman Sachs International	04/26/2021	BRL	4.75	USD	1,250,000	213,844
USD Versus BRL	Put	Goldman Sachs International	08/17/2021	BRL	3.85	USD	1,460,000	31,396
USD Versus BRL	Put	Morgan Stanley and Co. International PLC	02/24/2021	BRL	5.00	USD	1,500,000	461,314
USD Versus CNH	Put	J.P. Morgan Chase Bank, N.A.	07/15/2021	CNH	6.35	USD	625,000	122,374
USD Versus CNH	Put	Standard Chartered Bank PLC	07/28/2021	CNH	6.40	USD	1,400,000	841,795
USD Versus IDR	Put	Goldman Sachs International	02/23/2021	IDR	14,115.00	USD	13,000,000	271,167
USD Versus IDR	Put	J.P. Morgan Chase Bank, N.A.	05/05/2021	IDR	14,020.00	USD	18,750,000	393,488
USD Versus INR	Put	Goldman Sachs International	04/09/2021	INR	69.50	USD	1,300,000	100,948
USD Versus INR	Put	Goldman Sachs International	06/11/2021	INR	71.00	USD	1,250,000	360,043
USD Versus INR	Put	Goldman Sachs International	07/02/2021	INR	70.50	USD	1,250,000	280,674
USD Versus INR	Put	Standard Chartered Bank PLC	04/09/2021	INR	69.70	USD	1,300,000	116,202
USD Versus KRW	Put	Bank of America, N.A.	03/18/2021	KRW	1,071.00	USD	20,000,000	153,200
USD Versus MXN	Put	Bank of America, N.A.	02/10/2021	MXN	19.55	USD	625,000	222,053
USD Versus MXN	Put	Citibank, N.A.	03/04/2021	MXN	19.98	USD	12,500,000	287,138
USD Versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/21/2021	MXN	20.15	USD	18,750,000	398,775
USD Versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/06/2022	MXN	20.10	USD	25,000,000	933,900
USD Versus MXN	Put	Morgan Stanley and Co. International PLC	02/16/2021	MXN	19.77	USD	15,000,000	233,040
USD Versus NOK	Put	J.P. Morgan Chase Bank, N.A.	05/10/2021	NOK	8.55	USD	15,000,000	399,240
USD Versus RUB	Put	Goldman Sachs International	03/08/2021	RUB	67.99	USD	29,450,000	39,964
USD Versus RUB	Put	Goldman Sachs International	03/26/2021	RUB	74.80	USD	29,450,000	814,145
USD Versus RUB	Put	Goldman Sachs International	04/29/2021	RUB	70.00	USD	3,500,000	617,890
USD Versus RUB	Put	J.P. Morgan Chase Bank, N.A.	06/02/2021	RUB	67.00	USD	3,500,000	256,186
USD Versus TRY	Put	Goldman Sachs International	11/11/2021	TRY	7.70	USD	10,000,000	252,150
USD Versus ZAR	Put	Goldman Sachs International	03/18/2021	ZAR	14.17	USD	20,000,000	210,240
USD Versus ZAR	Put	Standard Chartered Bank PLC	02/16/2021	ZAR	14.40	USD	23,000,000	264,753
Subtotal – Foreign Currency Put Options Purchased								8,697,531
Total Foreign Currency Options Purchased								$10,041,948

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,737,859.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

		Open Over-The-Counter Interest Rate Swaptions Purchased(a)
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date		Notional Value	Value

Interest Rate Risk
1 Year Interest Rate Swap	Put	Bank of America, N.A.	(0.41)%	Pay	6 Month EUR LIBOR	Semi-Annually	02/08/2021	EUR	312,500,000	$1,336
2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.61	Pay	6 Month EUR LIBOR	Semi-Annually	04/06/2021	EUR	146,000,000	18
2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.62	Pay	6 Month EUR LIBOR	Semi-Annually	04/12/2021	EUR	146,250,000	25
30 Year Interest Rate Swap	Put	Goldman Sachs International	2.00	Pay	3 Month USD LIBOR	Quarterly	05/31/2022	USD	46,800,000	1,510,788
30 Year Interest Rate Swap	Put	Goldman Sachs International	2.00	Pay	3 Month USD LIBOR	Quarterly	09/26/2022	USD	36,800,000	1,415,273
5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.12	Pay	6 Month EUR LIBOR	Semi-Annually	03/29/2021	EUR	146,200,000	5
Total Interest Rate Swaptions Purchased										$2,927,445

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $ 1,737,859.

		Open Over-The-Counter Credit Default Swaptions Purchased(a)
Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread	Notional Value	Value

Credit Risk
J.P. Morgan Chase Bank, N.A.	Call	22.50%	Markit iTraxx Europe Crossover Index, Series 34, Version 1	Receive	Quarterly	03/17/2021	2.4086%	15,600,000	$98,115

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,737,859.

			Open Over-The-Counter Credit Default Swaptions Written(a)
Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Premiums Received		Notional Value	Value	Unrealized Appreciation
Credit Risk
Goldman Sachs International	Put	1.05%	Markit CDX North America High Yield Index, Series 35, Version 1	Pay	Quarterly	02/17/2021	2.9323%	$(319,800)	USD	78,000,000	$(316,500)	$3,300
J.P. Morgan Chase Bank, N.A.	Put	3.25	Markit iTraxx Europe Crossover Index, Series 34, Version 1	Pay	Quarterly	03/17/2021	2.4086	(140,167)	EUR	15,600,000	(107,041)	33,126
Total Credit Default Swaptions Written								$(459,967)			$(423,541)	$36,426

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,737,859.
(b)

Implied credit spreads represent the current level, as of December 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

		Open Over-The-Counter Foreign Currency Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date		Exercise Price	Premiums Received		Notional Value	Value	Unrealized Appreciation (Depreciation)

Currency Risk

USD Versus BRL	Call	Goldman Sachs International	09/01/2021	BRL	6.00	$(329,100)	USD	12,500,000	$(274,050)	$55,050

USD Versus BRL	Call	Morgan Stanley and Co. International PLC	02/24/2021	BRL	5.50	(279,600)	USD	15,000,000	(193,575)	86,025

USD Versus CNH	Call	Standard Chartered Bank PLC	07/28/2021	CNH	7.13	(164,360)	USD	14,000,000	(52,010)	112,350

USD Versus CNH	Call	Standard Chartered Bank PLC	11/08/2021	CNH	6.90	(570,000)	USD	30,000,000	(345,570)	224,430

USD Versus GBP	Call	Morgan Stanley and Co. International PLC	02/12/2021	GBP	1.39	(142,932)	GBP	310,022	(134,198)	8,734

USD Versus IDR	Call	Goldman Sachs International	02/23/2021	IDR	14,750.00	(92,534)	USD	13,000,000	(34,359)	58,175

USD Versus IDR	Call	J.P. Morgan Chase Bank, N.A.	05/05/2021	IDR	15,120.00	(198,750)	USD	18,750,000	(110,625)	88,125

USD Versus INR	Call	Goldman Sachs International	04/09/2021	INR	77.50	(209,560)	USD	1,300,000	(112,090)	97,470

USD Versus INR	Call	Goldman Sachs International	06/11/2021	INR	83.00	(210,000)	USD	1,250,000	(19,780)	190,220

USD Versus INR	Call	Goldman Sachs International	07/02/2021	INR	84.05	(124,375)	USD	1,250,000	(23,956)	100,419

USD Versus INR	Call	Standard Chartered Bank PLC	04/09/2021	INR	77.75	(231,010)	USD	1,300,000	(98,809)	132,201

USD Versus KRW	Call	Bank of America, N.A.	03/18/2021	KRW	1,130.00	(113,540)	USD	20,000,000	(85,640)	27,900

USD Versus MXN	Call	Bank of America, N.A.	05/10/2021	MXN	22.35	(250,388)	USD	12,500,000	(126,275)	124,113

USD Versus MXN	Call	Citibank, N.A.	03/04/2021	MXN	22.52	(251,367)	USD	12,500,000	(38,363)	213,004

USD Versus MXN	Call	J.P. Morgan Chase Bank, N.A.	01/21/2021	MXN	21.50	(109,375)	USD	9,375,000	(13,772)	95,603

USD Versus MXN	Call	J.P. Morgan Chase Bank, N.A.	01/06/2022	MXN	23.09	(570,125)	USD	25,000,000	(626,025)	(55,900)

USD Versus MXN	Call	Morgan Stanley and Co. International PLC	05/14/2021	MXN	22.50	(139,425)	USD	7,500,000	(72,765)	66,660

USD Versus NOK	Call	J.P. Morgan Chase Bank, N.A.	05/10/2021	NOK	9.70	(215,700)	USD	15,000,000	(67,020)	148,680

USD Versus RUB	Call	Goldman Sachs International	02/24/2021	RUB	80.00	(339,125)	USD	1,250,000	(168,331)	170,794

USD Versus RUB	Call	Goldman Sachs International	03/26/2021	RUB	88.69	(648,430)	USD	29,450,000	(92,296)	556,134

USD Versus RUB	Call	Goldman Sachs International	04/29/2021	RUB	95.00	(334,376)	USD	28,000,000	(89,404)	244,972

USD Versus RUB	Call	Goldman Sachs International	08/23/2021	RUB	85.00	(288,000)	USD	1,250,000	(215,969)	72,031

USD Versus RUB	Call	J.P. Morgan Chase Bank, N.A.	06/02/2021	RUB	82.00	(434,280)	USD	28,000,000	(465,164)	(30,884)

USD Versus TRY	Call	Goldman Sachs International	11/11/2021	TRY	12.00	(392,543)	USD	12,500,000	(179,475)	213,068

USD Versus ZAR	Call	Goldman Sachs International	03/18/2021	ZAR	15.61	(271,220)	USD	20,000,000	(273,840)	(2,620)

USD Versus ZAR	Call	Standard Chartered Bank PLC	02/16/2021	ZAR	15.75	(244,099)	USD	23,000,000	(152,835)	91,264

Subtotal – Foreign Currency Call Options Written						(7,154,214)			(4,066,196)	3,088,018

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

		Open Over-The-Counter Foreign Currency Options Written(a)–(continued)

Description	Type of Contract	Counterparty	Expiration Date		Exercise Price	Premiums Received		Notional Value	Value	Unrealized Appreciation (Depreciation)

Currency Risk

CNH Versus TWD	Put	Goldman Sachs International	11/17/2021	TWD	3.83	$(93,183)	CNH	65,000,000	$(127,694)	$(34,511)

USD Versus GBP	Put	Morgan Stanley and Co. International PLC	02/12/2021	GBP	1.28	(180,600)	GBP	15,588,465	(18,610)	161,990

USD Versus IDR	Put	Goldman Sachs International	02/23/2021	IDR	13,685.00	(42,913)	USD	13,000,000	(78,169)	(35,256)

USD Versus JPY	Put	J.P. Morgan Chase Bank, N.A.	01/06/2021	JPY	100.00	(112,386)	USD	30,000,000	(450)	111,936

USD Versus MXN	Put	Citibank, N.A.	03/04/2021	MXN	18.57	(99,731)	USD	12,500,000	(24,938)	74,793

USD Versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/21/2021	MXN	19.25	(80,874)	USD	18,750,000	(45,375)	35,499

USD Versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/06/2022	MXN	18.40	(224,600)	USD	25,000,000	(266,350)	(41,750)

Subtotal – Foreign Currency Put Options Written						(834,287)			(561,586)	272,701

Total - Foreign Currency Options Written						$(7,988,501)			$(4,627,782)	$3,360,719

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,737,859.

Open Over-The-Counter Interest Rate Swaptions Written(a)
Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation

Interest Rate Risk
5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.89%	3 Month CDOR	Pay	Quarterly	01/11/2021	$(55,874)	CAD35,814,000	$(4,233)	$51,641
5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.90	3 Month CDOR	Pay	Quarterly	01/04/2021	(44,609)	CAD30,375,000	(126)	44,483
5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.88	3 Month CDOR	Pay	Quarterly	01/11/2021	(40,828)	CAD26,000,000	(3,918)	36,910
5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.86	3 Month CDOR	Pay	Quarterly	01/14/2021	(40,756)	CAD26,000,000	(11,709)	29,047
5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.88	3 Month CDOR	Pay	Quarterly	01/25/2021	(31,056)	CAD20,465,000	(11,833)	19,223
5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.87	3 Month CDOR	Pay	Quarterly	01/21/2021	(26,795)	CAD16,800,000	(9,376)	17,419
5 Year Interest Rate Swap	Put	Bank of America, N.A.	0.88	3 Month CDOR	Pay	Quarterly	01/18/2021	(7,726)	CAD 5,200,000	(2,063)	5,663
10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.15	3 Month USD LIBOR	Pay	Quarterly	01/11/2021	(51,350)	USD13,000,000	(1,130)	50,220
5 Year Interest Rate Swap	Put	Toronto-Dominion Bank (The)	0.89	3 Month CDOR	Pay	Quarterly	01/07/2021	(35,006)	CAD22,400,000	(934)	34,072
5 Year Interest Rate Swap	Put	Toronto-Dominion Bank (The)	0.88	3 Month CDOR	Pay	Quarterly	01/04/2021	(32,764)	CAD22,310,000	(334)	32,430
5 Year Interest Rate Swap	Put	Toronto-Dominion Bank (The)	0.88	3 Month CDOR	Pay	Quarterly	01/08/2021	(31,929)	CAD20,465,000	(2,180)	29,749
5 Year Interest Rate Swap	Put	Toronto-Dominion Bank (The)	0.85	3 Month CDOR	Pay	Quarterly	01/14/2021	(41,774)	CAD26,000,000	(13,128)	28,646
5 Year Interest Rate Swap	Put	Toronto-Dominion Bank (The)	0.85	3 Month CDOR	Pay	Quarterly	01/21/2021	(54,462)	CAD35,000,000	(26,789)	27,673
5 Year Interest Rate Swap	Put	Toronto-Dominion Bank (The)	0.85	3 Month CDOR	Pay	Quarterly	01/29/2021	(49,003)	CAD31,400,000	(33,530)	15,473
Total Open Over-The-Counter Interest Rate Swaptions Written								$(543,932)		$(121,283)	$422,649

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,737,859.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Australia 10 Year Bonds	104	March-2021	$11,804,731	$32,247	$32,247

U.S. Treasury 2 Year Notes	188	March-2021	41,543,594	5,580	5,580

U.S. Treasury 10 Year Notes	342	March-2021	47,222,719	71,619	71,619

U.S. Treasury Long Bonds	426	March-2021	73,777,875	(473,500)	(473,500)

Subtotal–Long Futures Contracts				(364,054)	(364,054)

Short Futures Contracts

Interest Rate Risk

Canadian Government Bond	828	March-2021	(96,987,037)	(274,761)	(274,761)

Euro BTP	502	March-2021	(93,222,921)	(571,333)	(571,333)

Euro Bund	13	March-2021	(2,821,181)	(5,740)	(5,740)

Euro Buxl	150	March-2021	(41,274,670)	(414,400)	(414,400)

U.S. Treasury 5 Year Notes	183	March-2021	(23,088,024)	(58,987)	(58,987)

U.S. Treasury 10 Year Ultra Bonds	227	March-2021	(35,493,578)	25,400	25,400

U.S. Treasury Ultra Bonds	462	March-2021	(98,665,875)	(313,192)	(313,192)

Subtotal–Short Futures Contracts				(1,613,013)	(1,613,013)

Total Futures Contracts				$(1,977,067)	$(1,977,067)

(a)	Futures contracts collateralized by $12,731,784 cash held with Merrill Lynch, the futures commission merchant.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty		Deliver		Receive

Currency Risk
01/05/2021	Bank of America, N.A.	BRL	46,226,984	USD	8,915,522	$15,791
01/05/2021	Bank of America, N.A.	USD	8,895,450	BRL	46,226,984	4,281
01/15/2021	Bank of America, N.A.	USD	16,700,000	MXN	357,722,900	1,255,048
02/02/2021	Bank of America, N.A.	BRL	44,075,000	USD	8,495,648	12,969
02/02/2021	Bank of America, N.A.	USD	10,000,000	BRL	52,980,000	196,538
03/17/2021	Bank of America, N.A.	USD	26,765,863	AUD	35,582,967	683,193
03/17/2021	Bank of America, N.A.	USD	4,531,875	EUR	3,730,000	32,288
03/17/2021	Bank of America, N.A.	USD	2,257,000	GBP	1,699,395	67,966
03/17/2021	Bank of America, N.A.	USD	34,647,391	NOK	303,864,550	783,026
03/17/2021	Bank of America, N.A.	USD	6,530,127	ZAR	99,319,968	167,266
04/19/2021	Bank of America, N.A.	USD	14,677,590	EUR	12,300,000	384,053
05/28/2021	Bank of America, N.A.	USD	7,230,136	ZAR	119,525,000	762,902
03/17/2021	Citibank, N.A.	EGP	20,500,000	USD	1,279,052	395
03/17/2021	Citibank, N.A.	RUB	1,916,836,068	USD	25,825,887	77,145
03/17/2021	Citibank, N.A.	USD	10,323,700	CLP	7,534,612,493	281,589
03/17/2021	Citibank, N.A.	USD	2,205,074	EUR	1,815,936	16,971
03/17/2021	Citibank, N.A.	USD	28,731,341	IDR	408,559,662,500	477,134
03/17/2021	Citibank, N.A.	USD	20,787,301	NOK	182,250,000	462,936
01/08/2021	Goldman Sachs International	NOK	243,000,000	USD	28,911,957	571,088
01/08/2021	Goldman Sachs International	USD	28,432,650	EUR	23,500,000	278,644
01/11/2021	Goldman Sachs International	USD	8,575,000	RUB	704,142,128	947,351
01/11/2021	Goldman Sachs International	USD	6,100,000	ZAR	113,074,480	1,586,442
02/10/2021	Goldman Sachs International	USD	1,539,099	ZAR	23,875,425	77,687
02/25/2021	Goldman Sachs International	RUB	492,093,750	USD	7,250,000	625,701
02/25/2021	Goldman Sachs International	USD	8,750,000	RUB	741,125,000	1,226,623
03/08/2021	Goldman Sachs International	BRL	40,000,000	USD	9,713,453	2,022,264

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty		Deliver		Receive
03/09/2021	Goldman Sachs International	RUB	108,013,248	USD	1,470,000	$17,824
03/09/2021	Goldman Sachs International	USD	3,300,000	RUB	265,390,620	268,024
03/17/2021	Goldman Sachs International	USD	47,948,256	EUR	39,432,752	303,087
03/17/2021	Goldman Sachs International	USD	22,054,707	RUB	1,643,373,377	20,628
03/17/2021	Goldman Sachs International	USD	692,037	TRY	5,622,803	43,421
03/17/2021	Goldman Sachs International	USD	16,920,562	ZAR	257,548,241	446,559
05/10/2021	Goldman Sachs International	USD	10,500,000	MXN	229,941,600	890,423
11/12/2021	Goldman Sachs International	USD	1,043,256	TRY	9,165,000	45,297
01/05/2021	J.P. Morgan Chase Bank, N.A.	USD	10,279,946	BRL	53,421,794	4,948
01/29/2021	J.P. Morgan Chase Bank, N.A.	USD	11,550,000	ZAR	189,720,300	1,316,452
02/02/2021	J.P. Morgan Chase Bank, N.A.	USD	1,013,538	BRL	5,280,026	2,657
02/08/2021	J.P. Morgan Chase Bank, N.A.	RUB	690,200,000	USD	10,122,832	815,295
02/08/2021	J.P. Morgan Chase Bank, N.A.	USD	9,299,004	RUB	690,200,000	8,532
03/17/2021	J.P. Morgan Chase Bank, N.A.	CNY	64,440,947	USD	9,848,251	3,945
03/17/2021	J.P. Morgan Chase Bank, N.A.	EUR	6,625,000	USD	8,131,744	25,154
03/17/2021	J.P. Morgan Chase Bank, N.A.	MXN	11,370,000	USD	568,960	2,219
03/17/2021	J.P. Morgan Chase Bank, N.A.	RUB	269,605,316	USD	3,629,777	8,185
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	24,429,060	AUD	32,022,687	273,560
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	9,380,839	CAD	11,940,842	1,869
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	8,674,763	CLP	6,441,950,667	392,557
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	37,781,065	CNY	248,513,063	182,973
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	75,588,867	EUR	62,067,247	358,864
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	31,302,168	GBP	23,503,920	853,887
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	35,900,635	INR	2,670,073,842	386,560
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	14,856,796	JPY	1,547,870,145	146,337
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	3,975,000	MXN	80,904,368	57,708
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	12,684,727	NOK	111,276,770	290,075
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	14,027,235	THB	434,744,750	485,420
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	17,342,403	TRY	141,163,905	1,121,730
03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	8,832,120	ZAR	133,155,206	146,868
03/17/2021	J.P. Morgan Chase Bank, N.A.	ZAR	58,740,563	USD	3,975,000	13,977
08/30/2021	J.P. Morgan Chase Bank, N.A.	USD	18,061,785	EUR	15,525,000	1,004,090
08/30/2021	J.P. Morgan Chase Bank, N.A.	USD	18,000,000	NOK	171,829,250	2,019,946
01/10/2022	J.P. Morgan Chase Bank, N.A.	USD	4,500,000	MXN	93,574,800	7,574
02/02/2021	Morgan Stanley and Co. International PLC	USD	9,076,462	BRL	47,292,905	25,537
02/05/2021	Morgan Stanley and Co. International PLC	USD	4,975,000	CLP	3,747,170,000	298,248
03/17/2021	Morgan Stanley and Co. International PLC	RUB	378,713,402	USD	5,096,056	8,822
03/17/2021	Morgan Stanley and Co. International PLC	USD	10,689,266	AUD	14,213,126	274,882
03/17/2021	Morgan Stanley and Co. International PLC	USD	10,000,000	CAD	12,730,600	3,273
03/17/2021	Morgan Stanley and Co. International PLC	USD	4,646,088	CLP	3,391,801,424	128,017
03/17/2021	Morgan Stanley and Co. International PLC	USD	2,249,690	EUR	1,850,820	15,040
03/17/2021	Morgan Stanley and Co. International PLC	USD	11,788,854	JPY	1,228,162,857	115,433
03/17/2021	Morgan Stanley and Co. International PLC	USD	6,892,462	THB	206,932,400	15,358
05/10/2021	Morgan Stanley and Co. International PLC	MXN	201,372,442	USD	10,000,000	24,783
05/11/2021	Morgan Stanley and Co. International PLC	USD	6,450,000	MXN	133,708,500	172,639
08/26/2021	Morgan Stanley and Co. International PLC	USD	9,910,000	BRL	53,543,829	296,803
03/17/2021	Royal Bank of Canada	USD	5,353,300	EUR	4,412,581	46,095
03/17/2021	Royal Bank of Canada	USD	4,817,607	GBP	3,625,000	141,808
03/17/2021	Royal Bank of Canada	USD	1,237,344	JPY	128,968,342	12,715

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)
11/10/2021	Standard Chartered Bank PLC	USD	11,341,294	CNY	76,892,840	$235,285

Subtotal–Appreciation						26,798,674

Currency Risk

01/05/2021	Bank of America, N.A.	BRL	44,075,000	USD	8,481,344	(4,082)

01/05/2021	Bank of America, N.A.	USD	8,500,482	BRL	44,075,000	(15,056)

01/15/2021	Bank of America, N.A.	MXN	401,926,250	USD	18,511,144	(1,662,585)

02/02/2021	Bank of America, N.A.	USD	11,935,268	BRL	61,695,888	(61,269)

03/17/2021	Bank of America, N.A.	EUR	28,109,536	USD	34,152,524	(243,321)

03/17/2021	Bank of America, N.A.	GBP	12,746,000	USD	16,928,218	(509,771)

03/17/2021	Bank of America, N.A.	JPY	318,830,276	USD	3,058,500	(31,845)

03/17/2021	Bank of America, N.A.	MXN	26,404,376	USD	1,309,936	(6,200)

03/17/2021	Bank of America, N.A.	USD	1,879,953	CAD	2,390,097	(1,896)

05/28/2021	Bank of America, N.A.	ZAR	119,525,000	USD	7,000,000	(993,039)

08/30/2021	Bank of America, N.A.	EUR	15,580,700	USD	18,300,000	(834,280)

03/17/2021	Citibank, N.A.	COP	12,764,000,000	USD	3,478,877	(251,713)

03/17/2021	Citibank, N.A.	EUR	86,875,000	USD	105,491,478	(811,916)

03/17/2021	Citibank, N.A.	GBP	3,623,000	USD	4,816,760	(139,918)

03/17/2021	Citibank, N.A.	IDR	516,394,000,000	USD	36,314,627	(603,068)

03/17/2021	Citibank, N.A.	MXN	20,265,845	USD	1,005,521	(4,638)

01/05/2021	Goldman Sachs International	BRL	55,573,778	USD	10,694,052	(5,147)

01/05/2021	Goldman Sachs International	USD	10,883,268	BRL	55,573,778	(184,070)

01/11/2021	Goldman Sachs International	RUB	704,142,127	USD	9,513,699	(8,652)

01/11/2021	Goldman Sachs International	ZAR	113,074,480	USD	6,129,263	(1,557,179)

02/03/2021	Goldman Sachs International	BRL	23,591,680	USD	4,480,000	(60,350)

02/08/2021	Goldman Sachs International	RUB	690,200,000	USD	9,298,002	(9,535)

02/08/2021	Goldman Sachs International	USD	10,139,786	RUB	690,200,000	(832,249)

02/10/2021	Goldman Sachs International	ZAR	23,875,425	USD	1,550,000	(66,786)

02/18/2021	Goldman Sachs International	USD	3,175,000	BRL	16,068,357	(83,792)

02/24/2021	Goldman Sachs International	RUB	238,281,250	USD	3,125,000	(82,952)

02/25/2021	Goldman Sachs International	IDR	121,832,000,000	USD	8,250,000	(474,899)

02/25/2021	Goldman Sachs International	RUB	249,031,250	USD	3,348,950	(3,374)

03/08/2021	Goldman Sachs International	USD	9,643,202	BRL	40,000,000	(1,952,013)

03/17/2021	Goldman Sachs International	EUR	3,637,883	USD	4,423,485	(27,961)

03/17/2021	Goldman Sachs International	MXN	203,296,000	USD	10,108,781	(24,583)

03/17/2021	Goldman Sachs International	RUB	198,747,540	USD	2,667,269	(2,495)

04/15/2021	Goldman Sachs International	INR	726,862,500	USD	9,750,000	(94,596)

04/28/2021	Goldman Sachs International	BRL	9,144,450	USD	1,575,000	(179,907)

04/30/2021	Goldman Sachs International	RUB	620,546,850	USD	7,700,000	(596,028)

06/15/2021	Goldman Sachs International	INR	677,925,000	USD	8,625,000	(484,798)

08/19/2021	Goldman Sachs International	USD	4,500,000	BRL	22,756,050	(159,785)

08/24/2021	Goldman Sachs International	RUB	155,600,000	USD	2,000,000	(53,785)

09/03/2021	Goldman Sachs International	BRL	12,744,514	USD	2,395,000	(32,930)

11/12/2021	Goldman Sachs International	TRY	31,150,000	USD	3,500,000	(199,773)

01/05/2021	J.P. Morgan Chase Bank, N.A.	BRL	53,421,794	USD	9,895,215	(389,678)

01/29/2021	J.P. Morgan Chase Bank, N.A.	ZAR	189,720,300	USD	11,565,843	(1,300,609)

02/02/2021	J.P. Morgan Chase Bank, N.A.	USD	3,024,815	BRL	15,474,954	(46,503)

02/08/2021	J.P. Morgan Chase Bank, N.A.	RUB	690,200,000	USD	9,299,004	(8,532)

02/18/2021	J.P. Morgan Chase Bank, N.A.	BRL	16,065,000	USD	2,923,354	(167,208)

03/17/2021	J.P. Morgan Chase Bank, N.A.	AUD	77,702,351	USD	58,478,866	(1,461,503)

03/17/2021	J.P. Morgan Chase Bank, N.A.	CLP	6,791,780,000	USD	8,960,997	(598,722)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty		Deliver		Receive

03/17/2021	J.P. Morgan Chase Bank, N.A.	CNY	65,863,000	USD	10,000,000	$(61,545)

03/17/2021	J.P. Morgan Chase Bank, N.A.	EUR	140,771,150	USD	171,307,615	(945,056)

03/17/2021	J.P. Morgan Chase Bank, N.A.	GBP	21,767,369	USD	29,074,125	(706,131)

03/17/2021	J.P. Morgan Chase Bank, N.A.	INR	1,815,060,000	USD	24,404,496	(262,776)

03/17/2021	J.P. Morgan Chase Bank, N.A.	MXN	445,957,292	USD	22,068,124	(160,781)

03/17/2021	J.P. Morgan Chase Bank, N.A.	RUB	101,387,885	USD	1,361,167	(770)

03/17/2021	J.P. Morgan Chase Bank, N.A.	THB	678,210,000	USD	21,675,881	(964,135)

03/17/2021	J.P. Morgan Chase Bank, N.A.	TRY	19,759,625	USD	2,500,000	(84,544)

03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	31,993,409	EUR	26,078,890	(82,335)

03/17/2021	J.P. Morgan Chase Bank, N.A.	USD	10,000,000	HUF	2,907,100,000	(207,864)

03/17/2021	J.P. Morgan Chase Bank, N.A.	ZAR	653,717,098	USD	42,884,693	(1,197,085)

04/19/2021	J.P. Morgan Chase Bank, N.A.	EUR	16,413,233	USD	20,000,000	(98,394)

04/28/2021	J.P. Morgan Chase Bank, N.A.	BRL	3,587,500	USD	625,000	(63,476)

05/07/2021	J.P. Morgan Chase Bank, N.A.	IDR	39,503,750,000	USD	2,750,000	(61,176)

05/19/2021	J.P. Morgan Chase Bank, N.A.	IDR	140,043,750,000	USD	8,750,000	(1,204,835)

06/03/2021	J.P. Morgan Chase Bank, N.A.	RUB	646,721,600	USD	7,840,000	(773,715)

08/30/2021	J.P. Morgan Chase Bank, N.A.	NOK	162,250,000	USD	18,063,302	(840,559)

01/10/2022	J.P. Morgan Chase Bank, N.A.	MXN	140,358,825	USD	6,750,000	(11,198)

02/02/2021	Morgan Stanley and Co. International PLC	BRL	57,992,842	USD	10,950,000	(211,310)

02/02/2021	Morgan Stanley and Co. International PLC	USD	4,037,370	BRL	20,627,523	(67,394)

02/05/2021	Morgan Stanley and Co. International PLC	CLP	3,747,170,000	USD	4,911,873	(361,375)

03/17/2021	Morgan Stanley and Co. International PLC	CLP	14,290,948,000	USD	19,113,231	(1,001,887)

03/17/2021	Morgan Stanley and Co. International PLC	EUR	17,690,561	USD	21,503,054	(143,757)

03/17/2021	Morgan Stanley and Co. International PLC	MXN	194,990,734	USD	9,652,919	(66,465)

03/17/2021	Morgan Stanley and Co. International PLC	NOK	60,723,208	USD	6,921,562	(158,727)

03/17/2021	Morgan Stanley and Co. International PLC	USD	9,395,801	CAD	11,942,533	(11,764)

08/26/2021	Morgan Stanley and Co. International PLC	EUR	8,290,000	USD	9,914,840	(265,011)

03/17/2021	Natwest Markets PLC	EUR	805,000	USD	977,592	(7,435)

03/17/2021	Royal Bank of Canada	EUR	56,986,842	USD	69,135,866	(595,295)

03/17/2021	Standard Chartered Bank PLC	AUD	7,125,000	USD	5,341,114	(155,182)

04/15/2021	Standard Chartered Bank PLC	INR	953,461,600	USD	12,740,000	(173,645)

11/10/2021	Standard Chartered Bank PLC	CNY	66,018,240	USD	9,720,000	(219,357)

Subtotal–Depreciation						(28,489,970)

Total Forward Foreign Currency Contracts						$(1,691,296)

	Open Centrally Cleared Credit Default Swap Agreements(a)

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk
Markit iTraxx Europe Crossover Index, Series 34, Version 1	Buy	(5.00)%	Quarterly	12/20/2025	2.4086%	EUR	6,500,000	$860,670	$943,394	$82,724
Markit iTraxx Europe Index, Series 34, Version 1	Buy	(1.00)	Quarterly	12/20/2025	1.1164	EUR	8,125,000	54,395	55,754	1,359
Brazilian Government International Bonds	Sell	1.00	Quarterly	06/20/2022	0.5678	USD	2,500,000	(43,299)	16,853	60,152
UniCredit S.p.A.	Sell	1.00	Quarterly	12/20/2025	0.7159	EUR	2,600,000	21,290	44,999	23,709
Subtotal - Appreciation								893,056	1,061,000	167,944

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Open Centrally Cleared Credit Default Swap Agreements(a)–(continued)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk
Host Hotels & Resorts, L.P.	Buy	(1.00)%	Quarterly	12/20/2023	0.8660%	USD	3,280,000	$10,454	$(11,949)	$(22,403)
Indonesia Government International Bond	Buy	(1.00)	Quarterly	12/20/2025	0.6807	USD	4,475,000	30,084	(68,194)	(98,278)
South Africa Government International Bond	Buy	(1.00)	Quarterly	12/20/2025	2.0187	USD	2,600,000	237,530	128,619	(108,911)
ViacomCBS, Inc.	Buy	(1.00)	Quarterly	12/20/2025	0.6437	USD	1,300,000	(17,682)	(22,229)	(4,547)
United Mexican States International Bonds	Buy	(1.00)	Quarterly	12/20/2025	0.8119	USD	975,000	(2,356)	(8,876)	(6,520)
Markit CDX North America High Yield Index, Series 35, Version 1	Sell	5.00	Quarterly	12/20/2025	2.9323	USD	13,260,000	(959,182)	(1,234,837)	(275,655)
Subtotal - Depreciation								(701,152)	(1,217,466)	(516,314)
Total Centrally Cleared Credit Default Swap Agreements								$191,904	$(156,466)	$(348,370)

(a)	Centrally cleared swap agreements collateralized by $17,568,401 cash held with Counterparties.
(b)

Implied credit spreads represent the current level, as of December 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk
Pay	3 Month COOVIBR	Quarterly	2.50%	Quarterly	12/24/2023	COP	12,490,000,000	$–	$1,794	$1,794
Pay	3 Month COOVIBR	Quarterly	2.53	Quarterly	12/23/2023	COP	19,870,000,000	–	8,082	8,082
Pay	3 Month COOVIBR	Quarterly	3.03	Quarterly	07/10/2025	COP	9,400,000,000	–	10,954	10,954
Pay	6 Month CDOR	Semi- Annually	0.76	Semi-Annually	06/29/2025	CAD	71,760,000	(256)	12,858	13,114
Pay	28 Day MXN TIIE	At Maturity	4.80	At Maturity	07/23/2025	MXN	57,800,000	–	17,816	17,816
Pay	3 Month COOVIBR	Quarterly	3.09	Quarterly	07/09/2025	COP	9,125,000,000	–	18,326	18,326
Receive	6 Month CLICP	Semi- Annually	(0.52)	Semi-Annually	06/26/2022	CLP	12,625,000,000	–	23,548	23,548
Pay	3 Month COOVIBR	Quarterly	3.08	Quarterly	07/09/2025	COP	19,250,000,000	–	36,124	36,124
Pay	28 Day MXN TIIE	At Maturity	4.67	At Maturity	07/02/2024	MXN	200,100,000	–	54,601	54,601
Pay	1 Month BZDIOVRA	At Maturity	4.11	At Maturity	01/02/2023	BRL	61,435,394	–	78,486	78,486
Pay	1 Month BZDIOVRA	At Maturity	5.10	At Maturity	01/02/2024	BRL	41,182,210	–	102,606	102,606
Pay	1 Month BZDIOVRA	At Maturity	5.92	At Maturity	01/02/2025	BRL	32,532,661	–	104,865	104,865
Pay	1 Month BZDIOVRA	At Maturity	5.75	At Maturity	01/02/2025	BRL	16,852,097	–	105,932	105,932
Pay	28 Day MXN TIIE	At Maturity	4.81	At Maturity	07/23/2025	MXN	453,900,000	–	147,540	147,540
Pay	1 Month BZDIOVRA	At Maturity	7.26	At Maturity	01/02/2029	BRL	17,661,546	–	152,229	152,229
Pay	1 Month BZDIOVRA	At Maturity	5.93	At Maturity	01/02/2025	BRL	21,886,802	–	186,173	186,173
Pay	1 Month BZDIOVRA	At Maturity	6.03	At Maturity	01/02/2025	BRL	23,294,056	–	219,377	219,377
Receive	28 Day MXN TIIE	At Maturity	(7.07)	At Maturity	12/12/2029	MXN	247,125,000	–	270,524	270,524
Pay	3 Month COOVIBR	Quarterly	5.56	Quarterly	08/26/2026	COP	12,803,000,000	–	462,824	462,824
Pay	1 Month BZDIOVRA	At Maturity	6.61	At Maturity	01/02/2023	BRL	358,875,496	–	693,012	693,012
Pay	1 Month BZDIOVRA	At Maturity	5.56	At Maturity	01/02/2023	BRL	107,234,096	–	1,065,461	1,065,461
Pay	1 Month BZDIOVRA	At Maturity	8.42	At Maturity	01/02/2025	BRL	26,699,194	–	1,069,206	1,069,206
Pay	1 Month BZDIOVRA	At Maturity	8.68	At Maturity	01/04/2027	BRL	24,429,011	–	1,164,671	1,164,671
Subtotal – Appreciation								(256)	6,007,009	6,007,265

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)–(continued)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Pay	6 Month CDOR	Semi-Annually	1.06%	Semi-Annually	03/26/2030	CAD	107,225,000	$1,006	$(670,255)	$(671,261)

Pay	3 Month CNRR007	Quarterly	2.04	Quarterly	06/18/2022	CNY	247,500,000	–	(220,796)	(220,796)

Pay	28 Day MXN TIIE	At Maturity	6.91	At Maturity	12/12/2029	MXN	107,250,000	–	(210,971)	(210,971)

Pay	3 Month CNRR007	Quarterly	1.99	Quarterly	06/15/2022	CNY	175,000,000	–	(175,007)	(175,007)

Pay	3 Month CNRR007	Quarterly	2.13	Quarterly	06/30/2022	CNY	181,250,000	–	(134,117)	(134,117)

Pay	3 Month CNRR007	Quarterly	2.23	Quarterly	07/07/2022	CNY	227,270,000	–	(117,204)	(117,204)

Receive	3 Month CNRR007	Quarterly	(2.77)	Quarterly	10/16/2025	CNY	89,000,000	–	(70,119)	(70,119)

Pay	6 Month CLICP	Semi-Annually	1.20	Semi-Annually	06/26/2025	CLP	5,125,000,000	–	(54,337)	(54,337)

Pay	6 Month CLICP	Semi-Annually	1.16	Semi-Annually	07/13/2025	CLP	4,875,000,000	–	(42,343)	(42,343)

Pay	3 Month CNRR007	Quarterly	2.13	Quarterly	06/29/2022	CNY	45,000,000	–	(32,765)	(32,765)

Pay	3 Month CNRR007	Quarterly	2.40	Quarterly	07/13/2022	CNY	225,000,000	–	(29,801)	(29,801)

Receive	28 Day MXN TIIE	At Maturity	(5.50)	At Maturity	11/29/2030	MXN	64,600,000	–	(25,530)	(25,530)

Pay	6 Month CDOR	Semi-Annually	0.75	Semi-Annually	11/30/2025	CAD	3,900,000	–	(7,011)	(7,011)

Receive	6 Month CLICP	Semi-Annually	(0.57)	Semi-Annually	07/13/2022	CLP	12,062,500,000	–	(2,373)	(2,373)

Subtotal–Depreciation								1,006	(1,792,629)	(1,793,635)

Total Centrally Cleared Interest Rate Swap Agreements								$750	$4,214,380	$4,213,630

(a)	Centrally cleared swap agreements collateralized by $17,568,401 cash held with Counterparties.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

		Open Over-The-Counter Credit Default Swap Agreements(a)
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk
Bank of America, N.A.	Uruguary Government International Bonds	Sell	1.00%	Quarterly	12/20/2021	0.4992%	USD	2,697,000	$(10,651)	$13,215	$23,866
Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00	Quarterly	12/20/2024	0.4783	EUR	2,500,000	39,744	64,097	24,353
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 28, Version 9	Sell	5.00	Quarterly	12/20/2022	0.4996	EUR	15,000,000	1,459,853	1,652,327	192,474
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Index, Series 32, Version 1	Sell	5.00	Quarterly	12/20/2021	4.8707	EUR	2,500,000	(187,417)	3,808	191,225
J.P. Morgan Chase Bank, N.A.	Deutsche Bank AG	Sell	1.00	Quarterly	12/20/2025	0.5545	EUR	5,200,000	115,743	141,998	26,255
Subtotal-Appreciation									1,417,272	1,875,445	458,173
Credit Risk
Barclays Bank PLC	Royal Bank of Scotland PLC Froup PLC (The)	Buy	(1.00)	Quarterly	12/20/2025	0.8133	EUR	1,560,000	(4,567)	(17,854)	(13,287)
Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)	Quarterly	12/20/2024	0.8553	EUR	1,250,000	12,909	(8,865)	(21,774)
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 28, Version 9	Sell	5.00	Quarterly	12/20/2022	0.4996	EUR	2,500,000	47,313	(117,966)	(165,279)
J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland PLC Froup PLC (The)	Buy	(1.00)	Quarterly	12/20/2021	0.2772	EUR	2,500,000	15,689	(21,744)	(37,433)
J.P. Morgan Chase Bank, N.A.	UniCredit S.p.A.	Buy	(1.00)	Quarterly	12/20/2025	1.2108	EUR	1,300,000	36,275	16,503	(19,772)
J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland PLC Froup PLC (The)	Buy	(1.00)	Quarterly	12/20/2025	1.2499	EUR	1,200,000	24,212	18,200	(6,012)
J.P. Morgan Chase Bank, N.A.	Deutsche Bank AG	Buy	(1.00)	Quarterly	12/20/2025	1.838	EUR	1,300,000	103,387	65,213	(38,174)
Subtotal–Depreciation									235,218	(66,513)	(301,731)
Total Open Over-The-Counter Credit Default Swap Agreements									$1,652,490	$1,808,932	$156,442

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,737,859.
(b)

Implied credit spreads represent the current level, as of December 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

			Open Over-The-Counter Interest Rate Swap Agreements(a)
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk
Bank of America, N.A.	Pay	FBIL Overnight MIBOR	Semi-Annually	6.33%	Semi-Annually	01/31/2022	INR 210,000,000	$–	$112,414	$112,414
Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	6.77	Annually	01/14/2030	RUB 198,000,000	–	95,446	95,446
Subtotal–Appreciation								–	207,860	207,860
Interest Rate Risk
Standard Chartered Bank PLC	Receive	FBIL Overnight MIBOR	Semi-Annually	(6.44)	Semi-Annually	01/10/2024	INR 250,000,000	–	(253,303)	(253,303)
Total Over-The-Counter Interest Rate Swap Agreements								$–	$(45,443)	$(45,443)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,737,859.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

		Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation

Credit Risk

J.P. Morgan Chase Bank, N.A.	Pay	J.P. Morgan EMBI Global Core High Yield Index	(1.00)%	Maturity	8,128	February-2021	$2,600,000	$–	$71,848	$71,848

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $1,737,859.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Abbreviations:

AUD	-Australian Dollar
BRL	-Brazilian Real
CAD	-Canadian Dollar
CDOR	-Canadian Dealer Offered Rate
CLP	-Chile Peso
CNH	-Chinese Renminbi
CNY	-Chinese Yuan Renminbi
COP	-Colombia Peso
EGP	-Egypt Pound
EMBI	-Emerging Markets Bond Index
EUR	-Euro
FBIL	-Financial Benchmarks India Private Ltd.
GBP	-British Pound Sterling
HUF	-Hungarian Forint
IDR	-Indonesian Rupiah
INR	-Indian Rupee
JPY	-Japanese Yen
KRW	-South Korean Won
LIBOR	-London Interbank Offered Rate
MIBOR	-Mumbai Interbank Offered Rate
MOSKP	-Moscow Prime Offered Rate
MXN	-Mexican Peso
NOK	-Norwegian Krone
PLN	-Polish Zloty
RUB	-Russian Ruble
THB	-Thai Baht
TIIE	-Interbank Equilibrium Interest Rate
TRY	-Turkish Lira
TWD	-New Taiwan Dollar
TWD	-Taiwan New Dollar
USD	-U.S. Dollar
ZAR	-South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Consolidated Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $860,762,798)	$880,844,796

Investments in affiliates, at value (Cost $107,137,120)	105,823,861

Other investments:
Variation margin receivable – futures contracts	3,370,659

Swaps receivable – OTC	221,597

Unrealized appreciation on swap agreements – OTC	737,881

Premiums paid on swap agreements - OTC	1,652,487

Unrealized appreciation on forward foreign currency contracts outstanding	26,798,674

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	12,731,784

Cash collateral – centrally cleared swap agreements	17,568,401

Cash collateral – OTC Derivatives	1,737,859

Cash	27,091,119

Foreign currencies, at value (Cost $2,706,555)	2,704,128

Receivable for:
Investments sold	102,239,310

Fund shares sold	8,167,083

Interest	9,034,478

Investment for trustee deferred compensation and retirement plans	172,885

Other assets	7,543

Total assets	1,200,904,545

Liabilities:
Other investments:
Options written, at value (premiums received $8,992,400)	5,172,606

Variation margin payable – centrally cleared swap agreements	192,303

Unrealized depreciation on forward foreign currency contracts outstanding	28,489,970

Swaps payable – OTC	30,032

Unrealized depreciation on swap agreements – OTC	555,034

Payable for:
Investments purchased	137,473,398

Fund shares reacquired	147,864

Accrued foreign taxes	453,498

Accrued fees to affiliates	554,561

Accrued other operating expenses	532,496

Trustee deferred compensation and retirement plans	172,885

Unfunded loan commitments	2,449,346

Total liabilities	176,223,993

Net assets applicable to shares outstanding	$1,024,680,552

Net assets consist of:
Shares of beneficial interest	$1,183,411,311

Distributable earnings (loss)	(158,730,759)

$1,024,680,552

Net Assets:
Series I	$363,404,182

Series II	$661,276,370

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	75,175,422

Series II	132,392,462

Series I: Net asset value per share	$ 4.83

Series II: Net asset value per share	$ 4.99

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Consolidated Statement of Operations

For the year ended December 31, 2020

Investment income:
Interest (net of foreign withholding taxes of $700,141)	$38,872,137

Dividends from affiliates	961,608

Dividends (net of foreign withholding taxes of $(9,170))	127,251

Total investment income	39,960,996

Expenses:
Advisory fees	6,791,251

Administrative services fees	1,650,231

Custodian fees	41,292

Distribution fees - Series II	1,646,352

Transfer agent fees	48,751

Trustees’ and officers’ fees and benefits	28,901

Reports to shareholders	161,756

Professional services fees	116,685

Other	46,734

Total expenses	10,531,953

Less: Fees waived	(521,836)

Net expenses	10,010,117

Net investment income	29,950,879

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $203,486)	(14,448,559)

Affiliated investment securities	6,937,770

Foreign currencies	(2,561,574)

Forward foreign currency contracts	(11,337,981)

Futures contracts	11,844,277

Option contracts written	(72,762,542)
Swap agreements	27,132,098

(55,196,511)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $242,101)	48,760,886

Affiliated investment securities	(7,391,798)

Foreign currencies	1,058,621

Forward foreign currency contracts	8,632,803

Futures contracts	(823,291)

Option contracts written	(3,894,553)

Swap agreements	2,720,121

49,062,789

Net realized and unrealized gain (loss)	(6,133,722)

Net increase in net assets resulting from operations	$23,817,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$29,950,879	$65,657,033

Net realized gain (loss)	(55,196,511)	(4,708,162)

Change in net unrealized appreciation	49,062,789	79,839,376

Net increase in net assets resulting from operations	23,817,157	140,788,247

Distributions to shareholders from distributable earnings:
Series I	(21,122,311)	(15,389,942)

Series II	(34,704,644)	(36,879,378)

Total distributions from distributable earnings	(55,826,955)	(52,269,320)

Share transactions–net:
Series I	(20,356,992)	25,392,026

Series II	(54,615,245)	(410,787,898)

Net increase (decrease) in net assets resulting from share transactions	(74,972,237)	(385,395,872)

Net increase (decrease) in net assets	(106,982,035)	(296,876,945)

Net assets:
Beginning of year	1,131,662,587	1,428,539,532

End of year	$1,024,680,552	$1,131,662,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)(e)
Series I
Year ended 12/31/20	$4.97	$0.15	$(0.01)	$0.14	$(0.28)	$4.83	3.19%	$363,404	0.82	%(f)	0.87	%(f)	3.10	%(f)	324%
Year ended 12/31/19	4.66	0.24	0.26	0.50	(0.19)	4.97	10.80	395,324	0.77	(g)	0.82		4.86	(h)	134
Year ended 12/31/18	5.13	0.25	(0.47)	(0.22)	(0.25)	4.66	(4.40)	346,707	0.81	(g)	0.88	(g)	5.07	(h)	68
Year ended 12/31/17	4.94	0.22	0.09	0.31	(0.12)	5.13	6.27	393,337	0.76	(g)	0.82	(g)	4.40	(h)	74
Year ended 12/31/16	4.88	0.20	0.11	0.31	(0.25)	4.94	6.53	401,308	0.74	(g)	0.79	(g)	4.00	(h)	80
Series II
Year ended 12/31/20	5.13	0.14	(0.01)	0.13	(0.27)	4.99	2.79	661,276	1.07	(f)	1.12	(f)	2.85	(f)	324
Year ended 12/31/19	4.80	0.23	0.27	0.50	(0.17)	5.13	10.61	736,339	1.02	(g)	1.08		4.60	(h)	134
Year ended 12/31/18	5.27	0.24	(0.48)	(0.24)	(0.23)	4.80	(4.54)	1,081,833	1.06	(g)	1.13	(g)	4.82	(h)	68
Year ended 12/31/17	5.07	0.22	0.08	0.30	(0.10)	5.27	6.04	1,277,689	1.01	(g)	1.07	(g)	4.15	(h)	74
Year ended 12/31/16	5.00	0.19	0.12	0.31	(0.24)	5.07	6.27	1,284,022	0.99	(g)	1.04	(g)	3.75	(h)	80

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.04%, 0.02%, 0.01% and 0.01% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.
(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $1,644,610,033 and 1,693,210,282, $2,177,497,748 and $2,279,114,634, $2,370,164,194 and $2,399,236,376, $2,271,944,419 and $2,153,905,799, $1,798,210,272 and $1,766,445,159 for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $360,997 and $658,541 for Series I and Series II shares, respectively.
(g)	Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.
(h)	Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Notes to Consolidated Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer V.I. Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer V.I Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

    The Fund’s investment objective is to seek total return.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

Invesco Oppenheimer V.I. Global Strategic Income Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

K.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

Invesco Oppenheimer V.I. Global Strategic Income Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

O.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option,

Invesco Oppenheimer V.I. Global Strategic Income Fund

purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate

Invesco Oppenheimer V.I. Global Strategic Income Fund

payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

R.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

S.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

T.

Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

U.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

V.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Next $4 billion	0.500%
Over $5 billion	0.480%

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.67%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

    The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement excluding certain items discussed below) of Series I shares to 0.84% and Series II shares to 1.09% of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense

Invesco Oppenheimer V.I. Global Strategic Income Fund

on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $521,836.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $146,437 for accounting and fund administrative services and was reimbursed $1,503,794 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

    During the year ended December 31, 2020, there were transfers from Level 2 to Level 3 of $93,116, due to lack of availability of market data for these securities.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Non-U.S. Dollar Denominated Bonds & Notes	$–	$365,699,807	$42,878	$365,742,685
U.S. Dollar Denominated Bonds & Notes	–	333,970,113	–	333,970,113
Asset-Backed Securities	–	70,423,753	–	70,423,753
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	39,011,329	–	39,011,329
U.S. Treasury Securities	–	20,338,831	–	20,338,831
Preferred Stocks	–	13,587,848	–	13,587,848
Variable Rate Senior Loan Interests	–	1,279,362	11,193,807	12,473,169
Agency Credit Risk Transfer Notes	–	12,043,561	–	12,043,561
Investment Companies	640,083	–	–	640,083
Common Stocks & Other Equity Interests	150,576	78,559	19,988	249,123
Money Market Funds	105,120,654	–	–	105,120,654
Options Purchased	–	13,067,508	–	13,067,508
Total Investments in Securities	105,911,313	869,500,671	11,256,673	986,668,657

Other Investments - Assets*
Futures Contracts	134,846	–	–	134,846
Forward Foreign Currency Contracts	–	26,798,674	–	26,798,674
Swap Agreements	–	6,913,090	–	6,913,090
	134,846	33,711,764	–	33,846,610

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(2,111,913)	$–	$–	$(2,111,913)

Forward Foreign Currency Contracts	–	(28,489,970)	–	(28,489,970)

Options Written	–	(5,172,606)	–	(5,172,606)

Swap Agreements	–	(2,864,983)	–	(2,864,983)

	(2,111,913)	(36,527,559)	–	(38,639,472)

Total Other Investments	(1,977,067)	(2,815,795)	–	(4,792,862)

Total Investments	$103,934,246	$866,684,876	$11,256,673	$981,875,795

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

    A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

    The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended December 31, 2020:

	Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 12/31/2020
Variable Rate Senior Loan Interests	$66,846	$10,880,000	$(66,846)	$18,335	$29,709	$215,525	$50,238	$-	$11,193,807
Non-U.S. Dollar Denominated Bonds & Notes	-	-	-	-	(1,011,900)	1,011,900	42,878	-	42,878
Common Stocks & Other Equity Interests	-	395,120	-	-	(3,201,217)	2,826,085	-	-	19,988
Total	$66,846	$11,275,120	$(66,846)	$18,335	$(4,183,408)	$4,053,510	$93,116	$-	$11,256,673

    Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

	Value

Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$134,846	$134,846

Unrealized appreciation on swap agreements – Centrally Cleared(a)	167,944	-	6,007,265	6,175,209

Unrealized appreciation on forward foreign currency contracts outstanding	-	26,798,674	-	26,798,674

Unrealized appreciation on swap agreements – OTC	530,021	-	207,860	737,881

Options purchased, at value – OTC(b)	98,115	10,041,948	2,927,445	13,067,508

Total Derivative Assets	796,080	36,840,622	9,277,416	46,914,118

Derivatives not subject to master netting agreements	(167,944)	-	(6,142,111)	(6,310,055)

Total Derivative Assets subject to master netting agreements	$628,136	$36,840,622	$3,135,305	$40,604,063

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Value

Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$(2,111,913)	$(2,111,913)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(516,314)	-	(1,793,635)	(2,309,949)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(28,489,970)	-	(28,489,970)

Unrealized depreciation on swap agreements – OTC	(301,731)	-	(253,303)	(555,034)

Options written, at value – OTC	(423,541)	(4,627,782)	(121,283)	(5,172,606)

Total Derivative Liabilities	(1,241,586)	(33,117,752)	(4,280,134)	(38,639,472)

Derivatives not subject to master netting agreements	516,314	-	3,905,548	4,421,862

Total Derivative Liabilities subject to master netting agreements	$(725,272)	$(33,117,752)	$(374,586)	$(34,217,610)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2020.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received/Pledged)

Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$4,365,321	$899,455	$136,280	$5,401,056	$(4,363,344)	$(255,173)	$-	$(4,618,517)	$782,539	$-	$(782,539)	$-

Barclays Bank PLC	-	-	-	-	-	-	(13,287)	(13,287)	(13,287)	-	-	(13,287)

Citibank, N.A.	1,316,170	287,138	24,353	1,627,661	(1,811,253)	(63,301)	(21,774)	(1,896,328)	(268,667)	-	268,667	-

Goldman Sachs International	9,371,063	6,491,098	95,446	15,957,607	(7,177,639)	(2,005,913)	-	(9,183,552)	6,774,055	-	(3,150,000)	3,624,055

J.P. Morgan Chase Bank, N.A.	9,931,382	2,693,342	703,399	13,328,123	(11,699,130)	(1,702,952)	(296,702)	(13,698,784)	(370,661)	-	-	(370,661)

Morgan Stanley and Co. International PLC	1,378,835	1,473,725	-	2,852,560	(2,287,690)	(419,148)	-	(2,706,838)	145,722	-	-	145,722

Natwest Markets PLC	-	-	-	-	(7,435)	-	-	(7,435)	-	-	-	-

Royal Bank of Canada	200,618	-	-	200,618	(595,295)	-	-	(595,295)	(394,677)	-	394,677	-

Standard Chartered Bank PLC	235,285	1,222,750	-	1,458,035	(548,184)	(649,224)	(253,303)	(1,450,711)	7,324	-	-	7,324

Toronto-Dominion Bank (The)	-	-	-	-	-	(76,895)	-	(76,895)	-	-	-	-

Total	$26,798,674	$13,067,508	$959,478	$40,825,660	$(28,489,970)	$(5,172,606)	$(585,066)	$(34,247,642)	$6,578,018	$-	$(3,269,195)	$3,308,823

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations

	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(11,337,981)	$-	$-	$(11,337,981)

Futures contracts	-	-	-	11,844,277	11,844,277

Options purchased(a)	-	2,560,458	(1,630,713)	(4,198,151)	(3,268,406)

Options written	-	(21,901,143)	1,034,512	(51,895,911)	(72,762,542)

Swap agreements	7,903,809	-	-	19,228,289	27,132,098

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Location of Gain (Loss) on Consolidated Statement of Operations

	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$8,632,803	$-	$-	$8,632,803

Futures contracts	-	-	-	(823,291)	(823,291)

Options purchased(a)	498,381	1,861,434	2,609,109	(823,724)	4,145,200

Options written	(110,548)	(2,541,025)	(847,115)	(395,865)	(3,894,553)

Swap agreements	1,742,556	-	-	977,565	2,720,121

Total	$10,034,198	$(22,725,454)	$1,165,793	$(26,086,811)	$(37,612,274)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

    The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swaptions Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$2,156,165,866	$544,361,362	$1,372,389,487	$385,625,271	$740,796,897	$608,347,307	$2,678,576,302

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of December 31, 2020. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount	Value
Avianca Holdings S.A.	Term Loan A-1	$1,359,349	$1,359,349
Avianca Holdings S.A.	Term Loan A-2	1,089,997	1,089,997
			$2,449,346

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019
Ordinary income*	$55,826,955	$52,269,320

*	Includes short-term capital gain distributions, if any.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Tax Components of Net Assets at Period-End:
2020

Undistributed ordinary income	$43,016,327

Net unrealized appreciation – investments	24,406,251

Net unrealized appreciation - foreign currencies	1,145,633

Temporary book/tax differences	(169,103)

Capital loss carryforward	(227,129,867)

Shares of beneficial interest	1,183,411,311

Total net assets	$1,024,680,552

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddle losses deferred and derivative instruments.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$112,395,747	$114,734,120	$227,129,867

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $3,063,567,107 and $3,281,561,500, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $70,910,716 and $54,096,307, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 95,995,524

Aggregate unrealized (depreciation) of investments	(71,589,273)

Net unrealized appreciation of investments	$ 24,406,251

    Cost of investments for tax purposes is $959,122,031.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency gain loss, income from swap agreements, income from subsidiary, straddle losses deferred and partnership transactions, on December 31, 2020, undistributed net investment income was increased by $3,232,428, undistributed net realized gain (loss) was decreased by $3,231,930 and shares of beneficial interest was decreased by $498. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Series I	7,198,242	$34,167,624	18,615,624	$91,652,597
Series II	2,731,449	13,393,044	5,575,798	28,193,986

Issued as reinvestment of dividends:
Series I	4,591,807	21,122,311	3,199,572	15,389,942
Series II	7,290,891	34,704,644	7,435,359	36,879,378

Invesco Oppenheimer V.I. Global Strategic Income Fund

	Summary of Share Activity

	Year ended December 31, 2020(a)		Year ended December 31, 2019

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(16,117,197)	$(75,646,927)	(16,669,750)	$(81,650,513)

Series II	(21,278,732)	(102,712,933)	(94,815,980)	(475,861,262)

Net increase (decrease) in share activity	(15,583,540)	$(74,972,237)	(76,659,377)	$(385,395,872)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 13–Subsequent Event

Effective on or about April 30, 2021, the name of the Fund and all references thereto will change from Invesco Oppenheimer V.I. Global Strategic Income Fund to Invesco V.I. Global Strategic Income Fund.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Global Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Oppenheimer V.I. Global Strategic Income Fund and its subsidiary (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related consolidated statement of operations for the year ended December 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the consolidated financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of Invesco Oppenheimer V.I. Global Strategic Income Fund and its subsidiary (formerly known as Oppenheimer Global Strategic Income Fund/VA) as of and for the year ended December 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 17, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,086.50	$4.30	$1,021.01	$4.17	0.82%
Series II	1,000.00	1,084.90	5.61	1.019.76	5.43	1.07

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Corporate Dividends Received Deduction*	1.74%
U.S. Treasury Obligations*	3.35%

                  * The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco Oppenheimer V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco Oppenheimer V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. –1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco Oppenheimer V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco Oppenheimer V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco Oppenheimer V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée	N/A	N/A

		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco Oppenheimer V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Oppenheimer V.I. Global Strategic Income Fund

Annual Report to Shareholders	December 31, 2020

Invesco Oppenheimer V.I. Government Money Fund

The Fund provides a complete list of its holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. The Fund’s Form N-MFP filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-MFP, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	O-VIGMKT-AR-1

Management’s Discussion

Fund Information

This annual report for Invesco Oppenheimer V.I. Government Money Fund (the Fund) covers the year ended December 31, 2020.

    As of December 31, 2020, the Fund’s net assets totaled $365 million. As of the same date, the Fund’s weighted average maturity was 12 days and the Fund’s weighted average life was 117 days.

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

    Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

Market conditions affecting money market funds

After cutting rates three times in the second half of 2019, 2020 began with the federal funds target range at 1.50% to 1.75%.1 As concerns over the COVID-19 pandemic began to increase dramatically during the first quarter of 2020, the US Federal Reserve (the Fed) initially cut rates by 50 basis points, to 1.00% to 1.25% at the beginning of March.1 This was followed by the Fed decisively moving towards a zero interest rate monetary policy in the middle of the month. As of March 15, 2020, the federal funds rate target range was 0.00% to 0.25%, where it was kept for the remainder of 2020.1

    The Fed cited dysfunctional short-term funding markets and the potential for greater longer-term damage to markets and the broader economy as risk markets, particularly equities, racked up losses not seen since the 2008-2009 financial crisis. The Fed engaged in similar measures that it implemented during the 2008-2009 crisis to support markets and the broader economy. The Fed created lending facilities within the commercial paper market, supported prime money market funds directly, and purchased Treasury bonds and Agency Mortgage Backed Securities (MBS) across the maturity spectrum. The Fed also made clear its intention to purchase corporate bonds as part of its massive liquidity injection to help support markets and the economy.

    Following the market volatility in March, net Treasury bill issuance spiked dramatically and total bills outstanding nearly doubled, due to the extreme demand for high quality government assets and a general “flight to quality” in the market. Treasury bills outstanding remained elevated through the end of the year, ending the year at $4.964 trillion.2

    At the close of the year, it is Invesco Global Liquidity’s view that the Federal Open Market Committee (FOMC) monetary policy directive would remain on hold for the year 2021. Federal Reserve Chairman Jerome Powell has indicated the current zero interest rate policy will likely remain in place for the foreseeable future.

    For over 35 years, Invesco Global Liquidity has been a core business for Invesco. We believe in a disciplined investment process, high credit quality solutions, distinguished client engagement and consistent performance.

    We appreciate your continued investment in Invesco Oppenheimer V.I. Government Money Fund.

1 Source: US Federal Reserve

2 Source: Bloomberg LP

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Team managed by Invesco Advisers, Inc.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Portfolio Composition by Maturity*
In days, as of 12/31/2020

1-7	52.7%
8-30	0.0
31-60	3.3
61-90	4.4
91-180	9.9
181+	29.7

*The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

Invesco Oppenheimer V.I. Government Money Fund

Supplemental Information

Invesco Oppenheimer V.I. Government Money Fund’s investment objective is to seek income consistent with stability of principal.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Invesco Oppenheimer V.I. Government Money Fund

Schedule of Investments

December 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Government Sponsored Agency Securities-38.94%
Federal Farm Credit Bank (FFCB)-4.39%
Federal Farm Credit Bank (SOFR + 0.08%)(a)	0.16%	03/10/2022	$3,000	$3,000,000

Federal Farm Credit Bank (SOFR + 0.19%)(a)	0.27%	07/14/2022	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.07%)(a)	0.15%	08/11/2022	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.09%)(a)	0.17%	10/07/2022	5,000	5,000,000

				16,000,000

Federal Home Loan Bank (FHLB)-12.61%
Federal Home Loan Bank	1.38%	02/18/2021	3,000	3,003,498

Federal Home Loan Bank (SOFR + 0.04%)(a)	0.12%	02/25/2021	4,000	4,000,000

Federal Home Loan Bank(b)	0.45%	03/08/2021	10,000	9,991,750

Federal Home Loan Bank	0.38%	03/11/2021	3,000	2,999,458

Federal Home Loan Bank (SOFR + 0.11%)(a)	0.19%	03/25/2021	3,000	3,000,000

Federal Home Loan Bank (3 mo. USD LIBOR - 0.11%)(a)	0.12%	04/09/2021	3,000	3,000,000

Federal Home Loan Bank (3 mo. USD LIBOR - 0.14%)(a)	0.08%	04/19/2021	4,000	4,000,000

Federal Home Loan Bank (SOFR + 0.07%)(a)	0.15%	04/21/2021	7,000	7,000,000

Federal Home Loan Bank (SOFR + 0.16%)(a)	0.24%	05/07/2021	4,000	4,000,350

Federal Home Loan Bank (SOFR + 0.09%)(a)	0.17%	09/10/2021	5,000	5,000,000

				45,995,056

Federal Home Loan Mortgage Corp. (FHLMC)-4.11%
Federal Home Loan Mortgage Corp. (SOFR + 0.18%)(a)	0.26%	12/13/2021	15,000	15,000,000

Federal National Mortgage Association (FNMA)-17.83%
Federal National Mortgage Association (SOFR + 0.21%)(a)	0.29%	07/01/2021	25,000	25,000,000

Federal National Mortgage Association (SOFR + 0.23%)(a)	0.34%	07/06/2021	10,000	10,000,000

Federal National Mortgage Association (SOFR + 0.30%)(a)	0.39%	01/07/2022	20,000	20,000,000

Federal National Mortgage Association (SOFR + 0.22%)(a)	0.30%	03/16/2022	10,000	10,000,000

				65,000,000

Total U.S. Government Sponsored Agency Securities (Cost $141,995,056)				141,995,056

U.S. Treasury Securities-8.23%
U.S. Treasury Bills-6.31%(b)
U.S. Treasury Bills	0.08%	02/02/2021	5,000	4,999,689

U.S. Treasury Bills	0.10%	04/01/2021	4,000	3,999,050

U.S. Treasury Bills	0.09%	04/13/2021	5,000	4,998,725

U.S. Treasury Bills	0.10%	04/29/2021	4,000	3,998,754

U.S. Treasury Bills	0.10%	06/01/2021	5,000	4,998,008

				22,994,226

U.S. Treasury Notes-1.92%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.30%)(a)	0.39%	10/31/2021	4,000	4,001,300

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(a)	0.24%	01/31/2022	2,000	1,999,634

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(a)	0.15%	10/31/2022	1,000	999,907

				7,000,841

Total U.S. Treasury Securities (Cost $29,995,067)				29,995,067

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-47.17% (Cost $171,990,123)				171,990,123

			Repurchase Amount
Repurchase Agreements-53.76%(c)
Credit Agricole Corporate & Investment Bank, agreement dated 12/31/2020, maturing value of $80,000,711 (collateralized by a domestic agency mortgage-backed security valued at $81,600,726; 2.00%; 11/20/2050)	0.08%	01/04/2021	80,000,711	80,000,000

RBC Dominion Securities Inc., agreement dated 12/31/2020, maturing value of $76,000,676 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $77,520,693; 0.00% - 3.50%; 01/15/2021 - 12/20/2050)	0.08%	01/04/2021	76,000,676	76,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Government Money Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
TD Securities (USA) LLC, term agreement dated 12/30/2020, maturing value of $40,000,856 (collateralized by domestic agency mortgage-backed securities valued at $40,800,624; 3.50%; 02/20/2050 - 09/20/2050)(d)	0.11%	01/06/2021	$40,000,856	$40,000,000

Total Repurchase Agreements (Cost $196,000,000)				196,000,000

TOTAL INVESTMENTS IN SECURITIES(e)-100.93% (Cost $367,990,123)				367,990,123

OTHER ASSETS LESS LIABILITIES-(0.93)%				(3,374,865)

NET ASSETS-100.00%				$364,615,258

Investment Abbreviations:

LIBOR -London Interbank Offered Rate

SOFR  -Secured Overnight Financing Rate

USD    -U.S. Dollar

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2020.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	Principal amount equals value at period end. See Note 1I.
(d)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(e)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Government Money Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, excluding repurchase agreements, at value and cost	$171,990,123

Repurchase agreements, at value and cost	196,000,000

Cash	786,057

Receivable for:
Fund shares sold	964,163

Interest	82,765

Fund expenses absorbed	114,872

Total assets	369,937,980

Liabilities:
Payable for:
Investments purchased	4,999,689

Fund shares reacquired	7,546

Dividends	3,273

Accrued fees to affiliates	200,057

Accrued trustees’ and officers’ fees and benefits	1,239

Accrued operating expenses	110,918

Total liabilities	5,322,722

Net assets applicable to shares outstanding	$364,615,258

Net assets consist of:
Shares of beneficial interest	$364,518,324

Distributable earnings	96,934

$364,615,258

Net Assets:
Series I	$364,605,255

Series II	$10,003

Shares outstanding, no par value, unlimited number of shares authorized:
Series I	364,478,668

Series II	10,000

Series I:
Net asset value and offering price per share	$1.00

Series II:
Net asset value and offering price per share	$1.00

Statement of Operations

For the year ended December 31, 2020

Investment income:
Interest	$4,141,581

Expenses:
Advisory fees	5,140,540

Administrative services fees	587,362

Custodian fees	15,705

Distribution fees - Series II	26

Transfer agent fees	7,873

Trustees’ and officers’ fees and benefits	29,343

Reports to shareholders	17,350

Professional services fees	70,714

Other	14,467

Total expenses	5,883,380

Less: Fees waived and expenses reimbursed	(2,887,765)

Net expenses	2,995,615

Net investment income	1,145,966

Net realized gain from unaffiliated investment securities	90,321

Net increase in net assets resulting from operations	$1,236,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Government Money Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$1,145,966	$21,081,559

Net realized gain	90,321	10,320

Net increase in net assets resulting from operations	1,236,287	21,091,879

Distributions to shareholders from distributable earnings:
Series I	(1,145,947)	(21,080,865)

Series II	(19)	(78)

Total distributions from distributable earnings	(1,145,966)	(21,080,943)

Share transactions-net:
Series I	(5,244,425)	(2,685,977,149)

Series II	-	10,000

Net increase (decrease) in net assets resulting from share transactions	(5,244,425)	(2,685,967,149)

Net increase (decrease) in net assets	(5,154,104)	(2,685,956,213)

Net assets:
Beginning of year	369,769,362	3,055,725,575

End of year	$364,615,258	$369,769,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Government Money Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets
Series I
Year ended 12/31/20	$1.00	$0.00	$ 0.00	$0.00	$(0.00)	$1.00	0.22%	$ 364,605	0.24	%(d)	0.48	%(d)	0.09	%(d)
Year ended 12/31/19	1.00	0.02	0.00	0.02	(0.02)	1.00	1.71	369,759	0.50		0.54		1.82
Year ended 12/31/18	1.00	0.01	0.00	0.01	(0.01)	1.00	1.35	3,055,726	0.50		0.56		1.54
Year ended 12/31/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.39	425,604	0.50		0.59		0.39
Year ended 12/31/16	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.01	541,970	0.35		0.55		0.01
Series II
Year ended 12/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.17	10	0.29	(d)	0.73	(d)	0.04	(d)
Period ended 12/31/19(e)	1.00	0.01	0.00	0.01	(0.01)	1.00	0.78	10	0.72	(f)	0.72	(f)	1.61	(f)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,236,603 and $10 for Series I and Series II shares, respectively.
(e)	Commencement date after the close of business on May 24, 2019.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Government Money Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer V.I. Government Money Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek income consistent with stability of principal.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Invesco Oppenheimer V.I. Government Money Fund

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2020, the effective advisory fees incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 0.50% and Series II shares to 0.75% of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through June 30, 2021, the Adviser agreed to limit expenses of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended December 31, 2020, Invesco voluntarily waived advisory fees of $2,887,745 and reimbursed class level expenses of $20 for Series II shares in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $551,894 for accounting and fund administrative services and was reimbursed $35,468 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Invesco Oppenheimer V.I. Government Money Fund

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2020 and 2019:

	2020	2019
Ordinary income*	$1,135,576	$21,080,943

Long-term capital gain	10,390	-
Total distributions	$1,145,966	$21,080,943

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$188,180

Temporary book/tax differences	(91,246)

Shares of beneficial interest	364,518,324

Total net assets	$364,615,258

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on December 31, 2020, undistributed net investment income was increased by $100,215 and undistributed net realized gain was decreased by $100,215. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 8–Share Information

		Summary of Share Activity

		Years ended December 31,

	2020(a)			2019

	Shares	Amount	Shares	Amount

Sold:
Series I	2,362,230,625	$2,362,230,625	2,074,144,735	$2,074,144,735

Series II(b)	-	-	10,000	10,000

Issued as reinvestment of dividends:
Series I	1,144,201	1,144,201	23,445,418	23,445,418

Series II	-	-	-	-

Invesco Oppenheimer V.I. Government Money Fund

		Summary of Share Activity

		Years ended December 31,

	2020(a)			2019

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(2,368,619,251)	$(2,368,619,251)	(4,783,567,302)	$(4,783,567,302)

Series II	-	-	-	-

Net increase (decrease) in share activity	(5,244,425)	$(5,244,425)	(2,685,967,149)	$(2,685,967,149)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 89% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with the entity whereby the entity sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to the entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by the entity are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 9–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 10–Subsequent Event

Effective on or about April 30, 2021, the name of the Fund and all references thereto will change from Invesco Oppenheimer V.I. Government Money Fund to Invesco V.I. U.S. Government Money Portfolio.

Invesco Oppenheimer V.I. Government Money Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Government Money Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Government Money Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended December 31, 2020 and the year ended December 31, 2019 for Series I.
For the year ended December 31, 2020 and the period May 24, 2019 (commencement of operations) through December 31, 2019 for Series II.

The financial statements of Invesco Oppenheimer V.I. Government Money Fund (formerly known as Oppenheimer Government Money Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Oppenheimer V.I. Government Money Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,000.10	$1.06	$1,024.08	$1.07	0.21%
Series II	1,000.00	1,000.10	1.11	1,024.03	1.12	0.22

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Oppenheimer V.I. Government Money Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$10,390
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	91.63%
U.S. Treasury Obligations*	39.60%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Oppenheimer V.I. Government Money Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco Oppenheimer V.I. Government Money Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco Oppenheimer V.I. Government Money Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco Oppenheimer V.I. Government Money Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco Oppenheimer V.I. Government Money Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco Oppenheimer V.I. Government Money Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco Oppenheimer V.I. Government Money Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

Invesco Oppenheimer V.I. Government Money Fund

Annual Report to Shareholders	December 31, 2020
Invesco Oppenheimer V.I. International Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIIGR-AR-1

Management’s Discussion of Fund Performance

Performance summary For the year ended December 31, 2020, Series I shares of Invesco Oppenheimer V.I. International Growth Fund (the Fund) outperformed the MSCI All Country World ex-USA Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	21.50%
Series II Shares	21.04
MSCI All Country World ex-USA Index▼	10.65

Source(s): ▼RIMES Technologies Corp.

Market conditions and your fund

Global equity markets started the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the year, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities, which posted robust gains amplified by US dollar weakness, outperformed developed market equities for the year.

    We identify structural growth trends in the global economy, investing in companies that can monetize them sustainably for many years – often decades. We buy these companies when they are trading at attractive valuations and hold them in the portfolio for a long period of time to benefit from the compounding of the returns they produce. This is a discipline that we have been following for over two decades.

    The Fund delivered strong absolute and relative returns for the year ending December 31, 2020. The Fund’s quality-oriented portfolio provided downside protection during the dramatic COVID-19-related sell-off in the first quarter of 2020 relative to the MSCI All Country World ex-USA Index and participated very well in the market rallies that started in March and continued through the end of the year.

    The Fund performed most strongly in the information technology sector as a result of our usual overweight to the sector and in the financials and energy sectors as a result of our usual underweight exposures. The only two sectors in which the Fund underperformed on a relative basis during the year were in the materials and communication services sectors due to stock selection.

    The three largest contributors to absolute performance during the year were ASML Holding, Taiwan Semiconductor Manufacturing and Hermès International.

    ASML Holding, a Dutch company, makes the equipment needed for producing semiconductors. ASML is the only supplier of the extreme ultraviolet lithography equipment that is required to produce the next generation of semiconductor chips. In our opinion, the stock has reacted favorably to a growing appreciation of the company’s growth potential.

    Taiwan Semiconductor Manufacturing, more commonly known as TSMC, has become the dominant player in the semiconductor foundry industry. The need for semiconductors continues to proliferate as the “internet of things” becomes a reality and we digitize more of our business and personal activities. The complexity and capital intensity of high-

end semiconductor production has highly concentrated the industry. It is now, in effect, an oligopoly. TSMC has the lion’s share and therefore captures a greater share of the profit pool in the industry.

    Hermès International is a leading luxury goods producer and perhaps the strictest brand curator in the industry. Hermès never has a sale, increases production very slowly, and raises prices inexorably. Hermès has begun to reopen stores in Asia after their COVID-19 closure and has experienced strong demand in them. The share price reacted favorably to this news.

    The three largest detractors from absolute performance for the year were Hitachi, ICICI Bank and Airbus.

    Hitachi is a Japanese company that has some industrial component and services businesses that are very interesting to us and other legacy businesses that we think are completely awful. Like most companies, Hitachi’s share price declined during the COVID-19 market sell-off. As part of the sea changes we are seeing in the behavior of Japanese company management teams, Hitachi is selling its “bad” businesses and restructuring itself into an attractive company.

    ICICI Bank, a market leader in India, experienced that same share price decline that nearly all of the world’s banks experienced during the first quarter of 2020. We began buying ICICI Bank in 2011. Since then we have benefited from India’s dramatic increase in the financial inclusion of its 1.3 billion people - enabled by their Aadhar identification program and mobile smart devices - and from the improved management of the bank itself by an able team. ICICI Bank has accomplished most of the tasks it set itself several years ago: it has run off its bad loan book, improved its credit processes and spun off its joint venture insurance arm. We think there are other investment opportunities for us, and we exited our position during the second quarter.

    Airbus dominates the widebody, long haul jet market along with its US competitor, Boeing. During the COVID-19 market sell-off, anything and everything to do with travel sold off sharply. We have owned Airbus for many years and continue to view it as a profitable way to benefit from the very long-term trend of rising air travel. We believe aviation will recover and so will Airbus. It’s a vital cog in our global transportation system.

    Thank you for your continued investment in Invesco Oppenheimer V.I. International Growth Fund.

Portfolio manager(s):

Robert B. Dunphy

George R. Evans (Lead)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors

Invesco Oppenheimer V.I. International Growth Fund

such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco Oppenheimer V.I. International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (5/13/92)	7.61%
10 Years	7.87
5 Years	9.25
1 Year	21.50

Series II Shares
Inception (3/19/01)	6.69%
10 Years	7.57
5 Years	8.92
1 Year	21.04

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer International Growth Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. International Growth Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco Oppenheimer V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco Oppenheimer V.I. International Growth Fund

Supplemental Information

Invesco Oppenheimer V.I. International Growth Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI All Country World ex-USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Oppenheimer V.I. International Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	25.74%
Consumer Discretionary	20.57
Industrials	16.40
Health Care	15.22
Consumer Staples	8.66
Communication Services	5.80
Materials	2.88
Other Sectors, Each Less than 2% of Net Assets	2.68
Money Market Funds Plus Other Assets Less Liabilities	2.05

Top 10 Equity Holdings*

		% of total net assets
1.	ASML Holding N.V.	2.92%
2.	Taiwan Semiconductor Manufacturing Co. Ltd.	2.67
3.	Hermes International	2.59
4.	LVMH Moet Hennessy Louis Vuitton SE	2.16
5.	Keyence Corp.	1.97
6.	Atlas Copco AB, Class A	1.95
7.	Hoya Corp.	1.94
8.	Tencent Holdings Ltd.	1.93
9.	Flutter Entertainment PLC	1.90
10.	Alimentation Couche-Tard, Inc., Class B	1.88

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco Oppenheimer V.I. International Growth Fund

Schedule of Investments

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–97.94%
Australia–1.25%
CSL Ltd.	28,738	$6,279,470

Belgium–0.41%
Galapagos N.V.(a)	14,205	1,397,745

Galapagos N.V., ADR(a)	6,567	645,657

		2,043,402

Canada–4.82%
Alimentation Couche-Tard, Inc., Class B	276,662	9,428,547

CAE, Inc.	232,458	6,441,035

Dollarama, Inc.	111,798	4,556,588

Shopify, Inc., Class A(a)	3,314	3,742,068

		24,168,238

China–3.51%
Alibaba Group Holding Ltd., ADR(a)	34,047	7,923,758

Tencent Holdings Ltd.	132,800	9,703,328

		17,627,086

Denmark–2.42%
Ascendis Pharma A/S, ADR(a)	19,100	3,185,498

Novo Nordisk A/S, Class B	128,259	8,971,138

		12,156,636

France–15.60%
Adevinta ASA, Class B(a)	155,056	2,603,368

Airbus SE(a)	61,111	6,713,008

Dassault Systemes SE	26,407	5,364,402

Edenred	86,778	4,923,723

EssilorLuxottica S.A.	24,195	3,773,358

Hermes International	12,088	12,998,896

Kering S.A.	6,330	4,601,895

L’Oreal S.A.	12,341	4,689,043

LVMH Moet Hennessy Louis Vuitton SE	17,333	10,830,191

Sartorius Stedim Biotech	13,944	4,969,926

SEB S.A.	22,796	4,180,002

Ubisoft Entertainment S.A.(a)	55,295	5,328,075

Worldline S.A.(a)(b)	75,714	7,323,232

		78,299,119

Germany–6.94%
CTS Eventim AG & Co. KGaA	92,800	6,168,058

Fresenius Medical Care AG & Co. KGaA	64,441	5,374,955

Infineon Technologies AG	219,368	8,418,612

SAP SE	51,059	6,709,588

Siemens AG	16,309	2,334,251

Siemens Healthineers AG(b)	113,927	5,832,670

		34,838,134

Hong Kong–0.60%
WH Group Ltd.	3,621,500	3,036,655

India–1.19%
Dr Lal PathLabs Ltd.(b)	48,237	1,522,958

Reliance Industries Ltd.	163,878	4,464,192

		5,987,150

	Shares	Value
Ireland–1.90%
Flutter Entertainment PLC	46,095	$9,543,497

Italy–1.12%
Davide Campari-Milano N.V.	490,180	5,606,844

Japan–10.31%
Daikin Industries Ltd.	34,500	7,683,729

Hitachi Ltd.	58,300	2,300,484

Hoya Corp.	70,593	9,758,003

Keyence Corp.	17,524	9,862,197

Kobe Bussan Co. Ltd.	59,000	1,821,120

Nidec Corp.	63,700	8,025,877

Nihon M&A Center, Inc.	114,700	7,675,740

Nitori Holdings Co. Ltd.	22,000	4,612,227

		51,739,377

Netherlands–6.00%
Aalberts N.V.	150,415	6,666,673

Adyen N.V.(a)(b)	2,944	6,850,418

ASML Holding N.V.	30,293	14,639,455

Boskalis Westminster	30,582	842,715

Shop Apotheke Europe N.V.(a)(b)	6,046	1,094,874

		30,094,135

New Zealand–1.84%
Xero Ltd.(a)	81,010	9,222,767

Spain–1.51%
Amadeus IT Group S.A.(a)	86,248	6,244,161

Prosegur Cash S.A.(b)	1,348,827	1,319,277

		7,563,438

Sweden–5.16%
Atlas Copco AB, Class A	191,157	9,775,912

Epiroc AB, Class A	370,667	6,737,861

Swedish Match AB	120,895	9,391,334

		25,905,107

Switzerland–9.04%
Barry Callebaut AG	2,046	4,859,957

Lonza Group AG	8,607	5,527,978

Novartis AG	32,959	3,113,004

Roche Holding AG	20,360	7,103,764

Sika AG	23,536	6,425,378

STMicroelectronics N.V.	249,495	9,243,838

Temenos AG	32,189	4,491,496

VAT Group AG(b)	18,481	4,606,234

		45,371,649

Taiwan–2.67%
Taiwan Semiconductor Manufacturing Co. Ltd.	713,000	13,391,196

United Kingdom–13.69%
Blue Prism Group PLC(a)	101,522	2,389,080

boohoo Group PLC(a)	1,137,598	5,364,337

Britvic PLC	417,968	4,643,500

Compass Group PLC	331,157	6,179,527

Entain PLC	372,012	5,774,588

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

	Shares	Value
United Kingdom–(continued)
Legal & General Group PLC	1,140,021	$4,190,328

London Stock Exchange Group PLC	38,843	4,787,979

Melrose Industries PLC	3,410,542	8,317,717

Next PLC	91,539	8,876,714

Ocado Group PLC(a)	233,654	7,321,418

Rightmove PLC	594,538	5,294,461

Trainline PLC(a)(b)	879,354	5,587,296

		68,726,945

United States–7.96%
Atlassian Corp. PLC, Class A(a)	23,815	5,569,614

EPAM Systems, Inc.(a)	23,730	8,503,646

Ferguson PLC	42,466	5,164,332

James Hardie Industries PLC, CDI(a)	270,720	8,008,130

Medtronic PLC	34,164	4,001,971

ResMed, Inc.	40,824	8,677,550

		39,925,243

Total Common Stocks & Other Equity Interests (Cost $251,411,546)		491,526,088

	Shares	Value
Preferred Stocks–0.01%
India–0.01%
Zee Entertainment Enterprises Ltd., 6.00%, Pfd. (Cost $0)	599,541	$32,656

Money Market Funds–1.79%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	3,150,830	3,150,830

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	2,249,384	2,250,059

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	3,600,948	3,600,948

Total Money Market Funds (Cost $9,001,980)		9,001,837

TOTAL INVESTMENTS IN SECURITIES–99.74% (Cost $260,413,526)		500,560,581

OTHER ASSETS LESS LIABILITIES–0.26%		1,323,142

NET ASSETS–100.00%		$501,883,723

Investment Abbreviations:

ADR	– American Depositary Receipt
CDI	– CREST Depository Interest
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $34,136,959, which represented 6.80% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$6,357,038	$112,466,463	$(115,672,671)	$ -	$ -	$3,150,830	$41,954

Invesco Liquid Assets Portfolio, Institutional Class	-	11,521,271	(9,270,679)	(143)	(390)	2,250,059	827

Invesco Treasury Portfolio, Institutional Class	-	18,434,034	(14,833,086)	-	-	3,600,948	272
Total	$6,357,038	$142,421,768	$(139,776,436)	$(143)	$(390)	$9,001,837	$43,053

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $251,411,546)	$491,558,744
Investments in affiliated money market funds, at value (Cost $9,001,980)	9,001,837
Cash	160,606
Foreign currencies, at value (Cost $207,089)	211,132
Receivable for:
Fund shares sold	125,898
Dividends	1,979,713
Investment for trustee deferred compensation and retirement plans	53,679
Total assets	503,091,609

Liabilities:
Payable for:
Fund shares reacquired	797,216
Accrued fees to affiliates	258,528
Accrued other operating expenses	98,463
Trustee deferred compensation and retirement plans	53,679
Total liabilities	1,207,886
Net assets applicable to shares outstanding	$501,883,723

Net assets consist of:
Shares of beneficial interest	$218,145,635
Distributable earnings	283,738,088
$501,883,723

Net Assets:
Series I	$230,463,105
Series II	$271,420,618

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	79,257,520
Series II	89,183,181
Series I:
Net asset value per share	$ 2.91
Series II:
Net asset value per share	$ 3.04

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $567,515)	$4,353,252

Dividends from affiliated money market funds	43,053

Total investment income	4,396,305

Expenses:
Advisory fees	4,167,445

Administrative services fees	727,081

Custodian fees	39,333

Distribution fees - Series II	589,814

Transfer agent fees	48,232

Trustees’ and officers’ fees and benefits	22,760

Reports to shareholders	29,520

Professional services fees	60,686

Other	13,083

Total expenses	5,697,954

Less: Fees waived	(696,702)

Net expenses	5,001,252

Net investment income (loss)	(604,947)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $101,550)	47,536,836

Affiliated investment securities	(390)

Foreign currencies	55,260

Forward foreign currency contracts	(1,742)

47,589,964

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $212,752)	42,319,477

Affiliated investment securities	(143)

Foreign currencies	146,050

42,465,384

Net realized and unrealized gain	90,055,348

Net increase in net assets resulting from operations	$89,450,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(604,947)	$3,686,941

Net realized gain	47,589,964	7,399,457

Change in net unrealized appreciation	42,465,384	108,124,591

Net increase in net assets resulting from operations	89,450,401	119,210,989

Distributions to shareholders from distributable earnings:
Series I	(4,813,313)	(13,472,374)

Series II	(4,638,613)	(12,709,522)

Total distributions from distributable earnings	(9,451,926)	(26,181,896)

Share transactions–net:
Series I	(28,064,430)	(95,274,031)

Series II	(24,747,573)	10,086,290

Net increase (decrease) in net assets resulting from share transactions	(52,812,003)	(85,187,741)

Net increase in net assets	27,186,472	7,841,352

Net assets:
Beginning of year	474,697,251	466,855,899

End of year	$501,883,723	$474,697,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Series I
Year ended 12/31/20	$2.45	$(0.00)	$0.52	$0.52	$(0.02)	$(0.04)	$(0.06)	$2.91	21.50%	$230,463	1.00	%(e)	1.15	%(e)	(0.01	)%(e)	37%
Year ended 12/31/19	2.03	0.02	0.54	0.56	(0.02)	(0.12)	(0.14)	2.45	28.60	221,944	1.00		1.13		0.91		51
Year ended 12/31/18	2.59	0.02	(0.51)	(0.49)	(0.02)	(0.05)	(0.07)	2.03	(19.42)	267,220	1.00		1.10		0.83		25
Year ended 12/31/17	2.08	0.02	0.52	0.54	(0.03)	—	(0.03)	2.59	26.29	360,417	1.00		1.08		0.87		27
Year ended 12/31/16	2.20	0.03	(0.08)	(0.05)	(0.02)	(0.05)	(0.07)	2.08	(2.12)	301,559	1.00		1.09		1.24		15
Series II
Year ended 12/31/20	2.56	(0.01)	0.55	0.54	(0.02)	(0.04)	(0.06)	3.04	21.04	271,421	1.25	(e)	1.40	(e)	(0.26	)(e)	37
Year ended 12/31/19	2.12	0.02	0.56	0.58	(0.02)	(0.12)	(0.14)	2.56	27.95	252,753	1.25		1.38		0.67		51
Year ended 12/31/18	2.70	0.01	(0.52)	(0.51)	(0.02)	(0.05)	(0.07)	2.12	(19.55)	199,636	1.25		1.35		0.58		25
Year ended 12/31/17	2.16	0.01	0.56	0.57	(0.03)	—	(0.03)	2.70	26.44	239,042	1.25		1.33		0.60		27
Year ended 12/31/16	2.29	0.02	(0.08)	(0.06)	(0.02)	(0.05)	(0.07)	2.16	(2.72)	175,633	1.25		1.34		0.99		15

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended October 31, 2019, 2018, 2017, and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $206,410 and $235,925 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco Oppenheimer V.I. International Growth Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco Oppenheimer V.I. International Growth Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $250 million	1.000%

Next $250 million	0.900%

Next $500 million	0.850%

Over $1 billion	0.820%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.94%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement excluding certain items discussed below) of Series I shares to 1.00% and Series II shares to 1.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $696,702.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $63,577 for accounting and fund administrative services and was reimbursed $663,504 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Oppenheimer V.I. International Growth Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$6,279,470	$–	$6,279,470

Belgium	645,657	1,397,745	–	2,043,402

Canada	24,168,238	–	–	24,168,238

China	7,923,758	9,703,328	–	17,627,086

Denmark	3,185,498	8,971,138	–	12,156,636

France	–	78,299,119	–	78,299,119

Germany	–	34,838,134	–	34,838,134

Hong Kong	–	3,036,655	–	3,036,655

India	32,656	5,987,150	–	6,019,806

Ireland	–	9,543,497	–	9,543,497

Italy	–	5,606,844	–	5,606,844

Japan	–	51,739,377	–	51,739,377

Netherlands	–	30,094,135	–	30,094,135

New Zealand	–	9,222,767	–	9,222,767

Spain	–	7,563,438	–	7,563,438

Sweden	–	25,905,107	–	25,905,107

Switzerland	–	45,371,649	–	45,371,649

Taiwan	–	13,391,196	–	13,391,196

United Kingdom	–	68,726,945	–	68,726,945

United States	26,752,781	13,172,462	–	39,925,243

Money Market Funds	9,001,837	–	–	9,001,837

Total Investments	$71,710,425	$428,850,156	$–	$500,560,581

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(1,742)

    The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$112,313

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Invesco Oppenheimer V.I. International Growth Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$3,427,490	$3,888,153

Long-term capital gain	6,024,436	22,293,743

Total distributions	$9,451,926	$26,181,896

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed long-term capital gain	$45,164,337

Net unrealized appreciation – investments	238,497,503

Net unrealized appreciation - foreign currencies	126,973

Temporary book/tax differences	(50,725)

Shares of beneficial interest	218,145,635

Total net assets	$501,883,723

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $159,190,666 and $224,965,674, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$241,390,920

Aggregate unrealized (depreciation) of investments	(2,893,417)

Net unrealized appreciation of investments	$238,497,503

Cost of investments for tax purposes is $262,063,078.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, passive foreign investment companies and foreign capital gains taxes, on December 31, 2020, undistributed net investment income (loss) was increased by $929,387, undistributed net realized gain was decreased by $284,783 and shares of beneficial interest was decreased by $644,604. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Series I	12,200,099	$28,925,077	8,881,295	$19,659,846

Series II	9,099,234	22,431,074	13,275,646	30,754,894

Issued as reinvestment of dividends:
Series I	1,865,625	4,813,313	6,179,988	13,472,374

Series II	1,718,005	4,638,613	5,574,352	12,709,522

Invesco Oppenheimer V.I. International Growth Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(25,538,177)	$(61,802,820)	(55,770,549)	$(128,406,251)

Series II	(20,462,841)	(51,817,260)	(14,188,919)	(33,378,126)

Net increase (decrease) in share activity	(21,118,055)	$(52,812,003)	(36,048,187)	$(85,187,741)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Invesco Oppenheimer V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. International Growth Fund (formerly known as Oppenheimer International Growth Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Oppenheimer V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,266.70	$5.70	$1,020.11	$5.08	1.00%
Series II	1,000.00	1,259.60	7.10	1,018.85	6.34	1.25

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Oppenheimer V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$6,024,436
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	1.02%
U.S. Treasury Obligations*	0.00%

                      *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco Oppenheimer V.I. International Growth Fund

Annual Report to Shareholders	December 31, 2020
Invesco Oppenheimer V.I. Main Street Fund®

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	O-VIMST-AR-1

Management’s Discussion of Fund Performance

Performance summary For the year ended December 31, 2020, Series I shares of Invesco Oppenheimer V.I. Main Street Fund® (the Fund) underperformed the S&P 500 Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	13.94%
Series II Shares	13.69
S&P 500 Index▼	18.40

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3

    During the year, stock selection in the real estate sector and a modest underweight to the utilities sector were the largest contributors to the Fund’s performance versus the S&P 500 Index. This was offset by weaker stock selection in the information technology (IT), health care and energy sectors.

    The largest individual contributors to the Fund’s performance relative to the S&P 500 Index during the year included Microsoft, Amazon and QUALCOMM. Microsoft and Amazon benefited from strong execution and various tailwinds that were accelerated due to the pandemic including the increased need and importance of technology to work from home. Microsoft saw continued momentum for the company’s commercial cloud offerings and continued to report strong revenue growth and operating margin expansion. Amazon continued to benefit from retail disruption in their e-commerce business, which drove market share gains in addition to the acceleration of digital transformation that benefited its AWS cloud services.

    Qualcomm reported solid business fundamentals and benefited from 5G spending. Additionally, the company resolved its licensing dispute with Huawei and the FTC anticompetition ruling against Qualcomm was overturned on appeal.

    The largest individual detractors from the Fund’s performance relative to the S&P 500 Index during the year included Suncor, Capital One Financial and Magellan Midstream. Suncor, an integrated energy company, and Magellan, which is primarily a refined products pipeline company, significantly underperformed along with the rest of the energy sector. The energy sector experienced significant negative returns despite the S&P 500 Index producing positive total returns during the year. We have exited our holding in Suncor.

    Capital One Financial underperformed after the unemployment picture quickly deteriorated in March 2020 due to COVID-19-related concerns about consumers’ ability to make payments on their credit cards and other loans. Capital One Financial was generally considered the most exposed to the health of the consumer out of the larger US banks.

    We continue to maintain our discipline around valuation and focus on companies which we believe have competitive advantages and skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term performance.

    We appreciate your continued investment in Invesco Oppenheimer V.I. Main Street Fund®.

1  Source: US Federal Reserve

2  Source: US Bureau of Economic Analysis

3  Source: Lipper Inc.

Invesco Oppenheimer V.I. Main Street Fund®

Portfolio manager(s):

Manind (“Mani”) Govil (Lead)

Paul Larson

Benjamin Ram

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco Oppenheimer V.I. Main Street Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (7/5/95)	9.28%
10 Years	12.29
5 Years	12.59
1 Year	13.94

Series II Shares
Inception (7/13/00)	5.80%
10 Years	12.01
5 Years	12.31
1 Year	13.69

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Main Street Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Main Street Fund®. Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco Oppenheimer V.I. Main Street Fund®, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco Oppenheimer V.I. Main Street Fund®

Supplemental Information

Invesco Oppenheimer V.I. Main Street Fund’s® investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Oppenheimer V.I. Main Street Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	26.57%
Health Care	15.42
Consumer Discretionary	14.27
Financials	11.94
Industrials	9.45
Communication Services	8.61
Consumer Staples	6.43
Real Estate	2.45
Energy	2.23
Other Sectors, Each Less than 2% of Net Assets	2.49
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top 10 Equity Holdings*

		% of total net assets
1.	Microsoft Corp.	7.93%
2.	Amazon.com, Inc.	6.30
3.	QUALCOMM, Inc.	3.80
4.	UnitedHealth Group, Inc.	3.43
5.	Facebook, Inc., Class A	3.41
6.	JPMorgan Chase & Co.	3.29
7.	Applied Materials, Inc.	2.83
8.	Procter & Gamble Co. (The)	2.54
9.	Prologis, Inc.	2.45
10.	HCA Healthcare, Inc.	2.36

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco Oppenheimer V.I. Main Street Fund®

Schedule of Investments(a)

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–99.86%
Aerospace & Defense–1.57%
Lockheed Martin Corp.	48,780	$17,315,924

Air Freight & Logistics–1.85%
C.H. Robinson Worldwide, Inc.	49,052	4,604,511

United Parcel Service, Inc., Class B	93,989	15,827,748

		20,432,259

Application Software–1.33%
Adobe, Inc.(b)	12,299	6,150,976

Workday, Inc., Class A(b)	35,626	8,536,346

		14,687,322

Automobile Manufacturers–0.76%
General Motors Co.	202,380	8,427,103

Automotive Retail–1.36%
CarMax, Inc.(b)	74,693	7,055,501

O’Reilly Automotive, Inc.(b)	17,544	7,939,888

		14,995,389

Biotechnology–0.36%
Neurocrine Biosciences, Inc.(b)	41,550	3,982,567

Cable & Satellite–1.00%
Comcast Corp., Class A	210,957	11,054,147

Commodity Chemicals–0.53%
Valvoline, Inc.	254,247	5,883,276

Communications Equipment–1.28%
Motorola Solutions, Inc.	83,217	14,151,883

Construction Machinery & Heavy Trucks–0.84%
Caterpillar, Inc.	51,072	9,296,125

Construction Materials–0.81%
Vulcan Materials Co.	60,233	8,933,156

Consumer Finance–1.87%
Capital One Financial Corp.	208,660	20,626,041

Data Processing & Outsourced Services–3.26%
Fiserv, Inc.(b)	145,860	16,607,619

Mastercard, Inc., Class A	54,287	19,377,202

		35,984,821

Distillers & Vintners–1.22%
Constellation Brands, Inc., Class A	61,191	13,403,889

Diversified Banks–3.29%
JPMorgan Chase & Co.	285,455	36,272,767

Electric Utilities–1.15%
Duke Energy Corp.	64,709	5,924,756

FirstEnergy Corp.	219,586	6,721,527

		12,646,283

Electrical Components & Equipment–0.86%
Hubbell, Inc.	17,399	2,727,989

	Shares	Value

Electrical Components & Equipment–(continued)
Rockwell Automation, Inc.	26,755	$6,710,422

		9,438,411

Environmental & Facilities Services–0.91%
Waste Connections, Inc.	97,419	9,992,267

Financial Exchanges & Data–2.02%
Intercontinental Exchange, Inc.	193,151	22,268,379

Food Distributors–1.02%
Sysco Corp.	151,430	11,245,192

General Merchandise Stores–1.27%
Target Corp.	79,500	14,034,135

Health Care Facilities–2.36%
HCA Healthcare, Inc.	158,086	25,998,824

Health Care Services–1.26%
CVS Health Corp.	203,085	13,870,705

Health Care Supplies–0.51%
Alcon, Inc. (Switzerland)(b)	84,888	5,600,910

Home Improvement Retail–1.95%
Home Depot, Inc. (The)	80,780	21,456,784

Homebuilding–0.77%
D.R. Horton, Inc.	123,084	8,482,949

Hotels, Resorts & Cruise Lines–0.25%
Airbnb, Inc., Class A(b)	18,845	2,766,446

Household Products–2.96%
Procter & Gamble Co. (The)	200,922	27,956,287

Reckitt Benckiser Group PLC (United Kingdom)	52,069	4,656,827

		32,613,114

Industrial Conglomerates–1.17%
Honeywell International, Inc.	60,850	12,942,795

Industrial Machinery–0.61%
Otis Worldwide Corp.	99,488	6,720,414

Industrial REITs–2.45%
Prologis, Inc.	271,403	27,048,023

Integrated Telecommunication Services–2.11%
Verizon Communications, Inc.	395,989	23,264,354

Interactive Home Entertainment–0.86%
Zynga, Inc., Class A(b)	958,770	9,463,060

Interactive Media & Services–4.10%
Facebook, Inc., Class A(b)	137,653	37,601,294

Snap, Inc., Class A(b)	152,731	7,647,241

		45,248,535

Internet & Direct Marketing Retail–7.91%
Amazon.com, Inc.(b)	21,312	69,411,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Main Street Fund®

	Shares	Value

Internet & Direct Marketing Retail–(continued)
Booking Holdings, Inc.(b)	7,985	$17,784,751

		87,196,443

Internet Services & Infrastructure–0.16%
Snowflake, Inc., Class A(b)	6,194	1,742,992

IT Consulting & Other Services–2.27%
Accenture PLC, Class A	67,812	17,713,172

Amdocs Ltd.	102,932	7,300,967

		25,014,139

Life Sciences Tools & Services–2.25%
Avantor, Inc.(b)	192,821	5,427,911

Thermo Fisher Scientific, Inc.	41,592	19,372,722

		24,800,633

Managed Health Care–3.43%
UnitedHealth Group, Inc.	107,814	37,808,214

Movies & Entertainment–0.53%
Live Nation Entertainment, Inc.(b)	38,494	2,828,539

Warner Music Group Corp., Class A	80,834	3,070,884

		5,899,423

Oil & Gas Exploration & Production–0.44%
Cabot Oil & Gas Corp.	297,052	4,836,007

Oil & Gas Refining & Marketing–0.62%
Valero Energy Corp.	121,168	6,854,474

Oil & Gas Storage & Transportation–1.17%
Magellan Midstream Partners L.P.	303,918	12,898,280

Other Diversified Financial Services–1.91%
Equitable Holdings, Inc.	822,050	21,036,259

Packaged Foods & Meats–1.23%
a2 Milk Co. Ltd. (The) (New Zealand)(b)	161,326	1,425,142

Mondelez International, Inc., Class A	208,243	12,175,968

		13,601,110

Pharmaceuticals–5.26%
AstraZeneca PLC, ADR (United Kingdom)	428,172	21,404,318

	Shares	Value

Pharmaceuticals–(continued)
Eli Lilly and Co.	93,225	$15,740,109

Merck & Co., Inc.	254,622	20,828,080

		57,972,507

Property & Casualty Insurance–1.81%
Progressive Corp. (The)	201,297	19,904,247

Railroads–1.64%
Union Pacific Corp.	86,598	18,031,436

Semiconductor Equipment–2.83%
Applied Materials, Inc.	361,224	31,173,631

Semiconductors–5.63%
QUALCOMM, Inc.	275,490	41,968,146

Texas Instruments, Inc.	122,759	20,148,435

		62,116,581

Systems Software–7.93%
Microsoft Corp.	393,126	87,439,085

Technology Hardware, Storage & Peripherals–1.87%
Apple, Inc.	155,789	20,671,642

Thrifts & Mortgage Finance–1.05%
Rocket Cos., Inc., Class A(b)	571,126	11,548,168

Total Common Stocks & Other Equity Interests (Cost $730,969,333)		1,101,093,520

Money Market Funds–0.31%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	1,204,226	1,204,226

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(c)(d)	859,893	860,151

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	1,376,258	1,376,258

Total Money Market Funds (Cost $3,440,635)		3,440,635

TOTAL INVESTMENTS IN SECURITIES–100.17% (Cost $734,409,968)		1,104,534,155

OTHER ASSETS LESS LIABILITIES–(0.17)%		(1,921,253)

NET ASSETS–100.00%		$1,102,612,902

Investment Abbreviations:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Main Street Fund®

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$14,860,862	$145,017,177	$(158,673,813)	$-	$-	$1,204,226	$43,264
Invesco Liquid Assets Portfolio, Institutional Class	-	35,012,389	(34,150,659)	-	(1,579)	860,151	2,426
Invesco Treasury Portfolio, Institutional Class	-	56,019,778	(54,643,520)	-	-	1,376,258	1,000
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	8,150,710	(8,150,710)	-	-	-	168	*
Invesco Private Prime Fund	-	11,380,282	(11,380,282)	-	-	-	851	*
Total	$14,860,862	$255,580,336	$(266,998,984)	$-	$(1,579)	$3,440,635	$47,709

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Main Street Fund®

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $730,969,333)	$1,101,093,520

Investments in affiliated money market funds, at value (Cost $3,440,635)	3,440,635

Cash	147,094

Foreign currencies, at value (Cost $152)	154

Receivable for:
Investments sold	8,790,447

Fund shares sold	99,666

Dividends	399,343

Investment for trustee deferred compensation and retirement plans	174,253

Total assets	1,114,145,112

Liabilities:
Payable for:
Investments purchased	10,108,450

Fund shares reacquired	409,230

Accrued fees to affiliates	610,435

Accrued trustees’ and officers’ fees and benefits	488

Accrued other operating expenses	229,354

Trustee deferred compensation and retirement plans	174,253

Total liabilities	11,532,210

Net assets applicable to shares outstanding	$1,102,612,902

Net assets consist of:
Shares of beneficial interest	$659,125,965

Distributable earnings	443,486,937

$1,102,612,902

Net Assets:
Series I	$505,876,690

Series II	$596,736,212

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	16,911,690

Series II	20,231,844

Series I:
Net asset value per share	$29.91

Series II:
Net asset value per share	$29.49

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $89,636)	$17,476,638

Dividends from affiliates (includes securities lending income of $10,971)	57,661

Total investment income	17,534,299

Expenses:
Advisory fees	7,306,164

Administrative services fees	1,743,983

Custodian fees	4,892

Distribution fees - Series II	1,540,836

Transfer agent fees	43,139

Trustees’ and officers’ fees and benefits	30,918

Reports to shareholders	97,128

Professional services fees	40,303

Other	21,828

Total expenses	10,829,191

Less: Fees waived	(437,853)

Net expenses	10,391,338

Net investment income	7,142,961

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $6,127,718)	72,285,406

Affiliated investment securities	(1,579)

Foreign currencies	(65,972)

72,217,855

Change in net unrealized appreciation of:
Unaffiliated investment securities	46,841,777

Foreign currencies	1,802

46,843,579

Net realized and unrealized gain	119,061,434

Net increase in net assets resulting from operations	$126,204,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Main Street Fund®

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:

Net investment income	$7,142,961	$12,198,812

Net realized gain	72,217,855	98,443,317

Change in net unrealized appreciation	46,843,579	230,858,088

Net increase in net assets resulting from operations	126,204,395	341,500,217

Distributions to shareholders from distributable earnings:

Series I	(52,173,015)	(93,497,935)

Series II	(60,587,458)	(121,555,544)

Total distributions from distributable earnings	(112,760,473)	(215,053,479)

Share transactions-net:

Series I	(70,040,502)	30,061,913

Series II	(143,073,768)	29,147,063

Net increase (decrease) in net assets resulting from share transactions	(213,114,270)	59,208,976

Net increase (decrease) in net assets	(199,670,348)	185,655,714

Net assets:

Beginning of year	1,302,283,250	1,116,627,536

End of year	$1,102,612,902	$1,302,283,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Main Street Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Series I
Year ended 12/31/20	$29.44	$0.22	$3.63	$3.85	$(0.45)	$(2.93)	$(3.38)	$29.91	13.94%	$505,877	0.80	%(e)	0.84	%(e)	0.78	%(e)	46%
Year ended 12/31/19	26.82	0.32	7.73	8.05	(0.34)	(5.09)	(5.43)	29.44	32.03	570,821	0.80		0.82		1.11		43
Year ended 12/31/18	32.25	0.32	(2.55)	(2.23)	(0.38)	(2.82)	(3.20)	26.82	(7.89)	485,230	0.80		0.80		1.03		65
Year ended 12/31/17	28.41	0.34	4.41	4.75	(0.39)	(0.52)	(0.91)	32.25	16.91	561,555	0.78		0.78		1.12		35
Year ended 12/31/16	29.24	0.33	2.76	3.09	(0.34)	(3.58)	(3.92)	28.41	11.62	485,196	0.79		0.79		1.16		33
Series II
Year ended 12/31/20	29.05	0.15	3.57	3.72	(0.35)	(2.93)	(3.28)	29.49	13.65	596,736	1.05	(e)	1.09	(e)	0.53	(e)	46
Year ended 12/31/19	26.51	0.25	7.64	7.89	(0.26)	(5.09)	(5.35)	29.05	31.74	731,463	1.05		1.07		0.86		43
Year ended 12/31/18	31.91	0.24	(2.53)	(2.29)	(0.29)	(2.82)	(3.11)	26.51	(8.10)	631,398	1.05		1.05		0.78		65
Year ended 12/31/17	28.12	0.26	4.37	4.63	(0.32)	(0.52)	(0.84)	31.91	16.63	785,379	1.03		1.03		0.87		35
Year ended 12/31/16	28.98	0.26	2.72	2.98	(0.26)	(3.58)	(3.84)	28.12	11.30	772,594	1.04		1.04		0.94		33

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $491,454 and $616,334 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Main Street Fund®

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer V.I. Main Street Fund® (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco Oppenheimer V.I. Main Street Fund®

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

Invesco Oppenheimer V.I. Main Street Fund®

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Next $4 billion	0.580%
Over $5 billion	0.560%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.66%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2020, the Adviser waived advisory fees of $437,853.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $159,011 for accounting and fund administrative services and was reimbursed $1,584,972 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the

Invesco Oppenheimer V.I. Main Street Fund®

annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2020, the Fund incurred $583 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,095,011,551	$6,081,969	$–	$1,101,093,520

Money Market Funds	3,440,635	–	–	3,440,635

Total Investments	$1,098,452,186	$6,081,969	$–	$1,104,534,155

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $4,472,836 and securities sales of $45,966,645, which resulted in net realized gains of $6,127,718.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019
Ordinary income*	$20,517,553	$15,468,146

Long-term capital gain	92,242,920	199,585,333

Total distributions	$112,760,473	$215,053,479

*	Includes short-term capital gain distributions, if any.

Invesco Oppenheimer V.I. Main Street Fund®

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$7,225,816

Undistributed long-term capital gain	72,887,615

Net unrealized appreciation – investments	368,601,911

Net unrealized appreciation - foreign currencies	2,027

Temporary book/tax differences	(5,230,432)

Shares of beneficial interest	659,125,965

Total net assets	$1,102,612,902

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $499,862,012 and $801,505,219, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$376,211,599

Aggregate unrealized (depreciation) of investments	(7,609,688)

Net unrealized appreciation of investments	$368,601,911

Cost of investments for tax purposes is $735,932,244.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership transactions, on December 31, 2020, undistributed net investment income was increased by $89,861, undistributed net realized gain was decreased by $85,939 and shares of beneficial interest was decreased by $3,922. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2020(a)		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	488,428	$13,734,224	673,942	$19,609,116

Series II	1,712,042	44,161,406	1,630,045	46,915,384

Issued as reinvestment of dividends:
Series I	1,877,403	52,173,014	3,495,250	93,497,935

Series II	2,210,414	60,587,455	4,599,150	121,555,544

Reacquired:
Series I	(4,843,261)	(135,947,740)	(2,875,474)	(83,045,138)

Series II	(8,868,684)	(247,822,629)	(4,866,048)	(139,323,865)

Net increase (decrease) in share activity	(7,423,658)	$(213,114,270)	2,656,865	$59,208,976

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

Invesco Oppenheimer V.I. Main Street Fund®

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

Effective on or about April 30, 2021, the name of the Fund and all references thereto will change from Invesco Oppenheimer V.I. Main Street Fund® to Invesco V.I. Main Street Fund®.

Invesco Oppenheimer V.I. Main Street Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Main Street Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Main Street Fund® (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Main Street Fund® (formerly known as Oppenheimer Main Street Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Oppenheimer V.I. Main Street Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,206.60	$4.44	$1,021.11	$4.06	0.80%
Series II	1,000.00	1,205.40	5.82	1,019.86	5.33	1.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Oppenheimer V.I. Main Street Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$92,242,920
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	97.25%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Oppenheimer V.I. Main Street Fund®

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco Oppenheimer V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco Oppenheimer V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco Oppenheimer V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco Oppenheimer V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco Oppenheimer V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco Oppenheimer V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Oppenheimer V.I. Main Street Fund®

Annual Report to Shareholders	December 31, 2020

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIMSS-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco Oppenheimer V.I. Main Street Small Cap Fund® (the Fund) underperformed the Russell 2000 Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	19.93%
Series II Shares	19.63
Russell 2000 Index▼	19.96

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though equity markets stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (the Fed) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August revised second quarter GDP fell by 31.4%,2 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

    Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials lead the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Despite massive volatility and one of the worst bear markets in decades for the major stock indices in the US and globally, the S&P 500 Index returned 18.40% for the year.3     During the year, stock selection in the health care and communication services sectors were the largest contributors to the Fund’s performance versus the Russell 2000 Index. This was partially offset by weaker stock selection in the information technology (IT) and consumer discretionary sectors.

    Top contributors to the Fund’s relative performance during the year included Quidel, Renewable Energy Group, and Zynga.

    Quidel specializes in rapid diagnostic testing and was a major beneficiary of the COVID-19 pandemic. In addition to already strong demand for its point of care testing for the flu, the company received FDA Emergency Use Authorization to market its rapid point-of-care

COVID-19 antigen test to detect current infection on its Sofia platform. We have exited our position during the year.

    Renewable Energy Group, a pure play in renewable fuels, benefited from a growing interest within the sector as the demand outlook improved around more US states adopting low carbon fuel standard programs. This spurred several refiners and integrated oil companies to announce renewable diesel projects.

    Zynga, a mobile gaming company, saw strong top-line growth and improved profitability. Zynga also benefited from an increase in gaming driven by social distancing mandates associated with COVID-19. We have exited our position during the year.

    Top detractors from relative performance included Matador Resources, Houghton Mifflin Harcourt, and Noble Midstream.

    Matador Resources, an exploration and production company, was negatively affected by low oil prices and decreased demand that was exacerbated by the pandemic and an increase in supply driven by the Russia-Saudi Arabia price war earlier in 2020. Additionally, Matador had a relatively higher debt load which put the company in a less advantaged position. We have exited this position.

    Noble Midstream, a pipeline company, was negatively affected by the significant drop in oil prices. Given less growth potential around new pipeline capacity and desire to maintain financial leverage, Noble Midstream was forced to cut their distribution sharply.

    Houghton Mifflin Harcourt, a provider of textbooks and education services, was negatively affected by US school closures due to the pandemic. We have exited this position.

    We continue to maintain our discipline around valuation and focus on companies which we believe have skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term performance.

    We thank you for your continued investment in Invesco Oppenheimer V.I. Main Street Small Cap Fund®.

1	Source: US Federal Reserve

2	Source: US Bureau of Economic Analysis

3	Source: Lipper Inc.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Portfolio manager(s):

Raymond Anello

Joy Budzinski

Magnus Krantz

Kristin Ketner Pak

Raman Vardharaj

Adam Weiner (Co-Lead)

Matthew P. Ziehl (Co-Lead)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (5/1/98)	8.87%
10 Years	12.13
5 Years	12.88
1 Year	19.93

Series II Shares
Inception (7/16/01)	9.62%
10 Years	11.85
5 Years	12.59
1 Year	19.63

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Main Street Small Cap Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Main Street Small Cap Fund®. Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco Oppenheimer V.I. Main Street Small Cap Fund®, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Supplemental Information

Invesco Oppenheimer V.I. Main Street Small Cap Fund’s® investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000® Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets

Health Care	18.41%
Industrials	16.31
Information Technology	15.89
Financials	14.57
Consumer Discretionary	13.00
Real Estate	5.84
Consumer Staples	4.93
Materials	3.82
Energy	3.42
Utilities	3.11
Money Market Funds Plus Other Assets Less Liabilities	0.70

Top 10 Equity Holdings*

% of total net assets
1. Renewable Energy Group, Inc.	2.35%
2. AutoNation, Inc.	2.27
3. ASGN, Inc.	2.25
4. Rexnord Corp.	2.02
5. WSFS Financial Corp.	1.99
6. Korn Ferry	1.93
7. j2 Global, Inc.	1.89
8. LHC Group, Inc.	1.82
9. Visteon Corp.	1.81
10. KBR, Inc.	1.75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Schedule of Investments(a)

December 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–99.30%
Air Freight & Logistics–0.60%
Hub Group, Inc., Class A(b)	80,866	$4,609,362

Aluminum–1.18%
Kaiser Aluminum Corp.	92,157	9,114,327

Apparel Retail–0.50%
Foot Locker, Inc.	94,658	3,827,969

Application Software–6.39%
Bottomline Technologies (DE), Inc.(b)	220,672	11,638,241

Envestnet, Inc.(b)	68,671	5,650,936

Everbridge, Inc.(b)	29,838	4,447,951

j2 Global, Inc.(b)	148,844	14,540,570

Q2 Holdings, Inc.(b)	101,937	12,898,089

		49,175,787

Asset Management & Custody Banks–1.69%
Federated Hermes, Inc., Class B	171,912	4,966,538

Focus Financial Partners, Inc., Class A(b)	184,362	8,019,747

		12,986,285

Auto Parts & Equipment–2.95%
Dorman Products, Inc.(b)	101,175	8,784,013

Visteon Corp.(b)	111,040	13,937,741

		22,721,754

Automotive Retail–3.38%
AutoNation, Inc.(b)	250,126	17,456,294

Monro, Inc.	160,115	8,534,129

		25,990,423

Biotechnology–4.07%
ADC Therapeutics S.A. (Switzerland)(b)(c)	62,489	2,000,273

Avid Bioservices, Inc.(b)	55,054	635,323

Emergent BioSolutions, Inc.(b)	120,606	10,806,298

G1 Therapeutics, Inc.(b)	177,089	3,185,831

Twist Bioscience Corp.(b)	59,843	8,455,218

uniQure N.V. (Netherlands)(b)	66,842	2,415,001

Zai Lab Ltd., ADR (China)(b)	28,347	3,836,483

		31,334,427

Building Products–1.05%
Masonite International Corp.(b)	82,438	8,106,953

Communications Equipment–0.48%
EchoStar Corp., Class A(b)	176,251	3,734,759

Construction & Engineering–1.16%
Comfort Systems USA, Inc.	72,618	3,824,064

Valmont Industries, Inc.	29,047	5,081,192

		8,905,256

Construction Materials–0.89%
Summit Materials, Inc., Class A(b)	340,432	6,835,875

	Shares	Value
Diversified Banks–1.10%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	271,432	$8,457,821

Diversified Metals & Mining–1.13%
Compass Minerals International, Inc.	140,547	8,674,561

Electrical Components & Equipment–2.04%
Atkore International Group, Inc.(b)	209,040	8,593,634

EnerSys	85,494	7,101,132

		15,694,766

Environmental & Facilities Services–0.43%
US Ecology, Inc.	90,650	3,293,314

Gas Utilities–2.19%
National Fuel Gas Co.	118,481	4,873,124

South Jersey Industries, Inc.	149,850	3,229,267

Suburban Propane Partners L.P.	589,789	8,764,265

		16,866,656

General Merchandise Stores–0.81%
Big Lots, Inc.	82,465	3,540,222

Ollie’s Bargain Outlet Holdings, Inc.(b)	33,437	2,734,144

		6,274,366

Health Care Equipment–4.22%
AtriCure, Inc.(b)	149,517	8,323,611

CryoPort, Inc.(b)(c)	152,386	6,686,698

iRhythm Technologies, Inc.(b)	29,313	6,953,337

Tandem Diabetes Care, Inc.(b)	109,921	10,517,241

		32,480,887

Health Care Facilities–1.09%
Tenet Healthcare Corp.(b)	210,843	8,418,961

Health Care Services–4.18%
1Life Healthcare, Inc.(b)	137,007	5,980,355

Addus HomeCare Corp.(b)	104,141	12,193,870

LHC Group, Inc.(b)	65,750	14,025,790

		32,200,015

Health Care Supplies–0.27%
OraSure Technologies, Inc.(b)	194,595	2,059,788

Health Care Technology–1.26%
Inspire Medical Systems, Inc.(b)	51,601	9,705,632

Homebuilding–1.28%
TopBuild Corp.(b)	53,374	9,825,086

Hotel & Resort REITs–1.27%
DiamondRock Hospitality Co.	1,189,288	9,811,626

Household Products–0.93%
Energizer Holdings, Inc.	169,504	7,149,679

Human Resource & Employment Services–4.18%
ASGN, Inc.(b)	207,701	17,349,265

Korn Ferry	340,641	14,817,883

		32,167,148

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

	Shares	Value

Hypermarkets & Super Centers–1.26%
BJ’s Wholesale Club Holdings, Inc.(b)	259,397	$9,670,320

Industrial Machinery–5.37%
Chart Industries, Inc.(b)	71,606	8,434,471

EnPro Industries, Inc.	111,531	8,422,821

Evoqua Water Technologies Corp.(b)	331,832	8,952,827

Rexnord Corp.	393,274	15,530,390

		41,340,509

Insurance Brokers–0.31%
Selectquote, Inc.(b)	116,213	2,411,420

Investment Banking & Brokerage–1.45%
Stifel Financial Corp.	221,467	11,175,225

IT Consulting & Other Services–4.27%
CACI International, Inc., Class A(b)	42,045	10,483,080

KBR, Inc.	434,040	13,424,857

Perspecta, Inc.	372,025	8,958,362

		32,866,299

Leisure Facilities–0.53%
Cedar Fair L.P.	103,285	4,063,232

Life Sciences Tools & Services–2.48%
Adaptive Biotechnologies Corp.(b)	80,955	4,786,869

NeoGenomics, Inc.(b)	162,314	8,738,986

Repligen Corp.(b)	29,225	5,600,387

		19,126,242

Multi-Utilities–0.92%
Avista Corp.	176,962	7,103,255

Office REITs–0.94%
Brandywine Realty Trust	609,261	7,256,298

Office Services & Supplies–1.49%
ACCO Brands Corp.	1,354,251	11,443,421

Oil & Gas Exploration & Production–0.59%
CNX Resources Corp.(b)	418,074	4,515,199

Oil & Gas Refining & Marketing–2.35%
Renewable Energy Group, Inc.(b)	255,079	18,064,695

Oil & Gas Storage & Transportation–0.48%
Noble Midstream Partners L.P.	357,076	3,720,732

Other Diversified Financial Services–0.32%
Social Capital Hedosophia Holdings Corp. III, Class A(b)	145,951	2,447,598

Packaged Foods & Meats–1.55%
Simply Good Foods Co. (The)(b)	379,364	11,896,855

Paper Products–0.62%
Schweitzer-Mauduit International, Inc., Class A	119,613	4,809,639

Personal Products–1.20%
BellRing Brands, Inc., Class A(b)	381,104	9,264,638

Pharmaceuticals–0.83%
Axsome Therapeutics, Inc.(b)	33,342	2,716,373

	Shares	Value

Pharmaceuticals–(continued)

Collegium Pharmaceutical, Inc.(b)	183,473	$3,674,964

		6,391,337

Regional Banks–7.70%
BankUnited, Inc.	282,527	9,826,289

Berkshire Hills Bancorp, Inc.	246,412	4,218,573

Cathay General Bancorp	200,622	6,458,022

CIT Group, Inc.	197,805	7,101,200

Heritage Financial Corp.	243,837	5,703,347

OceanFirst Financial Corp.	295,417	5,503,619

Pacific Premier Bancorp, Inc.	299,459	9,382,051

Signature Bank	32,035	4,334,015

Sterling Bancorp	376,902	6,776,698

		59,303,814

Restaurants–3.56%
Denny’s Corp.(b)	306,503	4,499,464

Jack in the Box, Inc.	114,407	10,616,970

Texas Roadhouse, Inc.	156,862	12,260,334

		27,376,768

Semiconductor Equipment–3.07%
Brooks Automation, Inc.	158,638	10,763,588

MKS Instruments, Inc.	85,578	12,875,210

		23,638,798

Semiconductors–1.68%
Allegro MicroSystems, Inc. (Japan)(b)	98,286	2,620,305

Semtech Corp.(b)	142,611	10,280,827

		12,901,132

Specialized REITs–3.62%
EPR Properties	228,361	7,421,732

Four Corners Property Trust, Inc.	428,771	12,764,513

National Storage Affiliates Trust	212,636	7,661,275

		27,847,520

Thrifts & Mortgage Finance–1.99%
WSFS Financial Corp.	341,820	15,340,882

Total Common Stocks & Other Equity Interests (Cost $530,419,945)		764,399,311

Money Market Funds–0.70%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	1,875,710	1,875,710

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(d)(e)	1,339,234	1,339,636

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	2,143,668	2,143,668

Total Money Market Funds (Cost $5,359,106)		5,359,014

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $535,779,051)		769,758,325

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.72%
Invesco Private Government Fund, 0.02%(d)(e)(f)	2,231,743	2,231,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 0.12%(d)(e)(f)	3,346,610	$3,347,614

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,579,357)		5,579,357

TOTAL INVESTMENTS IN SECURITIES–100.72% (Cost $541,358,408)		775,337,682

OTHER ASSETS LESS LIABILITIES–(0.72)%		(5,574,881)

NET ASSETS–100.00%		$769,762,801

Investment Abbreviations:

ADR  – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,914,336	$111,961,002	$(111,999,628)	$-	$-	$1,875,710	$19,248
Invesco Liquid Assets Portfolio, Institutional Class	-	22,147,693	(20,807,365)	(92)	(600)	1,339,636	858
Invesco Treasury Portfolio, Institutional Class	-	35,436,309	(33,292,641)	-	-	2,143,668	303
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	8,135,366	(5,903,623)	-	-	2,231,743	76	*
Invesco Private Prime Fund	-	9,038,575	(5,690,961)	-	-	3,347,614	647	*
Total	$1,914,336	$186,718,945	$(177,694,218)	$(92)	$(600)	$10,938,371	$21,132

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $ 530,419,945)*	$764,399,311

Investments in affiliated money market funds, at value (Cost $ 10,938,463)	10,938,371

Cash	362,235

Receivable for:
Investments sold	701,573

Fund shares sold	86,786

Dividends	398,390

Investment for trustee deferred compensation and retirement plans	94,680

Total assets	776,981,346

Liabilities:
Payable for:
Fund shares reacquired	788,406

Collateral upon return of securities loaned	5,579,357

Accrued fees to affiliates	431,433

Accrued other operating expenses	324,669

Trustee deferred compensation and retirement plans	94,680

Total liabilities	7,218,545

Net assets applicable to shares outstanding	$769,762,801

Net assets consist of:
Shares of beneficial interest	$491,159,911

Distributable earnings	278,602,890

$769,762,801

Net Assets:
Series I	$119,377,069

Series II	$650,385,732

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,353,226

Series II	24,164,639

Series I:
Net asset value per share	$27.42

Series II:
Net asset value per share	$26.91

*	Includes securities on loan with an aggregate value of $5,273,800

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividends	$7,718,630

Dividends from affiliated money market funds (includes securities lending income of $1,237)	21,646

Total investment income	7,740,276

Expenses:
Advisory fees	4,489,560

Administrative services fees	1,045,022

Custodian fees	5,584

Distribution fees - Series II	1,361,228

Transfer agent fees	47,236

Trustees’ and officers’ fees and benefits	24,792

Reports to shareholders	153,200

Professional services fees	34,067

Other	19,276

Total expenses	7,179,965

Less: Fees waived	(707,949)

Net expenses	6,472,016

Net investment income	1,268,260

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $2,645,118)	49,209,343

Affiliated investment securities	(600)

49,208,743

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	81,826,914

Affiliated investment securities	(92)

81,826,822

Net realized and unrealized gain	131,035,565

Net increase in net assets resulting from operations	$132,303,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$1,268,260	$2,495,743

Net realized gain	49,208,743	69,732,405

Change in net unrealized appreciation	81,826,822	122,277,503

Net increase in net assets resulting from operations	132,303,825	194,505,651

Distributions to shareholders from distributable earnings:
Series I	(1,994,674)	(10,160,591)

Series II	(9,921,357)	(77,152,079)

Total distributions from distributable earnings	(11,916,031)	(87,312,670)

Share transactions–net:
Series I	(7,562,317)	(31,945,204)

Series II	(58,085,112)	(220,156,704)

Net increase (decrease) in net assets resulting from share transactions	(65,647,429)	(252,101,908)

Net increase (decrease) in net assets	54,740,365	(144,908,927)

Net assets:
Beginning of year	715,022,436	859,931,363

End of year	$769,762,801	$715,022,436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Series I
Year ended 12/31/20	$23.32	$0.09	$4.47	$4.56	$(0.14)	$(0.32)	$(0.46)	$27.42	19.93%	$119,377	0.80	%(e)	0.91	%(e)	0.41	%(e)	35%
Year ended 12/31/19	20.36	0.11	5.06	5.17	(0.05)	(2.16)	(2.21)	23.32	26.47	109,695	0.80		0.86		0.49		36
Year ended 12/31/18	25.79	0.07	(2.07)	(2.00)	(0.08)	(3.35)	(3.43)	20.36	(10.32)	123,962	0.80		0.83		0.28		45
Year ended 12/31/17	24.08	0.07	3.22	3.29	(0.22)	(1.36)	(1.58)	25.79	14.15	152,617	0.80		0.80		0.28		42
Year ended 12/31/16	21.32	0.16	3.55	3.71	(0.11)	(0.84)	(0.95)	24.08	18.05	145,428	0.80		0.81		0.74		65
Series II
Year ended 12/31/20	22.89	0.03	4.39	4.42	(0.08)	(0.32)	(0.40)	26.91	19.63	650,386	1.05	(e)	1.16	(e)	0.16	(e)	35
Year ended 12/31/19	20.03	0.05	4.97	5.02	0.00	(2.16)	(2.16)	22.89	26.13	605,327	1.05		1.11		0.25		36
Year ended 12/31/18	25.42	0.01	(2.03)	(2.02)	(0.02)	(3.35)	(3.37)	20.03	(10.54)	735,969	1.05		1.08		0.03		45
Year ended 12/31/17	23.75	0.01	3.18	3.19	(0.16)	(1.36)	(1.52)	25.42	13.91	935,793	1.05		1.05		0.03		42
Year ended 12/31/16	21.05	0.10	3.49	3.59	(0.05)	(0.84)	(0.89)	23.75	17.67	922,037	1.05		1.06		0.49		65

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $95,116 and $544,491 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer V.I. Main Street Small Cap Fund® (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is to seek capital appreciation.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $ 200 million	0.750%

Next $ 200 million	0.720%

Next $ 200 million	0.690%

Next $ 200 million	0.660%

Next $ 200 million	0.600%

Next $ 4 billion	0.580%

Over $5 billion	0.560%

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with Invesco.

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.70%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

    The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $707,949.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $91,844 for accounting and fund administrative services and was reimbursed $953,178 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    For the year ended December 31, 2020, the Fund incurred $223 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$764,399,311	$–	$–	$764,399,311

Money Market Funds	5,359,014	5,579,357	–	10,938,371

Total Investments	$769,758,325	$5,579,357	$–	$775,337,682

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $ 4,083,915 and securities sales of $5,970,353, which resulted in net realized gains of $2,645,118.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019

Ordinary income*	$2,600,095	$7,555,176

Long-term capital gain	9,315,936	79,757,494

Total distributions	$11,916,031	$87,312,670

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$8,750,471

Undistributed long-term capital gain	43,783,107

Net unrealized appreciation – investments	226,160,731

Temporary book/tax differences	(91,419)

Shares of beneficial interest	491,159,911

Total net assets	$769,762,801

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, partnerships and master limited partnerships.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2020.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $223,069,055 and $301,469,270, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$262,170,274

Aggregate unrealized (depreciation) of investments	(36,009,543)

Net unrealized appreciation of investments	$226,160,731

    Cost of investments for tax purposes is $549,176,951.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of post financial statement adjustments and partnerships, on December 31, 2020, undistributed net investment income was decreased by $1,076,236, undistributed net realized gain was increased by $381,033 and shares of beneficial interest was increased by $695,203. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Series I	768,674	$16,458,610	483,827	$10,802,190

Series II	2,822,113	51,901,552	2,432,799	52,170,452

Issued as reinvestment of dividends:
Series I	85,498	1,994,674	480,179	10,160,591

Series II	433,058	9,921,357	3,709,234	77,152,079

Reacquired:
Series I	(1,204,533)	(26,015,601)	(2,347,530)	(52,907,985)

Series II	(5,530,234)	(119,908,021)	(16,441,278)	(349,479,235)

Net increase (decrease) in share activity	(2,625,424)	$(65,647,429)	(11,682,769)	$(252,101,908)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

Effective on or about April 30, 2021, the name of the Fund and all references thereto will change from Invesco Oppenheimer V.I. Main Street Small Cap Fund® to Invesco V.I. Main Street Small Cap Fund®.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Main Street Small Cap Fund® (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Main Street Small Cap Fund® (formerly known as Oppenheimer Main Street Small Cap Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL		Annualized Expense Ratio
				(5% annual return before expenses)
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,353.00	$4.73	$1,021.11	$4.06	0.80%
Series II	1,000.00	1,351.00	6.21	1,019.86	5.33	1.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$9,315,936
Corporate Dividends Received Deduction*	99.99%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Annual Report to Shareholders	December 31, 2020

Invesco Oppenheimer V.I. Total Return Bond Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VITRB-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2020, Series I shares of Invesco Oppenheimer V.I. Total Return Bond Fund (the Fund) outperformed the Bloomberg Barclays U.S. Credit Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/19 to 12/31/20, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	9.71%
Series II Shares	9.43
Bloomberg Barclays U.S. Credit Index▼	9.35
Bloomberg Barclays U.S. Aggregate Bond Index▼	7.51
FTSE Broad Investment Grade Bond Index▼	7.74

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Fixed income markets began the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the US Federal Reserve (the Fed) took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.1 The unemployment rate reached a peak of 14.7%2 while real gross domestic product decreased at an annual rate of 31.4%3 in the second quarter of 2020.

    Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread and were able to slowly reopen their economies in the third quarter. With a potential vaccine in sight for the end of 2020 or early 2021 the broader bond market, both developed and emerging, ended the year in positive territory.

    The 10-year US Treasury yield continued to decline at the start of the year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the year at 0.88%, 85 basis points lower than at the beginning of the year.4 (A basis point is one one-hundredth of a percentage point.)

    US corporate markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

    The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 7.51%5 for the year. The strong performance by this index was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted positive returns for the year. The Fund, at NAV, generated positive returns for the year, and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Overweight exposure to investment grade bonds were the most notable contributor to the Fund’s relative performance. However, trading friction detracted from Fund performance with the majority of the impact occurring in the second quarter due to market volatility and higher than usual bid/offers. With regard to security selection, in the financial institutions and consumer cyclical sectors, security selection contributed to the Fund’s relative performance during the year. Meanwhile, security selection in investment grade sectors, such as energy and transportation, detracted from relative Fund performance.

    Overweight exposure to and security selection in commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to the Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index during the year. The Fund’s out-of-index exposure to US dollar-denominated emerging market (EM) corporate debt during the year also contributed to the Fund’s relative performance. Helping to support returns in US dollar-denominated EM corporate debt were very accommodative central bank policies.

    The Fund’s allocation to cash holdings detracted from relative Fund performance, as intermediate and long duration assets rallied during the year as a result of lower Treasury rates.

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

    The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus the Bloomberg Barclays U.S. Aggregate Bond Index. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the Bloomberg Barclays U.S. Aggregate Bond Index, on average, and the timing of changes and the degree of variance from this index during the year detracted slightly from relative returns. Buying and selling US Treasury futures were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps index contracts at various points throughout the year. The currency management was carried out via currency forwards on an asneeded basis and we believe this was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon

Invesco Oppenheimer V.I. Total Return Bond Fund

and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco V.I. Total Return Bond Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: US Bureau of Economic Analysis

4 Source: US Department of the Treasury

5 Source: Morningstar Direct

Portfolio manager(s):

Matthew Brill

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco Oppenheimer V.I. Total Return Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/20

Series I Shares
Inception (4/3/85)	5.53%
10 Years	5.20
5 Years	5.14
1 Year	9.71

Series II Shares
Inception (5/1/02)	2.62%
10 Years	4.93
5 Years	4.88
1 Year	9.43

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Total Return Bond Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Total Return Bond Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco Oppenheimer V.I. Total Return Bond Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco Oppenheimer V.I. Total Return Bond Fund

Supplemental Information

Invesco Oppenheimer V.I. Total Return Bond Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
∎	The FTSE Broad Investment Grade Bond Index is a multi-asset, multi-currency benchmark that provides a broad-based measure of the global fixed income markets.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Oppenheimer V.I. Total Return Bond Fund

Fund Information

Portfolio Composition

By security type		% of total net assets
U.S. Dollar Denominated Bonds & Notes		38.66%
Asset-Backed Securities		19.33
U.S. Government Sponsored Agency Mortgage-Backed Securities		18.25
U.S. Treasury Securities		7.42
Security Types Each Less Than 1% of Portfolio		2.14
Money Market Funds Plus Other Assets Less Liabilities		14.20

Top Five Debt Issuers*
		% of total net assets
1.	Uniform Mortgage-Backed Securities	12.70%
2.	U.S. Treasury	7.42
3.	Government National Mortgage Association	3.46
4.	COMM Mortgage Trust	1.38
5.	World Financial Network Credit Card Master Trust	1.36

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2020.

Invesco Oppenheimer V.I. Total Return Bond Fund

Schedule of Investments(a)

December 31, 2020

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-38.66%
Advertising-0.43%
Interpublic Group of Cos., Inc. (The),
3.75%, 10/01/2021	$201,000	$206,065
4.20%, 04/15/2024	160,000	178,135
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	166,000	184,080
		568,280

Aerospace & Defense-0.42%
BAE Systems Holdings, Inc. (United Kingdom), 3.85%, 12/15/2025(b)	127,000	144,178
L3Harris Technologies, Inc., 3.85%, 06/15/2023	164,000	177,234
Northrop Grumman Corp., 4.75%, 06/01/2043	90,000	120,210
Raytheon Technologies Corp., 3.95%, 08/16/2025	99,000	113,570
		555,192

Agricultural & Farm Machinery-0.03%
Deere & Co., 3.10%, 04/15/2030	37,000	42,377

Airlines-0.87%
Delta Air Lines Pass-Through Trust, Series 2020-1, Class AA, 2.00%, 06/10/2028	191,110	191,408
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	204,000	218,118
4.75%, 10/20/2028(b)	341,000	372,482
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/2027	346,000	374,793
		1,156,801

Apparel Retail-0.24%
Ross Stores, Inc.,
3.38%, 09/15/2024	182,000	195,121
0.88%, 04/15/2026	85,000	85,053
1.88%, 04/15/2031	45,000	45,234
		325,408

Application Software-0.04%
Autodesk, Inc., 4.38%, 06/15/2025	51,000	58,347

Asset Management & Custody Banks-0.45%
Ameriprise Financial, Inc., 3.00%, 04/02/2025	150,000	163,527
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	130,000	145,086
Carlyle Finance Subsidiary LLC, 3.50%, 09/19/2029(b)	83,000	91,307
CI Financial Corp. (Canada), 3.20%, 12/17/2030	196,000	201,051
		600,971

Automobile Manufacturers-1.41%
Daimler Finance North America LLC (Germany), 2.55%, 08/15/2022(b)	319,000	330,032

	Principal Amount	Value
Automobile Manufacturers-(continued)
General Motors Financial Co., Inc.,
4.20%, 11/06/2021	$200,000	$206,169
4.15%, 06/19/2023	160,000	172,190
Hyundai Capital America,
5.75%, 04/06/2023(b)	201,000	222,722
4.13%, 06/08/2023(b)	163,000	175,962
Nissan Motor Acceptance Corp., 3.65%, 09/21/2021(b)	269,000	273,753
Volkswagen Group of America Finance LLC (Germany),
4.00%, 11/12/2021(b)	298,000	307,184
1.63%, 11/24/2027(b)	200,000	201,870
		1,889,882

Biotechnology-0.32%
AbbVie, Inc.,
3.85%, 06/15/2024	231,000	254,639
2.95%, 11/21/2026	68,000	75,280
4.05%, 11/21/2039	76,000	91,942
		421,861

Brewers-0.27%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	96,000	165,675
Bacardi Ltd. (Bermuda), 4.70%, 05/15/2028(b)	163,000	193,526
		359,201

Broadcasting-0.54%
Discovery Communications LLC, 4.00%, 09/15/2055(b)	536,000	599,974
Fox Corp., 3.05%, 04/07/2025	53,000	58,031
ViacomCBS, Inc., 4.38%, 03/15/2043	52,000	61,435
		719,440

Cable & Satellite-0.74%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
5.13%, 07/01/2049	54,000	65,911
3.85%, 04/01/2061	150,000	151,165
Comcast Corp.,
4.00%, 03/01/2048	55,000	69,213
2.80%, 01/15/2051	144,000	149,988
2.45%, 08/15/2052	153,000	149,043
2.65%, 08/15/2062	189,000	189,223
Cox Communications, Inc.,
1.80%, 10/01/2030(b)	59,000	58,983
2.95%, 10/01/2050(b)	94,000	96,112
Time Warner Cable LLC, 4.50%, 09/15/2042	55,000	64,451
		994,089

Communications Equipment-0.17%
British Telecommunications PLC (United Kingdom), 4.50%, 12/04/2023	201,000	222,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

	Principal Amount	Value
Consumer Finance-0.52%
American Express Co.,
3.13%, 05/20/2026	$97,000	$108,763
Series C, 3.50% (3 mo. USD LIBOR + 3.29%)(c)(d)	196,000	191,271
Capital One Financial Corp., 3.80%, 01/31/2028	46,000	53,043
Discover Bank, 4.65%, 09/13/2028	116,000	138,887
Discover Financial Services, 3.75%, 03/04/2025	58,000	63,894
Synchrony Financial, 4.25%, 08/15/2024	130,000	143,707
		699,565

Distillers & Vintners-0.24%
Pernod Ricard S.A. (France), 4.25%, 07/15/2022(b)	307,000	324,215

Distributors-0.13%
Genuine Parts Co., 1.88%, 11/01/2030	179,000	177,764

Diversified Banks-6.24%
Australia & New Zealand Banking Group Ltd. (Australia), 2.57%, 11/25/2035(b)(e)	200,000	204,182
Banco Santander S.A. (Spain), 2.75%, 12/03/2030	200,000	206,592
Bank of America Corp.,
3.82%, 01/20/2028(e)	95,000	109,136
4.27%, 07/23/2029(e)	130,000	154,831
2.59%, 04/29/2031(e)	125,000	134,060
1.90%, 07/23/2031(e)	296,000	299,148
1.92%, 10/24/2031(e)	319,000	323,314
7.75%, 05/14/2038	232,000	396,244
Bank of Montreal (Canada), Series E, 3.30%, 02/05/2024	127,000	137,807
BBVA Bancomer S.A. (Mexico), 1.88%, 09/18/2025(b)	200,000	202,250
BBVA USA, 2.50%, 08/27/2024	255,000	271,014
BNP Paribas S.A. (France), 2.59%, 08/12/2035(b)(e)	200,000	204,697
BPCE S.A. (France), 4.50%, 03/15/2025(b)	185,000	209,330
Citigroup, Inc.,
3.11%, 04/08/2026(e)	171,000	187,055
4.08%, 04/23/2029(e)	131,000	153,681
4.41%, 03/31/2031(e)	144,000	174,630
Series V, 4.70%(c)(e)	165,000	169,862
Credit Agricole S.A. (France), 4.38%, 03/17/2025(b)	310,000	348,392
Danske Bank A/S (Denmark), 3.24%, 12/20/2025(b)(e)	200,000	214,220
HSBC Holdings PLC (United Kingdom),
3.95%, 05/18/2024(e)	103,000	111,141
1.65%, 04/18/2026(e)	202,000	206,685
4.60%(c)(e)	225,000	229,527
JPMorgan Chase & Co.,
3.80%, 07/23/2024(e)	195,000	211,715
2.08%, 04/22/2026(e)	223,000	235,664
3.78%, 02/01/2028(e)	174,000	200,134
3.54%, 05/01/2028(e)	133,000	152,135
2.96%, 05/13/2031(e)	168,000	184,395
3.11%, 04/22/2041(e)	138,000	154,486

	Principal Amount	Value
Diversified Banks-(continued)
Mitsubishi UFJ Financial Group, Inc. (Japan), 3.74%, 03/07/2029	$102,000	$120,064
National Australia Bank Ltd. (Australia), 3.93%, 08/02/2034(b)(e)	153,000	172,054
Royal Bank of Canada (Canada), 3.70%, 10/05/2023	140,000	152,714
Standard Chartered PLC (United Kingdom), 3.27%, 02/18/2036(b)(e)	250,000	261,819
Sumitomo Mitsui Financial Group, Inc. (Japan),
1.47%, 07/08/2025	200,000	205,008
2.14%, 09/23/2030	340,000	341,936
Truist Bank, 2.64%, 09/17/2029(e)	390,000	412,756
U.S. Bancorp,
Series W, 3.10%, 04/27/2026	126,000	140,402
1.38%, 07/22/2030	120,000	120,321
Wells Fargo & Co.,
2.19%, 04/30/2026(e)	65,000	68,495
3.58%, 05/22/2028(e)	132,000	149,663
3.07%, 04/30/2041(e)	93,000	101,318
4.75%, 12/07/2046	99,000	129,700
Westpac Banking Corp. (Australia),
2.89%, 02/04/2030(e)	119,000	124,801
2.67%, 11/15/2035(e)	51,000	52,602
		8,339,980

Diversified Capital Markets-0.91%
Credit Suisse AG (Switzerland), 3.63%, 09/09/2024	189,000	210,037
Credit Suisse Group AG (Switzerland),
4.55%, 04/17/2026	147,000	173,030
4.19%, 04/01/2031(b)(e)	250,000	294,248
5.10%(b)(c)(e)	201,000	209,542
UBS Group AG (Switzerland),
4.13%, 04/15/2026(b)	153,000	177,084
4.25%, 03/23/2028(b)	135,000	158,083
		1,222,024

Diversified Chemicals-0.18%
Dow Chemical Co. (The), 3.63%, 05/15/2026	116,000	130,771
Eastman Chemical Co., 3.50%, 12/01/2021	101,000	103,771
		234,542

Diversified Metals & Mining-0.50%
Anglo American Capital PLC (South Africa),
3.63%, 09/11/2024(b)	83,000	90,387
5.38%, 04/01/2025(b)	231,000	270,585
5.63%, 04/01/2030(b)	240,000	306,057
		667,029

Diversified REITs-0.18%
Brixmor Operating Partnership L.P.,
4.13%, 05/15/2029	83,000	95,599
4.05%, 07/01/2030	125,000	143,621
		239,220

Drug Retail-0.12%
Walgreen Co., 3.10%, 09/15/2022	155,000	161,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

	Principal Amount	Value
Electric Utilities-0.88%
AEP Texas, Inc., 3.95%, 06/01/2028(b)	$162,000	$189,685
Consolidated Edison Co. of New York, Inc.,
Series 20A, 3.35%, 04/01/2030	21,000	24,090
Series C, 3.00%, 12/01/2060	133,000	135,389
EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(b)	219,000	239,171
Emera US Finance L.P. (Canada), 2.70%, 06/15/2021	146,000	147,146
Enel Finance International N.V. (Italy), 2.88%, 05/25/2022(b)	309,000	318,918
Eversource Energy, Series Q, 0.80%, 08/15/2025	30,000	29,969
Fortis, Inc. (Canada), 3.06%, 10/04/2026	65,000	71,635
Virginia Electric and Power Co., 2.45%, 12/15/2050	26,000	26,143
		1,182,146

Electrical Components & Equipment-0.17%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	230,000	233,716

Electronic Components-0.05%
Corning, Inc., 5.45%, 11/15/2079	44,000	60,406

Electronic Manufacturing Services-0.13%
Jabil, Inc., 3.00%, 01/15/2031	167,000	177,935

Environmental & Facilities Services-0.14%
Republic Services, Inc., 1.75%, 02/15/2032	183,000	183,499

Financial Exchanges & Data-0.26%
Intercontinental Exchange, Inc., 3.00%, 09/15/2060	124,000	130,217
Moody’s Corp.,
3.25%, 05/20/2050	55,000	61,226
2.55%, 08/18/2060	46,000	43,233
S&P Global, Inc., 1.25%, 08/15/2030	111,000	109,461
		344,137

Gas Utilities-0.04%
East Ohio Gas Co. (The), 1.30%, 06/15/2025(b)	48,000	48,950

Health Care Equipment-0.07%
Becton, Dickinson and Co., 3.70%, 06/06/2027	85,000	97,565

Health Care Facilities-0.11%
CommonSpirit Health, 1.55%, 10/01/2025	81,000	83,274
West Virginia United Health System Obligated Group, 3.13%, 06/01/2050	60,000	62,088
		145,362

Health Care REITs-0.50%
Healthcare Trust of America Holdings L.P.,
3.50%, 08/01/2026	113,000	128,093
2.00%, 03/15/2031	124,000	124,210
Healthpeak Properties, Inc., 3.00%, 01/15/2030	153,000	167,502

	Principal Amount	Value
Health Care REITs-(continued)
Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	$156,000	$164,144
Welltower, Inc., 2.70%, 02/15/2027	72,000	79,378
		663,327

Health Care Services-0.80%
Cigna Corp., 4.13%, 11/15/2025	127,000	146,323
CVS Health Corp.,
1.30%, 08/21/2027	170,000	170,822
2.70%, 08/21/2040	74,000	74,977
Fresenius Medical Care US Finance II, Inc. (Germany), 5.88%, 01/31/2022(b)	166,000	174,850
Sutter Health,
Series 20A,
3.16%, 08/15/2040	270,000	286,980
3.36%, 08/15/2050	200,000	217,925
		1,071,877

Home Improvement Retail-0.15%
Lowe’s Cos., Inc.,
1.30%, 04/15/2028	123,000	124,113
4.50%, 04/15/2030	62,000	77,195
		201,308

Homebuilding-0.12%
D.R. Horton, Inc., 4.75%, 02/15/2023	150,000	161,482

Independent Power Producers & Energy Traders-0.33%
AES Corp. (The),
1.38%, 01/15/2026(b)	123,000	124,188
2.45%, 01/15/2031(b)	136,000	137,874
Deutsche Telekom International Finance B.V. (Germany), 4.38%, 06/21/2028(b)	149,000	176,048
		438,110

Industrial Conglomerates-0.14%
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/2025	163,000	181,500

Industrial REITs-0.05%
Lexington Realty Trust, 2.70%, 09/15/2030	69,000	71,938

Insurance Brokers-0.05%
Marsh & McLennan Cos., Inc., 4.35%, 01/30/2047	55,000	72,997

Integrated Oil & Gas-0.42%
BP Capital Markets America, Inc., 2.94%, 06/04/2051	111,000	113,348
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(b)	149,000	153,706
Occidental Petroleum Corp.,
2.90%, 08/15/2024	267,000	257,388
4.50%, 07/15/2044	49,000	41,742
		566,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services-2.36%
AT&T, Inc.,
4.30%, 02/15/2030	$123,000	$147,037
2.55%, 12/01/2033(b)	668,000	688,377
3.10%, 02/01/2043	179,000	181,612
3.50%, 09/15/2053(b)	305,000	305,017
3.55%, 09/15/2055(b)	53,000	52,823
3.80%, 12/01/2057(b)	103,000	107,404
3.65%, 09/15/2059(b)	12,000	12,060
3.50%, 02/01/2061	116,000	115,540
T-Mobile USA, Inc., 3.50%, 04/15/2025(b)	187,000	206,818
Verizon Communications, Inc.,
0.85%, 11/20/2025	199,000	200,612
1.75%, 01/20/2031	243,000	242,082
2.65%, 11/20/2040	210,000	212,390
4.52%, 09/15/2048	94,000	122,589
2.88%, 11/20/2050	263,000	265,243
3.00%, 11/20/2060	300,000	302,084
		3,161,688

Interactive Home Entertainment-0.16%
Activision Blizzard, Inc., 2.50%, 09/15/2050	212,000	207,219

Interactive Media & Services-0.14%
Alphabet, Inc.,
1.90%, 08/15/2040	36,000	35,334
2.25%, 08/15/2060	160,000	154,926
		190,260

Internet & Direct Marketing Retail-0.54%
Expedia Group, Inc.,
4.63%, 08/01/2027(b)	115,000	128,584
Prosus N.V. (Netherlands), 3.83%, 02/08/2051(b)	599,000	588,363
		716,947

Internet Services & Infrastructure-0.24%
VeriSign, Inc.,
5.25%, 04/01/2025	99,000	112,674
4.75%, 07/15/2027	190,000	204,193
		316,867

Investment Banking & Brokerage-1.61%
Goldman Sachs Group, Inc. (The),
3.50%, 04/01/2025	153,000	170,272
3.75%, 02/25/2026	87,000	98,873
3.50%, 11/16/2026	87,000	97,734
1.09%, 12/09/2026(e)	184,000	186,070
0.87% (SOFR + 0.79%), 12/09/2026(d)	786,000	791,415
Morgan Stanley,
5.00%, 11/24/2025	164,000	196,320
2.19%, 04/28/2026(e)	112,000	118,373
4.43%, 01/23/2030(e)	123,000	149,988
3.62%, 04/01/2031(e)	144,000	167,354
Raymond James Financial, Inc.,
3.63%, 09/15/2026	81,000	93,018
4.65%, 04/01/2030	72,000	88,408
		2,157,825

	Principal Amount	Value
Life & Health Insurance-1.49%
AIA Group Ltd. (Hong Kong), 3.20%, 09/16/2040(b)	$200,000	$210,026
Athene Global Funding,
1.20%, 10/13/2023(b)	269,000	271,164
2.95%, 11/12/2026(b)	261,000	280,242
Athene Holding Ltd.,
6.15%, 04/03/2030	157,000	195,567
3.50%, 01/15/2031	65,000	68,795
Belrose Funding Trust, 2.33%, 08/15/2030(b)	143,000	147,397
Lincoln National Corp., 3.80%, 03/01/2028	99,000	114,670
Manulife Financial Corp. (Canada), 4.06%, 02/24/2032(e)	119,000	130,246
Pacific LifeCorp, 3.35%, 09/15/2050(b)	159,000	177,182
Prudential Financial, Inc., 5.20%, 03/15/2044(e)	193,000	205,267
Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(b)	178,000	187,275
		1,987,831

Managed Health Care-0.54%
Anthem, Inc., 3.13%, 05/15/2022	163,000	169,157
Children’s Hospital, Series 2020, 2.93%, 07/15/2050	98,000	98,385
Community Health Network, Inc., Series 20-A, 3.10%, 05/01/2050	208,000	210,089
Hackensack Meridian Health, Inc.,
Series 2020,
2.68%, 09/01/2041	91,000	92,103
2.88%, 09/01/2050	88,000	90,889
New York and Presbyterian Hospital (The), 2.26%, 08/01/2040	66,000	64,662
		725,285

Multi-Utilities-0.67%
Ameren Corp.,
2.50%, 09/15/2024	107,000	114,164
3.50%, 01/15/2031	74,000	85,195
CenterPoint Energy, Inc., 4.25%, 11/01/2028	76,000	90,070
Dominion Energy, Inc.,
2.72%, 08/15/2021(f)	177,000	179,226
Series C, 3.38%, 04/01/2030	121,000	137,921
DTE Energy Co., Series F, 1.05%, 06/01/2025	64,000	64,760
WEC Energy Group, Inc.,
1.38%, 10/15/2027	119,000	121,101
1.80%, 10/15/2030	109,000	109,495
		901,932

Office REITs-0.22%
Highwoods Realty L.P., 2.60%, 02/01/2031	36,000	36,781
Office Properties Income Trust, 4.50%, 02/01/2025	247,000	261,932
		298,713

Oil & Gas Exploration & Production-0.35%
Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	223,000	234,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production-(continued)
Concho Resources, Inc., 2.40%, 02/15/2031	$51,000	$ 53,464
EQT Corp., 3.00%, 10/01/2022	29,000	29,272
Pioneer Natural Resources Co., 1.90%, 08/15/2030	158,000	156,627
		473,487

Oil & Gas Storage & Transportation-1.31%
Energy Transfer Operating L.P., 4.25%, 03/15/2023	126,000	134,012
Kinder Morgan Energy Partners L.P., 5.80%, 03/01/2021	108,000	108,884
Kinder Morgan, Inc.,
2.00%, 02/15/2031	95,000	96,077
5.20%, 03/01/2048	69,000	87,897
MPLX L.P.,
1.33% (3 mo. USD LIBOR + 1.10%), 09/09/2022(d)	149,000	149,027
1.75%, 03/01/2026	153,000	158,419
4.25%, 12/01/2027	101,000	118,719
2.65%, 08/15/2030	162,000	169,966
ONEOK, Inc.,
5.85%, 01/15/2026	56,000	67,135
6.35%, 01/15/2031	215,000	276,041
Sabine Pass Liquefaction LLC, 4.20%, 03/15/2028	85,000	97,583
Sunoco Logistics Partners Operations L.P., 4.00%, 10/01/2027	100,000	109,447
Williams Cos., Inc. (The), 3.70%, 01/15/2023	164,000	173,827
		1,747,034

Other Diversified Financial Services-0.53%
Avolon Holdings Funding Ltd. (Ireland), 4.25%, 04/15/2026(b)	94,000	101,345
Blackstone Holdings Finance Co. LLC,
3.15%, 10/02/2027(b)	62,000	69,157
1.60%, 03/30/2031(b)	222,000	221,133
2.80%, 09/30/2050(b)	103,000	105,360
Equitable Holdings, Inc., 4.35%, 04/20/2028	85,000	100,514
KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(b)	97,000	107,961
		705,470

Packaged Foods & Meats-0.48%
Conagra Brands, Inc., 4.60%, 11/01/2025	155,000	182,735
Mondelez International Holdings Netherlands B.V., 2.00%, 10/28/2021(b)	319,000	322,967
Tyson Foods, Inc., 3.90%, 09/28/2023	130,000	142,026
		647,728

Paper Packaging-0.17%
Berry Global, Inc., 1.57%, 01/15/2026(b)	71,000	71,704
Packaging Corp. of America, 3.65%, 09/15/2024	141,000	154,621
		226,325

	Principal Amount	Value
Pharmaceuticals-1.11%
Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(b)	$313,000	$ 341,259
Bristol-Myers Squibb Co.,
0.75%, 11/13/2025	192,000	193,405
1.45%, 11/13/2030	296,000	297,575
2.35%, 11/13/2040	28,000	28,818
2.55%, 11/13/2050	101,000	103,428
Elanco Animal Health, Inc., 5.90%, 08/28/2028	137,000	162,088
Mylan, Inc., 3.13%, 01/15/2023(b)	159,000	167,001
Royalty Pharma PLC,
1.20%, 09/02/2025(b)	62,000	63,005
1.75%, 09/02/2027(b)	56,000	57,668
2.20%, 09/02/2030(b)	70,000	71,966
		1,486,213

Property & Casualty Insurance-0.48%
Arch Capital Group Ltd., 3.64%, 06/30/2050	87,000	101,443
CNA Financial Corp., 3.45%, 08/15/2027	123,000	139,489
Fidelity National Financial, Inc.,
3.40%, 06/15/2030	111,000	122,075
2.45%, 03/15/2031	166,000	169,115
W.R. Berkley Corp., 4.00%, 05/12/2050	95,000	116,211
		648,333

Railroads-0.35%
CSX Corp., 2.50%, 05/15/2051	187,000	185,755
Union Pacific Corp.,
2.15%, 02/05/2027	119,000	126,559
2.40%, 02/05/2030	147,000	158,479
		470,793

Real Estate Development-0.09%
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	113,000	115,877

Regional Banks-1.16%
Citizens Financial Group, Inc.,
2.50%, 02/06/2030	113,000	120,166
3.25%, 04/30/2030	70,000	79,155
Fifth Third Bancorp, 2.55%, 05/05/2027	94,000	102,409
Fifth Third Bank N.A., 3.85%, 03/15/2026	168,000	190,570
Huntington Bancshares, Inc., 4.00%, 05/15/2025	164,000	185,835
KeyCorp,
4.15%, 10/29/2025	52,000	60,409
2.25%, 04/06/2027	164,000	175,680
PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027	121,000	135,303
Santander Holdings USA, Inc., 3.50%, 06/07/2024	131,000	141,567
Synovus Financial Corp., 3.13%, 11/01/2022	93,000	96,601
Zions Bancorporation N.A., 3.25%, 10/29/2029	250,000	263,654
		1,551,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

	Principal Amount	Value
Reinsurance-0.12%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	$154,000	$ 165,307

Residential REITs-0.47%
Essex Portfolio L.P.,
3.00%, 01/15/2030	77,000	84,605
1.65%, 01/15/2031	77,000	76,623
2.65%, 09/01/2050	136,000	130,808
Mid-America Apartments L.P., 1.70%, 02/15/2031	51,000	50,898
Spirit Realty L.P., 3.20%, 01/15/2027	107,000	113,769
VEREIT Operating Partnership L.P.,
2.20%, 06/15/2028	90,000	92,108
2.85%, 12/15/2032	82,000	85,772
		634,583

Restaurants-0.02%
McDonald’s Corp., 3.30%, 07/01/2025	22,000	24,519

Retail REITs-0.74%
Kimco Realty Corp.,
1.90%, 03/01/2028	191,000	197,330
2.70%, 10/01/2030	93,000	100,299
Kite Realty Group L.P., 4.00%, 10/01/2026	111,000	116,516
Realty Income Corp., 3.25%, 01/15/2031	127,000	144,133
Regency Centers L.P., 2.95%, 09/15/2029	126,000	134,708
Retail Properties of America, Inc., 4.75%, 09/15/2030	110,000	116,953
Scentre Group Trust 2 (Australia), 4.75%, 09/24/2080(b)(e)	166,000	173,253
		983,192

Semiconductor Equipment-0.12%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (Netherlands),
2.70%, 05/01/2025(b)	40,000	43,078
3.88%, 06/18/2026(b)	106,000	121,525
		164,603

Semiconductors-1.02%
Analog Devices, Inc., 2.95%, 04/01/2025	63,000	68,816
Broadcom, Inc.,
2.25%, 11/15/2023	191,000	199,601
4.70%, 04/15/2025	235,000	269,356
3.15%, 11/15/2025	196,000	214,097
4.15%, 11/15/2030	172,000	199,227
QUALCOMM, Inc.,
2.15%, 05/20/2030	190,000	201,301
3.25%, 05/20/2050	186,000	215,918
		1,368,316

Soft Drinks-0.13%
Keurig Dr Pepper, Inc., 4.06%, 05/25/2023	156,000	169,599

Specialized REITs-0.42%
Agree L.P., 2.90%, 10/01/2030	50,000	53,196

	Principal Amount	Value
Specialized REITs-(continued)
American Tower Corp.,
3.00%, 06/15/2023	$135,000	$ 143,088
4.00%, 06/01/2025	86,000	97,196
1.30%, 09/15/2025	99,000	101,302
Crown Castle International Corp., 3.30%, 07/01/2030	53,000	59,385
Life Storage L.P., 2.20%, 10/15/2030	55,000	56,207
Simon Property Group L.P., 3.50%, 09/01/2025	44,000	48,883
		559,257

Systems Software-0.17%
Leidos, Inc., 2.30%, 02/15/2031(b)	224,000	228,497

Technology Hardware, Storage & Peripherals-0.86%
Apple, Inc.,
4.38%, 05/13/2045	97,000	132,941
2.55%, 08/20/2060	554,000	569,816
Dell International LLC/EMC Corp., 5.30%, 10/01/2029(b)	196,000	240,205
Lenovo Group Ltd. (China), 3.42%, 11/02/2030(b)	200,000	210,372
		1,153,334

Thrifts & Mortgage Finance-0.13%
Nationwide Building Society (United Kingdom), 3.96%, 07/18/2030(b)(e)	150,000	174,865

Tobacco-0.54%
Altria Group, Inc., 3.49%, 02/14/2022	107,000	110,694
BAT Capital Corp. (United Kingdom), 2.26%, 03/25/2028	137,000	142,336
Imperial Brands Finance PLC (United Kingdom), 3.75%, 07/21/2022(b)	308,000	321,281
Philip Morris International, Inc., 0.88%, 05/01/2026	147,000	147,688
		721,999

Trucking-0.56%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
3.65%, 07/29/2021(b)	95,000	96,484
4.00%, 07/15/2025(b)	128,000	145,215
1.20%, 11/15/2025(b)	43,000	43,399
3.40%, 11/15/2026(b)	154,000	171,364
Ryder System, Inc.,
2.50%, 09/01/2024	83,000	88,210
4.63%, 06/01/2025	117,000	135,623
3.35%, 09/01/2025	56,000	62,446
		742,741
Total U.S. Dollar Denominated Bonds & Notes (Cost $48,035,755)		51,711,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

	Principal Amount	Value
Asset-Backed Securities-19.33%
American Credit Acceptance Receivables Trust,
Series 2017-4, Class D, 3.57%, 01/10/2024(b)	$153,413	$ 155,442
Series 2018-2, Class C, 3.70%, 07/10/2024(b)	62,570	62,838
Series 2018-3, Class D, 4.14%, 10/15/2024(b)	25,000	25,586
Series 2018-4, Class C, 3.97%, 01/13/2025(b)	119,614	120,908
Series 2019-3, Class C, 2.76%, 09/12/2025(b)	160,000	163,032
AmeriCredit Automobile Receivables Trust,
Series 2017-2, Class D, 3.42%, 04/18/2023	300,000	308,519
Series 2017-4, Class D, 3.08%, 12/18/2023	190,000	195,840
Series 2018-3, Class C, 3.74%, 10/18/2024	260,000	274,001
Series 2019-2, Class C, 2.74%, 04/18/2025	100,000	104,235
Series 2019-2, Class D, 2.99%, 06/18/2025	280,000	293,228
Series 2019-3, Class D, 2.58%, 09/18/2025	135,000	140,260
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.47%, 12/25/2059(b)(g)	136,966	138,445
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(g)	382,315	385,497
Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR, 1.46% (3 mo. USD LIBOR + 1.25%), 07/25/2030(b)(d)	480,786	480,905
Banc of America Funding Trust,
Series 2007-1, Class 1A3, 6.00%, 01/25/2037	53,223	52,584
Series 2007-C, Class 1A4, 3.48%, 05/20/2036(g)	18,386	18,150
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	38,662	38,847
Bank, Series 2019-BNK16, Class XA, IO, 0.96%, 02/15/2052(h)	1,569,154	98,967
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1, 2.41% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(d)	43,875	43,967
Series 2006-1, Class A1, 2.37% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(d)	53,926	55,185
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(h)	1,770,163	51,842
Capital Auto Receivables Asset Trust,
Series 2017-1, Class D, 3.15%, 02/20/2025(b)	40,000	40,619
Series 2018-2, Class B, 3.48%, 10/20/2023(b)	120,000	120,915
Series 2018-2, Class C, 3.69%, 12/20/2023(b)	115,000	116,923
Capital Lease Funding Securitization L.P., Series 1997-CTL1, Class IO, 1.51%, 06/22/2024(b)(h)	55,429	600

	Principal Amount	Value
CarMax Auto Owner Trust,
Series 2017-1, Class D, 3.43%, 07/17/2023	$230,000	$ 231,272
Series 2017-4, Class D, 3.30%, 05/15/2024	100,000	102,341
CCG Receivables Trust,
Series 2018-1, Class B, 3.09%, 06/16/2025(b)	85,000	85,800
Series 2018-2, Class C, 3.87%, 12/15/2025(b)	60,000	61,848
Series 2019-2, Class B, 2.55%, 03/15/2027(b)	105,000	107,844
Series 2019-2, Class C, 2.89%, 03/15/2027(b)	100,000	102,629
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.92%, 11/13/2050(h)	713,906	29,600
Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(g)	28,566	29,339
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 3.36%, 01/25/2036(g)	51,806	50,193
CHL Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	5,137	5,116
Series 2005-26, Class 1A8, 5.50%, 11/25/2035	45,235	38,587
Series 2005-JA, Class A7, 5.50%, 11/25/2035	4,831	4,803
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class XA, IO, 1.03%, 11/10/2046(g)	377,506	9,305
Series 2014-GC21, Class AA, 3.48%, 05/10/2047	67,231	70,431
Series 2017-C4, Class XA, IO, 1.10%, 10/12/2050(h)	1,973,738	104,467
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1, 3.88% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(d)	138,201	141,130
CNH Equipment Trust,
Series 2017-C, Class B, 2.54%, 05/15/2025	65,000	65,969
Series 2019-A, Class A4, 3.22%, 01/15/2026	125,000	132,217
COLT Mortgage Loan Trust,
Series 2020-1, Class A1, 2.49%, 02/25/2050(b)(g)	277,395	281,033
Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(g)	213,037	216,036
COMM Mortgage Trust,
Series 2012-CR5, Class XA, IO, 1.51%, 12/10/2045(h)	1,876,478	45,679
Series 2013-CR6, Class AM, 3.15%, 03/10/2046(b)	245,000	254,948
Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	50,479	52,935
Series 2014-CR21, Class AM, 3.99%, 12/10/2047	715,000	786,063
Series 2014-LC15, Class AM, 4.20%, 04/10/2047	170,000	186,917
Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	475,000	522,377

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

	Principal Amount	Value
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	$637,000	$ 688,881
CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	117,406	92,884
Dell Equipment Finance Trust,
Series 2018-1, Class B, 3.34%, 06/22/2023(b)	80,000	80,648
Series 2019-1, Class C, 3.14%, 03/22/2024(b)	325,000	332,487
Series 2019-2, Class D, 2.48%, 04/22/2025(b)	115,000	116,894
Drive Auto Receivables Trust,
Series 2016-CA, Class D, 4.18%, 03/15/2024(b)	77,329	78,095
Series 2017-1, Class D, 3.84%, 03/15/2023	135,875	137,517
Series 2018-1, Class D, 3.81%, 05/15/2024	130,556	133,144
Series 2018-2, Class D, 4.14%, 08/15/2024	215,000	221,274
Series 2018-3, Class D, 4.30%, 09/16/2024	200,000	207,271
Series 2018-5, Class C, 3.99%, 01/15/2025	210,000	214,911
Series 2019-1, Class C, 3.78%, 04/15/2025	345,000	351,657
DT Auto Owner Trust,
Series 2017-1A, Class D, 3.55%, 11/15/2022(b)	37	37
Series 2017-2A, Class D, 3.89%, 01/15/2023(b)	15,592	15,626
Series 2017-3A, Class D, 3.58%, 05/15/2023(b)	20,051	20,208
Series 2017-3A, Class E, 5.60%, 08/15/2024(b)	195,000	200,772
Series 2017-4A, Class D, 3.47%, 07/17/2023(b)	39,802	39,976
Series 2018-3A, Class B, 3.56%, 09/15/2022(b)	24,763	24,793
Series 2018-3A, Class C, 3.79%, 07/15/2024(b)	100,000	101,252
Ellington Financial Mortgage Trust, Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(g)	94,700	96,290
Exeter Automobile Receivables Trust,
Series 2019-2A, Class C, 3.30%, 03/15/2024(b)	317,000	323,693
Series 2019-4A, Class D, 2.58%, 09/15/2025(b)	240,000	247,037
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A6, 0.80% (1 mo. USD LIBOR + 0.65%), 11/25/2035(d)	83,942	39,387
Flagship Credit Auto Trust, Series 2016-1, Class C, 6.22%, 06/15/2022(b)	121,027	122,194
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A2, 0.76% (1 mo. USD LIBOR + 0.60%), 09/15/2024(d)	560,000	564,186

	Principal Amount	Value
FREMF Mortgage Trust,
Series 2013-K25, Class C, 3.62%, 11/25/2045(b)(g)	$90,000	$ 93,549
Series 2013-K26, Class C, 3.60%, 12/25/2045(b)(g)	60,000	62,624
Series 2013-K27, Class C, 3.50%, 01/25/2046(b)(g)	95,000	99,041
Series 2013-K28, Class C, 3.49%, 06/25/2046(b)(g)	285,000	299,169
Series 2014-K715, Class C, 4.12%, 02/25/2046(b)(g)	190,000	189,749
GLS Auto Receivables Trust, Series 2018-1A, Class A, 2.82%, 07/15/2022(b)	7,777	7,786
GS Mortgage Securities Trust,
Series 2012-GC6, Class A3, 3.48%, 01/10/2045	59,774	60,735
Series 2013-GC16, Class AS, 4.65%, 11/10/2046	45,000	49,209
Series 2013-GCJ12, Class AAB, 2.68%, 06/10/2046	15,804	16,127
Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	52,922	55,265
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	245,000	264,157
GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.33%, 07/25/2035(g)	23,738	24,237
HomeBanc Mortgage Trust, Series 2005-3, Class A2, 0.77% (1 mo. USD LIBOR + 0.62%), 07/25/2035(d)	4,819	4,834
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-C10, Class AS, 3.37%, 12/15/2047	315,000	329,320
Series 2013-C16, Class AS, 4.52%, 12/15/2046	300,000	326,757
Series 2013-LC11, Class AS, 3.22%, 04/15/2046	40,000	41,638
Series 2014-C20, Class AS, 4.04%, 07/15/2047	220,000	240,396
Series 2016-JP3, Class A2, 2.43%, 08/15/2049	123,307	124,533
JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1, 3.06%, 07/25/2035(g)	29,576	29,333
Series 2018-8, Class A17, 4.00%, 01/25/2049(b)(g)	4,171	4,175
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class B, 4.12%, 11/15/2047(g)	245,000	252,810
Series 2014-C25, Class AS, 4.07%, 11/15/2047	200,000	220,258
Series 2015-C27, Class XA, IO, 1.16%, 02/15/2048(h)	2,044,588	81,227
LB Commercial Conduit Mortgage Trust, Series 1998-C1, Class IO, 0.93%, 02/18/2030(h)	40,213	0
Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(g)	16,272	10,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

	Principal Amount	Value
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 0.25% (1 mo. USD LIBOR + 0.10%), 08/25/2036(d)	$41,947	$ 19,872
Morgan Stanley BAML Trust, Series 2014-C19, Class AS, 3.83%, 12/15/2047	595,000	648,586
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.46%, 05/15/2046	225,000	235,563
Morgan Stanley Capital I Trust,
Series 2011-C2, Class A4, 4.66%, 06/15/2044(b)	61,282	61,698
Series 2017-HR2, Class XA, IO, 0.79%, 12/15/2050(h)	675,619	29,893
Morgan Stanley ReRemic Trust, Series 2012-R3, Class 1B, 2.64%, 11/26/2036(b)(g)	305,387	291,449
Mortgage-Linked Amortizing Notes, Series 2012-1, Class A10, 2.06%, 01/15/2022	151,355	153,920
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 1.24% (3 mo. USD LIBOR + 1.02%), 04/19/2030(b)(d)	293,000	291,880
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 1.50% (3 mo. USD LIBOR + 1.26%), 07/15/2030(b)(d)	250,000	250,125
Series 2020-8RA, Class A1, 1.00% (1.22% - 3 mo. USD LIBOR), 01/17/2032(b)(d)	433,000	433,217
Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 1.00% (1.22% - 3 mo. USD LIBOR), 01/15/2033(b)(d)	400,000	400,326
OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.48% (3 mo. USD LIBOR + 1.26%), 01/20/2033(b)(d)	287,936	288,683
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(b)	115,000	118,045
Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b)	395,000	402,799
RBSSP Resecuritization Trust, Series 2010-1, Class 2A1, 3.04%, 07/26/2045(b)(g)	1,798	1,813
Residential Accredit Loans, Inc. Trust,
Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	441	412
Series 2007-QS6, Class A28, 5.75%, 04/25/2037	5,276	5,080
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 02/25/2024(b)(g)	128,284	131,014

	Principal Amount	Value
Santander Drive Auto Receivables Trust,
Series 2017-1, Class E, 5.05%, 07/15/2024(b)	$355,000	$ 361,049
Series 2017-2, Class D, 3.49%, 07/17/2023	51,384	52,014
Series 2017-3, Class D, 3.20%, 11/15/2023	280,000	284,921
Series 2018-1, Class D, 3.32%, 03/15/2024	100,000	102,308
Series 2018-2, Class D, 3.88%, 02/15/2024	165,000	170,451
Series 2018-5, Class C, 3.81%, 12/16/2024	162,802	164,624
Series 2019-2, Class D, 3.22%, 07/15/2025	195,000	202,915
Series 2019-3, Class D, 2.68%, 10/15/2025	165,000	169,744
Santander Retail Auto Lease Trust,
Series 2019-A, Class C, 3.30%, 05/22/2023(b)	315,000	324,488
Series 2019-B, Class C, 2.77%, 08/21/2023(b)	115,000	118,410
Series 2019-C, Class C, 2.39%, 11/20/2023(b)	210,000	215,713
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(g)	163,168	166,963
Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 1.51% (3 mo. USD LIBOR + 1.29%), 04/18/2033(b)(d)	250,000	250,312
TICP CLO XV Ltd., Series 2020-15A, Class A, 1.50% (3 mo. USD LIBOR + 1.28%), 04/20/2033(b)(d)	271,000	271,350
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	310,000	313,134
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.00%, 11/15/2050(h)	1,230,778	59,268
United Auto Credit Securitization Trust, Series 2019-1, Class C, 3.16%, 08/12/2024(b)	139,182	139,849
Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(f)	357,661	364,774
Series 2020-1, Class A2, 2.64%, 01/25/2060(b)(f)	99,729	101,752
Series 2020-INV1, Class A1, 1.98%, 03/25/2060(b)(g)	90,494	91,918
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	199,794	200,405
WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 2.57%, 10/25/2033(g)	33,896	34,133
Series 2005-AR14, Class 1A4, 2.90%, 12/25/2035(g)	76,465	76,435
Series 2005-AR16, Class 1A1, 2.75%, 12/25/2035(g)	35,549	35,186
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class ASB, 2.93%, 05/15/2048	247,895	256,911
Series 2017-C42, Class XA, IO, 0.88%, 12/15/2050(h)	887,130	45,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

	Principal Amount	Value
Westlake Automobile Receivables Trust,
Series 2017-2A, Class E, 4.63%, 07/15/2024(b)	$305,000	$ 306,391
Series 2018-1A, Class D, 3.41%, 05/15/2023(b)	108,156	108,977
Series 2018-3A, Class B, 3.32%, 10/16/2023(b)	15,869	15,887
Series 2019-3A, Class C, 2.49%, 10/15/2024(b)	260,000	266,248
WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046	150,000	157,504
Series 2014-C20, Class AS, 4.18%, 05/15/2047	130,000	141,392
Series 2014-LC14, Class AS, 4.35%, 03/15/2047(g)	145,000	158,461
World Financial Network Credit Card Master Trust,
Series 2018-A, Class A, 3.07%, 12/16/2024	495,000	496,619
Series 2018-B, Class A, 3.46%, 07/15/2025	230,000	235,075
Series 2018-C, Class A, 3.55%, 08/15/2025	470,000	481,920
Series 2019-A, Class A, 3.14%, 12/15/2025	75,000	77,364
Series 2019-B, Class A, 2.49%, 04/15/2026	270,000	278,360
Series 2019-C, Class A, 2.21%, 07/15/2026	235,000	242,383
Total Asset-Backed Securities (Cost $25,931,983)		25,850,069

U.S. Government Sponsored Agency Mortgage-Backed Securities-18.25%
Collateralized Mortgage Obligations-1.69%
Fannie Mae Interest STRIPS,
IO,
7.50%, 05/25/2023 to 11/25/2029(i)	65,758	7,239
7.00%, 06/25/2023 to 04/25/2032(i)	144,710	23,097
6.50%, 04/25/2029 to 02/25/2033(i)	278,486	54,654
6.00%, 02/25/2033 to 03/25/2036(i)	206,144	39,357
6.50%, 02/25/2033(i)	45,201	8,536
5.50%, 09/25/2033 to 06/25/2035(i)	398,070	70,645
6.00%, 09/25/2035(i)	60,097	11,045

	Principal Amount	Value
Collateralized Mortgage Obligations-(continued)
Fannie Mae REMICs,
IO,
5.50%, 04/25/2023 to 07/25/2046(i)	$169,661	$ 104,440
6.55%, 02/25/2024 to 05/25/2035(d)(i)	139,090	26,244
4.00%, 08/25/2026 to 08/25/2047(i)	219,319	13,729
3.00%, 11/25/2027(i)	106,577	6,119
6.95% (7.10% - 1 mo. USD LIBOR), 11/25/2030(d)(i)	53,445	9,686
7.74%, 11/18/2031 to 12/18/2031(d)(i)	3,593	751
7.75%, 11/25/2031(d)(i)	70,547	14,090
7.10% (7.25% - 1 mo. USD LIBOR), 01/25/2032(d)(i)	3,846	787
7.80% (7.95% - 1 mo. USD LIBOR), 01/25/2032(d)(i)	18,356	3,791
7.84%, 03/18/2032 to 12/18/2032(d)(i)	6,703	1,505
7.95%, 03/25/2032 to 04/25/2032(d)(i)	5,541	1,270
6.85%, 04/25/2032 to 09/25/2032(d)(i)	17,191	3,278
7.65% (7.80% - 1 mo. USD LIBOR), 04/25/2032(d)(i)	596	131
7.85%, 04/25/2032 to 12/25/2032(d)(i)	269,953	59,931
7.94%, 12/18/2032(d)(i)	27,384	4,661
8.10%, 02/25/2033 to 05/25/2033(d)(i)	104,672	24,752
7.00%, 04/25/2033(i)	3,070	651
5.90%, 03/25/2035 to 07/25/2038(d)(i)	50,659	9,198
6.60%, 03/25/2035 to 05/25/2035(d)(i)	20,330	3,360
6.45% (6.60% - 1 mo. USD LIBOR), 05/25/2035(d)(i)	37,881	6,191
3.50%, 08/25/2035(i)	305,524	37,115
5.95% (6.10% - 1 mo. USD LIBOR), 10/25/2035(d)(i)	107,757	21,337
6.40% (6.55% - 1 mo. USD LIBOR), 10/25/2041(d)(i)	34,614	7,285
6.00% (6.15% - 1 mo. USD LIBOR), 12/25/2042(d)(i)	88,815	17,673
5.00% (5.90% - 1 mo. USD LIBOR), 09/25/2047(d)(i)	611,851	85,760
6.50%, 06/25/2023 to 10/25/2031	130,360	145,674
6.00%, 11/25/2028 to 12/25/2031	90,747	104,182
0.40% (1 mo. USD LIBOR + 0.25%), 08/25/2035(d)	1,033	1,034
24.02% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(d)	44,884	73,752
23.66% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(d)	32,555	48,572
23.66% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(d)	26,510	43,074
1.09% (1 mo. USD LIBOR + 0.94%), 06/25/2037(d)	16,121	16,510
1.50%, 01/25/2040	78,575	79,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations-(continued)
PO,
0.00%, 09/25/2023(j)	$15,450	$ 15,243
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, 0.50%, 03/25/2024(g)	4,552,619	49,384
Series KC03, Class X1, 0.63%, 11/25/2024(g)	2,753,171	45,365
Series K734, Class X1, 0.65%, 02/25/2026(g)	2,046,472	58,508
Series K735, Class X1, 1.10%, 05/25/2026(g)	2,047,656	93,821
Series K093, Class X1, 0.95%, 05/25/2029(g)	1,690,418	118,274
Freddie Mac REMICs,
1.50%, 07/15/2023	19,442	19,578
6.75%, 02/15/2024	2,976	3,157
6.50%, 02/15/2028 to 06/15/2032	380,912	433,749
8.00%, 03/15/2030	649	779
1.16% (1 mo. USD LIBOR + 1.00%), 02/15/2032(d)	747	763
3.50%, 05/15/2032	13,629	14,650
24.17% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(d)	7,485	12,426
0.56% (1 mo. USD LIBOR + 0.40%), 09/15/2035(d)	1,270	1,279
IO,
7.49%, 07/15/2026 to 03/15/2029(d)(i)	91,782	12,309
3.00%, 06/15/2027 to 05/15/2040(i)	358,840	22,563
2.50%, 05/15/2028(i)	68,914	3,715
8.55%, 07/17/2028(d)(i)	968	91
7.94% (8.10% - 1 mo. USD LIBOR), 06/15/2029(d)(i)	1,234	235
6.54% (6.70% - 1 mo. USD LIBOR), 01/15/2035(d)(i)	265,771	48,912
6.59% (6.75% - 1 mo. USD LIBOR), 02/15/2035(d)(i)	32,846	5,932
6.56% (6.72% - 1 mo. USD LIBOR), 05/15/2035(d)(i)	35,092	5,572
5.99% (6.15% - 1 mo. USD LIBOR), 07/15/2035(d)(i)	11,000	1,542
6.84% (7.00% - 1 mo. USD LIBOR), 12/15/2037(d)(i)	5,960	1,361
5.84% (6.00% - 1 mo. USD LIBOR), 04/15/2038(d)(i)	4,634	813
5.91% (6.07% - 1 mo. USD LIBOR), 05/15/2038(d)(i)	185,223	36,971
6.09% (6.25% - 1 mo. USD LIBOR), 12/15/2039(d)(i)	43,629	8,304
4.00%, 04/15/2040 to 03/15/2045(i)	108,944	9,785
5.94% (6.10% - 1 mo. USD LIBOR), 01/15/2044(d)(i)	93,122	10,170

	Principal Amount	Value
Collateralized Mortgage Obligations-(continued)
Freddie Mac STRIPS,
PO,
0.00%, 06/01/2026(j)	$11,990	$ 11,655
IO,
3.00%, 12/15/2027(i)	152,088	10,021
3.27%, 12/15/2027(i)	39,685	2,139
7.00%, 09/01/2029(i)	2,618	465
7.50%, 12/15/2029(i)	50,658	9,607
6.00%, 12/15/2032(i)	29,928	4,822
		2,264,193

Federal Home Loan Mortgage Corp. (FHLMC)-0.33%
9.00%, 08/01/2022 to 05/01/2025	1,682	1,825
6.00%, 10/01/2022 to 10/01/2029	123,293	139,540
6.50%, 07/01/2028 to 04/01/2034	64,383	73,344
7.00%, 10/01/2031 to 10/01/2037	56,319	65,049
5.00%, 12/01/2034	2,606	2,963
5.50%, 09/01/2039	132,464	153,890
		436,611

Federal National Mortgage Association (FNMA)-0.07%
5.00%, 03/01/2021 to 07/01/2022	179	189
7.00%, 01/01/2030 to 12/01/2032	8,912	10,389
8.50%, 07/01/2032	1,989	1,996
7.50%, 01/01/2033	1,955	2,308
6.50%, 01/01/2034	3,934	4,457
5.50%, 02/01/2035 to 05/01/2036	66,781	78,226
		97,565

Government National Mortgage Association (GNMA)-3.47%
7.00%, 12/15/2023 to 03/15/2026	1,615	1,720
IO,
7.35% (7.50% - 1 mo. USD LIBOR), 02/16/2032(d)(i)	61,847	38
6.40% (6.55% - 1 mo. USD LIBOR), 04/16/2037(d)(i)	37,584	7,539
6.50% (6.65% - 1 mo. USD LIBOR), 04/16/2041(d)(i)	242,347	42,260
4.50%, 09/16/2047(i)	200,823	29,241
6.05% (6.20% - 1 mo. USD LIBOR), 10/16/2047(d)(i)	213,233	38,823
TBA,
2.50%, 01/01/2051(k)	4,265,000	4,514,405
		4,634,026

Uniform Mortgage-Backed Securities-12.69%
TBA
2.00%, 01/01/2036 to 02/01/2051(k)	16,350,000	16,976,070
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $25,071,033)		24,408,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

	Principal Amount	Value

U.S. Treasury Securities-7.42%
U.S. Treasury Bonds-1.56%
1.38%, 11/15/2040	$640,500	$ 632,344

1.38%, 08/15/2050	1,562,500	1,460,449

		2,092,793

U.S. Treasury Notes-5.86%
0.13%, 11/30/2022	190,900	190,930

0.13%, 12/15/2023	1,269,100	1,267,563

0.38%, 11/30/2025	3,415,200	3,419,469

0.63%, 11/30/2027	704,000	703,670

0.88%, 11/15/2030	2,261,200	2,252,720

		7,834,352

Total U.S. Treasury Securities (Cost $9,914,870)		9,927,145

Agency Credit Risk Transfer Notes-0.92%
Fannie Mae Connecticut Avenue Securities
Series 2014-C04, Class 2M2, 5.15% (1 mo. USD LIBOR + 5.00%), 11/25/2024(d)	151,600	155,902

Series 2016-C02, Class 1M2, 6.15% (1 mo. USD LIBOR + 6.00%), 09/25/2028(d)	146,905	156,313

Freddie Mac
Series 2014-DN1, Class M2, STACR® , 2.35% (1 mo. USD LIBOR + 2.20%), 02/25/2024(d)	822	822

Series 2014-DN3, Class M3, STACR® , 4.15% (1 mo. USD LIBOR + 4.00%), 08/25/2024(d)	102,845	105,317

Series 2014-HQ2, Class M3, STACR® , 3.90% (1 mo. USD LIBOR + 3.75%), 09/25/2024(d)	331,194	341,253

Series 2018-HQA1, Class M2, STACR® , 2.45% (1 mo. USD LIBOR + 2.30%), 09/25/2030(d)	86,816	86,882

Series 2018-DNA2, Class M1, STACR® , 0.95% (1 mo. USD LIBOR + 0.80%), 12/25/2030(b)(d)	42,214	42,245

Series 2018-HRP2, Class M2, STACR® , 1.40% (1 mo. USD LIBOR + 1.25%), 02/25/2047(b)(d)	143,172	143,144

Series 2018-DNA3, Class M1, STACR® , 0.90% (1 mo. USD LIBOR + 0.75%), 09/25/2048(b)(d)	165	165

Series 2018-HQA2, Class M1, STACR® , 0.90% (1 mo. USD LIBOR + 0.75%), 10/25/2048(b)(d)	27,110	27,126

Series 2019-HRP1, Class M2, STACR® , 1.55% (1 mo. USD LIBOR + 1.40%), 02/25/2049(b)(d)	59,848	59,815

Series 2020-DNA5, Class M1, STACR® , 1.38% (SOFR + 1.30%), 10/25/2050(b)(d)	105,000	105,413

Total Agency Credit Risk Transfer Notes (Cost $1,248,524)		1,224,397

	Shares	Value

Preferred Stocks-0.86%
Asset Management & Custody Banks-0.17%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(e)	205,000	$226,586

Diversified Banks-0.19%
Citigroup, Inc., 5.00%, Series U, Pfd.(e)	249,000	259,427

Investment Banking & Brokerage-0.27%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(e)	342,000	361,665

Life & Health Insurance-0.14%
MetLife, Inc., 3.85%, Series G, Pfd.(e)	171,000	180,833

Other Diversified Financial Services-0.09%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(e)	113,000	120,486

Total Preferred Stocks (Cost $1,080,000)		1,148,997

	Principal Amount
Municipal Obligations-0.36%
Maryland (State of) Health & Higher Educational Facilities Authority (University of MD Medical System),
Series 2020 D, Ref. RB, 3.05%, 07/01/2040	$85,000	88,248

Series 2020 D, Ref. RB, 3.20%, 07/01/2050	110,000	114,244

Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	280,000	282,357

Total Municipal Obligations (Cost $475,000)		484,849

	Shares
Money Market Funds-29.43%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(l)(m)	13,781,057	13,781,057

Invesco Liquid Assets Portfolio, Institutional Class, 0.08%(l)(m)	9,836,268	9,839,218

Invesco Treasury Portfolio, Institutional Class, 0.01%(l)(m)	15,749,779	15,749,779

Total Money Market Funds (Cost $39,372,213)		39,370,054

TOTAL INVESTMENTS IN SECURITIES-115.23% (Cost $151,129,378)		154,125,138

OTHER ASSETS LESS LIABILITIES-(15.23)%		(20,366,969)

NET ASSETS-100.00%		$133,758,169

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
Ctfs.	- Certificates
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PO	- Principal Only
RB	- Revenue Bonds
Ref.	- Refunding
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
STACR®	- Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $27,713,906, which represented 20.72% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2020.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2020.

(h)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2020.

(i)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(j)	Zero coupon bond issued at a discount.
(k)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1O.
(l)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2020.

	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio,
Institutional Class	$-	$26,162,233	$(12,381,176)	$-	$-	$13,781,057	$12,311
Invesco Liquid Assets Portfolio, Institutional Class	21,539,049	48,078,765	(59,789,905)	4,303	7,006	9,839,218	99,152
Invesco Treasury Portfolio, Institutional Class	-	29,899,695	(14,149,916)	-	-	15,749,779	2,314
Total	$21,539,049	$104,140,693	$(86,320,997)	$4,303	$7,006	$39,370,054	$113,777

(m)	The rate shown is the 7-day SEC standardized yield as of December 31, 2020.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	167	March-2021	$36,903,086	$33,593	$33,593
U.S. Treasury 5 Year Notes	99	March-2021	10,976,273	19,747	19,747
U.S. Treasury Ultra Bonds	44	March-2021	9,396,750	(116,032)	(116,032)
Subtotal - Long Futures Contracts				(62,692)	(62,692)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

Open Futures Contracts(a)–(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	50	March-2021	$(6,903,906)	$(10,653)	$(10,653)
U.S. Treasury 10 Year Ultra Bonds	27	March-2021	(4,221,703)	3,318	3,318
U.S. Treasury Long Bonds	30	March-2021	(5,195,625)	24,164	24,164
Subtotal-Short Futures Contracts				16,829	16,829
Total Futures Contracts				$(45,863)	$(45,863)

(a)	Futures contracts collateralized by $345,749 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in securities, at value (Cost $111,757,165)	$114,755,084

Investments in affiliated money market funds, at value (Cost $39,372,213)	39,370,054

Other investments:
Variation margin receivable – futures contracts	431,980

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	345,749

Cash	446,788

Foreign currencies, at value (Cost $353,914)	365,848

Receivable for:
Investments sold	14,099,856

Fund shares sold	54,652

Dividends	954

Interest	513,367

Investment for trustee deferred compensation and retirement plans	56,596

Total assets	170,440,928

Liabilities:
Payable for:
Investments purchased	36,372,853

Fund shares reacquired	63,134

Accrued fees to affiliates	48,976

Accrued other operating expenses	141,200

Trustee deferred compensation and retirement plans	56,596

Total liabilities	36,682,759

Net assets applicable to shares outstanding	$133,758,169

Net assets consist of:
Shares of beneficial interest	$123,773,249

Distributable earnings	9,984,920

$133,758,169

Net Assets:
Series I	$87,077,041

Series II	$46,681,128

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	10,327,385

Series II	5,617,697

Series I:
Net asset value per share	$8.43

Series II:
Net asset value per share	$8.31

Statement of Operations

For the year ended December 31, 2020

Investment income:
Interest (net of foreign withholding taxes of $64)	$3,132,911

Dividends from affiliated money market funds	113,777

Total investment income	3,246,688

Expenses:
Advisory fees	723,242

Administrative services fees	200,457

Custodian fees	47,145

Distribution fees - Series II	115,776

Transfer agent fees	21,343

Trustees’ and officers’ fees and benefits	19,690

Reports to shareholders	38,423

Professional services fees	51,224

Other	6,709

Total expenses	1,224,009

Less: Fees waived	(210,063)

Net expenses	1,013,946

Net investment income	2,232,742

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	5,582,923

Affiliated investment securities	7,006

Foreign currencies	2,693

Futures contracts	1,990,165

Swap agreements	(770)

7,582,017

Change in net unrealized appreciation of:
Unaffiliated investment securities	1,020,702

Affiliated investment securities	4,303

Foreign currencies	11,932

Futures contracts	372,387

1,409,324

Net realized and unrealized gain	8,991,341

Net increase in net assets resulting from operations	$11,224,083

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

Statement of Changes in Net Assets

For the years ended December 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$2,232,742	$3,626,205

Net realized gain	7,582,017	4,087,528

Change in net unrealized appreciation	1,409,324	3,532,308

Net increase in net assets resulting from operations	11,224,083	11,246,041

Distributions to shareholders from distributable earnings:
Series I	(2,429,653)	(2,462,939)

Series II	(1,301,736)	(1,702,386)

Total distributions from distributable earnings	(3,731,389)	(4,165,325)

Share transactions-net:
Series I	9,260,558	(6,004,640)

Series II	(3,393,814)	(1,997,752)

Net increase (decrease) in net assets resulting from share transactions	5,866,744	(8,002,392)

Net increase (decrease) in net assets	13,359,438	(921,676)

Net assets:
Beginning of year	120,398,731	121,320,407

End of year	$133,758,169	$120,398,731

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Series I
Year ended 12/31/20	$7.93	$0.16	$ 0.61	$ 0.77	$(0.27)	$8.43	9.71%	$87,077	0.73	%(e)	0.90	%(e)	1.90	%(e)	480%
Year ended 12/31/19	7.49	0.23	0.48	0.71	(0.27)	7.93	9.53	73,160	0.75		0.89		2.99		93	(f)
Year ended 12/31/18(g)	7.83	0.25	(0.33)	(0.08)	(0.26)	7.49	(1.02)	74,929	0.75		0.87		3.35		64	(f)
Year ended 12/31/17	7.67	0.19	0.16	0.35	(0.19)	7.83	4.59	81,481	0.75		0.85		2.38		86	(f)
Year ended 12/31/16	7.71	0.23	0.02	0.25	(0.29)	7.67	3.27	83,405	0.75		0.84		2.96		79	(f)
Series II
Year ended 12/31/20	7.82	0.14	0.59	0.73	(0.24)	8.31	9.43	46,681	0.98	(e)	1.15	(e)	1.65	(e)	480
Year ended 12/31/19	7.39	0.21	0.47	0.68	(0.25)	7.82	9.25	47,239	1.00		1.14		2.75		93	(f)
Year ended 12/31/18(g)	7.73	0.23	(0.33)	(0.10)	(0.24)	7.39	(1.31)	46,391	1.00		1.12		3.10		64	(f)
Year ended 12/31/17	7.57	0.16	0.17	0.33	(0.17)	7.73	4.38	51,030	1.00		1.10		2.13		86	(f)
Year ended 12/31/16	7.61	0.21	0.02	0.23	(0.27)	7.57	3.05	53,350	1.00		1.09		2.70		79	(f)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.01%, 0.00%, 0.00% and 0.01% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $77,194 and $46,311 for Series I and Series II shares, respectively.
(f)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $488,722,598 and $507,909,671, $641,318,699 and $653,537,737, $679,964,368 and $662,714,451 and $672,031,328 and $673,808,454 for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

(g)	Commencement date of .

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. Total Return Bond Fund

Notes to Financial Statements

December 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer V.I. Total Return Bond Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is to seek total return.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

Invesco Oppenheimer V.I. Total Return Bond Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Lower-Rated Securities – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

Invesco Oppenheimer V.I. Total Return Bond Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The

Invesco Oppenheimer V.I. Total Return Bond Fund

Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

P.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Q.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

R.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $1 billion	0.600%

Over $1 billion	0.500%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    For the year ended December 31, 2020, the effective advisory fee rate incurred by the Fund was 0.59%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

    The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.75% and Series II shares to 1.00% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Invesco Oppenheimer V.I. Total Return Bond Fund

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended December 31, 2020, the Adviser waived advisory fees of $210,063.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2020, Invesco was paid $17,784 for accounting and fund administrative services and was reimbursed $182,673 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2020, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$51,711,162	$–	$51,711,162

Asset-Backed Securities	–	25,850,069	–	25,850,069

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	24,408,465	–	24,408,465

U.S. Treasury Securities	–	9,927,145	–	9,927,145

Agency Credit Risk Transfer Notes	–	1,224,397	–	1,224,397

Preferred Stocks	–	1,148,997	–	1,148,997

Municipal Obligations	–	484,849	–	484,849

Money Market Funds	39,370,054	–	–	39,370,054

Total Investments in Securities	39,370,054	114,755,084	–	154,125,138

Other Investments - Assets*

Futures Contracts	80,822	–	–	80,822

Other Investments - Liabilities*

Futures Contracts	(126,685)	–	–	(126,685)

Total Other Investments	(45,863)	–	–	(45,863)

Total Investments	$39,324,191	$114,755,084	$–	$154,079,275

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

Invesco Oppenheimer V.I. Total Return Bond Fund

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2020:

Value
Interest
Derivative Assets	Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$80,822

Derivatives not subject to master netting agreements	(80,822)

Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Value
Interest
Derivative Liabilities	Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(126,685)

Derivatives not subject to master netting agreements	126,685

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Interest
	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$-	$1,990,165	$1,990,165

Swap agreements	(770)	-	(770)

Change in Net Unrealized Appreciation:
Futures contracts	-	372,387	372,387

Total	$(770)	$2,362,552	$2,361,782

    The table below summarizes the average notional value of derivatives held during the period.

	Futures	Swap
	Contracts	Agreements

Average notional value	$54,305,258	$3,717,756

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Invesco Oppenheimer V.I. Total Return Bond Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2020 and 2019:

	2020	2019
Ordinary income*	$3,731,389	$4,165,325

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$6,144,033

Undistributed long-term capital gain	916,983

Net unrealized appreciation – investments	2,966,005

Net unrealized appreciation - foreign currencies	11,932

Temporary book/tax differences	(54,033)

Shares of beneficial interest	123,773,249

Total net assets	$133,758,169

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2020 was $412,448,426 and $425,224,695, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $139,790,608 and $135,247,379, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$5,269,141

Aggregate unrealized (depreciation) of investments	(2,303,136)

Net unrealized appreciation of investments	$2,966,005

    Cost of investments for tax purposes is $151,113,270.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, forward foreign currency contracts and doll roll adjustments, on December 31, 2020, undistributed net investment income was increased by $246,883 and undistributed net realized gain was decreased by $246,883. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Series I	2,207,694	$18,501,766	778,748	$6,072,746

Series II	2,667,997	21,953,889	2,278,654	17,388,336

Issued as reinvestment of dividends:
Series I	293,082	2,429,653	320,278	2,462,939

Series II	159,136	1,301,736	224,293	1,702,386

Invesco Oppenheimer V.I. Total Return Bond Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2020(a)		December 31, 2019

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(1,401,177)	$(11,670,861)	(1,874,852)	$(14,540,325)

Series II	(3,253,104)	(26,649,439)	(2,738,590)	(21,088,474)

Net increase (decrease) in share activity	673,628	$5,866,744	(1,011,469)	$(8,002,392)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

Effective on or about April 30, 2021, the name of the Fund and all references thereto will change from Invesco Oppenheimer V.I. Total Return Bond Fund to Invesco V.I. Core Bond Fund.

Invesco Oppenheimer V.I. Total Return Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Total Return Bond Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Total Return Bond Fund (formerly known as Oppenheimer Total Return Bond Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas February 16, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Oppenheimer V.I. Total Return Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/20)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,025.90	$3.62	$1,021.57	$3.61	0.71%
Series II	1,000.00	1,024.80	4.84	1,020.36	4.82	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2020 through December 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Oppenheimer V.I. Total Return Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.44%

                  * The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Oppenheimer V.I. Total Return Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			197	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco Oppenheimer V.I. Total Return Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1967 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	197	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	197	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	197	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	197	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	197	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Invesco Oppenheimer V.I. Total Return Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	197	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	197	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	197	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			197	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	197	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

Invesco Oppenheimer V.I. Total Return Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	197	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	197	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	197	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	197	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco Oppenheimer V.I. Total Return Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco Oppenheimer V.I. Total Return Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco Oppenheimer V.I. Total Return Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;

Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Oppenheimer V.I. Total Return Bond Fund

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between January 1, 2020 to February 16, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that five PwC Managers and one PwC Associate each held financial interests either directly or, in the case of two PwC Managers, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of one PwC Manager and one PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individuals), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$992,930	$977,878
Audit-Related Fees	$33,000	$0
Tax Fees(1)	$511,931	$576,844
All Other Fees	$0	$0

Total Fees	$1,537,861	$1,554,722

(1)

Tax Fees for the fiscal year ended December 31, 2020 and 2019 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable

Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,219,000 for the fiscal year ended December 31, 2020 and $4,089,000 for the fiscal year ended December 31, 2019. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,431,931 for the fiscal year ended December 31, 2020 and $5,355,844 for the fiscal year ended December 31, 2019.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of February 11, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 11, 2021, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	February 26, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	February 26, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	February 26, 2021